              As filed with the Securities and Exchange Commission

                              on January 31, 1997

                      Registration No. 33-42927; 811-6419

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------
                                   FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]

                                                                    [X]

                        Post-Effective Amendment No. 30

                                      And

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]


                                Amendment No. 31              [X]

                        (Check appropriate box or boxes)

                       ----------------------------------

                             STAGECOACH FUNDS, INC.
               (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                          Little Rock, Arkansas  72201
          (Address of Principal Executive Offices, including Zip Code)

                       ----------------------------------

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                          Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):


[X]   Immediately upon filing pursuant             [ ]  on _________ pursuant
      to Rule 485(b), or                                to Rule 485(b)


[ ]   60 days after filing pursuant                [ ]  on _________ pursuant
      to Rule 485(a)(1), or                             to Rule 485(a)(1)

[ ]   75 days after filing pursuant                [ ]  on ___________pursuant
      to Rule 485(a)(2), or                             to Rule 485(a)(2)

If appropriate, check  the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of shares of its Common Stock, $.001 par value, under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the fiscal period ending September 30, 1996, was filed with the Securities and Exchange Commission on November 27, 1996.


This Post-Effective Amendment to the Registrant's Registration Statement also has been executed by Master Investment Trust (a registered investment company with separate series in which certain series of the Registrant invest substantially all of their assets) and its trustees and principal officer.

                                EXPLANATORY NOTE

              This Post-Effective Amendment to the Registration Statement (the "Amendment") of Stagecoach Funds, Inc. (the "Company") is being filed to add to the Company's Registration Statement the audited financial statements and certain related financial information for the fiscal period ended September 30, 1996 for the Company's Aggressive Growth, Arizona Tax-Free, Asset Allocation, Balanced, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, Corporate Stock, Diversified Income, Equity Value, Ginnie Mae, Government Money Market Mutual, Growth and Income, Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Treasury Money Market Mutual and U.S. Government Allocation Funds.

              This Amendment does not affect the Registration Statement for Class E shares of the Treasury Money Market Mutual Fund or the Registration Statement for the California Tax-Free Money Market Trust.

                             Cross Reference Sheet

                              CLASS A AND B SHARES


Form N-1A Item Number
---------------------
Part A       Prospectus Captions
------       -------------------

 1           Cover Page
 2           Prospectus Summary; Summary of Fund Expenses
 3           Financial Highlights
 4           The Fund(s) and Management; Prospectus Appendix - Additional
             Investment Policies
 5           How the Fund(s) Work(s); The Fund(s) and Management; Management, Distribution and Servicing Fees
 6           The Fund(s) and Management; Investing in the Fund(s)
 7           Investing in the Fund(s); Dividend and Capital Gain Distributions; Taxes
 8           Investing in the Fund(s); Additional Shareholder Services; How to Redeem Shares
 9           Not Applicable

Part B       Statement of Additional Information Captions
------       --------------------------------------------

10           Cover Page
11           Table of Contents
12           General
13           Investment Restrictions; Additional Permitted Investment Activities;
             SAI Appendix
14           Management
15           Management
16           Management; Distribution Plans; Servicing Plans and Agreements; Fund Expenses
             Independent Auditors
17           Portfolio Transactions
18           Capital Stock; Other Information
19           Determination of Net Asset Value; Additional Purchase and
             Redemption Information
20           Federal Income Taxes
21           Distribution Plans
22           Performance Calculations
23           Financial Information

Part C       Other Information
------       -----------------

24-32        Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this
             Document.

                             Cross Reference Sheet

                   INSTITUTIONAL, SERVICE AND CLASS S SHARES


Form N-1A Item Number
---------------------
Part A       Prospectus Captions
------       -------------------

 1           Cover Page
 2           Prospectus Summary; Summary of Fund Expenses
 3           Financial Highlights
 4           The Fund(s) and Management; Prospectus Appendix - Additional
             Investment Policies
 5           How the Fund(s) Work(s); The Fund(s) and Management; Management
             and Servicing Fees
 6           The Fund(s) and Management; Investing in the Fund(s)
 7           Investing in the Fund(s); Dividend and Capital Gain Distributions; Taxes
 8           Investing in the Fund(s); Exchanges
 9           Not Applicable

Part B       Statement of Additional Information Captions
------       --------------------------------------------

10           Cover Page
11           Table of Contents
12           Introduction
13           Investment Restrictions; Additional Permitted Investment Activities;
             SAI Appendix
14           Management
15           Management
16           Management; Fund Expenses
             Independent Auditors
17           Portfolio Transactions
18           Capital Stock; Other Information
19           Determination of Net Asset Value; Additional Purchase and
             Redemption Information
20           Federal Income Taxes
21           Management
22           Performance Calculations
23           Financial Information

Part C       Other Information
------       -----------------

24-32        Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this
             Document.

                                      LOGO

                         ------------------------------

                                   PROSPECTUS
                         ------------------------------

                         PRIME MONEY MARKET MUTUAL FUND

                                    CLASS A


                                FEBRUARY 1, 1997

                              STAGECOACH FUNDS(R)

                         PRIME MONEY MARKET MUTUAL FUND
                                 CLASS A SHARES


  Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about one class offered by one fund of the Stagecoach Family of Funds -- Class A shares of the PRIME MONEY MARKET MUTUAL FUND (the "Fund").


  The PRIME MONEY MARKET MUTUAL FUND seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity. The Fund pursues its objective by investing its assets in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, which have remaining maturities not exceeding 397 days (13 months), and in certain repurchase agreements.


  AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.



  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own. A Statement of Additional Information ("SAI"), dated February 1, 1997, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA for information or assistance.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


WELLS FARGO BANK IS THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR, AND IS COMPENSATED FOR PROVIDING THE FUND WITH CERTAIN OTHER SERVICES. STEPHENS INC. ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUND'S SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR.



                       PROSPECTUS DATED FEBRUARY 1, 1997


                                                                      PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

PROSPECTUS SUMMARY                                                             1


EXPLANATION OF TABLES                                                          4


FINANCIAL HIGHLIGHTS                                                           5

HOW THE FUND WORKS                                                             7

THE FUND AND MANAGEMENT                                                       12


INVESTING IN THE FUND                                                         13



DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS                                       19



HOW TO REDEEM SHARES                                                          19



ADDITIONAL SHAREHOLDER SERVICES                                               24



MANAGEMENT, DISTRIBUTION AND SERVICING FEES                                   26



TAXES                                                                         29


PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY

  The Fund provides you with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you with summary information about the Fund. For more information, please refer to the identified Prospectus sections and generally to the Prospectus and SAI.

Q. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A. The PRIME MONEY MARKET MUTUAL FUND seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity. The Fund pursues its objective by investing its assets in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, which have remaining maturities not exceeding 397 days (13 months), and in certain repurchase agreements.


Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF INVESTMENT?



A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How the Fund Works -- Investment Objective and
    Policies -- Risk Factors" below and "Additional Permitted Investment Activities" in the SAI for further information about the Fund's investments and related risks.


Q. WHO MANAGES MY INVESTMENTS?


A. Wells Fargo Bank, as the Fund's investment adviser, manages your investments. Wells Fargo Bank also provides the Fund with administrative, transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Fund. See "The Fund and Management" and "Management, Distribution and Servicing Fees."


Q. HOW DO I INVEST?


A. You may invest by purchasing Fund shares at net asset value ("NAV"). You may open an account by investing at least $2,500, and you may add to your account by making additional investments of at least $100, with certain exceptions. Shares may be purchased on any day the Fund is open by wire, by mail, or by an automatic


                                        1                             PROSPECTUS
    investment feature called the AutoSaver Plan. See "Investing in the Fund" for more details, or contact Stephens (the Fund's distributor), a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).


Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?



A. Dividends are declared daily, distributed monthly and automatically reinvested in additional shares of the same class of the Fund at net asset value unless you elect to receive dividends credited to your Wells Fargo Bank account or distributed in cash. Any capital gains are distributed at least annually. Investment income available for distribution to holders of a class of shares is reduced by the class expenses payable on behalf of those shares. See "Dividend and Capital Gain Distributions" and "Additional Shareholder Services."


Q. HOW MAY I REDEEM SHARES?


A. You may redeem Fund shares at NAV, without charge, on any day the Fund is open by telephone (unless you have declined this feature on your account application), by letter, or on a regular monthly basis, by an automatic feature called the Systematic Withdrawal Plan. See "How to Redeem Shares" for more details, or contact Stephens (the Fund's distributor), a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).


PROSPECTUS                              2

                            SUMMARY OF FUND EXPENSES
                                    CLASS A

                        SHAREHOLDER TRANSACTION EXPENSES


                                                      PRIME MONEY
                                                   MARKET MUTUAL FUND
                                                   ------------------
Maximum Sales Charge on Purchases (as a percentage
  of offering price)..............................        None
Maximum Sales Charge on Reinvested
  Distributions...................................        None
Maximum Sales Charge on Redemptions...............        None
Exchange Fees.....................................        None


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                      PRIME MONEY
                                                   MARKET MUTUAL FUND
                                                   ------------------
Management Fee (after waivers or
  reimbursements)(1)..............................        0.12%
Rule 12b-1 Fee....................................        0.05%
Other Expenses....................................        0.38%
TOTAL FUND OPERATING EXPENSES (after waivers or
  reimbursements)(2)..............................        0.55%


---------------------------------

(1) Management Fee (before waivers or reimbursements) would be payable at a maximum annual rate of 0.25%.
(2) Total Fund Operating Expenses (before waivers or reimbursements) would be 0.68%.

                                        3                             PROSPECTUS

EXAMPLE OF EXPENSES


                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
You would pay the following
expenses on a $1,000 investment in
the Fund's Class A shares, assuming
(A) a 5% annual return and (B)
redemption at the end of each time
period indicated:
    Prime Money Market Mutual
    Fund...........................     $6       $18       $31       $ 69


                             EXPLANATION OF TABLES


  The purpose of the foregoing tables is to help you understand the various costs and expenses that a shareholder in the Fund will pay directly or indirectly. You may purchase Fund shares directly from the Company or through Wells Fargo Bank or other institutions that have developed various account products through which Fund shares may be purchased, and for which customers may be charged a fee. The tables do not reflect any charges that may be imposed by Wells Fargo Bank or another institution directly on certain customer accounts in connection with an investment in the Fund.


  SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. There are no Shareholder Transaction Expenses for the Fund. However, the Company reserves the right to impose a charge for wiring redemption proceeds.


  ANNUAL FUND OPERATING EXPENSES for the Fund's Class A shares are based on applicable contract amounts and amounts incurred during the most recent fiscal year. These amounts have been adjusted to reflect voluntary fee waivers and expense reimbursements expected to reduce expenses during the current year. Wells Fargo Bank and Stephens have each agreed to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Fund to ensure that the "Total Fund Operating Expenses" do not exceed, on an annual basis, 0.55% of the Fund's average daily net assets through August 31, 1997. Any waivers or reimbursements will reduce the Fund's total expenses. There can be no assurance that waivers or reimbursements will continue after that date. The Fund understands that a shareholder servicing agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional expenses. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Fund, please see "Investing in the Fund -- How to Buy Shares" and "Management, Distribution and Servicing Fees."


  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an

PROSPECTUS                              4
assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of the Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

                              FINANCIAL HIGHLIGHTS


  The following information has been derived from the Financial Highlights in the Fund's financial statements for the year ended September 30, 1996. This information is provided to assist you in evaluating the Fund's historical performance. Except as set forth below, the Fund's financial statements were audited by KPMG Peat Marwick LLP. The financial information for all periods prior to October 1, 1995, was audited by other auditors. On September 6, 1996, the Investor Class shares of a portfolio of Pacifica Funds Trust were reorganized as the Class A shares of the Fund. The predecessor portfolio commenced offering the Investor Class shares in October of 1995. Prior to this time it offered a single class -- the Service Class shares. The information for periods prior to September 6, 1996, reflects the performance of the Investor and Service Class shares. The financial statements and the report thereon for the year ended September 30, 1996 are incorporated by reference into the SAI. This information should be read in conjunction with the Fund's 1996 financial statements and the notes thereto. The SAI has been incorporated by reference into this prospectus.


                                        5                             PROSPECTUS

                       PRIME MONEY MARKET MUTUAL FUND(1)
                        FOR A CLASS A SHARE OUTSTANDING

                                                             CLASS A
                                                             SHARES(2)                      SERVICE SHARES
                                                             --------   ------------------------------------------------------
                                                               YEAR                    SIX
                                                              ENDED       YEAR       MONTHS
                                                              SEPT.       ENDED       ENDED          YEAR ENDED MARCH 31,
                                                               30,      SEPT. 30,   SEPT. 30,   ------------------------------
                                                              1996        1995       1994(3)      1994       1993       1992
                                                             --------   ---------   ---------   --------   --------   --------
Net Asset Value, beginning of period.......................  $  1.00    $   1.00    $   1.00    $   1.00   $   1.00   $   1.00
                                                             -------    --------    --------    --------   --------   --------
Income from Investment Operations:
 Net Investment Income.....................................     0.05        0.05        0.02        0.03       0.03       0.05
 Net realized and unrealized gain on investment............     0.00        0.00        0.00        0.00       0.00       0.00
                                                             -------    --------    --------    --------   --------   --------
   Total from Investment Operations........................     0.05        0.05        0.02        0.03       0.03       0.05
Less Distributions:
 Dividends from net investment income......................    (0.05)      (0.05)      (0.02)      (0.03)     (0.03)     (0.05)
 Distributions from net realized gain......................     0.00        0.00        0.00        0.00       0.00       0.00
                                                             -------    --------    --------    --------   --------   --------
 Total From Distributions..................................    (0.05)      (0.05)      (0.02)      (0.03)     (0.03)     (0.05)
                                                             -------    --------    --------    --------   --------   --------
 Net Asset Value, end of period............................  $  1.00    $   1.00    $   1.00    $   1.00   $   1.00   $   1.00
                                                             =======    ========    ========    ========   ========   ========
Total Return (not annualized)..............................     5.09%       5.60%       3.71% (4)     3.00%     3.32%     5.22%
Ratios/Supplemental Data:
 Net Assets, end of period (000s)..........................  $264,900   $614,101    $565,305    $527,599   $468,479   $528,397
Ratios to average net assets (annualized):
 Ratio of expenses to average net assets...................     0.55%       0.41%       0.41%       0.41%      0.41%      0.43%
 Ratio of net investment income to average net assets......     5.06%       5.47%       3.67%       2.96%      3.27%      5.09%
 Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses............................     0.68%       0.68%       0.89%       0.89%      0.89%      0.91%
 Ratio of net investment income to average net
   assets prior to waived fees and reimbursed expenses.....     4.93%       5.20%       3.19%       2.48%      2.79%      4.61%


                                                               1991       1990       1989       1988       1987
                                                             --------   --------   --------   --------   --------
Net Asset Value, beginning of period.......................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                             --------   --------   --------   --------   --------
Income from Investment Operations:
 Net Investment Income.....................................      0.07       0.08       0.08       0.06       0.06
 Net realized and unrealized gain on investment............      0.00       0.00       0.00       0.00       0.00
                                                             --------   --------   --------   --------   --------
   Total from Investment Operations........................      0.07       0.08       0.08       0.06       0.06
Less Distributions:
 Dividends from net investment income......................     (0.07)     (0.08)     (0.08)     (0.06)     (0.06)
 Distributions from net realized gain......................      0.00       0.00       0.00       0.00       0.00
                                                             --------   --------   --------   --------   --------
 Total From Distributions..................................     (0.07)     (0.08)    (0.08)      (0.06)     (0.06)
                                                             --------   --------   --------   --------   --------
 Net Asset Value, end of period............................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                             ========   ========   ========   ========   ========
Total Return (not annualized)..............................      7.72%      8.82%      7.88%      6.50%      5.97%
Ratios/Supplemental Data:
 Net Assets, end of period (000s)..........................  $543,834   $493,641   $496,675   $628,987   $407,815
Ratios to average net assets (annualized):
 Ratio of expenses to average net assets...................      0.47%      0.54%      0.56%      0.58%      0.68%
 Ratio of net investment income to average net assets......      7.38%      7.95%      7.58%      6.38%      5.81%
 Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses............................      0.94%      0.90%      0.90%      0.93%      0.93%
 Ratio of net investment income to average net
   assets prior to waived fees and reimbursed expenses.....      6.91%      7.59%      7.24%      6.03%      5.56%


-------------------


(1) The Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund, and on September 6, 1996, the Fund was reorganized as the Prime Money Market Mutual Fund of the Company. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


(2) Financial data for the year ended September 30, 1996 includes the performance of the Investor shares of the predecessor portfolio, which commenced operations October 1, 1995.


(3) The Fund changed its fiscal year-end from March 31 to September 30.


(4) Annualized.


PROSPECTUS                              6

                               HOW THE FUND WORKS

INVESTMENT OBJECTIVE AND POLICIES


  Set forth below is a description of the investment objective and related policies of the Fund. The Fund seeks to maintain a net asset value of $1.00 per share. The Fund's assets consist only of obligations with remaining maturities (as defined by the SEC) of 397 days (13 months) or less at the date of acquisition, and the dollar-weighted average maturity of the Fund's investments is 90 days or less. There can be no assurance that the Fund's investment objective will be achieved or that the Fund will be able to maintain a net asset value of $1.00 per share. A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.



  The PRIME MONEY MARKET MUTUAL FUND seeks to provide investors with maximized current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues its investment objective by investing in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, which have remaining maturities not exceeding 397 days (13 months), and in certain repurchase agreements.


  All securities acquired by the Fund will be U.S. Government obligations (see below) or "First Tier Eligible Securities" as defined under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). First Tier Eligible Securities generally consist of instruments that are either rated at the time of purchase in the highest rating category by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or issued by issuers with such ratings. The Appendix to the SAI includes a description of the applicable ratings. Unrated instruments purchased by the Fund will be of comparable quality as determined by the adviser pursuant to guidelines approved by the Board of Directors.

  U.S. Treasury and U.S. Government Obligations. The Prime Money Market Mutual Fund may invest in U.S. Treasury obligations, such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations, as well as in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). U.S. Government obligations in which the Fund may invest include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of

                                        7                             PROSPECTUS
the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  The Fund may also purchase "stripped securities" such as TIGRs or CATs, which are interests in U.S. Treasury obligations offered by broker-dealers and other financial institutions that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors.

  In addition to the types of instruments described above, the Fund may purchase U.S. dollar-denominated bank obligations such as time deposits, certificates of deposit, bankers' acceptances, bank notes and deposit notes issued by domestic and foreign banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time normally at a stated interest rate. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers acceptances are negotiable deposits or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). Bank notes usually represent senior debt of the bank.

  The Fund may also purchase commercial paper, short-term notes, medium-term notes and bonds issued by domestic and foreign corporations that meet the Fund's maturity limitations.

  The Fund may also invest in U.S. dollar denominated obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities. Such obligations include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international bank-

PROSPECTUS                              8
ing institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the InterAmerican Development Bank.

  The Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit-card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities' total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be thirteen months or less.

  The Fund may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.


  A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


RISK FACTORS


  Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invest. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.



  The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days. In addition, Fund purchases must present minimal credit risks and be of the highest quality (i.e., be rated in the top rating category by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by the Fund's adviser under guidelines adopted by the Company's Board of Directors).


  The Fund seeks to reduce risk by investing its assets in securities of various issuers. In addition, the Fund emphasizes safety of principal and high credit quality. In particular,

                                        9                             PROSPECTUS
the internal investment policies of the Fund's investment adviser prohibits the purchase for the Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

  - capped floaters (on which interest is not paid when market rates move above a certain level);

  - leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

  - range floaters (which do not pay any interest if market interest rates move outside of a specified range);

  - dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

  - inverse floaters (which reset in the opposite direction of their index).


  Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Coast of Funds Index floaters. The Fund may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.


  Since the Prime Money Market Mutual Fund may purchase securities issued by foreign issuers, it may be subject to investment risks which are different in some respects from those incurred by a fund that invests exclusively in debt obligations of domestic issuers. Such potential risks include future political and economic developments, the possible imposition of withholding and other taxes imposed by foreign countries on income received from sources within such foreign countries, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these securities. In addition, foreign banks and other issuers are not necessarily subject to the same regulatory requirements that apply to domestic issuers (such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping requirements, and public availability of information), and the Fund may experience difficulties in obtaining or enforcing a judgment against a foreign issuer. Absent any unusual market conditions, the Fund will not invest more than 25% of its total assets in securities issued by foreign issuers.

PROSPECTUS                             10

  The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.


  Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that it will always be able to do so. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.

PERFORMANCE


  The performance of each class of shares of the Fund may be advertised from time to time in terms of current yield, effective yield and average annual total return. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of the Fund.


  Yield refers to the income generated by an investment in the Fund's class over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes reinvestment of the income earned from the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.


  Average annual total return of a class of shares is based on the overall dollar or percentage change of an investment in the Fund's class and assumes the investment is at NAV and all dividends and distributions attributable to a class are also reinvested at NAV in shares of the class.


  In addition to presenting these standardized performance calculations, at times, the Fund also may present nonstandard performance figures, such as yields and effective yields for a 30-day period or, in sales literature, distribution rates. Because of the differences in the fees and/or expenses borne by shares of each class of the Fund, the performance figures on such shares can be expected, at any given time, to vary from the performance figures for other classes of the Fund.


  Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling the Company at 1-800-222-8222 or by writing the Company at the address shown on the inside front cover of the Prospectus.


                                       11                             PROSPECTUS

                            THE FUND AND MANAGEMENT


THE FUND


  The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other Funds. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front end-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors at NAV.



  Each class of shares represents an equal, proportionate interest in the Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the Fund's operating expenses except for certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. For information on another fund or a class of shares, please call Stagecoach Shareholder Services at 1-800-222-8222 or write the Company at the address shown on the front cover of the Prospectus.



  The Company's Board of Directors supervises the Funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when the voting matter affects only one fund or class). As a Fund shareholder, you are entitled to one vote for each share you own and fractional votes for fractional shares you own. See "Management" in the SAI for more information on the Company's Directors and Officers. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.


MANAGEMENT


  Wells Fargo Bank serves as the Fund's investment adviser, administrator, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank serves as a shareholder servicing agent and as a selling agent of the Fund. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as investment adviser to other separately managed funds of the Company, and as investment adviser or sub-adviser to separately managed funds of five other registered, open-end,


PROSPECTUS                             12
management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104. Wells Fargo Investment Management, Inc. ("WFIM"), a wholly-owned subsidiary of Wells Fargo Bank, has changed its name to Wells Capital Management Incorporated and is located at 444 Market Street, San Francisco, California 94105.


  Subsequent to its acquisition by Wells Fargo & Company on April 1, 1996, WFIM (formerly, First Interstate Capital Management, Inc.) served as investment adviser to the predecessor portfolio. Prior to March 18, 1994, the predecessor portfolio's investment adviser was San Diego Financial Capital Management, Inc., which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation.


  Morrison & Foerster LLP counsel to the Company and special counsel to Wells Fargo Bank, has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


                             INVESTING IN THE FUND

OPENING AN ACCOUNT

  You can buy Class A shares of the Fund in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations, and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, please call 1-800-222-8222.

  After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same). Call the number on your confirmation statement to obtain information about what is required to change registration.

                                       13                             PROSPECTUS

  To invest in the Fund through tax-deferred retirement plans through which the Fund is available, please contact a shareholder servicing agent or a selling agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below.


  The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE


  The value of a Fund share is its net asset value or NAV. Wells Fargo Bank calculates the NAV of each class of the Fund's shares as of 12:00 p.m. (Pacific time) and 1:00 p.m. (Pacific time) on each day the Fund is open (a "Business Day"). The Fund is open Monday through Friday and is closed on weekends and federal bank holidays. The NAV per share of each class of a Fund is computed by dividing the value of the Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses are accrued daily and taken into account for the purposes of determining the NAV of a share. As noted above, the Fund seeks to maintain a constant $1.00 NAV share price, although there can be no assurance that it will be able to do so.



  Fund shares may be purchased on any Business Day. Purchase orders received before 12:00 Noon (Pacific time) are processed at 12:00 Noon on that Business Day. Purchase orders received after 12:00 Noon are processed at 12:00 Noon the next Business Day, except that transaction orders that are received prior to 1:00 p.m. through shareholder servicing agents in connection with automated investment programs are processed at 1:00 p.m. On any day the trading markets for both U.S. government securities and money market instruments close early, the Fund will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Fund may be earlier than 12:00 Noon. All transaction orders are processed at the NAV next determined after the order is received.



  The Fund's NAV is calculated on the basis of the amortized-cost method. This valuation method is based on the receipt of a steady rate of payment from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.


HOW TO BUY SHARES

  You may buy Fund shares on any Business Day by any of the methods described below. After a properly completed Account Application is received and your wire order or check is received, or an account with a bank that is designated in the Account

PROSPECTUS                             14

Application and that is approved by the transfer agent (an "Approved Bank Account") is debited, your purchase order is effected, and full and fractional shares are purchased at the next determined NAV, which is expected to remain a constant $1.00 per share. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Fund may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 10 days).


  Generally, the minimum initial investment is $2,500. The minimum initial investment amounts, however, are $100 for investments made through the AutoSaver Plan (described below) and $250 for investments made through any tax-deferred retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"). Generally, subsequent investments must be made in amounts of $100 or more. Where Fund shares are acquired in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged generally carries over. This means, for example, that you can make an initial investment of only $1,000 in the Fund even though ordinarily a $2,500 minimum balance is required, in an exchange from a fund that has a $1,000 minimum investment requirement, except that if the value of your investment in shares of the fund from which you are exchanging has been reduced below the minimum initial investment amount by changes in market conditions or sales charges (and not by redemptions), you may carry over the lesser amount into the Fund. Plan Accounts that invest in the Fund through Wells Fargo ExpressInvest(TM) (available to certain Wells Fargo tax-deferred retirement plans) are not subject to the minimum initial or subsequent investment amount requirements. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. If you have questions regarding purchases of shares or ExpressInvest, please call 1-800-222-8222 or contact a shareholder servicing agent or selling agent (as defined below). For additional information on tax-deferred accounts, please refer to "Investing in the Fund -- Tax-Deferred Retirement Plans" or contact a shareholder servicing agent or selling agent.



  The Company reserves the right to reject any purchase order or suspend sales at any time. Payment for orders that are not received is returned after prompt inquiry. The issuance of shares is recorded on the books of the Company and share certificates are not issued.


                                       15                             PROSPECTUS

INITIAL PURCHASES BY WIRE

1.  Complete an Account Application. Indicate the services to be used.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($2,500 or more) to:

  Wells Fargo Bank, N.A.
   San Francisco, California
   Bank Routing Number: 121000248
   Wire Purchase Account Number: 4068-000587
   Attention: Stagecoach Funds (Name of Fund) (designate Class A)
   Account Name(s): Name(s) in which to be registered
   Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the transfer agent before an account can be opened:

  Wells Fargo Bank, N.A.
   Stagecoach Shareholder Services
   P.O. Box 7066
   San Francisco, California 94120-7066
   Telefacsimile: 1-415-543-9538

4. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

1.  Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $2,500 or more, payable to "Stagecoach Funds (Name of Fund) (designate Class A)," to the address set forth under "Initial Purchases by Wire" above.

3. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

AUTOSAVER PLAN PURCHASES

  The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to your Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the transfer agent on a monthly basis from your Approved Bank Account. You may open an Approved Bank Account with Wells Fargo Bank. The transfer agent withdraws and uses this amount to purchase Fund shares on your behalf each month on or about the day that you have selected, or, if you have not selected a day, on or about

PROSPECTUS                             16
the 20th day of each month. If you hold shares through a brokerage account, the AutoSaver Plan will comply with the terms of your brokerage agreement. The transfer agent requires a minimum of ten (10) Business Days to implement your AutoSaver Plan purchases. If you hold shares through a brokerage account, your AutoSaver Plan will comply with the terms of your brokerage agreement. There are no separate fees charged to you by the Company for participating in the AutoSaver Plan.

  You may change your investment amount, the date on which your AutoSaver purchase is effected, suspend purchases or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS


  You may be entitled to invest in the Fund through a Plan Account or other tax-deferred retirement plan. Contact a shareholder servicing agent or a selling agent (such as Wells Fargo Bank) for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Fund shares acquired through a Plan Account is $250 (the minimum initial investment amount is not applicable if you participate in ExpressInvest through a Plan Account).


  Application materials for opening a tax-deferred retirement plan can be obtained from a shareholder servicing agent or a selling agent. Return your completed tax-deferred retirement plan application to your shareholder servicing agent or selling agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before a Fund account is opened. You should ask your shareholder servicing agent or selling agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.

ADDITIONAL PURCHASES

  You may make additional purchases of $100 or more by instructing the Fund's transfer agent to debit your Approved Bank Account by wire with an instruction to the wiring bank to transmit the specified amount as directed above for initial purchases or by mail with a check payable to "Stagecoach Funds (Name of Fund) (designate Class A)" to the address set forth above under "Initial Purchases by Wire." Write your Fund account number on the check and include the detachable stub from your Account Statement or a letter providing your Fund account number.

                                       17                             PROSPECTUS

PURCHASES THROUGH SELLING AGENTS


  You may place a purchase order for shares of the Fund through a broker/dealer or financial institution that has entered into a selling agreement with Stephens, the Fund's distributor (a "Selling Agent") by 12:00 p.m. (Pacific time) on any Business Day, including orders for which payment is to be made from your free cash credit balance maintained with a Selling Agent. These purchase orders are executed on the same day the order is placed if notice is provided to the transfer agent by 12:00 p.m. (Pacific time) and if federal funds are received by the transfer agent before the close of business that day. If your purchase order is received by a Selling Agent after 12:00 p.m. (Pacific time) on any Business Day or if federal funds are not received by the transfer agent before the close of business that day, then your purchase order generally is executed on the next Business Day. The Selling Agent is responsible for the prompt transmission of your purchase order to the Fund. A financial institution that acts as a selling agent, shareholder servicing agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.


PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS


  Purchase orders for Fund shares may be transmitted to the transfer agent through any entity that has entered into a shareholder servicing agreement with the Fund (a "Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management, Distribution and Servicing Fees -- Shareholder Servicing Agent" for more information. A Shareholder Servicing Agent may transmit your purchase order to the transfer agent, including an order for which payment is to be transferred from your Approved Bank Account or wired from a financial institution. If the Shareholder Servicing Agent transmits your order to the transfer agent before 12:00 p.m. (Pacific time) and if federal funds are received by the transfer agent before the close of business that day, the purchase order is executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the transfer agent after 12:00 p.m. or if federal funds are not received by the transfer agent before the close of business that day, then your order generally is executed on the next Business Day, except that automated investment program purchase orders transmitted through Shareholder Servicing Agents are executed as of 1:00 p.m. on each Business Day. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the transfer agent.


STATEMENTS AND REPORTS


  The Company, or a Shareholder Servicing Agent on its behalf, typically sends you a monthly statement of your Fund account after every month in which there has been a transaction that affects your share balance or your Fund account registration. Every January, you will be provided a statement with tax information for the previous year to


PROSPECTUS                             18
assist you in tax return preparation. At least twice a year, the Company's financial statements are mailed to shareholders of record.



                    DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS



  The Fund intends to distribute dividends of its net investment income on a daily basis payable to shareholders of record as of 12:00 noon (Pacific time). If your purchase order is received before 12:00 noon on any Business Day, you begin earning dividends on that Business Day and continue to earn dividends through the day before you redeem such shares. If your purchase order is received at or after 12:00 noon on any Business Day, you begin earning dividends on the next Business Day and continue to earn dividends through the day on which you redeem your shares. Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. If you redeem shares before a dividend payment date, any dividends credited to you are paid on the following dividend payment date unless you have redeemed all of the shares in your account, in which case you will receive any accrued dividends together with your redemption proceeds. The Fund will distribute any capital gains at least annually.



  Dividends declared in a month generally are distributed on the last Business Day of the month. You have three options for receiving dividend and any capital-gain distributions. They are discussed under "Additional Shareholder Services -- Dividend and Capital Gain Distribution Options" below.


                              HOW TO REDEEM SHARES


  You may redeem Fund shares on any Business Day without a charge by the Company. Your shares are redeemed at the NAV next calculated after the Company has received your redemption order. Redemption orders that are received by the transfer agent before 12:00 noon (Pacific time) on any Business Day are executed on that day. Redemption orders that are received after 12:00 noon on any Business Day are executed on the next Business Day. The Company ordinarily remits your redemption proceeds within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (c) a period during which the SEC by order permits deferral of redemptions for the protection of the Fund's security holders. In addition, the Fund may hold payment on


                                       19                             PROSPECTUS
your redemption until reasonably satisfied that your investments made by check have been collected (which can take up to 10 days from the purchase date). To ensure acceptance of your redemption order, please follow the procedures described below. In addition, the Company reserves the right to impose charges for wiring redemption proceeds.


  All redemptions of shares generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by Fund shareholders during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. The securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage costs in converting such securities to cash.


  Due to the high cost of maintaining Fund accounts with small balances, the Company reserves the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of Fund shares after you have made only the applicable minimum initial investment). You will be given 30 days' notice to make an additional investment to increase your account balance to at least the applicable minimum balance. For a discussion of applicable minimum balance requirements, see "Investing in the Funds -- How to Buy Shares."

REDEMPTIONS BY TELEPHONE

  Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the transfer agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the transfer agent to be genuine. The Company requires the transfer agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the transfer agent will be liable for following telephone instructions reasonably believed to be genuine.

PROSPECTUS                             20

REDEMPTIONS BY LETTER

1. Write a letter of instruction. Indicate the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your taxpayer identification number ("TIN"), which is generally your social security or employer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address of record or your Approved Bank Account, or other unusual circumstances exist that cause the transfer agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail your letter to the transfer agent at the address set forth under "Investing in the Fund -- Initial Purchases by Wire."

  Unless other instructions are given in proper form, a check for your net redemption proceeds is sent to your address of record.

EXPEDITED REDEMPTIONS BY LETTER OR TELEPHONE

  You may request an expedited redemption of Fund shares by letter, in which case your receipt of redemption proceeds (but not the Fund's receipt of your redemption request) would be expedited. Telephone redemption or exchange privileges are made available to you automatically upon the opening of an account unless you specifically decline the privilege. You also may request an expedited redemption of Fund shares by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

  You may request expedited redemption by telephone by calling the transfer agent at the telephone number listed on your transaction confirmation or by calling 1-800-222-8222.

                                       21                             PROSPECTUS

  You may mail your expedited redemption request to the transfer agent at the address set forth under "Investing in the Fund -- Initial Purchases by Wire."

  Upon request, proceeds of expedited redemptions of $5,000 or more are wired or credited to your Approved Bank Account or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an account at an Approved Bank or a Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption. If your expedited redemption request for Fund shares is received by the transfer agent before 12:00 p.m. (Pacific time) on a Business Day, your redemption proceeds are transmitted to your Approved Bank Account or Selling Agent on the same Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Extraordinary circumstances could include those described above as potentially delaying redemptions and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for net redemption proceeds of less than $5,000 is mailed to your address of record or, at your election, credited to your Approved Bank Account.

  During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the transfer agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Company reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

  The Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the proceeds distributed to you on a monthly basis. You may participate in this Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital gain distributions are being reinvested automatically, and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank Account. The transfer agent redeems sufficient shares and mails or deposits your proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Company for participating in the Systematic Withdrawal Plan.

  It may take up to ten (10) Business Days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change your withdrawal

PROSPECTUS                             22
amount, suspend withdrawals or terminate your participation in the Plan at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan is terminated automatically if your Fund account is closed, or, in some cases, if your Approved Bank Account is closed.

REDEMPTIONS THROUGH SELLING AGENTS

  You may request a redemption of Fund shares through your Selling Agent. Redemption orders transmitted by a Selling Agent to the transfer agent before 12:00 p.m. (Pacific time) on any Business Day are executed on that day. Redemption orders transmitted by a Selling Agent to the transfer agent after 12:00 p.m. on any Business Day generally are executed on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Company.


  Unless you have made other arrangements with a Selling Agent and the transfer agent has been informed of such arrangements, proceeds of a redemption order made by you through a Selling Agent are credited to your Approved Bank Account. If no such account is designated, a check for the redemption proceeds is mailed to your address of record or, if such address is no longer valid, the proceeds are credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the proceeds in such account. The Selling Agent may charge you a service fee. In addition, the Selling Agent may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.


REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

  You may request a redemption of Fund shares through your Shareholder Servicing Agent. Redemption requests made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. Redemption orders transmitted by the Shareholder Servicing Agent to the transfer agent before 12:00 p.m. (Pacific time) on any Business Day are executed on that day. Redemption orders transmitted by a Shareholder Servicing Agent after 12:00 p.m. on any Business Day generally are executed on the next Business Day. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Company.

  Unless you have made other arrangements with your Shareholder Servicing Agent and the transfer agent has been informed of such arrangements, proceeds of a redemption order made through your Shareholder Servicing Agent are credited to your Approved Bank Account. If no such account is designated, a check for the proceeds is mailed to your address of record or, if such address is no longer valid, the proceeds are credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent. The Shareholder Servicing

                                       23                             PROSPECTUS

Agent may charge you a service fee. In addition, the Shareholder Servicing Agent may benefit from the use of your redemption proceeds until any check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.


                        ADDITIONAL SHAREHOLDER SERVICES

  The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, the Systematic Withdrawal Plan, and Expedited Redemptions by Letter and Telephone. In addition, you have three dividend and distribution payment options and an exchange privilege, which are described below.

DIVIDEND AND DISTRIBUTION OPTIONS


  When you fill out your Account Application, you can choose from three distribution options listed below. If you have questions about the distribution options available to you, please call 1-800-222-8222.



  A. The AUTOMATIC REINVESTMENT OPTION provides for the reinvestment of your dividend and/or capital gain distributions in additional shares of the same class of the Fund that paid the dividends or distributions. Distributions declared in a month are reinvested at NAV on the last Business day of the month. You are assigned this option automatically if you make no choice on your Account Application.



  B. The AUTOMATIC CLEARING HOUSE OPTION permits you to have dividend and capital gain distributions deposited in your Approved Bank Account. In the event your Approved Bank Account is closed and your distribution is returned to the dividend disbursing agent, your distribution is reinvested in your Fund account at the NAV next determined after the distribution has been received. In addition, your Automatic Clearing House Option is then converted to the Automatic Reinvestment Option.



  C. The CHECK PAYMENT OPTION lets you receive a check for all dividend and capital gain distributions, which generally is mailed either to your designated address or your Approved Bank Account early in the month following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks are reinvested in your Fund account at the NAV next determined after the distribution has been received. Your Check Payment Option is then converted to the Automatic Reinvestment Option.


  The Company makes reasonable efforts to locate investors whose checks are returned or uncashed after six months. The Company forwards moneys to the dividend disbursing agent so that it may issue you dividend checks under the Check Payment Option. The

PROSPECTUS                             24
dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear.

EXCHANGE PRIVILEGE


  The exchange privilege is a convenient way to buy shares in Stagecoach Funds to respond to changes in your investment needs. You can exchange Class A shares of the Fund for Class A or B shares of another fund in the Stagecoach Family of Funds.



  You should consider the following important factors in deciding whether to exchange shares:



  - You will need to read the prospectus of the fund into which you want to exchange.



  - Every exchange is a redemption of shares of one fund and a purchase of shares of another fund. The redemption may produce a gain or loss for federal income tax purposes.



  - You must exchange at least the minimum initial purchase amount of the fund you are redeeming, unless your balance has fallen below that amount due to market conditions or you have already met the minimum initial purchase amount of the fund you are purchasing.



  - If you exchange Class A shares, you will need to pay any difference between a load that you have already paid and the load that you are subject to in the new fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.30% schedule).



  - Stagecoach may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, Stagecoach will notify you 60 days before discontinuing or modifying the exchange privilege.



  - For purposes of the exchange privilege, shares of the Corporate Stock, California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds are considered Class A shares.



  You may exchange shares by writing the transfer agent or, if you have telephone privileges, you may call the transfer agent. Exchanges are subject to the procedures and conditions applicable to purchasing and redeeming shares.


                                       25                             PROSPECTUS

                          MANAGEMENT, DISTRIBUTION AND

                                 SERVICING FEES

INVESTMENT ADVISER


  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Fund's investment adviser, provides investment guidance and policy direction in connection with the management of the Fund's assets. The adviser also furnishes the Board of Directors with periodic reports on the Fund's investment strategies and performance. For these services, the adviser is entitled to a monthly investment advisory fee at the annual rate of 0.25% of the average daily net assets of the Fund. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. For the fiscal year ended September 30, 1996, the Fund paid advisory fees at the annual rate of 0.14% of its average daily net assets. For periods prior to September 6, 1996, this includes amounts paid to Wells Fargo Investment Management, Inc. by the predecessor portfolio to the Fund.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


  Wells Fargo Bank serves as the Fund's custodian and transfer and dividend disbursing agent. Under the Custody Agreement with Wells Fargo Bank, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.


SHAREHOLDER SERVICING AGENT


  On behalf of the Class A shares, the Fund has entered into a Shareholder Servicing Agreement with Wells Fargo Bank and may enter into similar agreements with other entities. Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive fees at the annual rate of up to 0.25% of the average daily net assets of the Class A shares owned by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount under


PROSPECTUS                             26
applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules").


  Shareholder Servicing Agents may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.


ADMINISTRATOR AND CO-ADMINISTRATOR



  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.04%, and 0.02%, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administrative duties to sub-administrators.



  Stephens previously provided substantially the same services as sole administrator to the Fund. For the year ended September 30, 1996, the Fund paid administrative fees at the annual rate of 0.09% of its average daily net assets. For the period prior to September 6, 1996, this includes amounts paid to The Dreyfus Corporation by the predecessor portfolio to the Fund.



SPONSOR AND DISTRIBUTOR



  Stephens is the Company's sponsor and co-administrator and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.


  Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which

                                       27                             PROSPECTUS

Stephens is responsible for distributing Fund shares. The Company also has adopted a Distribution Plan on behalf of the Fund's Class A shares under the SEC's Rule 12b-1 (the "Plan"). Under the Plan, Stephens is entitled, as compensation for distribution-related services, a monthly fee at an annual rate of up to 0.05% of the average daily net assets of the Fund's Class A shares. Distribution-related services may include, among other services, costs and expenses for advertisements, sales literature, direct mail or any other form of advertising; expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; costs of printing prospectuses and other materials to be given or sent to prospective investors; and other similar services as the Directors determine to be reasonably calculated to result in the sale of shares of the Fund.

  Under the Distribution Agreement, Stephens may enter into Selling Agreements with Selling Agents that wish to make available shares of the Fund to their respective customers. On behalf of the Class A shares, the Fund may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities are allocated among the Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

  Stephens has established a cash and non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's fund may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise, or the cash value of a non-cash compensation item.


  Financial institutions acting as Shareholder Servicing Agents or Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.


FUND EXPENSES

  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable

PROSPECTUS                             28
impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bears all costs of its operations, including its pro rata portion of the Company expenses such as fees and expenses of its independent auditors and legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees, and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the fund or class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                                     TAXES


  Distributions from the Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net long-term capital gains, if any, are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.



  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in your SAI. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in your SAI.



  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in your SAI.


                                       29                             PROSPECTUS

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

  The Prime Money Market Mutual Fund may invest in the following:

    (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises, including U.S. Treasury obligations ("U.S. Government obligations")(discussed below);


    (ii)  certain repurchase agreements (discussed below);



    (iii) certain floating- and variable-rate instruments;



    (iv) securities purchased on a "when-issued" basis and securities purchased or sold on a "forward commitment" basis or "delayed settlement" basis (discussed below);



    (v)  certain securities issued by other investment companies;



    (vi) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC ("bank instruments");



    (vii) commercial paper rated at the date of purchase Prime-1 by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Corporation ("S&P") ("rated commercial paper");



    (viii) commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment;



    (ix) short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below).



    (x)  mortgage-backed securities (discussed below); and



    (xi)  certain other asset-backed securities (discussed below).


                                      A- 1                            PROSPECTUS

  U.S. Government Obligations


  The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


  Repurchase Agreements


  The Fund may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.


  Floating- and Variable-Rate Instruments


  The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk. See "Additional Permitted Investment Activities" in the SAI for additional information.


PROSPECTUS                            A- 2

  Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions


  The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. The Fund may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. The Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.

  Other Investment Companies

  The Fund may invest up to 10% of its assets in shares of other open-end investment companies that invest exclusively in the high-quality, short-term money market instruments in which the Fund may invest. The investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to the Fund; however, the Fund's adviser has undertaken to waive its advisory fees with respect to that portion of the Fund's assets so invested. The Funds may invest in shares of other open-end investment companies up to the limits prescribed by the 1940 Act.

  Foreign Obligations

  The Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. The Prime Money Market Mutual Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities. Such obligations include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

  Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available

                                      A- 3                            PROSPECTUS
information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


  Mortgage-Backed And Other Asset-Backed Securities


  The Fund also may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities' total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be thirteen months or less. Asset-backed securities purchased by the Fund may include collateralized mortgage obligations issued by private companies.



  Illiquid Securities



  The Fund may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.


INVESTMENT POLICIES AND RESTRICTIONS

  The Fund's investment objective, as set forth under "How the Fund Works -- Investment Objective and Policies", is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that the Fund's investment objective could best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

PROSPECTUS                            A- 4

  As matters of fundamental policy, the Fund may: (i) borrow from banks up to 20% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists); and (ii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, U.S. Government obligations and obligations of U.S. banks and certain U.S. branches of foreign banks.

  These investment restrictions are applied at the time investment securities are purchased. As a matter of nonfundamental policy, the Fund may make loans of portfolio securities or other assets, although the Fund does not intend to do so during the current fiscal year.

  As a matter of nonfundamental policy, the Fund may not: (i) purchase securities of any issuer (except for U.S. Government obligations, for certain temporary purposes and for certain guarantees and unconditional puts) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer, except that the Fund may invest up to 25% of its assets in the highest-rated obligations of any one issuer for a period of up to three business days, or if the Fund would own more than 10% of the outstanding voting securities of such issuer; and (ii) invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale or that have maturities of more than seven days. With respect to item (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer. Also, as a matter of non-fundamental policy and in accordance with the current regulations of the SEC, the Fund intends to limit its investments in the obligations of any one non-U.S. governmental issuer to not more than 5% of its total assets at the time of purchase, provided that the Fund may invest up to 25% of its assets in the obligations of one non-U.S. governmental issuer for a period of up to three business days. For purposes of item (ii), repurchase agreements that do not provide for payment to the Fund within seven days after notice are subject to this 10% limit, unless the Board or investment adviser, pursuant to guidelines adopted by the Board, determines that a liquid trading market exists.

  Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under
Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in

                                      A- 5                            PROSPECTUS
one of the two highest categories by one nationally recognized statistical rating organization and the adviser, pursuant to guidelines established by the Company's Board of Directors has determined that the commercial paper is of equivalent quality and is liquid, if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

PROSPECTUS                            A- 6

Advised by WELLS FARGO BANK, N.A.
Sponsored/Distributed by
Stephens Inc., Member NYSE/SIPC
                                                                            LOGO
NOT FDIC INSURED

LOGO

P.O. Box 7066


San Francisco, CA 94120-7066


 STAGECOACH MONEY MARKET MUTUAL FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT deposits or obligations of Wells Fargo Bank
  - are NOT guaranteed by Wells Fargo Bank
  - involve investment risk, including possible loss of
  principal
  - seek to maintain a stable net asset value of $1.00 per                LOGO
  share,
    however, there can be no assurance that either fund will
  meet this goal. Yields and returns will vary with market
  conditions.

LOGO

Printed on Recycled Paper                                          SC0205 (2/97)

                                      LOGO

                         ------------------------------

                                   PROSPECTUS
                         ------------------------------

                            MONEY MARKET MUTUAL FUND
                  CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND
                      GOVERNMENT MONEY MARKET MUTUAL FUND
                   NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND
                       TREASURY MONEY MARKET MUTUAL FUND

                                    CLASS A


                                FEBRUARY 1, 1997

                              STAGECOACH FUNDS(R)

 MONEY MARKET MUTUAL, CALIFORNIA TAX-FREE MONEY MARKET MUTUAL, GOVERNMENT MONEY MARKET MUTUAL, NATIONAL TAX-FREE MONEY MARKET MUTUAL AND TREASURY MONEY MARKET
                                  MUTUAL FUNDS

                                 CLASS A SHARES


  Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about five funds of the Stagecoach Family of Funds -- Class A shares of the GOVERNMENT MONEY MARKET MUTUAL, MONEY MARKET MUTUAL and TREASURY MONEY MARKET MUTUAL FUNDS and shares (collectively, with the Class A shares, referred to at times as "Class A shares") of the CALIFORNIA TAX-FREE MONEY MARKET MUTUAL and NATIONAL TAX-FREE MONEY MARKET MUTUAL FUNDS (each, a "Fund" and, collectively, the "Funds").



  AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.



  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own. A Statement of Additional Information ("SAI"), dated February 1, 1997, containing additional information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA for information or assistance. The SAI and other information is available on the SEC's Web site (http://www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                       PROSPECTUS DATED FEBRUARY 1, 1997


                                                                      PROSPECTUS

  The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments.

  The CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND seeks to obtain a high level of income exempt from federal income tax and California personal income tax, while preserving capital and liquidity, by investing in high-quality, short-term U.S. dollar-denominated money market instruments, primarily municipal obligations.

  The GOVERNMENT MONEY MARKET MUTUAL FUND seeks to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity.


  The NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income exempt from federal income tax, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Tax-Free Money Market Master Portfolio (the "Master Portfolio") of Master Investment Trust ("MIT"), an open-end management investment company, rather than in a portfolio of securities. The Fund has the same investment objective as the Master Portfolio and the investment experience of the Fund corresponds directly to the investment experience of the Master Portfolio. References to the investments and investment policies and risks of such Fund unless otherwise indicated, should be understood as references to the investments and investment policies and risks of the corresponding Master Portfolio. The National Tax-Free Money Market Mutual Fund and the California Tax-Free Money Market Mutual Fund are sometimes referred to herein as the "Tax-Free Funds."


  The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal.


  You may invest in the following Funds through a Wells Fargo Bank Money Market Access or Money Market Checking Account.



  - Money Market Mutual Fund (Class A Shares)



  - California Tax-Free Money Market Mutual Fund



  - National Tax-Free Money Market Mutual Fund



  For details, see the following pages of this prospectus: page 3 (Prospectus Summary) and page 21 (Investing in the Funds).



WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND IS COMPENSATED FOR PROVIDING THE FUNDS WITH CERTAIN OTHER SERVICES. STEPHENS INC. ("STEPHENS"),
     WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUNDS' SPONSOR,
                       CO-ADMINISTRATOR AND DISTRIBUTOR.


PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

PROSPECTUS SUMMARY                                                             1


SUMMARY OF FUND EXPENSES                                                       4



FINANCIAL HIGHLIGHTS                                                           7



HOW THE FUNDS WORK                                                            13



THE FUNDS AND MANAGEMENT                                                      20



INVESTING IN THE FUNDS                                                        22



DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS                                       29



HOW TO REDEEM SHARES                                                          30



ADDITIONAL SHAREHOLDER SERVICES                                               34



MANAGEMENT, DISTRIBUTION AND SERVICING FEES                                   36



TAXES                                                                         40


PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY

  The Funds provide you with a convenient way to invest in portfolios of securities selected and supervised by professional management. The following provides you with summary information about each Fund. For more information, please refer to the identified Prospectus sections and generally to the Prospectus and SAI.

Q. WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments. These securities include obligations of the U.S. Government, its agencies and instrumentalities, high-quality debt obligations such as corporate debt, certain obligations of U.S. banks and certain repurchase agreements.


    The CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND seeks to obtain a high level of income exempt from federal income tax and California personal income tax, while preserving capital and liquidity, by investing in high-quality, short-term U.S. dollar-denominated money market instruments, primarily municipal obligations. Under normal market conditions, substantially all of the Fund's assets will be invested in municipal obligations that are exempt from federal income tax and California personal income tax.



    The NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income exempt from federal income tax, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing all of its assets in the Tax-Free Money Market Master Portfolio of MIT, which has the same investment objective as the Fund. The Master Portfolio seeks to achieve this investment objective by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations.



    The GOVERNMENT MONEY MARKET MUTUAL FUND seeks to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity. The Fund pursues its objective by investing its assets exclusively in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and in certain repurchase agreements.


    The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal. The Fund's fundamental policy is to seek its objective by investing its assets only in obligations issued or guaranteed by the U.S. Treasury and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations.

    In pursuing their respective investment objectives, each Fund invests in securities with remaining maturities not exceeding 397 days (13 months), as determined in

                                        1                             PROSPECTUS
    accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended from time to time (the "1940 Act"). See "How the Funds
    Work -- Investment Objectives and Policies" and "Prospectus
    Appendix -- Additional Investment Policies" for further information on investments.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF INVESTMENT?


A. Investments in the Funds are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money invested in the Funds. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. Since the California Tax-Free Money Market Mutual Fund invests primarily in securities issued by California, its agencies and municipalities, events in California are more likely to affect this Fund's investments. Also, the California Tax-Free Money Market Mutual Fund is nondiversified, which means that its assets may be invested among fewer issuers and therefore the value of its assets may be subject to greater impact by events affecting one of its investments. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that each Fund will achieve its investment objective. See "How the Funds Work -- Risk Factors" in this prospectus and "Additional Permitted Investment Activities" in the SAI for further information about the Funds' investments and related risks.


Q. WHO MANAGES MY INVESTMENTS?


A. Wells Fargo Bank, as the Funds' and the Master Portfolio's investment adviser, manages your investments. A separate investment adviser has not been retained for the National Tax-Free Money Market Mutual Fund because this Fund invests all of its assets in the Master Portfolio. Wells Fargo Bank also provides the Funds with administrative, transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Funds. See "The Funds and Management" and "Management, Distribution and Servicing Fees."


Q. HOW DO I INVEST?


A. You may invest by purchasing Fund shares at net asset value ("NAV"). You may open an account by investing at least $2,500, and you may add to your account by making additional investments of at least $100, with certain exceptions. Shares of the California Tax-Free Money Market Mutual Fund and National Tax-Free Money Market Mutual Fund may not be suitable investments for tax-exempt institutions or tax-exempt retirement plans, since such investors would not generally benefit from


PROSPECTUS                              2
    the tax-exempt status of such Funds' dividends. In addition, California Tax-Free Money Market Mutual Fund shares are not available in all states. Shares may be purchased on any day the Funds are open by wire, by mail, or by an automatic investment feature called the AutoSaver Plan. See "Investing in the Funds" for more details, or contact Stephens (the Funds distributor), a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).

Q. MAY I INVEST IN FUND SHARES THROUGH A WELLS FARGO BANK ACCOUNT?


A. Yes, customers of Wells Fargo Bank may invest in shares of the Money Market, California Tax-Free and National Tax-Free Money Market Mutual Funds through a Wells Fargo Bank Money Market Access or Money Market Checking Account. In addition, customers of Wells Fargo Bank who hold shares of the California Tax-Free Money Market Mutual Fund through a Wells Fargo Bank Managed Sweep Account may open additional Managed Sweep Accounts or acquire additional shares of the California Tax-Free Money Market Mutual Fund through such Accounts. Certain of the features described in this Prospectus are not available to investors purchasing shares through an Account. Investments through an Account are governed by the terms and conditions of such Account as set forth in a separate Disclosure Statement provided by Wells Fargo Bank to each Accountholder. See "Investing in the Funds -- Opening A Wells Fargo Bank Sweep Account."



Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?



A. Dividends are declared daily and distributed monthly. Any capital gains are distributed at least annually. Distributions are automatically reinvested in additional shares of the same class of the Fund at net asset value unless you elect to receive distributions credited to your Wells Fargo Bank account, paid in cash, or in shares of certain other funds in the Stagecoach Family of Funds in which you have an established account that has met the applicable minimum initial investment. Investment income available for distribution to holders of a class of shares is reduced by the class expenses payable on behalf of those shares. See "Dividend and Capital Gain Distributions" and "Additional Shareholder Services."


Q. HOW MAY I REDEEM SHARES?


A. You may redeem Fund shares at NAV, without charge, on any day the Fund is open by telephone (unless you have declined this feature on your account application), by letter, or on a regular monthly basis, by an automatic feature called the Systematic Withdrawal Plan. See "How To Redeem Shares" for more details, or contact Stephens (the Funds' distributor), a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).


                                        3                             PROSPECTUS

                            SUMMARY OF FUND EXPENSES
                           MONEY MARKET MUTUAL FUNDS

                        SHAREHOLDER TRANSACTION EXPENSES


                                              MONEY
                    CALIFORNIA  GOVERNMENT   MARKET     NATIONAL    TREASURY
                     TAX-FREE   (CLASS A)   (CLASS A)   TAX-FREE    (CLASS A)
                    ----------  ----------  ---------  -----------  ---------
Maximum Sales
  Charge on
  Purchases (as a
  percentage of
  offering
  price)...........    None        None        None        None        None
Maximum Sales
  Charge on
  Reinvested
  Distributions....    None        None        None        None        None
Maximum Sales
  Charge on
  Redemptions......    None        None        None        None        None
Exchange Fees......    None        None        None        None        None


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                              MONEY
                    CALIFORNIA  GOVERNMENT   MARKET     NATIONAL    TREASURY
                     TAX-FREE   (CLASS A)   (CLASS A)  TAX-FREE(1)  (CLASS A)
                    ----------  ----------  ---------  -----------  ---------
Management Fee
  (after waivers or
 reimbursements)...    0.50%       0.25%       0.40        0.00%(2)    0.12%(2)
Rule 12b-1 Fee.....    0.03%       0.05%       0.02%       0.05%       0.05%
Other Expenses
  (after waivers or
 reimbursements)...    0.12%(3)    0.45%(3)    0.33%(3)     0.65%(3)    0.38%
TOTAL FUND
  OPERATING
  EXPENSES (after
  waivers or
  reimbursements)(4)...    0.65%    0.75%      0.75%       0.70%       0.55%


---------------------------------


(1) The expenses shown below summarize expenses charged at both the Master Portfolio and Fund levels.


(2) Management Fee (before waivers or reimbursements) would be 0.30% for the National Tax-Free Fund and 0.25% for the Treasury Fund.


(3) Other Expenses (before waivers or reimbursements) would be 0.49% for the California Tax-Free Fund, 0.43% for the Government Fund, 0.46% for the Money Market Mutual Fund and 1.00% for the National Tax-Free Fund.


(4) Total Fund Operating Expenses(before waivers or reimbursements) would be 1.02% for the California Tax-Free Fund, 0.73% for the Government Fund, 0.88% for the Money Market Mutual Fund, 1.35% for the National Tax-Free Fund and 0.68% for the Treasury Fund.


PROSPECTUS                              4

EXAMPLE OF EXPENSES


                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
You would pay the following
expenses on a $1,000 investment in
a Fund, assuming a 5% annual return
and redemption at the end of each
time period indicated:
    California Tax-Free Money
    Market Mutual Fund.............     $7       $21       $36       $ 81
    Government Money Market Mutual
    Fund (Class A).................     $8       $24       $42       $ 93
    Money Market Mutual Fund (Class
    A).............................     $8       $24       $42       $ 93
    National Tax-Free Money Market
    Mutual Fund....................     $7       $22       $39       $ 87
    Treasury Money Market Mutual
    Fund (Class A).................     $6       $18       $31       $ 69


                             EXPLANATION OF TABLES


  The purpose of the foregoing tables is to help you understand the various costs and expenses that a shareholder in a Fund will pay directly or indirectly. You may purchase Fund shares directly from the Company or through Wells Fargo Bank or other institutions that have developed various account products through which Fund shares may be purchased, and for which customers may be charged a fee. The tables do not reflect any charges that may be imposed by a Wells Fargo Bank or another institution directly on such customer accounts in connection with an investment in a Fund.



  SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. There are no Shareholder Transaction Expenses for the Funds. However, the Company reserves the right to impose a charge for wiring redemption proceeds.



  ANNUAL FUND OPERATING EXPENSES shown above for the Funds, except as indicated below, are based on applicable contract amounts and amounts incurred during the most recent fiscal year. These amounts have been adjusted to reflect voluntary fee waivers and expense reimbursements that are expected to continue to reduce expenses during the current fiscal year. The amounts shown under "Other Expenses" for the Government, National Tax-Free and Treasury Money Market Mutual Funds are based on estimated/restated amounts expected to be in effect during the current fiscal year. Wells Fargo Bank and Stephens each have agreed to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Government and Treasury Money Market Mutual Funds to ensure that such Funds respective "Total Fund Operating Expenses" do not exceed, on an annual basis, 0.75% and 0.55%, of average daily net assets through August 31, 1997. Any waivers or reimbursements will reduce the total expenses of a Fund or Master Portfolio. There can be no assurance that such waivers or reimbursements will continue after that date. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Funds, please


                                        5                             PROSPECTUS
see "Investing in the Funds -- How to Buy Shares" and "Management, Distribution and Servicing Fees."

  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.


  With regard to the combined fees and expenses of the National Tax-Free Money Market Mutual Fund and its corresponding Master Portfolio, the Company's Board of Directors has considered whether various costs and benefits of investing all of such Fund's assets in the Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities directly. The Company's Board of Directors believes that the aggregate per share expenses of the Fund will not be more than the expenses incurred by the Fund if the Fund invested directly in the type of securities held by the Master Portfolio. The Company's Board of Directors believes that if other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by the Fund would be spread across a larger asset base provided by more than one fund investing in the Master Portfolio. There can be no assurance that these economic efficiencies will be achieved. In addition, the Master Portfolio may sell its interests to other mutual funds or accredited investors. Some of the Funds offer certain classes of shares not described herein. The expenses and corresponding returns of these other classes and funds may differ from the expenses and returns of the shares described herein. Information regarding these and any other investment options in the Funds or the Master Portfolio may be obtained by calling Stephens at 1-800-643-9691. Additional information regarding the Funds' expenses is included under "The Funds and Management" and "Management, Distribution and Servicing Fees" and in the SAI under "Management," Distributions Plans" and "Servicing Plans."


PROSPECTUS                              6

                              FINANCIAL HIGHLIGHTS


MONEY MARKET MUTUAL AND TAX-FREE FUNDS



  The following information for the Class A shares of the Money Market Mutual Fund and the shares of the California Tax-Free Money Market Mutual Fund and National Tax-Free Money Market Mutual Fund has been derived from the Financial Highlights in the Funds' financial statements for the fiscal period ended September 30, 1996. The financial statements have been audited by KPMG Peat Marwick LLP. The financial statements and KPMG Peat Marwick LLP's report thereon are incorporated by reference into the SAI. This information should be read in conjunction with the Funds' 1996 financial statements and the notes thereto. The SAIs for the Funds have been incorporated by reference into this Prospectus.


                            MONEY MARKET MUTUAL FUND
                        FOR A CLASS A SHARE OUTSTANDING


                                PERIOD         YEAR          YEAR         YEAR       PERIOD
                                ENDED         ENDED         ENDED        ENDED       ENDED
                              SEPT. 30,      DEC. 31,      DEC. 31,     DEC. 31,    DEC. 31,
                               1996(1)         1995          1994         1993      1992(2)
                              ----------    ----------    ----------    --------    --------
Net Asset Value Beginning of
  Period....................       $1.00         $1.00         $1.00      $1.00       $1.00
Income from Investment
  Operations:
  Net Investment Income.....        0.03          0.05          0.04       0.03        0.02
  Net Realized and
    Unrealized Gain on
    Investments.............        0.00          0.00          0.00       0.00        0.00
Total from Investment
  Operations................        0.03          0.05          0.04       0.03        0.02
Less Distributions:
  Dividends from Net
    Investment
    Income..................       (0.03)        (0.05)        (0.04)     (0.03)      (0.02)
  Distributions from Net
    Realized Gain...........        0.00          0.00          0.00       0.00        0.00
Total From Distributions....       (0.03)        (0.05)        (0.04)     (0.03)      (0.02)
Net Asset Value, End of
  Period....................       $1.00         $1.00         $1.00      $1.00       $1.00
Total Return (not
  annualized)...............        3.55%         5.34%         3.74%      2.70%       1.50%
Ratios/Supplemental Data:
  Net Assets, End of Period
    (000's).................  $3,799,908    $2,892,621    $2,343,942    $317,474    $236,269
Ratios to Average Net Assets
  (annualized):
  Ratio of Expenses to
    Average Net Assets......        0.75%         0.75%         0.69%      0.58%       0.20%
  Ratio of Net Investment
    Income to Average Net
    Assets..................        4.66%         5.13%         4.12%      2.67%       2.98%
Ratio of Expenses to Average
  Net Assets Prior To Waived
  Fees and Reimbursed
  Expenses..................        0.88%         0.83%         0.89%      1.00%       0.94%
Ratio of Net Investment
  Income to Average Net
  Assets Prior To Waived
  Fees and Reimbursed
  Expenses..................        4.53%         5.05%         3.92%      2.25%       2.24%
-------------------
(1) The Fund changed its fiscal year-end from December 31 to September 30.
(2) The Fund commenced operations on July 1, 1992.


                                        7                             PROSPECTUS

                  CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND
                            FOR A SHARE OUTSTANDING


                                  PERIOD        YEAR        YEAR       YEAR       YEAR
                                  ENDED        ENDED       ENDED      ENDED      ENDED
                                SEPT. 30,     DEC. 31,    DEC. 31,   DEC. 31,   DEC. 31,
                                 1996(1)        1995        1994       1993       1992
                                ----------   ----------   --------   --------   --------
Net Asset Value, Beginning of
  Period.......................      $1.00        $1.00     $1.00      $1.00      $1.00
Income from Investment
  Operations:
  Net Investment Income........       0.02         0.03      0.02       0.02       0.03
  Net Realized and Unrealized
    Gain on Investments........       0.00         0.00      0.00       0.00       0.00
                                       ---          ---      ----       ----       ----
    Total From Investment
      Operations...............       0.02         0.03      0.02       0.02       0.03
Less Distributions:
  Dividends from Net Investment
    Income.....................      (0.02)       (0.03)    (0.02)     (0.02)     (0.03)
  Distributions From Net
    Realized Gain..............       0.00         0.00      0.00       0.00       0.00
                                       ---          ---      ----       ----       ----
    Total From Distributions...      (0.02)       (0.03)    (0.02)     (0.02)     (0.03)
                                       ---          ---      ----       ----       ----
  Net Asset Value, End of
    Period.....................      $1.00        $1.00     $1.00      $1.00      $1.00
    Total Return (not
      annualized)..............       2.04%        3.23%     2.28%      1.89%      2.81%
Ratios/Supplemental Data:
  Net Assets, End of Period
    (000's).................... $1,161,431   $1,031,004   $869,745   $793,420   $572,906
Ratios to Average Net Assets
  (annualized):
  Ratio of Expenses to Average
    Net Assets.................       0.65%        0.65%     0.62%      0.55%      0.28%
  Ratio of Net Investment
    Income to Average Net
    Assets.....................       2.69%        3.18%     2.26%      1.88%      2.41%
  Ratio of Expenses to Average
    Net Assets Prior to Waived
    Fees and Reimbursed
    Expenses...................       1.02%        1.01%     1.08%      1.06%      1.03%
  Ratio of Net Investment
    Income to Average Net
    Assets Prior to Waived Fees
    and Reimbursed Expenses....       2.32%        2.82%     1.80%      1.37%      1.66%


-------------------

(1) The Fund changed its fiscal year-end from December 31 to September 30.

PROSPECTUS                              8

                   NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND


                            FOR A SHARE OUTSTANDING



                                                                     PERIOD
                                                                      ENDED
                                                                    SEPT. 30,
                                                                     1996(1)
                                                                    ---------
Net Asset Value, Beginning of Period...............................    $1.00
Income from Investment Operations:
  Net Investment Income............................................     0.01
  Net Realized and Unrealized Gain on Investments..................     0.00
    Total From Investment Operations...............................     0.01
Less Distributions:
  Dividends from Net Investment Income.............................    (0.01)
  Distributions From Net Realized Gain.............................     0.00
    Total From Distributions.......................................    (0.01)
  Net Asset Value, End of Period...................................    $1.00
    Total Return (not annualized)..................................     1.51%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)................................   $4,975
Ratios to Average Net Assets (annualized):
  Ratio of Expenses to Average Net Assets..........................     0.62%(2)
  Ratio of Net Investment Income to Average Net Assets.............     2.71%
  Ratio of Expenses to Average Net Assets Prior to Waived Fees and
    Reimbursed Expenses............................................     3.56%(2)
  Ratio of Net Investment Income (Loss) to Average Net Assets Prior
    To Waived Fees and Reimbursed Expenses.........................    (0.23)%(2)


-------------------


(1) The Fund commenced operations on April 2, 1996.

(2) This ratio includes income and expenses allocated from the Master Portfolio.

                                        9                             PROSPECTUS

GOVERNMENT AND TREASURY MONEY MARKET MUTUAL FUNDS



  The following information for the Government and Treasury Money Market Mutual Funds has been derived from the Financial Highlights in the Funds' annual financial statements for the fiscal year ended September 30, 1996. This information is provided to assist you in evaluating the historical performance of each Fund. Except as set forth below, the Funds' financial statements have been audited by KPMG Peat Marwick LLP. The financial information for all periods prior to October 1, 1995, was audited by other auditors. The financial statements and KPMG Peat Marwick LLP's report thereon are incorporated by reference into the Funds' SAIs. This information should be read in conjunction with the Funds' 1996 annual financial statements and the notes thereto. The SAIs for the Funds have been incorporated by reference into this Prospectus.


PROSPECTUS                             10

                      GOVERNMENT MONEY MARKET MUTUAL FUND
                        FOR A CLASS A SHARE OUTSTANDING


                                                              YEAR ENDED SEPTEMBER 30,                               PERIOD ENDED
                                  --------------------------------------------------------------------------------    SEPT. 30,
                        1996(1)     1995        1994        1993        1992        1991        1990        1989       1988(2)
                       ---------  --------    --------    --------    --------    --------    --------    --------   ------------
Net asset value,
  beginning of
  period...............  $  1.00  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00     $   1.00
Income from Investment
  Operations:
  Net investment
    income.............     0.05      0.05        0.03        0.03        0.04        0.06        0.08        0.08         0.03
  Net realized and
    unrealized gain on
    investments........     0.00      0.00        0.00        0.00        0.00        0.00        0.00        0.00         0.00
                         -------  --------    --------    --------    --------    --------    --------    --------   ------------
    Total from
      investment
      operations.......     0.05      0.05        0.03        0.03        0.04        0.06        0.08        0.08         0.03
                         -------  --------    --------    --------    --------    --------    --------    --------   ------------
Less Distributions:
  Dividends from net
    investment
    income.............    (0.05)    (0.05)      (0.03)      (0.03)      (0.04)      (0.06)      (0.08)      (0.08)       (0.03)
  Distributions from
    net realized
    gain...............     0.00      0.00        0.00        0.00        0.00        0.00        0.00        0.00         0.00
                         -------  --------    --------    --------    --------    --------    --------    --------   ------------
    Total
      distributions....    (0.05)    (0.05)      (0.03)      (0.03)      (0.04)      (0.06)      (0.08)      (0.08)       (0.03)
                         -------  --------    --------    --------    --------    --------    --------    --------   ------------
  Net asset value, end
    of period..........  $  1.00  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00     $   1.00
                         ======== =========   =========   =========   =========   =========   =========   =========  ==========
    Total Return (not
      annualized)......     4.75%     5.22%       3.16%       2.77%       3.99%       6.30%       7.85%       8.71%        3.04%
Ratios/Supplemental
  Data:
  Net assets, end of
    period (000).......  $65,036  $109,368    $194,276    $188,934    $184,705    $171,375    $160,436    $162,726     $125,856
Ratios to average net
  assets (annualized):
  Ratio of expenses to
    average net
    assets.............     0.77%     0.79%       0.77%       0.83%       0.82%       0.85%       0.73%       0.68%        0.66%
  Ratio of net
    investment income
    to average net
    assets.............     4.74%     5.08%       3.07%       2.73%       3.85%       6.13%       7.60%       8.42%        6.94%
  Ratio of expenses to
    average net assets
    prior to waived
    fees and reimbursed
    expenses...........     0.80%     0.81%       0.79%       0.84%       0.82%       0.88%       0.83%       0.84%        0.92%
  Ratio of net
    investment income
    to average net
    assets prior to
    waived fees and
    reimbursed
    expenses...........     4.71%     5.06%       3.05%       2.72%       3.85%       6.10%       7.50%       8.26%        6.68%


-------------------


(1) The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of the Company on September 6, 1996. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


(2) The predecessor portfolio commenced operations on April 26, 1988.


                                       11                             PROSPECTUS

                      TREASURY MONEY MARKET MUTUAL FUND(1)

                        FOR A CLASS A SHARE OUTSTANDING


                                           CLASS A                                 SERVICE SHARES
                                          ---------    -----------------------------------------------------------------------
                                            YEAR                      PERIOD
                                            ENDED      YEAR ENDED      ENDED                  YEAR ENDED MAR. 31,
                                          SEPT. 30,    SEPT. 30,     SEPT. 30,    --------------------------------------------
                                           1996(2)      1995(3)       1994(4)       1994        1993        1992        1991
                                          ---------    ----------    ---------    --------    --------    --------    --------
Net asset value, beginning of period...    $  1.00     $     1.00    $   1.00     $   1.00    $   1 00    $   1.00    $   1.00
                                           -------     ----------    --------     --------    --------    --------    --------
Income from Investment Operations:
 Net Investment income.................       0.05           0.05        0.02         0.03        0.03        0.05        0.07
 Net realized and unrealized gain on
   investments.........................       0.00           0.00        0.00         0.00        0.00        0.00        0.00
                                           -------     ----------    --------     --------    --------    --------    --------
   Total from Investment Operations....       0.05           0.05        0.02         0.03        0.03        0.05        0.07
                                           -------     ----------    --------     --------    --------    --------    --------
Less Distributions:
 Dividends from net investment
   income..............................      (0.05)         (0.05)      (0.02)       (0.03)      (0.03)      (0.05)      (0.07)
 Distributions from net realized
   gain................................       0.00           0.00        0.00         0.00        0.00        0.00        0.00
                                           -------     ----------    --------     --------    --------    --------    --------
   Total From Distributions............      (0.05)         (0.05)      (0.02)       (0.03)      (0.03)      (0.05)      (0.07)
                                           -------     ----------    --------     --------    --------    --------    --------
   Net asset value, end of period......    $  1.00     $     1.00    $   1.00     $   1.00    $   1.00    $   1.00    $   1.00
                                           =======     ==========    ========     ========    ========    ========    ========
   Total Return (not annualized):......       4.95%          5.42%       3.75%(5)     2.81%       3.13%       5.03%       7.42%
Ratios/Supplemental Data:
 Net Assets, end of period (000's).....    $53,706     $1,001,707    $690,630     $654,950    $614,237    $281,343    $118,623
Ratios to average net assets
 (annualized):
 Ratio of expenses to average net
   assets..............................       0.55%          0.42%       0.43%        0.43%       0.43%       0.45%       0.48%
 Ratio of net investment income to
   average net assets..................       4.96%          5.32%       3.72%        2.77%       3.04%       4.73%       7.10%
 Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses.................       0.67%          0.66%       0.90%        0.90%       0.91%       0.93%       0.94%
 Ratio of net investment income to
   average net assets prior to waived
   fees and reimbursed expenses........       4.84%          5.08%       3.25%        2.30%       2.56%       4.25%       6.64%


                                           1990        1989        1988        1987
                                         --------    --------    --------    --------
Net asset value, beginning of period...  $   1.00    $   1.00    $   1.00    $   1.00
                                         --------    --------    --------    --------
Income from Investment Operations:
 Net Investment income.................      0.08        0.07        0.06        0.06
 Net realized and unrealized gain on
   investments.........................      0.00        0.00        0.00        0.00
                                         --------    --------    --------    --------
   Total from Investment Operations....      0.08        0.07        0.06        0.06
                                         --------    --------    --------    --------
Less Distributions:
 Dividends from net investment
   income..............................     (0.08)      (0.07)      (0.06)      (0.06)
 Distributions from net realized
   gain................................      0.00        0.00        0.00        0.00
                                         --------    --------    --------    --------
   Total From Distributions............     (0.08)      (0.07)      (0.06)      (0.06)
                                         --------    --------    --------    --------
   Net asset value, end of period......  $   1.00    $   1.00    $   1.00    $   1.00
                                         ========    ========    ========    ========
   Total Return (not annualized):......      8.58%       7.63%       6.20%       5.64%
Ratios/Supplemental Data:
 Net Assets, end of period (000's).....  $ 98,398    $ 90,672    $101,066    $134,375
Ratios to average net assets
 (annualized):
 Ratio of expenses to average net
   assets..............................      0.56%       0.63%       0.69%       0.69%
 Ratio of net investment income to
   average net assets..................      7.73%       7.36%       6.12%       5.50%
 Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses.................      0.97%       0.98%       1.05%       0.94%
 Ratio of net investment income to
   average net assets prior to waived
   fees and reimbursed expenses........      7.32%       7.01%       5.76%       5.25%


-------------------


(1) Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund. That Fund commenced operations on October 1, 1985 and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund, and on September 6, 1996, the Fund was reorganized as a series of the Company. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


(2) Financial data for the year ended September 30, 1996 is for Class A shares only, reflecting the performance of the Investor Class shares (the predecessor of the Fund's Class A Shares), which commenced operations October 1, 1995.


(3) Financial data for all periods up to and including the fiscal year ended September 30, 1995, are for Service shares only.


(4) The Fund changed its fiscal year-end from March 31 to September 30.


(5) Annualized.


PROSPECTUS                             12

                               HOW THE FUNDS WORK

INVESTMENT OBJECTIVES AND POLICIES


  Set forth below is a description of the investment objectives and related policies of the Funds. Each Fund is a money market fund, subject to Rule 2a-7 of the 1940 Act. Each Fund seeks to maintain a net asset value of $1.00 per share. Their assets consist only of obligations with remaining maturities (as defined by the SEC) of 397 days (13 months) or less at the date of acquisition as determined in accordance with Rule 2a-7 of the 1940 Act and the dollar-weighted average maturity of each Fund's investments is 90 days or less. There can be no assurance that each Fund's investment objective will be achieved or that a Fund will be able to maintain a net asset value of $1.00 per share. A more complete description of the Funds' investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.



  The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments. The Fund invests its assets only in U.S. dollar-denominated, high-quality money market instruments, and may engage in certain other investment activities as described in this Prospectus. Permitted investments include short-term U.S. Government obligations, obligations of domestic and foreign banks, commercial paper, and repurchase agreements. In pursuing its objective, the Fund invests in instruments with remaining maturities not exceeding thirteen months, as determined in accordance with Rule 2a-7 under the 1940 Act. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective.


  The CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND seeks to obtain a high level of income exempt from federal income tax and California personal income tax, while preserving capital and liquidity, by investing in high-quality, short-term U.S. dollar-denominated money market instruments, primarily municipal obligations. This investment objective is fundamental and cannot be changed without shareholder approval. There can be no assurance that the Fund, which is a nondiversified portfolio, will achieve its investment objective. Wells Fargo Bank, as investment adviser to the Fund, pursues the Fund's objective by investing (under normal market conditions) substantially all of the Fund's assets in the following types of municipal obligations that pay interest which is exempt from both federal income tax and California personal income tax: bonds, notes, and commercial paper issued by or on behalf of the State of California, its cities, municipalities, political subdivisions and other public authorities. These municipal obligations and the taxable investments described below may bear interest at rates that are not fixed ("floating- and variable-rate instruments"). The Fund may also invest in obligations issued by the U.S. Virgin Islands, Puerto Rico and Guam,

                                       13                             PROSPECTUS
the interest on which also is exempt from federal income tax and California personal income tax.


  The California Tax-Free Money Market Mutual Fund may temporarily invest some of its assets in certain high-quality, taxable money market instruments or may engage in certain other investment activities as described in this Prospectus. The Fund may elect to invest temporarily up to 20% of its net assets in certain permitted taxable investments, which include cash reserves, U.S. Government obligations, obligations of domestic and foreign banks, foreign securities, rated commercial paper, taxable municipal obligations, repurchase agreements, and loans of portfolio securities. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of Fund shares or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income tax and California personal income tax. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Fund's assets in securities exempt from such taxes.


  As a matter of fundamental policy, at least 80% of the California Tax-Free Money Market Mutual Fund's net assets are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from federal income tax and not subject to the federal alternative minimum tax (or in other open-end tax-free money market funds with a similar fundamental policy). At least 65% of the Fund's total assets are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from California personal income tax. However, as a matter of general operating policy, the Fund seeks to have substantially all of its assets invested in such municipal obligations. The Fund's investment adviser may rely either on the opinion of counsel to the issuer of the municipal obligations or bond counsel regarding the tax treatment of these obligations. In addition, the Fund may invest 25% or more of its assets in California municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, the California Tax-Free Money Market Mutual Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects.

  The NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income exempt from federal income tax, while preserving capital and liquidity. The Fund, which is a diversified portfolio, seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. The Master Portfolio seeks to achieve its investment objective by investing in high-quality, short-term U.S. dollar-denominated money market instruments, primarily municipal obligations, with remaining maturities not exceeding thirteen months.

PROSPECTUS                             14

  Since the investment characteristics of the Fund correspond directly to those of the Master Portfolio, the following is a discussion of the various investments of, and techniques employed by, the Master Portfolio.

  Wells Fargo Bank, as investment adviser to the Master Portfolio, pursues the investment objective of the Master Portfolio by investing (under normal market conditions) substantially all of the Master Portfolio's assets in the following types of municipal obligations that pay interest which is exempt from federal income tax: bonds, notes and commercial paper issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies, instrumentalities (including government-sponsored enterprises) and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from federal income tax. These municipal obligations and the taxable investments described below may bear interest at rates that are not fixed ("floating- and variable-rate instruments").


  The Master Portfolio may temporarily invest some of its assets in cash reserves or certain high-quality, taxable money market instruments, or may engage in other investment activities as described in this Prospectus. The Master Portfolio may elect to invest temporarily up to 20% of its net assets in certain permitted taxable investments, including cash reserves, U.S. Government obligations, obligations of domestic banks, commercial paper, taxable municipal obligations and repurchase agreements. The Master Portfolio may also invest in U.S. dollar-denominated obligations of foreign banks and foreign securities. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of interests in the Master Portfolio or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income tax. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Master Portfolio's assets in securities exempt from such tax.


  As a matter of fundamental policy, at least 80% of the net assets of the Master Portfolio are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from federal income tax and is not subject to the federal alternative minimum tax. However, as a matter of general operating policy, the Master Portfolio seeks to invest substantially all of its assets in such municipal obligations. The Master Portfolio's investment adviser may rely either on the opinion of counsel to the issuer of the municipal obligations or bond counsel regarding the tax treatment of these obligations. In addition, the Master Portfolio may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, the Master Portfolio may own different municipal obligations which pay interest based on the revenues of similar types of projects.

                                       15                             PROSPECTUS

  The Master Portfolio



  Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio's investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.


  The GOVERNMENT MONEY MARKET MUTUAL FUND seeks to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity. The Fund pursues its objective by investing its assets exclusively in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities (as described in the "Prospectus Appendix -- Additional Investment Policies"). The Fund may also invest in repurchase agreements collateralized by such U.S. Government obligations. The Fund's investment objective, and the fundamental policy stated above, may not be changed without the vote of a majority of the outstanding shares of the Fund.

  The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal. The Fund's fundamental policy is to invest only in obligations issued or guaranteed by the U.S. Treasury (as described in the "Prospectus Appendix -- Additional Investment Policies") and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations. The Fund's investment objective, and the fundamental policy stated above, may not be changed without the vote of a majority of the outstanding shares of the Fund.


  A more complete description of the Funds' investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


RISK FACTORS

  Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in a Fund. Although the Funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the

PROSPECTUS                             16
high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective.



  The Funds, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to maintain a stable net asset value of $1.00 per share. See "Prospectus
Appendix -- Additional Investment Policies" for further discussion of investment objectives and risks.



  The Funds' dollar-weighted average portfolio maturity must not exceed 90 days. Any security that a Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that a Fund purchases must present minimal credit risks and be of "high quality," or in the case of the Treasury Money Market Mutual Fund, be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Funds' investment adviser, under guidelines adopted by the Board of Directors of the Company.



  Each Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Money Market Mutual Fund and the National Tax-Free Money Market Mutual Fund are considered to be diversified for purposes of the 1940 Act. In addition, the Funds emphasize safety of principal and high credit quality. In particular, the internal investment policies of the investment adviser prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Funds:


  - capped floaters (on which interest is not paid when market rates move above a certain level);

  - leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

  - range floaters (which do not pay any interest if market interest rates move outside of a specified range);

  - dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

  - inverse floaters (which reset in the opposite direction of their index).


  Additionally, the Funds may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank


                                       17                             PROSPECTUS

Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.


  Since the California Tax-Free Money Market Mutual Fund invests primarily in securities issued by California and its agencies and municipalities, events in California are more likely to affect the Fund's investments. While the California Tax-Free Money Market Mutual Fund seeks to reduce risk by investing its assets in securities of various issuers, the Fund is considered to be nondiversified for purposes of the 1940 Act. However, the California Tax-Free Money Market Mutual Fund will comply with the Internal Revenue Code of 1986, as amended from time to time (the "Code"), diversification requirements, as described in the "Prospectus Appendix -- Additional Investment Policies" section below.


  California experienced recurring budget deficits for four of its five fiscal years ended June 30, 1992, caused by lower than anticipated tax revenues and increased expenditures for certain programs. The budget deficits of the early 1990's depleted the state's available cash resources, and the state had to use a series of external borrowings to meet its cash needs. As a consequence, between 1991 and 1994, three of the agencies rating California's long-term debt lowered their rating of the state's general obligation bonds between. In particular, on July 15, 1994, Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A." Such downgrading may impair issuers of California municipal obligations from paying interest on or repaying the principal of such California municipal obligations. Although further downgrading and other factors may impact the availability of securities that meet the Fund's investment policies and restrictions, California has had operating surpluses for its past four fiscal years ended June 30, 1996 and has forecast a balanced 1996-1997 fiscal year budget. On July 30, 1996, Standard & Poor's upgraded its rating of California municipal obligations back to "A+," reflecting California's economic improvement. However, the rating agencies continue to monitor events in the state and the state and local governments' responses to budget shortfalls. The Fund's investment adviser continues to monitor and evaluate the Fund's investments in light of the events in California and the Fund's investment objective and investment policies. See "Special Considerations Affecting California Municipal Obligations" in the SAI.


  The Treasury Money Market Mutual Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above. Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

PROSPECTUS                             18

  The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.



  Generally, securities in which the Funds invest will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that a Fund will always be able to do so. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.


PERFORMANCE


  The performance of each Fund may be advertised from time to time in terms of current yield, effective yield, and average annual total return. In addition, the performance of the Tax-Free Funds may be advertised in terms of tax-equivalent yield or effective tax-equivalent yield. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of a Fund.


  Yield refers to the income generated by an investment in a Fund or class over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes reinvestment of the income earned from a Fund or class. Because of the effects of compounding, effective yields are slightly higher than yields. For the Tax-Free Funds, the tax-equivalent and effective tax-equivalent yields assume that a stated income tax rate has been applied to determine the tax-equivalent figures. Application of a stated income-tax rate results in higher yield and effective yield figures.


  Average annual total return is based on the overall dollar or percentage change of an investment in a Fund or class and assumes the investment is at NAV and all dividends and distributions are also reinvested at NAV in shares of the Fund or class.


  In addition to presenting these standardized performance calculations, at times, the Funds may also present non-standard performance figures, such as yields and effective yields for a 30-day period or, in sales literature, distribution rates. Because of the differences in the fees and/or expenses borne by shares of each class of the Money Market Mutual or Treasury Money Market Mutual Funds, the performance figures on such shares can be expected, at any given time, to vary from the performance figures for other classes of these Funds.

  Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge

                                       19                             PROSPECTUS
by calling the Company at 1-800-222-8222 or by writing the Company at the address shown on the inside front cover of the Prospectus.



                            THE FUNDS AND MANAGEMENT


THE FUNDS


  The Funds are five funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty other Funds. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors at NAV.



  Each class of shares represents an equal proportionate interest in a Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of a Fund's operating expenses except for certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. For information on another fund or a class of shares, please call Stagecoach Shareholder Services at 1-800-222-8222 or write the Company at the address shown on the front cover of the Prospectus.



  The Company's Board of Directors supervises the Funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when the voting matter affects only one fund or class). As a Fund shareholder, you are entitled to one vote for each share you own and fractional votes for fractional shares you own. See "Management" in the SAI for more information on the Company's Directors and Officers. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.


MANAGEMENT


  Wells Fargo Bank serves as each Fund's investment adviser (or in the case of the National Tax-Free Money Market Mutual Fund, as adviser to the Master Portfolio), administrator, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank serves as a shareholder servicing agent and as a selling agent. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the


PROSPECTUS                             20
oldest bank in the western United States. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as investment adviser to other separately managed funds of the Company, and as investment adviser or sub-adviser to separately managed funds of five other registered, open-end, management investment companies. Wells Fargo Bank, a wholly-owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104. Wells Fargo Investment Management, Inc. ("WFIM"), a wholly-owned subsidiary of Wells Fargo Bank has changed its name to Wells Capital Management Incorporated and is located at 444 Market Street, San Francisco, California 94105.



  Subsequent to its acquisition by Wells Fargo Bank on April 1, 1996, WFIM (formerly, First Interstate Capital Management, Inc.) served as investment adviser to the predecessor portfolios of the Government and Treasury Money Market Mutual Funds. Prior to March 18, 1994, the predecessor portfolios' investment adviser was San Diego Financial Capital Management, Inc., which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation.



  Morrison & Foerster LLP, counsel to the Company and MIT and special counsel to Wells Fargo Bank, has advised the Company, MIT and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Investment Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


                                       21                             PROSPECTUS

                             INVESTING IN THE FUNDS

  You may purchase Fund shares directly by opening a Fund account or, in the case of the Money Market Mutual and Tax-Free Funds, indirectly by opening a sweep account with Wells Fargo Bank.

OPENING A FUND ACCOUNT

  You can buy Fund shares in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations, and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, please call 1-800-222-8222.

  After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional Account Applications. A separate Account Application must be processed for each different umbrella account number (even if the registration is the same). Call the number on your confirmation statement to obtain information about what is required to change registration.


  To invest in the Government and Treasury Money Market Mutual Funds through tax-deferred retirement plans through which these Funds are available, please contact a shareholder servicing agent or a selling agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below.


  The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

  Customers of Wells Fargo Bank may invest in the Class A shares of the Money Market Mutual Fund or shares of the Tax-Free Funds through a Money Market Access Account or a Money Market Checking Account established with the Bank. Customers of Wells Fargo Bank who currently hold shares of the California Tax-Free Money Market Mutual Fund through a Managed Sweep Account may also open additional Managed Sweep Accounts that sweep into the California Tax-Free Money Market Mutual Fund. Investments through an account are governed by the terms and conditions of the Account, which are set forth in a separate Disclosure Statement provided by Wells Fargo Bank to each Accountholder. In light of the automated sweep and custodial account structure of investments through an Account, certain of the features described in this Prospectus are not available to investors purchasing shares through an Account. Specifically, shares of a Fund purchased through an Account may be redeemed only through the Account, and the dividend and distribution options and exchange privileges

PROSPECTUS                             22
described in this Prospectus are not available with respect to shares purchased through an Account. Potential Accountholders should refer to the Disclosure Statement for more information regarding the Account, including information about fees and expenses.

SHARE VALUE


  Wells Fargo Bank calculates the NAV per share of Class A shares of the Money Market Mutual, Government Money Market Mutual and Treasury Money Market Mutual Funds as of 12:00 Noon and 1:00 p.m. (Pacific time) and of shares of the California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds as of 9:00 a.m. and 1:00 p.m. (Pacific time) on each day the Funds are open (a "Business Day"). The Funds are open Monday through Friday and are closed on weekends and federal bank holidays. NAV is computed by dividing the value of the assets allocable to a particular class or Fund, less the liabilities charged to that class or Fund by the total number of the outstanding shares of that class or Fund. All expenses are accrued daily and taken into account for the purposes of computing NAV. As noted above, each Fund seeks to maintain a constant $1.00 NAV share price, although there can be no assurance that it will be able to do so. The National Tax-Free Money Market Mutual Fund's investments in the Master Portfolio are valued at the NAV of the Master Portfolio's interests. The Master Portfolio calculates the NAV of its interests on the same day and at the same time as the National Tax-Free Money Market Mutual Fund.



  Shares may be purchased on any Business Day. Purchase orders for Class A shares of the Money Market Mutual, Government Money Market Mutual and Treasury Money Market Mutual Funds received before 12:00 Noon (Pacific time) are processed at 12:00 Noon on that Business Day. Purchase orders received after 12:00 Noon are processed at 12:00 Noon the next Business Day. Purchase orders for shares of the California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds received before 9:00 a.m. (Pacific time) are processed at 9:00 a.m. on that Business Day. Purchase orders received after 9:00 a.m. are processed at 9:00 a.m. the next Business Day. Transaction orders that are received prior to 1:00 p.m. through shareholder servicing agents in connection with automated investment programs are processed at 1:00 p.m. On any day the trading markets for both U.S. government securities and money market instruments close early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier than 12:00 Noon. All transaction orders are effective at the NAV next determined after the order is processed.



  The Funds' and the Master Portfolio's NAV are each calculated on the basis of the amortized cost method. This valuation method is based on the receipt of a steady rate of payment on portfolio instruments from the date of purchase until maturity rather than


                                       23                             PROSPECTUS
actual changes in market value. The Company's Board of Directors and MIT's Board of Trustees believe that this valuation method accurately reflects fair value.


HOW TO BUY SHARES

  You may buy Fund shares on any Business Day by any of the methods described below. After a properly completed Account Application is received and your wire order or check is received, or an account with a bank that is designated in the Account Application and that is approved by the transfer agent (an "Approved Bank Account") is debited, your purchase order is effected, and full and fractional shares are purchased at the next determined NAV, which is expected to remain a constant $1.00 per share. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Company may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 10 days).


  Generally, the minimum initial investment is $2,500. The minimum initial investment amounts, however, are $100 for investments made through the AutoSaver Plan (described below) and $250 for investments made through any tax-deferred retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"). Generally, subsequent investments must be made in amounts of $100 or more. Where Fund shares are acquired in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged generally carries over. This means, for example, that you can make an initial investment of only $1,000 in a Fund even though ordinarily a $2,500 minimum balance is required, if you are exchanging from a fund that has a $1,000 minimum investment requirement. If the value of your investment in shares of the fund from which you are exchanging has been reduced below the minimum initial investment amount by changes in market conditions or sales charges (and not by redemptions), you may carry over the lesser amount into one of the Funds. Plan Accounts that invest in the Funds through Wells Fargo ExpressInvest(TM) (available to certain Wells Fargo tax-deferred retirement plans) are not subject to the minimum initial or subsequent investment amount requirements. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. If you have questions regarding purchases of shares or ExpressInvest(TM), please call 1-800-222-8222 or contact a shareholder servicing agent or selling agent (as defined below). For additional information on tax-deferred accounts, please refer to "Investing in the Fund -- Tax-Deferred Retirement Plans" or contact a shareholder servicing agent or selling agent.


PROSPECTUS                             24

  Shares of the Tax-Free Funds may not be suitable investments for tax-exempt institutions or tax-deferred retirement plans, since such investors would not benefit from the exempt status of the Funds' dividends. See "Federal Income Taxes -- Special Tax Considerations" in the SAI. In addition, California Tax-Free Money Market Mutual Fund shares are not available in all states.


  The Company reserves the right to reject any purchase order or suspend sales at any time. Payment for orders that are not received is returned after prompt inquiry. The issuance of shares is recorded on the books of the Company and share certificates are not issued.


INITIAL PURCHASES BY WIRE

1.  Complete an Account Application. Indicate the services to be used.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($2,500 or more) to:

  Wells Fargo Bank, N.A.
   San Francisco, California
   Bank Routing Number: 121000248
   Wire Purchase Account Number: 4068-000587
   Attention: Stagecoach Funds (Name of Fund) (designate Class A where applicable)
   Account Name(s): Name(s) in which to be registered
   Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the transfer agent before an account can be opened:

  Wells Fargo Bank, N.A.
   Stagecoach Shareholder Services
   P.O. Box 7066
   San Francisco, California 94120-7066
   Telefacsimile: 1-415-543-9538

4. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

1.  Complete an Account Application. Indicate the services to be used.

                                       25                             PROSPECTUS

2. Mail the Account Application and a check for $2,500 or more, payable to "Stagecoach Funds (Name of Fund) (designate Class A where applicable)," to the address set forth under "Initial Purchases by Wire" above.

3. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

AUTOSAVER PLAN PURCHASES


  The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to your Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the transfer agent on a monthly basis from your Approved Bank Account. You may open an Approved Bank Account with Wells Fargo Bank. The transfer agent withdraws and uses this amount to purchase Fund shares on your behalf each month on or about the day that you have selected, or, if you have not selected a day, on or about the 20th day of each month. If you hold shares through a brokerage account, the AutoSaver Plan will comply with the terms of your brokerage agreement. Certain restrictions may apply to indirect investments, such as those made through a brokerage account or Wells Fargo Bank Sweep Account, including the inability to select the particular day of the month when the transfer agent purchases Fund shares on your behalf. See "Investing in the Funds -- Opening a Wells Fargo Bank Sweep Account." The transfer agent requires a minimum of ten (10) Business Days to implement your AutoSaver Plan purchases. There are no separate fees charged to you by the Company for participating in the AutoSaver Plan.


  You may change your investment amount, the date on which your AutoSaver purchase is effected, suspend purchases or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS


  You may be entitled to invest in the Funds through a Plan Account or other tax-deferred retirement plan. Contact a shareholder servicing agent or a selling agent (such as Wells Fargo Bank) for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Fund shares acquired through a Plan Account is $250 (the minimum initial investment amount is not applicable if you participate in ExpressInvest through a Plan Account).


  Application materials for opening a tax-deferred retirement plan can be obtained from a shareholder servicing agent or a selling agent. Return your completed tax-deferred retirement plan application to your shareholder servicing agent or selling agent for approval and processing. If your tax-deferred retirement plan application is incomplete

PROSPECTUS                             26
or improperly filled out, there may be a delay before a Fund account is opened. You should ask your shareholder servicing agent or selling agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.


ADDITIONAL PURCHASES

  You may make additional purchases of $100 or more by instructing the Funds' transfer agent to debit your Approved Bank Account by wire with an instruction to the wiring bank to transmit the specified amount as directed above for initial purchases or by mail with a check payable to "Stagecoach Funds (Name of Fund) (designate Class A, if applicable)" to the address set forth above under "Initial Purchases by Wire." Write your Fund account number on the check and include the detachable stub from your Account Statement or a letter providing your Fund account number.

PURCHASES THROUGH SELLING AGENTS


  You may place a purchase order for shares of the Money Market Mutual, Government Money Market Mutual and Treasury Money Market Mutual Funds through a broker/dealer or financial institution that has entered into a selling agreement with Stephens, the Funds' distributor (a "Selling Agent") by 12:00 Noon (Pacific time) on any Business Day, including orders for which payment is to be made from your free cash credit balance maintained with a Selling Agent. These purchase orders are executed on the same day the order is placed if notice is provided to the transfer agent by 12:00 Noon (Pacific time) and if federal funds are received by the transfer agent before the close of business that day. If your purchase order is received by a Selling Agent after 12:00 Noon (Pacific time) on any Business Day or if federal funds are not received by the transfer agent before the close of business that day, then your purchase order generally is executed on the next Business Day.



  You may place a purchase order for shares of the California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds through a Selling Agent by 9:00 a.m. (Pacific time) on any Business Day, including orders for which payment is to be made from your free cash credit balance maintained with a Selling Agent. These purchase orders are executed on the same day the order is placed if notice is provided to the transfer agent by 9:00 a.m. (Pacific time) and if federal funds are received by the transfer agent before the close of business that day. If your purchase order is received by the Selling Agent after 9:00 a.m. (Pacific time) on any Business Day or if federal funds are not received by the transfer agent before the close of business that day, then your purchase order generally is executed on the next Business Day.


                                       27                             PROSPECTUS

  The Selling Agent is responsible for the prompt transmission of your purchase order to the Company. A financial institution that acts as a Selling Agent, shareholder servicing agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.


PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS


  Purchase orders for Fund shares may be transmitted to the transfer agent through any entity that has entered into a shareholder servicing agreement with the Funds (a "Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management, Distribution and Servicing Fees -- Shareholder Servicing Agent" for more information. A Shareholder Servicing Agent may transmit your purchase order to the transfer agent, including an order for which payment is to be transferred from your Approved Bank Account or wired from a financial institution. If the Shareholder Servicing Agent transmits your order for shares of the Money Market Mutual, Government Money Market Mutual or Treasury Money Market Mutual Funds to the transfer agent before 12:00 Noon (Pacific time) and if federal funds are received by the transfer agent before the close of business that day, the purchase order is executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the transfer agent after 12:00 Noon or if federal funds are not received by the transfer agent before the close of business that day, then your order generally is executed on the next Business Day, except that automated investment program purchase orders transmitted through Shareholder Servicing Agents are executed as of 1:00 p.m. on each Business Day. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the Company.



  If the Shareholder Servicing Agent transmits your order for shares of the California Tax-Free Money Market Mutual or National Tax-Free Money Market Mutual Funds before 9:00 a.m. (Pacific time) and if federal funds are received by the transfer agent before the close of business that day, the purchase order is executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the transfer agent after 9:00 a.m. or if federal funds are not received by the transfer agent before the close of business that day, then your order generally is executed on the next Business Day, except that automated investment program purchase orders transmitted through Shareholder Servicing Agents are executed as of 1:00 p.m. on each Business Day.


STATEMENTS AND REPORTS


  The Company, or a Shareholder Servicing Agent on its behalf, typically sends you a monthly statement of your Fund account after every month in which there has been a transaction that affects your share balance or your Fund account registration. Every January, you will be provided a statement with tax information for the previous year to assist you in tax return preparation. At least twice a year, the Company's financial statements are mailed to shareholders of record.


PROSPECTUS                             28

                    DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS



  Each Fund intends to declare dividends on a daily basis payable to shareholders of record as of 12:00 Noon (Pacific time) (9:00 a.m. for the California Tax-Free and National Tax-Free Money Market Mutual Funds). If your purchase order is received before 12:00 Noon (9:00 a.m. for the California Tax-Free and National Tax-Free Money Market Mutual Funds) on any Business Day, or 1:00 p.m. on any Business Day through a transfer agent, you begin earning dividends on that Business Day and continue to earn dividends through the day before you redeem such shares. If your purchase order is received at or after 12:00 Noon (9:00 a.m. for the California Tax-Free and National Tax-Free Money Market Mutual Funds) on any Business Day, or 1:00 p.m. on any Business Day through a transfer agent, you begin earning dividends on the next Business Day and continue to earn dividends through the day on which you redeem your shares.



  Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. If you redeem shares before a dividend payment date, any dividends credited to you are distributed on the following dividend payment date unless you have redeemed all of the shares in your account, in which case you will receive any accrued dividends together with your redemption proceeds. The Funds distribute any capital gains at least annually. Dividends for the Funds generally are distributed on the last Business Day of the month in which they are declared. You have three options for receiving dividend and any capital-gain distributions. They are discussed under "Additional Shareholder Services -- Dividend and Capital Gain Distribution Options" below.


                                       29                             PROSPECTUS

                              HOW TO REDEEM SHARES


  You may redeem Fund shares on any Business Day without a charge by the Company. Your shares are redeemed at the NAV next calculated after the Company has received your redemption order. Redemption orders received by the transfer agent before 12:00 Noon (Pacific time) (9:00 a.m. for the California Tax-Free and National Tax-Free Money Market Mutual Funds) on any Business Day are executed on that day. Such redemption orders that are received after 12:00 Noon (9:00 a.m. for the California Tax-Free and National Tax-Free Money Market Mutual Funds) on any Business Day are executed on the next Business Day. The Company ordinarily remits your redemption proceeds within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable or
(b) it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (c) a period during which the SEC by order permits deferral of redemptions for the protection of the Fund's security holders. In addition, the Company may hold payment on your redemption until reasonably satisfied that your investments made by check have been collected (which can take up to 10 days from the purchase date). To ensure acceptance of your redemption order, please follow the procedures described below. Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions. In addition, the Company reserves the right to impose charges for wiring redemption proceeds.



  All redemptions of shares generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. The securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage costs in converting such securities to cash.


  Due to the high cost of maintaining Fund accounts with small balances, the Company reserves the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of Fund shares after you have made only the applicable minimum initial

PROSPECTUS                             30
investment). You will be given 30 days' notice to make an additional investment to increase your account balance to at least the applicable minimum balance. For a discussion of applicable minimum balance requirements, see "Investing in the Funds -- How to Buy Shares."

REDEMPTIONS BY TELEPHONE

  Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the transfer agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the transfer agent to be genuine. The Company requires the transfer agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the transfer agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY LETTER

1. Write a letter of instruction. Indicate the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your taxpayer identification number ("TIN"), which is generally your social security or employer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address of record or your Approved Bank Account, or other unusual circumstances exist that cause the transfer agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail your letter to the transfer agent at the address set forth under "Investing in the Funds -- Initial Purchases by Wire."

                                       31                             PROSPECTUS

  Unless other instructions are given in proper form, a check for your net redemption proceeds is sent to your address of record.

EXPEDITED REDEMPTIONS BY LETTER OR TELEPHONE

  You may request an expedited redemption of Fund shares by letter, in which case your receipt of redemption proceeds (but not a Fund's receipt of your redemption request) would be expedited. Telephone redemption or exchange privileges are made available to you automatically upon the opening of an account unless you specifically decline the privilege. You also may request an expedited redemption of Fund shares by telephone on any Business Day, in which case both your receipt of redemption proceeds and a Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

  You may request expedited redemption by telephone by calling the transfer agent at the telephone number listed on your transaction confirmation or by calling 1-800-222-8222.

  You may mail your expedited redemption request to the transfer agent at the address set forth under "Investing in the Fund -- Initial Purchases by Wire."


  Upon request, proceeds of expedited redemptions of $5,000 or more are wired or credited to your Approved Bank Account or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an account at an Approved Bank or a Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption. If your expedited redemption request for Fund shares is received by the transfer agent before 12:00 Noon (Pacific time) (9:00 a.m. for the California or National Tax-Free Money Market Mutual Funds) on a Business Day, your redemption proceeds are transmitted to your Approved Bank Account or Selling Agent on the same Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Extraordinary circumstances could include those described above as potentially delaying redemptions and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for net redemption proceeds of less than $5,000 is mailed to your address of record or, at your election, credited to your Approved Bank Account.


  During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are

PROSPECTUS                             32
unable to reach the transfer agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Company reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

  The Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the proceeds distributed to you on a monthly basis. You may participate in this Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital gain distributions are being reinvested automatically, and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank Account. The transfer agent redeems sufficient shares and mails or deposits your proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Company for participating in the Systematic Withdrawal Plan.

  It may take up to ten (10) Business Days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change your withdrawal amount, suspend withdrawals or terminate your participation in the Plan at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan is terminated automatically if your Fund account is closed, or, in some cases, if your Approved Bank Account is closed.

REDEMPTIONS THROUGH SELLING AGENTS


  You may request a redemption of Fund shares through your Selling Agent. Redemption orders transmitted by a Selling Agent to the transfer agent before 12:00 Noon (Pacific time) (9:00 a.m. for the California or National Tax-Free Money Market Mutual Funds) on any Business Day, are executed on that day. Redemption orders transmitted by a Selling Agent to the transfer agent after 12:00 Noon (9:00 a.m. for the California or National Tax-Free Money Market Mutual Funds) on any Business Day are executed on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Company.


  Unless you have made other arrangements with a Selling Agent and the transfer agent has been informed of such arrangements, proceeds of a redemption order made by you through a Selling Agent are credited to your Approved Bank Account. If no such account is designated, a check for the redemption proceeds is mailed to your address of record or, if such address is no longer valid, the proceeds are credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the proceeds in such account. The Selling Agent may charge you a service fee. In

                                       33                             PROSPECTUS
addition, the Selling Agent may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.


REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS


  You may request a redemption of Fund shares through your Shareholder Servicing Agent. Redemption requests made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. Redemption orders transmitted by the Shareholder Servicing Agent to the transfer agent before 12:00 Noon (Pacific time) (9:00 a.m. for the California or National Tax-Free Money Market Mutual Funds) on any Business Day, are executed on that day. Redemption orders transmitted by a Shareholder Servicing Agent after 12:00 Noon (9:00 a.m. for the California or National Tax-Free Money Market Mutual Funds) on any Business Day, generally are executed on the next Business Day. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Funds.



  Unless you have made other arrangements with your Shareholder Servicing Agent and the transfer agent has been informed of such arrangements, proceeds of a redemption order made through your Shareholder Servicing Agent are credited to your Approved Bank Account. If no such account is designated, a check for the proceeds is mailed to your address of record or, if such address is no longer valid, the proceeds are credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent. The Shareholder Servicing Agent may charge you a service fee. In addition, the Shareholder Servicing Agent may benefit from the use of your redemption proceeds until any check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.


                        ADDITIONAL SHAREHOLDER SERVICES


  The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, Systematic Withdrawal Plan, and Expedited Redemptions by Letter and Telephone. In addition, you have three dividend and distribution payment options and an exchange privilege, which are described below.



DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS



  When you fill out your Account Application, you can choose from three distribution options listed below. If you have questions about the distribution options available to you, please call 1-800-222-8222.



  A. The AUTOMATIC REINVESTMENT OPTION provides for the reinvestment of your dividend and/or capital-gain distributions in additional shares of the same class of


PROSPECTUS                             34
     the Fund that paid the distributions. Distributions declared in a month are reinvested at NAV on the last Business day of the month. You are assigned this option automatically if you make no choice on your Account Application.



  B. The AUTOMATIC CLEARING HOUSE OPTION permits you to have dividend and capital-gain distributions deposited in your Approved Bank Account. In the event your Approved Bank Account is closed and your distribution is returned to the dividend disbursing agent, your distribution is reinvested in your Fund account at the NAV next determined after the distribution has been received. In addition, your Automatic Clearing House Option is then converted to the Automatic Reinvestment Option.



  C. The CHECK PAYMENT OPTION lets you receive a check for all dividend and capital gain distributions, which generally is mailed either to your designated address or your Approved Bank Account early in the month following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks are reinvested in your Fund account at the NAV next determined after the distribution has been received. Your Check Payment Option is then converted to the Automatic Reinvestment Option.



  The Company makes reasonable efforts to locate investors whose checks are returned or uncashed after six months. The Company forwards moneys to the dividend disbursing agent so that it may issue you dividend checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear.


EXCHANGE PRIVILEGE


  The exchange privilege is a convenient way to buy shares in another fund of the Stagecoach Family of Funds to respond to changes in your investment needs. You can exchange Class A shares of a Fund for Class A or B shares of another fund.



  You should consider the following important factors in deciding whether to exchange shares:



  - You will need to read the prospectus of the fund into which you want to exchange.



  - Every exchange is a redemption of shares of one fund and a purchase of shares of another fund. The redemption may produce a gain or loss for federal income tax purposes.



  - You must exchange at least the minimum initial purchase amount of the fund you are redeeming, unless your balance has fallen below that amount due to market conditions or you have already met the minimum initial purchase amount of the fund you are purchasing.



  - If you exchange Class A shares, you will need to pay any difference between a load that you have already paid and the load that you are subject to in the new fund (less


                                       35                             PROSPECTUS
    the difference between any load already paid under the maximum 3% load schedule and the maximum 4.50% schedule).



  - Stagecoach may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, Stagecoach will notify you 60 days before discontinuing or modifying the exchange privilege.



  You may exchange shares by writing the transfer agent or, if you have telephone privileges, you may call the transfer agent. Exchanges are subject to the procedures and conditions applicable to purchasing and redeeming shares.



                          MANAGEMENT, DISTRIBUTION AND

                                 SERVICING FEES

INVESTMENT ADVISER


  Subject to the overall supervision of the Company's Board of Directors and MIT's Board of Trustees, Wells Fargo Bank, as the investment adviser, provides investment guidance and policy direction in connection with the management of the Funds' assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Funds' investment strategies and performance. For these services, Wells Fargo Bank is entitled to a monthly investment advisory fee at an annual percentage rate of the average daily net assets of each Fund as follows: 0.40% for the Money Market Mutual Fund, 0.50% for the California Tax-Free Money Market Mutual Fund, 0.30% for the Master Portfolio, of which the National Tax-Free Money Market Mutual Fund bears a pro rata portion, and 0.25% for the Government Money Market Mutual and Treasury Money Market Mutual Funds. From time to time, Wells Fargo Bank may waive such fees in whole or in part. Any such waiver will reduce expenses of the Funds and the Master Portfolio and, accordingly, have a favorable impact on the Funds' performance. From time to time, each Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.



  Advisory Fees Paid



  For the nine-month period ended September 30, 1996 and the year ended December 31, 1995, the California Tax-Free Money Market Mutual Fund paid advisory fees to Wells Fargo Bank at the annual rate of 0.50% of its average daily net assets.



  For the nine-month period ended September 30, 1996 and the year ended December 31, 1995, the Money Market Mutual Fund paid advisory fees to Wells Fargo Bank at the annual rate of 0.40% of its average daily net assets.


PROSPECTUS                             36

  For the period from commencement of operations (April 2, 1996) to September 30, 1996, the National Tax-Free Money Market Master Portfolio did not pay any advisory fees on behalf of the National Tax-Free Money Market Mutual Fund.



  For the year ended September 30, 1996, the Government Money Market Mutual and Treasury Money Market Mutual Funds paid advisory fees at the annual rates of 0.30% and 0.13%, respectively, of their average daily net assets. For periods prior to September 6, 1996, this includes advisory fees paid to Wells Fargo Investment Management, Inc. by the predecessor portfolios to the Funds.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


  Wells Fargo Bank also serves as the Funds' and the Master Portfolio's custodian and transfer and dividend disbursing agent. Under its respective Custody Agreement with Wells Fargo Bank, each Fund and the Master Portfolio may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to each Fund's and/or Master Portfolio's Custody Agreement. The custodial, transfer and dividend disbursing agency activities are performed at 525 Market Street, San Francisco, California 94105.


SHAREHOLDER SERVICING AGENT


  On behalf of the Class A shares, the Funds have entered into Shareholder Servicing Agreements with Wells Fargo Bank and may enter into similar agreements with other entities. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive fees, as calculated on an annualized basis for each Fund's then-current fiscal year, up to (1) 0.30% of the average daily net assets of each of the California Tax-Free Money Market Mutual Fund and Class A shares of the Money Market Mutual Fund, and 0.25% of the average daily net assets of each of the National Tax-Free Money Market Mutual, Government Money Market Mutual and Treasury Money Market Mutual Funds, as represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules"). In no event will the portion of such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of the average net asset value of a Fund or Class of a Fund, as the case may be.


                                       37                             PROSPECTUS

  Shareholder Servicing Agents may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by each Fund, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.


ADMINISTRATOR AND CO-ADMINISTRATOR



  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to the Funds and the Master Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct each Fund's and the Master Portfolio's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administrative duties to sub-administrators.



  Stephens previously provided substantially the same services as sole administrator to the Funds. For the nine-month period ended September 30, 1996, the California Tax-Free Money Market Mutual, Money Market Mutual and National Tax-Free Money Market Mutual Funds paid administrative fees to Stephens at the annual rates of 0.03%, 0.03% and 0.05%, respectively, of each Fund's average daily net assets. For the year ended September 30, 1996, the Government and Treasury Money Market Mutual Funds paid administrative fees at the annual rates of 0.13% and 0.09%, respectively, of each Fund's average daily net assets. For the period prior to September 6, 1996, this includes amounts paid to Furman Selz LLC by the predecessor portfolios to the Government and Treasury Money Market Mutual Funds.



SPONSOR AND DISTRIBUTOR



  Stephens is the Funds' sponsor and co-administrator, and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens


PROSPECTUS                             38
currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.


  Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing Fund shares. The Company also has adopted Distribution Plans under Rule 12b-1 (the "Plans"). Under the Plans, and on behalf of the Class A shares of the Money Market Mutual Fund and shares of the California Tax-Free Money Market Mutual Fund (collectively, such shares referred to in this subsection as the "Class A shares"), the Company may defray all or part of the actual cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Class A shareholders by paying on an annual basis up to 0.05% of the average daily net assets attributable to their respective shares. Pursuant to the Plans for the Class A shares of National Tax-Free, Government and Treasury Money Market Mutual Funds, Stephens is entitled to receive as compensation for distribution-related services, a monthly fee at an annual rate of up to 0.05% of the average daily net assets attributable to their respective Class A shares. Distribution-related services may include, among other services, costs and expenses for advertisements, sales literature, direct mail or any other form of advertising; expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; costs of printing prospectuses and other materials to be given or sent to prospective investors; and other similar services as the Directors determine to be reasonably calculated to result in the sale of shares of each Fund. In addition, the Plans contemplate that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans.

  Under the Distribution Agreement, Stephens may enter into Selling Agreements with Selling Agents that wish to make available shares of each Fund to their respective customers. On behalf of the Class A shares, the Funds may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of the Funds may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities are allocated among the Funds and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

                                       39                             PROSPECTUS

  Stephens has established a cash and non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's fund may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise, or the cash value of a non-cash compensation item.


  Financial institutions acting as Shareholder Servicing Agents or Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.


FUND EXPENSES


  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bear all costs of its operations, including its pro rata portion of the Company expenses such as fees and expenses of its independent auditors and legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, shareholder servicing, transfer agency, custody and administration fees, payments pursuant to any Plans, interest, and any extraordinary expenses. Expenses attributable to each Fund or class are charged against the assets of the Fund or class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable. The National Tax-Free Money Market Fund bears a pro rata portion of the Tax-Free Money Market Master Portfolio's expenses.


                                     TAXES


  Dividends distributed from the California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds' net interest income from tax-exempt securities will not be subject to federal income taxes. Dividends from the California Tax-Free Money Market Mutual Fund will also be exempt from California personal income tax to the extent such dividends are attributable to instruments that pay interest which would be exempt from California personal income taxes, if such instruments were held directly by an individual. Dividends attributable to the California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds' interest income from taxable securities and short-term capital gains and capital gain distributions will be


PROSPECTUS                             40
taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares.



  Dividends from the net investment income and net short-term capital gains, if any, of the Money Market Mutual, Government Money Market Mutual and Treasury Money Market Mutual Funds are taxable to the Funds' shareholders as ordinary income. Distributions from these Funds' net long-term capital gains, if any, are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. These dividend and capital gain distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares.



  All distributions declared in October, November and December and distributed in the following January will be treated as if they were paid by December 31.



  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.



  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Additional tax considerations, including the federal alternative minimum tax, where applicable, are discussed in the SAI for each Fund.


                                       41                             PROSPECTUS

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES


FUND INVESTMENTS



  Set forth below is a description of certain investments and additional investment policies for each Fund, except where otherwise indicated. REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF THE NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND, UNLESS OTHERWISE INDICATED, SHOULD BE UNDERSTOOD AS REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF THE MASTER PORTFOLIO IN WHICH SUCH FUND INVESTS ITS ASSETS.


  Money Market Mutual Fund

  The Money Market Mutual Fund may invest in the following:


  (i)     U.S. Government obligations (discussed below);


  (ii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC ("bank instruments");

  (iii) commercial paper rated at the date of purchase P-1 by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Rating Group ("S&P") ("rated commercial paper");

  (iv) commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment;

  (v)    certain floating- and variable-rate instruments (discussed below);

  (vi)    certain repurchase agreements (discussed below); and

  (vii) short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below);

  (viii)  certain municipal obligations (discussed below); and

  (ix) certain securities issued by other investment companies (discussed below).

                                      A- 1                            PROSPECTUS

 California Tax-Free Money Market Mutual Fund

  The California Tax-Free Money Market Mutual Fund may invest in the following municipal obligations with remaining maturities not exceeding thirteen months:

  (i) long-term municipal bonds rated at the date of purchase "MIG 1" or "MIG 2" or, if no medium- or short-term rating is available, "Aa" or better by Moody's or "AA" or better by S&P;

  (ii) medium-term municipal notes rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+" or "SP-1" by S&P; and

  (iii) short-term municipal commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A1+" by S&P.

Pending the investment of proceeds from the sale of Fund shares or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, the California Tax-Free Money Market Mutual Fund may elect to invest temporarily up to 20% of the current value of its total assets in cash reserves or the following taxable high-quality money market instruments:

  (i)   U.S. Government obligations;

  (ii)  bank instruments;

  (iii) rated commercial paper;

  (iv)  repurchase agreements;

  (v)  foreign bank obligations;

  (vi) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes; and

  (vii) certain securities issued by other investment companies.

  Moreover, the California Tax-Free Money Market Mutual Fund may invest temporarily more than 20% of its total assets in such securities and in high-quality, short-term municipal obligations the interest on which is not exempt from federal income taxes to maintain a temporary defensive posture or in an effort to improve after-tax yield to the California Tax-Free Money Market Mutual Fund's shareholders when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of unusual market conditions.

PROSPECTUS                            A- 2

  National Tax-Free Money Market Mutual Fund


  The Fund may invest in the following:


  (i)   certain municipal obligations;

  (ii)  certain U.S. Government obligations;

  (iii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the
        FDIC:

  (iv) commercial paper rated at the date of purchase P-1 by Moody's or "A-1+" or "A-1" by S&P;

  (v)  certain floating- and variable-rate instruments;

  (vi)  certain repurchase agreements;

  (vii) foreign bank obligations; and

  (viii) certain securities issued by other investment companies.

  Government Money Market Mutual Fund

  The Government Money Market Mutual Fund may invest in the following:

  (i)   certain U.S. Government obligations;

  (ii)  certain repurchase agreements;

  (iii) certain floating- and variable-rate instruments; and

  (iv)  certain securities issued by other investment companies.

  Treasury Money Market Mutual Fund

  The Treasury Money Market Mutual Fund may invest in the following:

  (i)   U.S. Treasury obligations (defined and discussed below);

  (ii)  certain repurchase agreements;

  (iii) certain floating- and variable-rate instruments;


  (iv) securities purchased on a "when-issued" basis and securities purchased or sold on a "forward commitment" basis or "delayed settlement" basis (discussed below);


                                      A- 3                            PROSPECTUS

  (v) certain reverse repurchase agreements ("reverse repurchase agreements") (discussed below); and

  (vi)  certain securities issued by other investment companies.


  The following describes certain instruments in which the Funds may invest.


  U.S. Government and U.S. Treasury Obligations


  The Funds, except as described below with respect to the Treasury Money Market Mutual Fund, may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States ( as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.


  The Treasury Money Market Mutual Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations ("U.S. Treasury obligations"). U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Fund invests may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. U.S. Treasury STRIPS are "stripped securities." Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors. The Treasury and Government Money Market Mutual Funds may invest in U.S. Treasury STRIPS.

  The Funds may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

PROSPECTUS                            A- 4

  Repurchase Agreements


  The Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.


  Floating- and Variable-Rate Instruments


  The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk. See "Additional Permitted Investment Activities" in the SAI for additional information.



  Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions



  The Funds (other than the Money Market Mutual Fund) may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.



  For additional information relating to option trading practices, including the particular risks thereof, see the SAI.


  Other Investment Companies


  Subject to the limitations set forth below and in the 1940 Act, the Funds may invest in securities of other investment companies. For temporary investments, the Money Market Mutual Fund and the Tax-Free Funds may invest in shares of other open-end investment


                                      A- 5                            PROSPECTUS
companies that invest exclusively in high-quality short-term securities subject to the limits set forth under Section 12 of the 1940 Act, provided however, that with respect to the Tax-Free Funds, any such company has a policy of investing, under normal market conditions, at least 80% of its net assets in obligations that are exempt from federal income tax and are not subject to the federal alternative minimum tax. Such investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to a Fund; however, Wells Fargo Bank has undertaken to waive its advisory fees with respect to that portion of the Funds' assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.



  The Treasury Money Market Fund may invest up to 10% of its assets in shares of other open-end investment companies that invest exclusively in the high-quality, short-term money market instruments in which the Fund may invest. The Treasury Money Market Mutual Fund may only invest in shares of other investment companies that are structured to seek an investment objective that is similar to the Fund's investment objective. The investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to a Fund; however, the Funds' adviser has undertaken to waive its advisory fees with respect to that portion of the Fund's assets so invested.


  Municipal Obligations


  The Money Market Mutual Fund, and the Tax-Free Funds may invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. From time to time, the Tax-Free Funds may each invest 25% or more of the current value of its total assets in certain "private activity bonds," such as pollution control bonds; provided, however, that such investments will be made only to the extent they are consistent with the Funds' fundamental policy of investing, under normal circumstances, at least 80% of its net assets in municipal obligations that are exempt from federal income tax and not subject to the federal alternative minimum tax.


  The Master Portfolio will invest in the following municipal obligations with remaining maturities not exceeding 13 months:

  (i) long-term municipal bonds rated at the date of purchase "Aa" or better by Moody's or "AA" or better by S&P;

PROSPECTUS                            A- 6

  (ii) municipal notes rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+" "SP-1" or "SP-2" by S&P; and

  (iii) short-term municipal commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+", or "A-1" or "A-2" by S&P.

  For a further discussion of factors affecting purchases of municipal obligations by the California Tax-Free Money Market Mutual Fund, see "Special Considerations Affecting California Municipal Obligations" in the SAI.

  Letters of Credit

  Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund are permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of such Funds.

  Foreign Obligations


  Each Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


  Taxable Investments

  Pending the investment of proceeds from the sale of interests of the Master Portfolio or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, the Master Portfolio may

                                      A- 7                            PROSPECTUS
elect to invest temporarily up to 20% of the current value of its net assets in cash reserves including the following taxable high-quality money market instruments: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and
(v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

  Moreover, the Master Portfolio may invest temporarily more than 20% of its total assets in such securities and in high-quality, short-term municipal obligations the interest on which is not exempt from federal income taxes to maintain a temporary defensive posture or in an effort to improve after-tax yield to the Master Portfolio's interestholders when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of unusual market conditions.

  Illiquid Securities


  The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.



INVESTMENT POLICIES AND RESTRICTIONS


  Each Fund's investment objective, as set forth in the "How the Funds Work -- Investment Objectives and Policies" section, is fundamental. Accordingly, such investment objectives and policies may not be changed without approval by the vote of the holders of a majority of such Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such a change without shareholder approval and will disclose any such material changes in the then-current prospectus.

  Money Market Mutual and Tax-Free Funds

  As matters of fundamental policy, the Money Market Mutual Fund or California Tax-Free Money Market Mutual Fund may: (i) borrow from banks up to 10% of the current value of such Fund's net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the

PROSPECTUS                            A- 8
current value of its net assets (but investments may not be purchased by a Fund while any such outstanding borrowing in excess of 5% of the net assets exists);
(ii) not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; and (iii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, (a) investments in municipal securities by the California Tax-Free Money Market Mutual Fund (for the purpose of this restriction, private activity bonds shall not be deemed municipal securities if the payments of principal and interest on such bonds is the ultimate responsibility of nongovernmental users), (b) U.S. Government obligations, and (c) obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of foreign branches of U.S. banks and obligations of U.S. branches of foreign banks).

  As matters of nonfundamental policy: (i) the Money Market Mutual Fund may not purchase securities of any issuer (except for U.S. Government obligations, for certain temporary purposes and for certain guarantees and unconditional puts) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; (ii) the Money Market Mutual Fund may not invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (iii) the California Tax-Free Money Market Mutual Fund may not invest more than 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, illiquid securities and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days. With respect to item (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer.

  For purposes of complying with the Code, the California Tax-Free Money Market Mutual Fund will diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the California Tax-Free Money Market Mutual Fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the California Tax-Free Money Market Mutual Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                                      A- 9                            PROSPECTUS

  In addition, at least 65% of the California Tax-Free Money Market Mutual Fund's total assets are invested (under normal market conditions) in municipal obligations that pay interest that is exempt from California personal income tax. However, as a matter of general operating policy, the California Tax-Free Money Market Mutual Fund seeks to have substantially all of its assets invested in such municipal obligations.


  As matters of fundamental policy, the National Tax-Free Money Market Mutual Fund may: (i) borrow from banks up to 10% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments by the Master Portfolio may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); (ii) not make loans, except that the Fund may purchase or hold debt instruments, lend its portfolio securities and enter into repurchase agreement transactions in accordance with its investment policies; loans for purposes of this restriction will not include the Fund's purchase of interests in the Master Portfolio; (iii) not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (a) municipal securities (for the purposes of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds and notes is the ultimate responsibility of non-governmental entities),
(b) U.S. Government obligations, and (c) certain obligations of domestic banks; and (iv) not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. These fundamental policies do not restrict the Fund's ability to invest all of its assets in the Master Portfolio.



  As matters of non-fundamental policy the National Tax-Free Money Market Mutual Fund may: (i) invest up to 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or the existence of legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (ii) invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, and restricted securities (which include securities that must be registered under the 1933 Act before they may be offered to the public).


PROSPECTUS                           A- 10

  Government and Treasury Money Market Mutual Funds

  As matters of fundamental policy, each Fund may: (i) borrow from banks up to 10% with respect to the Government Money Market Mutual Fund and up to 20% with respect to the Treasury Money Market Mutual Fund, of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists); and (ii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, U.S. Government obligations; and (iii) with respect to the Government Money Market Mutual Fund, not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of repurchase agreements and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering.

  These investment restrictions are applied at the time investment securities are purchased. As a matter of nonfundamental policy, the Treasury Money Market Mutual Fund may make loans of portfolio securities or other assets, although it does not intend to do so during the current fiscal year.

  As a matter of nonfundamental policy, neither Fund may: (i) purchase securities of any issuer (except for U.S. Government obligations, for certain temporary purposes and for certain guarantees and unconditional puts) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer, except that a Fund may invest up to 25% of its assets in the highest-rated obligations of any one issuer for a period of up to three business days, or if a Fund would own more than 10% of the outstanding voting securities of such issuer; and (ii) invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale or that have maturities of more than seven days. With respect to item (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer. For purposes of item (ii), repurchase agreements that do not provide for payment to the Funds within seven days after notice are subject to this 10% limit, unless the Board or investment adviser, pursuant to guidelines adopted by the Board, determines that a liquid trading market exists. The following securities are excluded from the Funds 10% limitation: (a) securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid by the Fund's Board of Directors, and (b)
Section 4(2) commercial paper that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two NRSROs and the Board of Directors has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the Fund's Board of Directors has determined that the commercial paper is of equivalent quality and is liquid.

                                     A- 11                            PROSPECTUS

LOGO

P.O. Box 7066


San Francisco, CA 94120-7066


 STAGECOACH MONEY MARKET MUTUAL FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT deposits or obligations of Wells Fargo Bank
  - are NOT guaranteed by Wells Fargo Bank
  - involve investment risk, including possible loss of
  principal
  - seek to maintain a stable net asset value of $1.00 per                LOGO
    share, however, there can be no assurance that either
    fund will meet this goal. Yields and returns will vary
    with market conditions.

LOGO

Printed on Recycled Paper                                          SC0204 (2/97)

                                                                                              ------------------
LOGO                                                                                              BULK RATE
P.O. Box 7066                                                                                    U.S. POSTAGE
San Francisco, CA 94120-7066                                                                         PAID
                                                                                                DALLAS, TEXAS
                                                                                               Permit No. 1808
                                                                                              ------------------
-------------------------------------------------------------------------------
 STAGECOACH MONEY MARKET MUTUAL FUNDS:
 -------------------------------------------------------------------------
  - are NOT FDIC insured
  - are NOT deposits or obligations of Wells Fargo Bank
  - are NOT guaranteed by Wells Fargo Bank
  - involve investment risk, including possible loss of
  principal
  - seek to maintain a stable net asset value of $1.00 per             LOGO
  share,
    however, there can be no assurance that either fund will
  meet this goal. Yields and returns will vary with market
  conditions.
-------------------------------------------------------------------------------



SC0204 2/97

                              STAGECOACH FUNDS(R)

 MONEY MARKET MUTUAL, CALIFORNIA TAX-FREE MONEY MARKET MUTUAL, GOVERNMENT MONEY MARKET MUTUAL, NATIONAL TAX-FREE MONEY MARKET MUTUAL AND TREASURY MONEY MARKET
                                  MUTUAL FUNDS

                                 CLASS A SHARES


     Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about five funds of the Stagecoach Family of Funds -- Class A shares of the GOVERNMENT MONEY MARKET MUTUAL, MONEY MARKET MUTUAL and TREASURY MONEY MARKET MUTUAL FUNDS and shares (collectively, with the Class A shares, referred to at times as "Class A shares") of the CALIFORNIA TAX-FREE MONEY MARKET MUTUAL and NATIONAL TAX-FREE MONEY MARKET MUTUAL FUNDS (each, a "Fund" and, collectively, the "Funds").



     AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.



     Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own. A Statement of Additional Information ("SAI"), dated February 1, 1997, containing additional information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA for information or assistance. The SAI and other information is available on the SEC's Web site (http://www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                PROSPECTUS DATED

                                FEBRUARY 1, 1997


                                                                      PROSPECTUS

     The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments.

     The CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND seeks to obtain a high level of income exempt from federal income tax and California personal income tax, while preserving capital and liquidity, by investing in high-quality, short-term U.S. dollar-denominated money market instruments, primarily municipal obligations.

     The GOVERNMENT MONEY MARKET MUTUAL FUND seeks to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity.


     The NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income exempt from federal income tax, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Tax-Free Money Market Master Portfolio (the "Master Portfolio") of Master Investment Trust ("MIT"), an open-end management investment company, rather than in a portfolio of securities. The Fund has the same investment objective as the Master Portfolio and the investment experience of the Fund corresponds directly to the investment experience of the Master Portfolio. References to the investments and investment policies and risks of such Fund unless otherwise indicated, should be understood as references to the investments and investment policies and risks of the corresponding Master Portfolio. The National Tax-Free Money Market Mutual Fund and the California Tax-Free Money Market Mutual Fund are sometimes referred to herein as the "Tax-Free Funds."


     The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal.


     You may invest in the following Funds through a Wells Fargo Bank Money Market Access or Money Market Checking Account.



  - Money Market Mutual Fund (Class A Shares)



  - California Tax-Free Money Market Mutual Fund



  - National Tax-Free Money Market Mutual Fund



     For details, see the following pages of this prospectus: [page 3] (Prospectus Summary) and [page 27] (Investing in the Funds).



WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND IS COMPENSATED FOR PROVIDING THE FUNDS WITH CERTAIN OTHER SERVICES. STEPHENS INC. ("STEPHENS"),
     WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUNDS' SPONSOR,
                       CO-ADMINISTRATOR AND DISTRIBUTOR.


PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

PROSPECTUS SUMMARY                                                             1


SUMMARY OF FUND EXPENSES                                                       4



FINANCIAL HIGHLIGHTS                                                           7



HOW THE FUNDS WORK                                                            13



THE FUNDS AND MANAGEMENT                                                      19



INVESTING IN THE FUNDS                                                        21



DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS                                       27



HOW TO REDEEM SHARES                                                          28



ADDITIONAL SHAREHOLDER SERVICES                                               32



MANAGEMENT, DISTRIBUTION AND SERVICING FEES                                   34



TAXES                                                                         38


PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY

     The Funds provide you with a convenient way to invest in portfolios of securities selected and supervised by professional management. The following provides you with summary information about each Fund. For more information, please refer to the identified Prospectus sections and generally to the Prospectus and SAI.

Q.  WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments. These securities include obligations of the U.S. Government, its agencies and instrumentalities, high-quality debt obligations such as corporate debt, certain obligations of U.S. banks and certain repurchase agreements.


     The CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND seeks to obtain a high level of income exempt from federal income tax and California personal income tax, while preserving capital and liquidity, by investing in high-quality, short-term U.S. dollar-denominated money market instruments, primarily municipal obligations. Under normal market conditions, substantially all of the Fund's assets will be invested in municipal obligations that are exempt from federal income tax and California personal income tax.



     The NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income exempt from federal income tax, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing all of its assets in the Tax-Free Money Market Master Portfolio of MIT, which has the same investment objective as the Fund. The Master Portfolio seeks to achieve this investment objective by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations.



     The GOVERNMENT MONEY MARKET MUTUAL FUND seeks to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity. The Fund pursues its objective by investing its assets exclusively in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and in certain repurchase agreements.


     The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal. The Fund's fundamental policy is to seek its objective by investing its assets only in obligations issued or guaranteed by the U.S. Treasury and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations.

     In pursuing their respective investment objectives, each Fund invests in securities with remaining maturities not exceeding 397 days (13 months), as determined in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended from time to time (the "1940 Act"). See "How the Funds Work -- Investment Objectives and Policies" and "Prospectus
     Appendix -- Additional Investment Policies" for further information on investments.

                                        1                             PROSPECTUS

Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
     INVESTMENT?


A. Investments in the Funds are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money invested in the Funds. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. Since the California Tax-Free Money Market Mutual Fund invests primarily in securities issued by California, its agencies and municipalities, events in California are more likely to affect this Fund's investments. Also, the California Tax-Free Money Market Mutual Fund is nondiversified, which means that its assets may be invested among fewer issuers and therefore the value of its assets may be subject to greater impact by events affecting one of its investments. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that each Fund will achieve its investment objective. See "How the Funds Work -- Risk Factors" in this prospectus and "Additional Permitted Investment Activities" in the SAI for further information about the Funds' investments and related risks.


Q.  WHO MANAGES MY INVESTMENTS?


A. Wells Fargo Bank, as the Funds' and the Master Portfolio's investment adviser, manages your investments. A separate investment adviser has not been retained for the National Tax-Free Money Market Mutual Fund because this Fund invests all of its assets in the Master Portfolio. Wells Fargo Bank also provides the Funds with administrative, transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Funds. See "The Funds and Management" and "Management, Distribution and Servicing Fees."


Q.  HOW DO I INVEST?


A. You may invest by purchasing Fund shares at net asset value ("NAV"). You may open an account by investing at least $2,500, and you may add to your account by making additional investments of at least $100, with certain exceptions. Shares of the California Tax-Free Money Market Mutual Fund and National Tax-Free Money Market Mutual Fund may not be suitable investments for tax-exempt institutions or tax-exempt retirement plans, since such investors would not generally benefit from the tax-exempt status of such Funds' dividends. In addition, California Tax-Free Money Market Mutual Fund shares are not available in all states. Shares may be purchased on any day the Funds are open by wire, by mail, or by an automatic investment feature called the AutoSaver Plan. See "Investing in the Funds" for more details, or contact Stephens (the Funds distributor), a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).


PROSPECTUS                              2

Q.  MAY I INVEST IN FUND SHARES THROUGH A WELLS FARGO BANK ACCOUNT?


A. Yes, customers of Wells Fargo Bank may invest in shares of the Money Market, California Tax-Free and National Tax-Free Money Market Mutual Funds through a Wells Fargo Bank Money Market Access or Money Market Checking Account. In addition, customers of Wells Fargo Bank who hold shares of the California Tax-Free Money Market Mutual Fund through a Wells Fargo Bank Managed Sweep Account may open additional Managed Sweep Accounts or acquire additional shares of the California Tax-Free Money Market Mutual Fund through such Accounts. Certain of the features described in this Prospectus are not available to investors purchasing shares through an Account. Investments through an Account are governed by the terms and conditions of such Account as set forth in a separate Disclosure Statement provided by Wells Fargo Bank to each Accountholder. See "Investing in the Funds -- Opening A Wells Fargo Bank Sweep Account."



Q.  HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?



A. Dividends are declared daily and distributed monthly. Any capital gains are distributed at least annually. Distributions are automatically reinvested in additional shares of the same class of the Fund at net asset value unless you elect to receive distributions credited to your Wells Fargo Bank account, paid in cash, or in shares of certain other funds in the Stagecoach Family of Funds in which you have an established account that has met the applicable minimum initial investment. Investment income available for distribution to holders of a class of shares is reduced by the class expenses payable on behalf of those shares. See "Dividend and Capital Gain Distributions" and "Additional Shareholder Services."


Q.  HOW MAY I REDEEM SHARES?


A. You may redeem Fund shares at NAV, without charge, on any day the Fund is open by telephone (unless you have declined this feature on your account application), by letter, or on a regular monthly basis, by an automatic feature called the Systematic Withdrawal Plan. See "How To Redeem Shares" for more details, or contact Stephens (the Funds' distributor), a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).


                                        3                             PROSPECTUS

                            SUMMARY OF FUND EXPENSES
                           MONEY MARKET MUTUAL FUNDS

                        SHAREHOLDER TRANSACTION EXPENSES


                                                                           MONEY
                                                 CALIFORNIA  GOVERNMENT   MARKET     NATIONAL    TREASURY
                                                  TAX-FREE   (CLASS A)   (CLASS A)   TAX-FREE    (CLASS A)
                                                 ----------  ----------  ---------  -----------  ---------
Maximum Sales Charge on Purchases
  (as a percentage of offering price)...........    None        None        None        None        None
Maximum Sales Charge on Reinvested
  Distributions.................................    None        None        None        None        None
Maximum Sales Charge on Redemptions.............    None        None        None        None        None
Exchange Fees...................................    None        None        None        None        None


                         ANNUAL FUND OPERATING EXPENSES

                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                           MONEY
                                                 CALIFORNIA  GOVERNMENT   MARKET     NATIONAL    TREASURY
                                                  TAX-FREE   (CLASS A)   (CLASS A)  TAX-FREE(1)  (CLASS A)
                                                 ----------  ----------  ---------  -----------  ---------
Management Fee (after waivers or
  reimbursements)...............................    0.50%       0.25%       0.40        0.00%(2)    0.12%(2)
Rule 12b-1 Fee..................................    0.03%       0.05%       0.02%       0.05%       0.05%
Other Expenses (after waivers or
  reimbursements)...............................    0.12%(3)    0.45%(3)    0.33%(3)     0.65%(3)    0.38%
TOTAL FUND OPERATING EXPENSES (after waivers or
  reimbursements)(4)............................    0.65%       0.75%       0.75%       0.70%       0.55%


---------------------------------


(1) The expenses shown below summarize expenses charged at both the Master Portfolio and Fund levels.


(2) Management Fee (before waivers or reimbursements) would be 0.30% for the National Tax-Free Fund and 0.25% for the Treasury Fund.


(3) Other Expenses (before waivers or reimbursements) would be 0.49% for the California Tax-Free Fund, 0.43% for the Government Fund, 0.46% for the Money Market Mutual Fund and 1.00% for the National Tax-Free Fund.


(4) Total Fund Operating Expenses(before waivers or reimbursements) would be 1.02% for the California Tax-Free Fund, 0.73% for the Government Fund, 0.88% for the Money Market Mutual Fund, 1.35% for the National Tax-Free Fund and 0.68% for the Treasury Fund.


PROSPECTUS                              4

EXAMPLE OF EXPENSES


                                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                   ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment in a
Fund, assuming a 5% annual return and redemption at the end of each time period indicated:
    California Tax-Free Money Market Mutual Fund................     $7       $21       $36       $ 81
    Government Money Market Mutual Fund (Class A)...............     $8       $24       $42       $ 93
    Money Market Mutual Fund (Class A)..........................     $8       $24       $42       $ 93
    National Tax-Free Money Market Mutual Fund..................     $7       $22       $39       $ 87
    Treasury Money Market Mutual Fund (Class A).................     $6       $18       $31       $ 69


                             EXPLANATION OF TABLES


     The purpose of the foregoing tables is to help you understand the various costs and expenses that a shareholder in a Fund will pay directly or indirectly. You may purchase Fund shares directly from the Company or through Wells Fargo Bank or other institutions that have developed various account products through which Fund shares may be purchased, and for which customers may be charged a fee. The tables do not reflect any charges that may be imposed by a Wells Fargo Bank or another institution directly on such customer accounts in connection with an investment in a Fund.



     SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. There are no Shareholder Transaction Expenses for the Funds. However, the Company reserves the right to impose a charge for wiring redemption proceeds.



     ANNUAL FUND OPERATING EXPENSES shown above for the Funds, except as indicated below, are based on applicable contract amounts and amounts incurred during the most recent fiscal year. These amounts have been adjusted to reflect voluntary fee waivers and expense reimbursements that are expected to continue to reduce expenses during the current fiscal year. The amounts shown under "Other Expenses" for the Government, National Tax-Free and Treasury Money Market Mutual Funds are based on estimated/restated amounts expected to be in effect during the current fiscal year. Wells Fargo Bank and Stephens each have agreed to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Government and Treasury Money Market Mutual Funds to ensure that such Funds respective "Total Fund Operating Expenses" do not exceed, on an annual basis, 0.75% and 0.55%, of average daily net assets through August 31, 1997. Any waivers or reimbursements will reduce the total expenses of a Fund or Master Portfolio. There can be no assurance that such waivers or reimbursements will continue after that date. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Funds, please see "Investing in the Funds -- How to Buy Shares" and "Management, Distribution and Servicing Fees."


                                        5                             PROSPECTUS

     EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.


     With regard to the combined fees and expenses of the National Tax-Free Money Market Mutual Fund and its corresponding Master Portfolio, the Company's Board of Directors has considered whether various costs and benefits of investing all of such Fund's assets in the Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities directly. The Company's Board of Directors believes that the aggregate per share expenses of the Fund will not be more than the expenses incurred by the Fund if the Fund invested directly in the type of securities held by the Master Portfolio. The Company's Board of Directors believes that if other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by the Fund would be spread across a larger asset base provided by more than one fund investing in the Master Portfolio. There can be no assurance that these economic efficiencies will be achieved. In addition, the Master Portfolio may sell its interests to other mutual funds or accredited investors. Some of the Funds offer certain classes of shares not described herein. The expenses and corresponding returns of these other classes and funds may differ from the expenses and returns of the shares described herein. Information regarding these and any other investment options in the Funds or the Master Portfolio may be obtained by calling Stephens at 1-800-643-9691. Additional information regarding the Funds' expenses is included under "The Funds and Management" and "Management, Distribution and Servicing Fees" and in the SAI under "Management," Distributions Plans" and "Servicing Plans."


PROSPECTUS                              6

                              FINANCIAL HIGHLIGHTS


MONEY MARKET MUTUAL AND TAX-FREE FUNDS



     The following information for the Class A shares of the Money Market Mutual Fund and the shares of the California Tax-Free Money Market Mutual Fund and National Tax-Free Money Market Mutual Fund has been derived from the Financial Highlights in the Funds' financial statements for the fiscal period ended September 30, 1996. The financial statements have been audited by KPMG Peat Marwick LLP. The financial statements and KPMG Peat Marwick LLP's report thereon are incorporated by reference into the SAI. This information should be read in conjunction with the Funds' 1996 financial statements and the notes thereto. The SAIs for the Funds have been incorporated by reference into this Prospectus.


                            MONEY MARKET MUTUAL FUND
                        FOR A CLASS A SHARE OUTSTANDING


                                               PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                                SEPT. 30,       DEC. 31,      DEC. 31,      DEC. 31,       DEC. 31,
                                                 1996(1)          1995          1994          1993         1992(2)
                                               ------------    ----------    ----------    ----------    ------------
Net Asset Value Beginning of Period..........        $1.00         $1.00         $1.00         $1.00          $1.00
Income from Investment Operations:
  Net Investment Income......................         0.03          0.05          0.04          0.03           0.02
  Net Realized and Unrealized Gain on
    Investments..............................         0.00          0.00          0.00          0.00           0.00
Total from Investment Operations.............         0.03          0.05          0.04          0.03           0.02
Less Distributions:
  Dividends from Net Investment Income.......        (0.03)        (0.05)        (0.04)        (0.03)         (0.02)
  Distributions from Net Realized Gain.......         0.00          0.00          0.00          0.00           0.00
Total From Distributions.....................        (0.03)        (0.05)        (0.04)        (0.03)         (0.02)
Net Asset Value, End of Period...............        $1.00         $1.00         $1.00         $1.00          $1.00
Total Return (not annualized)................         3.55%         5.34%         3.74%         2.70%          1.50%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)..........   $3,799,908     $2,892,621    $2,343,942     $317,474       $236,269
Ratios to Average Net Assets (annualized):
  Ratio of Expenses to Average Net Assets....         0.75%         0.75%         0.69%         0.58%          0.20%
  Ratio of Net Investment Income to Average
    Net Assets...............................         4.66%         5.13%         4.12%         2.67%          2.98%
Ratio of Expenses to Average Net Assets Prior
  To Waived Fees and Reimbursed Expenses.....         0.88%         0.83%         0.89%         1.00%          0.94%
Ratio of Net Investment Income to Average Net
  Assets Prior To Waived Fees and Reimbursed
  Expenses...................................         4.53%         5.05%         3.92%         2.25%          2.24%
-------------------
(1) The Fund changed its fiscal year-end from December 31 to September 30.
(2) The Fund commenced operations on July 1, 1992.


                                        7                             PROSPECTUS

                  CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND
                            FOR A SHARE OUTSTANDING


                                                      PERIOD ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                       SEPT. 30,      DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
                                                        1996(1)         1995         1994         1993         1992
                                                      ------------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period.................       $1.00        $1.00        $1.00        $1.00        $1.00
Income from Investment Operations:
  Net Investment Income..............................        0.02         0.03         0.02         0.02         0.03
  Net Realized and Unrealized Gain on Investments....        0.00         0.00         0.00         0.00         0.00
                                                             ----         ----         ----         ----         ----
    Total From Investment Operations.................        0.02         0.03         0.02         0.02         0.03
Less Distributions:
  Dividends from Net Investment Income...............       (0.02)       (0.03)       (0.02)       (0.02)       (0.03)
  Distributions From Net Realized Gain...............        0.00         0.00         0.00         0.00         0.00
                                                             ----         ----         ----         ----         ----
    Total From Distributions.........................       (0.02)       (0.03)       (0.02)       (0.02)       (0.03)
                                                             ----         ----         ----         ----         ----
  Net Asset Value, End of Period.....................       $1.00        $1.00        $1.00        $1.00        $1.00
    Total Return (not annualized)....................        2.04%        3.23%        2.28%        1.89%        2.81%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)..................  $1,161,431    $1,031,004    $869,745     $793,420     $572,906
Ratios to Average Net Assets (annualized):
  Ratio of Expenses to Average Net Assets............        0.65%        0.65%        0.62%        0.55%        0.28%
  Ratio of Net Investment Income to Average Net
    Assets...........................................        2.69%        3.18%        2.26%        1.88%        2.41%
  Ratio of Expenses to Average Net Assets Prior to
    Waived Fees and Reimbursed Expenses..............        1.02%        1.01%        1.08%        1.06%        1.03%
  Ratio of Net Investment Income to Average Net
    Assets Prior to Waived Fees and Reimbursed
    Expenses.........................................        2.32%        2.82%        1.80%        1.37%        1.66%


-------------------

(1) The Fund changed its fiscal year-end from December 31 to September 30.

PROSPECTUS                              8

                   NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND


                            FOR A SHARE OUTSTANDING



                                                                                                  PERIOD ENDED
                                                                                                   SEPT. 30,
                                                                                                    1996(1)
                                                                                                  ------------
Net Asset Value, Beginning of Period.............................................................     $1.00
Income from Investment Operations:
  Net Investment Income..........................................................................      0.01
  Net Realized and Unrealized Gain on Investments................................................      0.00
    Total From Investment Operations.............................................................      0.01
Less Distributions:
  Dividends from Net Investment Income...........................................................     (0.01)
  Distributions From Net Realized Gain...........................................................      0.00
    Total From Distributions.....................................................................     (0.01)
  Net Asset Value, End of Period.................................................................     $1.00
    Total Return (not annualized)................................................................      1.51%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)..............................................................    $4,975
Ratios to Average Net Assets (annualized):
  Ratio of Expenses to Average Net Assets........................................................      0.62%(2)
  Ratio of Net Investment Income to Average Net Assets...........................................      2.71%
  Ratio of Expenses to Average Net Assets Prior to Waived Fees and Reimbursed Expenses...........      3.56%(2)
  Ratio of Net Investment Income (Loss) to Average Net Assets Prior To Waived Fees and Reimbursed
    Expenses.....................................................................................     (0.23)%(2)


-------------------


(1) The Fund commenced operations on April 2, 1996.

(2) This ratio includes income and expenses allocated from the Master Portfolio.

                                        9                             PROSPECTUS

GOVERNMENT AND TREASURY MONEY MARKET MUTUAL FUNDS



     The following information for the Government and Treasury Money Market Mutual Funds has been derived from the Financial Highlights in the Funds' annual financial statements for the fiscal year ended September 30, 1996. This information is provided to assist you in evaluating the historical performance of each Fund. Except as set forth below, the Funds' financial statements have been audited by KPMG Peat Marwick LLP. The financial information for all periods prior to October 1, 1995, was audited by other auditors. On September 6, 1996, the Investor class shares were reorganized as the Class A shares. The information for periods prior to September 6, 1996 reflects the performance of the Investor class shares. The financial statements and KPMG Peat Marwick LLP's report thereon are incorporated by reference into the Funds' SAIs. This information should be read in conjunction with the Funds' 1996 annual financial statements and the notes thereto. The SAIs for the Funds have been incorporated by reference into this Prospectus.


PROSPECTUS                             10

                      GOVERNMENT MONEY MARKET MUTUAL FUND
                        FOR A CLASS A SHARE OUTSTANDING


                                                        YEAR ENDED SEPTEMBER 30,                                    PERIOD ENDED
                       -------------------------------------------------------------------------------------------     SEPT. 30,
                       1996(1)      1995        1994        1993        1992        1991        1990        1989        1988(2)
                       -------    --------    --------    --------    --------    --------    --------    --------   ------------
Net asset value,
  beginning of
  period.............  $  1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00     $   1.00
Income from
  Investment
  Operations:
  Net investment
    income...........     0.05        0.05        0.03        0.03        0.04        0.06        0.08        0.08         0.03
  Net realized and
    unrealized gain
    on investments...     0.00        0.00        0.00        0.00        0.00        0.00        0.00        0.00         0.00
                       -------    --------    --------    --------    --------    --------    --------    --------   ----------
    Total from
      investment
      operations.....     0.05        0.05        0.03        0.03        0.04        0.06        0.08        0.08         0.03
                       -------    --------    --------    --------    --------    --------    --------    --------   ----------
Less Distributions:
  Dividends from net
    investment
    income...........    (0.05)      (0.05)      (0.03)      (0.03)      (0.04)      (0.06)      (0.08)      (0.08)       (0.03)
  Distributions from
    net realized
    gain.............     0.00        0.00        0.00        0.00        0.00        0.00        0.00        0.00         0.00
                       -------    --------    --------    --------    --------    --------    --------    --------   ----------
    Total
     distributions...    (0.05)      (0.05)      (0.03)      (0.03)      (0.04)      (0.06)      (0.08)      (0.08)       (0.03)
                       -------    --------    --------    --------    --------    --------    --------    --------   ----------
  Net asset value,
    end of period....  $  1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00     $   1.00
                       =======    ========    ========    ========    ========    ========    ========    ========     ========
    Total Return (not
      annualized)....     4.75%       5.22%       3.16%       2.77%       3.99%       6.30%       7.85%       8.71%        3.04%
Ratios/Supplemental
  Data:
  Net assets, end of
    period (000).....  $65,036    $109,368    $194,276    $188,934    $184,705    $171,375    $160,436    $162,726     $125,856
Ratios to average net
  assets
  (annualized):
  Ratio of expenses
    to average net
    assets...........     0.77%       0.79%       0.77%       0.83%       0.82%       0.85%       0.73%       0.68%        0.66%
  Ratio of net
    investment income
    to average net
    assets...........     4.74%       5.08%       3.07%       2.73%       3.85%       6.13%       7.60%       8.42%        6.94%
  Ratio of expenses
    to average net
    assets prior to
    waived fees and
    reimbursed
    expenses.........     0.80%       0.81%       0.79%       0.84%       0.82%       0.88%       0.83%       0.84%        0.92%
  Ratio of net
    investment income
    to average net
    assets prior to
    waived fees and
    reimbursed
    expenses.........     4.71%       5.06%       3.05%       2.72%       3.85%       6.10%       7.50%       8.26%        6.68%


-------------------


(1) The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of the Company on September 6, 1996. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

(2) The predecessor portfolio commenced operations on April 26, 1988.

                                       11                             PROSPECTUS

                      TREASURY MONEY MARKET MUTUAL FUND(1)

                        FOR A CLASS A SHARE OUTSTANDING


                                           CLASS A                                 SERVICE SHARES
                                          ---------    -----------------------------------------------------------------------
                                            YEAR                      PERIOD
                                            ENDED      YEAR ENDED      ENDED                  YEAR ENDED MAR. 31,
                                          SEPT. 30,    SEPT. 30,     SEPT. 30,    --------------------------------------------
                                           1996(2)      1995(3)       1994(4)       1994        1993        1992        1991
                                          ---------    ----------    ---------    --------    --------    --------    --------
Net asset value, beginning of period...    $  1.00     $     1.00    $   1.00     $   1.00    $   1 00    $   1.00    $   1.00
                                           -------     ----------    --------     --------    --------    --------    --------
Income from Investment Operations:
 Net Investment income.................       0.05           0.05        0.02         0.03        0.03        0.05        0.07
 Net realized and unrealized gain on
   investments.........................       0.00           0.00        0.00         0.00        0.00        0.00        0.00
                                           -------     ----------    --------     --------    --------    --------    --------
   Total from Investment Operations....       0.05           0.05        0.02         0.03        0.03        0.05        0.07
                                           -------     ----------    --------     --------    --------    --------    --------
Less Distributions:
 Dividends from net investment
   income..............................      (0.05)         (0.05)      (0.02)       (0.03)      (0.03)      (0.05)      (0.07)
 Distributions from net realized
   gain................................       0.00           0.00        0.00         0.00        0.00        0.00        0.00
                                           -------     ----------    --------     --------    --------    --------    --------
   Total From Distributions............      (0.05)         (0.05)      (0.02)       (0.03)      (0.03)      (0.05)      (0.07)
                                           -------     ----------    --------     --------    --------    --------    --------
   Net asset value, end of period......    $  1.00     $     1.00    $   1.00     $   1.00    $   1.00    $   1.00    $   1.00
                                           =======     ==========    ========     ========    ========    ========    ========
   Total Return (not annualized):......       4.95%          5.42%       3.75%(5)     2.81%       3.13%       5.03%       7.42%
Ratios/Supplemental Data:
 Net Assets, end of period (000's).....    $53,706     $1,001,707    $690,630     $654,950    $614,237    $281,343    $118,623
Ratios to average net assets
 (annualized):
 Ratio of expenses to average net
   assets..............................       0.55%          0.42%       0.43%        0.43%       0.43%       0.45%       0.48%
 Ratio of net investment income to
   average net assets..................       4.96%          5.32%       3.72%        2.77%       3.04%       4.73%       7.10%
 Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses.................       0.67%          0.66%       0.90%        0.90%       0.91%       0.93%       0.94%
 Ratio of net investment income to
   average net assets prior to waived
   fees and reimbursed expenses........       4.84%          5.08%       3.25%        2.30%       2.56%       4.25%       6.64%


                                           1990        1989        1988        1987
                                         --------    --------    --------    --------
Net asset value, beginning of period...  $   1.00    $   1.00    $   1.00    $   1.00
                                         --------    --------    --------    --------
Income from Investment Operations:
 Net Investment income.................      0.08        0.07        0.06        0.06
 Net realized and unrealized gain on
   investments.........................      0.00        0.00        0.00        0.00
                                         --------    --------    --------    --------
   Total from Investment Operations....      0.08        0.07        0.06        0.06
                                         --------    --------    --------    --------
Less Distributions:
 Dividends from net investment
   income..............................     (0.08)      (0.07)      (0.06)      (0.06)
 Distributions from net realized
   gain................................      0.00        0.00        0.00        0.00
                                         --------    --------    --------    --------
   Total From Distributions............     (0.08)      (0.07)      (0.06)      (0.06)
                                         --------    --------    --------    --------
   Net asset value, end of period......  $   1.00    $   1.00    $   1.00    $   1.00
                                         ========    ========    ========    ========
   Total Return (not annualized):......      8.58%       7.63%       6.20%       5.64%
Ratios/Supplemental Data:
 Net Assets, end of period (000's).....  $ 98,398    $ 90,672    $101,066    $134,375
Ratios to average net assets
 (annualized):
 Ratio of expenses to average net
   assets..............................      0.56%       0.63%       0.69%       0.69%
 Ratio of net investment income to
   average net assets..................      7.73%       7.36%       6.12%       5.50%
 Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses.................      0.97%       0.98%       1.05%       0.94%
 Ratio of net investment income to
   average net assets prior to waived
   fees and reimbursed expenses........      7.32%       7.01%       5.76%       5.25%


-------------------


(1) Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund. That Fund commenced operations on October 1, 1985 and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund, and on September 6, 1996, the Fund was reorganized as a series of the Company. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


(2) Financial data for the year ended September 30, 1996 is for Class A shares only, reflecting the performance of the Investor Class shares (the predecessor of the Fund's Class A Shares), which commenced operations October 1, 1995.


(3) Financial data for all periods up to and including the fiscal year ended September 30, 1995, are for Service shares only.


(4) The Fund changed its fiscal year-end from March 31 to September 30.


(5) Annualized.


PROSPECTUS                             12

                               HOW THE FUNDS WORK

INVESTMENT OBJECTIVES AND POLICIES


     Set forth below is a description of the investment objectives and related policies of the Funds. Each Fund is a money market fund, subject to Rule 2a-7 of the 1940 Act. Each Fund seeks to maintain a net asset value of $1.00 per share. Their assets consist only of obligations with remaining maturities (as defined by the SEC) of 397 days (13 months) or less at the date of acquisition as determined in accordance with Rule 2a-7 of the 1940 Act and the dollar-weighted average maturity of each Fund's investments is 90 days or less. There can be no assurance that each Fund's investment objective will be achieved or that a Fund will be able to maintain a net asset value of $1.00 per share. A more complete description of the Funds' investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.



     The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments. The Fund invests its assets only in U.S. dollar-denominated, high-quality money market instruments, and may engage in certain other investment activities as described in this Prospectus. Permitted investments include short-term U.S. Government obligations, obligations of domestic and foreign banks, commercial paper, and repurchase agreements. In pursuing its objective, the Fund invests in instruments with remaining maturities not exceeding thirteen months, as determined in accordance with Rule 2a-7 under the 1940 Act. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective.


     The CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND seeks to obtain a high level of income exempt from federal income tax and California personal income tax, while preserving capital and liquidity, by investing in high-quality, short-term U.S. dollar-denominated money market instruments, primarily municipal obligations. This investment objective is fundamental and cannot be changed without shareholder approval. There can be no assurance that the Fund, which is a nondiversified portfolio, will achieve its investment objective. Wells Fargo Bank, as investment adviser to the Fund, pursues the Fund's objective by investing (under normal market conditions) substantially all of the Fund's assets in the following types of municipal obligations that pay interest which is exempt from both federal income tax and California personal income tax: bonds, notes, and commercial paper issued by or on behalf of the State of California, its cities, municipalities, political subdivisions and other public authorities. These municipal obligations and the taxable investments described below may bear interest at rates that are not fixed ("floating- and variable-rate instruments"). The Fund may also invest in obligations issued by the U.S. Virgin Islands, Puerto Rico and Guam, the interest on which also is exempt from federal income tax and California personal income tax.

     The California Tax-Free Money Market Mutual Fund may temporarily invest some of its assets in certain high-quality, taxable money market instruments or may engage in certain other investment activities as described in this Prospectus. The Fund may elect to invest temporarily up to 20% of its

                                       13                             PROSPECTUS
net assets in certain permitted taxable investments, which include cash reserves, U.S. Government obligations, obligations of domestic and foreign banks, foreign securities, rated commercial paper, taxable municipal obligations, repurchase agreements, and loans of portfolio securities. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of Fund shares or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income tax and California personal income tax. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Fund's assets in securities exempt from such taxes.


     As a matter of fundamental policy, at least 80% of the California Tax-Free Money Market Mutual Fund's net assets are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from federal income tax and not subject to the federal alternative minimum tax (or in other open-end tax-free money market funds with a similar fundamental policy). At least 65% of the Fund's total assets are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from California personal income tax. However, as a matter of general operating policy, the Fund seeks to have substantially all of its assets invested in such municipal obligations. The Fund's investment adviser may rely either on the opinion of counsel to the issuer of the municipal obligations or bond counsel regarding the tax treatment of these obligations. In addition, the Fund may invest 25% or more of its assets in California municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, the California Tax-Free Money Market Mutual Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects.

     The NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income exempt from federal income tax, while preserving capital and liquidity. The Fund, which is a diversified portfolio, seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. The Master Portfolio seeks to achieve its investment objective by investing in high-quality, short-term U.S. dollar-denominated money market instruments, primarily municipal obligations, with remaining maturities not exceeding thirteen months.

     Since the investment characteristics of the Fund correspond directly to those of the Master Portfolio, the following is a discussion of the various investments of, and techniques employed by, the Master Portfolio.

     Wells Fargo Bank, as investment adviser to the Master Portfolio, pursues the investment objective of the Master Portfolio by investing (under normal market conditions) substantially all of the Master Portfolio's assets in the following types of municipal obligations that pay interest which is exempt from federal income tax: bonds, notes and commercial paper issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies, instrumentalities (including government-sponsored enterprises) and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is

PROSPECTUS                             14
exempt from federal income tax. These municipal obligations and the taxable investments described below may bear interest at rates that are not fixed ("floating- and variable-rate instruments").


     The Master Portfolio may temporarily invest some of its assets in cash reserves or certain high-quality, taxable money market instruments, or may engage in other investment activities as described in this Prospectus. The Master Portfolio may elect to invest temporarily up to 20% of its net assets in certain permitted taxable investments, including cash reserves, U.S. Government obligations, obligations of domestic banks, commercial paper, taxable municipal obligations and repurchase agreements. The Master Portfolio may also invest in U.S. dollar-denominated obligations of foreign banks and foreign securities. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of interests in the Master Portfolio or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income tax. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Master Portfolio's assets in securities exempt from such tax.


     As a matter of fundamental policy, at least 80% of the net assets of the Master Portfolio are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from federal income tax and is not subject to the federal alternative minimum tax. However, as a matter of general operating policy, the Master Portfolio seeks to invest substantially all of its assets in such municipal obligations. The Master Portfolio's investment adviser may rely either on the opinion of counsel to the issuer of the municipal obligations or bond counsel regarding the tax treatment of these obligations. In addition, the Master Portfolio may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, the Master Portfolio may own different municipal obligations which pay interest based on the revenues of similar types of projects.


  The Master Portfolio



     Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio's investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.


                                       15                             PROSPECTUS

     The GOVERNMENT MONEY MARKET MUTUAL FUND seeks to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity. The Fund pursues its objective by investing its assets exclusively in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities (as described in the "Prospectus Appendix -- Additional Investment Policies"). The Fund may also invest in repurchase agreements collateralized by such U.S. Government obligations. The Fund's investment objective, and the fundamental policy stated above, may not be changed without the vote of a majority of the outstanding shares of the Fund.

     The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal. The Fund's fundamental policy is to invest only in obligations issued or guaranteed by the U.S. Treasury (as described in the "Prospectus Appendix -- Additional Investment Policies") and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations. The Fund's investment objective, and the fundamental policy stated above, may not be changed without the vote of a majority of the outstanding shares of the Fund.


     A more complete description of the Funds' investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


RISK FACTORS


     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in a Fund. Although the Funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective.



     The Funds, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to maintain a stable net asset value of $1.00 per share. See "Prospectus
Appendix -- Additional Investment Policies" for further discussion of investment objectives and risks.



     The Funds' dollar-weighted average portfolio maturity must not exceed 90 days. Any security that a Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that a Fund purchases must present minimal credit risks and be of "high quality," or in the case of the Treasury Money Market Mutual Fund, be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Funds' investment adviser, under guidelines adopted by the Board of Directors of the Company.


PROSPECTUS                             16

     Each Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Money Market Mutual Fund and the National Tax-Free Money Market Mutual Fund are considered to be diversified for purposes of the 1940 Act. In addition, the Funds emphasize safety of principal and high credit quality. In particular, the internal investment policies of the investment adviser prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Funds:


     - capped floaters (on which interest is not paid when market rates move above a certain level);

     - leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

     - range floaters (which do not pay any interest if market interest rates move outside of a specified range);

     - dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

     - inverse floaters (which reset in the opposite direction of their index).


     Additionally, the Funds may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.


     Since the California Tax-Free Money Market Mutual Fund invests primarily in securities issued by California and its agencies and municipalities, events in California are more likely to affect the Fund's investments. While the California Tax-Free Money Market Mutual Fund seeks to reduce risk by investing its assets in securities of various issuers, the Fund is considered to be nondiversified for purposes of the 1940 Act. However, the California Tax-Free Money Market Mutual Fund will comply with the Internal Revenue Code of 1986, as amended from time to time (the "Code"), diversification requirements, as described in the "Prospectus Appendix -- Additional Investment Policies" section below.


     California experienced recurring budget deficits for four of its five fiscal years ended June 30, 1992, caused by lower than anticipated tax revenues and increased expenditures for certain programs. The budget deficits of the early 1990's depleted the state's available cash resources, and the state had to use a series of external borrowings to meet its cash needs. As a consequence, between 1991 and 1994, three of the agencies rating California's long-term debt lowered their rating of the state's general obligation bonds between. In particular, on July 15, 1994, Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating


                                       17                             PROSPECTUS
from "A+" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A." Such downgrading may impair issuers of California municipal obligations from paying interest on or repaying the principal of such California municipal obligations. Although further downgrading and other factors may impact the availability of securities that meet the Fund's investment policies and restrictions, California has had operating surpluses for its past four fiscal years ended June 30, 1996 and has forecast a balanced 1996-1997 fiscal year budget. On July 30, 1996, Standard & Poor's upgraded its rating of California municipal obligations back to "A+," reflecting California's economic improvement. However, the rating agencies continue to monitor events in the state and the state and local governments' responses to budget shortfalls. The Fund's investment adviser continues to monitor and evaluate the Fund's investments in light of the events in California and the Fund's investment objective and investment policies. See "Special Considerations Affecting California Municipal Obligations" in the SAI.


     The Treasury Money Market Mutual Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above. Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.


     The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.



     Generally, securities in which the Funds invest will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that a Fund will always be able to do so. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.


PERFORMANCE


     The performance of each Fund may be advertised from time to time in terms of current yield, effective yield, and average annual total return. In addition, the performance of the Tax-Free Funds may be advertised in terms of tax-equivalent yield or effective tax-equivalent yield. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of a Fund.


     Yield refers to the income generated by an investment in a Fund or class over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes reinvestment of the income earned from a Fund or class. Because of the effects of compounding, effective yields are slightly higher than yields. For the Tax-Free Funds, the tax-

PROSPECTUS                             18
equivalent and effective tax-equivalent yields assume that a stated income tax rate has been applied to determine the tax-equivalent figures. Application of a stated income-tax rate results in higher yield and effective yield figures.


     Average annual total return is based on the overall dollar or percentage change of an investment in a Fund or class and assumes the investment is at NAV and all dividends and distributions are also reinvested at NAV in shares of the Fund or class.


     In addition to presenting these standardized performance calculations, at times, the Funds may also present non-standard performance figures, such as yields and effective yields for a 30-day period or, in sales literature, distribution rates. Because of the differences in the fees and/or expenses borne by shares of each class of the Money Market Mutual or Treasury Money Market Mutual Funds, the performance figures on such shares can be expected, at any given time, to vary from the performance figures for other classes of these Funds.


     Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling the Company at 1-800-222-8222 or by writing the Company at the address shown on the inside front cover of the Prospectus.



                            THE FUNDS AND MANAGEMENT


THE FUNDS


     The Funds are five funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty other Funds. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors at NAV.



     Each class of shares represents an equal proportionate interest in a Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of a Fund's operating expenses except for certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. For information on another fund or a class of shares, please call Stagecoach Shareholder Services at 1-800-222-8222 or write the Company at the address shown on the front cover of the Prospectus.



     The Company's Board of Directors supervises the Funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal


                                       19                             PROSPECTUS
voting rights and will be voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when the voting matter affects only one fund or class). As a Fund shareholder, you are entitled to one vote for each share you own and fractional votes for fractional shares you own. See "Management" in the SAI for more information on the Company's Directors and Officers. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.


MANAGEMENT


     Wells Fargo Bank serves as each Fund's investment adviser (or in the case of the National Tax-Free Money Market Mutual Fund, as adviser to the Master Portfolio), administrator, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank serves as a shareholder servicing agent and as a selling agent. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as investment adviser to other separately managed funds of the Company, and as investment adviser or sub-adviser to separately managed funds of five other registered, open-end, management investment companies. Wells Fargo Bank, a wholly-owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104. Wells Fargo Investment Management, Inc. ("WFIM"), a wholly-owned subsidiary of Wells Fargo Bank has changed its name to Wells Capital Management Incorporated and is located at 444 Market Street, San Francisco, California 94105.



     Subsequent to its acquisition by Wells Fargo Bank on April 1, 1996, WFIM (formerly, First Interstate Capital Management, Inc.) served as investment adviser to the predecessor portfolios of the Government and Treasury Money Market Mutual Funds. Prior to March 18, 1994, the predecessor portfolios' investment adviser was San Diego Financial Capital Management, Inc., which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation.



     Morrison & Foerster LLP, counsel to the Company and MIT and special counsel to Wells Fargo Bank, has advised the Company, MIT and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Investment Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


PROSPECTUS                             20

                             INVESTING IN THE FUNDS

     You may purchase Fund shares directly by opening a Fund account or, in the case of the Money Market Mutual and Tax-Free Funds, indirectly by opening a sweep account with Wells Fargo Bank.

OPENING A FUND ACCOUNT

     You can buy Fund shares in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations, and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, please call 1-800-222-8222.

     After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional Account Applications. A separate Account Application must be processed for each different umbrella account number (even if the registration is the same). Call the number on your confirmation statement to obtain information about what is required to change registration.


     To invest in the Government and Treasury Money Market Mutual Funds through tax-deferred retirement plans through which these Funds are available, please contact a shareholder servicing agent or a selling agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below.


     The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

     Customers of Wells Fargo Bank may invest in the Class A shares of the Money Market Mutual Fund or shares of the Tax-Free Funds through a Money Market Access Account or a Money Market Checking Account established with the Bank. Customers of Wells Fargo Bank who currently hold shares of the California Tax-Free Money Market Mutual Fund through a Managed Sweep Account may also open additional Managed Sweep Accounts that sweep into the California Tax-Free Money Market Mutual Fund. Investments through an account are governed by the terms and conditions of the Account, which are set forth in a separate Disclosure Statement provided by Wells Fargo Bank to each Accountholder. In light of the automated sweep and custodial account structure of investments through an Account, certain of the features described in this Prospectus are not available to investors purchasing shares through an Account. Specifically, shares of a Fund purchased through an Account may be redeemed only through the Account, and the dividend and distribution options and exchange privileges described in this Prospectus are not available with respect to shares purchased through an Account. Potential Accountholders should refer to the Disclosure Statement for more information regarding the Account, including information about fees and expenses.

                                       21                             PROSPECTUS

SHARE VALUE


     Wells Fargo Bank calculates the NAV per share of Class A shares of the Money Market Mutual, Government Money Market Mutual and Treasury Money Market Mutual Funds as of 12:00 Noon and 1:00 p.m. (Pacific time) and of shares of the California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds as of 9:00 a.m. and 1:00 p.m. (Pacific time) on each day the Funds are open (a "Business Day"). The Funds are open Monday through Friday and are closed on weekends and federal bank holidays. NAV is computed by dividing the value of the assets allocable to a particular class or Fund, less the liabilities charged to that class or Fund by the total number of the outstanding shares of that class or Fund. All expenses are accrued daily and taken into account for the purposes of computing NAV. As noted above, each Fund seeks to maintain a constant $1.00 NAV share price, although there can be no assurance that it will be able to do so. The National Tax-Free Money Market Mutual Fund's investments in the Master Portfolio are valued at the NAV of the Master Portfolio's interests. The Master Portfolio calculates the NAV of its interests on the same day and at the same time as the National Tax-Free Money Market Mutual Fund.



     Shares may be purchased on any Business Day. Purchase orders for Class A shares of the Money Market Mutual, Government Money Market Mutual and Treasury Money Market Mutual Funds received before 12:00 Noon (Pacific time) are processed at 12:00 Noon on that Business Day. Purchase orders received after 12:00 Noon are processed at 12:00 Noon the next Business Day. Purchase orders for shares of the California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds received before 9:00 a.m. (Pacific time) are processed at 9:00 a.m. on that Business Day. Purchase orders received after 9:00 a.m. are processed at 9:00 a.m. the next Business Day. Transaction orders that are received prior to 1:00 p.m. through shareholder servicing agents in connection with automated investment programs are processed at 1:00 p.m. All transaction orders are effective at the NAV next determined after the order is processed.



     The Funds' and the Master Portfolio's NAV are each calculated on the basis of the amortized cost method. This valuation method is based on the receipt of a steady rate of payment on portfolio instruments from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors and MIT's Board of Trustees believe that this valuation method accurately reflects fair value.


HOW TO BUY SHARES

     You may buy Fund shares on any Business Day by any of the methods described below. After a properly completed Account Application is received and your wire order or check is received, or an account with a bank that is designated in the Account Application and that is approved by the transfer agent (an "Approved Bank Account") is debited, your purchase order is effected, and full and fractional shares are purchased at the next determined NAV, which is expected to remain a constant $1.00 per share. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Company may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 10 days).

PROSPECTUS                             22

     Generally, the minimum initial investment is $2,500. The minimum initial investment amounts, however, are $100 for investments made through the AutoSaver Plan (described below) and $250 for investments made through any tax-deferred retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"). Generally, subsequent investments must be made in amounts of $100 or more. Where Fund shares are acquired in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged generally carries over. This means, for example, that you can make an initial investment of only $1,000 in a Fund even though ordinarily a $2,500 minimum balance is required, if you are exchanging from a fund that has a $1,000 minimum investment requirement. If the value of your investment in shares of the fund from which you are exchanging has been reduced below the minimum initial investment amount by changes in market conditions or sales charges (and not by redemptions), you may carry over the lesser amount into one of the Funds. Plan Accounts that invest in the Funds through Wells Fargo ExpressInvest(TM) (available to certain Wells Fargo tax-deferred retirement plans) are not subject to the minimum initial or subsequent investment amount requirements. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. If you have questions regarding purchases of shares or ExpressInvest(TM), please call 1-800-222-8222 or contact a shareholder servicing agent or selling agent (as defined below). For additional information on tax-deferred accounts, please refer to "Investing in the Fund -- Tax-Deferred Retirement Plans" or contact a shareholder servicing agent or selling agent.


     Shares of the Tax-Free Funds may not be suitable investments for tax-exempt institutions or tax-deferred retirement plans, since such investors would not benefit from the exempt status of the Funds' dividends. See "Federal Income Taxes -- Special Tax Considerations" in the SAI. In addition, California Tax-Free Money Market Mutual Fund shares are not available in all states.


     The Company reserves the right to reject any purchase order or suspend sales at any time. Payment for orders that are not received is returned after prompt inquiry. The issuance of shares is recorded on the books of the Company and share certificates are not issued.


INITIAL PURCHASES BY WIRE

1. Complete an Account Application. Indicate the services to be used.

                                       23                             PROSPECTUS

2. Instruct the wiring bank to transmit the specified amount in federal funds ($2,500 or more) to:

  Wells Fargo Bank, N.A.
   San Francisco, California
   Bank Routing Number: 121000248
   Wire Purchase Account Number: 4068-000587
   Attention: Stagecoach Funds (Name of Fund) (designate Class A where applicable)
   Account Name(s): Name(s) in which to be registered
   Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the transfer agent before an account can be opened:

  Wells Fargo Bank, N.A.
   Stagecoach Shareholder Services
   P.O. Box 7066
   San Francisco, California 94120-7066
   Telefacsimile: 1-415-543-9538

4. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $2,500 or more, payable to "Stagecoach Funds (Name of Fund) (designate Class A where applicable)," to the address set forth under "Initial Purchases by Wire" above.

3. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

AUTOSAVER PLAN PURCHASES


     The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to your Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the transfer agent on a monthly basis from your Approved Bank Account. You may open an Approved Bank Account with Wells Fargo Bank. The transfer agent withdraws and uses this amount to purchase Fund shares on your behalf each month on or about the day that you have selected, or, if you have not selected a day, on or about the 20th day of each month. If you hold shares through a brokerage account, the AutoSaver Plan will comply with the terms of your brokerage agreement. Certain restrictions may apply to indirect investments, such as those made through a brokerage account or Wells Fargo Bank Sweep Account, including the inability to select the particular day of the month when the transfer


PROSPECTUS                             24
agent purchases Fund shares on your behalf. See "Investing in the Funds -- Opening a Wells Fargo Bank Sweep Account." The transfer agent requires a minimum of ten (10) Business Days to implement your AutoSaver Plan purchases. There are no separate fees charged to you by the Company for participating in the AutoSaver Plan.


     You may change your investment amount, the date on which your AutoSaver purchase is effected, suspend purchases or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS


     You may be entitled to invest in the Funds through a Plan Account or other tax-deferred retirement plan. Contact a shareholder servicing agent or a selling agent (such as Wells Fargo Bank) for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Fund shares acquired through a Plan Account is $250 (the minimum initial investment amount is not applicable if you participate in ExpressInvest through a Plan Account).



     Application materials for opening a tax-deferred retirement plan can be obtained from a shareholder servicing agent or a selling agent. Return your completed tax-deferred retirement plan application to your shareholder servicing agent or selling agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before a Fund account is opened. You should ask your shareholder servicing agent or selling agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.


ADDITIONAL PURCHASES

     You may make additional purchases of $100 or more by instructing the Funds' transfer agent to debit your Approved Bank Account by wire with an instruction to the wiring bank to transmit the specified amount as directed above for initial purchases or by mail with a check payable to "Stagecoach Funds (Name of Fund) (designate Class A, if applicable)" to the address set forth above under "Initial Purchases by Wire." Write your Fund account number on the check and include the detachable stub from your Account Statement or a letter providing your Fund account number.

PURCHASES THROUGH SELLING AGENTS


     You may place a purchase order for shares of the Money Market Mutual, Government Money Market Mutual and Treasury Money Market Mutual Funds through a broker/dealer or financial institution that has entered into a selling agreement with Stephens, the Funds' distributor (a "Selling Agent") by 12:00 Noon (Pacific time) on any Business Day, including orders for which payment is to be made from your free cash credit balance maintained with a Selling Agent. These


                                       25                             PROSPECTUS
purchase orders are executed on the same day the order is placed if notice is provided to the transfer agent by 12:00 Noon (Pacific time) and if federal funds are received by the transfer agent before the close of business that day. If your purchase order is received by a Selling Agent after 12:00 Noon (Pacific time) on any Business Day or if federal funds are not received by the transfer agent before the close of business that day, then your purchase order generally is executed on the next Business Day.



     You may place a purchase order for shares of the California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds through a Selling Agent by 9:00 a.m. (Pacific time) on any Business Day, including orders for which payment is to be made from your free cash credit balance maintained with a Selling Agent. These purchase orders are executed on the same day the order is placed if notice is provided to the transfer agent by 9:00 a.m. (Pacific time) and if federal funds are received by the transfer agent before the close of business that day. If your purchase order is received by the Selling Agent after 9:00 a.m. (Pacific time) on any Business Day or if federal funds are not received by the transfer agent before the close of business that day, then your purchase order generally is executed on the next Business Day.



     The Selling Agent is responsible for the prompt transmission of your purchase order to the Company. A financial institution that acts as a Selling Agent, shareholder servicing agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.


PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS


     Purchase orders for Fund shares may be transmitted to the transfer agent through any entity that has entered into a shareholder servicing agreement with the Funds (a "Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management, Distribution and Servicing Fees -- Shareholder Servicing Agent" for more information. A Shareholder Servicing Agent may transmit your purchase order to the transfer agent, including an order for which payment is to be transferred from your Approved Bank Account or wired from a financial institution. If the Shareholder Servicing Agent transmits your order for shares of the Money Market Mutual, Government Money Market Mutual or Treasury Money Market Mutual Funds to the transfer agent before 12:00 Noon (Pacific time) and if federal funds are received by the transfer agent before the close of business that day, the purchase order is executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the transfer agent after 12:00 Noon or if federal funds are not received by the transfer agent before the close of business that day, then your order generally is executed on the next Business Day, except that automated investment program purchase orders transmitted through Shareholder Servicing Agents are executed as of 1:00 p.m. on each Business Day. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the Company.



     If the Shareholder Servicing Agent transmits your order for shares of the California Tax-Free Money Market Mutual or National Tax-Free Money Market Mutual Funds before 9:00 a.m. (Pacific time) and if federal funds are received by the transfer agent before the close of business that day, the purchase order is executed on the same day. If your Shareholder Servicing Agent transmits your


PROSPECTUS                             26
purchase order to the transfer agent after 9:00 a.m. or if federal funds are not received by the transfer agent before the close of business that day, then your order generally is executed on the next Business Day, except that automated investment program purchase orders transmitted through Shareholder Servicing Agents are executed as of 1:00 p.m. on each Business Day.


STATEMENTS AND REPORTS


     The Company, or a Shareholder Servicing Agent on its behalf, typically sends you a monthly statement of your Fund account after every month in which there has been a transaction that affects your share balance or your Fund account registration. Every January, you will be provided a statement with tax information for the previous year to assist you in tax return preparation. At least twice a year, the Company's financial statements are mailed to shareholders of record.



                    DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS



     Each Fund intends to declare dividends on a daily basis payable to shareholders of record as of 12:00 Noon (Pacific time) (9:00 a.m. for the California Tax-Free and National Tax-Free Money Market Mutual Funds). If your purchase order is received before 12:00 Noon (9:00 a.m. for the California Tax-Free and National Tax-Free Money Market Mutual Funds) on any Business Day, or 1:00 p.m. on any Business Day through a transfer agent, you begin earning dividends on that Business Day and continue to earn dividends through the day before you redeem such shares. If your purchase order is received at or after 12:00 Noon (9:00 a.m. for the California Tax-Free and National Tax-Free Money Market Mutual Funds) on any Business Day, or 1:00 p.m. on any Business Day through a transfer agent, you begin earning dividends on the next Business Day and continue to earn dividends through the day on which you redeem your shares.



     Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. If you redeem shares before a dividend payment date, any dividends credited to you are distributed on the following dividend payment date unless you have redeemed all of the shares in your account, in which case you will receive any accrued dividends together with your redemption proceeds. The Funds distribute any capital gains at least annually. Dividends for the Funds generally are distributed on the last Business Day of the month in which they are declared. You have three options for receiving dividend and any capital-gain distributions. They are discussed under "Additional Shareholder Services -- Dividend and Capital Gain Distribution Options" below.


                                       27                             PROSPECTUS

                              HOW TO REDEEM SHARES


     You may redeem Fund shares on any Business Day without a charge by the Company. Your shares are redeemed at the NAV next calculated after the Company has received your redemption order. Redemption orders received by the transfer agent before 12:00 Noon (Pacific time) (9:00 a.m. for the California Tax-Free and National Tax-Free Money Market Mutual Funds) on any Business Day are executed on that day. Such redemption orders that are received after 12:00 Noon (9:00 a.m. for the California Tax-Free and National Tax-Free Money Market Mutual Funds) on any Business Day are executed on the next Business Day. The Company ordinarily remits your redemption proceeds within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable or
(b) it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (c) a period during which the SEC by order permits deferral of redemptions for the protection of the Fund's security holders. In addition, the Company may hold payment on your redemption until reasonably satisfied that your investments made by check have been collected (which can take up to 10 days from the purchase date). To ensure acceptance of your redemption order, please follow the procedures described below. Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions. In addition, the Company reserves the right to impose charges for wiring redemption proceeds.



     All redemptions of shares generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. The securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage costs in converting such securities to cash.


     Due to the high cost of maintaining Fund accounts with small balances, the Company reserves the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of Fund shares after you have made only the applicable minimum initial investment). You will be given 30 days' notice to make an additional investment to increase your account balance to at least the applicable minimum balance. For a discussion of applicable minimum balance requirements, see "Investing in the Funds -- How to Buy Shares."

PROSPECTUS                             28

REDEMPTIONS BY TELEPHONE

     Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the transfer agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the transfer agent to be genuine. The Company requires the transfer agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the transfer agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY LETTER

1. Write a letter of instruction. Indicate the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your taxpayer identification number ("TIN"), which is generally your social security or employer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address of record or your Approved Bank Account, or other unusual circumstances exist that cause the transfer agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail your letter to the transfer agent at the address set forth under "Investing in the Funds -- Initial Purchases by Wire."

     Unless other instructions are given in proper form, a check for your net redemption proceeds is sent to your address of record.

EXPEDITED REDEMPTIONS BY LETTER OR TELEPHONE

     You may request an expedited redemption of Fund shares by letter, in which case your receipt of redemption proceeds (but not a Fund's receipt of your redemption request) would be expedited. Telephone redemption or exchange privileges are made available to you automatically upon the opening of an account unless you specifically decline the privilege. You also may request an expedited redemption of Fund shares by telephone on any Business Day, in which case both your

                                       29                             PROSPECTUS
receipt of redemption proceeds and a Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

     You may request expedited redemption by telephone by calling the transfer agent at the telephone number listed on your transaction confirmation or by calling 1-800-222-8222.

     You may mail your expedited redemption request to the transfer agent at the address set forth under "Investing in the Fund -- Initial Purchases by Wire."


     Upon request, proceeds of expedited redemptions of $5,000 or more are wired or credited to your Approved Bank Account or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an account at an Approved Bank or a Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption. If your expedited redemption request for Fund shares is received by the transfer agent before 12:00 Noon (Pacific time) (9:00 a.m. for the California or National Tax-Free Money Market Mutual Funds) on a Business Day, your redemption proceeds are transmitted to your Approved Bank Account or Selling Agent on the same Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Extraordinary circumstances could include those described above as potentially delaying redemptions and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for net redemption proceeds of less than $5,000 is mailed to your address of record or, at your election, credited to your Approved Bank Account.


     During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the transfer agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Company reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

     The Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the proceeds distributed to you on a monthly basis. You may participate in this Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital gain distributions are being reinvested automatically, and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank Account. The transfer agent redeems sufficient shares and mails or deposits your proceeds as instructed on or about the fifth Business Day

PROSPECTUS                             30
prior to the end of each month. There are no separate fees charged to you by the Company for participating in the Systematic Withdrawal Plan.

     It may take up to ten (10) Business Days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change your withdrawal amount, suspend withdrawals or terminate your participation in the Plan at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan is terminated automatically if your Fund account is closed, or, in some cases, if your Approved Bank Account is closed.

REDEMPTIONS THROUGH SELLING AGENTS


     You may request a redemption of Fund shares through your Selling Agent. Redemption orders transmitted by a Selling Agent to the transfer agent before 12:00 Noon (Pacific time) (9:00 a.m. for the California or National Tax-Free Money Market Mutual Funds) on any Business Day, are executed on that day. Redemption orders transmitted by a Selling Agent to the transfer agent after 12:00 Noon (9:00 a.m. for the California or National Tax-Free Money Market Mutual Funds) on any Business Day are executed on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Company.



     Unless you have made other arrangements with a Selling Agent and the transfer agent has been informed of such arrangements, proceeds of a redemption order made by you through a Selling Agent are credited to your Approved Bank Account. If no such account is designated, a check for the redemption proceeds is mailed to your address of record or, if such address is no longer valid, the proceeds are credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the proceeds in such account. The Selling Agent may charge you a service fee. In addition, the Selling Agent may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.


REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS


     You may request a redemption of Fund shares through your Shareholder Servicing Agent. Redemption requests made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. Redemption orders transmitted by the Shareholder Servicing Agent to the transfer agent before 12:00 Noon (Pacific time) (9:00 a.m. for the California or National Tax-Free Money Market Mutual Funds) on any Business Day, are executed on that day. Redemption orders transmitted by a Shareholder Servicing Agent after 12:00 Noon (9:00 a.m. for the California or National Tax-Free Money Market Mutual Funds) on any Business Day, generally are executed on the next Business Day. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Funds.



     Unless you have made other arrangements with your Shareholder Servicing Agent and the transfer agent has been informed of such arrangements, proceeds of a redemption order made


                                       31                             PROSPECTUS
through your Shareholder Servicing Agent are credited to your Approved Bank Account. If no such account is designated, a check for the proceeds is mailed to your address of record or, if such address is no longer valid, the proceeds are credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent. The Shareholder Servicing Agent may charge you a service fee. In addition, the Shareholder Servicing Agent may benefit from the use of your redemption proceeds until any check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.


                        ADDITIONAL SHAREHOLDER SERVICES


     The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, Systematic Withdrawal Plan, and Expedited Redemptions by Letter and Telephone. In addition, you have three dividend and distribution payment options and an exchange privilege, which are described below.



DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS



     When you fill out your Account Application, you can choose from three distribution options listed below. If you have questions about the distribution options available to you, please call 1-800-222-8222.



     A. The AUTOMATIC REINVESTMENT OPTION provides for the reinvestment of your dividend and/or capital-gain distributions in additional shares of the same class of the Fund that paid the distributions. Distributions declared in a month are reinvested at NAV on the last Business day of the month. You are assigned this option automatically if you make no choice on your Account Application.



     B. The AUTOMATIC CLEARING HOUSE OPTION permits you to have dividend and capital-gain distributions deposited in your Approved Bank Account. In the event your Approved Bank Account is closed and your distribution is returned to the dividend disbursing agent, your distribution is reinvested in your Fund account at the NAV next determined after the distribution has been received. In addition, your Automatic Clearing House Option is then converted to the Automatic Reinvestment Option.



     C. The CHECK PAYMENT OPTION lets you receive a check for all dividend and capital gain distributions, which generally is mailed either to your designated address or your Approved Bank Account early in the month following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks are reinvested in your Fund account at the NAV next determined after the distribution has been received. Your Check Payment Option is then converted to the Automatic Reinvestment Option.


PROSPECTUS                             32

     The Company makes reasonable efforts to locate investors whose checks are returned or uncashed after six months. The Company forwards moneys to the dividend disbursing agent so that it may issue you dividend checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear.


EXCHANGE PRIVILEGE


     Wells Fargo Bank advises a variety of other funds, each with its own investment objective and policies. The exchange privilege is a convenient way to buy shares in another fund of the Stagecoach Family of Funds to respond to changes in your investment needs. You can exchange Class A shares of a Fund for Class A or B shares of another fund.



     You should consider the following important factors in deciding whether to exchange shares:



     - You will need to read the prospectus of the fund into which you want to exchange.



     - Every exchange is a redemption of shares of one fund and a purchase of shares of another fund. Therefore, the redemption may produce a gain or loss for federal income tax purposes.



     - You must exchange the minimum purchase amount from the fund you are redeeming unless your balance has fallen below that amount due to market conditions.



     - You will be required to pay any difference in load that you are subject to in the new fund.



     - Stagecoach may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, Stagecoach will notify you 60 days before discontinuing or modifying the exchange privilege.



     You can exchange shares by writing the transfer agent or, if you have telephone privileges you may call the transfer agent. Exchanges are subject to the procedures and conditions applicable to purchasing and redeeming shares.


                                       33                             PROSPECTUS

                          MANAGEMENT, DISTRIBUTION AND

                                 SERVICING FEES

INVESTMENT ADVISER


     Subject to the overall supervision of the Company's Board of Directors and MIT's Board of Trustees, Wells Fargo Bank, as the investment adviser, provides investment guidance and policy direction in connection with the management of the Funds' assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Funds' investment strategies and performance. For these services, Wells Fargo Bank is entitled to a monthly investment advisory fee at an annual percentage rate of the average daily net assets of each Fund as follows: 0.40% for the Money Market Mutual Fund, 0.50% for the California Tax-Free Money Market Mutual Fund, 0.30% for the Master Portfolio, of which the National Tax-Free Money Market Mutual Fund bears a pro rata portion, and 0.25% for the Government Money Market Mutual and Treasury Money Market Mutual Funds. From time to time, Wells Fargo Bank may waive such fees in whole or in part. Any such waiver will reduce expenses of the Funds and the Master Portfolio and, accordingly, have a favorable impact on the Funds' performance. From time to time, each Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.



  Advisory Fees Paid



     For the nine-month period ended September 30, 1996 and the year ended December 31, 1995, the California Tax-Free Money Market Mutual Fund paid advisory fees to Wells Fargo Bank at the annual rate of 0.50% of its average daily net assets.



     For the nine-month period ended September 30, 1996 and the year ended December 31, 1995, the Money Market Mutual Fund paid advisory fees to Wells Fargo Bank at the annual rate of 0.40% of its average daily net assets.



     For the period from commencement of operations (April 2, 1996) to September 30, 1996, the National Tax-Free Money Market Master Portfolio did not pay any advisory fees on behalf of the National Tax-Free Money Market Mutual Fund.



     For the year ended September 30, 1996, the Government Money Market Mutual and Treasury Money Market Mutual Funds paid advisory fees at the annual rates of 0.30% and 0.13%, respectively, of their average daily net assets. For periods prior to September 6, 1996, this includes advisory fees paid to Wells Fargo Investment Management, Inc. by the predecessor portfolios to the Funds.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


     Wells Fargo Bank also serves as the Funds' and the Master Portfolio's custodian and transfer and dividend disbursing agent. Under its respective Custody Agreement with Wells Fargo Bank, each


PROSPECTUS                             34

Fund and the Master Portfolio may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to each Fund's and/or Master Portfolio's Custody Agreement. The custodial, transfer and dividend disbursing agency activities are performed at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENT


     On behalf of the Class A shares, the Funds have entered into Shareholder Servicing Agreements with Wells Fargo Bank and may enter into similar agreements with other entities. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive fees, as calculated on an annualized basis for each Fund's then-current fiscal year, up to (1) 0.30% of the average daily net assets of each of the California Tax-Free Money Market Mutual Fund and Class A shares of the Money Market Mutual Fund, and 0.25% of the average daily net assets of each of the National Tax-Free Money Market Mutual, Government Money Market Mutual and Treasury Money Market Mutual Funds, as represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules"). In no event will the portion of such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of the average net asset value of a Fund or Class of a Fund, as the case may be.


     Shareholder Servicing Agents may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by each Fund, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.


ADMINISTRATOR AND CO-ADMINISTRATOR



     Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to the Funds and the Master Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities


                                       35                             PROSPECTUS
to conduct each Fund's and the Master Portfolio's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administrative duties to sub-administrators.



     Stephens previously provided substantially the same services as sole administrator to the Funds. For the nine-month period ended September 30, 1996, the California Tax-Free Money Market Mutual, Money Market Mutual and National Tax-Free Money Market Mutual Funds paid administrative fees to Stephens at the annual rates of 0.03%, 0.03% and 0.05%, respectively, of each Fund's average daily net assets. For the year ended September 30, 1996, the Government and Treasury Money Market Mutual Funds paid administrative fees at the annual rates of 0.13% and 0.09%, respectively, of each Fund's average daily net assets. For the period prior to September 6, 1996, this includes amounts paid to Furman Selz LLC and Dreyfus Corporation by the predecessor portfolio to the Treasury Money Market Mutual Fund and to Furman Selz LLC by the predecessor portfolio to the Government Money Market Mutual Fund.



SPONSOR AND DISTRIBUTOR



     Stephens is the Funds' sponsor and co-administrator, and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.


     Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing Fund shares. The Company also has adopted Distribution Plans under Rule 12b-1 (the "Plans"). Under the Plans, and on behalf of the Class A shares of the Money Market Mutual Fund and shares of the California Tax-Free Money Market Mutual Fund (collectively, such shares referred to in this subsection as the "Class A shares"), the Company may defray all or part of the actual cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Class A shareholders by paying on an annual basis up to 0.05% of the average daily net assets attributable to their respective shares. Pursuant to the Plans for the Class A shares of National Tax-Free, Government and Treasury Money Market Mutual Funds, Stephens is entitled to receive as compensation for distribution-related services, a monthly fee at an annual rate of up to 0.05% of the average daily net assets attributable to their respective Class A shares. Distribution-related services may include, among other services, costs and expenses for advertisements, sales literature, direct mail or any other form of advertising; expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses;

PROSPECTUS                             36
payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; costs of printing prospectuses and other materials to be given or sent to prospective investors; and other similar services as the Directors determine to be reasonably calculated to result in the sale of shares of each Fund. In addition, the Plans contemplate that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans.

     Under the Distribution Agreement, Stephens may enter into Selling Agreements with Selling Agents that wish to make available shares of each Fund to their respective customers. On behalf of the Class A shares, the Funds may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of the Funds may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities are allocated among the Funds and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

     Stephens has established a cash and non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's fund may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise, or the cash value of a non-cash compensation item.


     Financial institutions acting as Shareholder Servicing Agents or Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.


FUND EXPENSES


     From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bear all costs of its operations, including its pro rata portion of the Company expenses such as fees and expenses of its independent auditors and legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, shareholder servicing, transfer agency, custody and administration fees, payments pursuant to any Plans, interest, and any extraordinary expenses. Expenses attributable to each Fund or class are charged against the assets of the Fund or class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable. The National Tax-Free Money Market Fund bears a pro rata portion of the Tax-Free Money Market Master Portfolio's expenses.


                                       37                             PROSPECTUS

                                     TAXES


     Dividends distributed from the California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds' net interest income from tax-exempt securities will not be subject to federal income taxes. Dividends from the California Tax-Free Money Market Mutual Fund will also be exempt from California personal income tax to the extent such dividends are attributable to instruments that pay interest which would be exempt from California personal income taxes, if such instruments were held directly by an individual. Dividends attributable to the California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds' interest income from taxable securities and short-term capital gains and capital gain distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares.



     Dividends from the net investment income and net short-term capital gains, if any, of the Money Market Mutual, Government Money Market Mutual and Treasury Money Market Mutual Funds are taxable to the Funds' shareholders as ordinary income. Distributions from these Funds' net long-term capital gains, if any, are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. These dividend and capital gain distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares.



     All distributions declared in October, November and December and distributed in the following January will be treated as if they were paid by December 31.



     Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.



     The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Additional tax considerations, including the federal alternative minimum tax, where applicable, are discussed in the SAI for each Fund.


PROSPECTUS                             38

                       THIS PAGE INTENTIONALLY LEFT BLANK

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES


FUND INVESTMENTS



     Set forth below is a description of certain investments and additional investment policies for each Fund, except where otherwise indicated. REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF THE NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND, UNLESS OTHERWISE INDICATED, SHOULD BE UNDERSTOOD AS REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF THE MASTER PORTFOLIO IN WHICH SUCH FUND INVESTS ITS ASSETS.


  Money Market Mutual Fund

     The Money Market Mutual Fund may invest in the following:


  (i)      U.S. Government obligations (discussed below);


  (ii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC ("bank instruments");

  (iii) commercial paper rated at the date of purchase P-1 by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Rating Group ("S&P") ("rated commercial paper");

  (iv) commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment;

  (v)      certain floating- and variable-rate instruments (discussed below);

  (vi)     certain repurchase agreements (discussed below); and

  (vii) short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below);

  (viii)   certain municipal obligations (discussed below); and

  (ix) certain securities issued by other investment companies (discussed below).

                                      A- 1                            PROSPECTUS

 California Tax-Free Money Market Mutual Fund

     The California Tax-Free Money Market Mutual Fund may invest in the following municipal obligations with remaining maturities not exceeding thirteen months:

  (i) long-term municipal bonds rated at the date of purchase "MIG 1" or "MIG 2" or, if no medium- or short-term rating is available, "Aa" or better by Moody's or "AA" or better by S&P;

  (ii) medium-term municipal notes rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+" or "SP-1" by S&P; and

  (iii) short-term municipal commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A1+" by S&P.

Pending the investment of proceeds from the sale of Fund shares or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, the California Tax-Free Money Market Mutual Fund may elect to invest temporarily up to 20% of the current value of its total assets in cash reserves or the following taxable high-quality money market instruments:

  (i)   U.S. Government obligations;

  (ii)   bank instruments;

  (iii)  rated commercial paper;

  (iv)  repurchase agreements;

  (v)   foreign bank obligations;

  (vi) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes; and

  (vii) certain securities issued by other investment companies.

     Moreover, the California Tax-Free Money Market Mutual Fund may invest temporarily more than 20% of its total assets in such securities and in high-quality, short-term municipal obligations the interest on which is not exempt from federal income taxes to maintain a temporary defensive posture or in an effort to improve after-tax yield to the California Tax-Free Money Market Mutual Fund's shareholders when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of unusual market conditions.

PROSPECTUS                            A- 2

  National Tax-Free Money Market Mutual Fund


     The Fund may invest in the following:


  (i)   certain municipal obligations;

  (ii)   certain U.S. Government obligations;

  (iii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC:

  (iv) commercial paper rated at the date of purchase P-1 by Moody's or "A-1+" or "A-1" by S&P;

  (v)   certain floating- and variable-rate instruments;

  (vi)  certain repurchase agreements;

  (vii) foreign bank obligations; and

  (viii) certain securities issued by other investment companies.

  Government Money Market Mutual Fund

     The Government Money Market Mutual Fund may invest in the following:

  (i)   certain U.S. Government obligations;

  (ii)   certain repurchase agreements;

  (iii)  certain floating- and variable-rate instruments; and

  (iv)  certain securities issued by other investment companies.

  Treasury Money Market Mutual Fund

     The Treasury Money Market Mutual Fund may invest in the following:

  (i)   U.S. Treasury obligations (defined and discussed below);

  (ii)   certain repurchase agreements;

  (iii)  certain floating- and variable-rate instruments;


  (iv) securities purchased on a "when-issued" basis and securities purchased or sold on a "forward commitment" basis or "delayed settlement" basis (discussed below);


  (v) certain reverse repurchase agreements ("reverse repurchase agreements") (discussed below); and

  (vi)  certain securities issued by other investment companies.

                                      A- 3                            PROSPECTUS

     The following describes certain instruments in which the Funds may invest.


  U.S. Government and U.S. Treasury Obligations


     The Funds, except as described below with respect to the Treasury Money Market Mutual Fund, may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States ( as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.


     The Treasury Money Market Mutual Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations ("U.S. Treasury obligations"). U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Fund invests may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. U.S. Treasury STRIPS are "stripped securities." Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors. The Treasury and Government Money Market Mutual Funds may invest in U.S. Treasury STRIPS.

     The Funds may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

  Repurchase Agreements


     The Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the


PROSPECTUS                            A- 4
underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.


  Floating- and Variable-Rate Instruments


     The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk. See "Additional Permitted Investment Activities" in the SAI for additional information.



  Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions



     The Funds (other than the Money Market Mutual Fund) may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.



     For additional information relating to option trading practices, including the particular risks thereof, see the SAI.


  Other Investment Companies


     Subject to the limitations set forth below and in the 1940 Act, the Funds may invest in securities of other investment companies. For temporary investments, the Money Market Mutual Fund and the Tax-Free Funds may invest in shares of other open-end investment companies that invest exclusively in high-quality short-term securities subject to the limits set forth under Section 12 of the 1940 Act, provided however, that with respect to the Tax-Free Funds, any such company has a policy of investing, under normal market conditions, at least 80% of its net assets in obligations that are exempt from federal income tax and are not subject to the federal alternative minimum tax. Such investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to a Fund; however, Wells Fargo Bank has undertaken to waive its advisory fees with respect to that portion of the Funds' assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.


                                      A- 5                            PROSPECTUS

     The Treasury Money Market Fund may invest up to 10% of its assets in shares of other open-end investment companies that invest exclusively in the high-quality, short-term money market instruments in which the Fund may invest. The Treasury Money Market Mutual Fund may only invest in shares of other investment companies that are structured to seek an investment objective that is similar to the Fund's investment objective. The investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to a Fund; however, the Funds' adviser has undertaken to waive its advisory fees with respect to that portion of the Fund's assets so invested.


  Municipal Obligations


     The Money Market Mutual Fund, and the Tax-Free Funds may invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. From time to time, the Tax-Free Funds may each invest 25% or more of the current value of its total assets in certain "private activity bonds," such as pollution control bonds; provided, however, that such investments will be made only to the extent they are consistent with the Funds' fundamental policy of investing, under normal circumstances, at least 80% of its net assets in municipal obligations that are exempt from federal income tax and not subject to the federal alternative minimum tax.


     The Master Portfolio will invest in the following municipal obligations with remaining maturities not exceeding 13 months:

  (i) long-term municipal bonds rated at the date of purchase "Aa" or better by Moody's or "AA" or better by S&P;

  (ii) municipal notes rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+" "SP-1" or "SP-2" by S&P; and

  (iii) short-term municipal commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+", or "A-1" or "A-2" by S&P.

     For a further discussion of factors affecting purchases of municipal obligations by the California Tax-Free Money Market Mutual Fund, see "Special Considerations Affecting California Municipal Obligations" in the SAI.

PROSPECTUS                            A- 6

  Letters of Credit

     Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund are permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of such Funds.

  Foreign Obligations


     Each Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


  Taxable Investments

     Pending the investment of proceeds from the sale of interests of the Master Portfolio or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, the Master Portfolio may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves including the following taxable high-quality money market instruments: (i) U.S. Government obligations;
(ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

     Moreover, the Master Portfolio may invest temporarily more than 20% of its total assets in such securities and in high-quality, short-term municipal obligations the interest on which is not exempt from federal income taxes to maintain a temporary defensive posture or in an effort to improve after-tax yield to the Master Portfolio's interestholders when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of unusual market conditions.

                                      A- 7                            PROSPECTUS

  Illiquid Securities


     The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.



INVESTMENT POLICIES AND RESTRICTIONS


     Each Fund's investment objective, as set forth in the "How the Funds
Work -- Investment Objectives and Policies" section, is fundamental. Accordingly, such investment objectives and policies may not be changed without approval by the vote of the holders of a majority of such Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such a change without shareholder approval and will disclose any such material changes in the then-current prospectus.

  Money Market Mutual and Tax-Free Funds

     As matters of fundamental policy, the Money Market Mutual Fund or California Tax-Free Money Market Mutual Fund may: (i) borrow from banks up to 10% of the current value of such Fund's net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by a Fund while any such outstanding borrowing in excess of 5% of the net assets exists); (ii) not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; and (iii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, (a) investments in municipal securities by the California Tax-Free Money Market Mutual Fund (for the purpose of this restriction, private activity bonds shall not be deemed municipal securities if the payments of principal and interest on such bonds is the ultimate responsibility of nongovernmental users), (b) U.S. Government obligations, and (c) obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of foreign branches of U.S. banks and obligations of U.S. branches of foreign banks).

     As matters of nonfundamental policy: (i) the Money Market Mutual Fund may not purchase securities of any issuer (except for U.S. Government obligations, for certain temporary purposes and for certain guarantees and unconditional puts) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; (ii) the Money Market Mutual Fund may not invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time

PROSPECTUS                            A- 8
deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (iii) the California Tax-Free Money Market Mutual Fund may not invest more than 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, illiquid securities and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days. With respect to item (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer.

     For purposes of complying with the Code, the California Tax-Free Money Market Mutual Fund will diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the California Tax-Free Money Market Mutual Fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the California Tax-Free Money Market Mutual Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

     In addition, at least 65% of the California Tax-Free Money Market Mutual Fund's total assets are invested (under normal market conditions) in municipal obligations that pay interest that is exempt from California personal income tax. However, as a matter of general operating policy, the California Tax-Free Money Market Mutual Fund seeks to have substantially all of its assets invested in such municipal obligations.


     As matters of fundamental policy, the National Tax-Free Money Market Mutual Fund may: (i) borrow from banks up to 10% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments by the Master Portfolio may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); (ii) not make loans, except that the Fund may purchase or hold debt instruments, lend its portfolio securities and enter into repurchase agreement transactions in accordance with its investment policies; loans for purposes of this restriction will not include the Fund's purchase of interests in the Master Portfolio; (iii) not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (a) municipal securities (for the purposes of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds and notes is the ultimate responsibility of non-governmental entities),
(b) U.S. Government obligations, and (c) certain obligations of domestic banks; and (iv) not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the


                                      A- 9                            PROSPECTUS

Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. These fundamental policies do not restrict the Fund's ability to invest all of its assets in the Master Portfolio.



     As matters of non-fundamental policy the National Tax-Free Money Market Mutual Fund may: (i) invest up to 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or the existence of legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (ii) invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, and restricted securities (which include securities that must be registered under the 1933 Act before they may be offered to the public).


  Government and Treasury Money Market Mutual Funds

     As matters of fundamental policy, each Fund may: (i) borrow from banks up to 10% with respect to the Government Money Market Mutual Fund and up to 20% with respect to the Treasury Money Market Mutual Fund, of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists); and (ii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, U.S. Government obligations; and (iii) with respect to the Government Money Market Mutual Fund, not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of repurchase agreements and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering.

     These investment restrictions are applied at the time investment securities are purchased. As a matter of nonfundamental policy, the Treasury Money Market Mutual Fund may make loans of portfolio securities or other assets, although it does not intend to do so during the current fiscal year.

     As a matter of nonfundamental policy, neither Fund may: (i) purchase securities of any issuer (except for U.S. Government obligations, for certain temporary purposes and for certain guarantees and unconditional puts) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer, except that a Fund may invest up to 25% of its assets in the highest-rated obligations of any one issuer for a period of up to three business days, or if a Fund would own more than 10% of the outstanding voting securities of such issuer; and (ii) invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale or that have maturities of more than seven days. With respect to item (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer. For purposes of item (ii), repurchase agreements that do not provide for payment to the Funds within seven days after notice are subject to this 10% limit, unless the Board or investment adviser, pursuant to guidelines adopted by the Board, determines that a liquid trading market exists. The following securities are excluded from the Funds 10% limitation: (a) securities eligible for resale pursuant to Rule 144A under the 1933 Act that have

PROSPECTUS                           A- 10
been determined to be liquid by the Fund's Board of Directors, and (b) Section 4(2) commercial paper that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two NRSROs and the Board of Directors has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the Fund's Board of Directors has determined that the commercial paper is of equivalent quality and is liquid.

                                     A- 11                            PROSPECTUS

LOGO

P.O. Box 7066


San Francisco, CA 94120-7066



--------------------------------------------------------
   STAGECOACH MONEY MARKET MUTUAL FUNDS:
   ------------------------------------------------------
  - are NOT insured by the FDIC or U.S.
    GOVERNMENT
  - are NOT obligations or deposits of Wells
    Fargo Bank nor guaranteed by the Bank
  - involve investment risk, including possible
    loss of principal                               LOGO
  - seek to maintain a stable net asset value of
    $1.00 per share, however; there can be no
    assurance that the Fund will meet this
    objective.
--------------------------------------------------------


LOGO

Printed on Recycled Paper                                          SC0217 (2/97)


                                      LOGO
                            ------------------------

                                   PROSPECTUS
                            ------------------------
                            Money Market Mutual Fund

                              California Tax-Free
                            Money Market Mutual Fund

                            Government Money Market
                                  Mutual Fund

                            National Tax-Free Money
                               Market Mutual Fund

                       Treasury Money Market Mutual Fund
                                    CLASS A
                            ------------------------


                                February 1, 1997


                            ------------------------

                                      LOGO

                         ------------------------------

                                   PROSPECTUS
                         ------------------------------

                             ASSET ALLOCATION FUND

                        U.S. GOVERNMENT ALLOCATION FUND


                              Class A and Class B



                                FEBRUARY 1, 1997

                              STAGECOACH FUNDS(R)
                             ASSET ALLOCATION FUND
                        U.S. GOVERNMENT ALLOCATION FUND

  Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about two funds in the Stagecoach Family of Funds -- the ASSET ALLOCATION FUND and U.S. GOVERNMENT ALLOCATION FUND (each a "Fund" and, collectively, the "Funds"). Two classes of shares of each Fund (each, a "Class") are described in this Prospectus -- Class A shares and Class B shares.



  The ASSET ALLOCATION FUND seeks to earn over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund is designed for investors with investment horizons of at least five years. The Fund's investments are managed using an "asset allocation" strategy that allocates and reallocates investments among three asset classes -- common stocks, U.S. Treasury bonds, and money market instruments. See "How the Funds
Work -- Investment Objective and Policies".



  The U.S. GOVERNMENT ALLOCATION FUND seeks to achieve over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund is designed for investors with investment horizons of at least five years. The Fund's investments are managed using a strategy that allocates and reallocates investments among three classes of debt securities -- long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes, and short-term money market instruments -- at least 65% of which will be obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. See "How the Funds
Work -- Investment Objective and Policies."



  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own. A Statement of Additional Information ("SAI"), dated February 1, 1997, for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference. The SAI is available free of charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling the Company at 1-800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA for information or assistance.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), BARCLAYS GLOBAL INVESTORS, N.A. OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                       PROSPECTUS DATED FEBRUARY 1, 1997


                                                                      PROSPECTUS

  The ASSET ALLOCATION and U.S. GOVERNMENT ALLOCATION FUNDS each invests all of its assets in the Asset Allocation and U.S. Government Allocation Master Portfolios (each, a "Master Portfolio"), respectively of Master Investment Trust ("MIT"), an open-end management investment company. Each Master Portfolio has the same investment objective as the Fund bearing the corresponding name. Therefore, each Fund's investment experience corresponds directly with that of the Master Portfolio in which it invests. Interests in a Master Portfolio may be purchased only by other investment companies or accredited investors. References to the investments and investment policies and risks of the Funds, unless otherwise indicated, should be understood as references to the investments and investment policies and risks of the corresponding Master Portfolios.



  The Master Portfolios are advised by Wells Fargo Bank. Barclays Global Fund Advisors ("BGFA"), an affiliate of Barclays Bank PLC ("Barclays") which is not affiliated with Wells Fargo Bank, serves as sub-adviser to the Master Portfolios. Wells Fargo Bank also serves as the Funds' administrator, transfer and dividend disbursing agent, and is a Shareholder Servicing Agent and a Selling Agent (each as defined below). Barclays Global Investors, N.A. ("BGI") serves as the Funds' and the Master Portfolios' custodian. Stephens Inc. ("Stephens") is the Funds' sponsor and co-administrator and serves as the distributor of the Funds' shares.



THE MASTER PORTFOLIOS' INVESTMENTS (EXCEPT AS NOTED UNDER "HOW THE FUNDS WORK -- INVESTMENT OBJECTIVES AND POLICIES" AND "PROSPECTUS APPENDIX -- ADDITIONAL INVESTMENT POLICIES") ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR ANY FEDERAL AGENCY OR INSTRUMENTALITY.



  WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND IS COMPENSATED FOR PROVIDING CERTAIN OTHER SERVICES TO THE FUNDS AND THE MASTER PORTFOLIOS. BGFA IS THE SUB-ADVISER AND BGFA AND BGI PROVIDE CERTAIN OTHER SERVICES TO THE FUNDS AND THE MASTER PORTFOLIOS, FOR WHICH THEY ARE COMPENSATED. STEPHENS, WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, BGFA OR BGI, IS THE SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR FOR THE FUNDS.


PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

PROSPECTUS SUMMARY                                                             1

SUMMARY OF FUND EXPENSES                                                       5

FINANCIAL HIGHLIGHTS                                                           9


HOW THE FUNDS WORK                                                            14



THE FUNDS AND MANAGEMENT                                                      19



INVESTING IN THE FUNDS                                                        21



DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS                                       31



HOW TO REDEEM SHARES                                                          32



ADDITIONAL SHAREHOLDER SERVICES                                               36



MANAGEMENT, DISTRIBUTION AND SERVICING FEES                                   39



TAXES                                                                         43


PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY


  The Funds provide you with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you with summary information about the Funds. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI.


Q. WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?


A. The ASSET ALLOCATION FUND'S investment objective is to seek over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund seeks to achieve this objective by investing all of its assets in the Asset Allocation Master Portfolio. The Asset Allocation Master Portfolio has an identical investment objective. The Master Portfolio attempts to achieve this objective by pursuing an "asset allocation" strategy by allocating its investments among three asset classes -- common stocks, U.S. Treasury bonds and money market instruments. The Fund is designed for investors with investment horizons of at least five years. See "How the Funds Work" and "Prospectus Appendix -- Additional Investment Policies."



    The U.S. GOVERNMENT ALLOCATION FUND'S investment objective is to seek over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund seeks to achieve this objective by investing all of its assets in the U.S. Government Allocation Master Portfolio. The U.S. Government Allocation Master Portfolio has an identical investment objective. The Master Portfolio attempts to achieve this objective by pursuing a strategy of allocating and reallocating its investments among three classes of debt securities: long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes and short-term money market instruments. Under normal market conditions, at least 65% of such Master Portfolio's total assets will be invested in obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations"). The Fund is designed for investors with investment horizons of at least five years. See "How the Funds Work" and "Prospectus Appendix -- Additional Investment Policies."



Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF INVESTMENT?



A. An investment in a Fund is not insured against loss of principal. When the value of the securities attributable to a Fund declines, so does the value of your shares of the Fund. Therefore, you should be prepared to accept some risk with the money you invest in a Fund. Since the investment risks associated with an investment in each Fund correspond to those of the Master Portfolio in which such Fund invests, the following is a summary of certain of the risks associated with an investment in the


                                        1                             PROSPECTUS

    Master Portfolios. Because each Master Portfolio may shift its investment allocations significantly from time to time, its performance and that of the corresponding Fund may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high portfolio turnover rates, which may, in turn, result in increased brokerage and transaction costs, and/or increased short-term capital gains or losses.



    The portfolio debt instruments of the Master Portfolios are subject to interest rate risk and credit risk. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the instruments in which a Master Portfolio invests and hence the value of your investment in the Fund which invests in such Master Portfolio. The value of instruments held by the Master Portfolios generally changes inversely to changes in market interest rates. During those periods in which a high percentage of the portfolio of a Master Portfolio is invested in long-term bonds, its exposure to interest rate risk will be greater because the longer maturity of those instruments means they generally are more sensitive to interest rate fluctuations than shorter-term debt instruments. Credit risk is the risk that the issuer of a debt instrument is unable, due to financial constraints, to make timely payments on its outstanding obligations. The portfolio equity instruments of the Master Portfolios are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices, is trading at or close to record levels. There can be no guarantee that these performance levels will continue. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Although each Fund's investment experience will correspond directly to the investment experience of the Master Portfolio in which it invests, to the extent other funds invest in the Master Portfolio, their performance may differ from that of the Fund due to different expense levels.



    As with all mutual funds, there can be no assurance that the Funds or the corresponding Master Portfolio will achieve their investment objectives. Investors should be prepared to accept that risk, as well as the risk that a Fund may under-perform (over the short and/or long term) one or more of the three classes of securities in which the corresponding Master Portfolio invests.


Q. WHO MANAGES MY INVESTMENTS?


A. Wells Fargo Bank is investment adviser to the Master Portfolios. BGFA serves as sub-adviser to the Master Portfolios and provides advisory assistance using certain computer-based asset allocation models. The Company has not retained the services of a separate investment adviser for the Funds because each Fund invests all of its assets in the corresponding Master Portfolio. Wells Fargo Bank also provides the Funds with administrative, transfer agency and dividend disbursing agency services. BGI provides the Funds and the Master Portfolios with custodial services. In


PROSPECTUS                              2
    addition, Wells Fargo Bank is a Shareholder Servicing Agent and a Selling Agent under Selling Agreements with Stephens, the Funds' distributor. See "The Funds and Management" and "Management, Distribution and Servicing Fees."



Q. HOW DO I INVEST?



A. You may invest by purchasing shares of a Fund at their public offering price, which is the net asset value ("NAV") per share plus any applicable sales charge. Class A shares are subject to a maximum front-end sales charge of 4.50%. Class B shares that are redeemed within six years of purchase are subject to a maximum contingent-deferred sales charge of 5.00% of the lesser of NAV at purchase or NAV at redemption. In some cases, such as for investments by certain fiduciary or retirement accounts, the front-end sales charge may be waived. In other cases, the front-end sales charge may be reduced. You may open an account by investing at least $1,000 and may add to your account by making additional investments of at least $100, with certain exceptions. Shares may be purchased by wire, by mail or by an automatic investment feature called the AutoSaver Plan on any day the New York Stock Exchange ("NYSE") is open. See "Investing in the Funds." For more details, contact Stephens (the Funds' Sponsor and Distributor), a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank).



Q. HOW WILL I RECEIVE DIVIDENDS AND ANY CAPITAL GAIN DISTRIBUTIONS?



A. Dividends from net investment income of the Asset Allocation Fund are declared quarterly and dividends from the net investment income of the U.S. Government Allocation Fund are declared daily. Any capital gains will be distributed at least annually. All distributions by each Fund are automatically reinvested in additional shares of the same class of the respective Fund at NAV without a sales charge unless you elect to receive dividends in cash. You may also elect to reinvest distributions of the Funds in shares of the same class of another multi-class fund or in shares of certain other funds in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. The net investment income available for distribution to holders of Class B shares will be reduced by the amount of the higher Rule 12b-1 Fee payable on behalf of the Class B shares. See "Dividend and Capital Gain Distributions" and "Additional Shareholder Services."


Q. HOW MAY I REDEEM SHARES?


A. You may redeem shares by telephone, by letter or by an automatic feature called the Systematic Withdrawal Plan on any day the NYSE is open. Contingent deferred sales charges may be charged upon redemption of Class B shares. In addition, the Company reserves the right to impose charges for wiring redemption proceeds. See "How To Redeem Shares" and "How to Purchase Shares -- Contingent deferred Sales Charges -- Class B Shares." For more details, contact Stephens, a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank).


                                        3                             PROSPECTUS

Q. WHAT ARE DERIVATIVES AND DO THE FUNDS AND THE MASTER PORTFOLIOS USE THEM?


A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as floating- and variable-rate instruments may be considered derivatives. Some derivatives also may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.


Q. WHAT STEPS DO THE FUNDS AND MASTER PORTFOLIOS TAKE TO CONTROL
    DERIVATIVES-RELATED RISKS?


A. Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with both the Funds' investment objectives, does not expose the Funds to undue risks and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. The use of derivatives is also subject to broadly applicable investment policies. For example, each Master Portfolio may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. In addition, the Master Portfolios may not use derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. For additional information, see "Appendix -- Additional Investment Policies."


PROSPECTUS                              4

                            SUMMARY OF FUND EXPENSES

                        SHAREHOLDER TRANSACTION EXPENSES
                               FOR CLASS A SHARES


                                        ASSET ALLOCATION       U.S. GOVERNMENT
                                              FUND             ALLOCATION FUND
                                        ----------------       ---------------
Maximum Sales Charge on Purchases (as
  a percentage of offering price).....       4.50%                  4.50%
Maximum Sales Charge on Reinvested
  Distributions.......................        None                   None
Maximum Sales Charge on Redemptions...        None                   None
Exchange Fees.........................        None                   None



                       ANNUAL FUND OPERATING EXPENSES(1)

                               FOR CLASS A SHARES

                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                        ASSET ALLOCATION       U.S. GOVERNMENT
                                              FUND             ALLOCATION FUND
                                        ----------------       ---------------
Management Fee........................        0.37%                 0.50%
Rule 12b-1 Fee........................        0.05%                 0.05%
Other Expenses (after waivers or
  reimbursements).....................        0.48%                 0.57%(2)
                                              ----                  ----
TOTAL FUND OPERATING EXPENSES (after
  waivers or reimbursements)..........        0.90%                 1.12%(2)
                                              ====                  ====


-------------------------------


(1) Annual Fund Operating Expenses summarize expenses charged at the Fund and Master Portfolio levels.


(2) Absent waivers or reimbursements, the percentages shown above under "Other Expenses" and "Total Fund Operating Expenses" would be 0.65% and 1.20%, respectively, for the U.S. Government Allocation Fund.



EXAMPLE OF EXPENSES --
CLASS A SHARES                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------
You would pay the following expenses on a
$1,000 investment in Class A shares of a
Fund, assuming (A) a 5% annual return and
(B) redemption at the end of each time
period indicated:
    Asset Allocation Fund..................   $ 54      $72      $  93      $151
    U.S. Government Allocation Fund........   $ 56      $79      $ 104      $175


                                        5                             PROSPECTUS

                        SHAREHOLDER TRANSACTION EXPENSES
                               FOR CLASS B SHARES


                                           ASSET ALLOCATION       U.S. GOVERNMENT
                                                 FUND             ALLOCATION FUND
                                           ----------------       ---------------
Maximum Sales Charge on Purchases (as a
  percentage of offering price)..........        None                   None
Maximum Sales Charge on Reinvested
  Dividends..............................        None                   None
Maximum Sales Charge Imposed on
  Redemptions............................       5.00%                  5.00%
Exchange Fees............................        None                   None



                       ANNUAL FUND OPERATING EXPENSES(1)

                               FOR CLASS B SHARES

                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                           ASSET ALLOCATION       U.S. GOVERNMENT
                                                 FUND             ALLOCATION FUND
                                           ----------------       ---------------
Management Fee...........................        0.37%                 0.50%
Rule 12b-1 Fee...........................        0.70%                 0.70%
Other Expenses (after waivers or
  reimbursements)........................        0.07%              0.72%(2)
TOTAL FUND OPERATING EXPENSES (after
  waivers or reimbursements).............        1.14%              1.92%(2)


-------------------------------


(1) Annual Fund Operating Expenses summarize expenses charged at the Fund and Master Portfolio levels.


(2) Absent waivers and reimbursements, "Other Expenses" and "Total Fund Operating Expenses" would be 0.49% and 1.56%, respectively, for the Asset Allocation Fund and 1.01% and 2.21%, respectively, for the U.S. Government Allocation Fund.


PROSPECTUS                              6

EXAMPLE OF EXPENSES -- CLASS B SHARES


                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                          ------    -------    -------
You would pay the following expenses
on a $1,000 investment in Class B
shares of a Fund, assuming (A) a 5%
annual return and (B) redemption at
the end of each time period
indicated:
    Asset Allocation Fund............      $ 62       $66       $  83       $126
    U.S. Government Allocation
    Fund.............................      $ 69       $90       $ 124       $184



                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                          ------    -------    -------
You would pay the following expenses
on a $1,000 investment in Class B
shares of a Fund, assuming a 5%
annual return and no redemption:
    Asset Allocation Fund............      $ 12       $36       $  63       $126
    U.S. Government Allocation
    Fund.............................      $ 19       $60       $ 104       $184


                             EXPLANATION OF TABLES


  The purpose of the foregoing tables is to help you understand the various costs and expenses that a shareholder in the Funds will pay directly or indirectly. You may purchase Fund shares directly from the Company or through Wells Fargo Bank or other institutions that have developed various account products through which Fund shares may be purchased, and for which customers may be charged a fee. The tables do not reflect any charges that may be imposed by Wells Fargo Bank or another institution directly on certain customer accounts in connection with an investment in a Fund.



  SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. You are subject to a front-end sales charge on purchases of Class A shares of the Funds and may be subject to a contingent-deferred sales charge on Class B shares if you redeem such shares within a specified period. The Company reserves the right to impose a charge for wiring redemption proceeds. In certain instances, you may qualify for a reduction or waiver of the front-end sales charge. There are no exchange fees. See "Investing in the Funds -- Sales Charges."



  ANNUAL FUND OPERATING EXPENSES for the Funds are based on amounts incurred during the most recent fiscal year and reflect voluntary fee waivers and expense reimbursements that are expected to continue to reduce expenses during the current fiscal year. Wells Fargo Bank and Stephens, at their sole discretion, may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, a Fund and/or Master Portfolio. Any waivers or reimbursements would reduce a Fund's total


                                        7                             PROSPECTUS
expenses. There can be no assurances that waivers or reimbursements will continue. The Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as an investor in each Fund, see "Investing in the Funds -- How To Buy Shares" and "Management, Distribution and Servicing Fees."



  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the tables above and an assumed annual rate of return of 5%. This annual rate of return should not be considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; and actual expenses and returns may be greater or lesser than those shown.



  With regard to the combined fees and expenses of the Funds and their corresponding Master Portfolios, the Company's Board of Directors has considered whether various costs and benefits of investing all of such Funds' assets in a corresponding Master Portfolio rather than directly in a portfolio of securities would be more or less than if each such Fund invested in portfolio securities directly. The Company's Board of Directors believes that the aggregate per share expenses of each Fund will not be more than the expenses incurred if the Fund invested directly in the type of securities held by the corresponding Master Portfolio. The Company's Board of Directors believes that if other investors invest their assets in the Master Portfolios, certain economic efficiencies may be realized with respect to the Master Portfolios. For example, fixed expenses that otherwise would have been borne solely by a Fund would be spread across a larger asset base provided by more than one fund investing in a Master Portfolio. There can be no assurance that these economic efficiencies will be achieved. In addition, each Master Portfolio may sell its interests to other mutual funds or accredited investors. The expenses and corresponding returns of these other funds may differ from the expenses and returns of the shares described herein. Information regarding these and any other investment options in the Funds or the Master Portfolios may be obtained by calling Stephens at 1-800-643-9691. Additional information regarding the Funds' expenses is included under "The Funds and Management" and "Management, Distribution and Servicing Fees" and in the SAI under "Management," Distributions Plans" and "Servicing Plans."


PROSPECTUS                              8

                              FINANCIAL HIGHLIGHTS


  The following information for the Asset Allocation Fund and U.S. Government Allocation Fund, has been derived from the Financial Highlights in the Funds' financial statements for the fiscal period ended September 30, 1996. This information is provided to assist you in evaluating the historical performance of each Fund. Except for periods ending prior to January 1, 1992, which were audited by other auditors, the financial statements have been audited by KPMG Peat Marwick LLP. The Financial Statements and the report thereon are incorporated by reference into the SAI. This information should be read in conjunction with the Funds' 1996 financial statements and notes thereto. The SAI is incorporated by reference into this Prospectus.


                                        9                             PROSPECTUS

                             ASSET ALLOCATION FUND


                        FOR A CLASS A SHARE OUTSTANDING


                                                            PERIOD        YEAR        YEAR        YEAR        YEAR       YEAR
                                                            ENDED        ENDED       ENDED       ENDED       ENDED      ENDED
                                                          SEPT. 30,     DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,   DEC. 31,
                                                           1996(1)        1995        1994        1993        1992     1991(2)
                                                          ----------   ----------   --------   ----------   --------   --------
Net asset value, beginning of period.....................     $20.74       $16.73    $18.80        $17.89     $17.65     $14.45
Income from investment operations:
Net investment income (loss).............................       0.57         0.74      0.77          0.77       0.87       0.92
Net realized and unrealized gain (loss) on investments...       0.50         4.07     (1.31)         1.88       0.31       2.28
Total from investment operations.........................       1.07         4.81     (0.54)         2.65       1.18       3.20
Less distributions:
Dividends from net investment income.....................      (0.57)       (0.74)    (0.77)        (0.77)     (0.87)      0.00
Distributions from net realized gain.....................      (0.00)       (0.06)    (0.76)        (0.97)     (0.07)      0.00
Total from distributions.................................      (0.57)       (0.80)    (1.53)        (1.74)     (0.94)      0.00
Net asset value, end of period...........................     $21.24       $20.74    $16.73        $18.80     $17.89     $17.65
Total return (not annualized)............................       5.14%       29.18%   (2.82)%        15.00%      7.00%     22.13%
Ratios/supplemental data:
Net assets, end of period (000).......................... $1,057,346   $1,077,935   $896,943   $1,048,667   $542,226   $367,251
Ratios to average net assets (annualized):
Ratio of expenses to average net assets..................       0.90%(4)       0.84%    0.84%        0.86%      0.95%      0.95%
Ratio of net investment income to average net assets.....       3.53%(4)       3.81%    4.30%        4.20%      5.22%      5.88%
Portfolio turnover.......................................          1%(5)         15%      49%          40%         5%        25%
Average commission rate paid(6).......................... $0.0320(5)           --        --            --         --         --
Ratio of expenses to average net assets prior to waived
 fees and reimbursed expenses............................        N/A          N/A       N/A          0.86%      0.97%       N/A
Ratio of net investment income to average net assets
 prior to waived fees and reimbursed expenses............        N/A          N/A       N/A          4.20%      5.20%       N/A

                                                             YEAR       YEAR       YEAR       YEAR      PERIOD
                                                            ENDED      ENDED      ENDED      ENDED      ENDED
                                                           DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                                           1990(2)    1989(2)    1988(2)    1987(2)    1986(2,3)
                                                           --------   --------   --------   --------   --------
                                                          <
Net asset value, beginning of period.....................   $13.42     $12.00     $10.93     $10.07     $10.00
Income from investment operations:
Net investment income (loss).............................     0.91       0.93       0.72       0.72       0.07
Net realized and unrealized gain (loss) on investments...     0.12       0.49       0.35       0.14       0.00
Total from investment operations.........................     1.03       1.42       1.07       0.86       0.07
Less distributions:
Dividends from net investment income.....................     0.00       0.00       0.00       0.00       0.00
Distributions from net realized gain.....................     0.00       0.00       0.00       0.00       0.00
Total from distributions.................................     0.00       0.00       0.00       0.00       0.00
Net asset value, end of period...........................   $14.45     $13.42     $12.00     $10.93     $10.07
Total return (not annualized)............................     7.68%     11.83%      9.79%      8.54%      0.70%
Ratios/supplemental data:
Net assets, end of period (000)..........................  $261,881   $229,211   $172,326   $111,025    $1,600
Ratios to average net assets (annualized):
Ratio of expenses to average net assets..................     0.96%      1.02%      1.00%      1.04%         0%
Ratio of net investment income to average net assets.....     6.59%      7.35%      6.23%      6.79%      0.29%
Portfolio turnover.......................................       88%       117%        94%        81%         0%
Average commission rate paid(6)..........................       --         --         --         --         --
Ratio of expenses to average net assets prior to waived
 fees and reimbursed expenses............................      N/A        N/A        N/A        N/A        N/A
Ratio of net investment income to average net assets
 prior to waived fees and reimbursed expenses............      N/A        N/A        N/A        N/A        N/A


---------------------


(1) The Fund changed its fiscal year end from December 31 to September 30.


(2) The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs which was reorganized into the Asset Allocation Fund on January 2, 1992.


(3) The Fund commenced operations on November 13, 1986.


(4) Ratio includes income and expenses charged to the Master Portfolio.


(5) Represents portfolio activity for the Fund's stand-alone period only. The portfolio turnover and average commission rates for the Asset Allocation Master Portfolio for the period from April 28, 1996 to September 30, 1996 were 28% and $0.0261, respectively.


(6) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged if the Fund invests more than 10% of the value of its average net assets in equity securities on which commissions are charged on trades. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


PROSPECTUS                             10

                             ASSET ALLOCATION FUND

                        FOR A CLASS B SHARE OUTSTANDING


                                                           PERIOD           YEAR
                                                            ENDED          ENDED
                                                          SEPT. 30,       DEC. 31,
                                                           1996(1)        1995(2)
                                                          ---------       --------
Net asset value, beginning of period.....................   $12.50         $10.00
Income from investment operations:
Net investment income (loss).............................     0.28           0.22
Net realized and unrealized gain (loss) on investments...     0.34           2.53
Total from investment operations.........................     0.62           2.75
Less distributions:
Dividends from net investment income.....................    (0.28)         (0.22)
Distributions from net realized gain.....................     0.00          (0.03)
Total from distributions.................................    (0.28)         (0.25)
Net asset value, end of period...........................   $12.84         $12.50
Total return (not annualized)............................     4.96%         27.72%
Ratios/supplemental data:
Net assets, end of period (000)..........................  $63,443        $26,271
Ratios to average net assets (annualized):
Ratio of expenses to average net assets..................     1.14%(3)       1.53%
Ratio of net investment income to average net assets.....     3.37%(3)       2.71%
Portfolio turnover.......................................        1%(4)         15%
Average commission rate paid(5)..........................  $0.0320(4)          --
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses...........................     1.56%(3)       1.76%
Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses...........     2.95%(3)       2.48%


---------------


(1) The Fund changed its fiscal year end from December 31 to September 30.


(2) Class B shares commenced operations on January 1, 1995.


(3) Ratio includes income and expenses charged to the Master Portfolio.


(4) Represents portfolio activity for the Fund's stand-alone period only. The portfolio turnover and average commission rates for the Asset Allocation Master Portfolio for the period from April 28, 1996 to September 30, 1996 were 28% and $0.0261, respectively.


(5) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged if the Fund invests more than 10% of the value of its average net assets in equity securities on which commissions are charged on trades. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                                       11                             PROSPECTUS

                        U.S. GOVERNMENT ALLOCATION FUND
                        FOR A CLASS A SHARE OUTSTANDING

                                                      PERIOD        YEAR        YEAR        YEAR        YEAR        YEAR
                                                       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                                     SEPT. 30,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                                      1996(1)       1995        1994        1993        1992      1991(2)
                                                     ---------    --------    --------    --------    --------    --------
Net asset value, beginning of period.................   $14.98     $13.76      $15.71      $15.41      $15.41      $13.14
Income from investment operations:
Net investment income (loss).........................     0.59       0.79        0.87        0.96        0.87        0.94
Net realized and unrealized gain (loss) on
 investments.........................................    (0.50)      1.22       (1.95)       1.69        0.04        1.33
Total from investment operations.....................     0.09       2.01       (1.08)       2.65        0.91        2.27
Less distributions:
Dividends from net investment income.................    (0.59)     (0.79)      (0.87)      (0.96)      (0.87)       0.00
Distributions from net realized gain.................     0.00       0.00        0.00       (1.39)      (0.04)       0.00
Total from distributions.............................    (0.59)     (0.79)      (0.87)      (2.35)      (0.91)       0.00
Net asset value, end of period.......................   $14.48     $14.98      $13.76      $15.71      $15.41      $15.41
Total return (not annualized)........................     0.69%     14.91%      (6.99)%     17.46%       6.30%      17.21%
Ratios/supplemental data:
Net assets, end of period (000)......................  $98,741    $135,577    $140,066    $283,206    $127,504    $30,098
Ratios to average net assets (annualized):
Ratio of expenses to average net assets..............     1.12%(4)    1.04%      1.01%       0.99%       1.00%       1.01%
Ratio of net investment income to average net
 assets..............................................     5.45%(4)    5.41%      5.94%       5.92%       6.06%       6.77%
Portfolio turnover...................................       31%(5)     292%       112%        150%         33%        147%
Ratio of expenses to average net assets prior to
 waived fees and reimbursed expenses.................     1.20%(4)    1.07%      1.08%       1.02%       1.08%        N/A
Ratio of net investment income to average net assets
 prior to waived fees and reimbursed expenses........     5.37%(4)    5.38%      5.87%       5.89%       5.98%        N/A
---------------
(1) The Fund changed its fiscal year end from December 31 to September 30.
(2) The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Fixed Income Strategy Fund of the Trust which was reorganized into the U.S. Government Allocation Fund on
    January 2, 1992.
(3) The Fund commenced operations on March 31, 1987.
(4) Ratio includes income and expenses charged to the Master Portfolio.
(5) Represents portfolio activity for the Fund's stand-alone period only. The portfolio turnover rate for the U.S.
    Government Allocation Master Portfolio for the period from April 28, 1996 to September 30, 1996 was 87%.

                                                         YEAR        YEAR        YEAR       PERIOD
                                                        ENDED       ENDED       ENDED       ENDED
                                                       DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                                       1990(2)     1989(2)     1988(2)     1987(2,3)
                                                       --------    --------    --------    --------
Net asset value, beginning of period.................   $12.49      $11.05      $10.34      $10.00
Income from investment operations:
Net investment income (loss).........................     0.92        0.93        0.87        0.64
Net realized and unrealized gain (loss) on
 investments.........................................    (0.27)       0.51       (0.16)      (0.30)
Total from investment operations.....................     0.65        1.44        0.71        0.34
Less distributions:
Dividends from net investment income.................     0.00        0.00        0.00        0.00
Distributions from net realized gain.................     0.00        0.00        0.00        0.00
Total from distributions.............................     0.00        0.00        0.00        0.00
Net asset value, end of period.......................   $13.14      $12.49      $11.05      $10.34
Total return (not annualized)........................     5.20%      13.03%       6.87%       3.50%
Ratios/supplemental data:
Net assets, end of period (000)......................  $19,777     $14,367     $10,330      $7,469
Ratios to average net assets (annualized):
Ratio of expenses to average net assets..............     1.03%       1.05%       0.99%       0.99%
Ratio of net investment income to average net
 assets..............................................     7.34%       7.90%       8.04%       6.33%
Portfolio turnover...................................      558%         17%         42%         21%
Ratio of expenses to average net assets prior to
 waived fees and reimbursed expenses.................      N/A         N/A         N/A         N/A
Ratio of net investment income to average net assets
 prior to waived fees and reimbursed expenses........      N/A         N/A         N/A         N/A
---------------
(1) The Fund changed its fiscal year end from Decembe
(2) The financial information for the fiscal periods
    for the Fixed Income Strategy Fund of the Trust w
    January 2, 1992.
(3) The Fund commenced operations on March 31, 1987.
(4) Ratio includes income and expenses charged to the
(5) Represents portfolio activity for the Fund's stan
    Government Allocation Master Portfolio for the pe


PROSPECTUS                             12

                        U.S. GOVERNMENT ALLOCATION FUND
                        FOR A CLASS B SHARE OUTSTANDING


                                                                       PERIOD       YEAR
                                                                        ENDED      ENDED
                                                                      SEPT. 30,   DEC. 31,
                                                                       1996(1)    1995(2)
                                                                      ---------   --------
Net asset value, beginning of period................................   $10.91      $10.00
Income from investment operations:
Net investment income (loss)........................................     0.36        0.49
Net realized and unrealized gain (loss) on investments..............    (0.37)       0.91
Total from investment operations....................................     0.01        1.40
Less distributions:
Dividends from net investment income................................    (0.36)      (0.49)
Distributions from net realized gain................................     0.00        0.00
Total from distributions............................................    (0.36)      (0.49)
Net asset value, end of period......................................   $10.54      $10.91
Total return (not annualized).......................................     0.11%      14.11%
Ratios/supplemental data:
Net assets, end of period (000).....................................   $6,406      $4,077
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.............................     1.92%(3)    1.65%
Ratio of net investment income to average net assets................     4.60%(3)    4.31%
Portfolio turnover..................................................       31%(4)     292%
Ratio of expenses to average net assets prior to waived fees and
 reimbursed expenses................................................     2.21%(3)    2.36%
Ratio of net investment income to average net assets prior to waived fees and
 reimbursed expenses................................................     4.31%(3)    3.60%


---------------


(1) The Fund changed its fiscal year-end from December 31 to September 30.


(2) Class B shares commenced operations on January 1, 1995.


(3) Ratio includes income and expenses charged to the Master Portfolio.


(4) Represents portfolio activity for the Fund's stand-alone period only. The portfolio turnover rate for the U.S. Government Allocation Master Portfolio for the period from April 28, 1996 to September 30, 1996 was 87%.


                                       13                             PROSPECTUS

                               HOW THE FUNDS WORK

INVESTMENT OBJECTIVE AND POLICIES

ASSET ALLOCATION FUND


  The Asset Allocation Fund's investment objective is to seek over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. This investment objective is fundamental and cannot be changed without shareholder approval. The Fund seeks to achieve its investment objective by investing all of its assets in the Asset Allocation Master Portfolio, which has the same fundamental investment objective as the Fund. As with all mutual funds, there can be no assurance that the Fund or the Master Portfolio, which is a diversified portfolio, will achieve their investment objectives. The Master Portfolio seeks to achieve its objective by pursuing a strategy of allocating and reallocating investments among three asset classes -- common stocks, U.S. Treasury bonds, and money market instruments. This strategy is based upon the premise that asset classes from time to time are undervalued or overvalued relative to each other by the market and that undervalued asset classes represent relatively better long-term, risk-adjusted investment opportunities. Timely, low-cost shifts among these asset classes (as determined by their perceived relative overvaluation or undervaluation) can therefore produce attractive investment returns. Using this strategy, BGFA regularly determines the appropriate mix of asset classes and the portfolio of the Master Portfolio is periodically adjusted to achieve this mix.



  In determining the recommended mix, BGFA uses an investment model (an "Investment Model" or "Model") developed over the past 18 years, which is presently used as a basis for managing large employee benefit trust funds and other institutional accounts. The Model, which is proprietary to BGFA, analyzes extensive financial data from numerous sources and recommends a portfolio allocation among common stocks, U.S. Treasury bonds and money market instruments. As further described in the "Prospectus Appendix -- Additional Investment Policies," BGFA implements the Model's recommendations and monitors the performance of the Model based on its assessment of current economic conditions and investment opportunities. The allocation of investments within the portfolio of the Master Portfolio is based solely on the recommendation of the Model. No person is primarily responsible for recommending the mix of asset classes held by the Master Portfolio or the mix of securities within any such asset class. Decisions relating to the Investment Model are made by various BGFA investment committees.


  At any given time, substantially all of the Master Portfolio's assets may be invested in a single asset class and the relative allocation among the asset classes may shift significantly from time to time. The Master Portfolio may use stock index futures and

PROSPECTUS                             14
options thereon, and interest rate futures and options thereon, as a substitute for a comparable market position in the underlying securities.

  The Asset Allocation Master Portfolio's assets will be invested as follows:

  Stock Investments. In making its stock investments, the Master Portfolio invests in the common stocks which comprise the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")* using, to the extent feasible, the same weighting formula used by that index. The Master Portfolio does not individually select common stocks on the basis of traditional investment analysis.

  Bond Investments. The Master Portfolio purchases U.S. Treasury bonds with maturities greater than 20 years. The bond portion of the portfolio of the Master Portfolio is generally managed to attain an average maturity of between 22 and 28 years for the U.S. Treasury bonds held. This form of debt instrument has been selected by BGFA because of the relatively low transaction costs of buying and selling U.S. Treasury bonds and because of the low default risk associated with such instruments.

  Money Market Investments. The money market instrument portion of the portfolio of the Master Portfolio generally will be invested in high-quality money market instruments, including U.S. Government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements.


  A more complete description of the Model and the Master Portfolio's investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


U.S. GOVERNMENT ALLOCATION FUND


  The U.S. Government Allocation Fund's investment objective is to seek over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. This investment objective is fundamental and cannot be changed without shareholder approval. The Fund seeks to achieve its investment objective by investing all of its assets in the U.S. Government Allocation Master Portfolio. The U.S. Government Allocation Master Portfolio has the same fundamental investment objective as the Fund. As with all mutual funds, there can be no assurance that the Fund or the Master Portfolio will achieve their investment


---------------


  * The S&P 500 Index is an unmanaged index of stocks comprised of 500 companies, including industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "Standard & Poor's 500" are trademarks of McGraw-Hill, Inc. Neither the Asset Allocation Master Portfolio nor the Asset Allocation Fund is sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund or Master Portfolio.


                                       15                             PROSPECTUS
objectives. The Master Portfolio seeks to achieve its objective by pursuing a strategy of allocating and reallocating its investments among the following three classes of debt instruments: long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes, and short-term money market instruments. This strategy is based upon the premise that these asset classes from time to time are overvalued or undervalued relative to each other by the market and that undervalued asset classes represent relatively better long-term investment opportunities. Timely, low-cost shifts among these asset classes (as determined by their perceived relative overvaluation or undervaluation) can therefore produce attractive long-term investment returns. Using this strategy, BGFA regularly determines the recommended mix of asset classes and the portfolio of the Master Portfolio is periodically adjusted to achieve this mix. Under normal market conditions, the Master Portfolio will invest at least 65% of the value of its total assets in U.S. Government obligations.



  In determining the recommended mix, BGFA uses an investment model (also, an "Investment Model" or "Model") which is presently used as a basis for managing large employee benefit trust funds and other institutional accounts. The Model, which is proprietary to BGFA, analyzes risk, correlation and expected return data and recommends a portfolio allocation among the three classes of debt instruments. As further described in the "Prospectus Appendix -- Additional Investment Policies," BGFA implements the Model's recommendations and monitors the performance of the Model based on its assessment of current economic conditions and investment opportunities. The allocation of investments within the portfolio of the Master Portfolio is based solely on the recommendation of the Investment Model. No person is primarily responsible for recommending the mix of asset classes held by the Master Portfolio or the mix of securities within any such asset class. Decisions relating to the Investment Model are made by various BGFA investment committees.


  At any given time, substantially all of the Master Portfolio's assets may be invested in a single asset class and the relative allocation among the asset classes may shift significantly from time to time. The Master Portfolio is not designed to profit from short-term market changes. Instead, it is designed for investors with investment horizons of five years and greater.

  The U.S. Government Allocation Fund's assets will be invested and reinvested in the following types of debt instruments:

  Long-Term Investments. The Master Portfolio purchases U.S. Treasury bonds with maturities greater than 20 years. This portion of the portfolio of the Master Portfolio is generally managed to attain an average maturity of between 22 and 28 years.

  Intermediate-Term Investments. The Master Portfolio purchases U.S. Treasury notes with maturities generally ranging from 5 to 7 years. This portion of the portfolio of the Master Portfolio is generally managed to attain an average maturity of approximately 6 years.

PROSPECTUS                             16

  Short-Term Investments. The Master Portfolio purchases short-term money market instruments with remaining maturities of one year or less. This portion of the portfolio of the Master Portfolio may be invested in various types of short-term money market instruments, including U.S. Government obligations, commercial paper, bankers' acceptances, certificates of deposit, fixed time deposits, and repurchase agreements. Obligations of both domestic and foreign banks may be included.

  U.S. Government obligations have been selected by Wells Fargo Bank as the Master Portfolio's principal investments because of their relatively low purchase and sale transaction costs and because of the low default risk associated with them (i.e., they are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises). The Master Portfolio may use interest rate futures and options thereon as a substitute for a comparable market position in the underlying securities.


  A key component of the U.S. Government Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk, which are incorporated into the allocation decision. The principal inputs of financial data to the model currently are: (i) yields on 90-day U.S. Treasury bills, 5-year U.S. Treasury notes and 30-year U.S. Treasury bonds; (ii) the expected statistical standard deviation in investment returns for each class of fixed income instrument; and (iii) the expected statistical correlation of investment return among the various classes of fixed income instruments. Using these and other data, the model is run daily to determine the recommended allocation. The model's recommendations are presently implemented in 10% increments. Because the Master Portfolio may shift its investment allocations significantly from time to time, its performance may differ from funds which invest in one asset class or from funds with a constant mix of assets.



  A more complete description of the Model and the Master Portfolio's investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the SAI.



  Asset Allocation and U.S. Government Allocation Master Portfolios



  Each Fund currently invests all of its assets in a Master Portfolio with a corresponding investment objective. Prior to April 29, 1996, each Fund invested directly in a portfolio of securities. Whenever a Fund, as a Master Portfolios' interestholder, is requested to vote on matters submitted to interest holders of the Master Portfolio, the Funds will hold a meeting of its shareholders to consider such matters and the Fund will cast its votes in proportion to the votes received from Fund shareholders. Each Fund will vote Master Portfolio shares for which it receives no voting instructions in the same proportion as the votes received from Fund shareholders. If a Master Portfolio's investment objective or policies are changed, the corresponding Fund could subsequently change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolios and either seek a new investment company


                                       17                             PROSPECTUS
with a substantially matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.


RISK FACTORS



  The price per share of the Funds will fluctuate with changes in value of the investments held by the Fund. Shareholders of a Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund and the value of an investment in a Fund may increase or decrease.



  Because each Master Portfolio may shift its investment allocations significantly from time to time, the performance of the Master Portfolio and its corresponding Fund may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high portfolio turnover rates, which may, in turn, result in increased brokerage and transaction costs, and/or increased short-term capital gains or losses.



  The portfolio debt instruments of the Master Portfolios are subject to interest rate risk and credit risk. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the instruments in which a Master Portfolio invests and hence the value of your investment in the Fund which invests in such Master Portfolio. The value of instruments held by the Master Portfolios generally changes inversely to changes in market interest rates. During those periods in which a high percentage of the portfolio of a Master Portfolio is invested in long-term bonds, its exposure to interest rate risk will be greater because the longer maturity of those instruments means they generally are more sensitive to interest rate fluctuations than shorter-term debt instruments. Credit risk is the risk that the issuer of a debt instrument is unable, due to financial constraints, to make timely payments on its outstanding obligations. The portfolio equity investments of the Master Portfolios are subject to equity market risk. Equity market risk is the risk that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.



  As with all mutual funds, there can be no assurance that the Funds or the Master Portfolios will achieve their investment objectives. Investors should be prepared to accept that risk, as well as the risk that a Fund may underperform (over the short and/or long term) one or more of the three classes of securities in which the corresponding Master Portfolio invests.


PROSPECTUS                             18

PERFORMANCE


  The performance of each class of shares of the Asset Allocation Fund may be advertised in terms of average annual total return. The performance of each class of shares of the U.S. Government Allocation Fund may be advertised in terms of average annual total return and yield. These performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of a Fund. Each Fund's performance corresponds directly to the investment performance of the corresponding Master Portfolio.



  Average annual total return of the shares of a class of a Fund is based on the overall dollar or percentage change in value of a hypothetical investment in the class and assumes that all dividends and capital gain distributions are reinvested in shares of that class. Yield of the shares of each class is calculated by dividing the net investment income per class share earned during a specified period (usually 30 days) by net asset value per share, on the last day of such period and annualizing the result. In addition to presenting a standardized total return, at times, each class also may present nonstandardized total returns, yield information and distribution rates.



  Because of differences in the fees and/or expenses borne by Class B shares of the Funds, the net performance quotations on such shares can be expected, at any given time, to be lower than the net performance quotations on Class A shares. Standardized performance quotations are computed separately for Class A and Class B shares.



  Additional information about the performance of each Fund is contained in the SAI under "Performance Calculations" and in the Annual Report, which may be obtained free of charge by calling the Company at 1-800-222-8222 or by writing the Company at the address on the inside front cover of the Prospectus.


                            THE FUNDS AND MANAGEMENT

THE FUNDS


  The Funds are two of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of 23 other funds. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors at NAV. Each class of shares represents an equal, proportionate interest in a Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of a Fund's operating expenses except for certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. For information on another fund or a class of shares, please call


                                       19                             PROSPECTUS

Stagecoach Shareholder Services at 1-800-222-8222 or write the Company at the address shown on the front cover of the Prospectus.



  The Company's Board of Directors supervises the Funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be requested for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a Fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). As a shareholder of a Fund, you receive one vote for each share you own and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.



MANAGEMENT



  Wells Fargo Bank is the Master Portfolios' investment adviser. In addition, Wells Fargo Bank is the Funds' administrator, transfer and dividend disbursing agent, a shareholder servicing agent and selling agent. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to the other separately managed funds of the Company, and as investment adviser or sub-adviser to five other registered, open-end management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.



  BGFA, located at 45 Fremont Street, San Francisco, California 94105, serves as sub-adviser to the Master Portfolios. BGFA is a wholly owned subsidiary of BGI and an indirect subsidiary of Barclays. BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. BGFA also serves as investment adviser or sub-adviser to five other registered, open-end, management investment companies. As of October 31, 1996, BGFA and BGI managed or provided investment advice for assets aggregating in excess of $336 billion.



  Morrison & Foerster LLP, counsel to the Company and MIT and special counsel to Wells Fargo Bank and BGFA, has advised the Company, MIT, Wells Fargo Bank and BGFA that Wells Fargo Bank and BGFA and their respective affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state


PROSPECTUS                             20
statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


                             INVESTING IN THE FUNDS

OPENING AN ACCOUNT


  You can buy Fund shares in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, you may call 1-800-222-8222.


  After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same). Call the number on your confirmation statement to obtain information about what is required to change registration.

  To invest in the Funds through a tax-deferred retirement plan, please contact a Shareholder Servicing Agent or a Selling Agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below.

  The Company or Stephens may make the Prospectus available in an electronic format. Upon request, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE


  The value of a share of a class of the Funds is its "net asset value" or NAV. Wells Fargo Bank calculates the NAV of each class of the Funds each day the Funds are open as of the close of regular trading on the New York Stock Exchange ("NYSE") (referred to hereafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time). The Funds are open for business on each day the NYSE is open for trading (a "Business Day"). The NAV per share for each class of the Funds is the value of total net assets attributable to such class divided by the number of outstanding shares of that class. The value of the net assets per class is determined daily by adjusting the net assets per class at the beginning of the day by the value of each class's shareholder activity, net


                                       21                             PROSPECTUS
investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each class by attributing to each class a pro rata share of daily income and common expenses, and by assigning class-specific expenses to each class as appropriate.


  Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the Funds' other assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Company's Board of Directors. Prices used for such valuations may be provided by independent pricing services.

HOW TO BUY SHARES


  Class A and Class B shares of the Funds are offered continuously at the applicable offering price (NAV plus the applicable sales charge) next determined after a purchase order is received in the form specified for the purchase method being used, as described in the following sections. Payment for shares purchased through a selling agent is not due from the selling agent until the settlement date, normally three Business Days after the order is placed. It is the responsibility of the selling agent to forward payment for shares being purchased to a Fund promptly. Payment must accompany orders placed directly through the transfer agent.



  Payments for shares of each class of a Fund will be invested in full and fractional shares of such class at the applicable offering price. If shares are purchased by a check which does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Company may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 10 days).



  The minimum initial investment amount is generally $1,000. The minimum investment amount is $100 by the AutoSaver Plan purchase method (described below) and $250 for any tax-deferred retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"). Generally, all subsequent investments must be made in amounts of $100 or more. Where Fund shares are acquired in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged generally carries over. However, if the value of your investment in the shares you are exchanging has been reduced below the minimum initial investment amount by changes in market conditions or sales charges (and not by redemptions), you may carry over the lesser amount into one of the Funds. Plan Accounts that invest in the Fund through Wells Fargo ExpressInvest(TM) (available to certain Wells Fargo tax-deferred retirement plans) are not subject to the minimum initial investment amount or the subsequent investment amount requirements. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their


PROSPECTUS                             22
employees, such as pursuant to a payroll deduction or other accumulation plan. If you have questions regarding purchases of shares, please call 1-800-222-8222. If you have any questions regarding ExpressInvest please call 1-800-237-8472. For additional information on tax-deferred accounts, please refer to the section "How to Buy Shares" under Tax-Deferred Retirement Plans or contact a Shareholder Servicing Agent.


SALES CHARGES


  Set forth below is a Front-end Sales Charge Schedule listing the front-end sales charges applicable to purchases of Class A shares of the Funds. As shown below, reductions in the rate of front-end sales charges ("Volume Discounts") are available as you purchase additional Class A shares (contingent-deferred sales charges applicable to Class B shares are described below). You should consider the front-end sales charge information set forth below and the other information contained in this Prospectus when making your investment decisions.



                        FRONT-END SALES CHARGE SCHEDULE


                                 CLASS A SHARES



                          FRONT-END          FRONT-END
                         SALES CHARGE      SALES CHARGE      DEALER ALLOWANCE
                           AS%  OF          AS%  OF NET          AS%  OF
   AMOUNT OF PURCHASE   OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE
--------------------------------------    ---------------    ----------------
Less than $50,000.......      4.50%             4.71%               4.00%
$50,000 up to
$100,000................      4.00              4.17                3.55
$100,000 up to
$249,999................      3.50              3.63               3.125
$250,000 up to
$499,999................      2.50              2.56                2.00
$500,000 up to
$999,999................      2.00              2.04                1.75
$1,000,000 and over.....      0.00(1)           0.00                1.00


-------------------------------

(1) Class A shares that are redeemed within one year from the receipt of a purchase order for such shares are subject to a contingent deferred sales charge of 1.00% of the dollar amount equal to the lesser of the NAV at the time of purchase or the NAV of such shares at the time of redemption.



  A selling agent or shareholder servicing agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A shares as compared with Class B shares.



  If Class A shares are purchased through a selling agent, Stephens reallows the portion of the front-end sales charge shown above as the Dealer Allowance. Stephens also compensates Selling Agents for sales of Class B shares, and is then reimbursed out of applicable Rule 12b-1 fees and contingent-deferred sales charges to such shares. When shares are purchased directly through the Transfer Agent and no Selling Agent is involved with the purchase, the entire front-end sales charge is paid to Stephens.


                                       23                             PROSPECTUS

REDUCED SALES CHARGE -- CLASS A SHARES



  Discounts described below pertaining to reduced sales charges for Class A shares are based on your holdings or purchases of shares on which you have paid or will pay a front-end sales charge. Because Class B shares are not subject to front-end sales charges, you may not consider the amount of any Class B shares you hold in determining any Volume Discount.


  Volume Discounts


  The Volume Discounts described in the Front-end Sales Charge Schedule are available to you based on the combined dollar amount you invest in Class A shares of one or more of the Company's funds that assess a front-end sales charge (the "Load Funds").


  Right of Accumulation


  The Right of Accumulation allows you to combine the amount you invest in Class A shares of a Fund with the total NAV of shares (other than Class B Shares) in any of the Load Funds to determine reduced front-end sales charges in accordance with the above Front-end Sales Charge Schedule. In addition, you also may combine the total NAV of shares (other than Class B Shares) which you currently have invested in any other mutual fund that assesses a front-end sales charge and is advised or sub-advised by Wells Fargo Bank and sponsored by Stephens. For example, if you own Class A shares of the Load Funds with an aggregate NAV of $90,000 and you invest an additional $20,000 in Class A shares of a Load Fund, the front-end sales charge on the additional $20,000 investment would be 3.50% of the applicable offering price. To obtain such discount, you must provide sufficient information at the time of your purchase to verify that your purchase qualifies for the reduced front-end sales charge. Confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time without prior notice with respect to all subsequent shares purchased.


  Letter of Intent


  A Letter of Intent allows you to purchase Class A shares of a Fund over a 13-month period at a reduced front-end sales charge based on the total amount of Class A shares you intend to purchase plus the total NAV of shares (other than Class B shares) in any of the Load Funds you already own. Each investment in Class A shares that you make during the period may be made at the reduced front-end sales charge that is applicable to the total amount you intend to invest. If you do not invest the total amount within the period, you must pay the difference between the higher front-end sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. The minimum initial investment for a Letter of Intent is 5% of the total amount you intend to purchase, as specified in the Letter. Shares of a Fund equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, a sufficient amount of


PROSPECTUS                             24
escrowed shares will be redeemed for payment of the additional front-end sales charge. Dividend and capital gains paid on such shares held in escrow will be reinvested in additional Fund shares.

  Reinvestment


  You may reinvest proceeds from a redemption of Class A shares in Class A shares of a Fund or in shares of another of the Company's funds registered in your state of residence at NAV, without a front-end sales charge, within 120 days after your redemption. However, if the other investment portfolio charges a front-end sales charge that is higher than the sales load that you have paid in connection with the Class A shares you have redeemed, you must pay the difference between the dollar amount of the two front-end sales charges. You may reinvest at this NAV price up to the total amount of the redemption proceeds. A written purchase order for the shares must be delivered to the Company, a Selling Agent, a Shareholder Servicing Agent, or the Transfer Agent at the time of reinvestment.


  Reductions for Families or Fiduciaries

  Reductions in front-end sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

  Waivers for Investments of Proceeds From Other Investments


  Purchases may be made at NAV, without a front-end sales charge, to the extent that: (i) you are investing proceeds from a redemption of shares of another open-end investment company on which you paid a front-end sales charge, and (ii) such redemption occurred within thirty (30) days prior to the date of the purchase order. You must notify the Fund and/or the Transfer Agent at the time you place such purchase order of your eligibility for the waiver of front-end sales charges and provide satisfactory evidence thereof (e.g., a confirmation of the redemption and the sales charges paid). Front-end sales charges will not be waived to the extent the investment proceeds are from a redemption of shares of another open-end investment company that is affiliated with the Company on which you paid a contingent-deferred sales charge upon redemption.


  Reductions for Qualified Groups


  Reductions in front-end sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other


                                       25                             PROSPECTUS
than acquiring shares of a Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote 5% or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase shares at a reduced sales load must provide evidence satisfactory to the Transfer Agent of the existence of a bona fide qualified group and their membership therein.

  Waivers for Certain Parties


  Class A shares of a Fund may be purchased at NAV, without payment of a front-end sales charge, by directors, officers and employees (and their spouses, parents, children and siblings) of the Company, Stephens, its affiliates and Selling Agents. Class A shares of a Fund also may be purchased at NAV, without a front-end sales charge, by present and retired directors, officers and employees (and their spouses, parents, children and siblings) of Wells Fargo Bank and its affiliates if Wells Fargo Bank and/or the respective affiliates agree. Class A shares of a Fund also may be purchased at NAV, without a front-end sales charge, by employee benefit and thrift plans for such persons and by any investment advisory, trust or other fiduciary account, including certain Plan Accounts, that are maintained, managed or advised by Wells Fargo Bank or its affiliates ("Fiduciary Accounts"). In addition, you may purchase Class A shares of a Fund at NAV, without a front-end sales charge, with proceeds from a required minimum distribution from any Individual Retirement Account ("IRA"), Simplified Employee Pension Plan or other self-directed retirement plan for which Wells Fargo Bank serves as trustee, provided that the proceeds are invested in the Funds within 30 days of such distribution and such distribution is required as a result of reaching age 70 1/2.



CONTINGENT-DEFERRED SALES CHARGES -- CLASS B SHARES



  Class B shares may be subject to a contingent-deferred sales charge ("CDSC"). A CDSC is an amount you pay if you redeem your shares within a specified period. The CDSC will be equal to a percentage of the lesser of the NAV of your shares at the time of purchase or the NAV of your shares at redemption.



  Except as described below, if you purchase Class B shares and redeem such shares within six years of the date of purchase the Class B shares are subject to a CDSC as follows:



Redemption Within:                       1 Year   2 Years   3 Years   4 Years   5 Years   6 Years
------------------                       ------   -------   -------   -------   -------   -------
    CDSC:                                  5%        4%        3%        3%        2%        1%


PROSPECTUS                             26

  Class B shares of a Fund purchased prior to March 3, 1997, are subject to a CDSC if redeemed within four years of purchase. For so long as you hold Class B shares of such Fund, any new Class B shares of the Fund that you acquire are subject to a CDSC if redeemed within four years. In addition, if you exchange Class B shares of the Fund for Class B shares of another fund, upon redemption the CDSC applicable to the original Class B shares of the Fund will apply. The CDSCs applicable to such shares are as follows:



Redemption Within:                             1 Year   2 Years   3 Years   4 Years
------------------                             ------   -------   -------   -------
    CDSC:                                        3%        2%        1%        1%



  Contingent-deferred sales charge will not be imposed on amounts representing increases in NAV above the NAV at the time of purchase. Contingent-deferred sales charges will not be assessed on Class B shares purchased through reinvestment of dividends or capital gain distributions. Class B shares automatically convert into Class A shares of the same Fund six years after the end of the month in which such Class B shares were acquired.



  The amount of a contingent-deferred sales charge, if any, paid upon redemption of Class B shares is determined in a manner designed to result in the lowest sales charge rate being assessed. When a redemption request is made, Class B shares acquired pursuant to the reinvestment of dividends and capital gain distributions are considered to be redeemed first. After this, Class B shares are considered redeemed on a first-in, first-out basis so that Class B shares held for a longer period of time are considered redeemed prior to more recently acquired Class B shares. For a discussion of the interaction between the optional Exchange Privilege and contingent-deferred sales charges on Class B shares, see "Additional Shareholder Services -- Exchange Privilege."



  Contingent-deferred sales charges are waived on redemptions of Class B Shares of a Fund (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder, (ii) to the extent that the redemption represents a scheduled distribution from an individual retirement account or other retirement plan to a shareholder who has reached age 59 1/2, (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate NAV of the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of the Company with any other registered investment company by a merger, acquisition of assets, or by any other transaction.



  In deciding whether to purchase Class A or Class B shares, you should compare the fees assessed on Class A shares (including front-end sales charges) against those assessed on Class B shares (including potential contingent-deferred sales charges and higher Rule 12b-1 fees than Class A shares) in light of the amount to be invested and the anticipated time that the shares will be owned. If your purchase order would qualify you for a reduced sales charge on Class A shares, you should consider carefully whether


                                       27                             PROSPECTUS
you would pay lower fees ultimately on Class A shares or Class B shares. See "Investing in the Funds -- Sales Charges" for information on reduced sales charges for Class A shares.



  You may buy shares of the Funds on any Business Day by any of the methods described below. The Company reserves the right to reject any purchase order or suspend sales at any time. Payment for orders that are not received is returned after prompt inquiry. The issuance of shares is recorded on the Company's books, and share certificates are not issued.


INITIAL PURCHASES BY WIRE

1. Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

  Wells Fargo Bank, N.A.
  San Francisco, California
  Bank Routing Number: 121000248
  Wire Purchase Account Number: 4068-000587

  Attention: Stagecoach Funds (Name of Fund) (designate Class A or Class B)

  Account Name(s): Name(s) in which to be registered
  Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

  Wells Fargo Bank, N.A.
  Stagecoach Shareholder Services
  P.O. Box 7066
  San Francisco, California 94120-7066
  Telefacsimile: 1-415-543-9538


4. Share purchases are effected at the public offering price or, in the case of Class B shares, at the NAV next determined after the Account Application is received and accepted.


INITIAL PURCHASES BY MAIL

1. Complete an Account Application. Indicate the services to be used.


2. Mail the Account Application and a check for $1,000 or more payable to "Stagecoach Funds (Name of Fund) (designate Class A or Class B)," to the address above.


PROSPECTUS                             28

3. Share purchases are effected at the public offering price or, in the case of Class B shares, at the NAV next determined after the Account Application is received and accepted.


AUTOSAVER PLAN PURCHASES


  The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to a Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from an account with a bank, which is designated in your Account Application and is approved by the Transfer Agent ("Approved Bank Account"). You may open an Approved Bank Account with Wells Fargo Bank. The Transfer Agent withdraws and uses this amount to purchase specified Fund shares on your behalf on or about the day that you have selected or, if you have not selected a day, on or about the 20th day of each month. If you hold shares through a brokerage account, the AutoSaver Plan will comply with the terms of your brokerage agreement. The Transfer Agent requires a minimum of ten (10) Business Days to implement your AutoSaver Plan purchases. There are no separate fees charged to you by the Company for participating in the AutoSaver Purchase Plan.



  You may change your investment amount or the date on which your AutoSaver Purchase is effected, suspend purchases or terminate your election at any time by providing notice to the Transfer Agent at least five (5) Business Days prior to any scheduled transaction.


TAX-DEFERRED RETIREMENT PLANS


  You may be entitled to invest in the Funds through a Plan Account or other tax-deferred retirement plan. Contact a shareholder servicing agent or a selling agent (such as Wells Fargo Bank) for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount of Fund shares acquired through a Plan Account is $250 (the minimum initial investment amount is not applicable if you participate in ExpressInvest through a Plan Account).



  Application materials for opening a tax-deferred retirement plan can be obtained from a shareholder servicing agent or a selling agent. Return your completed tax-deferred retirement plan application to your Shareholder servicing agent or a selling agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before a Fund account is opened. You should ask your shareholder servicing agent or selling agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may


                                       29                             PROSPECTUS
not be available to individuals or entities who invest through a tax-deferred retirement plan.

ADDITIONAL PURCHASES


  You may make additional purchases of $100 or more by instructing a Fund's Transfer Agent to debit your Approved Bank Account, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Stagecoach Funds (Name of Fund) (designate Class A or B)" to the address set forth in "Initial Purchases by Wire". Write your Fund account number on the check and include the detachable stub from your Statement of Account or a letter providing your Fund account number.


PURCHASES THROUGH SELLING AGENTS


  You may place a purchase order for Class A or Class B shares of a Fund through a broker/dealer or financial institution which has entered into a Selling Agreement with Stephens, as the Funds' Distributor ("Selling Agent"). If your order is placed by the close of the NYSE, the purchase order generally will be executed on the same day if the order is received by the Transfer Agent before the close of business. If your purchase order is received by a Selling Agent after the close of the NYSE or by the Transfer Agent after the close of business, then your purchase order will be executed on the next Business Day following the day your order is placed. The Selling Agent is responsible for the prompt transmission of your purchase order to the Fund. Because payment for shares of the Funds will not be due until settlement date, the Selling Agent might benefit from temporary use of your payment. A financial institution that acts as a Selling Agent, shareholder servicing agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.


PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS


  Purchase orders for Class A or Class B shares of the Funds may be transmitted to the transfer agent through any entity that has entered into a shareholder servicing agreement with the Funds ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management, Distribution and Servicing
Fees -- Shareholder Servicing Agent." The Shareholder Servicing Agent may transmit a purchase order to the Transfer Agent, on your behalf, including a purchase order for which payment is to be transferred from your Approved Bank Account or wired from a financial institution. If your order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of the NYSE, the purchase order generally will be executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the Transfer Agent after the close of the NYSE, then your order generally will be executed on the next


PROSPECTUS                             30

Business Day following the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the Transfer Agent.

STATEMENTS AND REPORTS


  The Company, or a Shareholder Servicing Agent on its behalf, will typically send you a confirmation or statement of your account after every transaction that affects your share balance or your Fund account registration. Every January, you will be provided a statement, with tax information for the previous year to assist you in tax return preparation.



                    DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS



  The Asset Allocation Fund intends to declare a quarterly dividend and the U.S. Government Allocation Fund intends to declare a daily dividend of substantially all of their respective net investment income to shareholders of record. Dividends declared by the U.S. Government Allocation Fund in a month generally are distributed on the last Business Day of each month to shareholders of record. With regard to the U.S. Government Allocation Fund, dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. The Funds will distribute any capital gains at least annually. You have several options for receiving dividend and capital gain distributions. They are discussed under "Additional Shareholder
Services -- Dividend and Capital Gain Distribution Options."



  Dividend and capital-gain distributions will have the effect of reducing the NAV per share by the amount distributed. Although distributions paid to you on newly issued shares shortly after your purchase would represent, in substance, a return of your capital, the distributions would ordinarily be taxable to you.



  Net investment income available for distribution to the holders of Class B Shares is reduced by the amount of the higher Rule 12b-1 Fee payable on such shares. Expenses that are attributable to a particular class also may affect the relative dividends and/or capital-gain distributions of Class A and Class B shares.


                                       31                             PROSPECTUS

                              HOW TO REDEEM SHARES



  You may redeem Fund shares on any Business Day. Your shares are redeemed at the NAV per share next calculated after the Company has received your redemption request in proper form. The Company ordinarily will remit redemption proceeds, net of any contingent-deferred sales charge applicable with respect to Class B shares (the "net redemption proceeds"), within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of such Fund. In addition, a Fund may hold payment on your redemptions until reasonably satisfied that your investments made by check have been collected (which can take up to 10 days from the purchase date). To ensure acceptance of your redemption request, please follow the procedures described below. Although it is not the Funds' current intention, the Funds may make payment of redemption proceeds in securities if conditions warrant, subject to regulation by some state securities commissions. In addition, the Funds reserve the right to impose charges for wiring redemption proceeds.



  All redemptions of shares generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage costs in converting such securities to cash.



  Due to the high cost of maintaining Fund accounts with small balances, the Company reserves the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of shares of a Fund after an investor has made only the applicable minimum initial investment). However, you will be given 30 days' notice to make an additional investment to increase your account balance to an amount equal to or greater than the applicable minimum balance. Plan Accounts are not subject to minimum Fund account


PROSPECTUS                             32
balance requirements. For a discussion of applicable minimum balance requirements, see "Investing in the Funds -- How To Buy Shares."


REDEMPTIONS BY TELEPHONE

  Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY MAIL


1. Write a letter of instruction. Indicate the class and the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your taxpayer identification number "TIN", which is generally your social security or employer identification number.


2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.


3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than yourself at your address of record or your Approved Bank Account, or other unusual circumstances exist which cause the Transfer Agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.



4. Mail your letter to the Transfer Agent at the mailing address set forth under "Investing in the Funds -- Initial Purchases by Wire."



  Unless other instructions are given in proper form, a check for your net redemption proceeds is sent to your address of record.


                                       33                             PROSPECTUS

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE


  You may request an expedited redemption of Fund shares by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request, would be expedited. In addition, you also may request an expedited redemption of shares of a Fund by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.



  You may request expedited redemption by telephone by calling the Transfer Agent at the telephone number listed on your transaction confirmation or by calling 1-800-222-8222.



  You may request expedited redemption by mail by mailing your expedited redemption request to the Transfer Agent at the mailing address set forth under "Investing in the Funds -- Initial Purchases by Wire."



  Upon request, net redemption proceeds of your expedited redemptions of $5,000 or more will be wired or credited to your Approved Bank Account or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an account with an Approved Bank or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption. If your expedited redemption request is received by the Transfer Agent by the close of the NYSE on a Business Day, your redemption proceeds will be transmitted to your designated account with an Approved Bank or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for the net redemption proceeds is mailed to your address of record or, at your election, credited to your Approved Bank Account.


  During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the Transfer Agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Funds reserve the right to modify or terminate the expedited telephone redemption privilege at any time.

PROSPECTUS                             34

SYSTEMATIC WITHDRAWAL PLAN


  The Company's Systematic Withdrawal Plan provides you with a convenient way to redeem Fund shares from your account and have the net redemption proceeds distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital gain distributions are being reinvested automatically and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank Account. The Transfer Agent redeems sufficient shares and mails or deposits your net redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Funds for participating in the Systematic Withdrawal Plan. However, you should not participate in the Systematic Withdrawal Plan if you also are purchasing shares of a fund that is subject to a front-end sales charge.



  It may take up to ten (10) days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change your withdrawal amount, suspend withdrawals or terminate your election at any time by notifying the Transfer Agent at least five (5) Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan is terminated automatically if your Fund account is closed or, in some cases, if your Approved Bank Account is closed.


REDEMPTIONS THROUGH SELLING AGENTS

  If your redemption order is received by a Selling Agent before the close of the NYSE and received by the Transfer Agent before the close of business on the same day, the order will be executed at the NAV determined as of the close of the NYSE on that day. If your redemption order is received by a Selling Agent after the close of the NYSE, or not received by the Transfer Agent prior to the close of business, your order will be executed at the NAV determined as of the close of the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Funds.


  Unless you have made other arrangements with the Selling Agent, and the Transfer Agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through a Selling Agent will be credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds will be mailed to your address of record or, if such address is no longer valid, the net redemption proceeds will be credited to your account with the Selling Agent. You may request a check from the Selling Agent or elect to retain the net redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, the Selling Agent may benefit from the use of your redemption proceeds until


                                       35                             PROSPECTUS
the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS


  You may request a redemption of Fund shares through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. If your redemption order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of the NYSE, the redemption order will be executed at the NAV determined as of the close of the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the Transfer Agent after the close of the NYSE, then your order will be executed on the next Business Day following the date your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Funds.



  Unless you have made other arrangements with your Shareholder Servicing Agent, and the Transfer Agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through your Shareholder Servicing Agent are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds will be mailed to your address of record or, if such address is no longer valid, the net redemption proceeds will be credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent. The Shareholder Servicing Agent may charge you a fee. In addition, the Shareholder Servicing Agent may benefit from the use of proceeds credited to your account until any check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.


                        ADDITIONAL SHAREHOLDER SERVICES


  In addition to the optional services described above, the Funds offer you several dividend and distribution payment options and an exchange privilege, which are described below. If you have any questions about the dividend and distribution payment options available to you, please call 1-800-222-8222.



DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS


  When you fill out your Account Application, you can choose from the following dividend and distribution options:


  A. The AUTOMATIC REINVESTMENT OPTION provides for the reinvestment of your dividends and capital-gain distributions in additional shares of the same class of the Fund which paid such dividends or capital-gain distributions. Dividends and distributions declared in a month generally are reinvested at NAV on the last Business Day of such


PROSPECTUS                             36
month. You are assigned this option automatically if you make no choice on your Account Application.


  B. The FUND PURCHASE OPTION lets you use your dividends and/or capital-gain distributions from the Funds to purchase, at NAV, shares of another fund in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Dividends and distributions paid on Class A or Class B Shares may be invested in Class A or Class B Shares, respectively, of another fund, in Retail Shares of another fund, in Class A Shares of the Government Money Market Mutual, Money Market Mutual, Prime Money Market Mutual or Treasury Money Market Mutual Funds or in shares of the California Tax-Free Money Market Mutual or National Tax-Free Money Market Mutual Funds (collectively, the "Money Market Mutual Funds"). Dividends and distributions paid on Class A Shares may also be invested in shares of a non-money market fund of the Stagecoach Family of Funds with a single class of shares (a "single class fund"). Dividends and distributions paid on Class B Shares may not be invested in shares of a single class fund.



  C. The AUTOMATIC CLEARING HOUSE OPTION permits you to have dividends and capital-gain distributions deposited in your Approved Bank Account. In the event your Approved Bank Account is closed and such distribution is returned to the Funds' dividend disbursing agent, the distribution will be reinvested in your Fund account at the NAV next determined after the distribution has been returned. Your Automatic Clearing House Option will be converted to the Automatic Reinvestment Option.



  D. The CHECK PAYMENT OPTION lets you receive a check for all dividends and/or capital-gain distributions, which generally is mailed either to your designated address or your Approved Bank Account shortly following declaration. If the U.S. Postal Service cannot deliver such checks, or if such checks remain uncashed for six months, those checks will be reinvested in your Fund account at the NAV next determined after the earlier of the date the checks have been returned to the dividend disbursing agent or the date six months after the payment of such dividend or distribution. Your Check Payment Option will be converted to the Automatic Reinvestment Option.



  The Company forwards moneys to the dividend disbursing agent so that it may issue you dividend checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear. The Company takes reasonable efforts to locate investors whose checks are returned or uncashed after six months.


                                       37                             PROSPECTUS

EXCHANGE PRIVILEGE


  The exchange privilege is a convenient way to buy shares in another fund of the Stagecoach Family of Funds to respond to changes in your investment needs. You can exchange between the various funds as follows:



                       EXCHANGES BETWEEN                      YES     NO
    --------------------------------------------------------  ---     ---
    Class A shares and a Money Market Mutual Fund...........   X
    Class A shares and Class A shares.......................   X
    Class B shares and a Money Market Mutual Fund...........   X
    Class B shares and Class B shares.......................   X
    Class A shares of a non-Money Market Mutual Fund and
      Class B shares........................................           X



  Important factors that you should consider:



  - You will need to read the prospectus of the fund into which you want to exchange.



  - Every exchange is a redemption of shares of one fund and a purchase of shares of another fund. The redemption may produce a gain or loss for federal income tax purposes.



  - You must exchange at least the minimum initial purchase amount of the fund you are redeeming, unless your balance has fallen below that amount due to market conditions or you have already met the minimum initial purchase amount of the fund you are purchasing.



  - If you exchange Class A shares, you will need to pay any difference between a load that you have already paid and the load that you are subject to in the new fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.50% schedule).



  - You will not pay a contingent deferred sales charge on any exchange from Class B shares into other Class B shares or a Money Market Mutual Fund. The new shares will continue to age while they are in the new fund and will be charged the contingent deferred sales charge applicable to the original shares upon redemption.



  - If you exchange Class A or Class B shares for shares of a Money Market Mutual Fund, you may not re-exchange shares of the Money Market Mutual Fund for shares other than the original exchanged class.



  - Stagecoach may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, Stagecoach will notify you 60 days before discontinuing or modifying the exchange privilege.


PROSPECTUS                             38

  You may exchange shares by writing the Transfer Agent or, if you have telephone privileges, you may call the Transfer Agent. Exchanges are subject to the procedures and conditions applicable to purchasing and redeeming shares.


CONVERSION


  Class B shares of a Fund that have been outstanding for six years after the end of the month in which the shares were initially purchased automatically convert to Class A shares of such Fund and, consequently, will no longer be subject to the higher Rule 12b-1 fees applicable to Class B shares. Such conversion is effected on the basis of the relative NAV of the two Classes, without the imposition of any sales charge or other charge except that the lower Rule 12b-1 Fees applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions on Class B shares will be considered new purchases for purposes of the conversion feature. A conversion should not produce a gain or loss for federal tax purposes.



  If a shareholder effects one or more exchanges among Class B shares of any fund or among shares of a Money Market Mutual Fund during the six-year period and exchanges back into Class B shares, the holding period for shares so exchanged will be counted toward the six-year period and any Class B shares held at the end of six years will be converted into Class A shares.



                          MANAGEMENT, DISTRIBUTION AND

                                 SERVICING FEES

INVESTMENT ADVISER


  Subject to the overall supervision of MIT's Board of Trustees, Wells Fargo Bank, as the Master Portfolios' investment adviser, provides investment guidance and policy direction in connection with the management of the Master Portfolios' assets. Wells Fargo Bank also furnishes the Board of Trustees with periodic reports on the Master Portfolios' investment strategy and performance. For these services, Wells Fargo Bank is entitled to a monthly advisory fee at the annual rate of 0.50% of the first $250 million of each Master Portfolio's average daily net assets, 0.40% of the next $250 million, and 0.30% of the average daily net assets in excess of $500 million.


  Wells Fargo Bank has delegated certain advisory responsibilities to BGFA. Nevertheless, Wells Fargo Bank has retained authority over the management of each

                                       39                             PROSPECTUS

Master Portfolio, and the investment and disposition of each Master Portfolio's assets, and Wells Fargo Bank may reject any investment recommendations or decisions for a Master Portfolio if Wells Fargo Bank determines that such recommendations or decisions are not consistent with the best interests of the Master Portfolio. Wells Fargo Bank pays BGFA for its sub-advisory services annual fees equal to 0.20% of the average daily net assets of the Asset Allocation Master Portfolio and $40,000 plus 0.15% of the average daily net assets of the U.S. Government Allocation Master Portfolio.


  Prior to April 29, 1996 and the Funds' investment in the Master Portfolios, Wells Fargo Bank provided investment advisory services directly to the Funds. For its services as investment adviser, Wells Fargo Bank was entitled to receive a monthly fee at the annual rate of 0.50% of the first $250 million of each Fund's average daily net assets, 0.40% of the next $250 million, and 0.30% of each Fund's average daily net assets in excess of $500 million. Prior to January 1, 1996, Wells Fargo Nikko Investment Advisors ("WFNIA"), an affiliate of Wells Fargo Bank served as sub-adviser to the Funds. WFNIA was entitled to receive from Wells Fargo Bank annual sub-advisory fees equal to 0.20% of the average daily net assets of the Asset Allocation Fund and $40,000 plus 0.15% of the average daily net assets of the U.S. Government Allocation Fund.



  Advisory Fees Paid



  For the nine-month period ended September 30, 1996, Wells Fargo Bank was paid an amount equal to 0.37% of the average daily net assets of the Asset Allocation Fund and 0.50% of the average daily net assets of the U.S. Government Allocation Fund for its services as investment adviser. This includes both amounts paid by the Funds and the Master Portfolios. For the nine-month period ended September 30, 1996, Wells Fargo Bank paid an amount equal to 0.20% of the average daily net assets of the Asset Allocation Fund and 0.18% of the average daily net assets of the U.S. Government Allocation Fund to BGFA for its services as sub-adviser.



  For the year ended December 31, 1995, the Company paid amounts equal to 0.37% and 0.50% of the average daily net assets of the Asset Allocation Fund and U.S. Government Allocation Fund, respectively, to Wells Fargo Bank for its services as investment adviser to such Funds. For the year ended December 31, 1995, Wells Fargo Bank paid amounts equal to 0.20% and 0.18% of the average daily net assets of the Asset Allocation Fund and U.S. Government Allocation Fund, respectively, to WFNIA for its services as sub-adviser to such Funds.


  From time to time, each of the Funds, consistent with its investment objectives, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank or BGI has a lending relationship.

PROSPECTUS                             40

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


  BGI serves as the custodian to the Funds and Master Portfolios. BGI, located at 45 Fremont Street, San Francisco, California 94105, is a special purpose trust company that is owned indirectly by Barclays Bank PLC. BGFA is a wholly owned subsidiary of BGI.


  Wells Fargo Bank serves as the Funds' transfer and dividend disbursing agent. Wells Fargo Bank performs the transfer and dividend disbursing agency activities at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENT


  The Funds have entered into Shareholder Servicing Agreements with Wells Fargo Bank on behalf of each class of shares of the Funds, and may enter into similar agreements with other entities. Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide various administrative services with respect to Fund shares, such as maintaining shareholder accounts and records, assisting shareholders with purchases, exchanges and redemptions and to provide such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent receives a fee, as calculated on an annualized basis for each Fund's then-current fiscal year, up to (1) 0.30% of the average daily net assets attributable to the Class A or Class B shares, as the case may be, owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules"). In no event will the portion of such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of the average NAV attributable to the Class A or Class B shares of each Fund.



  A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent will be required to agree to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.



ADMINISTRATOR AND CO-ADMINISTRATOR



  Well Fargo Bank serves as administrator and Stephens serves as co-administrator to the Company and MIT subject to the overall supervision of the Board of Directors of the Company and the Board of Trustees of MIT, respectively. Wells Fargo Bank and Stephens provide the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation


                                       41                             PROSPECTUS
of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Stephens also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Company's Directors, officers and employees who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively of each Fund's average daily net assets. Wells Fargo Bank and Stephens do not receive a separate administration fee from the Master Portfolios. Wells Fargo Bank and Stephens may delegate certain of their administrative duties to sub-administrators.



  Stephens previously provided substantially the same services as sole administrator to the Funds. For the nine-month period ended September 30, 1996, the Asset Allocation and U.S. Government Allocation Funds paid administrative fees to Stephens at the annual rates of 0.03% and 0.03%, respectively, of each Funds average daily net assets.



SPONSOR AND DISTRIBUTOR



  Stephens is the Company's sponsor and co-administrator, and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.



  Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing Class A and Class B shares of the Funds. The Company also has adopted a Distribution Plan on behalf of each Class of shares of the Funds under the SEC's Rule 12b-1 ("Plans"). Under the Class A Plans for each Fund, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Class A shareholders by paying on an annual basis up to 0.05% of the average daily net assets attributable to the Class A shares of the Funds. The Class A Plans provide only for the reimbursement of actual expenses. Under the Class B Plans, each Fund may defray all or part of such costs and pay compensation to the Distributor and Selling Agents for sales support services. The Class B Plans provide for payments, on an annual basis, of up to 0.70% of the average daily net assets attributable to the Class B Shares of each Fund.


  The Distribution Agreement provides that Stephens shall act as agent for the Funds for the sale of their shares, and may enter into Selling Agreements with Selling Agents that wish to make available shares of the Funds to their respective customers. The Funds may participate in joint distribution activities with any of the other funds of the

PROSPECTUS                             42

Company, in which event expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities will be allocated among each Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable. In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for goods or merchandise.

  In addition, the Plans contemplate that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans subject to any limits under applicable law, regulations or rules, including the NASD Rules. Financial institutions acting as Selling Agents, Shareholder Servicing Agents, or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES


  From time to time, Wells Fargo Bank and Stephens may waive their respective fees owed by each Fund or the pro rata share of the fees owed by each Master Portfolio in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears its pro rata share of all costs of its operations, including advisory, shareholder servicing, transfer agency, custody and administration fees, payments pursuant to any Plans, fees and expenses of its independent auditors and legal counsel, and any extraordinary expenses. Expenses attributable to each Fund or Class are charged against the assets of the Fund or Class. General expenses of the Company and MIT are allocated among all of the funds of the Company, or all of the portfolios of MIT, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Board of Directors or Trustees of the Company or MIT deems equitable.


                                     TAXES


  Distributions from a Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. A portion of dividend distributions to corporate shareholders may be


                                       43                             PROSPECTUS
excludable pursuant to the "dividends-received deduction" allowable to corporate shareholders. Distributions from a Fund's net long-term capital gains are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.



  Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes -- Disposition of Fund Shares" in the SAIs.



  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.



  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI for each Fund.


PROSPECTUS                             44

                             PROSPECTUS APPENDIX -
                         ADDITIONAL INVESTMENT POLICIES


  Set forth below is a description of certain investments and additional investment policies for the Funds, except where otherwise indicated. The Asset Allocation and U.S. Government Allocation Funds each seek to achieve its investment objective by investing all of its assets in the corresponding Master Portfolios. REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF THE FUNDS, UNLESS OTHERWISE INDICATED, SHOULD BE UNDERSTOOD AS REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF THE CORRESPONDING MASTER PORTFOLIOS.


  Money Market Instruments and Temporary Investments


  In accordance with its investment policies, the Funds may invest varying percentages of their assets in money market instruments. In addition, the Funds may have temporary cash balances on account of new purchases, dividends, interest and reserves for redemptions, and which the Funds may invest in the following high-quality money market instruments: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations"); (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser; (iv) nonconvertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of no more than one year that are rated at least "Aa" by Moody's or "AA" by S&P;
(v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (a) have more than $10 billion, or the equivalent in other currencies, in total assets; (b) are among the 75 largest foreign banks in the world as determined on the basis of assets; (c) have branches or agencies in the United States; and (d) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund.


  U.S. Government Obligations


  The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or


                                      A- 1                            PROSPECTUS

(ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


  Short-Term Corporate Debt Instruments


  The Funds may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.



  The Funds also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. The Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.


  Floating- and Variable-Rate Instruments


  The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. Inverse floaters have rates that move in the opposite direction of a benchmark. This feature makes the market value of inverse floaters more volatile Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.


  Repurchase Agreements


  The Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days,


PROSPECTUS                            A- 2
although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.



  Futures Contracts and Options Transactions -- General


  A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contacts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).


  The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.



  The Funds' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, the Funds may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% liquidation amount. Pursuant to regulations and/or published positions of the SEC, each Fund may be required to segregate cash, U.S. Government obligations or other high-quality debt instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying commitment.



  Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures


                                      A- 3                            PROSPECTUS
position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.



  Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.


  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.


  Stock Index Options. The Fund may purchase and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes in the market values of the stocks included in the index. The aggregate premiums paid on all options purchased may not exceed 20% of a Fund's total assets and the value of the options written may not exceed 10% of the value of the Fund's total assets.



  The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends


PROSPECTUS                            A- 4
upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock.


  When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.



  Stock Index Futures and Options on Stock Index Futures. Each Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.



  Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. Each Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. Each Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's securities which are the subject of the transaction.



  Interest-Rate and Index Swaps. Each Fund may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. Each Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.


                                      A- 5                            PROSPECTUS

  The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive net amount of payments that the Fund contractually is entitled to receive.



  The permissible investments described herein are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. The futures contracts and options on futures contracts that the Fund may purchase are considered derivatives. The Funds may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.



  Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose such Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Trustees of MIT and the Board of Directors of the Company concerning the use of derivatives.



  The use of derivatives by the Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with SEC positions regarding the use of leverage.



  Foreign Obligations



  Each Fund may invest up to 25% of its respective assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of


PROSPECTUS                            A- 6
expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


  Loans of Portfolio Securities



  Each Fund may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on such Fund's portfolio. The value of the loaned securities may not exceed one-third of a Fund's total assets and loans of portfolio securities are fully collateralized based on values that are market-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon the borrower or a placing broker. See "Additional Permitted Investment Activities" in the SAI for additional information.



INVESTMENT POLICIES -- THE FUNDS



  Each Fund's investment objective, as set forth in the first paragraph of the "How The Funds Work -- Investment Objectives and Policies" section, is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of a Fund's outstanding voting securities, as described under "Capital Stock" in the SAI for each Fund. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.



  Fundamental Investment Policies


  As matters of fundamental policy, each Fund may: (i) not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this clause (i); (ii) borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet

                                      A- 7                            PROSPECTUS
redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); (iii) make loans of portfolio securities in accordance with its investment policies; and (iv) not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that (a) each Fund may invest 25% or more of its assets in obligations of the U.S. Government, its agencies or instrumentalities, and (b) the Asset Allocation Fund is permitted to concentrate its assets in any industry for the same period as does the S&P 500 Index, (c) the Asset Allocation Fund's money market investments may be invested in the banking industry and in obligations of the U.S. Government, its agencies or instrumentalities, (d) such investments may, from time to time, represent 25% or more of the Asset Allocation Fund's total assets, and (e) each Fund may invest all of its assets in a diversified, open-end management investment company or a series thereof, with the same investment objective, policies and restrictions as the Fund, without regard to these limitations. However, the Asset Allocation Fund's money market investments in the banking industry will not represent 25% or more of its total assets unless the SEC staff has confirmed that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry. With respect to paragraph (ii) above, each Fund presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to paragraph (iii) above, the Asset Allocation Fund presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to paragraph (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer.


  Non-Fundamental Investment Policies


  As a matter of nonfundamental policy, each Fund may not invest more than 15% of the current value of its net assets in illiquid securities, including repurchase agreements having maturities of more than seven days.

INVESTMENT POLICIES -- THE MASTER PORTFOLIOS


  Fundamental Investment Policies


  As matters of fundamental policy, each Master Portfolio may: (i) not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Master Portfolio's total assets would be invested in the securities of such issuer or the Master Portfolio would own more than 10% of the outstanding voting securities of such issuer; (ii) borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); (iii) make loans of portfolio securities in accordance with its investment policies; and
(iv) not invest 25% or more of its assets (i.e., concentrate) in any particular industry,

PROSPECTUS                            A- 8
except that (a) each Master Portfolio may invest 25% or more of its assets in obligations of the U.S. Government, its agencies or instrumentalities, and (b) the Asset Allocation Master Portfolio is permitted to concentrate its assets in any industry for the same period as does the S&P 500 Index, (c) the Asset Allocation Master Portfolio's money market investments may be invested in the banking industry and in obligations of the U.S. Government, its agencies or instrumentalities, and (d) such investments may, from time to time, represent 25% or more of the Asset Allocation Master Portfolio's total assets. However, the Asset Allocation Master Portfolio's money market investments in the banking industry will not represent 25% or more of its total assets unless the SEC staff has confirmed that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry. With respect to paragraph (ii) above, each Master Portfolio presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to paragraph (iii) above, the Asset Allocation Master Portfolio presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to paragraph
(i), it may be possible that MIT would own more than 10% of the outstanding voting securities of an issuer.


  Non-Fundamental Investment Policies


  As a matter of nonfundamental policy, each Master Portfolio may not invest more than 15% of the current value of its net assets in illiquid securities, including repurchase agreements having maturities of more than seven days.

                                      A- 9                            PROSPECTUS

Advised by WELLS FARGO BANK, N.A.

Sponsored/Distributed by
Stephens Inc., Member NYSE/SIPC
                                                                            LOGO
NOT FDIC INSURED

LOGO

P.O. Box 7066
San Francisco, CA 94120-7066

 STAGECOACH FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank
  - are NOT deposits or obligations of the Bank
  - involve investment risk, including possible loss of                   LOGO
  principal

LOGO

Printed on Recycled Paper                                          SC0203 (2/97)

                                      LOGO

                         ------------------------------

                                   PROSPECTUS
                         ------------------------------

                                GINNIE MAE FUND
                             INTERMEDIATE BOND FUND
                       SHORT-INTERMEDIATE U.S. GOVERNMENT
                                  INCOME FUND

                              CLASS A AND CLASS B


                                FEBRUARY 1, 1997

                              STAGECOACH FUNDS(R)


              GINNIE MAE, INTERMEDIATE BOND AND SHORT-INTERMEDIATE

                          U.S. GOVERNMENT INCOME FUNDS


                           CLASS A AND CLASS B SHARES



  Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about Class A and Class B shares of the GINNIE MAE and INTERMEDIATE BOND FUNDS and Class A shares of the SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND -- (each, a "Fund" and, collectively, the "Funds").


  The GINNIE MAE FUND seeks to provide investors with a long-term total rate of return through preserving capital and earning high interest income by investing principally in a portfolio of U.S. Government mortgage pass-through securities, consisting primarily of securities issued by the Government National Mortgage Association (popularly called "Ginnie Maes"), Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The INTERMEDIATE BOND FUND seeks to provide investors with a high level of current income consistent with the preservation of capital and maintenance of liquidity. The SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND seeks to provide investors with current income, while preserving capital, by investing primarily in a portfolio consisting of short- to intermediate-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.


  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own. A Statement of Additional Information ("SAI"), dated February 1, 1997, containing additional information about each Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA for information or assistance.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                       PROSPECTUS DATED FEBRUARY 1, 1997


                                                                      PROSPECTUS

  ALTHOUGH CERTAIN PORTFOLIO INSTRUMENTS HELD BY THE GINNIE MAE AND SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUNDS MAY BE INSURED OR GUARANTEED BY THE UNITED STATES OR ANY FEDERAL AGENCY OR INSTRUMENTALITY, SHARES OF THE FUNDS ARE NOT.


WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND IS COMPENSATED FOR PROVIDING THE FUNDS WITH CERTAIN OTHER SERVICES. STEPHENS INC. ("STEPHENS"),
     WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUNDS' SPONSOR,
                       CO-ADMINISTRATOR AND DISTRIBUTOR.


PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

PROSPECTUS SUMMARY                                                             1


SUMMARY OF FUND EXPENSES                                                       4



FINANCIAL HIGHLIGHTS                                                          10


HOW THE FUNDS WORK                                                            16

THE FUNDS AND MANAGEMENT                                                      24

INVESTING IN THE FUNDS                                                        27


DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS                                       37



HOW TO REDEEM SHARES                                                          38



ADDITIONAL SHAREHOLDER SERVICES                                               43



MANAGEMENT, DISTRIBUTION AND SERVICING FEES                                   46



TAXES                                                                         50


PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY

  The Funds provide you with a convenient way to invest in various portfolios of securities selected and supervised by professional management. The following provides you with summary information about the Funds. For more information, please refer to the identified Prospectus sections and generally to the Prospectus and SAI.

Q. WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The GINNIE MAE FUND seeks to provide investors with a long-term total rate of return through preserving capital and earning high interest income by investing principally in a portfolio of U.S. Government mortgage pass-through securities, consisting primarily of securities issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). Under normal market conditions, the Fund will invest at least 65% of its assets in securities issued by GNMA.

    The INTERMEDIATE BOND FUND seeks to provide investors with a high level of current income consistent with the preservation of capital and maintenance of liquidity. In pursuing its investment objective, the Fund may invest in a broad range of corporate debt obligations, such as fixed- and variable-rate bonds, zero coupon bonds, debentures, obligations convertible into common stock, and various types of demand instruments, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and U.S. dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments, and money market instruments. The Fund also may acquire obligations issued by state and local governments ("municipal obligations"), mortgage-backed and certain other asset-backed securities. Under normal market conditions, the Fund expects to maintain a dollar-weighted average portfolio maturity between three and ten years and the policy of the Fund is to invest at least 65% of the total value of its assets in corporate and government bonds.

    The SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND seeks to provide investors with current income, while preserving capital, by investing primarily in a portfolio consisting of short- to intermediate-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Fund invests primarily in U.S. Treasury securities, notes and bonds and obligations issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises such as GNMA and FNMA. Under normal market conditions, at least 65% of the Fund's total assets will be invested in U.S. Government obligations and the dollar-weighted effective average maturity of the portfolio is expected to be between two and five years. The Fund may also invest in investment-grade

                                        1                             PROSPECTUS
    corporate debt obligations. The Fund is designed for investors with investment horizons of two to five years.

    See "How the Funds Work -- Investment Objectives and Policies" and "Prospectus Appendix -- Additional Investment Policies" for further information on investments.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF INVESTMENT?


A. An investment in a Fund is not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of the Fund's shares. Therefore, you should be prepared to accept some risk with the money you invest in a Fund.



    The market value of investments in fixed-income securities changes in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed-income securities subsequent to their acquisition does not affect cash income from such securities but is reflected in the Fund's net asset value. For example, the mortgage-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, and prevent reinvestment of the proceeds at higher interest rates. The income from the securities typically remains stable, but the value of the securities may fall and adversely affect the NAV of the Funds' shares. Each Fund may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) that are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. The debt securities in which the Funds may invest are subject to credit risk, which is the risk that the issuer cannot pay all or a portion of the obligation represented by a particular security. The Intermediate Bond and Short-Intermediate U.S. Government Income Funds may invest in certain dollar-denominated debt instruments of foreign issuers. Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies.



    The Ginnie Mae and Short-Intermediate U.S. Government Income Funds each invests primarily in U.S. Government obligations, including securities issued or


PROSPECTUS                              2
    guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.


    As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective. See "How the Funds Work -- Investment Objectives and Policies -- Risk Factors" below and "Additional Permitted Investment Activities" in the SAI for further information about the Funds' investments and related risks.


Q. WHO MANAGES MY INVESTMENTS?


A. Wells Fargo Bank, as the Funds' investment adviser, manages your investments. Wells Fargo Bank also provides administrative, transfer agency, dividend disbursing agency and custodial services to the Funds. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent of the Funds. See "The Funds and Management" and "Management, Distribution and Servicing Fees" for further information.


Q. HOW DO I INVEST?


A. You may invest by purchasing shares of the Funds at their public offering price, which is the net asset value ("NAV") per share plus any applicable sales charge. The Class A shares of the Ginnie Mae and Intermediate Bond Funds are subject to a maximum front-end sales charge of 4.50% and Class A shares of the Short-Intermediate U.S. Government Income Fund are subject to a maximum front-end sales charge of 3.00%. Class B shares of the Ginnie Mae and Intermediate Bond Funds that are redeemed within six years of purchase are subject to a maximum contingent-deferred sales charge of 5.00% of the lesser of NAV at purchase or NAV at redemption. In some cases, such as for investments by certain fiduciary or retirement accounts, the front-end or contingent-deferred sales charges may be


                                        3                             PROSPECTUS
    waived or reduced. You may open an account by making an initial investment of at least $1,000, and you may add to your account by making additional investments of at least $100, with certain exceptions. Shares may be purchased by wire, by mail or by an automatic investment feature called the AutoSaver Plan on any day the Fund is open. See "Investing in the Funds" for more details, or contact Stephens (the Funds' distributor), a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).



Q. HOW WILL I RECEIVE DIVIDENDS AND ANY CAPITAL GAIN DISTRIBUTIONS?



A. Dividends of the Funds are declared daily and distributed monthly. Any capital gains are distributed at least annually. Distributions paid by the Funds are automatically reinvested in shares of the same class of the respective Fund at NAV (without a sales charge). You may also elect to receive dividends credited to your Wells Fargo Bank account, distributed in cash, or in shares of certain other funds in the Stagecoach Family of Funds in which you have an established account that meets the applicable minimum initial investment requirement. Investment income available for distribution to holders of a class of shares is reduced by the class expenses payable on behalf of those shares. See "Dividend and Capital Gain Distributions" and "Additional Shareholder Services."


Q. HOW MAY I REDEEM SHARES?


A. You may redeem shares by telephone, by letter or by an automatic feature called the Systematic Withdrawal Plan on any day the New York Stock Exchange is open for business. Except for any contingent-deferred sales charge applicable to Class B shares, the Company imposes no charge for redeeming shares. The Company reserves the right to impose charges for wiring redemption proceeds. See "How To Redeem Shares" and "How to Purchase
    Shares -- Contingent-Deferred Sales Charges -- Class B Shares" for more details, or contact Stephens, a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).


Q. WHAT ARE DERIVATIVES AND DO THE FUNDS USE THEM?


A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.


PROSPECTUS                              4

Q. WHAT STEPS DO THE FUNDS TAKE TO CONTROL DERIVATIVES-RELATED RISKS?

A. Wells Fargo Bank, as investment adviser to the Funds, uses a variety of internal risk management procedures to ensure that derivatives' use is consistent with a Fund's investment objective, does not expose the Fund to undue risks and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Derivatives use by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including derivatives that do not have active secondary markets. Nor may the Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. For more information on the Funds' investment activities, see "How the Funds Work" and "Prospectus
    Appendix -- Additional Investment Policies."

                                        5                             PROSPECTUS

                            SUMMARY OF FUND EXPENSES
                                 CLASS A SHARES

                        SHAREHOLDER TRANSACTION EXPENSES


                                                                  SHORT-INTERMEDIATE
                                      GINNIE MAE   INTERMEDIATE    U.S. GOVERNMENT
                                         FUND       BOND FUND        INCOME FUND
                                      ----------   ------------   ------------------
Maximum Sales Charge on Purchases
  (as a percentage of offering
  price)............................     4.50%         4.50%             3.00%
Maximum Sales Charge on Reinvested
  Distributions.....................     None          None              None
Maximum Sales Charge on
  Redemptions.......................     None          None              None
Exchange Fees.......................     None          None              None


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                  SHORT-INTERMEDIATE
                                      GINNIE MAE   INTERMEDIATE    U.S. GOVERNMENT
                                         FUND       BOND FUND        INCOME FUND
                                      ----------   ------------   ------------------
Management Fee (after waivers or
  reimbursements)...................     0.50%         0.40%(1)          0.50%
Rule 12b-1 Fee......................     0.05%         0.05%             0.05%
Other Expenses (after waivers or
  reimbursements)(2)................     0.27%         0.35%             0.16%
                                         ----          ----              ----
TOTAL FUND OPERATING EXPENSES (after
  waivers or reimbursements)(3).....     0.82%         0.80%             0.71%
                                         ====          ====              ====


-------------------


(1) Management Fees (before waivers or reimbursements) would be 0.50%.


(2) Other Expenses (before waivers or reimbursements) would be 0.64%, 0.59% and 0.69%, respectively.


(3) Total Fund Operating Expenses (before waivers or reimbursements) would be 1.19%, 1.14% and 1.24%, respectively.


EXAMPLE OF EXPENSES


                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
You would pay the following expenses on a
$1,000 investment in Class A shares of the
Funds, assuming a 5% annual return and
redemption at the end of each time period
indicated:

    Ginnie Mae Fund.......................    $ 53      $70       $88       $142
    Intermediate Bond Fund................    $ 53      $69       $87       $140
    Short-Intermediate U.S. Government
    Income Fund...........................    $ 37      $52       $68       $116


PROSPECTUS                              6

                            SUMMARY OF FUND EXPENSES
                                 CLASS B SHARES

                        SHAREHOLDER TRANSACTION EXPENSES


                                                       GINNIE MAE   INTERMEDIATE
                                                          FUND       BOND FUND
                                                       ----------   ------------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price).......................     None          None
Maximum Sales Charge on Reinvested Dividends..........     None          None
Maximum Sales Charge on Redemptions...................    5.00%         5.00%
Exchange Fees.........................................     None          None


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                       GINNIE MAE   INTERMEDIATE
                                                          FUND       BOND FUND
                                                       ----------   ------------
Management Fee (before waivers or reimbursements).....    0.50%         0.40%(1)
Rule 12b-1 Fee........................................    0.70%         0.75%
Other Expenses (after waivers or reimbursements)(2)...    0.27%         0.35%
                                                           ----          ----
TOTAL FUND OPERATING EXPENSES (after waivers or
  reimbursements)(3)..................................    1.47%         1.50%


-------------------


(1) Management Fee (before waivers or reimbursements) would be 0.50%.


(2) Other Expenses (before waivers or reimbursements) would be 0.73% and 0.59%, respectively.


(3) Total Fund Operating Expenses (before waivers or reimbursements) would be 1.93% and 1.84%, respectively.


                                        7                             PROSPECTUS

EXAMPLE OF EXPENSES


                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
You would pay the following expenses on a
$1,000 investment in Class B shares of the
Funds, assuming a 5% annual return and
redemption at the end of each time period
indicated:
    Ginnie Mae Fund.......................    $ 65      $76      $ 100      $142
    Intermediate Bond Fund................    $ 65      $77      $ 102      $143
You would pay the following expenses on a
$1,000 investment in Class B shares of the
following Funds, assuming a 5% annual
return and no redemption:
    Ginnie Mae Fund.......................    $ 15      $46      $  80      $142
    Intermediate Bond Fund................    $ 15      $47      $  82      $143


                             EXPLANATION OF TABLES


  The purpose of the foregoing tables is to help you understand the various costs and expenses that a shareholder in a Fund will pay directly or indirectly. You may purchase Fund shares directly from the Company or through Wells Fargo Bank or other institutions that have developed various account products through which Fund shares may be purchased, and for which customers may be charged a fee. The tables do not reflect any charges that may be imposed by Wells Fargo Bank or another institution directly on certain customer accounts in connection with an investment in the Funds.



  SHAREHOLDER TRANSACTION EXPENSES are charges incurred when you buy or sell Fund shares. You are subject to a front-end sales charge on purchases of Class A shares of the Funds. You may be subject to a contingent-deferred sales charge on Class B shares of the Ginnie Mae or Intermediate Bond Funds if you redeem such shares within a specified period. In certain instances, you may qualify for a reduction or waiver of the front-end sales charge. There are no exchange fees. The Company reserves the right to impose a charge for wiring redemption proceeds. See "Investing in the Fund -- Sales Charges."



  ANNUAL FUND OPERATING EXPENSES for the Funds, except as indicated below, are based on applicable contract amounts and amounts incurred during the most recent fiscal year. These amounts have been adjusted to reflect voluntary fee waivers and expense reimbursements that are expected to reduce expenses during the current year. The amounts shown under "Other Expenses" for the Intermediate Bond Fund are based on estimated/restated amounts expected to be in effect during the current fiscal year. Wells Fargo Bank and Stephens have each agreed to waive or reimburse all or a portion of


PROSPECTUS                              8
their respective fees charged to, or expenses paid by, the Ginnie Mae, Intermediate Bond and Short-Intermediate U.S. Government Income Funds to ensure that the "Total Fund Operating Expenses" do not exceed, on an annual basis, 0.82%, 0.80% or 0.71% of the average daily net assets of each Fund's Class A shares, respectively, through August 31, 1997. Any waivers or reimbursements will reduce a Fund's total expenses. There can be no assurance that waivers or reimbursements will continue after that date. The Funds understand that a shareholder servicing agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by such Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Long-term shareholders of a Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as a shareholder in each Fund, please see "Investing in the Funds -- How To Buy Shares" and "Management, Distribution and Servicing Fees."



  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The annual rate of return should not be considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.



  The Funds offer certain classes of shares not described herein. The expenses and corresponding returns of these other classes may differ from the expenses and returns of the shares described herein. Information regarding these and any other investment options in the Funds may be obtained by calling Stephens at 1-800-643-9691. Additional information regarding the Funds' expenses is included under "The Funds and Management" and "Management, Distribution and Servicing Fees" and in the SAI under "Management," Distributions Plans" and "Servicing Plans."


                                        9                             PROSPECTUS

                              FINANCIAL HIGHLIGHTS


INTERMEDIATE BOND FUND



  The following information for the Intermediate Bond Fund has been derived from the Financial Highlights in the Fund's financial statements for the year ended September 30, 1996. This information is provided to assist you in evaluating the Fund's historical performance. Except as set forth below, the Fund's financial statements were audited by KPMG Peat Marwick LLP. The financial statements and report thereon for the year ended September 30, 1996 are incorporated by reference into the SAI. The financial information for the periods prior to October 1, 1995 has been audited by other auditors. On September 6, 1996, the Investor class shares of a portfolio of Pacifica Funds Trust were reorganized as the Class A shares. The information for periods prior to September 6, 1996 reflects the performance of the predecessor portfolio. This information should be read in conjunction with the Fund's 1996 financial statements and the notes thereto. The Fund's SAI is incorporated by reference into this prospectus.


PROSPECTUS                             10

                           INTERMEDIATE BOND FUND(1)


                        FOR A CLASS A SHARE OUTSTANDING



                                     CLASS A                                  INSTITUTIONAL SHARES
                                    ----------  ---------------------------------------------------------------------------------
                                    YEAR ENDED  PERIOD ENDED                          YEAR ENDED MAY 31,
                                    SEPT. 30,    SEPT. 30,    -------------------------------------------------------------------
                                       1996       1995(2)      1995      1994      1993      1992      1991      1990      1989
                                    ----------  ------------  -------   -------   -------   -------   -------   -------   -------
Net asset value -- beginning of
  period............................   $14.76     $  14.77    $ 14.36   $ 15.72   $ 15.69   $ 15.52   $ 15.08   $ 15.13   $ 15.00
Income from investment operations:
  Net investment income (loss)......     0.87         0.30       0.91      0.99      1.17      1.14      1.25      1.26      1.22
  Net realized and unrealized gain
    (loss) on investments...........    (0.25)       (0.01)      0.47     (0.90)     0.40      0.65      0.54     (0.05)     0.08
                                      ------       -------    -------   -------   -------   -------   -------   -------   -------
Total from investment operations....     0.62         0.29       1.38      0.09      1.57      1.79      1.79      1.21      1.30
                                      ------       -------    -------   -------   -------   -------   -------   -------   -------
Less distributions:
  Dividends from net investment
    income..........................    (0.87)       (0.30)     (0.97)    (0.85)    (1.04)    (1.41)    (1.25)    (1.26)    (1.17)
  Distributions from net realized
    gain............................    (0.01)(3)      (0.00)   (0.00)    (0.60)    (0.50)    (0.21)    (0.10)       --        --
                                      ------       -------    -------   -------   -------   -------   -------   -------   -------
    Total from distributions:.......    (0.88)       (0.30)     (0.97)    (1.45)    (1.54)    (1.62)    (1.35)    (1.26)    (1.17)
                                      ------       -------    -------   -------   -------   -------   -------   -------   -------
Net asset value -- end of period....   $14.50     $  14.76    $ 14.77   $ 14.36   $ 15.72   $ 15.69   $ 15.52   $ 15.08   $ 15.13
                                      ======       =======    =======   =======   =======   =======   =======   =======   =======
    Total return (not annualized)...     4.15%        6.14%(4)   10.13%    0.35%    10.42%    11.96%    12.36%     8.25%     9.07%
Ratios/Supplemental Data:
Net assets, end of period (000).....   $2,481     $ 55,628    $56,087   $58,199   $61,207   $54,203   $54,074   $79,471   $74,002
Ratios to average net assets
  (annualized):
  Ratio of expenses to average net
    assets..........................     0.85%        0.89%      0.81%     0.79%     0.76%     0.68%     0.66%     0.68%     0.69%
  Ratio of net investment income to
    average net assets..............     5.82%        5.94%      6.35%     5.33%     6.01%     7.14%     8.00%     8.25%     8.25%
  Portfolio turnover................       96%          54%        76%      163%      146%      102%       78%       32%       36%
  Ratio of expenses to average prior
    to waived fees and reimbursed
    expenses........................     1.11%        0.94%      0.85%     0.82%     0.79%     0.73%     0.71%     0.73%     0.74%
  Ratio of net investment income to
    average net assets prior to
    waived fees and reimbursed
    expenses........................     5.56%        5.89%      6.31%     5.30%     5.98%     7.09%     7.95%     8.20%     8.20%


---------------


(1) The Fund operated as the Bonds Plus Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on June 1, 1988, until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995, when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. In connection with the reorganization, existing Institutional shares were converted into Investor shares of the Pacifica Fund which was reorganized as a series of the Company on September 6, 1996. In connection with the second reorganization, existing Investor shares were converted into Class A shares of the Fund. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


(2) The Fund changed its fiscal year-end from May 31 to September 30.


(3) Represents tax return of capital.

(4) Annualized.

                                       11                             PROSPECTUS

                             INTERMEDIATE BOND FUND


                        FOR A CLASS B SHARE OUTSTANDING



                                                                     PERIOD
                                                                      ENDED
                                                                    SEPT. 30,
                                                                     1996(1)
                                                                    ---------
Net asset value, beginning of period..............................   $ 10.00
Income from investment operations:
Net investment income (loss)......................................      0.00
Net realized and unrealized gain (loss) on investments............      0.07
                                                                    ---------
Total from investment operations..................................      0.07
Less distributions:
Dividends from net investment income..............................      0.00
Distributions from net realized gain..............................      0.00
                                                                    ---------
Total from distributions..........................................      0.00
                                                                    ---------
Net asset value, end of period....................................   $ 10.07
                                                                    ---------
Total return (not annualized).....................................      0.70%
Ratios/supplemental data:
Net assets, end of period (000)...................................   $     0
Ratios to average net assets (annualized):
Ratio of expenses to average net assets...........................      0.00%
Ratio of net investment income to average net assets..............      2.43%
Portfolio turnover................................................        96%
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses.............................................      0.00%
Ratio of net investment income to average net assets prior to waived fees and reimbursed
  expenses........................................................      2.43%


---------------
(1) Class B shares of the Fund commenced operations on September 6, 1996.

PROSPECTUS                             12

GINNIE MAE AND SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUNDS



  The following information for the Ginnie Mae and Short-Intermediate U.S. Government Income Funds has been derived from the Financial Highlights in the Fund's financial statements for the fiscal period ended September 30, 1996. This information is provided to assist you in evaluating the Funds' historical performance. Except for periods ending prior to January 1, 1992, which were audited by other auditors, the financial information has been audited by KPMG Peat Marwick LLP. The financial statements and the report thereon for the period ended September 30, 1996 are incorporated by reference into the SAIs. This information should be read in conjunction with the Funds' 1996 financial statements and the notes thereto. The SAI for each Fund has been incorporated by reference into this Prospectus.



                                GINNIE MAE FUND


                        FOR A CLASS A SHARE OUTSTANDING



                              PERIOD        YEAR        YEAR        YEAR        YEAR       PERIOD
                               ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                             SEPT. 30,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                              1996(1)       1995        1994        1993        1992      1991(2)
                             ---------    --------    --------    --------    --------    --------
Net asset value, beginning
 of period..................   $11.15      $10.18      $11.31      $11.34      $11.42      $10.00
Income from investment
 operations:
Net investment income
 (loss).....................     0.55        0.76        0.77        0.83        0.83        0.83
Net realized and unrealized
 gain (loss) on
 investments................    (0.52)       0.97       (1.13)      (0.03)      (0.08)       0.59
                                -----       -----       -----       -----       -----       -----
Total from investment
 operations.................     0.03        1.73       (0.36)       0.80        0.75        1.42
Less distributions:
Dividends from net
 investment income..........    (0.55)      (0.76)      (0.77)      (0.83)      (0.83)       0.00
Distributions from net
 realized gain..............     0.00        0.00        0.00        0.00        0.00        0.00
                                -----       -----       -----       -----       -----       -----
Total from distributions....    (0.55)      (0.76)      (0.77)      (0.83)      (0.83)       0.00
Net asset value, end of
 period.....................   $10.63      $11.15      $10.18      $11.31      $11.34      $11.42
                                -----       -----       -----       -----       -----       -----
                                -----       -----       -----       -----       -----       -----
Total return (not
 annualized)................     0.36%      17.53%      (3.23)%      7.19%       6.86%      14.30%
Ratios/supplemental data:
Net assets, end of period
 (000)...................... $147,712     $166,157    $171,288    $303,530    $184,692     $4,870
Ratios to average net assets
 (annualized):
Ratio of expenses to average
 net
 assets.....................     0.83%       0.82%       0.73%       0.46%       0.46%       1.04%
Ratio of net investment
 income to average net
 assets.....................     6.85%       7.09%       7.20%       7.19%       7.93%       7.66%
Portfolio turnover..........      183%        118%         69%        121%         73%        241%
Ratio of expenses to average
 net assets prior to waived
 fees and reimbursed
 expenses...................     1.19%       1.15%       1.07%       1.02%       1.26%       1.05%
Ratio of net investment
 income to average net
 assets prior to waived fees
 and reimbursed expenses....     6.49%       6.76%       6.86%       6.63%       7.13%       7.65%


-------------------


(1) The Fund changed its fiscal year end from December 31 to September 30.


(2) The Fund commenced operations on January 3, 1991. The financial information for the fiscal period ended December 31, 1991 is based on the financial information for the Ginnie Mae Fund the Wells Fargo Investment Trust for Retirement Programs which was reorganized into the Ginnie Mae Fund on January 1, 1992.


                                       13                             PROSPECTUS

                                GINNIE MAE FUND
                        FOR A CLASS B SHARE OUTSTANDING


                                                        PERIOD
                                                         ENDED       YEAR ENDED
                                                       SEPT. 30,      DEC. 31,
                                                        1996(1)       1995(2)
                                                       ---------     ----------
Net asset value, beginning of period.................    $10.97         $10.00
Income from investment operations:
Net investment income (loss).........................      0.49           0.66
Net realized and unrealized gain (loss) on
  investments........................................     (0.51)          0.97
                                                          -----          -----
Total from investment operations.....................     (0.02)          1.63
Less distributions:
Dividends from net investment income.................     (0.49)         (0.66)
Distributions from net realized capital gain.........      0.00           0.00
                                                          -----          -----
Total from distributions.............................     (0.49)         (0.66)
                                                          -----          -----
Net asset value, end of period.......................    $10.46         $10.97
                                                          -----          -----
                                                          -----          -----
Total return (not annualized)........................     (0.12)%        16.69%
Ratios/supplemental data:
Net assets, end of period (000)......................   $21,141        $12,227
Ratios to average net assets (annualized):
Ratio of expenses to average net assets..............      1.48%          1.47%
Ratio of net investment income to average net
  assets.............................................      6.16%          6.01%
Portfolio turnover...................................       183%           118%
Ratio of expenses to average net assets prior to
  waived fee and reimbursed expenses.................      1.93%          2.12%
Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses.......      5.71%          5.36%


---------------


(1) The Fund changed its fiscal year end from December 31 to September 30.

(2) Class B shares of the Fund commenced operations on January 1, 1995.

PROSPECTUS                             14

                       SHORT-INTERMEDIATE U.S. GOVERNMENT
                                  INCOME FUND

                        FOR A CLASS A SHARE OUTSTANDING



                                           PERIOD       YEAR       YEAR      PERIOD
                                            ENDED      ENDED      ENDED      ENDED
                                          SEPT. 30,   DEC. 31,   DEC. 31,   DEC. 31,
                                           1996(1)      1995       1994     1993(2)
                                          ---------   --------   --------   --------
Net asset value, beginning of period.....   $10.00     $ 9.39     $ 9.99     $10.00
Income from investment operations:
Net investment income....................     0.41       0.55       0.46       0.06
Net realized and unrealized gain (loss)
  on investments.........................    (0.27)      0.61      (0.60)     (0.01)
                                             -----      -----      -----      -----
Total from investment operations.........     0.14       1.16      (0.14)      0.05
Less distributions:
Dividends from net investment income.....    (0.41)     (0.55)     (0.46)     (0.06)
Distributions from net realized gains....     0.00       0.00       0.00       0.00
                                             -----      -----      -----      -----
Total distributions......................    (0.41)     (0.55)     (0.46)     (0.06)
Net asset value, end of period...........   $ 9.73     $10.00     $ 9.39     $ 9.99
                                             -----      -----      -----      -----
                                             -----      -----      -----      -----
Total return (not annualized)............     1.34%     12.67%     (1.42)%     0.40%
Ratios/supplemental data:
Net assets, end of period (000)..........  $37,465    $39,928    $11,602     $8,557
Ratios to average net assets
  (annualized):
Ratio of expenses to average net
  assets.................................     0.76%      0.71%      0.25%      0.00%
Ratio of net investment income to average
  net assets.............................     5.60%      5.64%      4.75%      3.49%
Portfolio turnover.......................      389%       472%       288%       N/A
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses...............................     1.21%      1.67%      2.28%      2.45%
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses....................     5.15%      4.68%      2.72%      1.04%


-------------------


(1) The Fund changed its fiscal year end from December 31 to September 30.


(2) The Fund commenced operations on October 27, 1993.


                                       15                             PROSPECTUS

                               HOW THE FUNDS WORK


INVESTMENT OBJECTIVES AND POLICIES

GINNIE MAE FUND

  The Ginnie Mae Fund seeks to provide investors with a long-term total rate of return through preserving capital and earning high interest income by investing principally in a portfolio of U.S. Government mortgage pass-through securities, consisting primarily of securities issued by GNMA, FNMA and FHLMC. This investment objective is fundamental and cannot be changed without shareholder approval. Under normal market conditions, the Fund will invest at least 65% of its total assets in GNMA securities. These securities may bear interest at rates that are not fixed ("floating- and variable-rate instruments") or may be purchased on a "when-issued" or "firm commitment basis."


  GNMAs, FNMAs and FHLMCs are mortgage-backed securities representing part ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the entity, is offered to investors through securities dealers. Once approved by GNMA, a government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal of a GNMA security is guaranteed by the full faith and credit of the U.S. Government. FNMA and FHLMC are federally chartered corporations supervised by the U.S. Government, acting as government-sponsored enterprises. FNMA and FHLMC securities are not direct obligations of the U.S. Treasury, and are supported by the credit of FNMA or FHLMC only. FNMA guarantees timely payment of interest and principal on its securities; FHLMC guarantees timely payment of interest and ultimate payment of principal only.



  The Ginnie Mae Fund also may invest in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, and repurchase agreements. The Fund may temporarily invest some of its assets in shares of unaffiliated registered, open-end investment companies, subject to the limitations of the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund may also invest in high-quality money market instruments, which include U.S. Government obligations, obligations of domestic and foreign banks, and short-term corporate debt obligations. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of Fund shares or because of unusual market conditions. The Fund also may lend its portfolio securities. A more complete description of the Fund's investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the Fund's SAI.


PROSPECTUS                             16

INTERMEDIATE BOND FUND


  The Intermediate Bond Fund seeks to provide investors with a high level of current income consistent with the preservation of capital and maintenance of liquidity. In pursuing its investment objective, the Fund may invest in a broad range of corporate debt obligations such as fixed- and variable-rate bonds, zero coupon bonds, debentures, obligations convertible into common stock and various types of demand instruments, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments, and money market instruments. The Fund also is permitted to acquire obligations issued by state and local governments ("municipal obligations"). The purchase of municipal obligations may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government obligations. The Fund also may purchase mortgage-backed and certain other asset-backed securities. During normal market conditions, the Fund will maintain a dollar-weighted average portfolio maturity between three and ten years.



  In acquiring particular portfolio securities, Wells Fargo Bank considers, among other things, historical yield relationships between corporate and government bonds, intermarket yield relationships among various industry sectors, current economic cycles and the attractiveness and creditworthiness of particular issuers. Depending upon its analysis of these and other factors, the Fund's holdings in issuers in particular industry sectors may be overweighted when compared to the relative industry weightings in the Lehman Brothers Intermediate Government-Corporate Index or other recognized indices.



  The policy of the Fund is to invest at least 65% of the total value of its assets in corporate and government bonds during normal market conditions. Debt obligations acquired by the Fund will be investment grade at the time of purchase -- that is, obligations rated "AAA", "AA", "A" or "BBB" by Standard & Poor's Ratings Group ("S&P") or "Aaa", "Aa", "A" or "Baa" by Moody's Investors Service, Inc. ("Moody's"). Debt obligations may also be unrated but deemed by Wells Fargo Bank to be comparable in quality to instruments that are so rated. The Fund's dollar-weighted average portfolio quality of the corporate bond portion of the Fund's portfolio is expected to be "A" or better. Obligations rated in the lowest of the top four rating categories ("Baa" by Moody's or "BBB" by S&P) are considered to have speculative characteristics. See the Appendix in the SAI for a description of applicable S&P and Moody's debt ratings.



  The Fund also may invest in obligations convertible into common stocks, and may purchase common stocks, warrants or other rights to buy shares if they are attached to a fixed income obligation. As a general matter, however, the Fund will not invest in common stocks. Common stock received through the conversion of convertible debt


                                       17                             PROSPECTUS
obligations will normally be sold in an orderly manner as soon as possible. Up to 20% of the total assets of the Fund may be invested directly in dollar-denominated debt obligations of foreign issuers. These obligations may include obligations of foreign corporations as well as investments in obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). The Fund may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities) and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange.


  The Fund also may hold short-term U.S. Government obligations, money market instruments, repurchase agreements, securities issued by other investment companies within the limits prescribed by the 1940 Act, and cash, pending investment, to meet anticipated redemption requests or if, in the opinion of the Advisor, suitable investments for a Fund are unavailable. Such investments may be made in such proportions as, in the opinion of the Advisor, existing circumstances may warrant, and may include obligations of foreign banks and foreign branches of U.S. banks.



  In addition, the Fund may purchase zero coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) which are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

  The Short-Intermediate U.S. Government Income Fund (sometimes, the "Income Fund") seeks to provide investors with current income, while preserving capital, by investing primarily in a portfolio consisting of short- to intermediate-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. This investment objective is fundamental and cannot be changed without shareholder approval.

  The Income Fund may invest in obligations of any maturity. Under ordinary circumstances, the dollar-weighted effective average maturity of the Fund's portfolio is generally expected to be between two and five years and at least 65% of the value of its total assets will be invested in U.S. Government obligations. The Fund seeks to enhance its total return by shortening the average maturity of portfolio securities when interest rates are expected to increase and lengthening the maturity of such portfolio securities when interest rates are expected to decline. Portfolio turnover generally involves some expense to the Fund, including dealer mark-ups.

PROSPECTUS                             18

  The Income Fund's assets will be invested and reinvested in U.S. Government obligations and in investment-grade corporate debt obligations rated at the date of purchase in the top four rating groups by S&P or Moody's, i.e., "AAA"/"Aaa", "AA"/"Aa", "A"/"A", and "BBB"/"Baa" by S&P and Moody's, respectively. Securities rated "BBB"/"Baa" are considered to have speculative characteristics. In addition, it is possible that securities in which the Fund may invest could be downgraded by a ratings group subsequent to purchase by the Fund. The Fund will not hold more than 5% of its assets in securities that have been downgraded below investment grade subsequent to purchase.



  The Income Fund also may purchase "stripped securities" which represent the interest portion or the principal portion (sometimes referred to as "STRIPs") of securities in which the Fund may otherwise invest. STRIPs have significantly different investment characteristics than the instruments from which they derive. S&P and Moody's assign ratings based upon their judgment of the risk of default of the securities underlying the STRIPs. STRIPs are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt obligations because of the manner in which their principal and interest are paid to investors. However, investors should understand that most of the risk of these securities comes from interest-rate risk and not from the risk of default. STRIPs may have significantly greater interest-rate risk than traditional government securities with identical ratings.



  The Income Fund may invest in adjustable-rate mortgage securities ("ARMS") whose interest rates are periodically reset when market rates change. ARMS are pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. The ARMS in which the Fund may invest are issued or guaranteed by GNMA, FNMA or FHLMC. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMS provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's or FHLMC's fees and any applicable loan servicing fees.)


  The Income Fund also may invest in the adjustable rate portions of collateralized mortgage obligations ("CMOs") issued by government agencies, instrumentalities or government-sponsored enterprises including, primarily, FNMA and FHLMC, and collateralized by pools of mortgage loans. Payments of principal and interest on the collateral mortgages are used to pay debt service on the CMOs. All CMOs purchased by the Fund will be rated, at the time of purchase, AAA by S&P or Aaa by Moody's.


  The Income Fund, on a temporary basis, may invest cash balances in shares of unaffiliated, registered open-end investment companies, subject to the limitations of the 1940 Act. The Fund also may invest in U.S. Treasury bills, engage in repurchase agreements and lend its portfolio securities, provided the value of such loans of portfolio securities does not exceed one-third of the current value of its total assets. Such


                                       19                             PROSPECTUS
temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of Fund shares or because of unusual market conditions.


  A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


RISK FACTORS


  The price per share of each class of the Funds will fluctuate with changes in value of the investments held by the Fund. Shareholders of a Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by the Fund and the value of an investment in a Fund may increase or decrease.



  The Funds may invest in illiquid securities which may include certain restricted securities. Illiquid securities may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.


  The adviser may use certain derivative investments or techniques, such as investments in floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.


  There is, of course, no assurance that each Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information abut investment policies and risks.


INTERMEDIATE BOND FUND


  The market value of the Intermediate Bond Fund's investment in fixed income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed income securities generally rises. Conversely, during periods of rising interest rates the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength


PROSPECTUS                             20
of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities, but will be reflected in the Fund's net asset value.


  The Intermediate Bond Fund may invest up to 25% of its assets in "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt obligations issued in the U.S. by foreign banks and corporations. Such investments may involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. The Fund's investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. See the SAI for further information about foreign securities.


GINNIE MAE AND SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUNDS

  Although GNMA securities are guaranteed by the U.S. Government as to timely payment of principal and interest and ARMS are guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises as noted above), the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. The Funds are subject to interest-rate risk, that is, the risk that increases in interest rates may adversely affect the value of the securities in which the Funds invest, and hence the value of your investment in the Funds. The value of the securities in which a Fund invests generally changes inversely to changes in interest rates. However, the adjustable-rate feature of the mortgages underlying the ARMS and the CMOs in which the Income Fund may invest should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest rates.

  The full and timely payment of principal and interest on GNMA ARMS is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMS are not backed by the full faith and credit of the U.S. Government. However, because FNMA and FHLMC are government-sponsored enterprises, these

                                       21                             PROSPECTUS
securities are considered by some investors to be high-quality investments that present minimal credit risks. The yields provided by these ARMS have historically exceeded the yields on other types of U.S. Government securities with comparable maturities. Of course, there can be no assurance that this historical performance will continue or that either Fund, which are diversified funds, will meet its investment objective.


  Moreover, no assurance can be given that the U.S. Government would supply financial support to U.S. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which the government-sponsored enterprise is unable to make good. Principal on the mortgages underlying the mortgage pass-through securities in which the Funds may invest may be prepaid in advance of maturity. Such prepayments tend to increase when interest rates decline and may present a Fund with more principal to invest at lower rates. The converse also tends to be the case.


  Furthermore, there can be no assurance that the U.S. Government would supply financial support to its agencies or instrumentalities, where it is not obligated to do so. Principal on the mortgages underlying the mortgage pass-through securities in which the Short-Intermediate U.S. Government Income Fund invests may be prepaid in advance of maturity; these prepayments tend to increase when interest rates decline, presenting the Fund with more principal to invest at lower rates. The converse also tends to be the case when interest rates rise.

  S&P and Moody's assign ratings based upon their judgment of the risk of default (i.e., the risk that the issuer or guarantor may default in the payment of principal and/or interest) of the securities underlying the CMOs. However, investors should understand that most of the risk of these securities comes from interest-rate risk (i.e., the risk that market interest rates may adversely affect the value of the securities in which a Fund invests) and not from the risk of default. CMOs may have significantly greater interest rate risk than traditional government securities with identical ratings. The adjustable-rate portions of CMOs have significantly less interest rate risk.

  U.S. Government obligations have been selected by Wells Fargo Bank as the Income Fund's principal investments because of their relatively low purchase and sale transaction costs and because of the low default risk associated with them (i.e., they are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities).


PERFORMANCE


  Fund performance may be advertised from time to time in terms of average annual total return, cumulative total return and yield. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of a Fund.

PROSPECTUS                             22

  Average annual total return of a class of shares is based on the overall dollar or percentage change in value of a hypothetical investment in the class during a specified period and assumes that all Fund dividends and capital gain distributions are reinvested at NAV in shares of that class. The standardized average annual total return for Class A shares assumes that you have paid the maximum front-end sales charge and, as calculated for Class B shares, assumes that you have paid the maximum applicable contingent-deferred sales charge, on the hypothetical investment. Cumulative total return is calculated similarly, except that the return figure is aggregated over the relevant time period instead of annualized.



  The yield of a class of shares is calculated by dividing the net investment income per share earned during a specified period (usually 30 days) by the NAV of the class on the last day of the period and annualizing the result. Effective yield is calculated similarly but assumes reinvestment of the income earned from a Fund. Because of the effects of compounding, effective yields are slightly higher than yields.


  For purposes of advertising, from time to time, a Fund also may present nonstandardized total returns, yields and, in sales literature, distribution rates. For example, the performance figure of the shares of a class may be calculated on the basis of an investment at the net asset value per share or at net asset value per share plus a reduced sales charge (see "Investing in the Funds -- How To Buy Shares"), rather than the public offering price per share. In this case, the figure might not reflect the effect of the sales charge that you may have paid.

  Because of differences in the fees and/or expenses borne by shares of each class of the Fund, the performance figures on such shares can be expected, at any given time, to vary from the performance figures for other classes of the Fund. Performance figures are computed separately for each class of Fund shares. The Fund's performance figures calculations may reflect waivers and/or reimbursements that, if effective, would increase the yields and returns payable to shareholders. Any fees that may be imposed by a selling agent or shareholder servicing agent directly on its customer accounts are not reflected in the performance calculations. Any such fees, if charged, will reduce the actual return received by customers on their investments.


  Additional performance information is contained in the SAI under "Performance Calculations" and the Annual Report, which are available upon request free of charge by calling the Company at 1-800-222-8222 or by writing the Company at the address shown on the inside front cover of the Prospectus.


                                       23                             PROSPECTUS

                            THE FUNDS AND MANAGEMENT

THE FUNDS


  The Funds are three of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of 22 other funds. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors at NAV. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of a fund's operating expenses, except for certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about investment options in the Stagecoach Family of Funds.


  The Company's Board of Directors supervises each Fund's activities and monitors its contractual arrangements with various service-providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a Fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). A Fund shareholder of record is entitled to one vote for each share owned and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.

MANAGEMENT


  Wells Fargo Bank serves as the Funds' investment adviser, administrator, transfer and dividend disbursing agent, and custodian. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent of the Funds. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to other separately managed funds of the Company, and as investment adviser or sub-adviser to five other registered, open-end, management investment


PROSPECTUS                             24
companies. Wells Fargo Bank, a wholly-owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.



  Subsequent to its acquisition by Wells Fargo & Company on April 1, 1996, Wells Fargo Investment Management, Inc. ("WFIM") (formerly, First Interstate Capital Management, Inc.) served as investment adviser to the predecessor portfolios. WFIM, a wholly owned subsidiary of Wells Fargo Bank, has changed its name to Wells Capital Management Incorporated and is located at 444 Market Street, San Francisco, California 94105. Prior to October 1, 1995, First Interstate Bank of Oregon, N.A, a subsidiary of First Interstate Bancorp and an affiliate of First Interstate Capital Management, Inc., served as investment adviser to the predecessor portfolio.



PORTFOLIO MANAGERS



  Ms. Tamyra Thomas assumed responsibility as a co-portfolio manager for the day-to-day management of the Ginnie Mae Fund and the Intermediate Bond Fund as of July 16, 1996 and September 6, 1996, respectively. Ms. Thomas is a Senior Vice-President and the Chief Fixed Income Investment Officer of the Investment Management Group of Wells Fargo Bank. Ms. Thomas has managed bond portfolios for over a decade. She currently manages in excess of $1 billion of long-term taxable bond portfolios for various foundations, defined benefit plans and other clients. Prior to joining Wells Fargo Bank in 1988, she held a number of senior investment positions for the Valley Bank & Trust Company of Utah including Vice-President and Manager of the Investment Department and Chairman of the Trust Investment Committee. She holds a B.S. degree from the University of Utah and was past president of the Utah Bond Club. Ms. Thomas is a chartered financial analyst.


  Mr. Paul Single assumed responsibility for the day-to-day management of the portfolio of the Ginnie Mae Fund on May 1, 1995. Mr. Single has managed taxable bond portfolios for over a decade, and has specific expertise in mortgage-backed securities. Prior to joining Wells Fargo Bank, in early 1988, he was a senior portfolio manager for Benham Capital Management Group. Mr. Single received his B.S. from Springfield College.


  Mr. Jeff Weaver assumed responsibility as a co-portfolio manager for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund as of July 16, 1996. Mr. Weaver joined Wells Fargo Bank in February of 1994, after three years as a short-term fixed income trader and portfolio manager in the investment management group of Bankers Trust Company in New York. He holds a B.A. in economics from the University of Colorado and is a chartered financial analyst candidate.



  Ms. Madeline Gish also assumed responsibility as a co-portfolio manager for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income


                                       25                             PROSPECTUS

Fund as of July 16, 1996. Ms. Gish joined Wells Fargo Bank in 1989 as the portfolio coordinator for the Mutual Funds Division and played an integral part in the rapid growth of the Overland Express Funds. Since joining the fixed-income group in 1992, Ms. Gish has assisted in the research and trading for various portfolios and is currently managing taxable liquidity portfolios. She holds a bachelor of science degree in business administration from the University of Kansas and is a chartered financial analyst candidate.


  Mr. Scott Smith assumed responsibility as a co-portfolio manager for the day-to-day management of the Intermediate Bond Fund as of the commencement of operations of the Fund. Mr. Smith has also been responsible for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund since 1993 and has been responsible for the management of the portfolio of the Ginnie Mae Fund since May 1, 1995. He joined Wells Fargo Bank in 1988 as a taxable money market portfolio specialist. Currently, Mr. Smith holds the position of liquidity management specialist/portfolio manager with Wells Fargo Bank. His experience includes a position with a private money management firm with mutual fund investment operations. Mr. Smith holds a B.A. degree from the University of San Diego and is a Chartered Financial Analyst.

  Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

PROSPECTUS                             26

                             INVESTING IN THE FUNDS


OPENING AN ACCOUNT


  You can buy Fund shares in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, please call 1-800-222-8222.


  After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same). Call the number on your confirmation statement to obtain information about what is required to change registration.

  To invest in the Funds through tax-deferred retirement plans through which the Fund is available, please contact a shareholder servicing agent or a selling agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below.

  The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE


  The value of a share of each class of a Fund is its "net asset value" or NAV. Wells Fargo Bank calculates the NAV of the Funds on each day the Funds are open as of the close of regular trading on the New York Stock Exchange ("NYSE") (referred to hereinafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time). The Funds are open for business each day the NYSE is open for trading (a "Business Day"). The NAV per share for each class of shares is computed by dividing the value of the Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses are accrued daily and taken into account for the purpose of computing the NAV, which is expected to fluctuate daily. Shares may be purchased on any day the Funds are open for business.



  Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the other assets of the Funds are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith


                                       27                             PROSPECTUS
by the Company's Board of Directors. Prices used for such valuations may be provided by independent pricing services.

HOW TO BUY SHARES


  Fund shares are offered continuously at the applicable offering price (the NAV plus any applicable sales charge) next determined after a purchase order is received in the form specified for the purchase method being used, as described in the following sections. Payment for shares purchased through a selling agent is not due from the selling agent until the settlement date, normally three Business Days after the order is placed. The selling agent is responsible for forwarding payment for shares being purchased to a Fund promptly. Payment must accompany orders placed directly through the transfer agent.



  Payments for shares of each class of a Fund are invested in full and fractional shares at the applicable offering price. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Company may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 10 days).



  The minimum initial investment is generally $1,000. The minimum investment amounts, however are $100 through the AutoSaver Plan (described below) and $250 for any tax-deferred retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"). Generally, all subsequent investments must be made in amounts of $100 or more. Where Fund shares are acquired in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged generally carries over. If the value of your investment in shares of the fund from which you are exchanging has been reduced below the minimum initial investment amount by changes in market conditions or sales charges (and not by redemptions), you may carry over the lesser amount into one of the Funds. Plan Accounts that invest in the Fund through Wells Fargo ExpressInvest(TM) (available to certain Wells Fargo tax-deferred retirement plans) are not subject to the minimum initial or subsequent investment amount requirements. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. If you have questions regarding purchases of shares or ExpressInvest, please call 1-800-222-8222 or contact a shareholder servicing agent or selling agent. For additional information on tax-deferred accounts, please refer to "Investing in the Fund -- Tax-Deferred Retirement Plans" or contact a shareholder servicing agent or selling agent.


PROSPECTUS                             28

SALES CHARGES


  Set forth below are Front-end Sales Charge Schedules listing the front-end sales charges applicable to purchases of the Funds' Class A shares. As shown below, reductions in the rate of front-end sales charges ("Volume Discounts") are available as you purchase additional Class A shares (contingent-deferred sales charges applicable to Class B shares are described below). You should consider the front-end sales charge information set forth below and the other information contained in this Prospectus when making your investment decisions.



                     GINNIE MAE AND INTERMEDIATE BOND FUNDS

                       FRONT-END SALES CHARGE SCHEDULE --
                                 CLASS A SHARES


                                FRONT-END        FRONT-END         DEALER
                               SALES CHARGE    SALES CHARGE      ALLOWANCE
                                 AS%  OF        AS%  OF NET       AS%  OF
     AMOUNT OF PURCHASE       OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
----------------------------- --------------  ---------------  --------------
Less than $50,000............      4.50%            4.71%            4.00%
$50,000 up to $100,000.......      4.00             4.17             3.55
$100,000 up to $249,999......      3.50             3.63             3.125
$250,000 up to $499,999......      2.50             2.56             2.00
$500,000 up to $999,999......      2.00             2.04             1.75
$1,000,000 and over..........      0.00(1)          0.00             1.00


---------------------


(1)Class A shares that are redeemed within one year from the receipt of a purchase order for such shares are subject to a contingent-deferred sales charge of 1.00% of the dollar amount equal to the lesser of the NAV at the time of purchase or the NAV of such shares at the time of redemption.



                       SHORT-INTERMEDIATE U.S. GOVERNMENT


                                  INCOME FUND

                       FRONT-END SALES CHARGE SCHEDULE --
                                 CLASS A SHARES


                                FRONT-END        FRONT-END         DEALER
                               SALES CHARGE    SALES CHARGE      ALLOWANCE
                                 AS%  OF        AS%  OF NET       AS%  OF
     AMOUNT OF PURCHASE       OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
----------------------------- --------------  ---------------  --------------
Less than $100,000...........      3.00%            3.09%           2.65%
$100,000 up to $249,999......      2.25             2.30            2.00
$250,000 up to $499,999......      1.50             1.52            1.30
$500,000 up to $999,999......      0.60             0.60            0.50
$1,000,000 and over..........      0.00(1)          0.00            0.25


---------------------


(1)Class A shares that are redeemed within one year from the receipt of a purchase order for such shares are subject to a contingent-deferred sales charge of 1.00% of the dollar amount equal to the lesser of the NAV at the time of purchase or the NAV of such shares at the time of redemption.


                                       29                             PROSPECTUS

  If Class A shares are purchased through a selling agent, Stephens reallows the portion of the front-end sales charge shown above as the Dealer Allowance. Stephens also compensates selling agents for sales of Class B shares and is then reimbursed out of Rule 12b-1 fees and contingent-deferred sales charges applicable to such shares. When shares are purchased directly through the transfer agent and no selling agent is involved with the purchase, the entire sales charge is paid to Stephens.


  A selling agent or shareholder servicing agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A shares as compared with Class B shares of the same fund.

REDUCED SALES CHARGE -- CLASS A SHARES


  Discounts described below pertaining to reduced sales charges for Class A shares are based on your holdings or purchases of shares on which you have paid or will pay a front-end sales charge. Because Class B shares are not subject to a front-end sales charge, the amount of Class B shares you hold is not considered in determining any reduced sales charges on Class A shares described below.


  Volume Discounts

  The Volume Discounts described in the Front-end Sales Charge Schedule are available to you based on the combined dollar amount you invest in Class A shares of one or more of the Company's funds that assess a front-end sales charge (the "Load Funds").

  Right of Accumulation


  The Right of Accumulation allows you to combine the amount you invest in a Fund's Class A shares with the total NAV of Class A shares in other Load Funds to determine reduced front-end sales charges in accordance with the above Front-end Sales Charge Schedule. In addition, you also may combine the total NAV of Class A shares that you currently have invested in any other mutual fund that assesses a front-end sales charge and is advised or sub-advised by Wells Fargo Bank and sponsored by Stephens. For example, if you own Class A shares of the Load Funds with an aggregate NAV of $90,000 and you invest an additional $20,000 in Class A shares of a Load Fund, the front-end sales charge on the additional $20,000 investment would be 3.50% of the applicable offering price for the Ginnie Mae and Intermediate Bond Funds and 2.25% for the Short-Intermediate U.S. Government Income Fund. To obtain such a discount, you must provide sufficient information at the time of your purchase to verify that your purchase qualifies for the reduced front-end sales charge. Confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time without prior notice on all subsequent shares purchased.


PROSPECTUS                             30

  Letter of Intent


  A Letter of Intent allows you to purchase a Fund's Class A shares over a 13-month period at a reduced front-end sales charge based on the total amount you intend to purchase plus the total NAV of Class A shares in any of the Load Funds you already own. Each investment you make during the period may be made at the reduced front-end sales charge that is applicable to the total amount you intend to invest. If you do not invest the total amount within the period, you must pay the difference between the higher front-end sales charge rate that would have been applicable to the purchases you made and the reduced front-end sales charge rate you have paid. The minimum initial investment for a Letter of Intent is 5% of the total amount you intend to purchase, as specified in the Letter. Class A shares of a Fund equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, a sufficient amount of escrowed shares will be redeemed for payment of the additional front-end sales charge. Dividends and capital gains paid on Class A shares held in escrow are reinvested in additional Class A shares of the Fund.


  Reinvestment


  You may reinvest proceeds from a redemption of a Fund's Class A shares in Class A shares of the Fund or in shares of another of the Company's funds registered in your state of residence at NAV, without payment of a front-end sales charge, within 120 days after your redemption. However, if the other investment portfolio charges a front-end sales charge that is higher than the one you paid in connection with the shares you have redeemed, you must pay the difference between the dollar amount of the two front-end sales charges. You may reinvest at this NAV price up to the total amount of the redemption proceeds. A written purchase order for the shares must be delivered to the Company, a selling agent, a shareholder servicing agent, or the transfer agent at the time of reinvestment.


  Reductions for Families or Fiduciaries

  Reductions in front-end sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

  Waivers for Investments of Proceeds From Other Investments


  Purchases may be made at NAV, without payment of a front-end sales charge, to the extent that: (i) you are investing proceeds from a redemption of shares of another open-end investment company on which you paid a front-end sales charge, and (ii) such redemption occurred within thirty (30) days prior to the date of the purchase order. You


                                       31                             PROSPECTUS
must notify the Fund and/or the transfer agent at the time you place such purchase order of your eligibility for the waiver of front-end sales charges and provide satisfactory evidence thereof (e.g., a confirmation of the redemption and the sales charges paid). Such purchases may not be made at net asset value to the extent the proceeds are from a redemption of shares of another open-end investment company that is affiliated with the Company on which you paid a contingent-deferred sales charge upon redemption.

  Reductions for Qualified Groups

  Reductions in front-end sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company", as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Fund shares at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote 5% percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.

  Waivers for Certain Parties


  Class A shares of a Fund may be purchased at NAV, without payment of a front-end sales charge, by directors, officers and employees (and their spouses, parents, children and siblings) of the Company, Stephens, its affiliates and selling agents. Shares of a Fund also may be purchased at NAV, without payment of a front-end sales charge, by present and retired directors, officers and employees (and their spouses, parents, children and siblings) of Wells Fargo Bank and its affiliates. The Funds' Class A shares also may be purchased at NAV, without a front-end sales charge, by employee benefit and thrift plans for such persons and by any investment advisory, trust or other fiduciary account, including a Plan Account, that is maintained, managed or advised by Wells Fargo Bank or its affiliates. In addition, you may purchase shares of a Fund at NAV, without payment of a front-end sales charge, with proceeds from a required minimum distribution from any Individual Retirement Account ("IRA"), Simplified Employee Pension Plan or other self-directed retirement plan for which Wells Fargo Bank serves as trustee, provided that the proceeds are invested in the Fund within 30 days of such distribution and such distribution is required as a result of reaching age 70 1/2.


PROSPECTUS                             32

CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES


  Class B shares may be subject to a contingent-deferred sales charge ("CDSC"). A CDSC is an amount you pay if you redeem your shares within a specified period. The CDSC will be equal to a percentage of the lesser of the NAV of your shares at the time of purchase or the NAV of your shares at redemption.



  Except as described below, if you purchase Class B shares and redeem such shares within six years of the date of purchase the Class B shares are subject to a CDSC as follows:



           Redemption Within:         1 Year   2 Years   3 Years   4 Years   5 Years   6 Years
    --------------------------------  ------   -------   -------   -------   -------   -------
                 CDSC:                  5%        4%        3%        3%        2%        1%



  Class B shares of a Fund purchased prior to March 3, 1997, are subject to a CDSC if redeemed within four years of purchase. For so long as you hold Class B shares of such Fund, any new Class B shares of the Fund that you acquire are subject to a CDSC if redeemed within four years. In addition, if you exchange Class B shares of the Fund for Class B shares of another fund, upon redemption the CDSC applicable to the original Class B shares of the Fund will apply. The CDSCs applicable to such shares are as follows:



                  Redemption Within:                1 Year   2 Years   3 Years   4 Years
    ----------------------------------------------  ------   -------   -------   -------
                        CDSC:                         3%        2%        1%        1%



  Contingent deferred sales charges are not imposed on amounts representing increases in NAV above the NAV at the time of purchase and are not assessed on Class B shares purchased through reinvestment of dividends or capital gains distributions. Class B shares automatically convert to Class A shares of the same Fund six years after the end of the month in which such Class B shares were acquired, and such conversions are ordinarily not taxable.



  The amount of any contingent-deferred sales charge, if any, paid upon redemption of Class B shares is determined in a manner designed to result in the lowest sales charge rate being assessed. When a redemption request is made, Class B shares acquired pursuant to the reinvestment of dividends and capital-gain distributions are considered to be redeemed first. After this, Class B shares are considered redeemed on a first-in, first-out basis so that Class B shares held for a longer period of time are considered redeemed prior to more recently acquired Class B shares. For a discussion of the interaction between the optional Exchange Privilege and contingent-deferred sales charges on Class B shares, see "Additional Shareholder Services -- Exchange Privilege."



  Contingent-deferred sales charges are waived on redemptions of Class B shares
(i) following the death or disability (as defined in the Internal Revenue Code of 1986, as


                                       33                             PROSPECTUS
amended (the "Code")) of a shareholder, (ii) to the extent that the redemption represents a scheduled distribution from an IRA or other retirement plan to a shareholder who has reached age 59 1/2, (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate NAV of the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of the Company with any other registered investment company by a merger, acquisition of assets, or any other transaction.


  In deciding whether to purchase Class A or Class B shares, you should compare the fees assessed on Class A shares (including front-end sales charges) against those assessed on Class B shares (including potential contingent-deferred sales charges and higher Rule 12b-1 fees than Class A shares) in light of the amount to be invested and the anticipated time that the shares will be owned. If your purchase amount would qualify you for a reduced sales charge on Class A shares, you should consider carefully whether you would pay lower fees ultimately on Class A or Class B shares. See "Investing In The Funds -- Sales Charges" for information on reduced sales charges for Class A shares.


  You may buy shares on any Business Day by any of the methods described below. The Company reserves the right to reject any purchase order or suspend sales at any time. Payment for orders that are not received is returned after prompt inquiry. The issuance of shares is recorded on the Company's books, and share certificates are not issued.

INITIAL PURCHASE BY WIRE

1. Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

  Wells Fargo Bank, N.A.
  San Francisco, California
  Bank Routing Number: 121000248
  Wire Purchase Account Number: 4068-000587

  Attention: Stagecoach Funds (Name of Fund) (designate Class A or Class B)

  Account Name(s): Name(s) in which to be registered
  Account Number: (if investing into an existing account)

PROSPECTUS                             34

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after funds are wired and must be received and accepted by the transfer agent before an account can be opened:

  Wells Fargo Bank, N.A.
  Stagecoach Shareholder Services
  P.O. Box 7066
  San Francisco, California 94120-7066
  Telefacsimile: 1-415-543-9538

4. Share purchases are effected at the public offering price or, in the case of Class B shares, at the NAV next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

1. Complete an Account Application. Indicate the services to be used.


2. Mail the Account Application and a check for $1,000 or more payable to "Stagecoach Funds (Name of Fund) (designate Class A or Class B)" to the address set forth in "Initial Purchases by Wire."


3. Share purchases are effected at the public offering price or, in the case of Class B shares, at the NAV next determined after the Account Application is received and accepted.

AUTOSAVER PLAN PURCHASES


  The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to your Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the transfer agent on a monthly basis from an account with a bank that is designated in your Account Application and is approved by the transfer agent ("Approved Bank Account"). You may open an Approved Bank Account with Wells Fargo Bank. The transfer agent withdraws and uses this amount to purchase specified shares of the designated Fund and class on your behalf each month on or about the day that you have selected, or, if you have not selected a day, on or about the 20th day of each month. If you hold shares through a brokerage account, the AutoSaver Plan will comply with the terms of your brokerage agreement. The transfer agent requires a minimum of ten (10) Business Days to implement your AutoSaver Plan purchases or to process your request to change the day on which the AutoSaver purchase is processed. There are no separate fees charged to you by the Company for participating in the AutoSaver Plan.


                                       35                             PROSPECTUS

  You may change your investment amount, the date on which your AutoSaver purchase is effected, suspend purchases or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS


  You may be entitled to invest in the Funds through a Plan Account or other tax-deferred retirement plan. Contact a shareholder servicing agent or a selling agent (such as Wells Fargo Bank) for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Fund shares acquired through a Plan Account is $250 (the minimum initial investment amount is not applicable if you participate in ExpressInvest through a Plan Account).


  Application materials for opening a tax-deferred retirement plan can be obtained from a shareholder servicing agent or a selling agent. Return your completed tax-deferred retirement plan application to your shareholder servicing agent or a selling agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before a Fund account is opened. You should ask your shareholder servicing agent or selling agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable or inappropriate as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.

ADDITIONAL PURCHASES


  You may make additional purchases of $100 or more by instructing a Fund's transfer agent to debit your Approved Bank Account, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Stagecoach Funds (name of Fund) (designate Class A or Class B)" to the address set forth under "Initial Purchases by Wire." Write your Fund account number on the check and include the detachable stub from your Account Statement or a letter providing your Fund account number.


PURCHASES THROUGH SELLING AGENTS

  You may place a purchase order for Fund shares through a broker/dealer or financial institution that has entered into a selling agreement with Stephens, as the Funds Distributor ("Selling Agent"). If your order is placed by the close of the NYSE, the purchase order is executed on the same day if the order is received by the transfer agent before the close of business. If your purchase order is received by a Selling Agent after the close of the NYSE or by the transfer agent after the close of business, then your

PROSPECTUS                             36
purchase order is executed on the next Business Day after the day your order is placed. The Selling Agent is responsible for the prompt transmission of your purchase order to the Company. Because payment for shares of the Fund is not due until settlement date, the Selling Agent might benefit from the temporary use of your payment. A financial institution that acts as a Selling Agent, shareholder servicing agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS


  Purchase orders for Fund shares may be transmitted to the transfer agent through any entity that has entered into a shareholder servicing agreement with the Company ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management, Distribution and Servicing Fees -- Shareholder Servicing Agent." A Shareholder Servicing Agent may transmit your purchase order to the transfer agent, including a purchase order for which payment is to be transferred from your Approved Bank Account or wired from a financial institution. If your order is transmitted by a Shareholder Servicing Agent on your behalf to the transfer agent before the close of the NYSE, the purchase order is executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the transfer agent after the close of the NYSE, then your order is executed on the next Business Day after the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the transfer agent.


STATEMENTS AND REPORTS


  The Company, or a Shareholder Servicing Agent on its behalf, will typically send you a confirmation or statement of your account after every transaction that affects your share balance or your Fund account registration. Every January, you will be provided a statement with tax information for the previous year to assist you in tax return preparation. At least twice a year, you will receive financial statements.



                    DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS



  Dividends of the Funds are declared daily payable to shareholders of record as of the close of regular trading of the NYSE (currently, 1:00 p.m., Pacific time). Dividends declared in a month generally are distributed on the last Business Day of each month. You begin earning dividends on the Business Day after the date your purchase order is


                                       37                             PROSPECTUS
effective and continue to earn dividends through the day you redeem your shares. The Funds intend to distribute any capital gains at least annually.



  Dividend and capital-gain distributions have the effect of reducing the NAV per share by the amount distributed. Although distributions paid to you on newly issued shares shortly after your purchase would represent, in substance, a return of your capital, the distributions would ordinarily be taxable to you. All expenses that are attributable to a particular class also may affect the relative dividend and/or capital gains distributions of Class A and Class B shares.



  If you redeem shares before the dividend payment date, any dividends credited to you are distributed on the following dividend payment date unless you have redeemed all shares in your account, in which case you will receive your accrued dividends together with your redemption proceeds.



  Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. You have several options for receiving dividend and capital gain distributions. They are discussed under "Additional Shareholder Services -- Dividend and Capital Gain Distribution Options" below.



                              HOW TO REDEEM SHARES



  You may redeem Fund shares on any Business Day. Your shares are redeemed at the NAV per share next calculated after the Company has received your redemption request in proper form. The Company ordinarily remits redemption proceeds, net of any contingent-deferred sales charge applicable to Class B shares (the "net redemption proceeds"), within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of the security holders of such Fund. In addition, the Funds may hold payment on your redemptions until reasonably satisfied that your investments made by check have been collected (which can take up to 10 days from the purchase date). To ensure acceptance of your redemption request, please follow the procedures described below. In addition, the Company reserves the right to impose charges for wiring redemption proceeds.


  All redemptions of shares generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is

PROSPECTUS                             38
irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage costs in converting such securities to cash.


  Due to the high cost of maintaining Fund accounts with small balances, the Company reserves the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of shares of the Fund after you have made only the applicable minimum initial investment). However, you will be given 30 days' notice to make an additional investment to increase your account balance to the required minimum balance. Plan Accounts are not subject to minimum Fund account balance requirements. For a discussion of applicable minimum balance requirements, see "Investing in the Funds -- How To Buy Shares."


REDEMPTIONS BY TELEPHONE

  Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the transfer agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the transfer agent to be genuine. The Company requires the transfer agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the transfer agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY MAIL

1. Write a letter of instruction. Indicate the class and the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your taxpayer identification number ("TIN"), which is generally your social security or employer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

                                       39                             PROSPECTUS

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address of record or to your Approved Bank Account, or other unusual circumstances exist that cause the transfer agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution", which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail your letter to the transfer agent at the mailing address set forth under "Investing in the Fund -- Initial Purchases by Wire."

  Unless other instructions are given in proper form, a check for your net redemption proceeds is sent to your address of record.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

  You may request an expedited redemption of Fund shares by letter, in which case your receipt of redemption proceeds, but not a Fund's receipt of your redemption request, would be expedited. In addition, you also may request an expedited redemption of shares of a Fund by telephone on any Business Day, in which case both your receipt of redemption proceeds and a Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

  You may request expedited redemption by telephone by calling the transfer agent at the telephone number listed on your transaction confirmation or by calling 1-800-222-8222.

  You may request expedited redemption by mail by mailing your expedited redemption request to the transfer agent at the mailing address set forth under "Investing in the Fund -- Initial Purchases by Wire."

  Upon request, net redemption proceeds of your expedited redemptions of $5,000 or more are wired or credited to your Approved Bank Account or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an Approved Bank Account or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the

PROSPECTUS                             40
signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption.


  If your expedited redemption request is received by the transfer agent by the close of the NYSE on a Business Day, your redemption proceeds are transmitted to your designated Approved Bank Account or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Extraordinary circumstances could include those described above as potentially delaying redemptions and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for net redemption proceeds of less than $5,000 is mailed to your address of record or, at your election, credited to your Approved Bank Account.


  During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the transfer agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Company reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

  The Company's Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the net redemption proceeds distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital gain distributions are being reinvested automatically and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your designated Approved Bank Account. The transfer agent redeems sufficient shares and mails or deposits your net redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Company for participating in the Systematic Withdrawal Plan. However, you should not participate in the Systematic Withdrawal Plan if you also are purchasing shares of a Fund that are subject to a front-end sales charges.

  It may take up to ten (10) days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change your withdrawal amount, suspend withdrawals or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan is terminated automatically if your Fund account is closed or, in some cases, if your Approved Bank Account is closed.

                                       41                             PROSPECTUS

REDEMPTIONS THROUGH SELLING AGENTS

  If your redemption order is received by a Selling Agent before the close of the NYSE and received by the transfer agent before the close of business on the same day, the order is executed at the NAV determined as of the close of the NYSE on that day. If your redemption order is received by a Selling Agent after the close of the NYSE, or is not received by the transfer agent prior to the close of business, your order is executed at the NAV determined as of the close of the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Company.


  Unless you have made other arrangements with the Selling Agent and the transfer agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through a Selling Agent are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net redemption proceeds are credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the net redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.


REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

  You may request a redemption of Fund shares through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. If your redemption order is transmitted by the Shareholder Servicing Agent on your behalf to the transfer agent before the close of the NYSE, the redemption order is executed at the NAV determined as of the close of the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the transfer agent after the close of the NYSE, then your order is executed on the next Business Day after the date your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Company.


  Unless you have made other arrangements with your Shareholder Servicing Agent, and the transfer agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through your Shareholder Servicing Agent are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net redemption proceeds is credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent. The Shareholder Servicing Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until


PROSPECTUS                             42
any check it issues for you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

                        ADDITIONAL SHAREHOLDER SERVICES


  The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, Tax-Deferred Retirement Plans, the Systematic Withdrawal Plan, and Expedited Redemptions by Letter and Telephone. In addition, you have several distribution payment options and an exchange privilege, which are described below. If you have questions about the distribution options available to you, please call 1-800-222-8222.


DIVIDEND AND DISTRIBUTION OPTIONS


  When you fill out your Account Application, you can choose from the following distribution options listed below.



  A. The AUTOMATIC REINVESTMENT OPTION provides for the reinvestment of your dividend and capital gain distributions in additional shares of the same class of the Fund that paid such distributions. Distributions declared in a month generally are reinvested in additional shares at NAV on the last Business Day of such month. You are assigned this option automatically if you make no choice on your Account Application.



  B. The FUND PURCHASE OPTION lets you use your dividend and/or capital gain distributions from the Fund to purchase, at NAV, shares of another fund in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Distributions paid on Class A or Class B shares may be invested in Class A or Class B shares, respectively, of another fund, in Retail shares of a fund offered by another investment company in the Stagecoach Family of Funds, in Class A shares of the Government Money Market Mutual, Money Market Mutual, Prime Money Market Mutual or Treasury Money Market Mutual Funds or in shares of the California Tax-Free Money Market Mutual or National Tax-Free Money Market Mutual Funds (collectively, the "Money Market Mutual Funds"). Distributions paid on Class A shares may also be invested in shares of a non-money market fund with a single class of shares (a "single class fund"). Distributions paid on Class B shares may not be invested in shares of a single class fund.



  C. The AUTOMATIC CLEARING HOUSE OPTION permits you to have dividend and capital gain distributions deposited in your Approved Bank Account. In the event your Approved Bank Account is closed, and such distribution is returned to the Funds' dividend disbursing agent, the distribution is reinvested in your Fund account at the NAV next determined after the distribution has been returned. In addition, your Automatic Clearing House Option is then converted to the Automatic Reinvestment Option.


                                       43                             PROSPECTUS

  D. The CHECK PAYMENT OPTION lets you receive a check for all dividend and/or capital gain distributions, which generally is mailed either to your designated address or your Approved Bank Account shortly following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks are reinvested in your Fund account at the NAV next determined after the earlier of the date the checks have been returned to the Fund's dividend disbursing agent or the date six months after the payment of such distribution. In addition, your Check Payment Option is then converted to the Automatic Reinvestment Option.



  The Company forwards moneys to the dividend disbursing agent so that it may issue you distribution checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear. The Company takes reasonable efforts to locate investors whose checks are returned or uncashed after six months.


EXCHANGE PRIVILEGE


  The exchange privilege is a convenient way to buy shares in another fund of the Stagecoach Family of Funds to respond to changes in your investment needs. You can exchange between the various funds as follows:



                       EXCHANGES BETWEEN                      YES     NO
    --------------------------------------------------------  ---     ---
    Class A shares and a Money Market Mutual Fund...........   X
    Class A shares and Class A shares.......................   X
    Class B shares and a Money Market Mutual Fund...........   X
    Class B shares and Class B shares.......................   X
    Class A shares of a non-Money Market Mutual Fund and
      Class B shares........................................           X



  Important factors that you should consider:



  - You will need to read the prospectus of the fund into which you want to exchange.



  - Every exchange is a redemption of shares of one fund and a purchase of shares of another fund. The redemption may produce a gain or loss for federal income tax purposes.



  - You must exchange at least the minimum initial purchase amount of the fund you are redeeming, unless your balance has fallen below that amount due to market conditions or you have already met the minimum initial purchase amount of the fund you are purchasing.



  - If you exchange Class A shares, you will need to pay any difference between a load that you have already paid and the load that you are subject to in the new fund (less


PROSPECTUS                             44
    the difference between any load already paid under the maximum 3% load schedule and the maximum 4.50% schedule).



  - You will not pay a contingent deferred sales charge on any exchange from Class B shares into other Class B shares or a Money Market Mutual Fund. The new shares will continue to age while they are in the new fund and will be charged the contingent deferred sales charge applicable to the original shares upon redemption.



  - If you exchange Class A or Class B shares for shares of a Money Market Mutual Fund, you may not re-exchange shares of the Money Market Mutual Fund for shares other than the original exchanged class.



  - Stagecoach may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, Stagecoach will notify you 60 days before discontinuing or modifying the exchange privilege.



  You may exchange shares by writing the Transfer Agent or, if you have telephone privileges, you may call the Transfer Agent. Exchanges are subject to the procedures and conditions applicable to purchasing and redeeming shares.


CONVERSION


  Class B shares that have been outstanding for six years after the end of the month in which the shares were initially purchased automatically convert to Class A shares of the same Fund and, consequently, will no longer be subject to the higher Rule 12b-1 fees applicable to Class B shares of the Fund. Such conversion is effected on the basis of the relative NAV of the two classes, without the imposition of any sales charge or other charge except that the lower Rule 12b-1 fees applicable to Class A shares shall thereafter be applied to such converted shares. Because the NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same. Reinvestments of distributions in Class B shares are considered new purchases for purposes of the conversion feature.



  If a shareholder effects one or more exchanges among Class B shares of any Fund or shares of a Money Market Mutual Fund during the six-year period and exchanges back into Class B shares, the holding period for the shares so exchanged is counted toward the six-year period, and any Class B shares held at the end of six years are converted into Class A shares.


                                       45                             PROSPECTUS

                          MANAGEMENT, DISTRIBUTION AND
                                 SERVICING FEES

INVESTMENT ADVISER

  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Funds' adviser, provides investment guidance and policy direction in connection with the management of the Funds' assets. The adviser also furnishes the Board of Directors with periodic reports on the Funds' investment strategy and performance. For its services as investment adviser to the Intermediate Bond and Short-Intermediate U.S. Government Income Funds, Wells Fargo Bank is entitled to monthly investment advisory fees at the annual rate of 0.50% of the Funds average daily net assets. For its services as investment adviser to the Ginnie Mae Fund, Wells Fargo Bank is entitled to a monthly investment advisory fee at an annual rate equal to 0.50% of the first $250 million of the Fund's average daily net assets, 0.40% of the next $250 million, and 0.30% in excess of $500 million. From time to time, a Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.


  Advisory Fees Paid



  For the nine-month period ended September 30, 1996, the Ginnie Mae and Short-Intermediate U.S. Government Income Funds paid advisory fees to Wells Fargo bank at the annual rates of 0.50% and 0.50%, respectively, of their average daily net assets. For the fiscal year ended September 30, 1996, the Intermediate Bond Fund paid advisory fees at the annual rate of 0.50% of its average daily net assets. For the periods prior to September 6, 1996, this includes amounts paid to Wells Fargo Investment Management, Inc. by the predecessor portfolio.



  For the year ended December 31, 1995, the Ginnie Mae and the Short-Intermediate U.S. Government Income Funds paid advisory fees to Wells Fargo Bank at the annual rates of 0.50% and 0.27%, respectively, of their average daily net assets.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank serves as the Funds' custodian and transfer and dividend disbursing agent. Under the Custody Agreement, each Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to each Fund's Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

PROSPECTUS                             46

SHAREHOLDER SERVICING AGENT


  The Funds have entered into shareholder servicing agreements with Wells Fargo Bank, on behalf of each class of Fund shares, and may enter into similar agreements with other entities. Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agent for their customers, to provide shareholder administrative and liaison services, with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent for the Intermediate Bond Fund is entitled to receive a fee, at the annual rate of up to 0.25% of the average daily net assets attributable to the Class A or Class B shares, as the case may be, for which payment is being made, owned during the period by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules").



  For its services, a Shareholder Servicing Agent for the Short-Intermediate U.S. Government Income Fund receives a fee, as calculated on an annualized basis for the Fund's then-current fiscal year, up to (1) 0.30% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the NASD Rules. In no event will shareholder servicing fees for the Ginnie Mae Fund, as calculated on an annualized basis for the Fund's then-current fiscal year, exceed the lesser of (1) 0.30% of the average daily net assets of the Fund represented by Class A or Class B Shares, as the case may be, owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the NASD Rules. In no event will the portion of such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of each such Fund's average NAV.


  A Shareholder Servicing Agent also may impose certain conditions and/or fees on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

                                       47                             PROSPECTUS

ADMINISTRATOR AND CO-ADMINISTRATOR



  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator provide each Fund with administrative services, including general supervision of each Fund's operation, coordination of other services provided to a Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct each Fund's business and Stephens compensates the Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund s average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their administrative duties to sub-administrators.



  Stephens previously provided substantially the same services as sole administrator to the Funds. For the nine-month period ended September 30, 1996, the Ginnie Mae and Short-Intermediate U.S. Government Income Funds paid administrative fees to Stephens at the annual rates of 0.03% and 0.03%, respectively, of each Fund s average daily net assets. For the year ended September 30, 1996, the Intermediate Bond Fund paid administrative fees at the annual rate of 0.10% of its average daily net assets. For the period prior to September 6, 1996, this includes amounts paid to Furman Selz LLC by the predecessor portfolio to the Intermediate Bond Fund.



SPONSOR AND DISTRIBUTOR



  Stephens is the Funds' sponsor and co-administrator and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.


  Stephens, as the Funds' principal underwriter within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing the shares of the Funds. The Company also has adopted a Distribution Plan on behalf of each of the Funds under the SEC's Rule 12b-1 ("Plans"). Under the Plan for the Class A shares of the Intermediate Bond Fund, the Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Class A shareholders and may pay compensation to the Distributor and Selling Agents for sales support service. The Class A Plan provides for payments at an annual rate of up

PROSPECTUS                             48
to 0.05% of the average daily net assets attributable to the Class A shares. The Class B Plan is similar but provides for payments, at an annual rate, of up to 0.75% of the average daily net assets attributable to the Class B shares of the Fund. Other distribution-related services may include, among other services, costs and expenses for advertisements, sales literature, direct mail or any other form of advertising; expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; payments to broker/dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker/dealer or other institution receiving such fees; and other similar services as the Directors determine to be reasonably calculated to result in the sale of the Fund's shares.

  Under the Plan for the Class A Shares of the Ginnie Mae Fund, the Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Class A shareholders by paying on an annual basis up to 0.05% of the average daily net assets attributable to Class A Shares of such Fund. Under the Plan for the Class A shares of the Short-Intermediate U.S. Government Income Fund, the Fund may defray all or a part of the cost of preparing and printing prospectuses and other promotional material to prospective shareholders by paying on an annual basis up to 0.05% of the average daily net assets attributable to the Fund. The Plan for the Class A shares of the Short-Intermediate U.S. Government Income Fund provides only for the reimbursement of actual expenses. Under the Class B Plan for the Ginnie Mae Fund, the Fund may defray all or part of such costs and pay compensation to the Distributor and Selling Agents for sales support services. The Class B Plan for the Ginnie Mae Fund provides for payments, on an annual basis, of up to 0.70% of the average daily net assets attributable to the Class B Shares of the Fund.

  Under the Distribution Agreement, Stephens may enter into selling agreements with Selling Agents that wish to make available Fund shares to their respective customers. On behalf of the shares of the Funds, each Fund may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities are allocated to the Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

  In addition, the Plans contemplate that, to the extent any fees payable pursuant to a shareholder servicing agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans, subject

                                       49                             PROSPECTUS
to any limits under applicable law, regulations or rules, including the NASD Rules. Financial institutions acting as Selling Agents, Shareholder Servicing Agents, or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws that may differ from federal law and any interpretations expressed herein.

  Stephens has established a cash and non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise or the cash value of a non-cash compensation item.

FUND EXPENSES


  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each Fund bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors and legal counsel, and compensation of the Company s directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees; and any extraordinary expenses. Expenses attributable to each Fund or class are charged against the assets of the Fund or class. General expenses of the Company are allocated among all of the Funds of the Company in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                                     TAXES


  Distributions from a Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. A portion of dividend distributions to corporate shareholders may be excludable pursuant to the "dividends-received deduction" allowable to corporate shareholders. Distributions from a Fund's net long-term capital gains are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.


PROSPECTUS                             50

  Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes -- Disposition of Fund Shares" in the SAIs.



  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.



  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI for each Fund.


                                       51                             PROSPECTUS

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

  Temporary Investments


  The Funds may hold a certain portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Funds may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities. See "Additional Permitted Investment Activities" in the SAI for additional Information.


  U.S. Government Obligations


  The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.



  Mortgage-Related Securities



  The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the


                                      A- 1                            PROSPECTUS
securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  The Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

  Other Asset-Backed Securities


  The Funds may invest in asset-backed securities that are unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based


PROSPECTUS                            A- 2
upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

  Derivative Securities


  The Intermediate Bond and Short-Intermediate U.S. Government Income Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. These Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The embedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.


  Stripped Obligations


  The Ginnie Mae, Intermediate Bond and Short-Intermediate U.S. Government Income Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face


                                      A- 3                            PROSPECTUS
value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly, SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

  Custodial Receipts for Treasury Securities


  The Intermediate Bond Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Fund in such participations will not exceed 5% of the value of the Fund's total assets.



  Forward Commitments, When-Issued Purchases and Delay-Delivery Transactions


  The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser. During the period between commitment and settlement, no payment is made by the Fund and no interest accrues to the Fund. In some instances, a Fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the Fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. For example, a securities dealer may seek to purchase a particular security which the Fund owns. The Fund will sell that security to the dealer and simultaneously enter into a "firm commitment" agreement to buy back the same security at a future date, as described above. The net effect of these transactions is to generate income for the Fund since the dealer is willing to execute these transactions at prices favorable to the Fund in order to acquire the specific security which it buys in the initial purchase transaction. Wells Fargo Bank will limit these transactions to a maximum of 35% of the Fund's total assets. There is a risk that a party with whom a Fund enters into when-issued or firm commitment agreements may not perform its obligation to deliver or purchase the securities, which could result in a gain or loss to the Fund. To minimize the risk of default, the Fund enters into such

PROSPECTUS                            A- 4
transactions only with those major banks and non-bank U.S. Government securities dealers who are recognized by the Board of Governors of the Federal Reserve System as primary dealers. As described further in its SAI, the Fund may purchase certain securities on a when-issued basis, although it currently does not expect to invest more than 5% of its assets in such securities.

  Commercial Paper


  The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Intermediate Bond Fund in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a NRSRO. Commercial paper may include variable- and floating-rate instruments.


  Floating- and Variable-Rate Instruments


  The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.


  Repurchase Agreements


  The Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds


                                      A- 5                            PROSPECTUS
advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.



  Other Investment Companies



  The Funds may invest in shares of other open-end, management investment companies provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. Wells Fargo Bank will waive its advisory fees for that portion of a Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Funds also may purchase shares of exchange-listed, closed-end funds.



  Illiquid Securities



  The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.



  Foreign Obligations



  Each Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


  Additional Investments -- Ginnie Mae Fund

  FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments.

PROSPECTUS                            A- 6

  These mortgage-backed securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security. The GNMA securities in which the Ginnie Mae Fund will invest are of the "modified" type, which entitles the holder of such certificates to receive its share of all interest and principal payments owed on the underlying pool of mortgage loans, regardless of whether or not the mortgagors actually make the payments.

  The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Ginnie Mae Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. As a result, if the Fund purchases such securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchased such securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. In choosing specific issues, Wells Fargo Bank, as investment adviser, will have made assumptions about the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower investment return than anticipated.

  Additional Investments -- Short-Intermediate U.S. Government Income Fund

  The mortgages underlying ARMS guaranteed by GNMA are fully insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMS issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until

                                      A- 7                            PROSPECTUS
all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR").

  The interest rates on the mortgages underlying the ARMS and the CMOs in which the Short-Intermediate U.S. Government Income Fund may invest generally are readjusted at intervals of one year or less in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity U.S. Treasury note rates, the three-month U.S. Treasury bill rate, the 180-day U.S. Treasury bill rate, rates on longer-term U.S. Treasury securities, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, a published prime rate, or commercial paper rates. Certain of these indices follow overall market interest rates more closely than others.

  Adjustable-rate mortgages, an increasingly common form of residential financing, generally are originated by banks and thrift institutions and have a specified maturity date. Most provide for amortization of principal in a manner similar to fixed-rate mortgages but have interest payment amounts that change in response to changes in a specified interest rate index. The rate of interest due on such a mortgage is calculated by adding an agreed-upon "margin" to the specified index, although there generally are limitations or "caps" on interest rate movements in any given period or over the life of the mortgage. To the extent that the interest rates on adjustable rate mortgages underlying the ARMS or the CMOs in which the Short-Intermediate U.S. Government Income Fund may invest cannot be adjusted in response to interest rate changes because of such caps, the ARMS or CMOs are likely to respond to changes in market rates more like fixed-rate securities. In other words, interest rate increases in excess of such caps can be expected to cause the ARMS or CMOs backed by mortgages that have such caps to decline in value to a greater extent than would be the case in the absence of such caps. Conversely, interest rate decreases below such floors can be expected to cause the ARMS or CMOs backed by mortgages that have such floors to increase in value to a greater extent than would be the case in the absence of such floors.

  Since the interest rates on many mortgages underlying ARMS and CMOs are reset on an annual basis and generally are subject to caps, it can be expected that the prices of such ARMS and CMOs will fluctuate to the extent prevailing market interest rates are not reflected in the interest rates payable on the underlying adjustable rate mortgages or the CMO. In this regard, the NAV of the Short-Intermediate U.S. Government Income Fund's shares could fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some principal loss or less gain than might otherwise be achieved if they redeem their Fund shares before the interest rates on

PROSPECTUS                            A- 8
the mortgages underlying the Fund's portfolio securities are adjusted to reflect prevailing market interest rate.

  The holder of ARMS and certain CMOs receives not only monthly scheduled payments of principal and interest but also may receive unscheduled principal payments representing prepayments on the underlying mortgages. An investor, therefore, may have to reinvest the periodic payments and any unscheduled prepayments of principal it receives at a rate of interest which is lower than the rate on the ARMS and CMOs held by it.

  The Short-Intermediate U.S. Government Income Fund also may invest cash balances temporarily in U.S. Treasury bills, which are short-term U.S. Government obligations with maturities which do not exceed one year.


INVESTMENT POLICIES AND RESTRICTIONS


  Each Fund's investment objective, as set forth in "How the Funds
Work -- Investment Objectives and Policies," is not fundamental; that is, it may be changed without approval by the vote of the holders of a majority of such Fund's outstanding voting securities, as described under "Capital Stock" in the SAI for each Fund. If the Board of Directors determines that a Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company may make such change without shareholder approval and will disclose any such material changes in the then-current Prospectus.


  Fundamental Investment Policies


  As a matter of fundamental policy for the Intermediate Bond Fund, the Fund may not purchase or sell commodity contracts or invest in oil, gas or mineral exploration or development programs, except that the Fund may enter into futures contracts and related options. The Fund may not purchase or sell real estate, except that the Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate. The Fund may not purchase securities of companies for the purpose of exercising control. The Fund may not acquire any other investment company except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act. The Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933. The Fund may not write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Fund may enter into transactions in options on securities, futures contracts and options on futures contracts. The Fund may not borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing. The Fund may not purchase securities (except U.S. Government securities and repurchase agreements collateralized

                                      A- 9                            PROSPECTUS
by such securities) if more than 5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 25% of a Fund's total assets may be invested without regard to this 5% limitation. Subject to the foregoing 25% exception, the Fund may not purchase more than 10% of the outstanding voting securities of any issuer. The Fund may not invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry. The Fund may not borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing.

  For the Funds, if a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation, however, each Fund will not at any time have more than 15% (10% for the Ginnie Mae Fund) of its net assets invested in illiquid securities.

  As matters of fundamental policy for the Ginnie Mae and Short-Intermediate U.S. Government Income Funds, a Fund may: (i) not purchase securities of any issuer (except U.S. Government obligations) if as a result more than 5% of the value of a Fund's total assets would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer; (ii) make loans of portfolio securities in accordance with its investment policies; and (iii) not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that the Fund may invest 25% or more of its assets in U.S. Government obligations. In addition, as a matter of fundamental policy, the Short-Intermediate U.S. Government Income Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets. As a matter of fundamental policy, the Ginnie Mae Fund may borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets. Each Fund may not purchase investments while any such outstanding borrowing exceeds 5% of such Fund's net assets.

  With respect to fundamental investment policy (i) above, the Short-Intermediate U.S. Government Income Fund is subject to this restriction only with respect to 75% of the Fund's assets, and, with regard to both Funds, it may be possible that the Company would own more than 10% of the outstanding voting securities of the issuer. With respect to fundamental investment policy concerning bank borrowing above, the Ginnie Mae Fund presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to fundamental investment policy (ii) above, the Short-Intermediate U.S. Government Income Fund does not intend to make loans of its portfolio securities during the coming year, and the Ginnie Mae Fund does not intend to put at risk more than 5% of its assets during the coming year.

PROSPECTUS                           A- 10

  Nonfundamental Investment Policies


  As a matter of nonfundamental policy, the Ginnie Mae Fund may invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, illiquid securities and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

  As a matter of nonfundamental policy, the Short-Intermediate U.S. Government Income Fund may invest up to 15% of the current value of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

  Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under
Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating organization and the adviser, pursuant to guidelines established by the Company's Board of Directors has determined that the commercial paper is of equivalent quality and is liquid, if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

                                     A- 11                            PROSPECTUS

Advised by WELLS FARGO BANK, N.A.
Sponsored/Distributed by
Stephens Inc., Member NYSE/SIPC
                                                                            LOGO
NOT FDIC INSURED

LOGO

P.O. Box 7066


San Francisco, CA 94120-7066


 STAGECOACH FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank
  - are NOT deposits or obligations of the Bank
  - involve investment risk, including possible loss of                   LOGO
  principal

LOGO

Printed on Recycled Paper                                          SC0207 (2/97)

                                      LOGO

                         ------------------------------

                                   PROSPECTUS
                         ------------------------------

                             AGGRESSIVE GROWTH FUND
                                 BALANCED FUND
                              CORPORATE STOCK FUND
                            DIVERSIFIED INCOME FUND
                               EQUITY VALUE FUND
                             GROWTH AND INCOME FUND
                                 SMALL CAP FUND

                              CLASS A AND CLASS B


                                FEBRUARY 1, 1997

                              STAGECOACH FUNDS(R)

                 AGGRESSIVE GROWTH, BALANCED, CORPORATE STOCK,
              DIVERSIFIED INCOME, EQUITY VALUE, GROWTH AND INCOME
                              AND SMALL CAP FUNDS

  Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about Class A and Class B (except for the Corporate Stock Fund) shares offered in seven funds of the Stagecoach Family of Funds -- the AGGRESSIVE GROWTH, BALANCED, CORPORATE STOCK, DIVERSIFIED INCOME, EQUITY VALUE, GROWTH AND INCOME and SMALL CAP FUNDS (each, a "Fund" and, collectively, the "Funds"). The Corporate Stock Fund offers a single class of shares (sometimes referred to in this Prospectus with the Class A shares of the other Funds as "Class A" shares).


  Please read this Prospectus and retain it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own. A Statement of Additional Information ("SAI"), dated February 1, 1997 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available free of charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066, or by calling the Company at 1-800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA (1-800-237-8472) for information or assistance.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


  FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), BARCLAYS GLOBAL INVESTORS, N.A. ("BGI") OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



                       PROSPECTUS DATED FEBRUARY 1, 1997


                                                                      PROSPECTUS

  The AGGRESSIVE GROWTH FUND seeks to provide investors with an above-average level of capital appreciation. The BALANCED FUND seeks to provide investors with both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach. The CORPORATE STOCK FUND seeks to approximate to the extent practicable the total rate of return of substantially all of the common stocks comprising the Standard & Poor's 500 Composite Stock Price Index. The DIVERSIFIED INCOME FUND seeks to earn current income and a growing stream of income over time, consistent with preservation of capital. The EQUITY VALUE FUND seeks to provide investors with long-term capital appreciation. The GROWTH AND INCOME FUND seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks, and preferred stocks and debt securities that are convertible into common stocks. The SMALL CAP FUND seeks above-average long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index (before fees and expenses) over a time horizon of three to five years.


  Each of the Aggressive Growth, Corporate Stock and Small Cap Funds seeks to achieve its investment objective by investing all of its assets in the Capital Appreciation, Corporate Stock and Small Cap Master Portfolios (each, a "Master Portfolio" and, collectively, the "Master Portfolios"), respectively, of Master Investment Trust ("MIT"), an open-end management investment company. The performance of each such Fund corresponds directly to the performance of the corresponding Master Portfolio in which it invests. References to the investments and investment policies and risks of these Funds, unless otherwise indicated, should be understood as references to the investments and investment policies and risks of the corresponding Master Portfolios.



  WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND IS COMPENSATED FOR PROVIDING THE FUNDS AND MASTER PORTFOLIOS WITH CERTAIN OTHER SERVICES. BARCLAYS GLOBAL FUND ADVISORS ("BGFA") IS SUB-ADVISER TO THE CORPORATE STOCK MASTER PORTFOLIO. BGI IS CUSTODIAN TO THE CORPORATE STOCK FUND AND CORPORATE STOCK MASTER PORTFOLIO. STEPHENS INC. ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, BGFA OR BGI, IS THE SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR FOR THE FUNDS.


PROSPECTUS

                               TABLE OF CONTENTS
                                    -------
PROSPECTUS SUMMARY                                                             1
SUMMARY OF FUND EXPENSES                                                       6
FINANCIAL HIGHLIGHTS                                                          12

HOW THE FUNDS WORK                                                            26


THE FUNDS AND MANAGEMENT                                                      38


INVESTING IN THE FUNDS                                                        42


DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS                                       53


HOW TO REDEEM SHARES                                                          54


ADDITIONAL SHAREHOLDER SERVICES                                               58


MANAGEMENT, DISTRIBUTION AND SERVICING FEES                                   61


TAXES                                                                         67


PROSPECTUS APPENDIX -- ADDITIONAL INVESTMENT POLICIES                        A-1


                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY


  The Funds provide you with a convenient way to invest in various portfolios of securities selected and supervised by professional management. The following provides you with summary information about the Funds. For more information, please refer to the identified Prospectus sections and generally to this Prospectus and each Fund's SAI.



Q. WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?



A. The AGGRESSIVE GROWTH FUND seeks to provide investors with an above-average level of capital appreciation. The Fund pursues this objective by investing all of its assets in the Capital Appreciation Master Portfolio. The Capital Appreciation Master Portfolio has the same investment objective as the Fund. The Master Portfolio pursues this investment objective through the active management of a broadly diversified portfolio of equity securities of companies expected to experience strong growth in revenues, earnings and assets. The Fund and Master Portfolio are designed to provide above-average capital growth for investors willing to assume above-average risk.


    The BALANCED FUND seeks to provide investors with both capital appreciation and current income resulting in high total investment return consistent with prudent investment risk and a balanced investment approach. The Fund pursues this objective by investing in equity securities and debt instruments through a balanced and diversified program. The Fund normally invests between 30% and 70% of its assets in common stocks that are considered by the investment adviser to have better than average prospects for growth of capital and income. The Fund invests primarily in domestic equity securities but may invest up to 5% of its assets in equity securities listed or traded exclusively on a foreign exchange. The Fund's remaining assets are invested in senior fixed-income securities, including corporate debt securities, commercial paper and mortgage-backed and asset-backed securities, based on the relative stability of income and principal of such securities. Debt instruments in which the Fund invests are rated at least investment grade or deemed comparable.


    The CORPORATE STOCK FUND seeks to approximate to the extent practicable the total rate of return of substantially all of the common stocks comprising the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Fund pursues this objective by investing all of its assets in the Corporate Stock Master Portfolio, which has the same investment objective as the Fund. The Master Portfolio pursues this objective by investing in most of the common stocks which comprise the S&P 500 Index.


                                        1                             PROSPECTUS

    The DIVERSIFIED INCOME FUND seeks to earn current income and a growing stream of income over time, consistent with preservation of capital. The Fund pursues this objective by investing primarily in income-producing debt instruments and equity securities, including common stocks, and preferred stocks and debt instruments that are convertible into common stocks. Debt instruments include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, high quality bonds and a broad range of other debt instruments, such as bonds and other debt securities of domestic companies, U.S. dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments, and various asset-backed securities. Common stocks are selected on the basis of strong earnings growth trend, above-average prospects for future earnings growth and diversification among industries and companies. Convertible securities are selected on the basis of strong earnings and credit record, the ability to provide current income and the characteristics described above with respect to common stocks.

    The EQUITY VALUE FUND seeks to provide investors with long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks and may invest in debt securities that are convertible into common stocks of both domestic and foreign companies. The Fund may invest in large, well-established companies and smaller companies with market capitalizations exceeding $50 million. The Fund may invest up to 5% of its assets in foreign equity securities. Income generation is a secondary consideration in selecting investments. The Fund may purchase dividend paying stocks of particular issuers when the issuer's dividend record may, in the investment adviser's opinion, have a favorable influence on the market value of the securities. The Fund also may purchase convertible securities with the same characteristics as common stocks. Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks.

    The GROWTH AND INCOME FUND seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks, and preferred stocks and debt securities that are convertible into common stocks. Common stocks are selected on the basis of strong earnings growth trend, above-average prospects for future earnings growth and diversification among industries and companies. Convertible securities are selected on the basis of strong earnings and credit record, the ability to provide current income and the same characteristics described above with respect to common stocks.

    The SMALL CAP FUND seeks above-average long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index (before fees and expenses) over a time horizon of three to five years. The Fund pursues this objective by investing all of its assets in the Small Cap Master Portfolio. The Master Portfolio has the same investment objective as the Fund. The Master

PROSPECTUS                              2

    Portfolio pursues this investment objective through the active management of a broadly diversified portfolio consisting primarily of growth-oriented common stocks with market capitalizations between $50 million and $1 billion at the time of acquisition. The Master Portfolio intends to sell the common stock of any company in its investment portfolio after such Company's market capitalization exceeds $2 billion.

    See "How the Funds Work," "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information on investments.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF INVESTMENT?


A. An investment in a Fund is not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your shares of the Fund. Therefore, you should be prepared to accept some risk with the money you invest in the Funds. The portfolio equity securities of the Funds are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices, is trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund. The Capital Appreciation, Small Cap and Growth and Income Funds each may invest a significant portion of their respective assets in securities of smaller and newer issuers. Investments in such companies may present opportunities for capital appreciation because of high potential earnings growth, but may present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments in foreign securities by a Fund involve special risks and considerations not usually associated with investments in U.S. companies. As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives. See "How the Funds Work -- Investment Objectives and Policies," "How the Funds Work -- Risk Factors" and "Prospectus Appendix -- Additional Investment Policies" below and "Additional Permitted Investment Activities" in the SAI for further information about the Funds' investments and related risks.


Q. WHO MANAGES MY INVESTMENTS?


A. Wells Fargo Bank, as the Funds' and the Master Portfolios' investment adviser, manages your investments. Wells Fargo Bank also provides administrative, transfer


                                        3                             PROSPECTUS
    and dividend disbursing agency services to the Funds and serves as custodian to the Aggressive Growth, Balanced, Diversified Income, Equity Value, Growth and Income and Small Cap Funds. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent and provides certain of these services to the Master Portfolios. BGFA serves as sub-adviser to the Corporate Stock Master Portfolio. BGI serves as custodian to the Corporate Stock Fund and Corporate Stock Master Portfolio. See "The Funds and Management" and "Management, Distribution and Servicing Fees."


Q. HOW DO I INVEST?


A. You may invest by purchasing shares of the Funds at their public offering price, which is the net asset value ("NAV") plus any applicable sales charge. Class A shares are subject to a maximum front-end sales charge of 5.25%. Class B shares that are redeemed within six years of purchase are subject to a maximum contingent deferred sales charge of 5.00% of the lesser of NAV at purchase or NAV at redemption. Shares of the Corporate Stock Fund are not subject to front-end or contingent deferred sales charges. In some cases, such as for investments by certain fiduciary or retirement accounts, the front-end sales charge may be waived. In other cases, the front-end sales charge may be reduced. You may open an account by investing at least $1,000 and may add to your account by making additional investments of at least $100, although certain exceptions to these minimums may be available. Shares may be purchased by wire, by mail or by an automatic investment feature called the AutoSaver Plan on any day the New York Stock Exchange is open. See "Investing in the Funds." For more details, contact Stephens (the Funds' sponsor and distributor), a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).



Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?



A. Dividends of the Balanced, Corporate Stock, Diversified Income, Equity Value and Growth and Income Funds are declared and distributed quarterly. Dividends of the Aggressive Growth and Small Cap Funds are declared and distributed annually. Any capital gains are distributed by the Funds at least annually. Dividend and capital gain distributions are automatically reinvested in shares of the same class of the respective Fund at NAV without a sales charge unless you elect to receive distributions in cash. You may also elect to reinvest dividends in shares of certain other funds in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Investment income available for distribution to holders of a class of shares is reduced by the class expenses payable on behalf of those shares. See "Dividend and Capital Gain Distributions" and "Additional Shareholder Services."


PROSPECTUS                              4

Q. HOW MAY I REDEEM SHARES?


A. You may redeem shares by telephone, by letter or by an automatic feature called the Systematic Withdrawal Plan on any day the Fund is open for business. Contingent deferred sales charges may be charged upon redemption of Class B shares. The Company does not charge a fee for redemption of Class A shares. In addition, the Company reserves the right to impose charges for wiring redemption proceeds. See "How To Redeem Shares" and "How to Purchase Shares -- Contingent Deferred Sales Charges -- Class B shares." For more details, contact Stephens, a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).


Q. WHAT ARE DERIVATIVES AND DO THE FUNDS USE THEM?


A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as buying and selling options and futures and entering into currency exchange contracts or swap agreements, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.


Q. WHAT STEPS DO THE FUNDS TAKE TO CONTROL DERIVATIVES-RELATED RISKS?


A. Wells Fargo Bank uses a variety of internal risk management procedures to ensure that derivatives use is consistent with each Fund's investment objective, does not expose the Fund to undue risks and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Derivatives use by each Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. For more information on the Funds' investment activities, see "How the Funds Work" and "Prospectus Appendix -- Additional Investment Policies."


                                        5                             PROSPECTUS

                            SUMMARY OF FUND EXPENSES


                        SHAREHOLDER TRANSACTION EXPENSES


                                 CLASS A SHARES



                                                                                                                           SMALL
                                            AGGRESSIVE    BALANCED   CORPORATE    DIVERSIFIED     EQUITY     GROWTH AND     CAP
                                            GROWTH FUND     FUND     STOCK FUND   INCOME FUND   VALUE FUND   INCOME FUND    FUND
                                            -----------   --------   ----------   -----------   ----------   -----------   ------
Maximum Sales Charge on Purchase (as a
  percentage of offering price).............    5.25%       5.25%        None        5.25%         5.25%        5.25%      5.25%
Maximum Sales Charge on Reinvested
  Dividends.................................     None        None        None         None          None         None       None
Maximum Sales Charge Imposed on
  Redemptions...............................     None        None        None         None          None         None       None
Exchange Fees...............................     None        None        None         None          None         None       None


                         ANNUAL FUND OPERATING EXPENSES

                                 CLASS A SHARES

                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                                                           SMALL
                                           AGGRESSIVE(1)  BALANCED  CORPORATE(1)  DIVERSIFIED     EQUITY     GROWTH AND    CAP(1)
                                            GROWTH FUND     FUND     STOCK FUND   INCOME FUND   VALUE FUND   INCOME FUND    FUND
                                           -------------  --------  ------------  -----------   ----------   -----------   ------
Management Fee..............................     0.50%      0.60%       0.47%         0.50%        0.50%         0.50%      0.60%
Rule 12b-1 Fee..............................     0.10%      0.10%       0.05%         0.05%        0.10%         0.05%      0.10%
Other Expenses (after waivers or
  reimbursements)(2)........................     0.79%      0.35%       0.49%         0.55%        0.45%         0.63%      0.40%
                                                 ----       ----        ----          ----         ----          ----       ----
TOTAL FUND OPERATING EXPENSES (after waivers
  or reimbursements)(3).....................     1.39%      1.05%       1.01%         1.10%        1.05%         1.18%      1.10%
                                                 ====       ====        ====          ====         ====          ====       ====


-------------------


(1) Other mutual funds may invest in the Capital Appreciation, Corporate Stock and Small Cap Master Portfolios. Such other funds' expenses and, accordingly, their investment returns may differ from those of the corresponding Funds. The expenses below summarize expenses charged at the Master Portfolio level as well as at the Fund level.


(2) Other Expenses (before waivers or reimbursements) would be 1.00%, 0.67%, 0.56%, 0.71%, 0.50%, 0.64% and 1.00% for shares of the Aggressive Growth, Balanced, Corporate Stock, Diversified Income, Equity Value, Growth and Income and Small Cap Funds, respectively.


(3) Total Fund Operating Expenses (before waivers or reimbursements) would be 1.60%, 1.37%, 1.08%, 1.26%, 1.10%, 1.19% and 1.70% for shares of the
    Aggressive Growth, Balanced, Corporate Stock, Diversified Income, Equity Value, Growth and Income and Small Cap Funds, respectively.


PROSPECTUS                              6

EXAMPLE OF EXPENSES


                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
You would pay the following expenses on a
$1,000 investment in Class A shares of the
following Funds, assuming a 5% annual
return and redemption at the end of each
time period indicated:
    Aggressive Growth Fund................    $ 66      $94      $ 125      $211
    Balanced Fund.........................    $ 63      $84      $ 107      $174
    Corporate Stock Fund..................    $ 10      $32      $  56      $124
    Diversified Income Fund...............    $ 63      $86      $ 110      $179
    Equity Value Fund.....................    $ 63      $84      $ 107      $174
    Growth and Income Fund................    $ 64      $88      $ 114      $188
    Small Cap Fund........................    $ 63      $86      $ 110      $179


                                        7                             PROSPECTUS

                        SHAREHOLDER TRANSACTION EXPENSES
                                 CLASS B SHARES


                                                                                                                           SMALL
                                                       AGGRESSIVE    BALANCED   DIVERSIFIED   EQUITY VALUE   GROWTH AND     CAP
                                                       GROWTH FUND     FUND     INCOME FUND       FUND       INCOME FUND    FUND
                                                       -----------   --------   -----------   ------------   -----------   ------
Maximum Sales Charge on Purchase (as a percentage of
  offering price)......................................     None        None        None           None          None       None
Maximum Sales Charge on Reinvested Dividends...........     None        None        None           None          None       None
Maximum Sales Charge Imposed on Redemptions............    5.00%       5.00%       5.00%          5.00%         5.00%      5.00%
Exchange Fees..........................................     None        None        None           None          None       None


                         ANNUAL FUND OPERATING EXPENSES

                                 CLASS B SHARES

                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                                                           SMALL
                                                      AGGRESSIVE(1)  BALANCED   DIVERSIFIED   EQUITY VALUE   GROWTH AND    CAP(1)
                                                       GROWTH FUND     FUND     INCOME FUND       FUND       INCOME FUND    FUND
                                                      -------------  --------   -----------   ------------   -----------   ------
Management Fee.........................................     0.50%       0.60%       0.50%          0.50%         0.50%      0.60%
Rule 12b-1 Fee.........................................     0.75%       0.75%       0.70%          0.75%         0.70%      0.75%
Other Expenses (after waivers or reimbursements)(2)....     0.79%       0.35%       0.54%          0.45%         0.63%      0.40%
                                                            ----        ----        ----           ----          ----       ----
TOTAL FUND OPERATING EXPENSES (after waivers or
  reimbursements)(3)...................................     2.04%       1.70%       1.74%          1.70%         1.83%      1.75%
                                                            ====        ====        ====           ====          ====       ====


-------------------


(1) Other mutual funds may invest in the Capital Appreciation and Small Cap Master Portfolios. Such other funds' expenses and, accordingly, investment returns may differ from those of the corresponding Funds. The expenses below summarize expenses charged at the Master Portfolio level as well as at the Fund level.


(2) Other Expenses (before waivers or reimbursements) would be 1.00%, 0.47%, 0.88%, 0.47%, 0.83% and 1.00% for the Aggressive Growth, Balanced, Diversified Income, Equity Value, Growth and Income and Small Cap Funds, respectively.


(3) Total Fund Operating Expenses (before waivers or reimbursements) would be 2.25%, 1.82%, 2.08%, 1.72%, 2.03% and 2.35% for the Aggressive Growth,
    Balanced, Diversified Income, Equity Value, Growth and Income and Small Cap Funds, respectively.


PROSPECTUS                              8

EXAMPLE OF EXPENSES


                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
You would pay the following
expenses on a $1,000 investment in
Class B shares of the following
Funds, assuming (A) a 5% annual
return and (B) redemption at the
end of each time period indicated:
    Aggressive Growth..............    $ 71     $  94     $ 130      $205
    Balanced Fund..................    $ 67     $  84     $ 112      $168
    Diversified Income Fund........    $ 68     $  85     $ 114      $173
    Equity Value Fund..............    $ 67     $  84     $ 112      $168
    Growth and Income Fund.........    $ 69     $  88     $ 119      $182
    Small Cap Fund.................    $ 68     $  85     $ 115      $173
You would pay the following
expenses on a $1,000 investment in
Class B shares of a Fund, assuming
a 5% annual return and no
redemption:
    Aggressive Growth..............    $ 21     $  64     $ 110      $205
    Balanced Fund..................    $ 17     $  54     $  92      $168
    Diversified Income Fund........    $ 18     $  55     $  94      $173
    Equity Value Fund..............    $ 17     $  54     $  92      $168
    Growth and Income Fund.........    $ 19     $  58     $  99      $182
    Small Cap Fund.................    $ 18     $  55     $  95      $173


                             EXPLANATION OF TABLES


  The purpose of the foregoing tables is to help you understand the various costs and expenses that a shareholder in a Fund will pay directly or indirectly. You may purchase Fund shares directly from the Company or through Wells Fargo Bank or other institutions that have developed various account products through which Fund shares may be purchased, and for which customers may be charged a fee. The tables reflect expenses at both the Fund and Master Portfolio levels where applicable, but do not reflect any charges that may be imposed by Wells Fargo Bank or another institution directly on certain customer accounts in connection with an investment in a Fund.



  SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. You are subject to a front-end sales charge on purchases of a Fund's Class A shares (except for shares of the Corporate Stock Fund) and may be subject to a contingent deferred sales charge on a Fund's Class B shares if you redeem such shares within a specified period. The Company reserves the right to impose a charge for wiring redemption proceeds. In certain instances, you may qualify for a reduction or waiver of


                                        9                             PROSPECTUS
the front-end sales charge. There are no exchange fees. See "Investing in the Funds -- Sales Charges."



  ANNUAL FUND OPERATING EXPENSES for the Funds, except as indicated below, are based on applicable contract amounts and amounts incurred during the most recent fiscal year. These amounts have been adjusted to reflect voluntary fee waivers or reimbursements that are expected to continue to reduce expenses during the current year. The amounts shown under "Management Fee" and "Rule 12b-1 Fee" for the shares of the Aggressive Growth, Balanced, Equity Value and Small Cap Funds are based on applicable contract amounts. The amounts shown under "Other Expenses" for these Funds are based on estimated/restated amounts expected to be in effect during the current fiscal year. Wells Fargo Bank and Stephens each have agreed to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Balanced or Equity Value Funds to ensure that "Total Fund Operating Expenses" do not exceed, on an annual basis, 1.05% of average daily net assets for Class A and 1.70% for Class B shares of such Funds through August 31, 1997. Wells Fargo Bank and Stephens at their sole discretion may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, a Fund or a Master Portfolio. Any waivers or reimbursements would reduce a Fund's or Master Portfolio's total expenses.



  Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as a shareholder in each Fund, please see "Investing in the Funds -- How To Buy Shares" and "Management and Servicing Fees."


  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. This annual rate of return should not be considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.


  With regard to the combined fees and expenses of the Aggressive Growth, Corporate Stock and Small Cap Funds and such Funds' corresponding Master Portfolios, the Company's Board of Directors has considered whether various costs and benefits of investing all of such Fund's assets in a corresponding Master Portfolio rather than directly in a portfolio of securities would be more or less than if such Fund invested in portfolio securities directly. The Company's Board of Directors believes that the aggregate per share expenses of a Fund will not be more than the expenses incurred by such Fund if the Fund invested directly in the type of securities held by the corresponding Master Portfolio. The Company's Board of Directors believes that if other investors invest their assets in the Master Portfolios, certain economic efficiencies may


PROSPECTUS                             10
be realized with respect to the Master Portfolios. For example, fixed expenses that otherwise would have been borne solely by a Fund would be spread across a larger asset base provided by more than one fund investing in a Master Portfolio. There can be no assurance that these economic efficiencies will be achieved. In addition, each Master Portfolio may sell its interests to other mutual funds or accredited investors. Some of the Funds offer certain classes of shares not described herein. The expenses and corresponding returns of these other classes and funds may differ from the expenses and returns of the shares described herein. Information regarding these and any other investment options in the Funds or the Master Portfolios may be obtained by calling Stephens at 1-800-643-9691. Additional information regarding the Funds' expenses is included in this Prospectus under "The Funds and Management" and "Management, Distribution and Servicing Fees" and in the SAIs under "Management," Distributions Plans" and "Servicing Plans."


                                       11                             PROSPECTUS

                              FINANCIAL HIGHLIGHTS

AGGRESSIVE GROWTH FUND


  The following information for the Aggressive Growth Fund has been derived from the Financial Highlights in the Fund's financial statements for the fiscal period ended September 30, 1996. This information is provided to assist you in evaluating the historical performance of the Fund. The financial statements were audited by KPMG Peat Marwick LLP. The financial statements and the report thereon are incorporated by reference into the SAI. This information should be read in conjunction with the Fund's 1996 financial statements and the notes thereto. The SAI is incorporated by reference into this Prospectus.


                           AGGRESSIVE GROWTH FUND --

                        FOR A CLASS A SHARE OUTSTANDING



                                                                PERIOD
                                                                 ENDED
                                                               SEPT. 30,
                                                                1996(1)
                                                               ---------
Net asset value, beginning of period.........................    $17.75
Income from investment operations:
  Net investment loss........................................     (0.05)
  Net realized and unrealized gain (loss) on investments.....      1.70
Total from investment operations.............................      1.65
Less distributions:
  Dividends from net investment income.......................      0.00
  Distributions from net realized gain (loss)................      0.00
Total from distributions.....................................      0.00
Net asset value, end of period...............................    $19.40
Total return (not annualized)................................      9.85%
Ratios/supplemental data:
  Net assets, end of period (000)............................   $26,902
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets(2).................      1.23%
  Ratio of net investment income (loss) to average net
    assets(2)................................................     (0.79)%
Portfolio turnover(3)........................................        75%
Average commission rate paid(3)..............................   $0.0785
Ratio of expenses to average net assets(2)...................      1.23%
Ratio of net investment loss to average net assets prior to
  waived fees and
  reimbursed(2)..............................................     (1.16)%
-------------------
(1) The Fund commenced operations on March 5, 1996.
(2) Ratio includes income and expenses allocated from the
    Master Portfolio.
(3) Represents portfolio activity of the Master Portfolio.


PROSPECTUS                             12

                           AGGRESSIVE GROWTH FUND --

                        FOR A CLASS B SHARE OUTSTANDING



                                                                     PERIOD
                                                                      ENDED
                                                                    SEPT. 30,
                                                                     1996(1)
                                                                    ---------
Net asset value, beginning of period..............................    $21.90
Income from investment operations:
  Net investment income (loss)....................................     (0.10)
  Net realized and unrealized gain (loss) on investments..........      2.06
Total from investment operations..................................      1.96
Less distributions:
  Dividends from net investment income............................      0.00
  Distributions from net realized gain............................      0.00
Total from distributions..........................................      0.00
Net asset value, end of period....................................    $23.86
Total return (not annualized).....................................      9.50%
Ratios/supplemental data:
  Net assets, end of period (000).................................   $14,544
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets(2)......................      1.91%
  Ratio of net investment income (loss) to average net
    assets(2).....................................................     (1.45)%
Portfolio turnover(3).............................................        75%
Average commission rate paid(3)...................................   $0.0785
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses(2)..........................................      2.29%
Ratio of net investment loss to average net assets prior to waived fees and
  reimbursed expenses(2)..........................................     (1.83)%
-------------------
(1) The Fund commenced operations on March 5, 1996.
(2) Ratio includes income and expenses allocated from the Master
    Portfolio.
(3) Represents portfolio activity of the Master Portfolio.


                                       13                             PROSPECTUS

BALANCED AND EQUITY VALUE FUNDS



  The following information for the Balanced and Equity Value Funds has been derived from the Financial Highlights in the Funds' financial statements for the year ended September 30, 1996. This information is provided to assist you in evaluating the historical performance of each Fund. Except as set forth below, the Fund's financial statements were audited by KPMG Peat Marwick LLP. The financial information for the periods prior to October 1, 1995 were each audited by other auditors. On September 6, 1996, the Investor class shares of the Balanced and Equity Value Funds of Pacifica Funds Trust were reorganized as the Class A shares of the Funds. The information presented for periods prior to September 6, 1996 reflects the performance of the Investor Class shares. The financial statements and the report thereon for the year ended September 30, 1996 are incorporated by reference into the SAI. This information should be read in conjunction with the Funds' 1996 financial statements and notes thereto. The SAI is incorporated by reference into this Prospectus.


PROSPECTUS                             14

                                BALANCED FUND(1)


                        FOR A CLASS A SHARE OUTSTANDING



                                                                      YEAR ENDED SEPTEMBER 30,                       PERIOD ENDED
                                                  ----------------------------------------------------------------    SEPT. 30,
                                                   1996       1995        1994        1993       1992       1991       1990(2)
                                                  -------    -------    --------    --------    -------    -------   ------------
Net asset value -- beginning of period..........   $11.84     $11.67      $12.71      $11.18     $10.80     $ 9.50       $10.00
Income from investment operations:
  Net investment income.........................     0.36       0.46(3)     0.43(3)     0.44(3)    0.42(3)    0.52         0.14
  Net realized and unrealized gain (loss) on
    investments.................................     0.89       0.68(3)    (0.13)(3)     1.72(3)    0.53(3)    1.40       (0.64)
                                                     ----       ----        ----        ----       ----       ----       ------
    Total from investment operations............     1.25       1.14        0.30        2.16       0.95       1.92        (0.50)
                                                     ----       ----        ----        ----       ----       ----       ------
Less distributions:
  Dividends from net investment income..........    (0.35)     (0.47)      (0.46)      (0.43)     (0.43)     (0.62)          --
Distributions from net realized gain............    (1.28)     (0.50)      (0.88)      (0.20)     (0.14)        --           --
                                                     ----       ----        ----        ----       ----       ----       ------
    Total from distributions....................    (1.63)     (0.97)      (1.34)      (0.63)     (0.57)     (0.62)          --
                                                     ----       ----        ----        ----       ----       ----       ------
  Net asset value -- end of period..............   $11.46     $11.84      $11.67      $12.71     $11.18     $10.80        $9.50
                                                     ----       ----        ----        ----       ----       ----       ------
                                                     ----       ----        ----        ----       ----       ----       ------
Total return (not annualized)...................    10.51%     10.62%       2.30%      19.83%      9.03%     20.78%       (5.00)%
Ratios/supplemental data:
  Net assets, end of period (000)...............  $32,640    $89,034    $108,290    $104,434    $65,226    $50,038      $33,185
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets.......     1.31%      1.03%       1.09%       1.01%      1.02%      0.96%        0.93%
  Ratio of net investment income to average net
    assets......................................     2.98%      4.05%       3.55%       3.62%      3.76%      5.88%        5.87%
  Portfolio turnover............................      131%        90%         35%         60%        49%        30%          12%
  Average commission rate paid(4)...............  $0.0603         --          --          --         --         --           --
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses...........     1.48%      1.05%       1.11%       1.06%      1.10%      1.18%        1.60%
Ratio of net investment income to average net
  assets prior to waived fees and reimbursed
  expenses......................................     2.81%      4.03%       3.53%       3.57%      3.68%      5.66%        5.20%


---------------


(1) The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of the Company on September 6, 1996. In connection with the reorganization, existing Investor shares were converted into Class A shares of the Fund. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM"). In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


(2) The predecessor fund commenced operations on July 2, 1990.


(3) Per share data are based upon average monthly shares outstanding.


(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                                       15                             PROSPECTUS

                                 BALANCED FUND


                        FOR A CLASS B SHARE OUTSTANDING



                                                                        PERIOD
                                                                         ENDED
                                                                       SEPT. 30,
                                                                        1996(1)
                                                                       ---------
Net asset value, beginning of period.................................    $10.00
Income from investment operations:
  Net investment income..............................................      0.00
  Net realized and unrealized gain (loss) on investments.............      0.24
    Total from investment operations.................................      0.24
Less distributions:
  Dividends from net investment income...............................      0.00
  Distributions from net realized gain...............................      0.00
    Total from distributions.........................................      0.00
  Net asset value, end of period.....................................    $10.24
    Total return (not annualized)....................................      2.40%
Ratios/supplemental data:
  Net assets, end of period (000)....................................        $2
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets............................      0.00%
  Ratio of net investment income to average net assets...............      3.09%
  Portfolio turnover.................................................       131%
  Average commission rate paid(2)....................................   $0.0603
  Ratio of expenses to average net assets prior to waived fees and
    reimbursed expenses..............................................      0.66%
  Ratio of net investment income (loss) to average net assets prior
    to waived fees and reimbursed expenses...........................      2.43%


---------------------------------

(1) Class B shares of the Fund commenced operations on September 6, 1996.


(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


PROSPECTUS                             16

                              EQUITY VALUE FUND(1)


                        FOR A CLASS A SHARE OUTSTANDING



                                                                                                                         PERIOD
                                                                       YEAR ENDED SEPTEMBER 30,                           ENDED
                                                  -------------------------------------------------------------------   SEPT. 30,
                                                       1996          1995       1994       1993      1992      1991      1990(2)
                                                  --------------   --------   --------   --------   -------   -------   ---------
Net asset value -- beginning of period............      $13.27       $12.36     $13.17     $10.73    $10.45    $ 8.48     $10.00
Income from Investment Operations:
  Net investment income...........................        0.20         0.24(3)     0.20(3)     0.21(3)    0.20    0.28      0.08
  Net realized and unrealized gain (loss) on
    investments)..................................        1.60         1.63(3)     0.74(3)     2.75(3)    0.49(3)    1.98    (1.60)
    Total from investment operations..............        1.80         1.87       0.94       2.96      0.69      2.26      (1.52)
Less Distributions:
  Dividends from net investment income............       (0.19)       (0.25)     (0.21)     (0.23)    (0.22)    (0.29)        --
  Distributions from net realized gain............       (2.22)       (0.71)     (1.54)     (0.29)    (0.19)       --         --
    Total from distributions......................       (2.41)       (0.96)     (1.75)     (0.52)    (0.41)    (0.29)        --
  Net asset value -- end of period................      $12.66       $13.27     $12.36     $13.17    $10.73    $10.45     $ 8.48
    Total return (not annualized).................       14.27%       16.58%      7.49%     28.22%     6.81%    27.05%    (15.20)%
Ratios/supplemental data:
  Net assets, end of period (000).................     $18,453     $170,406   $168,852   $140,551   $92,915   $68,412    $26,100
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets.........        1.18%        0.96%      0.99%      0.98%     1.02%     0.98%      0.91%
  Ratio of net investment income to average net
    assets........................................        1.73%        1.97%      1.60%      1.73%     1.86%     2.69%      3.38%
  Portfolio turnover rate.........................          91%          75%        41%        82%       78%       36%        21%
  Average commission rate paid(4).................     $0.0558           --         --         --        --        --         --
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses.............        1.22%        0.98%      1.01%      0.99%     1.02%     1.11%      1.86%
Ratio of net investment income to average net
  assets prior to waived fees and reimbursed
  expenses........................................        1.69%        1.95%      1.58%      1.72%     1.86%     2.56%      2.43%


-------------------


(1)  The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of the Company on September 6, 1996. In connection with the reorganization, existing Investor Shares were converted into Class A shares of the Fund. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc.
     ("FICM"). In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.
(2)  The predecessor fund commenced operations on July 2, 1990.
(3)  Per share data are based upon average monthly shares outstanding.
(4)  For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                                       17                             PROSPECTUS

                               EQUITY VALUE FUND


                        FOR A CLASS B SHARE OUTSTANDING



                                                                        PERIOD
                                                                         ENDED
                                                                       SEPT. 30,
                                                                        1996(1)
                                                                       ---------

Net asset value, beginning of period.................................    $10.00
Income from investment operations:
  Net investment income (loss).......................................      0.00
  Net realized and unrealized gain (loss) on investments.............      0.34
                                                                          -----
    Total from investment operations.................................      0.34
Less distributions:
  Dividends from net investment income...............................      0.00
  Distributions from net realized gain...............................      0.00
    Total from distributions.........................................      0.00
                                                                          -----
  Net asset value, end of period.....................................    $10.34
                                                                          -----
                                                                          -----
    Total return (not annualized)....................................      3.40%
Ratios/supplemental data:
  Net assets, end of period (000)....................................        $0
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets............................      0.00%
  Ratio of net investment income (loss) to average net assets........      1.83%
  Portfolio turnover.................................................        91%
  Average commission rate paid(2)....................................   $0.0558
  Ratio of expenses to average net assets prior to waived fees and
    reimbursed expenses..............................................      0.00%
  Ratio of net investment income to average net assets prior to
    waived fees and reimbursed expenses..............................      1.83%


-------------------


(1) Class B shares of the Fund commenced operations on September 6, 1996.


(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


PROSPECTUS                             18

CORPORATE STOCK, DIVERSIFIED INCOME, GROWTH AND INCOME AND SMALL CAP FUNDS



  The following information for the Corporate Stock, Diversified Income, Growth and Income and Small Cap Funds has been derived from the Financial Highlights in the Funds' financial statements for the fiscal period ended September 30, 1996. This information is provided to assist you in evaluating the historical performance of each Fund. Except for periods ending prior to January 1, 1992 for the Corporate Stock and Growth and Income Funds, which were audited by other auditors, the financial information for the Funds was audited by KPMG Peat Marwick LLP. The financial statements and the report thereon for the period ended September 30, 1996 are incorporated by reference into the SAI. This information should be read in conjunction with the Funds' 1996 financial statements and notes thereto. The SAI is incorporated by reference into this Prospectus.


                              CORPORATE STOCK FUND
                            FOR A SHARE OUTSTANDING


                                  PERIOD        YEAR        YEAR        YEAR        YEAR        YEAR
                                   ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                 SEPT. 30     DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                  1996(1)       1995        1994        1993        1992      1991(2)
                                 ---------    --------    --------    --------    --------    --------
Net asset value, beginning of
 period.........................   $41.45      $31.42      $33.00      $31.40      $30.38      $23.60
Income from investment
 operations:
 Net investment income (loss)...     0.42        0.59        0.63        0.59        0.62        0.62
 Net realized and unrealized
   gain (loss) on investments...     4.79       10.65       (0.50)       2.19        1.35        6.16
                                    -----       -----       -----       -----       -----       -----
Total from investment
 operations.....................     5.21       11.24        0.13        2.78        1.97        6.78
Less distributions:
 Dividends from net investment
   income.......................    (0.42)      (0.59)      (0.63)      (0.59)      (0.62)       0.00
 Distributions from net realized
   gain.........................     0.00       (0.62)      (1.08)      (0.59)      (0.33)       0.00
                                    -----       -----       -----       -----       -----       -----
Total from distributions........    (0.42)      (1.21)      (1.71)      (1.18)      (0.95)       0.00
Net asset value, end of
 period.........................   $46.24      $41.45      $31.42      $33.00      $31.40      $30.38
                                    -----       -----       -----       -----       -----       -----
                                    -----       -----       -----       -----       -----       -----
Total return (not annualized)...    12.60%      35.99%       0.42%       8.91%       6.59%      28.72%
Ratios/supplemental data:
 Net assets, end of period
   (000)........................ $370,439     $327,208    $236,265    $258,327    $230,457    $204,926
Ratios to average net assets
 (annualized):
 Ratio of expenses to average
   net assets...................     1.01% (3)    0.96%      0.97%       0.97%       0.93%       0.97%
 Ratio of net investment income
   (loss) to average net
   assets.......................     1.28% (3)    1.59%      1.92%       1.81%       2.05%       2.30%
Portfolio turnover..............        1% (4)       6%         7%          5%          4%          4%
Average commission rate
 paid(5)........................  $0.0248 (4)      --          --          --          --          --
Ratio of expenses to average net
 assets prior to waived fees and
 reimbursed expenses............     1.08% (3)    1.00%      1.00%       0.99%       1.00%        N/A
Ratio of net investment income
 to average net assets prior to
 waived fees and reimbursed
 expenses.......................     1.21% (3)    1.55%      1.89%       1.79%       1.98%        N/A


-------------------

(1) The fund changed its fiscal year end from December 31 to September 30.


(2) The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs which was reorganized into the Corporate Stock Fund on January 1, 1992.


(3) Ratio includes income and expenses allocated from the Master Portfolio.


(4) Represents portfolio activity for the Fund's stand alone period only. The portfolio turnover and average commission rates for the Corporate Stock Master Portfolio for the period from April 28, 1996 to September 30, 1996 were 3% and $0.0265, respectively.


(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                                       19                             PROSPECTUS

                              CORPORATE STOCK FUND
                            FOR A SHARE OUTSTANDING


                           YEAR       YEAR       YEAR       YEAR        YEAR
                          ENDED      ENDED      ENDED      ENDED       ENDED
                         DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,    DEC. 31,
                         1990(1)    1989(1)    1988(1)    1987(1)    1986(1,2)
                         --------   --------   --------   --------   ----------
Net asset value,
  beginning of period...  $24.57     $18.93     $16.44     $15.93       $13.65
Income from investment
  operations:
  Net investment income
    (loss)..............    0.64       0.60       0.57       0.45         0.43
  Net realized and
    unrealized gain/
    (loss) on
    investments.........   (1.61)      5.04       1.92       0.06         1.85
                           -----      -----      -----      -----        -----
Total from investment
  operations............   (0.97)      5.64       2.49       0.51         2.28
Less distributions:
  Dividends from net
    investment income...    0.00       0.00       0.00       0.00         0.00
  Distributions from net
    realized gain.......    0.00       0.00       0.00       0.00         0.00
                           -----      -----      -----      -----        -----
Total from
  distributions.........    0.00       0.00       0.00       0.00         0.00
Net asset value, end of
  period................  $23.60     $24.57     $18.93     $16.44       $15.93
                           -----      -----      -----      -----        -----
                           -----      -----      -----      -----        -----
Total return (not
  annualized)...........   (3.95)%    29.79%     15.15%      3.20%       16.70%
Ratios/supplemental
  data:
  Net assets, end of
    period (000)........ $151,742   $153,126   $115,119   $119,155     $33,667
Ratios to average net
  assets (annualized):
  Ratio of expenses to
    average net
    assets..............    0.97%      1.04%      1.02%      1.05%        1.02%
  Ratio of net
    investment income
    loss to average net
    assets..............    2.71%      2.69%      3.17%      2.43%        2.75%
Portfolio turnover......       6%         6%         3%        12%          15%
Ratio of expenses to
  average net assets
  prior to waived fees
  and reimbursed
  expenses..............     N/A        N/A        N/A        N/A          N/A
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses..............     N/A        N/A        N/A        N/A          N/A


-------------------

1 The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs which commenced operations on January 25, 1984 and was reorganized into the Corporate Stock Fund on January 1, 1992.


PROSPECTUS                             20

                            DIVERSIFIED INCOME FUND
                        FOR A CLASS A SHARE OUTSTANDING


                                 PERIOD        YEAR        YEAR        YEAR       PERIOD
                                  ENDED       ENDED       ENDED       ENDED       ENDED
                                SEPT. 30,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                 1996(1)       1995        1994        1993      1992(2)
                                ---------    --------    --------    --------    --------
Net asset value, beginning of
  period......................   $ 13.34      $10.76      $11.08      $10.29      $10.00
Income from investment
  operations:
  Net investment income
    (loss)....................      0.25        0.35        0.33        0.30        0.02
  Net realized and unrealized
    gain (loss) on
    investments...............      1.39        2.86       (0.32)       0.96        0.29
                                --------     --------    --------    -------     -------
    Total from investment
      operations..............      1.64        3.21        0.01        1.26        0.31
Less distributions:
  Dividends from net
    investment income.........     (0.25)      (0.35)      (0.33)      (0.30)      (0.02)
  Distributions from net
    realized gain (loss)......      0.00       (0.28)       0.00       (0.17)       0.00
                                --------     --------    --------    -------     -------
    Total from
      distributions...........     (0.25)      (0.63)      (0.33)      (0.47)      (0.02)
  Net asset value, end of
    period....................   $ 14.73      $13.34      $10.76      $11.08      $10.29
                                ========     ========    ========    =======     =======
    Total return (not
      annualized).............     12.35%      30.17%       0.08%      12.33%       3.10%
Ratios/supplemental data:
  Net assets, end of period
    (000).....................  $134,648     $79,977     $45,178     $26,704      $1,379
Ratios to average net assets
  (annualized):
  Ratio of expenses to average
    net asset.................      1.10%       1.10%       1.06%       0.46%       0.00%
  Ratio of net investment
    income (loss) to average
    net assets................      2.57%       3.02%       3.16%       3.51%       4.09%
  Portfolio turnover..........        43%         70%         62%         46%          1%
  Average commission rate
    paid(3)...................  $ 0.0793%         --          --          --          --
  Ratio of expenses to average
    net assets prior to waived
    fees and reimbursed
    expenses..................      1.26%       1.31%       1.34%       1.66%       3.49%
  Ratio of net investment
    income to average not
    assets prior to waived
    fees and reimbursed
    expenses..................      2.41%       2.81%       2.88%       2.31%       0.60%


---------------------


(1) The Fund changed its fiscal year end from December 31 to September 30.


(2) The Fund commenced operations on November 18, 1992.


(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                                       21                             PROSPECTUS

                            DIVERSIFIED INCOME FUND
                        FOR A CLASS B SHARE OUTSTANDING


                                                               PERIOD        YEAR
                                                               ENDED        ENDED
                                                             SEPT. 30,     DEC. 31,
                                                              1996(1)        1995
                                                             ----------    --------
Net asset value, beginning of period.......................     $12.49      $10.00
Income from investment operations:
  Net investment income (loss).............................       0.17        0.20
  Net realized and unrealized gain (loss) on investments...       1.30        2.75
    Total from investment operations.......................       1.47        2.95
Less distributions:
  Dividends from net investment income.....................      (0.17)      (0.20)
  Distributions from net realized gain (loss)..............      (0.00)      (0.26)
    Total from distributions...............................       0.17       (0.46)
  Net asset value, end of period...........................     $13.79      $12.49
    Total return (not annualized)..........................      11.76%      29.64%
Ratios/supplemental data:
  Net assets, end of period (000)..........................    $17,045      $5,339
  Ratios to average net assets (annualized):
  Ratio of expenses to average net assets..................       1.74%       1.73%
  Ratio of net investment income (loss) to average net
    assets.................................................       2.01%       2.40%
  Portfolio turnover.......................................         43%         70%
  Average commission rate paid(2)..........................    $0.0793          --
  Ratio of expenses to average net assets prior to waived
    fees and reimbursed
    expenses...............................................       2.08%       2.57%
  Ratio of net investment income to average net assets
    prior to waived fees and reimbursed expenses...........       1.67%       1.57%


---------------------------------


(1) The Fund changed its fiscal year end from December 31 to September 30.


(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


PROSPECTUS                             22

                             GROWTH AND INCOME FUND


                        FOR A CLASS A SHARE OUTSTANDING



                                                       PERIOD       YEAR       YEAR       YEAR       YEAR       YEAR      PERIOD
                                                        ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                                                      SEPT. 30,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                                       1996(1)      1995       1994       1993       1992     1991(2)    1990(3)
                                                      ---------   --------   --------   --------   --------   --------   --------
Net asset value, beginning of period..................   $17.26    $14.10     $14.75     $13.88     $12.84     $10.29     $10.00
Income from investment operations:
  Net investment income (loss)........................     0.07      0.19       0.22       0.23       0.27       0.41       0.26
  Net realized and unrealized gain (loss) on
    investments.......................................     2.00      3.87      (0.27)      0.93       1.44       2.14       0.03
    Total from investment operations..................     2.07      4.06      (0.05)      1.16       1.71       2.55       0.29
Less Distributions:
  Dividends from net investment income................    (0.07)    (0.19)     (0.22)     (0.23)     (0.27)      0.00       0.00
  Distributions from net realized gain................    (1.35)    (0.71)     (0.38)     (0.06)     (0.40)      0.00       0.00
    Total distributions...............................    (1.42)    (0.90)     (0.60)     (0.29)     (0.67)      0.00       0.00
  Net asset value, end of period......................   $17.91    $17.26     $14.10     $14.75     $13.88     $12.84     $10.29
    Total return (not annualized).....................    12.45%    28.90%     (0.29)%     8.44%     13.45%     24.77%      2.90%
Ratios/supplemental data:
  Net assets, end of period (000)..................... $254,498   $178,488   $113,525   $112,236   $44,883    $10,323       $430
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets.............     1.18%     1.18%      1.11%      0.93%      0.42%      0.05%      0.00%
  Ratio of net investment income to average net
    assets............................................     0.56%     1.23%      1.51%      1.72%      2.31%      3.50%      2.51%
  Portfolio turnover..................................       83%      100%        71%        55%        80%        13%         0%
  Average commission rate paid(4).....................  $0.0702        --         --         --         --         --         --
  Ratio of expenses to average net assets prior to
    waived fees and reimbursed expenses...............     1.19%     1.21%      1.15%      1.11%      1.10%      1.16%       N/A
  Ratio of net investment income to average net assets
    prior to waived fees and reimbursed expenses......     0.55%     1.20%      1.47%      1.54%      1.63%      2.39%       N/A


-------------------


(1)  The Fund changed its fiscal year end from December 31 to September 30.
(2)  The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs which was reorganized into the Growth
     Stock Fund on January 2, 1992.
(3)  The Fund commenced operations on August 2, 1990.
(4)  For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                                       23                             PROSPECTUS

                             GROWTH AND INCOME FUND
                        FOR A CLASS B SHARE OUTSTANDING


                                                            PERIOD
                                                             ENDED      YEAR ENDED
                                                           SEPT. 30,     DEC. 31,
                                                            1996(1)        1995
                                                           ---------    ----------

Net asset value, beginning of period.....................    $12.29       $10.00
Income from investment operations:
  Net investment income (loss)...........................     (0.01)        0.05
  Net realized and unrealized gain (loss) on
    investments..........................................      1.42         2.79
                                                              -----       ------
Total from investment operations.........................      1.41         2.84
Less Distributions:
  Dividends from net investment income...................      0.00        (0.05)
  Distributions from net realized gain (loss)............     (0.96)       (0.50)
                                                              -----       ------
Total from distributions.................................     (0.96)       (0.55)
Net asset value, end of period...........................    $12.74       $12.29
                                                              -----       ------
                                                              -----       ------
Total return (not annualized)............................     11.89%       28.47%
Ratios/supplemental data:
  Net assets, end of period (000)........................   $12,832       $4,682
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets................      1.93%        1.87%
  Ratio of net investment income to average net assets...     (0.12)%       0.43%
  Portfolio turnover.....................................        83%         100%
  Average commission rate paid(2)........................   $0.0702           --
  Ratio of expenses to average net assets prior to waived
    fees and reimbursed expenses.........................      2.03%        2.21%
  Ratio of net investment income to average net assets
    prior to waived fees and reimbursed expenses.........     (0.22)%       0.09%


-------------------


(1) The Fund changed its fiscal year end from December 31 to September 30.



(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


PROSPECTUS                             24

                                 SMALL CAP FUND


                            FOR A SHARE OUTSTANDING



                                                               CLASS A     CLASS B
                                                              ---------   ---------
                                                               PERIOD      PERIOD
                                                                ENDED       ENDED
                                                              SEPT. 30,   SEPT. 30,
                                                               1996(1)     1996(1)
                                                              ---------   ---------
Net asset value, beginning of period........................    $22.01      $22.02
Income from investment operations:
  Net investment income (loss)..............................      0.00        0.00
  Net realized and unrealized gain (loss) on investments....       .44        0.44
                                                                 -----       -----
Total from investment operations............................      0.44        0.44
Less Distributions:
  Dividends from net investment income......................      0.00        0.00
  Distributions from net realized gain......................      0.00        0.00
                                                                 -----       -----
Total from distributions....................................      0.00        0.00
                                                                 -----       -----
Net asset value, end of period..............................    $22.45      $22.46
                                                                 -----       -----
                                                                 -----       -----
Total return (not annualized)...............................      2.00%       2.00%
Ratios/supplemental data:
  Net assets, end of period (000)...........................       $96          $0
Ratio to average net assets (annualized):
  Ratio of expenses to average net assets...................      1.03%(2)     0.00%
  Ratio of net investment income (loss) to average net
    assets..................................................     (0.59)%(2)     0.00%
  Portfolio turnover........................................       N/A(3)      N/A(3)
  Average commission rate paid(4)...........................       N/A(3)      N/A(3)
  Ratio of expenses to average net assets prior to waived
    fees and reimbursed
    expenses................................................     38.54%(2)     0.00%
  Ratio of net investment income to average net assets prior
    to waived fees and reimbursed expenses..................    (38.10)%(2)     0.00%


-------------------


(1) The Fund commenced operations on September 16, 1996.



(2) Ratio includes income and expenses allocated from the Master Portfolio.



(3) The portfolio turnover and average commission rates for the Small Cap Master Portfolio during the period were 10% and $0.0800, respectively.



(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                                       25                             PROSPECTUS

                               HOW THE FUNDS WORK


INVESTMENT OBJECTIVES AND POLICIES


AGGRESSIVE GROWTH FUND



  The Aggressive Growth Fund seeks to provide investors with an above-average level of capital appreciation. The Aggressive Growth Fund seeks to achieve its investment objective by investing all of its assets in the Capital Appreciation Master Portfolio, which has the same investment objective as the Fund. The Master Portfolio seeks to achieve this objective through the active management of a broadly-diversified portfolio of equity securities of companies expected to experience strong growth in revenues, earnings and assets. The Fund and Master Portfolio are designed to provide above-average capital growth for investors willing to assume above-average risk. See "Management -- Master/Feeder Structure" in the SAI for additional information regarding the Fund's investment in the Master Portfolio.



  The Master Portfolio invests primarily in common stocks that Wells Fargo Bank, as investment adviser, believes have better-than-average prospects for appreciation. Under normal market conditions, the Master Portfolio will hold at least 20 common stock issues spread across multiple industry groups, with the majority of these holdings consisting of established growth companies, turnaround or acquisition candidates, or attractive larger capitalization companies. The Master Portfolio also may invest up to 25% of its assets in American Depositary Receipts ("ADRs") and similar instruments and may invest up to 15% of its assets in equity securities of companies in emerging or less developed markets. The stock issues held by the Master Portfolio may have some of the following characteristics: low or no dividends; smaller market capitalizations; less market liquidity; relatively short operating histories; aggressive capitalization structures (including high debt levels); and involvement in rapidly growing/changing industries and/or new technologies.


  Additionally, it is expected that the Master Portfolio may from time to time acquire securities through initial public offerings, and may acquire and hold common stocks of smaller and newer issuers. It is expected that no more than 40% of the Master Portfolio's assets will be invested in these highly aggressive issues at one time.


  Though the Master Portfolio will hold a number of larger capitalization stocks, under normal market conditions more than 50% of the Master Portfolio's total assets will be invested in companies whose market capitalizations at the time of acquisition are within the capitalization range of companies listed on the S&P Small Cap 600 Index. As of December 1996, the capitalization range for the S&P Small Cap 600 was from $40 million to $2.6 billion. The capitalization range for the S&P Small Cap 600 Index is expected to change frequently. The Master Portfolio may invest in companies with a market


PROSPECTUS                             26
capitalization under $40 million if the investment adviser to the Master Portfolio believes such investments to be in the best interest of the Master Portfolio.



  Under ordinary market conditions, at least 65% of the value of the total assets of the Master Portfolio will be invested in common stocks and in securities which are convertible into common stocks that Wells Fargo Bank, as investment adviser, believes have better-than-average prospects for appreciation. The Master Portfolio also may invest in convertible debt securities. At most, 5% of the Master Portfolio's net assets will be invested in convertible debt securities that are either not rated in the four highest rating categories by one or more nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or unrated securities determined by Wells Fargo Bank to be of comparable quality. See "Risk Factors" below.


  From time to time, when the adviser, Wells Fargo Bank, determines market conditions make pursuing the Master Portfolio's basic investment strategy inconsistent with the best interests of the Master Portfolio's investors, the Fund may use temporary alternative strategies, primarily designed to reduce fluctuations in the value of the Master Portfolio's assets. In implementing these temporary "defensive" strategies, the Master Portfolio may invest in preferred stock or investment-grade debt securities that are convertible into common stock and in money market instruments. Generally, these temporary "defensive" investments will not exceed 30% of the Master Portfolio's total assets.


  A more complete description of the Master Portfolio's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.



CORPORATE STOCK FUND



  The Corporate Stock Fund seeks to approximate to the extent practicable the total rate of return of substantially all the common stocks comprising the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Corporate Stock Fund seeks to achieve its investment objective by investing all of its assets in the Corporate Stock Master Portfolio, which has the same investment objective as the Fund. Because the Master Portfolio invests in a number of different companies, its investments are broadly "diversified" thereby tending to reduce the effect of the performance of a single investment on the performance of the overall portfolio. Prior to April 29, 1996 the Fund invested directly in a portfolio of securities and not in the Corporate Stock Master Portfolio. See "Management -- Master/Feeder Structure" in the SAI for additional information regarding the Fund's investment in the Master Portfolio.


  The Master Portfolio seeks to create, to the extent feasible, a portfolio that substantially replicates the total return of the securities comprising the S&P 500 Index. Precise replication of the performance of the securities comprising the S&P 500 Index is not

                                       27                             PROSPECTUS
feasible, but the Master Portfolio seeks a high correlation of at least 95% between the price and total return performance of securities comprising the S&P Index and the investment results of the Master Portfolio before expenses, in both rising and falling markets. A correlation of 100% would indicate a perfect correlation, which would be achieved when the net asset value of the Master Portfolio, including the value of its dividend and capital-gain distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Master Portfolio's ability to track the S&P 500 Index, however, may be affected by, among other things, transaction costs and the timing of interestholder purchases and redemptions. The Master Portfolio attempts to achieve a 95% correlation by using a statistical process known as "sampling" to select and hold in its portfolio a representative sample of securities in the S&P 500 Index. BGFA regularly monitors the correlation of the Master Portfolio's investments to the composition and performance of the S&P 500 Index and seeks to adjust the Master Portfolio's investments to the extent necessary to achieve a 95% correlation between the investment results of the Master Portfolio and the performance of the S&P 500 Index.


  The Master Portfolio may invest some of its assets in high-quality money market instruments, which include U.S. Government obligations, obligations of domestic and foreign banks, repurchase agreements, commercial paper (including variable amount master demand notes) and short-term corporate debt obligations. Such investments are made on an ongoing basis to provide liquidity and, to a greater extent on a temporary basis, when there is an unexpected or abnormal level of investor purchases or redemptions of Master Portfolio shares or because of unusual market conditions which limit the Master Portfolio's ability to invest effectively its assets in accordance with its investment strategies. The Master Portfolio may invest up to 25% of its assets in American Depositary Receipts and similar instruments. In addition, the Master Portfolio may use stock index futures and options thereon as a substitute for a comparable market position in the underlying securities.


  A more complete description of the Master Portfolio's investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


EQUITY VALUE FUND AND BALANCED FUND



  The EQUITY VALUE FUND'S investment objective is to seek to provide investors with long-term capital appreciation. The Fund pursues this objective by investing primarily in equity securities, including common stocks and may invest in debt instruments that are convertible into common stocks of both domestic and foreign companies. The Fund may invest in large, well-established companies and smaller companies with market capitalization exceeding $50 million. The Fund may invest up to 25% of its assets in American Depositary Receipts and similar instruments. Income generation is a secondary consideration. The Fund may purchase dividend paying stocks of particular issuers


PROSPECTUS                             28
when the issuer's dividend record may, in the investment adviser's opinion, have a favorable influence on the market value of the securities. The Fund also may purchase convertible securities with the same characteristics as common stocks. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective.



  The BALANCED FUND'S investment objective is to seek to provide investors with both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach. The Fund pursues this objective by investing in equity securities and debt instruments through a balanced and diversified program. The Fund normally invests between 30% and 70% of its assets in common stocks that are considered by the investment adviser to have better than average prospects for growth of capital and income. The Fund invests primarily in domestic equity securities but may invest up to 25% of its assets in American Depositary Receipts and similar instruments. The remaining balance of the Fund's assets is invested in senior fixed-income securities, including corporate debt securities, commercial paper and mortgage-backed and asset-backed securities, based on the relative stability of income and principal of such securities. Debt instruments in which the Fund may invest are rated at least investment grade or deemed comparable.


  In selecting senior fixed-income securities for the Balanced Fund, the adviser seeks to select those debt instruments that appear best calculated to achieve the Fund's investment objective within the credit and risk tolerances established for the Fund. In accordance with those policies, the Balanced Fund may purchase commercial paper rated "A-2" or better by S&P or "Prime-2" or better by Moody's, corporate debt securities rated "BBB" or better by S&P or "Baa" or better by Moody's (which contain some speculative characteristics) and mortgage-backed and asset-backed securities rated "AA" or better by S&P or "Aa" or better by Moody's (or the foregoing types of debt securities given equivalent ratings by at least two other nationally recognized statistical rating organizations ("NRSROs"), or, if any such securities are not rated, are of comparable quality in the adviser's opinion).

  The Balanced Fund may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) that are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

  In selecting equity investments (which may include common stocks of both domestic and foreign companies) for the Equity Value and Balanced Funds, the adviser selects companies for investment using both quantitative and qualitative analysis to identify those issuers that, in the adviser's opinion, exhibit below-average valuation multiples, above-average financial strength, a strong position in their industry and a history of steady profit growth.

                                       29                             PROSPECTUS

  The adviser also may select other equity securities in addition to common stocks for investment by the Equity Value and Balanced Funds. Such other equity securities are preferred stocks, high grade securities convertible into common stocks, and warrants. Neither the Equity Value nor Balanced Fund will invest more than 5% of its net assets in warrants, no more than 2% of which will be invested in warrants which are not listed on the New York or American Stock Exchanges. For temporary defensive purposes, however, both the Equity Value and Balanced Funds may invest in U.S. Government obligations (as defined below), certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements (maturing in seven days or less) and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) that are rated investment grade or better by S&P or Moody's.


  The Equity Value and Balanced Funds also may hold short-term U.S. Government obligations, money market instruments, repurchase agreements, securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), and cash, pending investment, to meet anticipated redemption requests or if the investment adviser deems suitable investments for a Fund to be unavailable. Such investments may be made in such proportions as, in the opinion of the investment adviser, existing circumstances may warrant, and may include obligations of foreign banks and foreign branches of U.S. banks.


  A more complete description of the Funds' investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


DIVERSIFIED INCOME FUND

  The Diversified Income Fund's investment objective is to seek current income and a growing stream of income over time, consistent with preservation of capital. The Fund pursues this objective by investing primarily in income-producing debt instruments and equity securities, including common stocks, and preferred stocks and debt instruments that are convertible into common stocks. The Fund invests, under normal market conditions, substantially all of its total assets in income-producing securities, including both debt instruments and equity securities, and, under normal market conditions, at least 50% of its total assets in equity securities.


  The Diversified Income Fund invests in common stocks of issuers that, in the opinion of Wells Fargo Bank, as the Fund's investment adviser, exhibit a strong earnings growth trend and are believed by Wells Fargo Bank to have above-average prospects for future earnings growth. The Fund's common stocks are diversified among industries and companies. Emphasis is placed on common stocks that are trading at low price-to-earnings ratios, either relative to the overall market or to the security's historic price-to-earnings relationship, and in common stocks of issuers that have historically paid above-average dividends.


PROSPECTUS                             30

  Under normal market conditions, at least 90% of the Diversified Income Fund's equity securities, including, for this purpose, the convertible securities described below, are issued by large companies. Some investments also may be made in equity securities of medium- and smaller-size companies which may have the potential to generate high levels of future revenue and earnings growth and where the investment opportunity may not be fully reflected in the price of the securities but which may involve greater risks than investments in larger companies. The Fund may invest up to 25% of its assets in American Depositary Receipts and similar instruments securities.



  The debt instruments held by the Diversified Income Fund may include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) ("U.S. Government obligations") and a broad range of other debt instruments, as described in this Prospectus or in the SAI, such as bonds and other debt securities of domestic companies, U.S. dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments, and various asset-backed securities. Most of the debt instruments acquired by the Fund are issued by companies or governmental entities located within the United States. All of the nonconvertible debt instruments acquired by the Fund are rated within the four highest rating categories by one or more NRSROs, such as Moody's or S&P, or are unrated instruments determined by Wells Fargo Bank to be of comparable quality. Up to 20% of the assets of the Fund that are invested in debt instruments may be rated, at the time of purchase, in the lowest of these four rating categories (i.e., rated "BBB" by S&P or "Baa" by Moody's).


  The Diversified Income Fund may temporarily hold assets in cash or make short-term investments to the extent appropriate to maintain adequate liquidity for redemption requests or other cash management needs, or for temporary defensive purposes. The short-term investments that the Fund may purchase for liquidity purposes include U.S. Treasury bills, shares of other mutual funds and repurchase agreements (as described below).


  A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


GROWTH AND INCOME FUND


  The Growth and Income Fund seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks, and preferred stocks and debt securities that are convertible into common stocks. There can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks and securities which are convertible into common stocks and at least 65% of its total assets in income-producing securities. Up to 25% of the Fund's assets may be invested in American Depositary Receipts and similar instruments.


                                       31                             PROSPECTUS

  The Growth and Income Fund invests in common stocks of issuers that, in the opinion of Wells Fargo Bank, as the Fund's investment adviser, exhibit a strong earnings growth trend and that are believed by Wells Fargo Bank to have above-average prospects for future earnings growth. The Fund maintains a portfolio of common stocks diversified among industries and companies. The Fund may invest in common stocks of large companies which Wells Fargo Bank believes offer the potential for long-term earnings growth or above-average dividend yield. Emphasis may be placed on common stocks which are trading at low price-to-earnings ratios, either relative to the overall market or to the security's historic price-to-earnings relationship, and on common stocks of issuers that have historically paid above-average dividends. Some investments also may be made in common stocks of medium- and smaller-size companies which may have the potential to generate high levels of future revenue and earnings growth and where the investment opportunity may not be fully reflected in the price of the securities but which may involve greater risks than investments in larger companies. The Fund may also invest in equity securities of companies in emerging or less developed markets.



  The Growth and Income Fund intends to invest less than 50% of its assets in the securities of medium- and smaller-size companies and the remainder in securities of larger-size companies. However, the actual percentages may vary according to changes in market conditions and the judgment of the adviser of how best to achieve the Fund's investment objective.


  The Growth and Income Fund may temporarily hold assets in cash or make short-term investments to the extent appropriate to maintain adequate liquidity for redemption requests or other cash management needs, or for temporary defensive purposes. The short-term investments that the Fund may purchase for liquidity purposes include U.S. Treasury bills, shares of other mutual funds and repurchase agreements (as described below).


  A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


SMALL CAP FUND


  The Small Cap Fund seeks above-average long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index (before fees and expenses) over a time horizon of three to five years. The Small Cap Fund seeks to achieve its investment objective by investing all its assets in the Small Cap Master Portfolio, which has the same investment objective as the Fund. The Fund and Master Portfolio seek to provide above-average capital growth for investors willing to assume above-average risk. See "Management -- Master/Feeder Structure" in the SAI for additional information regarding the Fund's investment in the Master Portfolio.


PROSPECTUS                             32

  The Master Portfolio seeks to achieve its investment objective through the active management of a broadly diversified portfolio of growth-oriented common stocks. Under normal market conditions, the Master Portfolio invests primarily in companies whose market capitalizations fall within the capitalization range of the companies listed on the Russell 2000, although it may sometimes invest in companies with capitalizations greater or less than these amounts. As of July 1996, the capitalization range of the Russell 2000 was between $161 million and $1.1 billion. The range is expected to change frequently. The Master Portfolio will sell the common stock of any company in its investment portfolio after such company's market capitalization exceeds $2 billion. The Master Portfolio invests primarily in common stocks of domestic and foreign companies believed by Wells Fargo Bank, as investment adviser, to be characterized by new or innovative products, services or processes and to have above-average prospects for capital appreciation.



  Under normal market conditions, the Small Cap Master Portfolio holds at least 20 common stock issues spread across multiple industry groups and sectors of the economy. The majority of these holdings consist of smaller capitalization companies, established growth companies and turnaround or acquisition candidates. The Master Portfolio may acquire securities through initial public offerings of companies whose securities have been offered to the public for three months or less ("IPOs") and may acquire and hold securities of start-up companies and other newer issuers. It is expected that no more than 20% of the Master Portfolio's assets will be invested in these highly aggressive issues at one time. The Master Portfolio also may invest in securities of foreign governmental or private issuers or in equity securities of companies in emerging or less developed markets. The Master Portfolio may invest up to 25% of its assets in American Depositary Receipts and similar instruments. The equity securities in the Master Portfolio's investment portfolio may have some of the following characteristics: low or no dividends; smaller market capitalizations (less than $1 billion); less market liquidity; newly public companies (i.e., recent initial public offering); relatively short operating histories; aggressive capitalization structures (including high debt levels); and involvement in rapidly growing/changing industries and/or new technologies.



  Under ordinary market conditions, up to 5% of the Master Portfolio's net assets will be invested in convertible debt securities that are not either rated in the four highest rating categories by one or more NRSROs, such as Moody's or S&P, or unrated securities determined by Wells Fargo Bank to be of comparable quality. Securities rated in the fourth lowest rating category (i.e., rated "BBB" by S&P or "Baa" by Moody's) are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics.


                                       33                             PROSPECTUS

  From time to time Wells Fargo Bank may determine that conditions in the securities markets make pursuing the Small Cap Master Portfolio's basic investment strategy inconsistent with the best interests of the Master Portfolio's investors. At such times, Wells Fargo Bank may use temporary alternative strategies, primarily designed to reduce fluctuations in the value of the Master-Portfolio's assets. In implementing these temporary "defensive" strategies, the Master Portfolio may invest in preferred stock or investment-grade debt securities and in money market securities. It is expected that these temporary "defensive" investments will not exceed 35% of the Master Portfolio's total assets.


  The Small Cap Master Portfolio pursues an active trading investment strategy, and the length of time the Master Portfolio has held a particular security is not generally a consideration in investment decisions. Accordingly, the Master Portfolio's portfolio turnover rate may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to the Master Portfolio, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate capital gains tax consequences. These expenses and capital gain tax consequences will be passed on to the Fund.


  A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" in the SAI.



  The Master Portfolios



  Whenever the Aggressive Growth, Corporate Stock or Small Cap Fund, as an interestholder of its corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.



  The Small Cap Master Portfolio is the successor to certain assets of the Small Capitalization Growth Fund for Employment Retirement Plans, a collective investment fund (the "Collective Investment Fund"). The Collective Investment Fund was a private, non-registered investment fund previously managed by Wells Fargo Bank. Immediately


PROSPECTUS                             34
prior to the commencement of the Fund's operations, the assets of the Collective Investment Fund were purchased by the Master Portfolio and the Collective Investment Trust redeemed all of its outstanding interests and ceased operating as a trust. The Master Portfolio manages its investments in a manner identical in all material respects to the operation of the Collective Investment Fund.


RISK FACTORS


  The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. Shareholders of a Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund and the value of an investment in a Fund may increase or decrease.



  The portfolio equity securities of the Funds are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices, is trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.



  The market value of a Fund's investment in fixed-income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security also may affect the value of these investments. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value. Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The adviser will consider such an event in determining whether a Fund should continue to hold the obligation. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often


                                       35                             PROSPECTUS
considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

  There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.


  Investing in the securities of issuers in any foreign country, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.


  There are special risks involved in investing in emerging-market countries. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

PROSPECTUS                             36

  Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

  The adviser may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.


  The Capital Appreciation and Small Cap Master Portfolios pursue an active trading investment strategy, and the length of time a Master Portfolio has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate for such Master Portfolios may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to a Master Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences. These expenses and capital gain consequences will be passed on to the Funds.


  There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.

PERFORMANCE

  Fund performance may be advertised from time to time in terms of average annual total return, cumulative total return and yield. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of a Fund.

  Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment in shares of a class or Fund and assumes that all dividends and capital-gain distributions attributable to such class or Fund are reinvested at NAV in shares of that class or Fund. The standardized average annual total return, as calculated

                                       37                             PROSPECTUS
for Class A shares, assumes that you have paid the maximum sales charge and, as calculated for Class B shares, assumes that you have paid the maximum applicable contingent deferred sales charge on your hypothetical investment. Cumulative total return is calculated similarly except that the return figure is aggregated over the relevant period instead of annualized.


  The yield on shares of a class or Fund is calculated by dividing the net investment income per share earned during a specified period (usually 30 days) by its public offering price per share. Standardized yield on Class A shares is calculated assuming you have paid the maximum front-end sales charge and, on Class B shares assuming you have paid the maximum applicable contingent deferred sales charge. Effective yield is calculated similarly but assumes reinvestment of the income earned from a Fund. Because of the effects of compounding, effective yields are slightly higher than yields.



  In addition to presenting standardized performance figures, the Funds also may present nonstandardized performance figures, including distribution rates. For example, the performance figure of the shares of a class or Fund may be calculated on the basis of an investment at the net asset value per share or at net asset value per share plus a reduced sales charge (see "Investing in the Funds -- How To Buy Shares") rather than the public offering price per share. In this case, the figure might not reflect the effect of the sales charge that you may have paid.



  Additional information about the performance of each Fund is contained in the SAI under "Performance Calculations" and in the Annual Report, which may be obtained free of charge by calling the Company at 1-800-222-8222 or by writing the Company at the address on the inside front cover of the Prospectus.



                            THE FUNDS AND MANAGEMENT


THE FUNDS


  The Funds are seven of the funds offered by the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of eighteen other funds. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors at NAV. Each class of shares represents an equal, proportionate interest in a Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of a Fund's operating expenses except for certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. Please contact Stagecoach Shareholder


PROSPECTUS                             38

Services at 1-800-222-8222 if you would like additional information about investment options in the Stagecoach Family of Funds.


  The Company's Board of Directors supervises the Funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). A Fund shareholder of record is entitled to one vote for each share owned and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.

MANAGEMENT


  Wells Fargo Bank is the investment adviser to the Funds and Master Portfolios. In addition, Wells Fargo Bank serves as the Funds' administrator, transfer and dividend disbursing agent and is a shareholder servicing agent and selling agent. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as investment adviser to the other separately managed funds of the Company, and as investment adviser or sub-adviser to five other registered, open-end, management investment companies. Wells Fargo Bank, a wholly-owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.



  Subsequent to acquisition by Wells Fargo & Company of First Interstate Bancorp on April 1, 1996, Wells Fargo Investment Management, Inc. ("WFIM") (formerly, First Interstate Capital Management, Inc.) served as investment adviser to the predecessor funds of the Balanced and Equity Value Funds. WFIM, a wholly-owned subsidiary of Wells Fargo Bank, has changed its name to Wells Capital Management Incorporated and is located at 444 Market Street, San Francisco, California 94105. Prior to March 18, 1994, such predecessor funds' investment adviser was San Diego Financial Capital Management, Inc. (predecessor to First Interstate Capital Management, Inc.) which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation.



  BGFA, located at 45 Fremont Street, San Francisco, California 94105, serves as sub-adviser to the Corporate Stock Master Portfolio. BGFA is a wholly owned subsidiary of BGI and an indirect subsidiary of Barclays Bank PLC. As of October 31, 1996, BGFA and


                                       39                             PROSPECTUS

BGI managed or provided investment advice for assets aggregating in excess of $336 billion.



PORTFOLIO MANAGERS



  Mr. Brian Mulligan is responsible, as co-manager, for the day-to-day management of the portfolio of the Growth and Income Fund. Mr. Mulligan has been co-manager since October 1, 1995. Mr. Mulligan joined Wells Fargo Bank in 1986 through its acquisition of Crocker National Bank, where he had been a portfolio manager. He is a Vice-President and Manager of the San Francisco Investment Office, where he is primarily responsible for personal accounts including individuals, charitable foundations and IRAs. He also covers, from a research standpoint, the telecommunications and electric utility industries. He graduated from Skidmore College with a B.S. degree in business management. He is a chartered financial analyst and serves as a member of the staff of graders. In addition, Mr. Mulligan is a former member of the Board of Governors for the Los Angeles Society of Financial Analysts and a present member of the San Francisco Security Analysts Society.



  Ms. Kelli Hill, as co-manager, has been responsible for the day-to-day management of the portfolio of the Growth and Income Fund since February 1, 1997. Ms. Hill joined Wells Fargo Bank in 1987 and manages client portfolios. Prior to joining Wells Fargo Bank, Ms. Hill worked as an institutional equity trader for E.F. Hutton. Ms. Hill holds a B.A. from the University of Southern California in international relations and economics and is working toward her chartered financial analyst designation.



  Mr. Rex Wardlaw, as co-manager, has been responsible for the day-to-day management of the portfolios of the Balanced, Equity Value and Diversified Income Funds since February 1, 1997. Mr. Wardlaw joined Wells Fargo Bank in 1986 and has eight years of investment experience. He is the Private Client Services investment manager for the Portland office and is responsible for stock market research in healthcare, basic industries and transportation sectors. He holds an M.B.A. from the University of Oregon and a B.A. from Northwest Nazarene College. Mr. Wardlaw is a chartered financial analyst and a member of the Portland Society of Financial Analysts. He is also a member of the Association for Investment management and Research and the American Association of Individual Investors.



  Mr. Allen Wisniewski has been responsible, as co-manager, for the day-to-day management of the portfolio of the Diversified Income Fund since November 1992. Mr. Wisniewski is also responsible, as co-manager, for the day-to-day management of the portfolio of the Equity Value Fund. He also is responsible for managing equity and balanced accounts for high-net-worth individuals and pensions. Mr. Wisniewski joined Wells Fargo Bank in April 1987 with the acquisition of Bank of America's consumer trust services, where he was a portfolio manager. He received his B.A. degree and M.B.A. degree in economics and finance from the University of California at Los Angeles. He is a member of the Los Angeles Society of Financial Analysts.


PROSPECTUS                             40

  Mr. Jon Hickman, as Manager of the Growth Equity Team, is responsible as co-manager for the Capital Appreciation Master Portfolio and has performed such duties since the Capital Appreciation Master Portfolio's inception in March 1996. Mr. Hickman has also managed the Strategic Growth Fund of Overland Express Funds, Inc., the predecessor fund to the Capital Appreciation Master Portfolio, since its inception on January 20, 1993. In September of 1996, Mr. Hickman assumed responsibility as co-manager of the Small Cap Master Portfolio. Mr. Hickman had also co-managed the Small Capitalization Growth Fund from November 1994 until the sale of its assets to the Small Cap Master Portfolio in September 1995. Mr. Hickman has over sixteen years' experience in the investment management field. He joined Wells Fargo Bank in 1986 managing equity and balanced portfolios for individuals and employee benefit plans. He is a senior member of Wells Fargo Bank's Equity Strategy Committee. Mr. Hickman has a B.A. and an M.B.A in finance from Brigham Young University.



  Mr. Steve Enos assists Mr. Hickman with the day-to-day management of the Capital Appreciation Master Portfolio. In addition, as portfolio co-manager of the Small Cap Master Portfolio since its inception in September of 1996, Mr. Enos assists Mr. Hickman with the day-to-day management of the Master Portfolio. Mr. Enos co-managed the Small Capitalization Growth Fund from November 1994 until the sale of its assets to the Small Cap Master Portfolio in September, 1996. Mr. Enos joined Wells Fargo in 1993 and is a member of the Wells Fargo Bank Growth Equity Team. He began his career with First Interstate Bank, where he was assistant vice president and portfolio manager. From 1991 to 1993, Mr. Enos was a principal at Dolan Capital Management where he managed both personal and pension portfolios. Mr. Enos received his undergraduate degree in economics from the University of California at Davis. Mr. Enos is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.



  Ms. Tamyra Thomas assumed responsibility as a co-portfolio manager for the day-to-day management of the bond portion of the Balanced Fund as of September, 1996. She is a Senior Vice-President and the Chief Fixed Income Investment Officer of the Investment Management Group of Wells Fargo Bank. She is also Chair of the Investment Management Group Policy Committee. Ms. Thomas has managed bond portfolios for over a decade. She currently manages in excess of $1 billion of long-term taxable bond portfolios for various foundations, defined benefit plans and other clients. Prior to joining Wells Fargo Bank in early 1988, she held a number of senior investment positions for the Valley Bank & Trust Company of Utah including Vice-President and Manager of the Investment Department and Chairman of the Trust Investment Committee. She holds a B.S. degree from the University of Utah and was past president of the Utah Bond Club. Ms. Thomas is a Chartered Financial Analyst.

                             ---------------------


  Morrison & Foerster LLP, counsel to the Company and MIT and special counsel to Wells Fargo Bank and BGFA, has advised the Company, MIT, Wells Fargo Bank and BGFA


                                       41                             PROSPECTUS
that Wells Fargo Bank and BGFA and their affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


                             INVESTING IN THE FUNDS

OPENING AN ACCOUNT

  You can buy Fund shares in one of the ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, please call 1-800-222-8222.

  After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same). Call the number on your confirmation statement to obtain information about what is required to change registration.


  To invest in the Funds through tax-deferred retirement plans, please contact a shareholder servicing agent or a selling agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below.


  The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

PROSPECTUS                             42

SHARE VALUE


  The value of a share of each Fund or class is its "net asset value" or NAV. Wells Fargo Bank calculates the NAV of the Funds on each day the Funds are open as of the close of regular trading on the New York Stock Exchange ("NYSE") (referred to hereafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time). The Funds are open for business on each day the NYSE is open for trading (a "Business Day"). The NAV per share for each class of shares is computed by dividing the value of a Fund's assets allocable to a particular class, less the liabilities charged to that class, by the total number of outstanding shares of the class. All expenses are accrued daily and taken into account for purposes of computing NAV, which is expected to fluctuate daily. Shares may be purchased on any day the Funds are open for business.


  Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the Funds' and Master Portfolios' other assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Company's Board of Directors. Prices used for such valuations may be provided by independent pricing services.

HOW TO BUY SHARES

  Fund shares are offered continuously at the applicable offering price (NAV plus any applicable sales charges) next determined after a purchase order is received in the form specified for the purchase method being used, as described in the following sections. Payment for shares purchased through a selling agent (as defined below) is not due from the selling agent until the settlement date, which is normally three Business Days after the order is placed. The selling agent is responsible for forwarding payment for shares being purchased to the Fund promptly. Payment must accompany orders placed directly through the transfer agent.

  Payments for Fund shares are invested in full and fractional shares of the Fund (or class) at the applicable offering price. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Company may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 10 days).

  The minimum initial investment is generally $1,000. The minimum investment amounts, however, are $100 through the AutoSaver Plan (described below) and $250 for any tax-deferred retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"). Generally, all subsequent investments must be made in amounts of $100 or more. Where Fund shares are acquired in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged generally carries over. If the value of your investment in the

                                       43                             PROSPECTUS
shares of the fund from which you are exchanging has been reduced below the minimum initial investment amount by changes in market conditions or sales charges (and not by redemptions), then you may carry over the lesser amount into one of the Funds. Plan Accounts that invest in the Funds through Wells Fargo ExpressInvest(TM) (available to certain Wells Fargo tax-deferred retirement plans) are not subject to the minimum initial or subsequent investment amount requirements. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. If you have questions regarding purchases of shares, please call 1-800-222-8222. If you have questions regarding ExpressInvest(TM), please call 1-800-237-8472. For additional information on tax-deferred accounts, please refer to the section "How to Buy Shares" under Tax-Deferred Retirement Plans or contact a shareholder servicing agent or selling agent.


SALES CHARGES

  Set forth below is a Front-end Sales Charge Schedule listing the front-end sales charges applicable to purchases of Class A shares of the Aggressive Growth, Balanced, Diversified Income, Equity Value, Growth and Income and Small Cap Funds. Front-end sales charges are not charged on purchases of the Corporate Stock Fund. As shown below, reductions in the rate of front-end sales charges ("Volume Discounts") are available as you purchase additional shares (contingent-deferred sales charges applicable to Class B shares are described below). You should consider the front-end sales charge information set forth below and the other information contained in this Prospectus when making your investment decisions.

                        FRONT-END SALES CHARGE SCHEDULE

                                 CLASS A SHARES



                                                                           DEALER
                                       FRONT-END          FRONT-END       ALLOWANCE
                                      SALES CHARGE      SALES CHARGE       AS%  OF
                                        AS%  OF          AS%  OF NET      OFFERING
         AMOUNT OF PURCHASE          OFFERING PRICE    AMOUNT INVESTED      PRICE
------------------------------------ --------------    ---------------    ---------
Less than $50,000...................      5.25%              5.54%           4.75%
$50,000 up to $99,999...............      4.50               4.71            3.75
$100,000 up to $249,999.............      3.50               3.63            2.75
$250,000 up to $499,999.............      2.50               2.56            2.00
$500,000 up to $999,999.............      2.00               2.04            1.75
$1,000,000 and over.................   0.00(1)               0.00            1.00


---------------


(1) Class A shares that are redeemed within one year from the receipt of a purchase order for such shares are subject to a contingent deferred sales charge of 1.00% of the dollar amount equal to the lesser of the NAV at the time of purchase or the NAV of such shares at the time of redemption.


PROSPECTUS                             44

  If Class A shares are purchased through a selling agent, Stephens reallows the portion of the front-end sales charge shown above as the Dealer Allowance. Stephens also compensates selling agents for sales of Class B shares and is then reimbursed out of Rule 12b-1 Fees and contingent-deferred sales charges applicable to such shares. When shares are purchased directly through the transfer agent and no selling agent is involved with the purchase, the entire sales charge is paid to Stephens.

  A selling agent or shareholder servicing agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A shares as compared with Class B shares of the same fund.

REDUCED SALES CHARGES -- CLASS A SHARES

  Discounts described below pertaining to reduced sales charge for Class A shares are based on your holdings or purchases of shares on which you have paid or will pay a front-end sales charge. Because Class B shares do not assess a front-end sales charge, the amount of Class B shares you hold is not considered in determining any Volume Discount.

  Volume Discounts


  The Volume Discounts described in the Front-end Sales Charge Schedule are available to you based on the combined dollar amount you invest in shares (including the Funds' Class A shares) of one or more of the Company's funds which assess a front-end sales charge (the "Load Funds").


  Right of Accumulation


  The Right of Accumulation allows you to combine the amount you invest in a Fund's Class A shares with the total NAV of shares in other Load Funds to determine reduced front-end sales charges in accordance with the above Front-end Sales Charge Schedule. In addition, you also may combine the total NAV of shares that you currently have invested in any other mutual fund that assesses a front-end sales charge and is advised or sub-advised by Wells Fargo Bank and sponsored by Stephens. For example, if you own Class A shares of the Load Funds with an aggregate NAV of $90,000 and you invest an additional $20,000 in Class A shares of another Load Fund, the front-end sales charge on the additional $20,000 investment would be 3.50% of the offering price. To obtain the discount, you must provide sufficient information at the time of your purchase to verify that your purchase qualifies for the reduced front-end sales charge. Confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time without prior notice with respect to all subsequent shares purchased.


                                       45                             PROSPECTUS

  Letter of Intent

  A Letter of Intent allows you to purchase shares of a Load Fund over a 13-month period at a reduced front-end sales charge based on the total amount of Class A shares you intend to purchase plus the total NAV of shares in the Load Funds that you already own. Each investment in shares of a Load Fund that you make during the period may be made at the reduced front-end sales charge that is applicable to the total amount you intend to invest. If you do not invest the total amount within the period, you must pay the difference between the higher front-end sales charge rate that would have been applied to the purchases you made and the reduced front-end sales charge rate you have paid. The minimum initial investment for a Letter of Intent is 5% of the total amount you intend to purchase, as specified in the Letter. Shares of the Load Fund you purchased equal to 5% of the total amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, a sufficient amount of escrowed shares will be redeemed for payment of the additional front-end sales charge. Dividends and capital gains paid on such shares held in escrow are reinvested in additional Fund shares.

  Reinvestment

  You may reinvest proceeds from a redemption of Class A shares in Class A shares of the Fund or shares of another of the Company's funds registered in your state of residence at NAV, without a front-end sales charge, within 120 days after your redemption. However, if the other investment portfolio charges a front-end sales charge that is higher than the front-end sales charge that you paid in connection with the Class A shares you redeemed, you must pay the difference between the dollar amount of the two front-end sales charges. You may reinvest at this NAV price up to the total amount of your redemption proceeds. A written purchase order for the shares must be delivered to the Company, a selling agent, a shareholder servicing agent, or the transfer agent at the time of reinvestment.


  Reductions for Families or Fiduciaries


  Reductions in front-end sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

  Waivers for Investments of Proceeds From Other Investments


  Purchases may be made at NAV, without payment of a front-end sales charge, to the extent that: (i) you are investing proceeds from a redemption of shares of another open-end investment company on which you paid a front-end sales charge, and (ii) such redemption occurred within thirty (30) days prior to the date of the purchase order. You


PROSPECTUS                             46
must notify the Fund and/or the transfer agent at the time you place such purchase order of your eligibility for the waiver of front-end sales charges and provide satisfactory evidence thereof (e.g., a confirmation of the redemption and the sales charges paid). Front-end sales charges will not be waived to the extent the redemption proceeds are from a redemption of shares of another open-end investment company that is affiliated with the Company on which you paid a contingent deferred sales charge upon redemption.

  Reductions for Qualified Groups

  Reductions in front-end sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of a Fund at a reduced sales charge, and "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote 5% percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.

                                       47                             PROSPECTUS

  Reductions for Certain Existing Shareholders



  As of the date of this Prospectus, investors who held Class A shares as of the close of business on February 28, 1997, are entitled to purchase additional shares of such Fund at the reduced sales charges indicated below. Such shareholders are entitled to the reduced sale charges for so long as they continuously hold Class A shares.



                                                                           DEALER
                                       FRONT-END          FRONT-END       ALLOWANCE
                                      SALES CHARGE      SALES CHARGE       AS%  OF
                                        AS%  OF          AS%  OF NET      OFFERING
         AMOUNT OF PURCHASE          OFFERING PRICE    AMOUNT INVESTED      PRICE
------------------------------------ --------------    ---------------    ---------
Less than $50,000...................      4.50%              4.71%           4.00%
$50,000 up to $100,000..............      4.00               4.17            3.55
$100,000 up to $249,999.............      3.50               3.63            3.125
$250,000 up to $499,999.............      2.50               2.56            2.00
$500,000 up to $999,999.............      2.00               2.04            1.75
$1,000,000 and over.................      0.00(1)            0.00            1.00


---------------


(1) Class A shares that are redeemed within one year from the receipt of a purchase order for such shares are subject to a contingent deferred sales charge of 1.00% of the dollar amount equal to the lesser of the NAV at the time of purchase or the NAV of such shares at the time of redemption.


  Waivers for Certain Parties


  Class A shares of a Fund may be purchased at NAV, without a front-end sales charge, by: (i) directors, officers and employees (and their spouses, parents, children and siblings) of the Company, Stephens, its affiliates and selling agents; (ii) present and retired directors, officers and employees (and their spouses, parents, children and siblings) of Wells Fargo Bank and its affiliates if Wells Fargo Bank and/or the respective affiliates agree; (iii) employee benefit and thrift plans for such persons and investment advisory, trust or other fiduciary accounts, including certain Plan Accounts that are maintained, managed or advised by Wells Fargo Bank or its affiliates ("Fiduciary Accounts"); and (iv) investors using proceeds from a required minimum distribution from any Individual Retirement Account ("IRA"), Simplified Employee Pension Plan, Savings Incentive Match Plan for Employees (a "SIMPLE Plan") or other self-directed retirement plan for which Wells Fargo Bank serves as trustee, provided that the proceeds are invested in the Funds within 30 days of such distribution and such distribution is required as a result of reaching age 70 1/2. Class A shares of the Aggressive Growth Fund are available, without a front-end sales charge, to institutions purchasing shares for the sole purpose of creating a unit investment trust for exclusive distribution through Wells Fargo Securities, Inc.


CONTINGENT-DEFERRED SALES CHARGE -- CLASS B SHARES


  Class B shares may be subject to a contingent-deferred sales charge ("CDSC"). A CDSC is an amount you pay if you redeem your shares within a specified period. The


PROSPECTUS                             48

CDSC will be equal to a percentage of the lesser of the NAV of your shares at the time of purchase or the NAV of your shares at redemption.



  Except as described below, if you purchase Class B shares and redeem such shares within six years of the date of purchase, the Class B shares are subject to a CDSC as follows:



      Redemption Within:    1 Year   2 Years   3 Years   4 Years   5 Years   6 Years
    ----------------------  ------   -------   -------   -------   -------   -------
    CDSC:                     5%        4%        3%        3%        2%        1%



  Class B shares of a Fund purchased prior to March 3, 1997, are subject to a CDSC if redeemed within four years of purchase. For so long as you hold Class B shares of such Fund, any new Class B shares of the Fund that you acquire are subject to a CDSC if redeemed within four years. In addition, if you exchange Class B shares of the Fund for Class B shares of another fund, upon redemption the CDSC applicable to the original Class B shares of the Fund will apply. The CDSCs applicable to such shares are as follows:



           Redemption Within:          1 Year     2 Years     3 Years     4 Years
    ---------------------------------  ------     -------     -------     -------
    CDSC:                                3%          2%          1%          1%



  Contingent-deferred sales charges are not imposed on amounts representing increases in NAV above the NAV at the time of purchase and are not assessed on Class B shares purchased through reinvestment of dividends or capital-gain distributions. Class B shares automatically convert into Class A shares of the same Fund six years after the end of the month in which such Class B shares were acquired.



  The amount of any contingent-deferred sales charge, if any, paid upon redemption of Class B shares is determined in a manner designed to result in the lowest sales charge rate being assessed. When a redemption request is made, Class B shares acquired pursuant to the reinvestment of dividends and capital-gain distributions are considered to be redeemed first. After this, Class B shares are considered redeemed on a first-in, first-out basis so that Class B shares held for a longer period of time are considered redeemed prior to more recently acquired Class B shares. For a discussion of the interaction between the optional Exchange Privilege and contingent-deferred sales charges on Class B shares, see "Additional Shareholder Services -- Exchange Privilege."


  Contingent-deferred sales charges are waived on redemptions of Class B shares of a Fund (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder, (ii) to the extent that the redemption represents a scheduled distribution from an individual retirement account or other retirement plan to a shareholder who has reached age 59 1/2, (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate NAV of the shareholder's account is less than the minimum account size, or (iv) in

                                       49                             PROSPECTUS
connection with the combination of the Company with any other registered investment company by a merger, acquisition of assets or any other transaction.


  In deciding whether to purchase Class A or Class B shares, you should compare the fees assessed on Class A shares (including front-end sales charges) against those assessed on Class B shares (including potential contingent-deferred sales charges and higher Rule 12b-1 fees) in light of the amount to be invested and the time that you anticipate owning the shares. If your purchase amount would qualify you for a reduced sales charge on Class A shares, you should consider carefully whether you would pay lower fees ultimately on Class A shares or on Class B shares. See "Investing In The Funds -- Sales Charges" for information on reduced sales charges for Class A shares.


  You may buy shares on any Business Day by any of the methods described below. The Company reserves the right to reject any purchase order or suspend sales at any time. Payment for orders that are not received is returned after prompt inquiry. The issuance of shares is recorded on the Company's books, and share certificates are not issued.

INITIAL PURCHASES BY WIRE

1.  Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

   Wells Fargo Bank, N.A.
    San Francisco, California
    Bank Routing Number: 121000248
    Wire Purchase Account Number: 4068-000587

    Attention: Stagecoach Funds (Name of Fund) (designate Class A or Class B)

    Account Name(s): Name(s) in which to be registered
    Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired, and must be received and accepted by the transfer agent before an account can be opened:

   Wells Fargo Bank, N.A.
    Stagecoach Shareholder Services
    P.O. Box 7066
    San Francisco, California 94120-7066
    Telefacsimile: 1-415-543-9538

4. Share purchases are effected at the public offering price or, in the case of Class B shares, at the NAV next determined after the Account Application is received and accepted.

PROSPECTUS                             50

INITIAL PURCHASES BY MAIL

1.  Complete an Account Application. Indicate the services to be used.


2. Mail the Account Application and a check for $1,000 or more payable to "Stagecoach Funds (Name of Fund) (designate Class A or Class B)," to the address set forth in "Initial Purchases by Wire."


3. Share purchases are effected at the public offering price or, in the case of Class B shares, at the NAV next determined after the Account Application is received and accepted.

AUTOSAVER PLAN PURCHASES

  The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to your Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the transfer agent on a monthly basis from an account with a bank that is designated in your Account Application and is approved by the transfer agent ("Approved Bank Account"). You may open an Approved Bank Account with Wells Fargo Bank. The transfer agent withdraws and uses this amount to purchase specified Fund shares on your behalf generally on or about the day that you have selected or, if you have not selected a day, on or about the 20th day of each month. Certain restrictions may apply to shares held in a brokerage account. The transfer agent requires a minimum of ten (10) Business Days to implement your AutoSaver Plan purchases. If you hold shares through a brokerage account, your AutoSaver Plan will comply with the terms of your brokerage agreement. There are no separate fees charged to you by the Funds for participating in the AutoSaver Plan.

  You may change your investment amount, the date on which your AutoSaver Purchase is effected, suspend purchases or terminate your election at any time by providing notice to the transfer agent at least five (5) Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS

  You may be entitled to invest in the Funds through a Plan Account or other tax-deferred retirement plan. Contact a shareholder servicing agent or a selling agent (such as Wells Fargo Bank) for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Fund shares acquired through a Plan Account is $250 (the minimum initial investment amount is not applicable if you participate in ExpressInvest through a Plan Account).


  Application materials for opening a tax-deferred retirement plan can be obtained from a shareholder servicing agent or a selling agent. Return your completed tax-deferred


                                       51                             PROSPECTUS
retirement plan application to your shareholder servicing agent or a selling agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before a Fund account is opened. You should ask your shareholder servicing agent or selling agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.

ADDITIONAL PURCHASES


  You may make additional purchases of $100 or more by instructing the Funds' transfer agent to debit your Approved Bank Account, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Stagecoach Funds (Name of Fund) (designate Class A or Class B)" to the address set forth under "Initial Purchases by Wire." Write your Fund account number on the check and include the detachable stub from your Statement of Account or a letter providing your Fund account number.


PURCHASES THROUGH SELLING AGENTS

  You may place a purchase order for shares of the Funds through a broker/dealer or financial institution that has entered into a selling agreement with Stephens, as the Funds' Distributor ("Selling Agent"). If your order is placed by the close of the NYSE, the purchase order is executed on the same day if the order is received by the transfer agent before the close of business. If your purchase order is received by a Selling Agent after the close of the NYSE or by the transfer agent after the close of business, then your purchase order is executed on the next Business Day following the day your order is placed. The Selling Agent is responsible for the prompt transmission of your purchase order to the Company. Because payment for shares of the Funds is not due until settlement date, the Selling Agent might benefit from the temporary use of your payment. A financial institution that acts as a Selling Agent, shareholder servicing agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

  Purchase orders for Fund shares may be transmitted to the transfer agent through any entity that has entered into a shareholder servicing agreement with the Funds ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management, Distribution and Servicing Fees -- Shareholder Servicing Agent." The Shareholder Servicing Agent

PROSPECTUS                             52
may transmit a purchase order to the transfer agent, on your behalf, including a purchase order for which payment is to be transferred from your Approved Bank Account or wired from a financial institution. If your order is transmitted by the Shareholder Servicing Agent, on your behalf, to the transfer agent before the close of the NYSE, the purchase order generally will be executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the transfer agent after the close of the NYSE, then your order generally is executed on the next Business Day following the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the transfer agent.

STATEMENTS AND REPORTS


  The Company, or a Shareholder Servicing Agent on its behalf, typically sends you a confirmation or statement of your account after every transaction that affects your share balance or your Fund account registration. Every January, you will be provided a statement with tax information for the previous year to assist you in tax return preparation. At least twice a year, you will receive financial statements.



                              DIVIDEND AND CAPITAL


                               GAIN DISTRIBUTIONS



  The Funds (other than the Aggressive Growth and Small Cap Funds) intend to distribute quarterly dividends of substantially all of their net investment income. The Aggressive Growth and Small Cap Funds intend to distribute annual dividends of substantially all of their net investment income. The Funds distribute any capital gains at least annually. You have several options for receiving dividend and capital gain distributions. They are discussed under "Additional Shareholder Services -- Dividend and Capital Gain Distribution Options."



  Dividend and capital gain distributions have the effect of reducing the NAV per share by the amount distributed. Although distributions paid to you on newly issued shares shortly after your purchase would represent, in substance, a return of your capital, the distributions would ordinarily be taxable to you. All expenses that are attributable to a particular class also may affect the relative dividends and/or capital gains distributions of Class A and Class B shares.


                                       53                             PROSPECTUS

                              HOW TO REDEEM SHARES


  You may redeem Fund shares on any Business Day. Your shares are redeemed at the NAV next calculated after the Company has received your redemption request in proper form. The Company ordinarily remits redemption proceeds, net of any contingent deferred sales charge applicable with respect to Class B shares (the "redemption proceeds"), within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of such Fund. In addition, the Company may hold payment on your redemptions until reasonably satisfied that your investments made by check have been collected (which can take up to 10 days from the purchase date). To ensure acceptance of your redemption request, please follow the procedures described below. In addition, the Funds reserve the right to impose charges for wiring redemption proceeds.


  All redemptions of shares generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage costs in converting such securities to cash.

  Due to the high cost of maintaining Fund accounts with small balances, the Company reserves the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of shares of a Fund after an investor has made only the applicable minimum initial investment). However, you will be given 30 days' notice to make an additional investment to increase your account balance to $1,000 or more. Plan Accounts are not subject to minimum Fund account balance requirements. For a discussion of applicable minimum balance requirements, see "Investing in the Funds -- How To Buy Shares."

PROSPECTUS                             54

REDEMPTIONS BY TELEPHONE

  Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the transfer agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the transfer agent to be genuine. The Company requires the transfer agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the transfer agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY MAIL

1. Write a letter of instruction. Indicate the class, if applicable, and the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your taxpayer identification number ("TIN"), which generally is your social security or employer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address of record or your Approved Bank Account, or other unusual circumstances exist which cause the transfer agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail your letter to the transfer agent at the address set forth under "Investing in the Funds -- Initial Purchases by Wire."

  Unless other instructions are given in proper form, a check for your net redemption proceeds is sent to your address of record.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

  You may request an expedited redemption of shares of a Fund by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption

                                       55                             PROSPECTUS
request, is expedited. In addition, you also may request an expedited redemption of shares of a Fund by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request is expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

  You may request expedited redemption by telephone by calling the transfer agent at the telephone number listed on your transaction confirmation or by calling 1-800-222-8222.

  You may request expedited redemption by mail by mailing your expedited redemption request to the transfer agent at the mailing address set forth under "Investing in the Funds -- Initial Purchases by Wire."

  Upon request, net redemption proceeds of your expedited redemptions of $5,000 or more are wired or credited to an Approved Bank Account designated in your Account Application or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to your Approved Bank Account or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption. If your expedited redemption request is received by the transfer agent by the close of the NYSE on a Business Day, your redemption proceeds are transmitted to your Approved Bank Account or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for net redemption proceeds is mailed to your address of record or, at your election, credited to your Approved Bank Account.

  During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the transfer agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Company reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

  The Company's Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the net redemption proceeds

PROSPECTUS                             56
distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital-gain distributions are being reinvested automatically, and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank Account. The transfer agent redeems sufficient shares and mails or deposits your net redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Company for participating in the Systematic Withdrawal Plan. However, you should not participate in the Systematic Withdrawal Plan if you also are purchasing shares of a Fund subject to a sales charge.

  It may take up to ten (10) days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change your withdrawal amount, suspend withdrawals or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan is terminated automatically if your Fund account is closed, or, in some cases, if your Approved Bank Account is closed.

REDEMPTIONS THROUGH SELLING AGENTS

  If your redemption order is received by a Selling Agent before the close of the NYSE and received by the transfer agent before the close of business on the same day, the order is executed at the NAV determined as of the close of the NYSE on that day. If your redemption order is received by a Selling Agent after the close of the NYSE, or is not received by the transfer agent prior to the close of business, your order is executed at the NAV determined as of the close of the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Company.

  Unless you have made other arrangements with the Selling Agent, and the transfer agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through a Selling Agent are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds are mailed to your address of record or, if such address is no longer valid, the net proceeds are credited to your account with the Selling Agent. You may request a check from the Selling Agent or elect to retain the net redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

                                       57                             PROSPECTUS

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

  You may request a redemption of shares of a Fund through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. If your redemption order is transmitted by the Shareholder Servicing Agent, on your behalf, to the transfer agent before the close of the NYSE, the redemption order is executed at the NAV determined as of the close of the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the transfer agent after the close of the NYSE, then your order is executed on the next Business Day following the date your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Company.

  Unless you have made other arrangements with your Shareholder Servicing Agent, and the transfer agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through your Shareholder Servicing Agent are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net redemption proceeds are credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent. The shareholder servicing agent may charge you a fee. In addition, the shareholder servicing agent may benefit from the use of proceeds credited to your account until any check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

                        ADDITIONAL SHAREHOLDER SERVICES


  The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, Tax-Deferred Retirement Plans, the Systematic Withdrawal Plan and Expedited Redemptions by Letter and Telephone. In addition, you have several dividend and distribution payment options and an exchange privilege, which are described below. If you have questions about the distribution options available to you, please call 1-800-222-8222.



DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS



  When you fill out your Account Application, you can choose from the following distribution options listed below.



  A. The AUTOMATIC REINVESTMENT OPTION provides for the reinvestment of your dividend and capital gain distributions in additional shares of the same class of the Fund which paid such dividends or capital gain distributions. Distributions declared in a month generally are reinvested in additional shares at NAV on the last business day of


PROSPECTUS                             58
such month. You are assigned this option automatically if you make no choice on your Account Application.


  B. The FUND PURCHASE OPTION lets you use your dividend and/or capital-gain distributions from a Fund to purchase, at NAV, shares of another fund in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Distributions paid on Class A or Class B shares may be invested in Class A or Class B shares, respectively, of another fund, in Retail shares of a fund offered by another investment company in the Stagecoach Family of Funds, in Class A shares of the Government Money Market Mutual, Money Market Mutual, Prime Money Market Mutual or Treasury Money Market Mutual Funds or in shares of the California Tax-Free Money Market Mutual or National Tax-Free Money Market Mutual Funds (collectively, the "Money Market Mutual Funds"). Distributions paid on Class A shares may also be invested in shares of a non-money market fund with a single class of shares (a "single class fund"). Distributions paid on Class B shares may not be invested in shares of a single class fund. Distributions paid on shares of the Corporate Stock Fund may be invested in Class A shares, shares of a single class fund or shares of one of the Money Market Mutual Funds.



  C. The AUTOMATIC CLEARING HOUSE OPTION permits you to have dividend and capital gain distributions deposited in your Approved Bank Account. In the event your Approved Bank Account is closed and such distribution is returned to the Funds' dividend disbursing agent, the distribution is reinvested in your Fund account at the NAV next determined after the distribution has been returned. Your Automatic Clearing House Option is then converted automatically to the Automatic Reinvestment Option.



  D. The CHECK PAYMENT OPTION lets you receive a check for all dividend and capital gain distributions, which generally is mailed either to your designated address or your Approved Bank Account shortly following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks are reinvested in your Fund account at the NAV next determined after the earlier of the date the checks have been returned to the Fund's dividend disbursing agent or the date six months after the payment of such distribution. Your Check Payment Option is then converted automatically to the Automatic Reinvestment Option.



  The Company forwards moneys to the dividend disbursing agent so that it may issue you distribution checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear. The Company takes reasonable efforts to locate investors whose checks are returned or uncashed after six months.


                                       59                             PROSPECTUS

EXCHANGE PRIVILEGE


  The exchange privilege is a convenient way to buy shares in another fund of the Stagecoach Family of Funds to respond to changes in your investment needs. You can exchange between the various funds as follows:



                       EXCHANGES BETWEEN                      YES     NO
    --------------------------------------------------------  ---     ---
    Class A shares and a Money Market Mutual Fund...........   X
    Class A shares and Class A shares.......................   X
    Class B shares and a Money Market Mutual Fund...........   X
    Class B shares and Class B shares.......................   X
    Class A shares of a non-Money Market Mutual Fund and
      Class B shares........................................           X



  Important factors that you should consider:



  - You will need to read the prospectus of the fund into which you want to exchange.



  - Every exchange is a redemption of shares of one fund and a purchase of shares of another fund. The redemption may produce a gain or loss for federal income tax purposes.



  - You must exchange at least the minimum initial purchase amount of the fund you are redeeming, unless your balance has fallen below that amount due to market conditions or you have already met the minimum initial purchase amount of the fund you are purchasing.



  - If you exchange Class A shares, you will need to pay any difference between a load that you have already paid and the load that you are subject to in the new fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.50% schedule).



  - You will not pay a contingent deferred sales charge on any exchange from Class B shares into other Class B shares or a Money Market Mutual Fund. The new shares will continue to age while they are in the new fund and will be charged the contingent deferred sales charge applicable to the original shares upon redemption.



  - If you exchange Class A or Class B shares for shares of a Money Market Mutual Fund, you may not re-exchange shares of the Money Market Mutual Fund for shares other than the original exchanged class.



  - The Company may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, the Company will notify you 60 days before discontinuing or modifying the exchange privilege.


PROSPECTUS                             60

  You may exchange shares by writing the Transfer Agent or, if you have telephone privileges, you may call the Transfer Agent. Exchanges are subject to the procedures and conditions applicable to purchasing and redeeming shares.


CONVERSION


  Class B shares that have been outstanding for six years after the end of the month in which the shares were initially purchased automatically convert to Class A shares of such Fund and, consequently, will no longer be subject to the higher Rule 12b-1 Fees applicable to Class B shares. Such conversion is on the basis of the relative NAV of the two Classes, without the imposition of any sales charge or other charge except that the lower Rule 12b-1 Fees applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions on Class B shares are considered new purchases for purposes of the conversion feature.



  If a shareholder effects one or more exchanges among Class B shares of any Fund or among shares of a Money Market Mutual Fund during the six-year period, and exchanges back into Class B shares, the holding period for shares so exchanged is counted toward the six-year period, and any Class B shares held at the end of six years are converted into Class A shares.


                          MANAGEMENT, DISTRIBUTION AND
                                 SERVICING FEES

INVESTMENT ADVISER


  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Funds' investment adviser provides investment guidance and policy direction in connection with the management of the Funds' assets and furnishes the Company's Board of Directors with periodic reports on the Funds' investment strategies and performance.



  For its services as investment adviser to the Balanced Fund and Small Cap Master Portfolio, Wells Fargo Bank is entitled to monthly investment advisory fees at the annual rate of 0.60% of the Fund's and Master Portfolio's respective average daily net assets. For its services as investment adviser to the Capital Appreciation Master Portfolio and Diversified Income and Equity Value Funds, Wells Fargo Bank is entitled to monthly investment advisory fees at the annual rate of 0.50% of the Master Portfolio's and Funds'


                                       61                             PROSPECTUS
respective average daily net assets. For its services as investment adviser to the Corporate Stock Master Portfolio and the Growth and Income Fund, Wells Fargo Bank is entitled to monthly investment advisory fees at the annual rate of 0.50% of the first $250 million of such Master Portfolio's or Fund's average daily net assets, 0.40% of the next $250 million, and 0.30% of the average daily net assets in excess of $500 million. From time to time, Wells Fargo Bank may waive its advisory fees in whole or in part. Any such waiver will reduce expenses of the Funds, and, accordingly, have a favorable impact on the Funds' performance. From time to time, each of the Funds, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. The Corporate Stock Master Portfolio, in accordance with its investment objective, may invest in stock of Wells Fargo & Company so long as Wells Fargo & Company is included in the S&P 500 Index.


  Wells Fargo Bank has delegated certain advisory responsibilities relating to the Corporate Stock Master Portfolio to BGFA. Nevertheless, Wells Fargo Bank has retained continuing and exclusive authority over the management of such Master Portfolio, and the investment and disposition of the Master Portfolio's assets, and Wells Fargo Bank may reject any investment recommendations or decisions for the Master Portfolio if Wells Fargo Bank determines that such recommendations or decisions are not consistent with the best interests of the Master Portfolio. Wells Fargo Bank has agreed to pay BGFA for its sub-advisory services an annual fee equal to $40,000 plus .08% of the average daily net assets of the Master Portfolio.


  Advisory Fees Paid



  For the nine-month period ended September 30, 1996 and the year ended December 31, 1995, the Diversified Income and Growth and Income Funds each paid advisory fees to Wells Fargo Bank at the annual rates of 0.50% and 0.50%, respectively, of their average daily net assets.



  For the year ended September 30, 1996, the Balanced and Equity Value Funds paid advisory fees at the annual rates of 0.60% and 0.59%, respectively, of their average daily net assets. For periods prior to September 6, 1996, this includes advisory fees paid to Wells Fargo Investment Management, Inc. by the predecessor portfolios to the Balanced and Equity Value Funds.



  For the nine-month period ended September 30, 1996, Wells Fargo Bank was paid advisory fees at an annual rate of 0.47% of the Corporate Stock Fund's average daily net assets. This includes amounts paid by the Fund and the Master Portfolio. Prior to the Corporate Stock Fund's conversion to master/feeder structure, Wells Fargo Bank provided investment advisory services directly to the Fund. For the year ended December 31, 1995, the Company paid to Wells Fargo Bank, on behalf of the Corporate Stock Fund, an amount equal to 0.50% of the average daily net assets of the Fund as compensation for its services as investment adviser to the Fund. For the nine-month


PROSPECTUS                             62
period ended September 30, 1996 and the year ended December 31, 1995, Wells Fargo Bank paid an amount equal to 0.09% and 0.09%, respectively, of the Fund's average daily net assets to BGFA as compensation for its services as sub-adviser to the Fund.



  For the period from commencement of operations (February 20, 1996) to September 30, 1996, the Capital Appreciation Master Portfolio paid advisory fees to Wells Fargo Bank at the annual rate of 0.34% of the Aggressive Growth Fund's average daily net assets.



  For the period from commencement of operations (September 16, 1996) to September 30, 1996, the Small Cap Master Portfolio paid advisory fees to Wells Fargo Bank at the annual rate of 0.60% of the Small Cap Fund's average daily net assets.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank serves as custodian to each Fund, other than the Corporate Stock Fund, for which BGI serves as Custodian. BGI, located at 45 Fremont Street, San Francisco, California 94105, is a special purpose trust company that is owned indirectly by Barclays Bank PLC. BGFA is a wholly owned subsidiary of BGI. Under the Custody Agreement with Wells Fargo Bank, a Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Custody Agreement. Wells Fargo Bank serves as each Fund's transfer and dividend disbursing agent. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENT

  The Funds have entered into shareholder servicing agreements with Wells Fargo Bank on behalf of each Fund or class, and may enter into similar agreements with other entities. Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide administrative services with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records, aggregating and placing purchase, exchange and redemption transactions, and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee at an annual rate of up to (i) 0.30% of the average daily net assets attributable to the shares of the Corporate Stock Fund or the Class A or Class B shares of the Diversified Income and Growth and Income Funds, or (ii) 0.25% of the average daily net assets attributable to the Class A or B shares of the Aggressive Growth, Balanced, Equity Value and Small Cap Funds, owned during the period by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. With regard to shares of the Corporate Stock Fund and Class A or B shares of the other Funds, in no event will the

                                       63                             PROSPECTUS
fees paid exceed the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules"). In no event will the portion of such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of the average net asset value attributable to the Class A and Class B shares of the Diversified Income and Growth and Income Funds or shares of the Corporate Stock Fund.


  Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Company, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.


ADMINISTRATOR AND CO-ADMINISTRATOR



  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank and Stephens as administrator and co-administrator, respectively, provide the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct each Fund's business, and Stephens compensates the Company's Directors, officers and employees who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their administrative duties to sub-administrators.



  Stephens previously provided substantially the same services as sole administrator to the Funds. For the period ended September 30, 1996, the Aggressive Growth, Corporate Stock, Diversified Income, Growth and Income and Small Cap Funds paid administrative fees to Stephens at the annual rates of 0.03%, 0.03%, 0.03%, 0.03% and 0.05%, respectively, of each Fund's average daily net assets. For the year ended September 30, 1996, the Balanced and Equity Value Funds paid administrative fees at the annual rates of 0.10% and 0.10%, respectively, of each Funds average daily net assets. For the period prior to September 6, 1996, this includes amounts paid to Furman Selz LLC by the predecessor portfolios to the Balanced and Equity Value Funds.



SPONSOR AND DISTRIBUTOR



  Stephens is the Funds' sponsor and co-administrator, and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at


PROSPECTUS                             64

111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.



  Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing shares of the Funds. The Company also has adopted a Distribution Plan on behalf of each Fund or class of shares under the SEC's Rule 12b-1 ("Plans"). Under the Plan for the Corporate Stock Fund and Class A Plan for the other Funds, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Class A shareholders paying on an annual basis up to 0.05% of the average daily net assets attributable to such shares of the Corporate Stock, Diversified Income and Growth and Income Funds, and up to 0.10% of the average daily net assets attributable to the Class A shares of the Aggressive Growth, Balanced, Equity Value and Small Cap Funds. The Class A Plans for the Balanced, Equity Value, and Small Cap Funds provide for payments to compensate the Distribution and Selling Agents for sales support services also. Under the Class B Plans, each Fund may defray all or part of such costs and pay compensation to the Distributor and Selling Agents for sales support services. The Class B Plans provide for payments, on an annual basis, of up to 0.70% of the average daily net assets attributable to the Class B shares of the Diversified Income and Growth and Income Funds, and up to 0.75% of the average daily net assets attributable to the Class B shares of the Aggressive Growth, Balanced, Equity Value and Small Cap Funds. Other distribution-related services may include, among other services, costs and expenses for advertisements, sales literature, direct mail or any other form of advertising; expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; payments to broker/dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker/dealer or other institution receiving such fees; and other similar services as the Directors determine to be reasonably calculated to result in the sale of a Fund's shares.


  In addition, the Plans contemplate that, to the extent any fees payable pursuant to a shareholder servicing agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans, subject to any limits under applicable law, regulations or rules, including the NASD Rules. Financial institutions acting as Selling Agents, Shareholder Servicing Agents or in certain other capacities may be required to register as dealers pursuant to applicable state

                                       65                             PROSPECTUS
securities laws which may differ from federal law and any interpretations expressed herein.

  The Distribution Agreement provides that Stephens shall act as agent for the Funds for the sale of their shares, and may enter into selling agreements with Selling Agents that wish to make available shares of the Funds to their respective customers. The Funds may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of the Funds may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities will be allocated among each Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

  Stephens has established a cash and non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise or the cash value of a non-cash compensation item.

FUND EXPENSES


  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each Fund bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors and legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees; and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the fund or class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable. The Aggressive Growth, Corporate Stock and Small Cap Funds also bear a pro rata portion of the costs of the Master Portfolio in which each Fund invests.


PROSPECTUS                             66

                                     TAXES



  Distributions from a Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. A portion of dividend distributions to corporate shareholders may be excludable pursuant to the "dividends-received deduction" allowable to corporate shareholders. Distributions from a Fund's net long-term capital gains are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.



  Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes -- Disposition of Fund Shares" in the SAIs.



  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.



  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI for each Fund.


                                       67                             PROSPECTUS

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES


FUND INVESTMENTS



  Set forth below is a description of certain investments and additional investment policies for each Fund, except as otherwise indicated. Each of the Aggressive Growth, Corporate Stock, and Small Cap Funds seeks to achieve its investment objective by investing all of its assets in the Capital Appreciation, Corporate Stock and Small Cap Master Portfolios, respectively. REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF THESE FUNDS, UNLESS OTHERWISE INDICATED, SHOULD BE UNDERSTOOD AS REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF THE CORRESPONDING MASTER PORTFOLIOS.


  Temporary Investments


  Each Fund may hold a certain portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Funds may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities. See "Additional Permitted Investment Activities" in the SAI for additional information.


  U.S. Government Obligations


  The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease.


                                      A- 1                            PROSPECTUS

Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.


  Floating- and Variable-Rate Instruments


  The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.



  The Balanced and Equity Value Funds may also hold floating- and variable-rate instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. The market value of these instruments may be more volatile than other types of debt instruments and may present greater potential for capital-gain or loss. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. See "Additional Permitted Investment Activities" in the SAI for additional information.


  Repurchase Agreements


  The Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.



  Convertible Securities



  The Funds may invest in convertible securities that provide current income and are issued by companies with the characteristics described above for each Fund and that


PROSPECTUS                            A- 2
have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's or S&P, or unrated but determined by the Adviser to be of comparable quality.

  Other Investment Companies


  The Funds may invest in shares of other open-end, management investment companies provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. Wells Fargo Bank will waive its advisory fees for that portion of a Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Funds also may purchase shares of exchange-listed, closed-end funds. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, the Aggressive Growth, Balanced, Corporate Stock, Equity Value and Small Cap Funds may each invest all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objective, policies and limitations as such Fund.


  Foreign Obligations and Securities


  The Funds may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs


                                      A- 3                            PROSPECTUS
are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe. The Corporate Stock Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars, and similar obligations of foreign governmental and private issuers.



  Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


  Emerging Markets


  The Aggressive Growth, Small Cap, Diversified Income and Growth and Income Funds each may invest up to 15% of its assets in equity securities of companies in "emerging markets." The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.



  Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Aggressive Growth, Small Cap, Diversified Income and Growth and Income Funds may invest in ADRs, CDRs, GDRs, EDRs, and IDRs of such issuers.


  Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South

PROSPECTUS                            A- 4

Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

  There are special risks involved in investing in emerging-market countries. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

  Money Market Instruments


  The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1+" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser; (iv) repurchase agreements; and (v) for the Corporate Stock Fund only, non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of no more than one year that are rated at least "Aa" by Moody's or "AA" by S&P. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets;
(ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.


                                      A- 5                            PROSPECTUS

  Options


  The Aggressive Growth, Balanced, Corporate Stock, Equity Value and Small Cap Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.



  Call and Put Options on Specific Securities. The Equity Value, and Small Cap Funds may invest in call and put options on a specific security. The Aggressive Growth Fund may invest up to 15% of its assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities (or groups of "baskets" of specific securities). Each of the Balanced and Equity Value Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets.



  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period. Investments by a Fund in off-exchange options will be treated as "illiquid" and therefore subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.



  The Balanced, Equity Value and Small Cap Funds may write covered call option contracts and secured put options as Wells Fargo Bank deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by a Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by a Fund will not exceed 25% of the value of the assets of the Balanced or Equity Value Funds or 15% of the value of the assets of the Small Cap Fund. The use of covered call options and securities put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. If the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.


PROSPECTUS                            A- 6

  Each Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the adviser. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.



  Stock Index Options. The Corporate Stock and Small Cap Funds may each purchase call and put options and write covered call options on stock indices listed on national securities exchanges or traded in the over-the-counter market to the extent of 15% of the value of its net assets.



  The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Because the value of a stock index option depends upon changes to the price of all stocks comprising the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the price of all stocks in the index, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to Wells Fargo Bank's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.


  Forward Commitments, When-Issued Purchases and Delay-Delivery Transactions


  Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.


  For additional information relating to option trading practices, including the particular risks thereof, see the SAI.

                                      A- 7                            PROSPECTUS

  Mortgage-Related Securities



  The Balanced and Diversified Income Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The Balanced Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.


  Other Asset-Backed Securities


  The Balanced, Diversified Income, Equity Value and Growth and Income Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis


PROSPECTUS                            A- 8
to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.


  Custodial Receipts for Treasury Securities



  The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.



  Privately Issued Securities (Rule 144A)



  The Funds may invest in privately issued securities which may be resold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities which are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued securities that are determined by the investment adviser to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities.


  Corporate Reorganizations


  The Funds may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms


                                      A- 9                            PROSPECTUS
contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Funds may sustain a loss.



  Stock Index Futures and Options on Stock Index Futures



  The Corporate Stock Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. The Balanced and Equity Value Funds may each invest in stock index futures in order to protect the value of common stock investments or to maintain liquidity, provided not more than 5% of a Fund's net assets are committed to such transactions. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.


  Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts


  The Corporate Stock Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.


  Interest-Rate and Index Swaps


  The Corporate Stock Fund enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving


PROSPECTUS                           A- 10
or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.



  The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive net amount of payments that the Fund contractually is entitled to receive.



  The permissible investments described herein are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. The futures contracts and options on futures contracts that the Fund may purchase are considered derivatives. The Fund may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.



  Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with the investment objectives of the Fund, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Trustees of MIT and the Board of Directors of the Company concerning the use of derivatives.



  The use of derivatives by the Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may the Fund use certain derivatives without establishing adequate "cover" in compliance with SEC positions regarding the use of leverage.



  Loans of Portfolio Securities



  Each Fund may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on such Fund's


                                     A- 11                            PROSPECTUS
portfolio. The value of the loaned securities may not exceed one-third of a Fund's total assets and loans of portfolio securities are fully collateralized based on values that are market-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon the borrower or a placing broker. See "Additional Permitted Investment Activities" in the SAI for additional information.


INVESTMENT POLICIES AND RESTRICTIONS

  Each Fund's investment objective, as set forth in "How the Funds
Work -- Investment Objectives and Policies," is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of a Fund's outstanding voting securities, as described under "Capital Stock" in the SAI for each Fund. If the Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company may make such change without shareholder approval and will disclose any such material changes in the then-current Prospectus.


  Fundamental Investment Policies



  As matters of fundamental policy, the Funds: (i) may not purchase securities of any issuer, except U.S. Government obligations (securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities for the Corporate Stock Fund), if as a result, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer, provided that the Corporate Stock Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in such clause (i); (ii) each such Fund may borrow from banks up to 10% (20% for the Corporate Stock Fund) of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% (20% for the Corporate Stock Fund) of the current value of its net assets (but investments may not be purchased by a Fund while any such outstanding borrowings exceed 5% of the Fund's net assets); (iii) each such Fund may make loans of portfolio securities in accordance with its investment policies; and (iv) each such Fund may not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that (a) the Corporate Stock Fund is permitted to concentrate its assets in any one industry for the same period as does the S&P 500 Index, and (b) a Fund may invest 25% or more of its assets in U.S. Government obligations


PROSPECTUS                           A- 12

(securities issued or guaranteed by the U.S. Government, its agencies of instrumentalities for the Corporate Stock Fund). With respect to fundamental investment policy (i) above, the Aggressive Growth, Diversified Income and Small Cap Funds are subject to this restriction only with respect to 75% of their respective assets, and, with regard to the Funds, it may be possible that the Company would own more than 10% of the outstanding voting securities of the issuer. With respect to fundamental investment policy (iii) above, the Diversified Income Fund does not intend to make loans of its portfolio securities during the coming year. The Corporate Stock Fund may invest all of its assets in a diversified, open-end management investment company or a series thereof, with the same investment objective, policies and restrictions as the Fund, without regard to these limitations. With respect to fundamental policy
(ii) above, the Corporate Stock Fund presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to fundamental policy (iii) above, the Small Cap Fund may not make loans of portfolio securities having a value that exceeds 33 1/3% of the current value of its net assets.



  Non-Fundamental Investment Policies



  As a matter of nonfundamental policy, the Diversified Income Fund and Growth and Income Fund may each invest up to 10% of the current value of its respective net assets in illiquid securities. The Aggressive Growth Fund, Balanced Fund, Corporate Stock Fund, Equity Value Fund and Small Cap Fund may each invest up to 15% of its respective net assets in illiquid securities. For these purposes, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days and (c) repurchase agreements not terminable within seven days.


  Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under
Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two NRSROs and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined that the commercial paper is of equivalent quality and is liquid), if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

                                     A- 13                            PROSPECTUS

Advised by WELLS FARGO BANK, N.A.

Sponsored/Distributed by
Stephens Inc., Member NYSE/SIPC
                                                                            LOGO
NOT FDIC INSURED

LOGO

P.O. Box 7066


San Francisco, CA 94120-7066


 STAGECOACH FUNDS:
--------------------------------------------------------------------------------

  - are NOT insured by the FDIC or U.S. Government
  - are NOT obligations or deposits of Wells Fargo Bank nor
    guaranteed by the Bank
  - involve investment risk, including possible loss of                   LOGO
  principal

LOGO

Printed on Recycled Paper                                          SC0201 (2/97)

                                      LOGO

                         ------------------------------

                                   PROSPECTUS
                         ------------------------------

                             ARIZONA TAX-FREE FUND
                         CALIFORNIA TAX-FREE BOND FUND
                        CALIFORNIA TAX-FREE INCOME FUND
                             NATIONAL TAX-FREE FUND
                              OREGON TAX-FREE FUND

                              CLASS A AND CLASS B


                                FEBRUARY 1, 1997

                              STAGECOACH FUNDS(R)

                  ARIZONA TAX-FREE, CALIFORNIA TAX-FREE BOND,
                 CALIFORNIA TAX-FREE INCOME, NATIONAL TAX-FREE,
                           AND OREGON TAX-FREE FUNDS

                           CLASS A AND CLASS B SHARES


  Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about the ARIZONA TAX-FREE FUND, CALIFORNIA TAX-FREE BOND FUND, NATIONAL TAX-FREE FUND AND OREGON TAX-FREE FUND and the Class A shares of the CALIFORNIA TAX-FREE INCOME FUND (each, a "Fund" and, collectively, the "Funds").


  The ARIZONA TAX-FREE FUND seeks to provide investors with income exempt from federal income tax and Arizona personal income tax. The CALIFORNIA TAX-FREE BOND FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital, by investing in medium- to long-term, investment-grade municipal securities. The CALIFORNIA TAX-FREE INCOME FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital. The NATIONAL TAX-FREE FUND seeks to provide investors with income exempt from federal income tax. The OREGON TAX-FREE FUND seeks to provide investors with income exempt from federal income tax and Oregon personal income tax.


  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own. A Statement of Additional Information ("SAI"), dated February 1, 1997, containing additional information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-222-8222.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                       PROSPECTUS DATED FEBRUARY 1, 1997


                                                                      PROSPECTUS

  Under normal market conditions, substantially all of a State Tax-Free Fund's assets consist of municipal obligations the interest on which is exempt from federal income tax and the applicable state's personal income tax.



WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND IS COMPENSATED FOR PROVIDING THE FUNDS WITH CERTAIN OTHER SERVICES. STEPHENS INC. ("STEPHENS"),
     WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUNDS' SPONSOR,
                       CO-ADMINISTRATOR AND DISTRIBUTOR.


THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL NOR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SECURITIES THAT ARE NOT REGISTERED IN A STATE WHERE SUCH OFFER WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF THE STATE.

PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

PROSPECTUS SUMMARY                                                             1


SUMMARY OF FUND EXPENSES                                                       4



FINANCIAL HIGHLIGHTS                                                           8



HOW THE FUNDS WORK                                                            18



THE FUNDS AND MANAGEMENT                                                      25



INVESTING IN THE FUNDS                                                        27



DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS                                       38



HOW TO REDEEM SHARES                                                          39



ADDITIONAL SHAREHOLDER SERVICES                                               43



MANAGEMENT, DISTRIBUTION AND SERVICING FEES                                   46



TAXES                                                                         50


PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY


  The Funds provide you with a convenient way to invest in various portfolios of securities selected and supervised by professional management. The following provides summary information about the Funds. For more information, please refer to the identified Prospectus sections and generally to the Prospectus and SAI.


Q. WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The ARIZONA TAX-FREE FUND seeks to provide investors with income exempt from federal income tax and Arizona personal income tax.

    The CALIFORNIA TAX-FREE BOND FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital, by investing in medium- to long-term, investment-grade municipal securities.

    The CALIFORNIA TAX-FREE INCOME FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital.

    The NATIONAL TAX-FREE FUND seeks to provide investors with income exempt from federal income tax.

    The OREGON TAX-FREE FUND seeks to provide investors with income exempt from federal income tax and Oregon personal income tax.

    Under normal market conditions, substantially all of each Fund's assets are invested in municipal obligations that are exempt from federal income tax and, for the State Tax-Free Funds, exempt from each respective state's personal income tax; and except during temporary defensive periods or when acceptable securities are unavailable for investment by a Fund, at least 65% of each State Tax-Free Fund's total net assets will be invested in municipal obligations of issuers exempt from each respective state's personal income tax. Additionally, except during periods of unusual market condition, each Fund will have at least 80% of its net assets invested in securities the interest on which is exempt from federal income tax. See "How the Funds Work" and "Prospectus Appendix -- Additional Investment Policies" for further information on investments.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF INVESTMENT?

A. An investment in a Fund is not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund's shares. Therefore, you should be prepared to accept some risk with the money you invest in a Fund. The portfolio debt instruments of a Fund are subject to interest-rate risk

                                        1                             PROSPECTUS
    and credit risk. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the municipal securities in which each Fund invests and hence the value of your investment in a Fund; the value of such securities generally changes inversely to changes in market interest rates. Credit risk is the risk that the issuers of the debt instruments in which a Fund may invest may default on the payment of principal and/or interest. In addition, each Fund may invest a portion of its assets in municipal securities that are considered to have speculative characteristics.

    Since each State Tax-Free Fund invests primarily in securities issued by Arizona, California or Oregon, and its respective agencies and municipalities, events in those states are more likely to affect the respective Fund's investments.


    Each Fund is nondiversified, which means that its assets may be invested among fewer issuers and therefore the value of assets may be subject to greater impact by events affecting one of its investments.


    See "How the Funds Work -- Investment Objectives and Policies -- Risk Factors" and "Additional Permitted Investment Activities" in the SAI for further information about the Funds' investments and related risks. As with all mutual funds, there can be no assurances that a Fund will achieve its investment objective.

Q. WHO MANAGES MY INVESTMENTS?


A. Wells Fargo Bank, as the Funds' investment adviser, manages your investments. Wells Fargo Bank also provides the Funds with administrative, transfer agency, dividend disbursing agency and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Funds. See "The Funds and Management" and "Management, Distribution and Servicing Fees."


Q. HOW DO I INVEST?


A. You may invest by purchasing Fund shares at their public offering price, which is the net asset value per share ("NAV") plus any applicable sales charge. The Funds' Class A shares are subject to a maximum front-end sales charge of 4.50% (except the California Tax-Free Income Fund, which is subject to a maximum sales charge of 3.00%). Class B shares that are redeemed within six years of purchase are subject to a maximum contingent-deferred sales charge of 5.00% of the lesser of NAV at purchase or NAV at redemption. In some cases, the front-end or contingent-deferred sales charges may be waived or reduced. You may open an account by making an initial investment of at least $1,000, and you may add to your account by making additional investments of at least $100, with certain exceptions. Shares may be purchased by wire, by mail or by an automatic investment feature called the AutoSaver Plan on any day the Fund is open. Fund shares may not be suitable for tax-exempt investors, since such investors would not benefit from the exempt status of


PROSPECTUS                              2
    the Funds' dividends. See "Investing in the Funds" for more details, or contact Stephens (the Funds' distributor), a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).


Q. HOW WILL I RECEIVE DIVIDENDS AND ANY CAPITAL GAIN DISTRIBUTIONS?



A. Dividends from net investment income are declared daily and distributed monthly. Any capital gains are distributed at least annually. Distributions are automatically reinvested in additional shares of the same class of the Fund at NAV (without a sales charge) unless you elect to receive distributions credited to your Wells Fargo Bank account, paid in cash or in shares of certain other funds in the Stagecoach Family of Funds in which you have an established account that has met the applicable minimum initial investment requirement. Investment income available for distribution to holders of a class of shares is reduced by the class expenses payable on behalf of those shares. See "Dividend and Capital Gain Distributions" and "Additional Shareholder Services."


Q. HOW MAY I REDEEM SHARES?


A. You may redeem shares by telephone, by letter or by an automatic feature called the Systematic Withdrawal Plan on any day the Fund is open for business. Except for any contingent-deferred sales charge applicable to Class B shares, the Company imposes no charge for redeeming shares. The Company reserves the right to impose charges for wiring redemption proceeds. See "How To Redeem Shares" and "How to Purchase
    Shares -- Contingent-Deferred Sales Charges -- Class B Shares" for more details, or contact Stephens, a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).


Q. WHAT ARE DERIVATIVES AND DO THE FUNDS USE THEM?


A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as variable-rate instruments that have an interest rate that is reset periodically based on an index, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.


Q. WHAT STEPS DO THE FUNDS TAKE TO CONTROL DERIVATIVES-RELATED RISKS?


A. Wells Fargo Bank uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose the Fund to undue risks and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Derivatives use by a Fund also is subject to broadly applicable


                                        3                             PROSPECTUS
    investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. For more information on each Fund's investment activities, see "How the Funds Work" and "Prospectus
    Appendix -- Additional Investment Policies."


                            SUMMARY OF FUND EXPENSES

                                 CLASS A SHARES
                        SHAREHOLDER TRANSACTION EXPENSES


                            ARIZONA   CALIFORNIA CALIFORNIA   NATIONAL   OREGON
                            TAX-FREE  TAX-FREE    TAX-FREE    TAX-FREE  TAX-FREE
                              FUND    BOND FUND  INCOME FUND    FUND      FUND
                            --------  ---------  -----------  --------  --------
Maximum Sales Charge on
  Purchases (as a percentage
  of offering price)........  4.50%     4.50%       3.00%      4.50%     4.50%
Maximum Sales Charge on
  Reinvested
  Distributions.............   None      None        None       None      None
Maximum Sales Charge on
  Redemptions...............   None      None        None       None      None
Exchange Fees...............   None      None        None       None      None


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                            ARIZONA   CALIFORNIA CALIFORNIA   NATIONAL   OREGON
                            TAX-FREE  TAX-FREE    TAX-FREE    TAX-FREE  TAX-FREE
                              FUND    BOND FUND  INCOME FUND    FUND      FUND
                            --------  ---------  -----------  --------  --------
Management Fee (after
  waivers or
  reimbursements)...........   0.15%(1)   0.50%     0.50%       0.00%(1)   0.15%(1)
Rule 12b-1 Fee..............   0.05%    0.05%       0.05%       0.00%     0.05%
Other Expenses (after
  waivers or
  reimbursements)(2)........   0.40%    0.13%       0.10%       0.35%     0.40%
TOTAL FUND OPERATING
  EXPENSES (after waivers or
  reimbursements)(3)........   0.60%    0.68%       0.65%       0.35%     0.60%


-------------------------------


(1) Management Fees (before waivers or reimbursements) would be 0.50%.



(2) Other Expenses (before waivers or reimbursements) would be 0.61%, 0.52%, 0.59%, 0.60%, and 0.58%, respectively.



(3) Total Fund Operating Expenses (before waivers or reimbursements) would be 1.16%, 1.07%, 1.14%, 1.10% and 1.13%, respectively.


PROSPECTUS                              4

EXAMPLE OF EXPENSES

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
You would pay the following expenses on a
$1,000 investment in Class A shares of the
following Funds, assuming a 5% annual
return and redemption at the end of each
time period indicated:
    Arizona Tax-Free Fund.................    $ 51      $63       $77       $117
    California Tax-Free Bond Fund.........    $ 52      $66       $81       $126
    California Tax-Free Income Fund.......    $ 36      $50       $65       $109
    National Tax-Free Fund................    $ 48      $56       $64       $ 87
    Oregon Tax-Free Fund..................    $ 51      $63       $77       $117


                                 CLASS B SHARES

                        SHAREHOLDER TRANSACTION EXPENSES


                                       ARIZONA   CALIFORNIA  NATIONAL   OREGON
                                       TAX-FREE   TAX-FREE   TAX-FREE  TAX-FREE
                                         FUND    BOND FUND     FUND      FUND
                                       --------  ----------  --------  --------
Maximum Sales Charge on Purchases (as
    a percentage of offering price)...    None       None       None      None
Maximum Sales Charge on Reinvested
    Dividends.........................    None       None       None      None
Maximum Sales Charge on Redemptions...   5.00%      5.00%      5.00%     5.00%
Exchange Fees.........................    None       None       None      None


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                       ARIZONA   CALIFORNIA  NATIONAL   OREGON
                                       TAX-FREE   TAX-FREE   TAX-FREE  TAX-FREE
                                         FUND    BOND FUND     FUND      FUND
                                       --------  ----------  --------  --------
Management Fee (after waivers or
  reimbursements).....................   0.15%(1)    0.50%     0.00%(1)   0.15%(1)
Rule 12b-1 Fee........................   0.75%      0.70%      0.75%     0.75%
Other Expenses(2).....................   0.40%      0.13%      0.35%     0.40%
                                       --------     -----    --------  --------
TOTAL FUND OPERATING EXPENSES (after
    waivers or reimbursements)(3).....   1.30%      1.33%      1.10%     1.30%
                                       ========= ==========  ========= =========


-------------------------------


(1) Management Fees (before waivers or reimbursements) would be 0.50%.
(2) Other Expenses (before waivers or reimbursements) would be 0.61%, 0.53%, 0.60%, and 0.58%, respectively.
(3) Total Fund Operating Expenses (before waivers or reimbursements) would be 1.86%, 1.73%, 1.85%, and 1.83%, respectively.


                                        5                             PROSPECTUS

EXAMPLE OF EXPENSES


                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
You would pay the following
expenses on a $1,000 investment in
Class B shares of the following
Funds, assuming a 5% annual return
and redemption at the end of each
time period indicated:
    Arizona Tax-Free Fund..........    $ 63      $71       $91       $120
    California Tax-Free Bond
    Fund...........................    $ 64      $72       $93       $126
    National Tax-Free Fund.........    $ 61      $65       $81       $ 94
    Oregon Tax-Free Fund...........    $ 63      $71       $91       $120



                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
You would pay the following
expenses on a $1,000 investment in
Class B shares of the following
Funds, assuming a 5% annual return
and no redemption:
    Arizona Tax-Free Fund..........    $ 13      $41       $71       $120
    California Tax-Free Bond
    Fund...........................    $ 14      $42       $73       $126
    National Tax-Free Fund.........    $ 11      $35       $61       $ 94
    Oregon Tax-Free Fund...........    $ 13      $41       $71       $120


                             EXPLANATION OF TABLES


  The purpose of the foregoing tables is to help you understand the various costs and expenses that a shareholder in a Fund will pay directly or indirectly. You may purchase Fund shares directly from the Company or through Wells Fargo Bank or other institutions that have developed various account products through which Fund shares may be purchased, and for which customers may be charged a fee. The tables do not reflect any charges that may be imposed by Wells Fargo Bank or another institution directly on certain customer accounts in connection with an investment in a Fund.



  SHAREHOLDER TRANSACTION EXPENSES are charges incurred when you buy or sell Fund shares. You are subject to a front-end sales charge on purchases of a Fund's Class A shares and may be subject to a contingent-deferred sales charge on purchases of a Fund's Class B shares if you redeem such shares within a specified period. In certain instances, you may qualify for a reduction or waiver of the front-end sales charge. There are no exchange fees. The Company reserves the right to impose a charge for wiring redemption proceeds. See "Investing in the Funds -- Sales Charges."



  ANNUAL FUND OPERATING EXPENSES for the Class A and Class B shares of the California Tax-Free Bond Fund and the Class A shares of the other Funds, except as indicated below, are based on applicable contract amounts and amounts incurred during the most


PROSPECTUS                              6
recent fiscal year. These amounts have been adjusted to reflect voluntary fee waivers and expense reimbursements that are expected to continue to reduce expenses during the current year. The amounts shown under "Other Expenses" for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds are based on estimated/restated amounts expected to be in effect during the current fiscal year. Wells Fargo Bank and Stephens have agreed to waive or reimburse all or a portion of the respective fees charged to, or expenses paid by, each Fund to ensure that the "Total Fund Operating Expenses" do not exceed, on an annual basis, 0.60%, 0.68%, 0.65%, 0.35% and 0.60% of the average daily net assets of Class A Shares of the Arizona Tax-Free, California Tax-Free Bond, California Tax-Free Income, National Tax-Free and Oregon Tax-Free Funds, respectively, through August 31, 1997. Any waivers or reimbursements would reduce a Fund's total expenses. There can be no assurance that waivers or reimbursements will continue after that date.


  The Funds understand that a shareholder servicing agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by a Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as a shareholder in each Fund, please see "Investing in the Funds -- How to Buy Shares" and "Management, Distribution and Servicing Fees."

  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.


  The Funds offer certain classes of shares not described herein. The expenses and corresponding returns of these other classes may differ from the expenses and returns of the shares described herein. Information regarding these and any other investment options in the Funds may be obtained by calling Stephens at 1-800-643-9691. Additional information regarding the Funds' expenses is included under "The Funds and Management" and "Management, Distribution and Servicing Fees" and in the SAI under "Management," Distributions Plans" and "Servicing Plans."


                                        7                             PROSPECTUS

                              FINANCIAL HIGHLIGHTS


  For the California Tax-Free Bond and California Tax-Free Income Funds, the following information has been derived from the Financial Highlights in the Funds' financial statements for the fiscal period ended September 30, 1996. This information is provided to assist you in evaluating the historical performance of each Fund. The financial statements were audited by KPMG Peat Marwick LLP. The financial statements and the report thereon for the period ended September 30, 1996 are incorporated by reference into the SAI. This information should be read in conjunction with the California Funds' 1996 financial statements and notes thereto. The California Tax-Free Bond and Tax-Free Income Funds are sometimes referred to as the "California Funds."



  For the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds, the following information has been derived from the Financial Highlights in each Fund's financial statements for the year ended September 30, 1996. This information is provided to assist you in evaluating the historical performance of each Fund. Except as set forth below, the Fund's financial statements were audited by KPMG Peat Marwick LLP. The financial statements and the report thereon are incorporated by reference into the SAI. The financial information for the periods prior to October 1, 1995 was audited by other auditors. On September 6, 1996, the Investor class shares of predecessor portfolios of Pacifica Funds Trust were reorganized as the Class A shares of the Arizona, National and Oregon Tax-Free Funds. The information for periods prior to September 6, 1996 reflects the performance of the Investor class shares. This information should be read in conjunction with the Fund's 1996 financial statements and the notes thereto. Each Fund's SAI is incorporated by reference into this prospectus.


PROSPECTUS                              8

                            ARIZONA TAX-FREE FUND(1)

                        FOR A CLASS A SHARE OUTSTANDING



                           A SHARES                     INVESTOR SHARES
                           ---------   -------------------------------------------------
                             YEAR       PERIOD                                   PERIOD
                             ENDED       ENDED         YEAR ENDED MAY 31,         ENDED
                           SEPT. 30,   SEPT. 30,   ---------------------------   MAY 31,
                             1996       1995(2)     1995      1994      1993      1992
                           ---------   ---------   -------   -------   -------   -------
Net asset
  value -- beginning of
  period.................    $10.71      $10.68     $10.48    $10.64    $10.09   $10.00
Income from investment
  operations:
  Net investment income
    (loss)...............      0.48        0.17       0.51      0.50      0.49     0.09
  Net realized and
    unrealized gain
    (loss) on
    investments..........     (0.09)       0.06       0.23     (0.15)     0.55     0.08
Total from investment
  operations.............      0.39        0.23       0.74      0.35      1.04     0.17
Less distributions:
  Dividends from net
    investment income....     (0.48)      (0.20)     (0.53)    (0.50)    (0.49)   (0.08)
  Distributions from net
    realized gain........     (0.17)      (0.00)     (0.01)    (0.01)     0.00     0.00
    Total from
      distributions......     (0.65)      (0.20)     (0.54)    (0.51)    (0.49)   (0.08)
  Net asset value -- end
    of period............    $10.45      $10.71     $10.68    $10.48    $10.64   $10.09
                           ==========  ==========  =======   =======   =======   =========
Total return.............      3.60%       6.55%(3)    7.35%    3.28%    10.50%    7.02% (3)
Ratios/supplemental data:
  Net assets, end of
    period (000).........    $7,331     $24,622    $24,581   $25,153   $22,430   $4,690
  Ratio of expenses to
    average net assets...      0.78%       0.45%      0.40%     0.31%     0.20%    0.68%
  Ratio of net investment
    income to average net
    assets...............      4.45%       4.73%      4.89%     4.72%     4.98%    4.32%
  Ratio of expenses to
    average net assets
    prior to waived fees
    and reimbursed
    expenses.............      1.46%       1.35%      1.13%     1.00%     1.18%    2.08%
  Ratio of net investment
    income to average net
    assets prior to
    waived fees and
    reimbursed
    expenses.............      3.77%       3.83%      4.16%     4.03%     4.00%    2.92%
-------------------



(1) The Fund operated as the Arizona Intermediate Tax-Free Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on March 2, 1992 until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995 when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of the Company on September 6, 1996. In connection with the reorganization, existing Investor shares were converted into Class A shares of the Fund. In connection with the merger of First Interstate Bancorp with Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


(2) The Fund changed its fiscal year-end from May 31 to September 30.

(3) Annualized.

                                        9                             PROSPECTUS

                             ARIZONA TAX-FREE FUND

                        FOR A CLASS B SHARE OUTSTANDING


                                                                 PERIOD ENDED
                                                                  SEPT. 30,
                                                                   1996(1)
                                                                 ------------
Net asset value, beginning of period...........................     $10.00
Income from investment operations:
  Net investment income (loss).................................       0.01
  Net realized and unrealized gain (loss) on investments.......       0.07
Total from investment operations...............................       0.08
Less distributions:
  Dividends from net investment income.........................       0.01
  Distributions from net realized gain.........................       0.00
Total from distributions.......................................      (0.01)
Net asset value, end of period.................................     $10.07
Total return (not annualized)..................................       0.76%
Ratios/supplemental data:
  Net assets, end of period (000)..............................        $20
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets......................       1.16%
  Ratio of net investment income to average net assets.........       3.59%
  Portfolio turnover...........................................         42%
Ratio of expenses to average net assets prior to waived fees
  and reimbursed expenses......................................       1.81%
Ratio of net investment income to average net assets prior to
  waived fees and reimbursed expenses..........................       2.94%


-------------------

(1) Class B shares of the Fund commenced operations on September 6, 1996.

PROSPECTUS                             10

                         CALIFORNIA TAX-FREE BOND FUND


                        FOR A CLASS A SHARE OUTSTANDING



                                               YEAR       YEAR       YEAR       YEAR
                              PERIOD ENDED    ENDED      ENDED      ENDED      ENDED
                                SEPT. 30     DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                1996(1)        1995       1994       1993       1992
                              ------------   --------   --------   --------   --------
Net asset value, beginning of
  period.....................     $11.05       $9.84     $11.20     $10.41     $10.00
Income from investment
  operations:
  Net investment income
    (loss)...................       0.40        0.55       0.56       0.56       0.53
  Net realized and unrealized
    gain (loss) on
    investments..............      (0.27)       1.21      (1.36)      0.84       0.41
Total from investment
  operations.................       0.13        1.76      (0.80)      1.40       0.94
Less distributions:
  Dividends from net
    investment income........      (0.40)      (0.55)     (0.56)     (0.56)     (0.53)
  Distributions from net
    realized gains...........       0.00        0.00       0.00      (0.05)      0.00
Total from distributions.....      (0.40)      (0.55)     (0.56)     (0.61)     (0.53)
  Net asset value, end of
    period...................     $10.78      $11.05     $ 9.84     $11.20     $10.41
Total return (not
  annualized)................       1.27%      18.24%     (7.27)%    13.82%     10.35%
Ratios/supplemental data:
  Net assets, end of period
    (000)....................   $300,702     $296,417   $305,847   $532,848   $242,409
Ratios to average net assets
  (annualized):
  Ratio of expenses to
    average net
    assets...................       0.69%       0.68%      0.65%      0.64%      0.19%
  Ratio of net investment
    income to average net
    assets...................       4.99%       5.18%      5.35%      5.05%      5.67%
  Portfolio turnover.........         22%          9%         3%         7%        18%
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses...................       1.07%       1.07%      1.06%      1.01%      1.07%
Ratio of net investment
  income to average net
  assets prior to waived fees
  and reimbursed expenses....       4.61%       4.79%      4.94%      4.68%      4.79%


-------------------

(1) The Fund changed its fiscal year-end from December 31 to September 30.

                                       11                             PROSPECTUS

                         CALIFORNIA TAX-FREE BOND FUND


                        FOR A CLASS B SHARE OUTSTANDING



                                              PERIOD ENDED   YEAR ENDED
                                               SEPT. 30,      DEC. 31,
                                                1996(1)       1995(2)
                                              ------------   ----------
Net asset value beginning of period.........      $11.26        $10.00
Income from investment operations:
  Net investment income (loss)..............        0.35          0.48
  Net realized and unrealized gain (loss) on
    investments.............................       (0.28)         1.26
Total from investment operations............        0.07          1.74
Less distributions:
  Dividends from net investment income......       (0.35)        (0.48)
  Distributions from net realized gain......        0.00          0.00
Total distributions.........................       (0.35)        (0.48)
Net asset value, end of period..............      $10.98        $11.26
Total return (not annualized)...............        0.73%        17.72%
Ratios/supplemental data:
  Net assets, end of period (000)...........     $40,099       $26,916
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets...        1.35%         1.32%
  Ratio of net investment income to average
    net assets..............................        4.32%         4.31%
  Portfolio turnover........................          22%            9%
  Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses................................        1.73%         1.72%
  Ratio of net investment income to average
    net assets prior to waived fees and
    reimbursed expenses.....................        3.94%         3.91%


-------------------


(1) The Fund changed its fiscal year-end from December 31 to September 30.

(2) Class B shares of the Fund commenced operations on January 1, 1995.

PROSPECTUS                             12

                        CALIFORNIA TAX-FREE INCOME FUND

                        FOR A CLASS A SHARE OUTSTANDING



                         PERIOD        YEAR         YEAR         YEAR          YEAR
                         ENDED        ENDED        ENDED        ENDED         ENDED
                       SEPT., 30,    DEC. 31,     DEC. 31,     DEC. 31,      DEC. 31,
                        1996(1)        1995         1994         1993        1992(2)
                       ----------   ----------   ----------   ----------   ------------
Net asset value,
  beginning of
  period..............    $10.35        $9.84       $10.36       $10.05        $10.00
Income from investment
  operations:
  Net investment
    income............      0.29         0.38         0.40         0.39          0.02
  Net realized and
    unrealized capital
    gains (losses) on
    investments.......     (0.09)        0.51        (0.52)        0.31          0.05
Total from investment
  operations..........      0.20         0.89        (0.12)        0.70          0.07
Less distributions:
  Dividends from net
    investment
    income............     (0.29)       (0.38)       (0.40)       (0.39)        (0.02)
  Distributions from
    net realized
    capital gains.....      0.00         0.00         0.00         0.00          0.00
Total distributions...     (0.29)       (0.38)       (0.40)       (0.39)        (0.02)
Net asset value, end
  of period...........    $10.26       $10.35        $9.84       $10.36        $10.05
Total return (not
  annualized).........      2.01%        9.14%       (1.10)%       7.10%         0.84%
Ratios/supplemental
  data:
  Net assets, end of
    period (000)......   $82,359      $77,965      $48,998      $52,873        $7,821
Ratios to average net
  assets (annualized):
  Ratio of expenses to
    average net
    assets............      0.65%        0.65%        0.16%        0.34%         0.00%
  Ratio of net
    investment income
    to average net
    assets............      3.83%        3.70%        4.03%        3.74%         3.56%
  Portfolio
    turnover..........        48%          31%          33%          11%            0%
  Ratio of expenses to
    average net assets
    prior to waived
    fees and
    reimbursed
    expenses..........      1.14%        1.22%        1.21%        1.23%         1.55%
  Ratio of net
    investment income
    to average net
    assets prior to
    waived fees and
    reimbursed
    expenses..........      3.34%        3.13%        2.98%        2.85%         2.01%


-------------------


(1) The Fund changed its fiscal year-end from December 31 to September 30.

(2) The Fund commenced operations on November 18, 1992.

                                       13                             PROSPECTUS

                           NATIONAL TAX-FREE FUND(1)


                        FOR A CLASS A SHARE OUTSTANDING



                           A SHARES                  INVESTOR SHARES
                           ---------    ------------------------------------------
                             YEAR        PERIOD       YEAR       YEAR      PERIOD
                             ENDED        ENDED       ENDED      ENDED      ENDED
                           SEPT. 30,    SEPT. 30,    MAY 31,    MAY 31,    MAY 31,
                             1996        1995(2)       1995       1994      1993(3)
                           ---------    ---------    -------    -------    -------
Net Asset Value
  Beginning of Period......  $ 15.34     $ 15.28     $14.98     $15.17     $15.00
Income from Investment
  Operations:
  Net Investment Income
    (Loss).................     0.72        0.24       0.68       0.64       0.17
  Net Realized and
    Unrealized Gain (Loss)
    on Investments.........    (0.10)       0.08       0.32      (0.17)      0.15
                           ---------    ---------    -------    -------    -------
Total From Investment
  Operations...............     0.62        0.32       1.00       0.47       0.32
Less Distributions:
  Dividends From Net
    Investment Income......    (0.72)      (0.26)     (0.70)     (0.64)     (0.15)
  Distributions From Net
    Realized Gain..........     0.00        0.00       0.00      (0.02)      0.00
                           ---------    ---------    -------    -------    -------
Total From Distributions...    (0.72)      (0.26)     (0.70)     (0.66)     (0.15)
                           ---------    ---------    -------    -------    -------
Net Asset Value -- End Of
  Period...................  $ 15.24     $ 15.34     $15.28     $14.98     $15.17
                           ==========   ==========   =========  =========  =========
Total return...............     4.03%       6.53%(3)   6.97%      3.07%      5.65% (3)
Ratios/Supplemental Data:
  Net Assets, End of Period
    (000)..................  $ 4,827     $14,305     $14,458    $13,600    $7,457
Ratios to Average Net
  Assets (Annualized):
  Ratio of Expenses to
    Average Net
    Assets.................     0.42%       0.35%      0.35%      0.27%      0.25%
  Ratio of Net Investment
    Income to Average Net
    Assets.................     4.69%       4.65%      4.59%      4.29%      3.88%
  Portfolio Turnover.......       73%         86%        23%        19%        18%
  Ratio of Expenses to
    Average Net Assets
    Prior to Waived Fees
    and Reimbursed
    Expenses...............     1.42%       1.85%      1.51%      1.58%      1.99%
  Ratio of Net Investment
    Income to Average Net
    Assets Prior to Waived
    Fees and Reimbursed
    Expenses...............     3.69%       3.15%      3.43%      2.99%      2.14%


-------------------


(1) The Fund operated as the Quality Tax-Exempt Income Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on January 15, 1993 until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995 when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of the Company on September 6, 1996. In connection with the reorganization, existing Investor shares were converted into Class A shares of the Fund. In connection with the merger of First Interstate Bancorp with Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


(2) The Fund changed its fiscal year-end from May 31 to September 30.


(3) Annualized.


PROSPECTUS                             14

                             NATIONAL TAX-FREE FUND


                        FOR A CLASS B SHARE OUTSTANDING



                                                             PERIOD
                                                              ENDED
                                                            SEPT. 30,
                                                             1996(1)
                                                            ---------
Net asset value, beginning of period......................    $10.00
Income from investment operations:
  Net investment income (loss)............................      0.00
  Net realized and unrealized gain (loss) on
    investments...........................................      0.06
Total from investment operations..........................      0.06
Less distributions:
  Dividends from net investment income....................      0.00
  Distributions from net realized gain....................      0.00
Total from distributions..................................      0.00
Net asset value, end of period............................    $10.06
Total return (not annualized)2............................      0.60%
Ratios/supplemental data:
  Net assets, end of period (000).........................        $0
  Ratios to average net assets (annualized):
  Ratio of expenses to average net assets.................      0.00%
  Ratio of net investment income to average net assets....      1.83%
  Portfolio turnover......................................        73%
  Ratio of expenses to average net assets prior to waived
    fees and reimbursed expenses..........................      0.00%
  Ratio of net investment income to average net assets
    prior to waived fees and reimbursed expenses..........      1.83%


-------------------

(1) Class B shares of the Fund commenced operations on September 6, 1996.

                                       15                             PROSPECTUS

                            OREGON TAX-FREE FUND(1)

                        FOR A CLASS A SHARE OUTSTANDING



                                A SHARES                                       INVESTOR SHARES
                                ---------   -------------------------------------------------------------------------------------
                                  YEAR       PERIOD
                                  ENDED       ENDED                                YEAR ENDED MAY 31,
                                SEPT. 30,   SEPT. 30,   -------------------------------------------------------------------------
                                  1996       1995(2)     1995       1994       1993       1992       1991       1990       1989
                                ---------   ---------   -------    -------    -------    -------    -------    -------    -------
Net asset value -- beginning of
  period.......................   $16.38      $16.47     $16.17     $16.79     $16.07     $15.74     $15.27     $15.35     $15.00
Income from investment
  operations:
Net investment income (loss)...     0.79        0.28       0.82       0.84       0.86       0.91       0.94       0.93       0.93
Net realized and unrealized
  gain (loss) on investments...     0.04       (0.08)      0.39      (0.43)      0.76       0.38       0.47      (0.06)      0.31
                                 -------     -------    -------    -------    -------    -------    -------     ------     ------
Total from investment
  operations...................     0.83        0.20       1.21       0.41       1.62       1.29       1.41       0.87       1.24
Less Distributions:
Dividends from net investment
  income.......................    (0.79)      (0.29)     (0.87)     (0.82)     (0.86)     (0.92)     (0.94)     (0.93)     (0.89)
Distributions from net realized
  gain on investments..........     0.00        0.00      (0.04)     (0.21)     (0.04)     (0.04)      0.00      (0.02)      0.00
                                 -------     -------    -------    -------    -------    -------    -------     ------     ------
Total distributions............    (0.79)      (0.29)     (0.91)     (1.03)     (0.90)     (0.96)     (0.94)     (0.95)     (0.89)
                                 -------     -------    -------    -------    -------    -------    -------     ------     ------
Net asset value -- end of
  period.......................   $16.42      $16.38     $16.47     $16.17     $16.79     $16.07     $15.74     $15.27     $15.35
                                 =======     =======    =======    =======    =======    =======    =======     ======     ======
Total return (not
  annualized)..................     5.03%       3.67%(3)    7.92%     2.33%     10.36%      8.45%      9.58%      5.80%      8.55%
Ratios/supplemental data:
Net assets, end of period
  (000)........................  $33,676     $50,077    $52,245    $53,846    $45,435    $25,002    $14,607     $7,550     $3,175
Ratios to average net assets
  (annualized):
Ratio of expenses to average
  net assets...................     0.85%       0.70%      0.70%      0.62%      0.60%      0.60%      0.55%      0.50%      0.50%
Ratio of net investment income
  to average net assets........     4.87%       5.01%      5.19%      4.90%      5.34%      5.81%      6.27%      6.26%      6.64%
Portfolio turnover.............       27%         57%        15%        22%         6%        17%        23%        94%         9%
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses.....................     1.15%       1.01%      0.90%      0.84%      0.91%      0.98%      1.03%      1.35%      3.29%
Ratio of net investment income
  to average net assets prior
  to waived fees and reimbursed
  expenses.....................     4.57%       4.70%      4.99%      4.69%      5.03%      5.43%      5.79%      5.41%      3.85%


-------------------


(1) The Fund operated as the Oregon Tax-Exempt Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on June 1, 1988 until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995 when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of the Company on September 6, 1996. In connection with the reorganization, existing Investor shares were converted into Class A shares of the Fund. In connection with the merger of First Interstate Bancorp with Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.



(2) The Fund changed its fiscal year-end from May 31 to September 30.


(3) Annualized.

PROSPECTUS                             16

                              OREGON TAX-FREE FUND


                        FOR A CLASS B SHARE OUTSTANDING



                                                         PERIOD ENDED
                                                          SEPT. 30,
                                                           1996(1)
                                                         ------------
Net asset value, beginning of period...................     $10.00
Income from investment operations:
  Net investment income (loss).........................       0.00
  Net realized and unrealized gain (loss) on
    investments........................................       0.07
Total from investment operations.......................       0.07
Less distributions:
  Dividends from net investment income.................       0.00
  Distributions from net realized gain.................       0.00
Total from distributions...............................       0.00
Net asset value, end of period.........................     $10.07
Total return (not annualized)..........................       0.70%
Ratios/supplemental data:
  Net assets, end of period (000)......................         $0
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets..............       0.00%
  Ratio of net investment income to average net
    assets.............................................       1.83%
  Portfolio turnover...................................         27%
  Ratio of expenses to average net assets prior to
    waived fees and reimbursed expenses................       0.00%
  Ratio of net investment income to average net assets
    prior to waived fees and reimbursed expenses.......       1.83%
-------------------
(1) Class B Shares of the Fund commenced operations on
    September 6, 1996.


                                       17                             PROSPECTUS

                               HOW THE FUNDS WORK

INVESTMENT OBJECTIVES AND POLICIES

  As stated above, the investment objectives of the ARIZONA TAX-FREE, NATIONAL TAX-FREE, and OREGON TAX-FREE FUNDS are to seek to provide investors with income exempt from federal income tax and, for the Arizona Tax-Free and Oregon Tax-Free Funds, exempt from Arizona or Oregon personal income tax, respectively. The Arizona Tax-Free, National Tax-Free, and Oregon Tax-Free Funds have no restrictions as to the minimum or maximum maturity of any individual security held by it. Each Fund's average portfolio maturity will vary from time to time in light of current market and economic conditions, the comparative yields on instruments with different maturities and other factors.

  The CALIFORNIA TAX-FREE BOND FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital, by investing in medium- to long-term, investment-grade municipal securities. Medium- and long-term securities include those securities with remaining maturities of 2 to 10 years and 10 or more years, respectively. The CALIFORNIA TAX-FREE INCOME FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital. It pursues this objective by investing primarily in short- and intermediate-term, investment-grade municipal securities. Short-term securities are securities with remaining maturities of less than 2 years. Intermediate-term securities are securities with remaining maturities of 2 to 10 years.

  Each Fund's assets are primarily invested in debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions ("municipal obligations"). Each of the State Tax-Free Funds expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of such Fund's total assets will be invested in municipal obligations of issuers located in a particular state ("Arizona Obligations," "California Obligations," or "Oregon Obligations," respectively), and issuers of the Virgin Islands, Guam and Puerto Rico, which are exempt from Arizona, California and Oregon personal income tax. The amount of each Fund's assets invested in such obligations may vary from time to time.

  As a matter of general operating policy, however, each California Fund seeks to have substantially all of its assets invested in such municipal obligations. In addition, under normal market conditions, at least 65% of the California Tax-Free Bond Fund's total assets are invested in municipal bonds, as opposed to municipal notes or commercial paper, and at least 65% of the California Tax-Free Income Fund's total assets are invested in short- and intermediate-term municipal obligations. As a matter of general operating

PROSPECTUS                             18
policy, the California Tax-Free Income Fund intends that, under normal market conditions, the average expected duration of its portfolio securities will be from one to five years.


  In seeking to achieve its investment objective, each Fund may invest in municipal obligations that are private activity bonds the interest on which is subject to the federal alternative minimum tax (though investments in such securities, under normal market conditions, will not exceed 20% of each Fund's total assets when added together with any taxable investments held by the Fund). Moreover although each Fund does not presently intend to do so on a regular basis, it may invest 25% or more of its assets in industrial development bonds issued before August 7, 1986 that are not subject to the federal alternative minimum tax and in municipal obligations the interest on which is paid solely from revenue of similar projects if such investment is deemed necessary or appropriate by the Fund's adviser.



  As a fundamental policy, each Fund will have at least 80% of its respective net assets invested in securities, the interest on which is exempt from federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities are considered taxable if the interest payable on them is treated as a specific tax preference item under the federal alternative minimum tax. The Funds' investment adviser may rely on an opinion of either counsel to the issuer of the municipal obligations or bond counsel regarding the tax treatment of these obligations.


  Municipal obligations acquired by a Fund will be rated in one of the three highest investment-grade categories at the time of purchase by a nationally recognized statistical rating organization ("NRSRO"). (See the Appendix to the SAI for a description of the applicable rating categories). In addition, the State Tax-Free Funds may purchase investment-grade obligations within the fourth highest category when acceptable obligations with higher ratings are unavailable for investment by such Funds. While obligations rated within the fourth highest category are regarded as having an adequate capacity to pay principal and interest, such obligations lack outstanding investment characteristics and in fact have speculative characteristics as well. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Funds also may invest in unrated municipal securities that are determined by Wells Fargo Bank, as investment adviser, to be of comparable quality to municipal securities that are rated investment grade. No more than 10% of the Arizona Tax-Free Fund's total assets will be invested in municipal obligations that are rated at the time of purchase below one of the three highest categories.

  If, subsequent to its purchase by a Fund, an issue of debt securities should cease to be rated by one or more of a Fund's selected NRSROs due to factors relating to the value of the security, or if its rating should be reduced by one or more of such NRSROs below the minimum rating required for purchase by such Fund, the investment adviser will

                                       19                             PROSPECTUS
consider such event in determining whether the Fund should continue to hold the security. Furthermore, unrated obligations purchased by a Fund will be determined by the investment adviser to be comparable in quality to instruments that are so rated.

  Each Fund also may acquire tax-exempt commercial paper rated within the highest rating category or, when deemed advisable by the Fund's investment adviser, rated within the second highest rating category. Each Fund may acquire municipal notes and variable rate demand obligations rated within one of the two highest rating categories.

  Each Fund may from time to time invest a portion of its assets on a temporary basis (for example, when appropriate municipal obligations are unavailable) or for temporary defensive purposes in short-term taxable money market instruments, in securities issued by other investment companies that invest in taxable or tax-exempt money market instruments and in U.S. Government obligations. In addition, each Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the investment adviser, suitable tax-exempt obligations are unavailable. The Funds also may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) that are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.


  Each Fund may temporarily invest some of its assets in open-end tax-free funds with a similar fundamental investment objective and which pay interest that is exempt from federal income tax and not subject to the federal alternative minimum tax, subject to the limitations of the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund also may invest temporarily in cash reserves or certain high-quality, taxable money market instruments, or may engage in other investment activities. Each Fund may elect to invest temporarily up to 20% of its net assets in certain permitted taxable investments, which include cash reserves, U.S. Government obligations, obligations of domestic banks, commercial paper, taxable municipal obligations, and for the California Funds, certain repurchase agreements. The California Funds may make loans of portfolio securities. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of shares of a Fund or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income tax and Arizona, California or Oregon personal income tax. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Funds' assets in securities exempt from such taxes. Additional description of tax-free municipal obligations, taxable money market instruments, and other investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the SAI.



  The investment objectives for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds, as indicated in the first paragraph of this section, are not fundamental and may be changed without shareholder approval. The investment objectives for the


PROSPECTUS                             20

California Funds, as stated in the second paragraph of this section, are fundamental and may be changed only with shareholder approval. Any such change may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund. As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives. Wells Fargo Bank, as investment adviser to the Funds, pursues each Fund's objective by investing (under normal market conditions) substantially all of the Funds' assets in various types of municipal obligations as described above. These municipal obligations and the taxable investments described below may bear interest at rates that are not fixed ("floating- and variable-rate instruments"). For additional descriptions of tax-free municipal obligations, taxable money market instruments, and other investment activities, see the "Prospectus Appendix -- Additional Investment Policies."



  A more complete description of the Funds' investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


RISK FACTORS

  As noted above and discussed further in the SAI, some of the securities purchased by the State Tax-Free Funds may be rated below the three highest rating categories, and may be rated in the lowest investment grade category, by NRSROs.


  The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. Shareholders of a Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund and the value of an investment in a Fund may increase or decrease.


  The market value of a Fund's investment in fixed-income securities changes in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security also may affect the value of these investments. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.


  Each Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, a Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects. To the extent that a Fund's assets are concentrated in municipal


                                       21                             PROSPECTUS
obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds payment of municipal obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal obligations.

  Each Fund is classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective may be.

  The concentration of the State Tax-Free Funds in municipal obligations of particular states raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of state issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in a Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of state-specific issues with the yield of a more diversified portfolio including issues of other states before making an investment decision.

  The State Tax-Free Funds have constitutional and/or statutory restrictions that affect government revenues. Because of the nature of the various restrictions, certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local governmental entities, it is not presently possible to determine the impact of these restrictions and related measures on the ability of governmental issuers in Oregon and Arizona to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to municipal obligations of governmental issuers in these states over the past several years.

  In addition to the risk of nonpayment of state and local governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by a Fund. Since there are a number of buyers of such debt that may be similarly restricted, the supply of eligible securities could become inadequate at certain

PROSPECTUS                             22
times. Similarly, there is a relatively small active market for Arizona Obligations, California Obligations and Oregon Obligations and the market price of such bonds may therefore be volatile. If any of the State Tax-Free Funds were forced to sell a large volume of Arizona Obligations, California Obligations or Oregon Obligations for any reason, such as to meet redemption requests for a large number of shares, there is a risk that the large sale itself would adversely affect the value of such Fund's portfolio.



  California experienced recurring budget deficits for four of its five fiscal years ended June 30, 1992, caused by lower than anticipated tax revenues and increased expenditures for certain programs. The budget deficits of the early 1990's depleted the state's available cash resources, and the state had to use a series of external borrowings to meet its cash needs. As a consequence, between 1991 and 1994, three of the agencies rating California's long-term debt lowered their rating of the state's general obligation bonds. In particular, on July 15, 1994, Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A." Such downgrading may impair issuers of California municipal obligations from paying interest on or repaying the principal of such California municipal obligations. Although further downgrading and other factors may impact the availability of securities that meet a Fund's investment policies and restrictions, California has had operating surpluses for its past four fiscal years ended June 30, 1996 and has forecast a balanced 1996-1997 fiscal year budget. On July 30, 1996, Standard & Poor's upgraded its rating of California municipal obligations back to "A+," reflecting California's economic improvement. However, the rating agencies continue to monitor events in the state and the state and local governments' responses to budget shortfalls. The Funds' investment adviser continues to monitor and evaluate a Fund's investments in light of the events in California and the Fund's investment objective and investment policies. See "Special Considerations Affecting California Municipal Obligations" in the SAI.


  A more detailed description of special factors affecting investment in Arizona Obligations, California Obligations or Oregon Obligations is set forth in "Special Considerations Affecting Arizona Municipal Securities," "Special Considerations Affecting California Municipal Securities" and "Special Considerations Affecting Oregon Municipal Securities" in the SAI.

  Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

  There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. See "Prospectus Appendix -- Additional

                                       23                             PROSPECTUS

Investment Policies" and the SAI for further information about investment policies and risks.

PERFORMANCE


  The performance of each class of shares of the Funds may be advertised from time to time in terms of yield, tax-equivalent yield and average annual total return. These performance figures, are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of a Fund.


  The yield of a class of shares is calculated by dividing the net investment income per share earned during a specified period (usually 30 days or one month) for Class A shares by its public offering price per share (which includes the maximum sales charge), or for Class B shares by its net asset value (which does not include the maximum contingent-deferred sales charge), on the last day of such period and annualizing the result. That is, the amount of income generated by an investment during the month is assumed to be generated each month during the year and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield of a class of shares is similarly calculated but assumes that a stated federal and/or state income tax rate has been applied to determine the tax-equivalent figure.

  In addition to presenting a standardized total return, from time to time, the Funds also may present nonstandardized cumulative or other total returns, yields, and distribution rates for purposes of advertising and/or sales literature. For example, the performance figure of the shares of a class may be calculated on the basis of an investment at the net asset value per share or at the net asset value per share plus a reduced sales charge (see "Investing in the Funds -- How To Buy Shares"), rather than the public offering price per share. In this case, the figures might not reflect the effect of the sales charge that you may have paid.


  Standardized and nonstandardized total return figures for the Funds also may be presented. Average annual total return of a class of shares is based on the overall dollar or percentage change in value of a hypothetical investment in such shares and assumes that all Fund dividends and capital gain distributions are reinvested in the shares of that class. The standardized average annual total return for Class A shares is calculated assuming you have paid the maximum sales charge, and for Class B shares assuming on a one-year investment, you have paid the maximum contingent-deferred sales charge, on your hypothetical investment.


PROSPECTUS                             24

  Because of differences in the fees and/or expenses borne by shares of each class of a Fund, the net performance figures on such shares can be expected, at any given time, to vary from the net performance figures for other classes of a Fund. Performance figures are computed separately for each class of shares. The Funds' performance calculations may reflect waivers and/or reimbursements that, if effective, increase the yields and returns payable to shareholders. Any fees that may be imposed by a shareholder servicing agent directly on its customer accounts are not reflected in the performance calculations. Any such fees, if charged, will reduce the actual return received by customers on their investments.



  Additional information about the performance of each Fund is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request free of charge by calling the Company at 1-800-222-8222 or by writing the Company at the address shown on the front cover of the Prospectus.


                            THE FUNDS AND MANAGEMENT

THE FUNDS


  The Funds are five funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of 20 other funds. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors at NAV. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.



  The Company's Board of Directors supervises the Funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). As a Fund shareholder, you are entitled to one vote for each share owned and fractional votes for fractional shares


                                       25                             PROSPECTUS
owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of each Fund's SAI.

MANAGEMENT


  Wells Fargo Bank is the Funds' investment adviser, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank serves as a shareholder servicing agent and as a selling agent of the Funds. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to the other separately managed funds of the Company, and as investment adviser or sub-adviser to separately managed funds of five other registered, open-end, management investment companies. Wells Fargo Bank, a wholly-owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.



  Subsequent to its acquisition by Wells Fargo & Company on April 1, 1996, Wells Fargo Investment Management, Inc. ("WFIM") (formerly, First Interstate Capital Management, Inc.) served as investment adviser to the predecessor portfolios of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. WFIM, a wholly-owned subsidiary of Wells Fargo Bank, has changed its name to Wells Capital Management Incorporated and is located at 444 Market Street, San Francisco, California 94105. Prior to October 1, 1995, affiliates of First Interstate Capital Management, Inc. served as investment advisers to the predecessor portfolios as follows: First Interstate Bank of Oregon, N.A, served as investment adviser to the Oregon Tax-Exempt Fund; First Interstate Bank of Arizona, N.A. served as investment adviser to the Arizona Tax-Exempt Fund; and First Interstate Bank of Washington, N.A. served as co-investment advisers to the National Tax-Exempt Fund.



PORTFOLIO MANAGERS



  Ms. Laura Milner assumed responsibility for the day-to-day management of the portfolios of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds as of September 1996 and assumed sole responsibility for the day-to-day management of the California Tax-Free Income Fund on June 1, 1995. Ms. Milner had been a co-manager of the California Tax-Free Income Fund since November 1992. Ms. Milner is also co-manager of the California Tax-Free Bond Fund. Ms. Milner's current position with Wells Fargo Bank is Senior Tax-Exempt Specialist/Portfolio Manager. Her background includes over seven years experience specializing in short- and long-term municipal securities with Salomon Brothers. She is a member of the National Federation of Municipal Analysts and its California chapter.


PROSPECTUS                             26

  Mr. David Klug assumed sole responsibility for the day-to-day management of the California Tax-Free Bond Fund on June 1, 1995. Mr. Klug had been a co-manager of the California Tax-Free Bond Fund since January 1992. Mr. Klug's current position with Wells Fargo Bank is Senior Tax-Exempt Specialist/Portfolio Manager. He has managed municipal bond portfolios for Wells Fargo Bank for over nine years. Prior to joining Wells Fargo Bank, he managed the municipal bond portfolio for a major property and casualty insurance company. Mr. Klug holds an M.B.A. from the University of Chicago, and is a member of the National Federation of Municipal Analysts and its California chapter.



  Mary Gail Walton is also responsible for the day-to-day portfolio management of the Arizona Tax-Free, California Tax-Free Income, National Tax-Free and Oregon Tax-Free Funds. Ms. Walton joined Wells Fargo Bank in 1996 from First Interstate Capital Management and has been co-portfolio manager of the Funds since February 1, 1997. She had worked at First Interstate Bank since 1991 specializing in tax exempt portfolio management. She holds a B.A. from the University of Washington and is a chartered financial analyst candidate.


  Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


                             INVESTING IN THE FUNDS


OPENING AN ACCOUNT

  You can buy Fund shares in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, please call 1-800-222-8222.

                                       27                             PROSPECTUS

  After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same). Call the number on your confirmation statement to obtain information about what is required to change registration.

  The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE


  The value of a Fund share is its "net asset value" or NAV. Wells Fargo Bank calculates the NAV of the Funds each day the Funds are open as of the close of regular trading on the New York Stock Exchange ("NYSE") (referred to hereafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time). The Funds are open for business each day the NYSE is open for trading (a "Business Day"). The NAV per share for each class of shares is computed by dividing the value of a Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses are accrued daily and taken into account for the purpose of computing the NAV, which is expected to fluctuate daily. Shares of a Fund may be purchased on any day the Funds are open for business.


  Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the Funds' other assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Company's Board of Directors. Prices used for such valuations may be provided by independent pricing services.

HOW TO BUY SHARES


  Class A and Class B shares of the Funds are offered continuously at the applicable offering price (NAV plus any applicable sales charge) next determined after a purchase order is received in the form specified for the purchase method being used, as described in the following sections. Payment for shares purchased through a selling agent is not due from the selling agent until the settlement date, normally three Business Days after the order is placed. The selling agent is responsible for forwarding payment for shares being purchased to the Funds promptly. Payment must accompany orders placed directly through the transfer agent.



  Payments for shares of each class of a Fund are invested in full and fractional shares at the applicable offering price. If shares are purchased by a check that does not clear, the


PROSPECTUS                             28

Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Company may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 10 days).


  The minimum initial investment is $100 through the AutoSaver Plan (described below) and otherwise $1,000. Generally, all subsequent investments must be at least $100 or more. Where Fund shares are acquired in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged generally carries over. However, if the value of your investment in the shares you are exchanging has been reduced below the minimum initial investment amount by changes in market conditions or sales charges (and not by redemptions), you may carry over the lesser amount into one of the Funds. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. If you have questions regarding purchases of shares, please call the Company at 1-800-222-8222, or contact a shareholder servicing agent or selling agent.


  Shares of the Funds may not be suitable investments for tax-exempt institutions or tax-sheltered retirement plans, since such investors would not benefit from the exempt status of the Funds' dividends. See "Federal Income Taxes -- Special Tax Considerations" in the Funds' SAI.

                                       29                             PROSPECTUS

SALES CHARGES


  Set forth below are Front-end Sales Charge Schedules listing the front-end sales charges applicable to purchases of the Funds' Class A shares. As shown below, reductions in the rate of front-end sales charges ("Volume Discounts") are available as you purchase additional Class A shares (contingent-deferred sales charges applicable to Class B shares are described below). You should consider the front-end sales charge information set forth below and the other information contained in this Prospectus when making your investment decisions.



                  ARIZONA TAX-FREE, CALIFORNIA TAX-FREE BOND,


                  NATIONAL TAX-FREE AND OREGON TAX-FREE FUNDS

                       FRONT-END SALES CHARGE SCHEDULE --
                                 CLASS A SHARES


                                FRONT-END        FRONT-END         DEALER
                               SALES CHARGE    SALES CHARGE      ALLOWANCE
                                 AS%  OF        AS%  OF NET       AS%  OF
     AMOUNT OF PURCHASE       OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
----------------------------- --------------  ---------------  --------------
Less than $50,000............      4.50%            4.71%          4.00%
$50,000 up to $100,000.......      4.00             4.17            3.55
$100,000 up to $249,999......      3.50             3.63            3.125
$250,000 up to $499,999......      2.50             2.56            2.00
$500,000 up to $999,999......      2.00             2.04            1.75
$1,000,000 and over..........      0.00(1)          0.00            1.00


---------------


(1) Class A shares that are redeemed within one year from the receipt of a purchase order for such shares are subject to a contingent-deferred sales charge of 1.00% of the dollar amount equal to the lesser of the NAV at the time of purchase or the NAV of such shares at the time of redemption.



                        CALIFORNIA TAX-FREE INCOME FUND


                       FRONT-END SALES CHARGE SCHEDULE --


                                 CLASS A SHARES



                                FRONT-END        FRONT-END         DEALER
                               SALES CHARGE    SALES CHARGE      ALLOWANCE
                                 AS%  OF        AS%  OF NET       AS%  OF
     AMOUNT OF PURCHASE       OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
----------------------------- --------------  ---------------  --------------
Less than $100,000...........      3.00%            3.09%           2.65%
$100,000 up to $249,999......      2.25             2.30            2.00
$250,000 up to $499,999......      1.50             1.52            1.30
$500,000 up to $999,999......      0.60             0.60            0.50
$1,000,000 and over..........      0.00(1)          0.00            0.25


---------------


(1) Class A shares that are redeemed within one year from the receipt of a purchase order for such shares are subject to a contingent-deferred sales charge of 1.00% of the dollar amount equal to the lesser of the NAV at the time of purchase or the NAV of such shares at the time of redemption.


PROSPECTUS                             30

  If Class A shares are purchased through a selling agent, Stephens reallows the portion of the front-end sales charge shown above as the Dealer Allowance. Stephens also compensates selling agents for sales of Class B shares and is then reimbursed out of Rule 12b-1 fees and contingent-deferred sales charges applicable to such shares. When shares are purchased directly through the transfer agent and no selling agent is involved with the purchase, the entire sales charge is paid to Stephens.


  A selling agent or shareholder servicing agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A shares as compared with Class B shares of the same fund.

REDUCED SALES CHARGES -- CLASS A SHARES


  Discounts described below pertaining to reduced sales charges for Class A shares are based on your holdings or purchases of shares on which you have paid or will pay a front-end sales charge. Because Class B shares are not subject to a front-end sales charge, the amount of Class B shares you hold is not considered in determining any reduced sales charges on Class A shares described below.


  Volume Discounts

  The Volume Discounts described in the Front-end Sales Charge Schedules are available to you based on the combined dollar amount you invest in Class A shares of one or more of the Company's funds that assess a front-end sales charge (the "Load Funds").

  Right of Accumulation

  The Right of Accumulation allows you to combine the amount you invest in a Fund's Class A shares with the total NAV of Class A shares in other Load Funds to determine reduced front-end sales charges in accordance with the above Front-end Sales Charge Schedule. In addition, you also may combine the total NAV of Class A shares that you currently have invested in any other mutual fund that assesses a front-end sales charge and is advised or sub-advised by Wells Fargo Bank and sponsored by Stephens. For example, if you own Class A shares of the Load Funds with an aggregate NAV of $90,000 and you invest an additional $20,000 in Class A shares of a Load Fund, the front-end sales charge on the additional $20,000 investment would be 3.50% of the offering price. To obtain such a discount, you must provide sufficient information at the time of your purchase to verify that your purchase qualifies for the reduced front-end sales charge. Confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time without prior notice on all subsequent shares purchased.

                                       31                             PROSPECTUS

  Letter of Intent

  A Letter of Intent allows you to purchase a Fund's Class A shares over a 13-month period at a reduced front-end sales charge based on the total amount of Class A shares you intend to purchase plus the total NAV of Class A shares in any of the Load Funds you already own. Each investment in Class A shares that you make during the period may be made at the reduced front-end sales charge that is applicable to the total amount you intend to invest. If you do not invest the total amount within the period, you must pay the difference between the higher front-end sales charge rate that would have been applicable to the purchases you made and the reduced front-end sales charge rate you have paid. The minimum initial investment for a Letter of Intent is 5% of the total amount you intend to purchase, as specified in the Letter. Class A shares of the Fund equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, a sufficient amount of escrowed shares will be redeemed for payment of the additional front-end sales charge. Dividends and capital gains paid on the Class A shares held in escrow will be reinvested in additional Class A shares of the Fund.

  Reinvestment

  You may reinvest proceeds from a redemption of a Fund's Class A shares in Class A shares of the Fund, or in shares of another of the Company's funds registered in your state of residence at NAV, without payment of a front-end sales charge, within 120 days after your redemption. However, if the other investment portfolio charges a front-end sales charge that is higher than the one you paid in connection with the shares you have redeemed, you must pay the difference between the dollar amount of the two front-end sales charges. You may reinvest at this NAV price up to the total amount of the redemption proceeds. A written purchase order for the shares must be delivered to the Company, a selling agent, a shareholder servicing agent, or the transfer agent at the time of reinvestment.


  Reductions for Families or Fiduciaries


  Reductions in front-end sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

  Waivers for Investments of Proceeds From Other Investments


  Purchases may be made at NAV, without payment of a front-end sales charge, to the extent that: (i) you are investing proceeds from a redemption of shares of another open-end investment company on which you paid a front-end sales charge, and (ii) such redemption occurred within thirty (30) days prior to the date of the purchase order. You


PROSPECTUS                             32
must notify the Fund and/or the transfer agent at the time you place such purchase order of your eligibility for the waiver of front-end sales charges and provide satisfactory evidence thereof (e.g., a confirmation of the redemption and the sales charges paid). Such purchases may not be made at net asset value to the extent the proceeds are from a redemption of shares of another open-end investment company that is affiliated with the Company on which you paid a contingent-deferred sales charge upon redemption.

  Reductions for Qualified Groups

  Reductions in front-end sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company", as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Fund shares at a reduced front-end sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote 5% or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.

  Waivers for Certain Parties

  The Funds' Class A shares may be purchased at NAV, without payment of a front-end sales charge, by directors, officers and employees (and their spouses, parents, children, and siblings) of the Company, Stephens, its affiliates and selling agents. The Funds' Class A shares also may be purchased at NAV, without payment of a front-end sales charge, by present and retired directors, officers and employees (and their spouses, parents, children, and siblings) of Wells Fargo Bank and its affiliates. The Funds' Class A shares also may be purchased at NAV, without payment of a front-end sales charge, by employee benefit and thrift plans for such persons and by any investment advisory, trust or other fiduciary account, including certain Plan Accounts, that are maintained, managed or advised by Wells Fargo Bank or its affiliates. In addition, you may purchase Class A shares at NAV, without payment of a sales charge, with proceeds from a required minimum distribution from any Individual Retirement Account ("IRA"), Simplified Employee Pension Plan or other self-directed retirement plan for which Wells Fargo Bank serves as trustee, provided that the proceeds are invested in the Funds within

                                       33                             PROSPECTUS

30 days of such distribution and such distribution is required as a result of reaching age 70 1/2.

CONTINGENT-DEFERRED SALES CHARGE -- CLASS B SHARES


  Class B shares may be subject to a contingent-deferred sales charge ("CDSC"). A CDSC is an amount you pay if you redeem your shares within a specific period. The CDSC will be equal to a percentage of the lesser of the NAV of your shares at the time of purchase or the NAV of your shares at redemption.



  Except as described below, if you purchase Class B shares and redeem such shares within six years of the date of purchase the Class B shares are subject to a CDSC as follows:



  Redemption Within:    1 Year   2 Years   3 Years   4 Years   5 Years   6 Years
----------------------  ------   -------   -------   -------   -------   -------
CDSC:.................    5%        4%        3%        3%        2%        1%



  Class B shares of a Fund purchased prior to March 3, 1997, are subject to a CDSC if redeemed within four years of purchase. For so long as you hold Class B shares of such Fund, any new Class B shares of the Fund that you acquire are subject to a CDSC if redeemed within four years. In addition, if you exchange Class B shares of the Fund for Class B shares of another fund, upon redemption the CDSC applicable to the original Class B shares of the Fund will apply. The CDSCs applicable to such shares are as follows:



         Redemption Within:           1 Year   2 Years   3 Years   4 Years
------------------------------------  ------   -------   -------   -------
CDSC:...............................    3%        2%        1%        1%



  Contingent-deferred sales charges are not imposed on amounts representing increases in NAV above the NAV at the time of purchase and are not assessed on Class B shares purchased through reinvestment of dividends or capital gain distributions. Class B shares automatically convert to Class A shares of the same Fund six years after the end of the month in which such Class B shares were acquired, and such conversions are ordinarily not taxable.



  The amount of any contingent-deferred sales charge, if any, paid upon redemption of Class B shares is determined in a manner designed to result in the lowest sales charge rate being assessed. When a redemption request is made, Class B shares acquired pursuant to the reinvestment of dividends and capital-gain distributions are considered to be redeemed first. After this, Class B shares are considered redeemed on a first-in, first-out basis so that Class B shares held for a longer period of time are considered redeemed prior to more recently acquired Class B shares. For a discussion of the interaction between the optional Exchange Privilege and contingent-deferred sales charges on Class B shares, see "Additional Shareholder Services -- Exchange Privilege."


PROSPECTUS                             34

  Contingent-deferred sales charges are waived on redemptions of Class B shares
(i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder, (ii) to the extent that the redemption represents a scheduled distribution from an IRA or other retirement plan to a shareholder who has reached age 59 1/2, (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate NAV of the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of the Company with any other registered investment company by a merger, acquisition of assets, or any other transaction.


  In deciding whether to purchase Class A or Class B shares, you should compare the fees assessed on Class A shares (including front-end sales charges) against those assessed on Class B shares (including potential contingent-deferred sales charges and higher Rule 12b-1 fees than Class A shares) in light of the amount to be invested and the anticipated time that the shares will be owned. If your purchase amount would qualify you for a reduced sales charge on Class A shares, you should consider carefully whether you would pay lower fees ultimately on Class A shares or on Class B shares. See "Investing In The Funds -- Sales Charges" for information on reduced sales charges for Class A shares.


  You may buy shares on any Business Day by any of the methods described below. The Company reserves the right to reject any purchase order or suspend sales at any time. Payment for orders that are not received is returned after prompt inquiry. The issuance of shares is recorded on the Company's books, and share certificates are not issued.

INITIAL PURCHASES BY WIRE

1.  Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

   Wells Fargo Bank, N.A.
   San Francisco, California
   Bank Routing Number: 121000248
   Wire Purchase Account Number: 4068-000587

   Attention: Stagecoach Funds (Name of Fund) (designate Class A or Class B)

   Account Name(s): Name(s) in which to be registered
   Account Number: (if investing into an existing account)

                                       35                             PROSPECTUS

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after funds are wired and must be received and accepted by the transfer agent before an account can be opened:

   Wells Fargo Bank, N.A.
   Stagecoach Shareholder Services
   P.O. Box 7066
   San Francisco, California 94120-7066
   Telefacsimile: 1-415-543-9538

4. Share purchases are effected at the public offering price or, in the case of Class B shares, at the NAV next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

1.  Complete an Account Application. Indicate the services to be used.


2. Mail the Account Application and a check for $1,000 or more, payable to "Stagecoach Funds (Name of Fund) (designate Class A or Class B)" to the address set forth in "Initial Purchases by Wire."


3. Share purchases are effected at the public offering price or, in the case of Class B shares, at the NAV next determined after the Account Application is received and accepted.

AUTOSAVER PLAN PURCHASES

  The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to your Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the transfer agent on a monthly basis from an account with a bank that is designated in your Account Application and is approved by the transfer agent ("Approved Bank Account"). You may open an Approved Bank Account with Wells Fargo Bank. The transfer agent draws and uses this amount to purchase specified shares of the designated Fund and class on your behalf each month on or about the day that you have selected, or, if you have not selected a day, on or about the 20th day of each month. If you hold shares through a brokerage account, the AutoSaver Plan will comply with the terms of your brokerage agreement. The transfer agent requires a minimum of ten (10) Business Days to implement your AutoSaver Plan purchases or to process your request to change the day on which the AutoSaver purchase is processed. There are no separate fees charged to you by the Company for participating in the AutoSaver Plan.

PROSPECTUS                             36

  You may change your investment amount, the date on which your AutoSaver purchase is effected, suspend purchases or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction.

ADDITIONAL PURCHASES


  You may make additional purchases of $100 or more by instructing a Fund's transfer agent to debit your Approved Bank Account, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Stagecoach Funds (Name of Fund) (designate Class A or Class B)" to the address set forth in "Initial Purchases by Wire." Write your Fund account number on the check and include the detachable stub from your Account Statement or a letter providing your Fund account number.


PURCHASES THROUGH SELLING AGENTS

  You may place a purchase order for Fund shares through a broker/dealer or financial institution that has entered into a selling agreement with Stephens, as the Funds' Distributor ("Selling Agent"). If your order for Fund shares is placed by the close of the NYSE, the purchase order is executed on the same day if the order is received by the transfer agent before the close of business. If your purchase order is received by a Selling Agent after the close of the NYSE or by the transfer agent after the close of business, then your purchase order is executed on the next Business Day after the day your order is placed. The Selling Agent is responsible for the prompt transmission of your purchase order to the Company. Because payment for shares of the Funds is not due until the settlement date, the Selling Agent might benefit from temporary use of your payment. A financial institution that acts as a Selling Agent, shareholder servicing agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

  Purchase orders for Fund shares may be transmitted to the transfer agent through any entity that has entered into a shareholder servicing agreement with the Company ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management, Distribution and Servicing Fees -- Shareholder Servicing Agent." A Shareholder Servicing Agent may transmit your purchase order to the transfer agent, including a purchase order for which payment is to be transferred from your Approved Bank Account or wired from a financial institution. If your order is transmitted by a Shareholder Servicing Agent on your behalf to the transfer agent before the close of the NYSE, the purchase order is executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the transfer agent after the close of the NYSE, then your

                                       37                             PROSPECTUS
order generally is executed on the next Business Day after the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the transfer agent.

STATEMENTS AND REPORTS


  The Company, or a Shareholder Servicing Agent on their behalf, typically sends you a confirmation or statement of your account after every transaction that affects your share balance or your Fund account registration. Every January you will be provided a statement, which is also filed with the IRS, with tax information for the previous year to assist you in tax return preparation. At least twice a year, you will receive financial statements.



                    DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS



  Dividends from net investment income of the Funds are declared daily payable to shareholders of record as of the close of regular trading of the NYSE (currently 1:00 p.m., Pacific time). Dividends declared in a month generally are distributed on the last Business Day of each month. You begin earning dividends on the Business Day after the date your purchase order is effective and continue to earn dividends through the day you redeem your shares.



  Dividend and capital gain distributions have the effect of reducing the NAV per share by the amount distributed. Although dividends and distributions paid to you on newly issued shares shortly after your purchase would represent, in substance, a return of your capital, the dividends and distributions would ordinarily be taxable to you. All expenses, that are attributable to a particular class may affect the relative dividend and/or capital gain distributions of Class A shares and Class B shares.



  If you redeem shares before the dividend payment date, any dividends credited to you are distributed on the following dividend payment date unless you have redeemed all of the shares in your account, in which case you receive your accrued dividends together with your redemption proceeds. The Funds distribute any capital gains at least annually.



  Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. You have several options for receiving dividends and any capital-gain distributions. They are discussed under "Additional Shareholder Services -- Dividend and Capital Gain Distribution Options."


PROSPECTUS                             38

                              HOW TO REDEEM SHARES



  You may redeem Fund shares on any Business Day. Your shares are redeemed at the NAV per share next calculated after the Company has received your redemption request in proper form. The Company ordinarily remits your redemption proceeds, net of any contingent-deferred sales charge applicable to Class B shares (the "net redemption proceeds"), within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of a Fund. In addition, a Fund may hold payment on your redemptions until reasonably satisfied that your investments made by check have been collected (which can take up to 10 days from the purchase date). To ensure acceptance of your redemption request, please follow the procedures described below. Although it is not the Funds' current intention, the Funds may make payment of redemption proceeds in securities if conditions warrant, subject to regulation by some state securities commissions. In addition, the Company reserves the right to impose charges for wiring redemption proceeds.


  Due to the high cost of maintaining Fund accounts with small balances, the Company reserves the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of shares of a Fund after you have made only the applicable minimum initial investment). You will be given 30 days' notice to make an additional investment to increase your account balance to the minimum balance. For a discussion of applicable minimum balance requirements, see "Investing in the Funds -- How to Buy Shares."


  All redemptions generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage costs in converting such securities to cash.


                                       39                             PROSPECTUS

REDEMPTIONS BY TELEPHONE

  Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the transfer agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the transfer agent to be genuine. The Company requires the transfer agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the transfer agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY MAIL

1. Write a letter of instruction. Indicate the class and the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your taxpayer identification number ("TIN"), which is generally your social security or employer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.


3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address of record or your Approved Bank Account, or other unusual circumstances exist that cause the transfer agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.


4. Mail your letter to the transfer agent at the mailing address set forth under "Investing in the Funds -- Initial Purchases by Wire."

  Unless other instructions are given in proper form, a check for your net redemption proceeds is sent to your address of record.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

  You may request an expedited redemption of Fund shares by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request,

PROSPECTUS                             40
would be expedited. In addition, you also may request an expedited redemption of shares of a Fund by telephone on any Business Day, in which case both your receipt of redemption proceeds and a Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

  You may request expedited redemption by telephone by calling the transfer agent at the telephone number listed on your transaction confirmation or by calling 1-800-222-8222.

  You may request expedited redemption by mail by mailing your expedited redemption request to the transfer agent at the mailing address set forth under "Investing in the Funds -- Initial Purchases by Wire."

  Upon request, net redemption proceeds of expedited redemptions of $5,000 or more are wired or credited to your Approved Bank Account or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an Approved Bank Account or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption.

  If your expedited redemption request for shares is received by the transfer agent by the close of the NYSE on a Business Day, your redemption proceeds are transmitted to your Approved Bank Account or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Extraordinary circumstances could include those described above as potentially delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for net redemption proceeds of less than $5,000 is mailed to your address of record or, at your election, credited to your Approved Bank Account.

  During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the transfer agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Company reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

  The Company's Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the net redemption proceeds

                                       41                             PROSPECTUS
distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital gain distributions are being reinvested automatically, and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank Account. The transfer agent redeems sufficient shares and mails or deposits your net redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Company for participating in the Systematic Withdrawal Plan. However, you should not participate in the Systematic Withdrawal Plan if you also are purchasing shares of a Fund that is subject to a front-end sales charge.

  It may take up to ten (10) days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change your withdrawal amount, suspend withdrawals or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan is terminated automatically if your Fund account is closed, or, in some cases, if your Approved Bank Account is closed.

REDEMPTIONS THROUGH SELLING AGENTS


  If your redemption order is received by a Selling Agent before the close of the NYSE and received by the transfer agent before the close of business on the same day, the order is executed at the NAV determined as of the close of the NYSE on that day. If your redemption order is received by a Selling Agent after the close of the NYSE, or is not received by the transfer agent prior to the close of business, your order is executed at the NAV determined as of the close of the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Company.


  Unless you have made other arrangements with a Selling Agent and the transfer agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through a Selling Agent are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net redemption proceeds are credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the net redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

PROSPECTUS                             42

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

  You may request a redemption of Fund shares through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. If your redemption order is transmitted by the Shareholder Servicing Agent on your behalf to the transfer agent before the close of the NYSE, the redemption order is executed at the NAV determined as of the close of the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the transfer agent after the close of the NYSE, then your order is executed on the next Business Day after the date your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Company.

  Unless you have made other arrangements with your Shareholder Servicing Agent, and the transfer agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through your Shareholder Servicing Agent are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net redemption proceeds are credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent. The Shareholder Servicing Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until any check it issues for you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

                        ADDITIONAL SHAREHOLDER SERVICES


  The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, the Systematic Withdrawal Plan, and Expedited Redemptions by Letter and Telephone. In addition, you have several distribution payment options and an exchange privilege, which are described below. If you have questions about the distribution options available to you, please call 1-800-222-8222.


DIVIDEND AND DISTRIBUTION OPTIONS

  When you fill out your Account Application, you can choose from the following dividend and distribution options listed below.


  A. The AUTOMATIC REINVESTMENT OPTION provides for the reinvestment of your dividend and capital gain distributions in additional shares of the same class of the Fund that paid such dividend or capital gain distributions. Distributions declared in a month generally are reinvested in additional shares at NAV on the last


                                       43                             PROSPECTUS

     Business Day of such month. You are assigned this option automatically if you make no choice on your Account Application.


  B. The FUND PURCHASE OPTION lets you use your dividend and/or capital gain distributions from the Funds to purchase, at NAV, shares of another fund in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Distributions paid on Class A or Class B shares may be invested in Class A or Class B shares, respectively, of another fund, in Retail shares of a fund offered by another investment company in the Stagecoach Family of Funds, in Class A shares of the Government Money Market Mutual, Money Market Mutual, Prime Money Market Mutual or Treasury Money Market Mutual Funds or in shares of the California Tax-Free Money Market Mutual or National Tax-Free Money Market Mutual Funds (collectively, the "Money Market Mutual Funds"). Distributions paid on Class A shares may also be invested in shares of a non-money market fund with a single class of shares (a "single class fund"). Distributions paid on Class B shares may not be invested in shares of a single class fund.



  C. The AUTOMATIC CLEARING HOUSE OPTION permits you to have dividend and capital gain distributions deposited in your Approved Bank Account. In the event your Approved Bank Account is closed, and such distribution is returned to the Funds' dividend disbursing agent, the distribution is reinvested in your Fund account at the NAV next determined after the distribution has been returned. In addition, your Automatic Clearing House Option is then converted to the Automatic Reinvestment Option.



  D. The CHECK PAYMENT OPTION lets you receive a check for all dividend and capital gain distributions, which generally is mailed either to your designated address or your designated Approved Bank Account shortly following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks are reinvested in your Fund account at the NAV next determined after the earlier of the date the checks have been returned to the dividend disbursing agent or the date six months after the payment of such distribution. In addition, your Check Payment Option is then converted to the Automatic Reinvestment Option.



  The Company forwards moneys to the dividend disbursing agent so that it may issue you distribution checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear. The Company takes reasonable efforts to locate investors whose checks are returned or uncashed after six months.


PROSPECTUS                             44

EXCHANGE PRIVILEGE


  The exchange privilege is a convenient way to buy shares in the Stagecoach Family of Funds to respond to changes in your investment needs. You can exchange between the various funds as follows:



                       EXCHANGES BETWEEN                      YES     NO
    --------------------------------------------------------  ---     ---
    Class A shares and a Money Market Mutual Fund...........   X
    Class A shares and Class A shares.......................   X
    Class B shares and a Money Market Mutual Fund...........   X
    Class B shares and Class B shares.......................   X
    Class A shares of a non-Money Market Mutual Fund and
      Class B shares........................................           X



  Important factors that you should consider:



  - You will need to read the prospectus of the fund into which you want to exchange.



  - Every exchange is a redemption of shares of one fund and a purchase of shares of another fund. The redemption may produce a gain or loss for federal income tax purposes.



  - You must exchange at least the minimum initial purchase amount of the fund you are redeeming, unless your balance has fallen below that amount due to market conditions or you have already met the minimum initial purchase amount of the fund you are purchasing.



  - If you exchange Class A shares, you will need to pay any difference between a load that you have already paid and the load that you are subject to in the new fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.50% schedule).



  - You will not pay a contingent deferred sales charge on any exchange from Class B shares into other Class B shares or a Money Market Mutual Fund. The new shares will continue to age while they are in the new fund and will be charged the contingent deferred sales charge applicable to the original shares upon redemption.



  - If you exchange Class A or Class B shares for shares of a Money Market Mutual Fund, you may not re-exchange shares of the Money Market Mutual Fund for shares other than the original exchanged class.



  - Stagecoach may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, Stagecoach will notify you 60 days before discontinuing or modifying the exchange privilege.


                                       45                             PROSPECTUS

  You may exchange shares by writing the Transfer Agent or, if you have telephone privileges, you may call the Transfer Agent. Exchanges are subject to the procedures and conditions applicable to purchasing and redeeming shares.


CONVERSION


  Class B shares that have been outstanding for six years after the end of the month in which the shares were initially purchased automatically convert to Class A shares of the same Fund and, consequently, will no longer be subject to the higher Rule 12b-1 fees applicable to Class B shares of such Fund. Such conversion is effected on the basis of the relative NAV of the two classes, without the imposition of any sales charge or other charge except that the lower Rule 12b-1 fees applicable to Class A shares shall thereafter be applied to such converted shares. Because the NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same. A conversion should not result in a gain or loss for federal income tax purposes. Reinvestments of dividends and distributions in Class B shares are considered new purchases for purposes of the conversion feature. A conversion should not produce a gain or loss for federal income tax purposes.



  If a shareholder effects one or more exchanges among Class B shares of any fund or shares of a Money Market Mutual Fund during the six-year period and exchanges back into Class B shares, the holding period for the shares so exchanged is counted toward the six-year period, and any Class B shares held at the end of six years are converted into Class A shares.


                          MANAGEMENT, DISTRIBUTION AND
                                 SERVICING FEES

INVESTMENT ADVISER

  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Funds' investment adviser, provides investment guidance and policy direction in connection with the management of the Funds' assets. The adviser also furnishes the Board of Directors with periodic reports on the Funds' investment strategy and performance. For these services, the adviser is entitled to a monthly investment advisory fee at the annual rate of 0.50% of the average daily net assets of each Fund. From time to time, each Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

PROSPECTUS                             46

  Advisory Fees Paid



  For the nine-month period ended September 30, 1996, the California Tax-Free Bond and California Tax-Free Income Funds paid advisory fees to Wells Fargo Bank at the annual rates of 0.50% and 0.47%, respectively, of their average daily net assets. For the year ended September 30, 1996, the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds paid advisory fees at annual rates equal to 0.09%, 0.08% and 0.49%, respectively, of their average daily net assets. For the period prior to September 6, 1996, this includes amounts paid to Wells Fargo Investment Management, Inc. by the predecessor portfolios.



  For the year ended December 31, 1995, the California Tax-Free Bond and California Tax-Free Income Funds paid advisory fees to Wells Fargo Bank at annual rates equal to 0.50% and 0.43%, respectively, of their average daily net assets.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank serves as the Funds' custodian and transfer and dividend disbursing agent. Under the Custody Agreement, a Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENT


  The Funds have entered into shareholder servicing agreements with Wells Fargo Bank, on behalf of each class of Fund shares, and may enter into similar agreements with other entities ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agent for their customers, to provide shareholder administrative and liaison services, with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive fees, at the annual rate of up to 0.30% of the average daily net assets attributable to Class A or Class B shares of the California Funds, as the case may be, for which payment is being made, owned during the period by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules"). A Shareholder Servicing Agent is entitled to receive fees from the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds at annual rate of up to 0.25% of the average daily net assets attributable to Class A or Class B shares of the Funds or an


                                       47                             PROSPECTUS
amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the NASD Rules.

  In no event will the shareholder servicing fees for the California Tax-Free Income Fund, as calculated on an annualized basis for the Fund's then current fiscal year, exceed the lesser of (1) 0.30% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the NASD Rules. In no event will the portion of such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of each such Fund's average NAV.


  A Shareholder Servicing Agent also may impose certain conditions and/or fees on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by a Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.



ADMINISTRATOR AND CO-ADMINISTRATOR



  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator provide the Funds with administrative services, including general supervision of each Fund's operation, coordination of other services to the Funds, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct each Fund's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to monthly fees at the annual rates of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. Wells Fargo Bank and Stephens may delegate certain of their administrative duties to sub-administrators.



  Stephens previously provided substantially the same services as sole administrator to the Funds. For the nine-month period ended September 30, 1996, the California Tax-Free Bond and California Tax-Free Income Funds paid administrative fees to Stephens at the annual rates of 0.03% and 0.03%, respectively, of each Fund's average daily net assets. For the year ended September 30, 1996, the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds paid administrative fees at the annual rates of 0.10%, 0.10% and 0.11%, respectively, of each Fund's average daily net assets. For the period prior to


PROSPECTUS                             48

September 6, 1996, this includes amounts paid to Furman Selz LLC by the predecessor portfolios to the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.



SPONSOR AND DISTRIBUTOR



  Stephens is the Funds' sponsor and co-administrator and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.


  Stephens, as the Funds' principal underwriter within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing Fund shares. The Company also has adopted a Distribution Plan on behalf of each Fund's Class A and B shares under the SEC's Rule 12b-1 ("Plans"). Under the Class A Plan, a Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders and may pay compensation to the Distributor and Selling Agents for sales support service. The Class A Plan provides for payments at an annual rate of up to 0.05% of the average daily net assets attributable to the Class A shares. The Class B Plan is similar but provides for payment, at an annual rate of up to 0.70% of the average daily net assets attributable to the Class B shares of the California Tax-Free Bond Fund and 0.75% of the average daily net assets attributable to the Class B shares of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. Other distribution-related services may include, among other services, costs and expenses for advertisements, sales literature, direct mail or any other form of advertising; expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; payments to brokers/dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker/dealer or other institution receiving such fees; and other similar services as the Directors determine to be reasonably calculated to result in the sale of a Fund's shares.

  Under the Distribution Agreement, Stephens may enter into selling agreements with Selling Agents that wish to make available Fund shares to their respective customers. Each Fund may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of a Fund may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities are

                                       49                             PROSPECTUS
allocated among each Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

  In addition, the Plans contemplate that, to the extent any fees payable pursuant to a shareholder servicing agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans, subject to any limits under applicable law, regulations or rules, including the NASD Rules. Financial institutions acting as Selling Agents, Shareholder Servicing Agents, or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws that may differ from federal law and any interpretations expressed herein.

  Stephens has established a cash and non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise, or the cash value of a non-cash compensation item.

FUND EXPENSES


  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each Fund of the Company bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors and legal counsel, compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees, and any extraordinary expenses. Expenses attributable to each Fund or class, are charged against the assets of the Fund or class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                                     TAXES


  Dividends distributed from a Fund's net interest income from tax-exempt securities will not be subject to federal income taxes. Dividends distributed from a Fund's interest income attributable to taxable securities and net short-term capital gains, if any, and capital gain distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, such


PROSPECTUS                             50
distributions declared in October, November and December and distributed in the following January will be taxable as if they were paid by December 31.



  Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes -- Disposition of Fund Shares" in the SAIs.



  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.


STATE TAXES

ARIZONA STATE INCOME TAXES

  Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Free Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Free Fund that are attributable to interest payments on direct obligations of the U.S. government will not be subject to Arizona income tax to the extent the Arizona Tax-Free Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Free Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

  There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Free Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Free Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Free Fund.

CALIFORNIA STATE INCOME TAXES


  Individuals, trusts and estates resident in California will not be subject to California personal income tax on dividends from the California Tax-Free Bond and California Tax-Free Income Funds that represent tax-exempt interest paid on municipal obligations of the State of California, its political subdivisions, direct obligations of the U.S. government and certain other issuers, including Puerto Rico, Guam, and the U.S. Virgin Islands. Such individuals, trusts and estates will be subject to California personal income tax on other distributions received from the California Tax-Free Bond and California Tax-Free Income Funds, including distributions of interest on municipal obligations issued by other issuers and all capital gains.


                                       51                             PROSPECTUS

  Except as noted above with respect to California personal income taxation of individuals, trusts and estates resident in California, dividends and distributions from the California Tax-Free Bond and California Tax-Free Income Funds may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.



  Shareholders of the California Tax-Free Bond and California Tax-Free Income Funds, including part-year residents of California, should consult their tax advisors about other state and local tax consequences of their investments in the California Tax-Free Bond and California Tax-Free Income Funds, which may have different consequences from those under federal income tax law. The Company makes no representations as to California state and local taxes that may be imposed on a corporate investor in the California Tax-Free Bond Fund, California Tax-Free Income, or other Funds, and such investors should consult with their own tax advisors.


OREGON STATE INCOME TAXES


  So long as the Oregon Tax-Free Fund qualifies to be taxed as a separate "regulated investment company" under the Code, individuals, trusts and estates will not be subject to Oregon personal income tax on distributions from the Oregon Tax-Free Fund that represent "exempt-interest dividends" of a regulated investment company under the Code paid on municipal obligations of the State of Oregon and its political subdivisions, the U.S. Virgin Islands, Puerto Rico and Guam. Individuals, trusts and estates will be subject to Oregon personal income tax on other types of distributions received from the Oregon Tax-Free Fund, including distributions of interest on obligations issued by other issuers and all long-term and short-term capital gains.



  Corporations subject to the Oregon corporation excise tax will generally be subject to tax on all distributions from the Oregon Tax-Free Fund, including distributions of income that is exempt for U.S. federal income tax purposes. Oregon imposes a corporation income tax on corporations not subject to the Oregon corporation excise tax. Corporations subject to the Oregon corporation income tax should consult their tax advisors regarding distributions from the Oregon Tax-Free Fund. Shares of the Oregon Tax-Free Fund will not be subject to the Oregon property tax.



  Shareholders of the Oregon Tax-Free Fund should consult their tax advisors about other state and local tax consequences of their investments in the Oregon Tax-Free Fund, which may differ from the consequences under U.S. federal income tax law.


PROSPECTUS                             52

NATIONAL TAX-EXEMPT FUND -- STATE AND LOCAL TAXES

  Investors are advised to consult their tax advisors concerning the application of state and local taxes, which may have different consequences from those under federal income tax law.


  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal and state tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Additional tax considerations, including the federal alternative minimum tax, are discussed in the SAIs for the Funds.


                                       53                             PROSPECTUS

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

  Municipal Securities

  The Funds may invest in municipal bonds rated at the date of purchase "Baa" or better by Moody's or "BBB" or better by S&P, or unrated bonds that are considered by the investment adviser to be of comparable quality. Bonds rated "Baa" and "BBB" have speculative characteristics and are more likely than higher-rated bonds to have a weakened capacity to pay principal and interest in times of adverse economic conditions; all are considered investment grade. Municipal bonds generally have a maturity at the time of issuance of up to 40 years.

  The Funds may invest in municipal notes rated at the date of purchase "MIG 2" (or "VMIG 2" in the case of an issue having a variable rate with a demand feature) or better by Moody's or "SP-2" or better by S&P, or unrated notes that are considered by the investment adviser to be of comparable quality. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be.

  The Funds may invest in municipal commercial paper rated at the date of purchase "Prime-1" or "Prime-2" by Moody's or "A-1+," "A-1" or "A-2" by S&P, or unrated commercial paper that is considered by the investment adviser to be of comparable quality. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.


  In the event a security purchased by a California Fund is downgraded below investment grade, the Fund may retain such security, although the Fund may not have more than 5% of its assets invested in securities rated below investment grade at any time. A description of the ratings is contained in the Appendix to the Funds' SAI.


  Municipal obligations also may include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                                      A- 1                            PROSPECTUS

  Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

  The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. Lease obligations also may be abated if the leased property is damaged or becomes unsuitable for the lessee's purpose. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market.

  The Funds' investment adviser, under the supervision of the Board of Directors, makes determinations concerning the liquidity of a municipal lease obligation based on all relevant factors. The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds also may purchase unrated municipal lease obligations. The Funds' investment adviser, under the supervision of the Board of Directors, determines the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the underlying lease will not be canceled.

  Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax (and to the exemption of interest from state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds, the Funds' investment adviser nor their counsel will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

PROSPECTUS                            A- 2

  For a further discussion of factors affecting purchases of municipal obligations by the State Tax-Free Funds, see "Special Considerations Affecting Arizona Municipal Securities," "Special Considerations Affecting California Municipal Securities" and "Special Considerations Affecting Oregon Municipal Securities" in the SAI.

  Taxable Investments

  Pending the investment of proceeds from the sale of shares of the Funds or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, each Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves, in instruments that pay interest which is exempt from federal income taxes, but not, for the State Tax-Free Funds, from a respective state's personal income tax, or the following taxable high-quality money market instruments: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptance and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

  U.S. Government Obligations


  The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States ( as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


                                      A- 3                            PROSPECTUS

  Forward Commitments, When-Issued Purchases, Stand-by Commitments and Delayed-Delivery Transactions

  The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward-commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward-commitment basis before settlement when deemed appropriate by the adviser. When issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

  The Arizona Tax-Free, Oregon Tax-Free and National Tax-Free Funds also may acquire "stand-by commitments" with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified municipal obligations at a price equal to their amortized cost value plus accrued interest. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their respective rights thereunder for trading purposes.

  Each Fund establishes a segregated account in which it maintains cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to its respective commitments to engage in when-issued purchases and delayed delivery transactions. If the value of these assets declines, the Fund places additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.


  Other Investment Companies


  Subject to the limitations of the 1940 Act, the Funds may invest in shares of other unaffiliated open-end investment companies that have a fundamental policy of investing, under normal circumstances, at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax. Such investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to the Funds. However, the Funds' investment adviser has undertaken to waive its advisory fees with respect to assets so invested.

PROSPECTUS                            A- 4

  In no event may any Fund, together with any company or companies controlled by it, own more than 3% of the total outstanding voting stock of any such company, nor may any Fund, together with any such company or companies, invest more than 5% of its assets in any one such company or invest more than 10% of its assets in securities of all such companies combined. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, each Fund (except the California Tax-Free Bond Fund) may invest all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

  Floating- and Variable-Rate Instruments


  The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.



  Wells Fargo Bank, as investment adviser to the Funds, will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events affecting the ability of the issuer of a demand instrument to make payment when due may occur between the time a Fund elects to demand payment and the time payment is due, thereby affecting such Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days, may be treated as liquid provided that an active secondary market exists. See "Additional Permitted Investment Activities" in the SAI for additional information.


  Illiquid Securities


  The Arizona Tax-Free, California Tax-Free Income Fund, National Tax-Free and Oregon Tax-Free Funds will not knowingly invest more than 15% (10% for the California Tax-Free Bond Fund) of the value of its net assets is securities that are illiquid because of restrictions on transferability or other reasons. Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under
Section 4(2) of the 1933 Act (I) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating organization and the adviser, pursuant to


                                      A- 5                            PROSPECTUS
guidelines established by the Company's Board of Directors, has determined that the commercial paper is of equivalent quality and is liquid), if by any reason thereof the value of its aggregate investment in such classes of securities will exceed the applicable limitation described above with respect to its total assets.

  Repurchase Agreements


  The California Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund at mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A California Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The California Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.



  Derivative Securities



  The Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. The Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuers to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The imbedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.


PROSPECTUS                            A- 6

INVESTMENT POLICIES AND RESTRICTIONS

  Any fundamental investment policy may not be changed without approval by the vote of the holders of a majority of such Fund's outstanding voting securities, as described under "Capital Stock" in the Funds' SAI. If the Company's Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus. The following description summarizes several of the Funds fundamental restrictions, which are set forth in full in the SAI.

  As matters of fundamental policy:

  1. The Arizona Tax-Free, National Tax-Free or Oregon Tax-Free Funds may not purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 50% of a Fund's total assets may be invested without regard to this 5% limitation.

  2. The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds may not invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry and the California Funds may not purchase the securities of issuers conducting their principal business activity in the same industry, if immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (a) municipal securities (for the purpose of this restriction, private activity bonds shall not be deemed municipal securities if the payment of principal and interest on such bonds is the ultimate responsibility of nongovernmental users) and (b) U.S. Government obligations.

  3. No Fund may borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing (for the California Funds, only from banks for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of each of their net assets (but investments may not be purchased by a Fund while any such outstanding borrowings exceed 5% of its net assets)).

  4. The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds will not at any time knowingly have more than 15% of their respective net assets in illiquid securities. However, if a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

                                      A- 7                            PROSPECTUS

  5. The California Tax-Free Bond Fund may make loans of portfolio securities in accordance with its investment policies.

  As matters of nonfundamental policy:

  1. Neither the California Tax-Free Bond Fund nor the California Tax-Free Income Fund may invest more than 10% or 15%, respectively, of the current value of the Fund's net assets in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale or maturities of more than seven days, unless the Board or investment adviser, pursuant to guidelines adopted by the Board, determines that a liquid trading market exists. For a discussion of whether a certain security is excluded from a Fund's limitation see "Illiquid Securities" in this Appendix.

  2. The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds may invest up to 15% of the current value of each Fund's net assets in illiquid securities.

  For purposes of complying with the Code, each California Fund will diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the market value of each Fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. With respect to paragraph (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer.

PROSPECTUS                            A- 8

Advised by WELLS FARGO BANK, N.A.

Sponsored/Distributed by
Stephens Inc., Member NYSE/SIPC
                                                                            LOGO
NOT FDIC INSURED

 STAGECOACH FUNDS:

--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank
  - are NOT deposits or obligations of the Bank                           LOGO
  - involve investment risk, including possible loss of
  principal

LOGO

Printed on Recycled Paper                                          SC0222 (2/97)

LOGO

P.O. Box 7066
San Francisco, CA 94120-7066

 STAGECOACH FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank
  - are NOT deposits or obligations of the Bank                           LOGO
  - involve investment risk, including possible loss of
  principal

LOGO

Printed on Recycled Paper                                          SC0206 (2/97)

                                      LOGO

                         ------------------------------

                                   PROSPECTUS
                         ------------------------------

                            MONEY MARKET MUTUAL FUND

                              INSTITUTIONAL CLASS


                                FEBRUARY 1, 1997

                              STAGECOACH FUNDS(R)

                            MONEY MARKET MUTUAL FUND

                              INSTITUTIONAL CLASS


  Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about one class of shares offered in one fund of the Stagecoach Family of Funds -- the Institutional Class shares of the MONEY MARKET MUTUAL FUND -- (the "Fund").


  The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments.

  AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.


  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own. A Statement of Additional Information ("SAI"), dated February 1, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The Fund's SAI is available without charge by writing to Stagecoach Funds, Inc. c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-260-5969.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                       PROSPECTUS DATED FEBRUARY 1, 1997


                                                                      PROSPECTUS

  The Fund is advised by Wells Fargo Bank, which also serves as the Fund's administrator, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent (each as defined below). Stephens Inc. ("Stephens") is the Fund's sponsor and co-administrator and serves as distributor of the Fund's shares.



WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND IS COMPENSATED
   FOR PROVIDING THE FUND WITH CERTAIN OTHER SERVICES. STEPHENS, WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUND'S SPONSOR, CO-ADMINISTRATOR AND
                                  DISTRIBUTOR.


PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

PROSPECTUS SUMMARY                                                             1

SUMMARY OF FUND EXPENSES                                                       3


FINANCIAL HIGHLIGHTS                                                           5



HOW THE FUND WORKS                                                             6



THE FUND AND MANAGEMENT                                                        8



INVESTING IN THE FUND                                                          9



EXCHANGES                                                                     14



DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS                                       15



MANAGEMENT AND SERVICING FEES                                                 15



TAXES                                                                         18


PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY

  The Fund provides investors with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides summary information about the Fund. For more information, please refer specifically to the identified Prospectus sections and generally to the Fund's Prospectus and SAI.

Q. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A. The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments. In pursuing this objective, the Fund invests in securities with remaining maturities not exceeding 397 days, as determined in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). These securities include obligations of the U.S. Government, its agencies and instrumentalities, high-quality debt obligations such as corporate debt, certain obligations of U.S. banks and certain repurchase agreements. See "How the Fund Works -- Investment Objective and Policies" and "Prospectus Appendix -- Additional Investment Policies" for further information on investments.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF INVESTMENT?


A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How the Fund Works -- Risk Factors" in this Prospectus and "Additional Investment Activities" in the SAI for further information about the Fund's investments and related risks.


Q. WHO MANAGES MY INVESTMENTS?


A. Wells Fargo Bank, as the Fund's investment adviser, manages your investments. Wells Fargo Bank also provides administrative, transfer agency, dividend disbursing agency and custodial services to the Fund. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Fund. See "The Fund and Management" and "Management and Servicing Fees."


                                        1                             PROSPECTUS

Q. HOW DO I INVEST?

A. Qualified investors may invest by purchasing Institutional Class shares of the Fund at the net asset value per share without a sales charge ("NAV"). Qualified investors include certain customers of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions ("Institutions"). Customers may include individuals, trusts, partnerships and corporations. Purchases are effected through the customer's account with the Institution under the terms of the customer's account agreement with the Institution. Investors wishing to purchase the Fund's Institutional Class shares should contact their account representatives. See "Investing in the Fund" for additional information.


Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?



A. Dividends are declared daily and distributed monthly, and any capital gains are distributed at least annually. All distributions are automatically reinvested in additional Institutional Class shares at NAV. Shareholders may also elect to receive distributions in cash. See "Dividend and Capital Gain Distributions" for additional information.


Q. HOW MAY I REDEEM SHARES?


A. You may redeem shares at NAV, without charge by the Company. Institutional Class shares held by an Institution on behalf of its customers must be redeemed under the terms of the customer's account agreement with the Institution. Institutions are responsible for transmitting redemption requests to the Company and crediting its customers' accounts. The Company reserves the right to impose charges for wiring redemption proceeds. See "Investing in the Fund -- Redemption of Institutional Class Shares."


PROSPECTUS                              2

                            SUMMARY OF FUND EXPENSES


                           INSTITUTIONAL CLASS SHARES


                        SHAREHOLDER TRANSACTION EXPENSES


                                                        MONEY MARKET
                                                        MUTUAL FUND
                                                        ------------
Maximum Sales Charge
    on Purchases (as a percentage of offering price)...     None
Maximum Sales Charge on Reinvested Distributions.......     None
Maximum Sales Charge on Redemptions....................     None
Exchange Fees..........................................     None


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                        MONEY MARKET
                                                        MUTUAL FUND
                                                        ------------
Management Fee........................................      0.40%
Rule 12b-1 Fee........................................       None
Other Expenses (after waivers or reimbursements)(1)...      0.33%
                                                            -----
TOTAL FUND OPERATING EXPENSES (after waivers or
  reimbursements)(2)..................................      0.73%


-------------------------------


1 Other Expenses (before waivers or reimbursements) would be 0.46%.
2 Total Fund Operating Expenses (before waivers or reimbursements)
  would be 0.86%.
Note: The tables do not reflect any charges that may be imposed by Wells Fargo Bank or another Institution directly on its customer accounts in connection with an investment in the Fund.


                                        3                             PROSPECTUS

EXAMPLE OF EXPENSES


                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
An investor would pay the following
expenses on a $1,000 investment in
the Fund's Institutional Class
shares, assuming a 5% annual return
and redemption at the end of each
time period indicated:
    Money Market Mutual Fund.......     $7       $23       $41       $ 91


EXPLANATION OF TABLES


  The purpose of the foregoing tables is to help a shareholder understand the various costs and expenses that an investor in the Fund will pay directly or indirectly.


  SHAREHOLDER TRANSACTION EXPENSES are charges incurred when a shareholder buys or sells Fund shares. Institutional Class shares are sold with no shareholder transaction expenses imposed by the Fund. The Company reserves the right to impose a charge for wiring redemption proceeds.


  ANNUAL FUND OPERATING EXPENSES are based on applicable contract amounts for "Management Fee" and "Rule 12b-1 Fee" and estimated amounts for "Other Expenses" for the current year. Wells Fargo Bank and Stephens have each agreed to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Fund to ensure that the "Total Fund Operating Expenses" do not exceed, on an annual basis, 0.73% of the Money Market Mutual Fund's average daily net assets through August 31, 1997. Any waivers or reimbursements would reduce the Fund's total expenses. There can be no assurance that waivers or reimbursements will continue after that time. For more complete descriptions of the various costs and expense you can expect to incur as an investor in the Fund, please see "Management and Servicing Fees."


  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of actual or expected performance of the Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

PROSPECTUS                              4

                              FINANCIAL HIGHLIGHTS



  The following information relating to the Institutional Class shares of the Money Market Mutual Fund has been derived from the Financial Highlights in the Fund's financial statements for the period ended September 30, 1996. The financial statements have been audited by KPMG Peat Marwick LLP. The financial statements and the report thereon for the period ended September 30, 1996 are incorporated by reference into the SAI. This information should be read in conjunction with the related financial statements and notes thereto. The SAI for the Fund has been incorporated by reference into this Prospectus.



                            MONEY MARKET MUTUAL FUND


                  FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING



                                                                PERIOD ENDED
                                                                 SEPT. 30,
                                                                  1996(1)
                                                               --------------
Net Asset Value, Beginning of Period.........................     $   1.00
Income from Investment Operations:
    Net Investment Income....................................         0.00
    Net Realized and Unrealized Gain on Investments..........         0.00
                                                                   -------
Total from Investment Operations.............................         0.00
Less Distributions:
    Dividends from Net Investment Income.....................        (0.00)
    Distributions from Net Realized Gain.....................         0.00
                                                                   -------
Total From Distributions.....................................        (0.00)
                                                                   -------
Net Asset Value, End of Period...............................     $   1.00
                                                                   -------
Total Return (not annualized)................................        0.29%
Ratios/Supplemental Data:
    Net Assets, End of Period (000's)........................     $ 18,592
Ratios to Average Net Assets (annualized):
    Ratio of Expenses to Average Net Assets..................        0.74%
    Ratio of Net Investment Income to Average Net Assets.....        5.03%
    Ratio of Expenses to Average Net Assets Prior To Waived
      Fees and Reimbursed Expenses...........................        0.77%
    Ratio of Net Investment Income to Average Net Assets
      Prior To Waived Fees and Reimbursed Expenses...........        5.00%


-------------------

(1) The Institutional Class shares commenced operations on September 6, 1996.

                                        5                             PROSPECTUS

                               HOW THE FUND WORKS

INVESTMENT OBJECTIVE AND POLICIES


  The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments. The Fund invests its assets in U.S. dollar-denominated, high-quality money market instruments and may engage in certain other investment activities as described in this Prospectus. Permitted investments include short-term U.S. Government obligations, obligations of domestic and foreign banks, commercial paper, and repurchase agreements. In pursuing its objective, the Fund invests in instruments with remaining maturities not exceeding 397 days, as determined in accordance with Rule 2a-7 under the 1940 Act. A more complete description of the Fund's investments and investment objectives is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


RISK FACTORS


  Investments in Fund shares are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Although the Fund seeks to maintain a stable NAV of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective.



  The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable NAV of $1.00 per share. The dollar-weighted average portfolio maturity of the Fund must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that the Fund purchases must present minimal credit risks and be of high quality (i.e., be rated in the top two rating categories by the required number of nationally recognized statistical rating organizations ("NRSROs") or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Fund's investment adviser, under guidelines adopted by the Board of Directors).



  The Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Fund, since its inception, has emphasized safety of principal and high credit quality. In particular, the internal investment policies of Wells Fargo Bank, the investment adviser to the Fund, prohibit the purchase of many types of floating-rate


PROSPECTUS                              6
derivative securities that are considered potentially volatile. The following types of derivative instruments ARE NOT permitted investments for the Fund:


  - capped floaters (on which interest is not paid when market rates move above a certain level);

  - leveraged floaters (whose interest-rate reset provisions are based on a formula that magnifies changes in interest rates);

  - range floaters (which do not pay any interest if market interest rates move outside of a specified range);

  - dual index floaters (whose interest-rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

  - inverse floaters (which reset in the opposite direction of their index).


  Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may only invest in variable- or floating-rate securities that bear interest at a rate that resets quarterly or more frequently, and which resets based on changes in standard money market rate indices such as U.S. Government Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.


PERFORMANCE


  The performance of each class of shares of the Fund may be advertised from time to time in terms of current yield and effective yield. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of the Fund.



  Yield refers to the income generated by an investment in a class of the Fund's shares over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes that the income earned from the shares is reinvested at NAV in shares of the same class of the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.



  Average annual total return of a class of shares is based on the overall dollar or percentage change of an investment in the Fund's class and assumes the investment is at NAV and all dividends and distributions attributable to a class are also reinvested at NAV in shares of the class.



  In addition to presenting these standardized performance calculations, at times, the Fund may also present non-standard performance figures, such as yields and effective


                                        7                             PROSPECTUS
yields for a 30-day period or, in sales literature, distribution rates. Because of the differences in the fees and/or expenses borne by shares of each class of the Fund, the performance figures on such shares can be expected, at any given time, to vary from the performance figures for other classes of the Fund.



  Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling the Company at 1-800-260-5969 or by writing the Company at the address shown on the front cover of the Prospectus.


                            THE FUND AND MANAGEMENT


  The Fund is one fund of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and offers shares of twenty-four other funds. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors at NAV. The Fund is authorized to issue two other classes of shares, one class that is offered to retail investors and another class that is offered to qualified business investors who purchase such shares through certain non-interest bearing transaction accounts offered by Wells Fargo Bank. Each class of shares represents an equal proportionate interest in the Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the Fund's operating expenses except for certain class-specific expenses that are allocated to a particular class. For information on another fund or class of shares, please call Stagecoach Shareholder Services at 1-800-260-5969 or write the Company at the address shown on the inside front cover of the Prospectus.



  The Company's Board of Directors supervises the Fund's activities and monitors its contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when the voting matter affects only one fund or class). As a Fund shareholder, you are entitled to one vote for each share owned and fractional votes for fractional shares owned. See "Management" in the SAI for more information on the Company's Directors and Officers. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.


PROSPECTUS                              8

MANAGEMENT



  Wells Fargo Bank is the Fund's investment adviser, custodian, administrator, transfer agent and dividend disbursing agent (the "Transfer Agent"). In addition, Wells Fargo Bank serves as a shareholder servicing agent and selling agent of the Fund. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for over $54 billion of assets for individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to other separately managed funds of the Company and as investment adviser or sub-adviser to other separately managed funds of five other registered, open-end management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.



  Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank, has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Investment Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


                             INVESTING IN THE FUND


  Institutional Class shares of the Fund may be purchased on any day the Fund is open for business (a "Business Day"). The Fund is open Monday through Friday and is closed on weekends and federal bank holidays. On any day the trading markets for both U.S. government securities and money market instruments close early, the Fund will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times discussed below may be earlier than 12:00 Noon.


  The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from an investor or the investor's representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

                                        9                             PROSPECTUS

SHARE VALUE


  The value of a share of each class is its NAV. Wells Fargo Bank calculates the NAV of each class of the Fund's shares as of 12:00 noon and 1:00 p.m. (Pacific time) on each Business Day. The NAV per share for each class of shares is computed by dividing the value of the Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of outstanding shares of that class. All expenses are accrued daily and taken into account for the purpose of determining the NAV. As noted above, the Fund seeks to maintain a constant $1.00 per share NAV, although there can be no assurance that it will be able to do so.



  The Fund's NAV is calculated on the basis of the amortized cost method. This valuation method is based on the receipt of a steady rate of payment on portfolio instruments from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.


PURCHASE OF INSTITUTIONAL CLASS SHARES


  Institutional Class shares of the Fund are sold at NAV (without a sales charge) on a continuous basis primarily to certain customers ("Customers") of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions (previously defined as Institutions). Customers may include individuals, trusts, partnerships and corporations. Share purchases are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share purchases and redemptions are sent by the Fund to the Institution involved.



  Institutions (or their nominees), acting on behalf of their Customers, normally are the holders of record of Institutional Class shares. Customers' beneficial ownership of Institutional Class shares is reflected in the account statements provided by Institutions to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds is governed by the Customers' account agreements with an Institution. Investors wishing to purchase Institutional Class shares of the Funds should contact their account representatives.


  Institutional Class shares of the Fund are sold at the NAV per share next determined after a purchase order has become effective. Purchase orders placed by an Institution must be received by the Company before 12:00 noon (Pacific time) on any Business Day. Payment for such shares may be made by Institutions in federal funds or other funds immediately available to the custodian no later than 1:00 p.m. (Pacific time) on that Business Day.


  Institutions are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. If funds are not received within the


PROSPECTUS                             10
periods described above, the order will be canceled, notice thereof will be given, and the Institution will be responsible for any loss to the Fund or its shareholders. Institutions may charge certain account fees depending on the type of account the investor has established with an Institution. In addition, an Institution may receive fees from the Fund with respect to the investments of its Customers as described under "Management and Servicing Fees." Payment for Institutional Class shares of the Fund may, in the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.

  The Company reserves the right to reject any purchase order or to suspend sales at any time. Payment for orders that are not received will be returned after prompt inquiry. The issuance of Institutional Class shares is recorded on the Company's books, and share certificates are not issued.

WIRE INSTRUCTIONS DIRECT PURCHASES BY INSTITUTIONS

1. Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds to:

    Wells Fargo Bank, N.A.
    San Francisco, California
    Bank Routing Number: 121000248
    Wire Purchase Account Number: 4068-000587
    Attention: Stagecoach Funds (Name of Fund and designate Institutional Class) Account Name(s): Name(s) in which to be registered
    Account Number: (if investing into an existing account)


3. A completed Account Application should be sent by telefacsimile, with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:


    Wells Fargo Bank, N.A.
    Stagecoach Shareholder Services
    P.O. Box 7066
    San Francisco, California 94120-7066
    Telefacsimile: 1-415-781-4082


4. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

                                       11                             PROSPECTUS

STATEMENTS AND REPORTS


  Institutions (or their nominees) typically send investors a confirmation or statement of the account after every transaction that affects the share balance or the Fund account registration. Every January, you will be provided a statement with tax information for the previous year to assist you in tax return preparation. At least twice a year, shareholders will receive financial statements.


REDEMPTION OF INSTITUTIONAL CLASS SHARES

  Redemption requests are effected at the NAV per share next determined after receipt of a redemption request in good order by the Company. Institutional Class shares held by an Institution on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the Customer's accounts at the Institution. It is the responsibility of an Institution to transmit redemption requests to the Company and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Institutional Class shares of the Fund normally are wired to the redeeming Institution the following Business Day after receipt of the request by the Company. The Company reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Fund or unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of the Fund.


  With respect to shareholders who do not have a relationship with an Institution, Fund shares may be redeemed by writing or calling the Fund directly at the address and phone number shown on the first page of the Prospectus. When Institutional Class shares are redeemed directly from the Fund, the Company ordinarily will send the proceeds by check to the shareholder at the address of record on the next Business Day unless payment by wire is requested. The Company may take up to seven days to make payment, although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.


  To be accepted by the Fund, a letter requesting redemption must include: (i) the Fund name and account registration from which the Institutional Class shares are being redeemed; (ii) the account number; (iii) the amount to be redeemed;
(iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution. An "eligible guarantor institution" includes a commercial bank

PROSPECTUS                             12
that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

  All redemptions of Institutional Class shares of the Fund are made in cash, except that the commitment to redeem Institutional Class shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.


REDEMPTIONS BY TELEPHONE


  Telephone exchange or redemption privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the shareholder of record and reasonably believed by the Transfer Agent to be genuine. The Company requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

                                       13                             PROSPECTUS

                                   EXCHANGES

  The Fund offers a convenient way to exchange Institutional Class shares in the Fund for Institutional Class shares in another fund of the Company. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the fund into which the exchange will occur, which is available without charge and can be obtained by writing or by calling the Company at the address or phone number listed on the first page of the Prospectus. A shareholder may not exchange Institutional Class shares of one fund for Institutional Class shares of another fund if Institutional Class shares of both funds are not qualified for sale in the state of the shareholder's residence. The Company may terminate or amend the terms of the exchange privilege at any time.


  Exchange transactions are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share exchanges are sent by a Fund to the Institution involved. Institutions (or their nominees), acting on behalf of their Customers, normally are the holders of record of Institutional Class shares. Institutions are responsible for transmitting orders for exchanges to the Company on a timely basis. Shareholders should receive written confirmation of the exchange from the Institution within a few days of the completion of the transaction. In addition, customers' exchange transactions are generally reflected in the account statements provided by Institutions to their Customers. Investors wishing to exchange Institutional Class shares of a Fund for Institutional Class shares of another fund should contact their account representatives. Investors with questions may call the Company at 1-800-260-5969.


  A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges are made at the NAV of the respective funds next determined following receipt of the request by the Company in good order


  To exchange Institutional Class shares, or if you have any questions, simply call the Company at 1-800-260-5969. A shareholder of record should be prepared to give the telephone representative the following information: (i) the account number, social security or taxpayer identification number and account registration; (ii) the name of the fund from and the fund into which the transfer is to occur; and (iii) the dollar or share amount of the exchange. The conversation may be recorded to protect shareholders and the Company. Telephone exchanges are available unless the shareholder of record has declined the privilege on the Purchase Application.


  In addition, Institutional Class shares of the Fund may be exchanged for the Fund's Class A shares in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of Wells Fargo Bank or

PROSPECTUS                             14
another bank, trust company or thrift institution, or in other cases where Institutional Class shares are not held in such qualified accounts. Similarly, Class A shares may be exchanged for the Fund's Institutional Class shares if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made at the NAV of the respective share classes next determined after the exchange request is received by the Company.


                    DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS



  The Fund intends to distribute dividends on a daily basis payable to Institutional Class shareholders of record as of 12:00 Noon (Pacific time). Institutional Class shareholders begin earning dividends on the Business Day the investment is effected and continue to earn dividends through the day before the date that the shares are redeemed. Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. The Fund distributes any capital gains at least annually. Expenses, such as state securities registration fees and transfer agent fees, that are attributable to a particular class may affect the relative dividend and/or capital-gain distributions of a class of shares.



  Dividends declared in a month generally are distributed on the last Business Day of each month. Dividends and any capital-gain distributions are automatically invested in additional whole and fractional shares unless the shareholder has elected to receive distributions in cash.



                         MANAGEMENT AND SERVICING FEES


INVESTMENT ADVISER


  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Fund's investment adviser, provides investment guidance and policy direction in connection with the management of the Fund's assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Fund's investment strategies and performance. For these services, Wells Fargo Bank is entitled to receive a monthly investment advisory fee at the annual rate of 0.40% of the average daily net assets of the Fund. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of entities with which Wells Fargo Bank has a lending relationship. For the year ended December 31, 1995 and the nine-month period ended September 30, 1996, Wells Fargo Bank was paid at an annual rate equal to 0.40% of the Fund's average daily net assets for its services as investment adviser.


                                       15                             PROSPECTUS

ADMINISTRATOR AND CO-ADMINISTRATOR



  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administrative duties to sub-administrators.



  Stephens previously provided substantially the same services as sole administrator to the Fund. For the period ended September 30, 1996, the Fund paid administrative fees to Stephens at the annual rate of 0.03% of its average daily net assets.



SPONSOR AND DISTRIBUTOR



  Stephens is the Company's sponsor and co-administrator and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.



  Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company under which Stephens acts as agent for the Fund for the sale of its shares and may enter into selling agreements with other agents ("Selling Agents") that wish to make available shares of the Fund to their respective customers.



  Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.



  Financial institutions acting as shareholder servicing agents or selling agents, or in certain other capacities, may be required to register as dealers pursuant to applicable


PROSPECTUS                             16
state securities laws which may differ from federal law and any interpretations expressed herein.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank also serves as the Fund's custodian and transfer and dividend disbursing agent. Under its Custody Agreement with Wells Fargo Bank, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

INSTITUTIONS AND SHAREHOLDER SERVICING AGENTS


  The Company has entered into a Shareholder Servicing Agreement with Wells Fargo Bank on behalf of the Institutional Class shares of the Fund and may enter into similar agreements with other Institutions ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide shareholder administrative and liaison services with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; exchanges and redemptions; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Institutional Class shares owned of record or beneficially by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules").


  A Shareholder Servicing Agent may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.


FUND EXPENSES



  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank


                                       17                             PROSPECTUS
and Stephens, the Fund bears all costs of its operations, including advisory, transfer agency, custody and administration fees, interest, fees and expenses of independent auditors and legal counsel, and any extraordinary expenses. Expenses attributable to a class are charged against the assets of the class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                                     TAXES


  Distributions from the Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net long-term capital gains, if any, are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.



  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in your SAI. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in your SAI.



  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in your SAI.


PROSPECTUS                             18

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

  The Fund may invest in the following:

 (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations") (discussed below);

 (ii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC ("bank instruments");

 (iii) commercial paper rated at the date of purchase P-1 by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Rating Group ("S&P") ("rated commercial paper");

 (iv) commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment;

 (v) certain floating- and variable-rate instruments ("variable-rate instruments") (discussed below);


 (vi) certain repurchase agreements ("repurchase agreements") (discussed below);



 (vii) short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below); and



 (viii) certain securities issued by other investment companies (discussed below).



  U.S. Government Obligations



  The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case


                                      A-1                            PROSPECTUS
investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


  Other Investment Companies


  The Fund may invest in shares of other open-end, management investment companies provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. Wells Fargo Bank will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund also may purchase shares of exchange-listed, closed-end funds.


  Floating- and Variable-Rate Instruments


  The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.


  Repurchase Agreements


  The Fund may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.


PROSPECTUS                            A-2

  Letters of Credit

  Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of the Fund.


  Illiquid Securities



  The Fund may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.


  Foreign Obligations


  The Fund may invest up to 25% of its assets in high-quality, short-term (397 days or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


INVESTMENT POLICIES

  The Fund's investment objective, as set forth in the "How the Fund Works -- Investment Objective and Policies" section, is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that the Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such a change without

                                       A-3                            PROSPECTUS
shareholder approval and will disclose any such material changes in the then-current prospectus.


  Fundamental Investment Policies


  As matters of fundamental policy, the Fund may: (i) borrow from banks up to 10% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists); (ii) not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; and (iii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, (a) U.S. Government obligations, and (b) obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of foreign branches of U.S. banks and obligations of U.S. branches of foreign banks).


  Non-Fundamental Investment Policies


  As matters of nonfundamental policy: (i) the Fund may not purchase securities of any issuer (except for U.S. Government obligations, for certain temporary purposes and for certain guarantees and unconditional puts) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; and (ii) the Fund may not invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days. The following securities are excluded from the 10% limitation: (a) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the Fund's Board of Directors, and (b) commercial paper that is sold under Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two NRSROs and the Fund's Board of Directors has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the Fund's Board of Directors has determined that the commercial paper is of equivalent quality and is liquid.

PROSPECTUS                            A-4

Advised by WELLS FARGO BANK, N.A.
Sponsored/Distributed by
Stephens Inc., Member NYSE/SIPC
                                                                            LOGO
NOT FDIC INSURED

LOGO
P.O. Box 7066
San Francisco, CA 94120-7066


 STAGECOACH MONEY MARKET MUTUAL FUNDS:
--------------------------------------------------------------------------------


  - are NOT insured by the FDIC or U.S. Government
  - are NOT obligations or deposits of Wells Fargo Bank
    nor guaranteed by the Bank
  - involve investment risk, including possible loss of
    principal                                                             LOGO
  - seek to maintain a stable net asset value of $1.00 per
    share; however, there can be no assurance that the Fund
    will meet this goal.


LOGO

Printed on Recycled Paper                                         SC 0214 (2/97)

                              STAGECOACH FUNDS(R)

                   MONEY MARKET MUTUAL FUND -- CLASS S SHARES


     Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about one class of shares of a fund in the Stagecoach Family of Funds -- Class S shares of the MONEY MARKET MUTUAL FUND (the "Fund"). THE MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments.



     Currently, Class S shares are available only to qualified business investors who purchase such shares through a Managed Sweep Account (sometimes, an "Account") offered by Wells Fargo Bank, N.A. ("Wells Fargo Bank"). A Managed Sweep Account combines a non-interest bearing Wells Fargo Bank deposit account with a daily sweep of balances to or from the Fund's Class S shares. Persons investing in Class S shares through a Managed Sweep Account also receive a Business Account Disclosure (the "Disclosure Statement") describing the various features and operations of the Account. The Disclosure Statement should be reviewed in conjunction with this Prospectus.


     AN INVESTMENT IN THE FUND, THROUGH A MANAGED SWEEP ACCOUNT OR OTHERWISE, IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.


     Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's Class S shares' goals meet your own. A Statement of Additional Information (the "SAI"), dated February 1, 1997, for the Money Market Mutual Fund has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. The SAI for the Fund is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling the Company at 1-800-222-8222.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



                       PROSPECTUS DATED FEBRUARY 1, 1997


                                                                      PROSPECTUS

     This Prospectus describes Class S shares of the Fund. The Fund also offers Class A and Institutional Class shares. Investors who are not eligible to invest in Class S shares may be eligible to invest in Class A or Institutional Class shares. Investments in other classes of shares may be made through the Fund's distributor or through selling agents authorized to sell such shares on behalf of the distributor, or directly from the Fund. Information regarding investments in Class A or Institutional Class shares of the Fund, including a separate prospectus describing such shares, may be obtained by calling 1-800-222-8222.



   WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND PROVIDES CERTAIN OTHER SERVICES TO THE FUND FOR WHICH IT IS COMPENSATED. STEPHENS INC.,
WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE SPONSOR, CO-ADMINISTRATOR
                         AND DISTRIBUTOR FOR THE FUND.


PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

PROSPECTUS SUMMARY                                                             1

SUMMARY OF FUND EXPENSES                                                       3

ACCOUNT FEES AND CHARGES                                                       4

EXPLANATION OF TABLES                                                          5

FINANCIAL HIGHLIGHTS                                                           6

HOW THE FUND WORKS                                                             7


RISK FACTORS                                                                   7



THE FUND AND MANAGEMENT                                                        9


INVESTING IN THE FUND                                                         10


DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS                                       11



HOW TO REDEEM SHARES                                                          11


MANAGEMENT, DISTRIBUTION AND SERVICING FEES                                   12

TAXES                                                                         15


PROSPECTUS APPENDIX -- ADDITIONAL INVESTMENT POLICIES                        A-1


                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY


     The Fund provides investors with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you with summary information about the Fund. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI for the Fund.


Q.  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


A. The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments. In pursuing this objective, the Fund invests in securities with remaining maturities not exceeding 397 days, as determined in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). These securities include obligations of the U.S. Government, its agencies and instrumentalities, high-quality debt obligations such as corporate debt, certain obligations of U.S. banks and certain repurchase agreements. See "How the Fund Works -- Investment Objectives and Policies" and "Prospectus Appendix -- Additional Investment Policies."



Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
     INVESTMENT?



A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC nor are they insured against loss of principal. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. Deposits to the Accounts are eligible for federal deposit insurance only for the brief period they are in the Transaction Account prior to being swept into the Fund. You should be prepared to accept some risk with the money you invest in the Fund. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How The Fund Works -- Risk Factors" and "Prospectus Appendix -- Additional Investment Policies."


Q.  WHO MANAGES MY INVESTMENTS?


A. Wells Fargo Bank, as the Fund's investment adviser, manages your investments. Wells Fargo Bank also provides the Fund with administrative, transfer agency, dividend disbursing agency and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent (each as defined below) of the Fund. See "The Fund and Management" and "Management, Distribution and Servicing Fees."



Q.  HOW DO I INVEST?



A. This Prospectus is designed only for businesses that invest in Class S shares of the Fund through a Managed Sweep Account with Wells Fargo Bank. A Managed Sweep Account combines a non-interest bearing Wells Fargo Bank deposit account (the "Transaction Account") with a daily sweep of Transaction Account balances to or from the Fund. Wells Fargo Bank computes the net


                                        1                             PROSPECTUS
     amount of deposits to and withdrawals from your Transaction Account (the "Net Sweep Amount") each day Wells Fargo Bank is open for business. If deposits exceed withdrawals from your Transaction Account, Wells Fargo Bank transmits a purchase order on your behalf to the Fund in an amount equal to the dollar value of the Net Sweep Amount. The information in this Prospectus should be read in conjunction with the Disclosure Statement related to your Account. See "Investing in the Fund."


Q.  HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?



A. Dividends of the Fund are declared daily and distributed monthly to your Account through automatic reinvestment in Class S shares of the Fund. Any capital gains will be distributed at least annually. Various dividend and distribution options, such as the option to direct the payment of proceeds from dividends and distributions to another account, which may be available to holders of the Fund's Class A shares, are not available to persons investing in Class S shares through a Managed Sweep Account. See "Dividend and Capital Gain Distributions" and "Additional Shareholder Services."


Q.  HOW MAY I REDEEM SHARES?

A. If, on any day Wells Fargo Bank is open for business, withdrawals from your Managed Sweep Account exceed deposits, Wells Fargo Bank transmits a redemption order on your behalf to the Fund in the dollar amount of that day's Net Sweep Amount. If your Managed Sweep Account with Wells Fargo Bank is closed as described in the applicable Disclosure Statement, Wells Fargo Bank will transmit a redemption request on your behalf to the Fund for the balance of your Fund shares held through such Account. See "How To Redeem Shares."

PROSPECTUS                              2

                            SUMMARY OF FUND EXPENSES

                        SHAREHOLDER TRANSACTION EXPENSES


                                                                                                MONEY MARKET
                                                                                                MUTUAL FUND
                                                                                                (CLASS S SHARES)
Maximum Sales Charge on Purchases (as a percentage of offering price)..........................    None
Maximum Sales Charge on Reinvested Distributions...............................................    None
Maximum Sales Charge on Redemptions............................................................    None
Exchange Fees..................................................................................    None



                       ANNUAL FUND OPERATING EXPENSES(1)

                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                                MONEY MARKET
                                                                                                MUTUAL FUND
                                                                                                (CLASS S SHARES)
Management Fee.................................................................................    0.40%
Rule 12b-1 Fee.................................................................................    0.75%
Other Expenses (after waivers or reimbursements)(2)............................................    0.27%
                                                                                                   ----
TOTAL FUND OPERATING EXPENSES (after waivers or reimbursements)(2).............................    1.42%
                                                                                                   ====


-------------------------------


    1 Additional fees charged by Wells Fargo Bank related to an Account are not included in this table. See Account Fees and Charges.
    2 Absent waivers and reimbursements, the percentages shown above under "Other Expenses" and
      "Total Fund Operating Expenses" would be 0.40% and 1.55%, respectively.



  Note: The tables do not reflect any charges that may be imposed by Wells Fargo Bank directly on its customer accounts in connection with an investment in Class S shares of the Fund.


                                        3                             PROSPECTUS

EXAMPLE OF EXPENSES


                                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                   ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment in
Class S shares of the Fund, assuming (A) a 5% annual return and
(B) redemption at the end of each time period indicated:

    Money Market Mutual Fund (Class S)..........................    $ 14     $  45      $78       $170


                            ACCOUNT FEES AND CHARGES

     Set forth below is a summary of fees which may be charged by Wells Fargo Bank for various banking services available through a Managed Sweep Account. For additional information on Account fees and charges please refer to the Disclosure Statement accompanying this Prospectus.


                                                                                         MANAGED
                                                                                          SWEEP
                                                                                        ACCOUNT(1)
                                                                                        ----------
Monthly Account Fees
    Managed Sweep Account Fee.........................................................   $ 25.00
    Checking Maintenance Fee..........................................................   $ 15.00
Transaction Fees(2)
    Per Check Written.................................................................   $  0.14
    Per Deposit Slip Processed........................................................   $  1.40
    Per Check Deposited...............................................................   $  0.095
    Per $1,000 Cash Deposited.........................................................   $  1.20
Miscellaneous Fees....................................................................   Variable (3)
Minimum Opening Balance...............................................................   $ 10,000


-------------------------------


 (1) Currently, Class S shares of the Fund may be purchased only through a Managed Sweep Account.
     Class A or Institutional Class shares of the Fund may be purchased without opening an Account and without incurring the fees for, or deriving the benefits of, the Account Services described above. Information regarding Class A and Institutional Class shares may be obtained by calling 1-800-222-8222.
 (2) A Transaction Fee is charged whenever one of the listed transactions occurs.
 (3) Various miscellaneous fees may be charged on a per transaction, per statement or other basis as described in "Miscellaneous Fees and Charges" and elsewhere in the Disclosure Statement.


PROSPECTUS                              4

                             EXPLANATION OF TABLES


     The purpose of the foregoing tables is to help you understand the various costs and expenses that an investor in the Fund will pay directly or indirectly.



     SHAREHOLDER TRANSACTION EXPENSES are charges incurred when you buy or sell Fund shares. There are no Shareholder Transaction Expenses for the Fund, except that the Company reserves the right to impose a charge for wiring redemption proceeds.



     ANNUAL FUND OPERATING EXPENSES are based on applicable contract amounts and amounts incurred during the most recent fiscal. These amounts have been restated to reflect voluntary fee waivers and expense reimbursements expected to continue to reduce expenses during the current fiscal year. Wells Fargo Bank and Stephens, at their sole discretion, may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Fund. Any waivers or reimbursements would reduce the Fund's total expenses. There can be no assurance that waivers or reimbursements will continue. The percentages shown above under "Other Expenses" and "Total Fund Operating Expenses" reflect voluntary fee waivers and expense reimbursements that are expected to reduce expenses during the current fiscal year. Long-term shareholders in the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as an investor in Class S shares of the Fund, please see the Prospectus section captioned "Management, Distribution and Servicing Fees."



     EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the table above and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of actual or expected performance of the Fund. In addition, the example should not be considered a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.



     ACCOUNT FEES AND CHARGES are charges you pay to Wells Fargo Bank for banking services offered to you as a Managed Sweep Account holder. Wells Fargo Bank currently charges monthly account fees for the Managed Sweep Account. In addition, your Account is subject to various other fees and charges which may be assessed on a monthly or other periodic basis, or on a per transaction, per statement or other basis. For additional information with respect to Account fees and charges, including a description of the services available to Account holders, you should refer to the Disclosure Statement.


                                        5                             PROSPECTUS

                              FINANCIAL HIGHLIGHTS


     The following information has been derived from the Financial Highlights in the Fund's financial statements for the period ended September 30, 1996. The financial statements have been audited by KPMG Peat Marwick LLP. The financial statements and the report thereon for the period ended September 30, 1996 are incorporated by reference into the SAI. This information should be read in conjunction with the related financial statements and notes thereto. The SAI for the Fund has been incorporated by reference into this Prospectus.


                            MONEY MARKET MUTUAL FUND
                        FOR A CLASS S SHARE OUTSTANDING


                                                                           PERIOD            PERIOD
                                                                            ENDED            ENDED
                                                                          SEPT. 30,         DEC. 31,
                                                                           1996(1)          1995(2)
                                                                       ---------------   --------------
Net Asset Value Beginning of Period...................................    $    1.00         $   1.00
Income from Investment Operations:
    Net Investment Income.............................................         0.03             0.03
    Net Realized & Unrealized Gain on Investments.....................         0.00             0.00
                                                                           --------         --------
Total from Investment Operations......................................         0.03             0.03
Less Distributions:
    Dividends from Net Investment Income..............................        (0.03)           (0.03)
    Distributions from Net Realized Gain..............................         0.00             0.00
                                                                           --------         --------
Total From Distributions..............................................        (0.03)           (0.03)
                                                                           --------         --------
Net Asset Value End of Period.........................................    $    1.00         $   1.00
                                                                           --------         --------
Total Return (not annualized).........................................        3.03%            2.73%
Ratios/Supplemental Data:
    Net Assets, End of Period (000's).................................    $ 699,231         $618,899
Ratios to Average Net Assets (annualized):
    Ratio of Expenses to Average Net Assets...........................        1.42%            1.43%
    Ratio of Net Investment Income to Average Net Assets..............        3.98%            4.40%
    Ratio of Expenses to Average Net Assets Prior To Waived Fees and
      Reimbursed Expenses.............................................        1.55%            1.53%
    Ratio of Net Investment Income to Average Net Assets Prior To
      Waived Fees and Reimbursed Expenses.............................        3.85%            4.30%


-------------------

(1) The Fund changed its fiscal year-end from December 31 to September 30.


(2) The Class S shares commenced operations on May 25, 1995.


PROSPECTUS                              6

                               HOW THE FUND WORKS

INVESTMENT OBJECTIVES AND POLICIES


     The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments. The Fund invests its assets only in U.S. dollar-denominated, high-quality money market instruments, and may engage in certain other investment activities as described in this Prospectus. Permitted investments include short-term U.S. Government obligations, obligations of domestic and foreign banks, commercial paper, and repurchase agreements. In pursuing its objective, the Fund invests in instruments with remaining maturities not exceeding 397 days, as determined in accordance with Rule 2a-7 under the 1940 Act. A more complete description of the Fund's investments and investment objectives is contained in "Prospectus Appendix -- Additional Investment Policies" and the SAI.



RISK FACTORS



     Investments in Fund shares are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Although the Fund seeks to maintain a stable NAV of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective.



     The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable NAV of $1.00 per share. The dollar-weighted average portfolio maturity of the Fund must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that the Fund purchases must present minimal credit risks and be of high quality (i.e., be rated in the top two rating categories by the required number of nationally recognized statistical rating organizations ("NRSROs") or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Fund's investment adviser, under guidelines adopted by the Board of Directors).



     The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.


     The Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Fund, since its

                                        7                             PROSPECTUS
inception, has emphasized safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment adviser, Wells Fargo Bank, prohibit the purchase for the Fund of many types of floating-rate instruments commonly referred to as "derivatives" that are considered potentially volatile. The following types of derivative instruments ARE NOT permitted investments for the Fund:


     - capped floaters (on which interest is not paid when market rates move above a certain level);

     - leveraged floaters (whose interest-rate reset provisions are based on a formula that magnifies changes in interest rates);

     - range floaters (which do not pay any interest if market interest rates move outside of a specified range);

     - dual index floaters (whose interest-rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

     - inverse floaters (which reset in the opposite direction of their index).


     Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently, and which resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or J.J. Kenney index floaters.


PERFORMANCE


     The performance of the Class S shares may be advertised from time to time in terms of current yield or effective yield. Performance figures are based on historical results calculated under uniform SEC formulas and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of the Fund.



     Yield refers to the income generated by an investment in Class S shares of the Fund over a specified period (usually seven days), expressed as an annual percentage rate. Effective yields are calculated similarly, but assume that the income earned from the Fund is reinvested in the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.



     In addition to presenting these standardized performance calculations, at times, the Fund also may present non-standard performance figures, such as yields and effective yields for a 30-day period or, in sales literature, distribution rates. Because of the differences in the fees and/or expenses borne by shares of each class of the Fund, the performance figures on such shares can be expected, at any given time, to vary from the performance figures for other classes of the Fund.



     Additional information about the Fund's performance is contained in the SAI under "Performance Calculations" and in the Fund's Annual Report, which are available upon request by calling the


PROSPECTUS                              8

Company at 1-800-222-8222 or by writing the Company at the address shown on the inside front cover of the Prospectus.



                            THE FUND AND MANAGEMENT



     The Money Market Mutual Fund is a fund of the Company. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of 24 other funds. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors at NAV. The Company's Board of Directors supervises the funds' activities and monitors their contractual arrangements with various service-providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing the funds' investment objectives or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). As a shareholder of the Fund, you are entitled to one vote for each share you own and fractional votes for fractional shares owned. The Money Market Mutual Fund also offers Class A and Institutional Class shares which are subject to different levels of fees and expenses than Class S shares and the performance of such shares may vary accordingly. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the Fund's SAI.



MANAGEMENT



     Wells Fargo Bank is the Fund's investment adviser, administrator, custodian, transfer agent and dividend disbursing agent. In addition, Wells Fargo Bank is a shareholder servicing agent and selling agent of the Fund. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to the other separately managed funds of the Company and as adviser or sub-adviser to funds of other registered, open-end, management investment companies, each of which consists of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.



     Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank, has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Investment Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpreta-


                                        9                             PROSPECTUS
tions of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


                             INVESTING IN THE FUND

OPENING AN ACCOUNT


     Class S shares of the Fund are offered by this Prospectus to businesses that establish a Managed Sweep Account with Wells Fargo Bank. Each Account combines a Transaction Account (a non-interest bearing deposit account) with a periodic sweep of balances to or from the Fund. Investors may open an Account by completing and signing an Account Application and appropriate Disclosure Statement. The Disclosure Statement contains important information about the various features and operations of the Accounts and should be reviewed in conjunction with this Prospectus. Wells Fargo Bank may, in the future, permit investors to acquire shares of the Fund through additional accounts not described in this Prospectus.



     The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from an investor or the investor's representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.


SHARE VALUE


     The value of a share of each class of the Fund is its net asset value ("NAV"). The NAV of Fund shares is calculated as of 12:00 noon and 1:00 p.m. (Pacific time) on each day the Fund is open. The Fund is open Monday through Friday and is closed on weekends and federal bank holidays. The NAV per share of each class of the Money Market Mutual Fund is the value of total net assets attributable to each class divided by the total number of outstanding shares of that class. The value of the net assets per class is determined daily by adjusting the net assets per class at the beginning of the day by the value of each class' shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each Class by attributing to each Class a pro rata share of daily income and common expenses, and by assigning class-specific expenses to each Class as appropriate. As noted above, the Fund seeks to maintain a constant $1.00 per share NAV, although there is no assurance that it will be able to do so.



     Shares of the Fund may be purchased on any day the Fund is open (a "Business Day"). On any day the trading markets for both U.S. government securities and money market instruments close early, the Fund will close early. On these days, the NAV calculation time may be earlier than 12:00 noon.


PROSPECTUS                             10

     The Funds' portfolio investments are valued on the basis of the amortized cost method. This valuation method is based on the receipt of a steady rate of payment on portfolio instruments from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.

HOW TO BUY SHARES


     Class S shares may be purchased on any day the Fund and Wells Fargo Bank are open by making a deposit into your Account. On each day Wells Fargo Bank and the Fund are open Wells Fargo Bank computes the Net Sweep Amount, which is the net amount of all deposits, withdrawals, charges and credits made to and from a Transaction Account. If deposits and credits exceed withdrawals and charges, you authorize Wells Fargo Bank, on your behalf, to transmit a purchase order to the Fund designated in your Account in the amount of that day's Net Sweep Amount. For example, if you make a $500 deposit and withdraw $100 on the same day, and there are no other transactions on that day, the Net Sweep Amount for that day would be $400. Wells Fargo Bank, on your behalf, would transmit a purchase order to the designated Fund on the next Business Day in the amount of $400. Your purchase order will be made effective and full and fractional shares will be purchased at the next determined NAV, which is expected to remain a constant $1.00 per share. Deposits and other transactions to your Account are sometimes not immediately included in the Net Sweep Amount. Cash and items drawn on Wells Fargo Bank are generally credited to the Net Sweep Amount on the same Business Day as the day of deposit. Local and non-local checks are usually credited to your Net Sweep Amount on the first or second Business Day, respectively, after the day of your deposit. In addition, adjustments may sometimes be made to your Account to reflect dishonored or returned items. For additional information refer to the applicable Disclosure Statement and, specifically therein, "Holds and Funds Availability."



                    DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS



     The Fund intends to distribute dividends on a daily basis to shareholders of record as of 12:00 Noon (Pacific time). You begin earning dividends on your Class S shares of the Fund on the day your purchase order for such shares is effective and continue to earn dividends through the day prior to the date you redeem such shares. Dividends for a Saturday, Sunday or Holiday are credited on the preceding Business Day. If you redeem shares before the dividend payment date, any dividends credited to you will be paid on the following dividend payment date. The Fund distributes any capital gains at least annually. Dividends declared in a month are reinvested in Class S shares of the Fund early in the following month.


                              HOW TO REDEEM SHARES

     If, on any day Wells Fargo Bank and the Fund are open for business, withdrawals from your Managed Sweep Account, including check transactions, exceed deposits and credits, Wells Fargo

                                       11                             PROSPECTUS

Bank will transmit a redemption order on your behalf to the Fund in the dollar amount of that day's Net Sweep Amount. If your Managed Sweep Account with Wells Fargo Bank is closed as described in the applicable Disclosure Statement, Wells Fargo Bank transmits a redemption request on your behalf to the Fund for the balance of the Class S shares of the Fund held through your Account. Your shares are normally redeemed at the next NAV, expected to be a constant $1.00 per share, calculated after the Fund has received the redemption order transmitted on your behalf. The Fund ordinarily will remit your redemption proceeds within seven days after your redemption order is received from Wells Fargo Bank unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of the Fund. In addition, Wells Fargo Bank may withhold redemption proceeds pending check collection or processing or for other reasons all as set forth more fully in "Holds and Funds Availability" and elsewhere in the applicable Disclosure Statement.


                  MANAGEMENT, DISTRIBUTION AND SERVICING FEES

INVESTMENT ADVISER


     Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the investment adviser, provides investment guidance and policy direction in connection with the management of the Fund's assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the investment strategies and performance of the Fund. For its services as investment adviser, Wells Fargo Bank is entitled to receive monthly investment advisory fee at the annual rate of 0.40% of the average daily net assets of the Fund. From time to time, the Fund, consistent with its investment objectives, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. For the year ended December 31, 1995 and the nine-month period ended September 30, 1996, the Fund paid advisory fees to Wells Fargo Bank at an annual rate equal to 0.40% of its average daily net assets.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     Wells Fargo Bank also serves as the Fund's custodian, transfer agent and dividend disbursing agent. Under its Custody Agreement with Wells Fargo Bank, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. The custodial, transfer and dividend disbursing agency services are performed at 525 Market Street, San Francisco, California 94105.

PROSPECTUS                             12

SHAREHOLDER SERVICING AGENT


     The Company has entered into a Shareholder Servicing Agreement with Wells Fargo Bank on behalf of the Class S shares of the Fund and may enter into similar agreements with other entities ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents agree, as agent for their customers, to provide various administrative and liaison services with respect to Fund shares, such as maintaining shareholder accounts and records; assisting shareholders with purchases, exchanges and redemptions; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent receives a fee, as calculated on an annualized basis for the Fund's then-current fiscal year, up to (1) 0.25% of the average daily net assets attributable to the Class S shares of the Fund, as represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules").



     A Shareholder Servicing Agent may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.



ADMINISTRATOR AND CO-ADMINISTRATOR



     Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.04% and 0.02% respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administrative duties to sub-administrators.



     Stephens previously provided substantially the same services as sole administrator to the Fund. For the nine-month period ended September 30, 1996, the Fund paid administrative fees to Stephens at the annual rate of 0.03% of its average daily net assets.


                                       13                             PROSPECTUS

SPONSOR AND DISTRIBUTOR



     Stephens is the Company's sponsor and co-administrator and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.



     Stephens also has entered into a Distribution Agreement pursuant to which it distributes the Fund's shares. The Company has adopted a Distribution Plan on behalf of the Class S shares of the Fund under the SEC's Rule 12b-1 (the "Plan"). Under the Plan and pursuant to the Distribution Agreement, the Fund pays Stephens, as compensation for distribution-related services, a monthly fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Class S shares of the Fund or the maximum amount payable under applicable laws, regulations and rules, whichever is less. The actual fee payable to Stephens is determined, within the applicable limit, from time to time by mutual agreement between the Company and Stephens. Stephens may retain any portion of the total distribution fee payable under the Distribution Agreement to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses. Since the fee payable to Stephens under the Distribution Agreement is not based upon the actual expenditures of Stephens, the expenses of Stephens (which may include overhead expenses) may be more or less than the fees received by it under the Distribution Agreement. The Plan contemplates further that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed above) are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to the Plan.


     In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Fund may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

     Financial institutions acting as Selling Agents, Shareholder Servicing Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES


     From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including advisory, shareholder servicing, transfer agency, custody and administration


PROSPECTUS                             14
fees; payments pursuant to the Plan; interest, fees and expenses of independent auditors and legal counsel; and any extraordinary expenses. Expenses attributable to a class are charged against the assets of the class. Certain expenses attributable only to a class are charged to such shares. General expenses of the Company are allocated among all of the Company's funds, in a manner proportionate to the net assets of each fund, on a transactional basis or on such other basis as the Company's Board of Directors deems equitable.


                                     TAXES


     Distributions from the Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net long-term capital gains, if any, are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.



     Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in your SAI. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in your SAI.



     The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in your SAI.


                                       15                             PROSPECTUS

                             PROSPECTUS APPENDIX --


                         ADDITIONAL INVESTMENT POLICIES



FUND INVESTMENTS


     The Money Market Mutual Fund may invest in the following:


    (i)     U.S. Government obligations (discussed below);

    (ii)    negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC")
            ("bank instruments");

    (iii)   commercial paper rated at the date of purchase P-1 by Moody's Investors Service,
            Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Rating Group ("S&P")
            ("rated commercial paper");

    (iv)    commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment;

    (v)     certain floating and variable rate instruments (discussed below);

    (vi)    certain repurchase agreements (discussed below);

    (vii)   short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below);

    (viii)  certain municipal obligations (discussed below); and

    (ix)    certain securities issued by other investment companies (discussed below).


  Municipal Obligations

     Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

                                      A- 1                            PROSPECTUS

  U.S. Government Obligations


     The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


  Floating- and Variable-Rate Instruments


     The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk. See "Additional Permitted Investment Activities" in the SAI for additional information.


  Repurchase Agreements


     The Fund may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.


  Letters of Credit

     Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer.

PROSPECTUS                            A- 2

Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of the Fund.

  Foreign Obligations


     The Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of and the ability to enforce contractual obligations with respect to securities of issuers located in those countries.



  Other Investment Companies



     The Fund may invest in shares of other open-end, management investment companies provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. Wells Fargo Bank will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund also may purchase shares of exchange-listed, closed-end funds.


  Illiquid Securities


     The Fund may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.


INVESTMENT POLICIES

     The Fund's investment objective, as set forth in "How the Fund
Works -- Investment Objective and Policies," is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the Fund's SAI. If the Company's Board of Directors determines, however, that the investment objective of the Fund can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

                                      A- 3                            PROSPECTUS

  Fundamental Investment Policies


     As matters of fundamental policy, the Fund may: (i) borrow from banks up to 10% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists); (ii) not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; and (iii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding U.S. Government obligations and obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of foreign branches of U.S. banks and obligations of U.S. branches of foreign banks).


  Non-Fundamental Investment Policies


     As a matter of nonfundamental policy: (i) the Fund may not purchase securities of any issuer (except for U.S. Government obligations, for certain temporary purposes and for certain guarantees and unconditional puts) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; and (ii) the Fund may not invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days. With respect to item (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer.


     The following securities are excluded from the 10% limitation: (a) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the Fund's Board of Directors, and (b) commercial paper that is sold under Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two NRSROs and the Fund's Board of Directors has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the Fund's Board of Directors has determined that the commercial paper is of equivalent quality and is liquid.


PROSPECTUS                            A- 4

FOR MORE INFORMATION ABOUT THE FUND SIMPLY CALL 1-800-222-8222, OR WRITE:


STAGECOACH FUNDS
C/O STAGECOACH
  SHAREHOLDER SERVICES
WELLS FARGO BANK, N.A.
P.O. BOX 7066
SAN FRANCISCO, CALIFORNIA 94120-7066


--------------------------------------------------------
   STAGECOACH MONEY MARKET MUTUAL FUNDS:
   ------------------------------------------------------
  - are NOT insured by the FDIC or U.S.
    GOVERNMENT
  - are NOT obligations or deposits of Wells
    Fargo Bank nor guaranteed by the Bank
  - involve investment risk, including possible
    loss of principal                               LOGO
  - seek to maintain a stable net asset value of
    $1.00 per share, however; there can be no
    assurance that the Fund will meet this
    objective.
--------------------------------------------------------


                                      LOGO

                            ------------------------

                                   PROSPECTUS
                            ------------------------

                            Money Market Mutual Fund
                                (Class S Shares)

                            ------------------------

                                February 1, 1997

                            ------------------------

                                NOT FDIC INSURED


SC 0202 (2/97)

                                      LOGO

                         ------------------------------

                                   PROSPECTUS
                         ------------------------------

                               MONEY MARKET TRUST


                                FEBRUARY 1, 1997

                              STAGECOACH FUNDS(R)

                               MONEY MARKET TRUST

Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about one fund of the Stagecoach Family of Funds -- the MONEY MARKET TRUST (the "Fund"). The MONEY MARKET TRUST seeks to provide investors with current income and stability of principal.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.


Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own. A Statement of Additional Information ("SAI"), dated February 1, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-260-5969.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

 WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR AND PROVIDES THE
  FUND WITH CERTAIN OTHER SERVICES FOR WHICH IT IS COMPENSATED. STEPHENS INC.
   ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUND'S
                   SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR.



                       PROSPECTUS DATED FEBRUARY 1, 1997


                                                                      PROSPECTUS

                               TABLE OF CONTENTS
                                    -------


PROSPECTUS SUMMARY                           1

SUMMARY OF FUND EXPENSES                     3

FINANCIAL HIGHLIGHTS                         5

HOW THE FUND WORKS                           6

THE FUND AND MANAGEMENT                      9

INVESTING IN THE FUND                       10

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS     12

HOW TO REDEEM SHARES                        12

MANAGEMENT AND SERVICING FEES               14

TAXES                                       16

PROSPECTUS APPENDIX -- ADDITIONAL
  INVESTMENT POLICIES                      A-1


                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY

  The Fund provides investors with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides summary information about the Fund. For more information, please refer specifically to the identified Prospectus sections and generally to the Fund's Prospectus and SAI.

Q. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


A. The Money Market Trust seeks to provide investors with current income and stability of principal. The Fund pursues its objective by investing its assets in high quality U.S. dollar-denominated money market instruments with remaining maturities not exceeding 397 days (13 months). See "How the Fund Works -- Investment Objective and Policies" and "Prospectus Appendix -- Additional Investment Policies" for further information on investments.


Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF INVESTMENT?


A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How the Fund Works -- Risk Factors" and "Additional Investment Activities" in the SAI for further information on investments and related risks.


Q. WHO MANAGES MY INVESTMENTS?


A. Wells Fargo Bank, as the Fund's investment adviser, manages your investments. Wells Fargo Bank also provides the Fund with administrative, transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Fund. See "The Fund and Management" and "Management and Servicing Fees" for further information.


Q. HOW DO I INVEST?


A. Qualified investors may invest by purchasing Fund shares at the net asset value per share without a sales charge ("NAV"). Qualified investors include customers ("Customers") who maintain qualified accounts with the trust division of Wells Fargo Bank or an affiliate of Wells Fargo Bank (a "Bank"). Customers may include


                                        1                             PROSPECTUS
    individuals, trusts, partnerships and corporations. Purchases are effected through the Customer's account with a Bank under the terms of the Customer's account agreement with the Bank. Investors wishing to purchase Fund shares should contact their account representatives. See "Investing in the Fund" for additional information.



Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?



A. Dividends are declared daily and distributed monthly, and any capital gains are distributed at least annually. All distributions are automatically reinvested in additional shares of the Fund at NAV. Shareholders also may elect to receive distributions in cash. See "Dividend and Capital Gain Distributions" for additional information.


Q. HOW MAY I REDEEM SHARES?


A. You may redeem your shares at NAV, without charge by the Company. Fund shares held by a Bank on behalf of its Customers must be redeemed under the terms of the Customer's account agreement with the Bank. Banks are responsible for transmitting redemption requests to the Company and crediting their Customers' accounts. The Company reserves the right to impose charges for wiring redemption proceeds. See "Investing in the Fund -- Redemption of Shares."


PROSPECTUS                              2

                            SUMMARY OF FUND EXPENSES

                        SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge on Purchases (as a percentage of offering price)............................................................... None
Maximum Sales Charge on Reinvested Distributions....................... None
Maximum Sales Charge on Redemptions.................................... None
Exchange Fees.......................................................... None


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


Management Fee (after waivers or reimbursements)(1)...................  0.00%
Rule 12b-1 Fee........................................................  0.00%
Other Expenses (after waivers or reimbursements)(2)...................  0.20%
                                                                        ----
TOTAL FUND OPERATING EXPENSES (after waivers or reimbursements)(3)....  0.20%
                                                                        ====


-------------------------------


(1) Management Fee (before waivers or reimbursements) would be payable at a maximum annual rate of 0.25%.


(2) Other Expenses (before waivers or reimbursements) would be 0.57%.


(3) Total Fund Operating Expenses (before waivers or reimbursements) would be 0.82%.


Note: The table does not reflect any charges that may be imposed by Wells Fargo
      Bank or another Bank directly on certain customer accounts in connection with an investment in the Fund.


                                        3                             PROSPECTUS

EXAMPLE OF EXPENSES

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
You would pay the following expenses on a
$1,000 investment in a Fund, assuming a 5%
annual return and redemption at the end of
each time period indicated:
    Money Market Trust....................     $2       $ 6       $11       $ 26

                             EXPLANATION OF TABLES


  The purpose of the above tables is to help a shareholder understand the various costs and expenses that an investor in the Fund will pay directly or indirectly.



  SHAREHOLDER TRANSACTION EXPENSES are charges incurred when an investor buys or sells Fund shares. Fund shares are sold with no shareholder transaction expenses imposed by the Company. However, the Company reserves the right to impose a charge for wiring redemption proceeds.



  ANNUAL FUND OPERATING EXPENSES for Fund shares, except where indicated, are based on applicable contract amounts. The amounts have been adjusted to reflect estimated expenses and voluntary fee waivers and expense reimbursements expected to be in effect during the current year. The amount shown under "Other Expenses" reflects projected expenses expected to be in effect during the current year. Wells Fargo Bank and Stephens each have agreed to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Fund to ensure that Total Fund Operating Expenses do not exceed, on an annual basis, 0.20% of the Fund's average daily net assets through August 31, 1997. Any waivers or reimbursements would reduce the Fund's total expenses. There can be no assurance that waivers or reimbursements will continue after that time. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Fund, please see "Management and Servicing Fees."


  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of the Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

PROSPECTUS                              4

                              FINANCIAL HIGHLIGHTS


    The following information has been derived from the Financial Highlights in the Fund's financial statements for the year ended September 30, 1996. This information is provided to assist you in evaluating the Fund's historical performance. Except as set forth below, the Fund's financial statements were audited by KPMG Peat Marwick LLP. The financial information for all periods prior to October 1, 1995, was audited by other auditors to the predecessor fund. On September 6, 1996, shares of a portfolio of Pacifica Funds Trust were reorganized as shares of the Money Market Trust. The financial statements and report thereon for the year ended September 30, 1996 are incorporated by reference into the SAI. This information should be read in conjunction with the Fund's 1996 financial statements and the notes thereto. The Fund's SAI has been incorporated by reference into this prospectus.


                             MONEY MARKET TRUST(1)
                            FOR A SHARE OUTSTANDING


                        YEAR ENDED   PERIOD ENDED          FOR THE YEAR ENDED MAY 31,          PERIOD ENDED
                        SEPT. 30,     SEPT. 30,    ------------------------------------------    MAY 31,
                           1996        1995(2)       1995        1994       1993       1992        1991
                       ------------  ------------  --------    --------    -------    -------  ------------
Net Asset
 Value -- Beginning of
 Period................      $ 1.00      $ 1.00      $ 1.00      $ 1.00     $ 1.00     $ 1.00      $ 1.00
Income from Investment
 Operations:
 Net investment
   income..............        0.05        0.02        0.05        0.03       0.03       0.05        0.05
 Total from investment
   operations..........        0.05        0.02        0.05        0.03       0.03       0.05        0.05
Less Distributions:
 Dividends from Net
   Investment Income...       (0.05)      (0.02)      (0.05)      (0.03)     (0.03)     (0.05)      (0.05)
 Total from
   Distributions.......       (0.05)      (0.02)      (0.05)      (0.03)     (0.03)     (0.05)      (0.05)
 Net Asset Value -- End
   of Period...........      $ 1.00      $ 1.00      $ 1.00      $ 1.00     $ 1.00     $ 1.00      $ 1.00
 Total Return..........        5.43%       5.70%(3)    5.05%       3.21%      2.94%      4.56%       6.48%(3)
Ratios/Supplemental
 Data:
 Net Assets, End of
   Period (000)........  $1,143,767    $286,863    $290,483    $300,894    $74,375    $87,039    $113,141
Ratios to average net
 assets (annualized):
 Ratio of Expenses to
   Average Net
   Assets..............        0.18%       0.19%       0.17%       0.18%      0.46%      0.48%       0.69%
Ratio of Net Investment
 Income to Average Net
 Assets................        5.33%       5.70%       5.06%       3.21%      2.94%      4.56%       6.48%
 Ratio of Expenses to
   Average Net Assets
   Prior to Waived Fees
   and Reimbursed
   Expenses............        0.55%       1.11%       1.07%       1.02%      1.08%      1.04%       1.08%
Ratio of Net Investment
 Income to Average Net
 Assets Prior to Waived
 Fees and Reimbursed
 Expenses..............        4.96%       4.78%       4.16%       2.38%      2.32%      4.00%       6.09%


-------------------


(1) The Fund operated as the Prime Money Market Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A., from its commencement of operations on September 17, 1990 until it was reorganized as the Money Market Trust of Pacifica Funds Trust on October 1, 1995, when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of the Company on September 6, 1996. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


(2) The Money Market Trust changed its fiscal year-end from May 31 to September 30.


(3) Annualized.


                                        5                             PROSPECTUS

                               HOW THE FUND WORKS

INVESTMENT OBJECTIVE AND POLICIES


  The Money Market Trust seeks to provide investors with current income and stability of principal. The Fund pursues its objective by investing in high-quality U.S. dollar-denominated money market instruments with remaining maturities not exceeding 397 days (13 months), as determined in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Permitted investments include U.S. Government short-term obligations, obligations of domestic and foreign banks, commercial paper, repurchase agreements and variable- and floating-rate instruments. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective. In seeking to achieve its investment objective, the Fund invests in "money market" instruments such as those described below. During normal market conditions, the Fund invests at least 80% of its assets in money market instruments. A more complete description of the Fund's investments and investment objectives is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


  The Fund may invest in bankers' acceptances guaranteed by U.S. commercial banks having total assets at the time of purchase in excess of $1.5 billion, and in certificates of deposit of domestic branches of U.S. banks, savings banks and savings and loan associations that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and have total assets at the time of purchase in excess of $1.5 billion. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

  In addition, the Fund may invest in U.S. dollar-denominated time deposits and certificates of deposit issued by foreign branches of such U.S. banks and savings and loan associations. Investments by the Fund in the obligations of foreign branches of domestic banks will not exceed 25% of the value of the Fund's total assets at the time of investment. Although time deposits made by the Fund will normally mature within several days, the Fund may make time deposits with longer maturities.

  The Fund may invest in commercial paper (including variable- and floating-rate instruments) and corporate bonds with remaining maturities of 397 days or less. All securities acquired by the Fund will be U.S. Government obligations or other "First Tier Securities" as defined under Rule 2a-7. First Tier Securities generally consist of instruments that are either rated at the time of purchase in the top rating category by one or more unaffiliated nationally recognized statistical rating organizations ("NRSRO") or issued by issuers with such ratings. The Appendix to the SAI includes a description of the applicable ratings. Unrated instruments purchased by the Fund will be of comparable quality as determined by the investment adviser pursuant to guidelines

PROSPECTUS                              6
approved by the Company's Board of Directors. Certain types of commercial paper are issued only in private placements and may be subject to restrictions on resale and are therefore less liquid.



  The Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities' total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities purchased by the Fund may include collateralized mortgage obligations ("CMOs") issued by private companies. For additional descriptions of the types of securities and investment practices used by the Fund, see "Risk Factors" and "Prospectus Appendix -- Additional Investment Policies" in this Prospectus and "Investment Restrictions" and "Additional Permitted Investment Activities" in the SAI.


RISK FACTORS


  Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.



  The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days. In addition, any security that the Fund purchases must present minimal credit risks and be of high quality (i.e., be rated in the top rating category by the required number of NRSROs or, if unrated, determined to be of comparable quality to such rated securities). These determinations are made by Wells Fargo Bank, as the Fund's investment adviser, under guidelines adopted by the Company's Board of Directors.



  The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may


                                        7                             PROSPECTUS
default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.



  The Fund seeks to reduce risk by investing its assets in securities of various issuers. In addition, the Fund emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment adviser, Wells Fargo Bank, prohibit the purchase for the Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:


  - capped floaters (on which interest is not paid when market rates move above a certain level);

  - leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

  - range floaters (which do not pay any interest if market interest rates move outside of a specified range);

  - dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

  - inverse floaters (which reset in the opposite direction of their index).


  Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates or federal funds rates. See "Prospectus
Appendix -- Additional Investment Policies" and the SAI for further information about the investment policies and risks.


PERFORMANCE


  Fund performance may be advertised from time to time in terms of current yield, effective yield or average annual total return. Performance figures are based on historical results and are not intended to indicate future performance.



  Yield refers to the income generated by an investment in the Fund's shares over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes that the income earned from the shares is reinvested at NAV in shares of the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.


PROSPECTUS                              8

  Average annual total return is based on the overall dollar or percentage change of an investment in the Fund's shares and assumes the investment is at NAV and all dividends and distributions attributable to the shares are reinvested at NAV in shares of the Fund.


  In addition to presenting these standardized performance calculations, at times, the Fund may also present non-standard performance figures, such as 30-day yields or, in sales literature, distribution rates.


  Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling 1-800-260-5969 or by writing the Company at the address shown on the inside front cover of the Prospectus.


                            THE FUND AND MANAGEMENT


  The Fund is one fund in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of 24 other funds. The Company's Board of Directors supervises the Fund's activities and monitors its contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and changing a Fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). A shareholder of record of the Fund is entitled to one vote for each share owned and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.


MANAGEMENT


  Wells Fargo Bank serves as the Fund's investment adviser, administrator, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank serves as a shareholder servicing agent and as a selling agent for the Fund. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1996, Wells Fargo Bank provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser or sub-adviser to the other separately managed series of the Company, and to five other registered, open-end, management investment companies which consist of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary


                                        9                             PROSPECTUS
of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.


  From October 1, 1995 until its acquisition by Wells Fargo & Company on April 1, 1996, Wells Fargo Investment Management Inc. ("WFIM") (formerly, First Interstate Capital Management, Inc.) served as investment adviser to the predecessor portfolio. WFIM, a wholly owned subsidiary of Wells Fargo Bank, has changed its name to Wells Capital Management Incorporated and is located at 444 Market Street, San Francisco, California 94111. Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. served as the investment adviser to the Fund.

                             ---------------------


  Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Investment Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.



                             INVESTING IN THE FUND



SHARE VALUE


  The price of a Fund share is its "net asset value" or NAV. The NAV of shares of the Money Market Trust is computed by adding the value of its portfolio investments plus cash and other assets, deducting liabilities and then dividing the result by the number of Fund shares outstanding. As noted above, the Fund seeks to maintain a constant $1.00 NAV share price, although there is no assurance that it will be able to do so.


  Fund shares may be purchased on any day the Fund is open (a "Business Day"). The Fund is open Monday through Friday and is closed on weekends and federal bank holidays. On any day the trading markets for both U.S. government securities and money market instruments close early, the Fund will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times discussed below may be earlier than 12:00 Noon.


PROSPECTUS                             10

  Wells Fargo Bank calculates the Fund's NAV as of 12:00 Noon (Pacific time) each Business Day. All transaction orders are processed at the NAV next determined after the order is received.

  The Fund's portfolio investments are valued on the basis of amortized cost. This valuation method is based on the receipt of a steady rate of payment from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.

HOW TO BUY SHARES


  Shares of the Fund are sold without a sales load on a continuous basis to Customers who maintain qualified accounts with the trust division of a Bank. Customers may include individuals, trusts, partnerships and corporations. All share purchases are effected through a Customer's account at a Bank through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions are sent to the Bank involved. A Bank (or its nominee) is normally the holders of record of Fund shares acting on behalf of its Customers and reflects its Customers beneficial ownership of shares in the account statements provided to its Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Fund is governed by a Customer's account agreement with a Bank. Investors wishing to purchase shares of the Fund should contact their account representatives.



  Purchase orders for shares in the Fund must be received by the Fund by 12:00 Noon (Pacific time) on a Business Day. Payment for such shares must also be made in federal funds or other funds immediately available to the Custodian no later than 12:00 Noon (Pacific time) on the same Business Day that the purchase order is received. Orders for the purchase of shares are executed at the NAV per share (the "public offering price") next determined after receipt of both an order and payment in proper order. The Fund has no minimum initial or subsequent investment requirement, although a Bank may impose certain minimum Customer account requirements.



  The Bank is responsible for transmitting orders for purchases by the Customers and delivering required funds on a timely basis. If funds are not received within the period described above, the order will be canceled, notice thereof will be given, and the Bank will be responsible for any loss to the Fund or its shareholders. A Bank may charge certain account fees depending on the type of account the investor has established. Payment for shares of the Fund may, in the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.



  The Company reserves the right to reject any purchase order or to suspend sales at any time. Payment for orders that are not received will be returned after prompt inquiry. The


                                       11                             PROSPECTUS
issuance of shares is recorded on the books of the Fund, and share certificates are not issued.

STATEMENTS AND REPORTS


  If a Bank is the recordholder for an investor's account, the Bank sends the investor a monthly account statement after the end of each month in which there has been a transaction that affects the share balance or Fund account registration. Every January, you will be provided a statement with tax information for the previous year to assist you in tax return preparation. At least twice a year, investors receive financial statements from the Fund.



                    DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS


  Dividends from net investment income are declared daily payable to shareholders of record as of 12:00 Noon (Pacific time). If your purchase order is received before 12:00 Noon on any Business Day, you begin earning dividends on the day your purchase order is effective and continue to earn dividends through the day prior to the date you redeem such shares. Dividends for a Saturday, Sunday or Holiday are credited on the preceding Business Day. If you redeem shares before a dividend payment date, any dividends credited to you are paid on the following dividend payment date unless you have redeemed all of the shares in your account, in which case you receive your accrued dividends together with your redemption proceeds. The Fund distributes any capital gains at least annually. The Fund does not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.


  Dividends declared in a month generally are distributed on the last Business Day of that month. All distributions are reinvested automatically in additional shares of the Fund at NAV or, at the option of the investor, paid in cash. Distributions from net realized securities gains are declared and distributed once a year, but the Fund may make distributions on a more frequent basis. In all cases, distributions will be made in a manner that is consistent with the provisions of the 1940 Act.


                              HOW TO REDEEM SHARES


  Redemption requests are effected at the NAV per share next determined after receipt of a redemption request in good order by the Company. Shares held by a Bank on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the Customer's accounts at the Bank. The Bank is responsible for


PROSPECTUS                             12
transmitting redemption requests to the Company and crediting its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Fund shares normally are wired to the redeeming Bank the following Business Day after receipt of the request by the Company. The Company reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Fund or unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of a Fund.


  With respect to shareholders who do not have a relationship with a Bank, Fund shares may be redeemed by writing or calling the Company directly at the address or phone number shown on the inside cover page of the Prospectus. When shares are redeemed directly from the Fund, the Company ordinarily sends the proceeds by check to the investor at the address of record on the next Business Day unless payment by wire is requested. The Company may take up to seven days to make payment, although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Company may suspend redemptions or postpone payment dates.


  To be accepted by the Company, a letter requesting redemption must include:
(i) the Fund's name and account registration from which the shares are being redeemed; (ii) the account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution. An "eligible guarantor institution" includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

  All redemptions of Fund shares are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by an investor during any 90-day period of up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by investors in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's securities

                                       13                             PROSPECTUS
are valued. If the recipient were to sell such securities, the investor might incur brokerage charges.


                         MANAGEMENT AND SERVICING FEES


INVESTMENT ADVISER


  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Fund's investment adviser, provides investment guidance and policy direction in connection with the management of the Fund's assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Fund's investment strategies and performance. For these services, Wells Fargo Bank is entitled to a monthly investment advisory fee at the annual rate of 0.25% of the average daily net assets of the Money Market Trust. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. For the fiscal year ended September 30, 1996, the Fund paid advisory fees at the annual rate of 0.02% of its average daily net assets. For the period prior to September 6, 1996, this includes amounts paid to Wells Fargo Investment Management, Inc. by the predecessor portfolio to the Money Market Trust.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank also serves as the Fund's custodian and transfer and dividend disbursing agent. Under the Custody Agreement, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.


SHAREHOLDER SERVICING AGENTS



  The Fund has entered into a shareholder servicing agreement with Wells Fargo Bank and may enter into similar agreements with other Banks ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide shareholder administrative and liaison servicing with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee at the annual rate of up to 0.20% of the average daily net assets attributable to the shares owned of record or


PROSPECTUS                             14
beneficially by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules").



  A Shareholder Servicing Agent also may impose certain conditions and/or fees on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.



ADMINISTRATOR AND CO-ADMINISTRATOR



  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administrative duties to sub-administrators.



  Stephens previously provided substantially the same services as the Fund's sole administrator. For the year ended September 30, 1996, the Fund paid administrative fees at the annual rate of 0.10% of its daily average net assets. For the period prior to September 6, 1996, this includes amounts paid to Furman Selz LLC by the predecessor portfolio to the Money Market Trust.



SPONSOR AND DISTRIBUTOR



  Stephens is the Company's sponsor and co-administrator and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.


                                       15                             PROSPECTUS

  Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company under which Stephens acts as agent for the Fund for the sale of its shares and may enter into selling agreements with other agents ("Selling Agents") that wish to make available shares of the Fund to their respective customers.



  Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.



  Financial institutions acting as Shareholder Servicing Agents or Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.


FUND EXPENSES


  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors, legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees; and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the fund or class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                                     TAXES


  Distributions from the Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net long-term capital gains, if any, are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional


PROSPECTUS                             16

Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.



  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in your SAI. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in your SAI.



  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in your SAI.


                                       17                             PROSPECTUS

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES

 FUND INVESTMENTS

   Money Market Trust

  The Money Market Trust may invest in the following:

 (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations") (discussed below);

 (ii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC ("bank instruments");

 (iii) commercial paper rated at the date of purchase P-1 by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Corporation ("S&P") ("rated commercial paper");


 (iv) commercial paper unrated at the date of purchase but deemed comparable to rated commercial paper in which the Fund may invest and/or secured by a letter of credit from a U.S. bank that meets the above criteria for investment;


 (v) certain floating and variable rate instruments ("variable rate instruments") (discussed below);


 (vi) certain repurchase agreements ("repurchase agreements") (discussed below);



 (vii) short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below); and



 (viii) certain securities issued by other investment companies (discussed below).


  U.S. Government Obligations


  The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing


                                      A- 1                            PROSPECTUS
or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


  Other Investment Companies


  The Fund may invest in shares of other open-end, management investment companies provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. Wells Fargo Bank will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund also may purchase shares of exchange-listed, closed-end funds.


  Floating- and Variable-Rate Instruments


  The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.


  Repurchase Agreements


  The Fund may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.


PROSPECTUS                            A- 2

  Letters of Credit

  Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of the Fund.

  Foreign Obligations


  The Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


  Short-Term Trading

  The Fund may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover but should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

INVESTMENT POLICIES AND RESTRICTIONS

  The Fund's investment objective, as set forth under "How the Fund Works -- Investment Objective and Policies", is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that the Fund's investment objective could best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

  As matters of fundamental policy, the Fund may: (i) borrow from banks up to 10% of the current value of its net assets only for temporary purposes in order to meet

                                      A- 3                            PROSPECTUS
redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists); (ii) not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; and (iii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, (a) U.S. Government obligations, and (b) obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of foreign branches of U.S. banks and obligations of U.S. branches of foreign banks).

  As a matter of nonfundamental policy, the Fund may not: (i) purchase securities of any issuer (except for U.S. Government obligations, for certain temporary purposes and for certain guarantees and unconditional puts) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer and (ii) invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

  With respect to item (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer. For purposes of item
(ii), repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice, and securities that are not registered under the Securities Act of 1933 (the "1933 Act") but that may be purchased by institutional buyers under Rule 144A, are subject to this 10% limit, unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Board or investment adviser, pursuant to guidelines adopted by the Board, determines that a liquid trading market exists.


  Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two NRSROs and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined that the commercial paper is of equivalent quality and is liquid, if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets. The


PROSPECTUS                            A- 4

Fund may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Illiquid securities may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.


                                      A- 5                            PROSPECTUS

Advised by WELLS FARGO BANK, N.A.


Sponsored/Distributed by


Stephens Inc., Member NYSE/SIPC

                                                                            LOGO

NOT FDIC INSURED

LOGO

P.O. Box 7066

San Francisco, CA 94120-7066



 STAGECOACH MONEY MARKET MUTUAL FUNDS:

--------------------------------------------------------------------------------


  - are NOT FDIC insured
  - are NOT deposits or obligations of Wells Fargo Bank
  - are NOT guaranteed by Wells Fargo Bank
  - involves investment risk, including possible loss of
    principal
  - seek to maintain a stable net asset value of $1.00 per                LOGO
    share, however, there can be no assurance that the fund
    will meet this goal. Yields will vary with market
    conditions.


LOGO

Printed on Recycled Paper                                         SC 0209 (2/97)

                                      LOGO

                         ------------------------------

                                   PROSPECTUS
                         ------------------------------

                                 BALANCED FUND
                               EQUITY VALUE FUND
                             GROWTH AND INCOME FUND
                                 SMALL CAP FUND

                              INSTITUTIONAL CLASS


                                FEBRUARY 1, 1997

                              STAGECOACH FUNDS(R)

                   BALANCED, EQUITY VALUE, GROWTH AND INCOME
                              AND SMALL CAP FUNDS

                              INSTITUTIONAL CLASS

  Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about Institutional Class shares offered by four funds of the Stagecoach Family of Funds -- the BALANCED, EQUITY VALUE, GROWTH AND INCOME and SMALL CAP FUNDS (each, a "Fund" and collectively, the "Funds").

  The BALANCED FUND seeks to provide investors with both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach. The EQUITY VALUE FUND seeks to provide investors with long-term capital appreciation. The GROWTH AND INCOME FUND seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks, and preferred stocks and debt securities that are convertible into common stocks.


  The SMALL CAP FUND seeks above-average long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index (before fees and expenses) over a time horizon of three to five years. The Fund seeks to achieve this objective by investing all of its assets in the Small Cap Master Portfolio ( the "Master Portfolio") of Master Investment Trust ("MIT"), an open-end management investment company, rather than in a portfolio of securities. References to the investment policies and investment risks of the Small Cap Fund, unless otherwise indicated, should also be understood as references to the investment policies and investment risks of the Small Cap Master Portfolio.



  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own. A Statement of Additional Information ("SAI"), dated February 1, 1997, containing additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-260-5969.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                       PROSPECTUS DATED FEBRUARY 1, 1997


                                                                      PROSPECTUS

WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND IS COMPENSATED FOR PROVIDING THE FUNDS WITH CERTAIN OTHER SERVICES. STEPHENS INC. ("STEPHENS"),
     WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUNDS' SPONSOR,
                       CO-ADMINISTRATOR AND DISTRIBUTOR.


PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

PROSPECTUS SUMMARY                                                             1

SUMMARY OF FUND EXPENSES                                                       5

FINANCIAL HIGHLIGHTS                                                           8


HOW THE FUNDS WORK                                                            13



THE FUNDS AND MANAGEMENT                                                      21



INVESTING IN THE FUNDS                                                        25


EXCHANGES                                                                     29


DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS                                       30



MANAGEMENT AND SERVICING FEES                                                 30


TAXES                                                                         34

PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY

  The Funds provide investors with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides summary information about the Funds. For more information, please refer specifically to the identified Prospectus sections and generally to the Funds' Prospectus and SAI.

Q. WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A.The BALANCED FUND seeks to provide investors with both capital appreciation and current income resulting in high total investment return consistent with prudent investment risk and a balanced investment approach. The Fund pursues this objective by investing in equity securities and debt instruments through a balanced and diversified program. The Fund normally invests between 30% and 70% of its assets in common stocks that are considered by the investment adviser to have better than average prospects for growth of capital and income. The Fund invests primarily in domestic equity securities, but may invest up to 5% of its assets in equity securities listed or traded exclusively on a foreign exchange. The Fund's remaining assets are invested in senior fixed-income securities, including corporate debt securities, commercial paper and mortgage-backed and asset-backed securities, based on the relative stability of income and principal of such securities. Debt instruments in which the Fund invests are rated at least investment grade or deemed comparable.


    The EQUITY VALUE FUND seeks to provide investors with long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks and may invest in debt securities that are convertible into common stocks of both domestic and foreign companies. The Fund may invest in large, well-established companies and smaller companies with market capitalizations exceeding $50 million. The Fund may invest up to 5% of its assets in foreign equity securities. Income generation is a secondary consideration in selecting investments. The Fund may purchase dividend paying stocks of particular issuers when the issuer's dividend record may, in the investment adviser's opinion, have a favorable influence on the market value of the securities. The Fund also may purchase convertible securities with the same characteristics as common stocks. Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks.


    The GROWTH AND INCOME FUND seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks, and preferred stocks and debt securities that are convertible into common stocks. Common stocks are

                                        1                             PROSPECTUS
    selected on the basis of strong earnings growth trend, above-average prospects for future earnings growth and diversification among industries and companies. Convertible securities are selected on the basis of strong earnings and credit record, the ability to provide current income and the same characteristics described above with respect to common stocks.

    The SMALL CAP FUND seeks above-average long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index (before fees and expenses) over a time horizon of three to five years. The Fund pursues this investment objective by investing all of its assets in the Master Portfolio. The Master Portfolio has the same investment objective as the Fund. The Master Portfolio pursues this investment objective through the active management of a broadly diversified portfolio consisting primarily of growth-oriented common stocks with market capitalizations between $50 million and $1 billion at the time of acquisition. The Master Portfolio intends to sell the common stock of any company in its investment portfolio after such Company's market capitalization exceeds $2 billion.

    See "How the Funds Work -- Investment Objectives and Policies" and "Prospectus Appendix -- Additional Investment Policies" for further information on investments.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF INVESTMENT?


A.An investment in a Fund is not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your shares of the Fund. Therefore, you should be prepared to accept some risk with the money you invest in a Fund. The portfolio equity securities of a Fund are subject to equity market risk. Equity market risk is the risk that common stock prices will fluctuate or decline over short or even extended periods. As of the date of this Prospectus, the stock market, as measured by the S&P 500 and other commonly used indices, is trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of a Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which a Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund. The Small Cap Fund and the Growth and Income Fund each may invest a significant portion of its assets in securities of smaller and newer issuers. Investments in such companies may present opportunities for capital appreciation because of high potential earnings growth, but may present greater risks than investments in more established companies with


PROSPECTUS                              2
    longer operating histories and greater financial capacity. Investments in foreign securities by a Fund involve special risks and considerations not usually associated with investments in U.S. companies. As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives. See "How the Funds Work -- Investment Objectives and Policies," "How the Funds Work -- Risk Factors" and "Prospectus
    Appendix -- Additional Investment Policies" below and "Additional Permitted Investment Activities" in the SAI for further information about the Funds' investments and related risks.


Q. WHO MANAGES MY INVESTMENTS?


A.Wells Fargo Bank, as each Fund's and the Master Portfolio's investment adviser, manages your investments. Wells Fargo Bank also provides the Funds with administrative, transfer and dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Funds and provides certain of these services to the Master Portfolio. See "The Funds and Management" and "Management and Servicing Fees" for further information.


Q. HOW DO I INVEST?


A.Qualified investors may invest by purchasing Institutional Class shares of the Funds at the net asset value per share without a sales charge ("NAV"). Qualified investors include certain customers of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions ("Institutions"). Customers may include individuals, trusts, partnerships and corporations. Purchases are effected through the customer's account with the Institution under the terms of the customer's account agreement with the Institution. Investors wishing to purchase a Fund's Institutional Class shares should contact their account representatives. The minimum initial purchase amount on Institutional Class shares is $2 million and the minimum subsequent purchase amount on such shares is $25,000. Investors in various fiduciary accounts and certain other investors are not subject to minimum initial or subsequent purchase amount requirements. See "Investing in the Funds" for additional information.



Q. HOW MAY I REDEEM SHARES?



A.Investors may redeem shares at NAV, without charge by the Company.
  Institutional Class shares held by an Institution on behalf of its customers must be redeemed under the terms of the customer's account agreement with the Institution. Institutions are responsible for transmitting redemption requests to the Company and crediting their customers' accounts. The Company reserves the right to impose


                                        3                             PROSPECTUS
    charges for wiring redemption proceeds. See "Investing in the Funds -- Redemption of Institutional Class Shares."


Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?



A.Dividends of the Balanced, Equity Value and Growth and Income Funds are declared and distributed quarterly. Dividends of the Small Cap Fund are declared and distributed annually. All distributions are automatically reinvested in additional Institutional Class shares of the respective Fund at NAV. Shareholders also may elect to receive distributions in cash. Any capital gains are distributed at least annually. See "Dividend and Capital Gain Distributions" for additional information.


Q. WHAT ARE DERIVATIVES AND DO THE FUNDS USE THEM?


A.Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as buying and selling options and futures and entering into currency exchange contracts or swap agreements, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.


Q. WHAT STEPS DO THE FUNDS TAKE TO CONTROL DERIVATIVES-RELATED RISKS?


A.Wells Fargo Bank uses a variety of internal risk management procedures to ensure that derivatives' use is consistent with a Fund's investment objective, does not expose the Fund to undue risks and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Derivatives use by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. For more information on a Fund's investment activities, see "How the Funds Work" and "Prospectus Appendix -- Additional Investment Policies."


PROSPECTUS                              4

                            SUMMARY OF FUND EXPENSES
                           INSTITUTIONAL CLASS SHARES

                        SHAREHOLDER TRANSACTION EXPENSES


                              BALANCED    EQUITY    GROWTH AND   SMALL CAP
                                FUND    VALUE FUND  INCOME FUND    FUND
Maximum Sales Charge on
  Purchases (as a percentage
  of offering price).........   None       None         None        None
Maximum Sales Charge on
  Reinvested Distributions...   None       None         None        None
Maximum Sales Charge on
  Redemptions................   None       None         None        None
Exchange Fees................   None       None         None        None


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                              BALANCED    EQUITY    GROWTH AND   SMALL CAP
                                FUND    VALUE FUND  INCOME FUND    FUND
Management Fee...............   0.60%      0.50%        0.50%       0.60%
Rule 12b-1 Fee...............   None       None         None        None
Other Expenses (after waivers
  or reimbursements).........   0.35%(1)    0.45%(1)     0.63%      0.15%(1)
                               -----      -----        -----       -----
TOTAL FUND OPERATING EXPENSES
  (after waivers or
  reimbursements)(2).........   0.95%      0.95%        1.13%       0.75%
                               =====      =====        =====       =====


---------------------------------


(1) Other Expenses (before waivers or reimbursements) would be 0.67%, 0.50% and 0.50%, respectively, for the Balanced, Equity Value and Small Cap Funds.



(2) Total Fund Operating Expenses (before waivers or reimbursements) would be 1.27%, 1.00% and 1.10%, respectively, for the Balanced, Equity Value and Small Cap Funds.



Note: The tables do not reflect any charges that may be imposed by Wells Fargo
      Bank or another Institution directly on certain customer accounts in connection with an investment in the Funds.


                                        5                             PROSPECTUS

EXAMPLE OF EXPENSES


                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
An investor would pay the following
expenses on a $1,000 investment in
a Fund's Institutional Class
shares, assuming a 5% annual return
and redemption at the end of each
time period indicated:
    Balanced Fund..................    $ 10      $30       $53       $117
    Equity Value Fund..............    $ 10      $30       $53       $117
    Growth and Income Fund.........    $ 12      $36       $62       $137
    Small Cap Fund.................    $  8      $24       $42       $ 93


                             EXPLANATION OF TABLES


  The purpose of the foregoing tables is to help a shareholder understand the various costs and expenses that an investor in a Fund will pay directly or indirectly. For the Small Cap Fund, the tables reflect expenses at both the Fund and Master Portfolio levels.



  SHAREHOLDER TRANSACTION EXPENSES are charges incurred when a shareholder buys or sells Fund shares. Institutional Class shares are sold with no shareholder transaction charges imposed by the Company. The Company reserves the right to impose a charge for wiring redemption proceeds.



  ANNUAL FUND OPERATING EXPENSES are based on applicable contract amounts for "Management Fee" and "Rule 12b-1 Fee" and estimated amounts for "Other Expenses." Wells Fargo Bank and Stephens have each agreed to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, each Fund to ensure that the "Total Fund Operating Expenses" do not exceed, on an annual basis, 0.95%, 0.95% or 1.13% respectively, of the Balanced, Equity Value or Growth and Income Funds' average daily net assets through August 31, 1997. Any waivers or reimbursements will reduce a Fund's total expenses. There can be no assurance that waivers or reimbursements will continue after that time. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Funds, please see "Management and Servicing Fees."


  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. This annual rate of return should not be considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

PROSPECTUS                              6

  With regard to the combined fees and expenses of the Small Cap Fund and the Master Portfolio, the Company's Board of Directors has considered whether various costs and benefits of investing all of the Fund's assets in a corresponding Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities directly. The Company's Board of Directors believes that the aggregate per share expenses of the Fund will not be more than the expenses incurred by the Fund if the Fund invested directly in the type of securities held by the Master Portfolio. The Company's Board of Directors believes that if other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by the Fund would be spread among a potentially larger asset base provided by more than one fund investing in the Master Portfolio. There can be no assurance that these economic efficiencies will be achieved. In addition, the Master Portfolio may sell its interests to other mutual funds or accredited investors. The expenses and corresponding returns of these other classes and funds may differ from the expenses and returns of the Institutional Class shares described herein. The Funds offer to retail shareholders certain classes of shares not described herein. Information regarding these and any other investment options in the Funds or the Small Cap Master Portfolio may be obtained by calling Stephens at 1-800-643-9691. Additional information regarding the Funds' expenses is included under "The Funds and Management" and "Management and Servicing Fees" and in the SAI under "Management" and "Servicing Plans."


                                        7                             PROSPECTUS

                              FINANCIAL HIGHLIGHTS


  The following information has been derived from the Financial Highlights in the financial statements for the fiscal period ended September 30, 1996. This information is provided to assist you in evaluating the historical performance of each Fund. Except as set forth below, the Funds' financial statements were audited by KPMG Peat Marwick LLP. For the Balanced Fund and Equity Value Fund, the financial statements for the periods prior to October 1, 1995, were each audited by other auditors. On September 6, 1996, the Institutional Class shares of certain portfolios of Pacifica Funds Trust were reorganized as the Institutional Class shares of the Balanced and Equity Value Funds. Prior to October 1, 1995, the Balanced and Equity Value Funds offered a single class of shares designated the Investor Class shares. The financial information presented for these Funds for periods prior to October 1, 1995 reflects the performance of the Investor Class shares. For the Growth and Income Fund, the financial information for periods prior to January 1, 1992 was audited by other auditors. The financial statements and the report thereon for the period ended September 30, 1996 are incorporated by reference into the SAI. This information should be read in conjunction with the Funds' 1996 financial statements and the notes thereto. The SAI is incorporated by reference into this Prospectus.


PROSPECTUS                              8

                                BALANCED FUND(1)

                            FOR A SHARE OUTSTANDING


                                                     INSTITUTIONAL                         INVESTOR SHARES
                                                     CLASS SHARES   -------------------------------------------------------------
                                                     ------------                                                        PERIOD
                                                      YEAR ENDED                YEAR ENDED SEPTEMBER 30,                  ENDED
                                                      SEPT. 30,     -------------------------------------------------   SEPT. 30,
                                                         1996        1995       1994       1993      1992      1991       1990
                                                     ------------   -------   --------   --------   -------   -------   ---------
Net asset value -- beginning of period...............     $11.84     $11.67     $12.71     $11.18    $10.80     $9.50     $10.00
Income from investment operations:
  Net investment income (loss).......................       0.40       0.46(2)    0.43 (2)   0.44(2)   0.42(2)   0.52      (0.14)
  Net realized and unrealized gain (loss) on
    investments......................................       0.89       0.68(2)   (0.13)(2)   1.72(2)   0.53(2)   1.40      (0.64)
    Total from investment operations.................       1.29       1.14       0.30       2.16      0.95      1.92      (0.50)
Less Distributions:
  Dividends from net investment income ..............      (0.40)     (0.47)     (0.46)     (0.43)    (0.43)    (0.62)        --
  Distributions from net realized gain ..............      (1.28)     (0.50)     (0.88)     (0.20)    (0.14)       --         --
    Total from distributions.........................      (1.68)     (0.97)     (1.34)     (0.63)    (0.57)    (0.62)        --
  Net asset value -- end of period...................     $11.45     $11.84     $11.67     $12.71    $11.18    $10.80     $ 9.50
    Total return (not annualized)....................      10.80%     10.62%      2.30%     19.83%     9.03%    20.78%     (5.00)%
Ratios/supplemental data:
  Net assets, end of period (000)....................    $72,327    $89,034   $108,290   $104,434   $65,226   $50,038    $33,185
  Ratios to average net assets (annualized)
  Ratio of expenses to average net assets............       0.94%      1.03%      1.09%      1.01%     1.02%     0.96%      0.93%(3)
  Ratio of net investment income to average net
    assets...........................................       3.29%      4.05%      3.55%      3.62%     3.76%     5.88%      5.87%(3)
  Portfolio turnover.................................        131%        90%        35%        60%       49%       30%        12%
  Average commission rate paid(3)....................    $0.0603         --         --         --        --        --         --
  Ratio of expenses to average net assets prior to
    waived fees and reimbursed expenses..............       1.11%      1.05%      1.11%      1.06%    1.110%     1.18%      1.60%
  Ratio of net investment income to average net
    assets prior to waived fees and reimbursed
    expenses.........................................       3.12%      4.03%      3.53%      3.57%     3.60%     5.66%      5.20%


-------------------


(1)  The Fund operated as a series of Pacifica Funds Trust from its commencement of operations on July 2, 1990 until it was reorganized as a series of the Company on September 6, 1996. In connection with the reorganization, existing Investor
     Shares were converted into Class A shares of the Fund. Institutional Class shares of the Fund commenced operations on
     October 1, 1995. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM"). In
     connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells
     Fargo Investment Management, Inc.
(2)  Per share data are based upon average monthly shares outstanding.
(3)  For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                                        9                             PROSPECTUS

                              EQUITY VALUE FUND(1)

                            FOR A SHARE OUTSTANDING


                                                                                          INVESTOR SHARES
                                                  INSTITUTIONAL    --------------------------------------------------------------
                                                   CLASS SHARES                                                          PERIOD
                                                  --------------                YEAR ENDED SEPTEMBER 30,                  ENDED
                                                    YEAR ENDED     --------------------------------------------------   SEPT. 30,
                                                  SEPT. 30, 1996     1995       1994       1993      1992      1991       1990
                                                  --------------   --------   --------   --------   -------   -------   ---------
Net asset value -- beginning of period............    $  13.27     $  12.36   $  13.17   $  10.73   $ 10.45   $  8.48    $ 10.00
Income from investment operations:
  Net investment income...........................        0.22         0.24(2)    0.20(2)    0.21(2)   0.20(2)   0.28       0.08
  Net realized and unrealized gain (loss) on
    investments...................................        1.61         1.63(2)    0.74(2)    2.75(2)   0.49(2)   1.98      (1.60)
                                                     --------      --------   --------   --------   -------   -------    -------
    Total from investment operations..............        1.83         1.87       0.94       2.96      0.69      2.26      (1.52)
                                                     --------      --------   --------   --------   -------   -------    -------
Less Distributions:
  Dividends from net investment income............       (0.23)       (0.25)     (0.21)     (0.23)    (0.22)    (0.29)        --
  Distributions from net realized gain............       (2.22)       (0.71)     (1.54)     (0.29)    (0.19)       --         --
                                                     --------      --------   --------   --------   -------   -------    -------
    Total from distributions......................       (2.45)       (0.96)     (1.75)     (0.52)    (0.41)    (0.29)        --
                                                     --------      --------   --------   --------   -------   -------    -------
  Net asset value -- end of period................    $  12.65     $  13.27   $  12.36   $  13.17   $ 10.73   $ 10.45    $  8.48
                                                     ========      ========   ========   ========   =======   =======    =======
    Total return (not annualized).................       14.58%       16.58%      7.49%     28.22%     6.81%    27.05%    (15.20)%
Ratios/supplemental data:
  Net assets, end of period (000).................    $206,620     $170,406   $168,852   $140,551   $92,915   $68,412    $26,100
  Ratios to average net assets (annualized)
  Ratio of expenses to average net assets.........        0.87%        0.96%      0.99%      0.98%     1.02%     0.98%      0.91%(3)
  Ratio of net investment income to average net
    assets........................................        1.69%        1.97%      1.60%      1.73%     1.86%     2.69%      3.38%(3)
  Portfolio turnover..............................          91%          75%        41%        82%       78%       36%        21%
  Average commission rate paid(3).................    $ 0.0558           --         --         --        --        --         --
  Ratio of expenses to average net assets prior to
    waived fees and reimbursed expenses...........        0.92%        0.98%      1.01%      0.99%     1.02%     1.11%      1.86%
  Ratio of net investment income (loss) to average
    net assets prior to waived fees and reimbursed
    expenses......................................        1.64%        1.95%      1.58%      1.72%     1.86%     2.56%      2.43%


-------------------


(1) The Fund operated as a series of Pacifica Funds Trust from its commencement of operations on July 2, 1990 until it was reorganized as a series of the Company on September 6, 1996. In connection with the reorganization, existing Investor Shares were converted into Class A shares of the Fund. Institutional Class shares of the Fund commenced operations on October 1, 1995. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM"). In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

(2) Per share data are based upon average monthly shares outstanding.

(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


PROSPECTUS                             10

                             GROWTH AND INCOME FUND


                  FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING



                                                                 PERIOD ENDED
                                                                  SEPT. 30,
                                                                   1996(1)
                                                                 ------------
Net asset value, beginning of period...........................    $  20.03
Income from investment operations:
  Net investment income........................................        0.02
  Net realized and unrealized gain on investments..............        0.97
                                                                    -------
    Total from investment operations...........................        0.99
Less distributions:
  Dividends from net investment income.........................       (0.01)
  Distributions from net realized gain.........................        0.00
                                                                    -------
    Total from distributions...................................       (0.01)
                                                                    -------
  Net asset value, end of period...............................    $  21.01
                                                                    =======
    Total return (not annualized)..............................       3.41%
Ratios/supplemental data:
  Net assets, end of period (000)..............................    $ 18,508
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets......................       0.96%
  Ratio of net investment income (loss) to average net
    assets.....................................................       1.27%
  Portfolio turnover...........................................         83%
  Average commission rate paid(2)..............................    $ 0.0702
  Ratio of expenses to average net assets prior to waived fees
    and reimbursed expenses....................................       0.96%
  Ratio of net investment income to average net assets prior to
    waived fees and reimbursed expenses........................       1.27%
-------------------
(1) Institutional Class shares of the Fund commenced operations on September
    6, 1996.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                                       11                             PROSPECTUS

                                 SMALL CAP FUND


                  FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING



                                                                 PERIOD ENDED
                                                                  SEPT. 30,
                                                                   1996(1)
                                                                 ------------
Net asset value, beginning of period...........................    $  22.01
Income from investment operations:
  Net investment income........................................        0.00
  Net realized and unrealized gain on investments..............        0.44
                                                                    -------
    Total from investment operations...........................        0.44
Less distributions:
  Dividends from net investment income.........................        0.00
  Distributions from net realized gain.........................        0.00
                                                                    -------
    Total from distributions...................................        0.00
                                                                    -------
  Net asset value, end of period...............................    $  22.45
                                                                    =======
    Total return (not annualized)..............................       2.00%
Ratios/supplemental data:
  Net assets, end of period (000)..............................    $ 24,553
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets(2)...................       1.60%
  Ratio of net investment income (loss) to average net
    assets(2)..................................................      (1.15%)
  Portfolio turnover(3)........................................         10%
  Average commission rate paid(3)..............................    $ 0.0800
  Ratio of expenses to average net assets prior to waived fees
    and reimbursed expenses(2).................................       1.63%
  Ratio of net investment income (loss) to average net assets
    prior to waived fees and reimbursed expenses(2)............      (1.18%)
-------------------
(1) The Fund commenced operations on September 16, 1996.
(2) Ratio includes income and expenses allocated from the Small Cap Master
    Portfolio.
(3) Reflects activity of the Small Cap Master Portfolio. For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


PROSPECTUS                             12

                               HOW THE FUNDS WORK

INVESTMENT OBJECTIVES AND POLICIES


  The EQUITY VALUE FUND seeks to provide investors with long-term capital appreciation. The Fund pursues this objective by investing primarily in equity securities, including common stocks and may invest in debt instruments that are convertible into common stocks of both domestic and foreign companies. The Fund may invest in large, well-established companies and smaller companies with market capitalization exceeding $50 million. The Fund may invest up to 25% of its assets in American Depositary Receipts and similar instruments. Income generation is a secondary consideration. The Fund may purchase dividend paying stocks of particular issuers when the issuer's dividend record may, in the investment adviser's opinion, have a favorable influence on the market value of the securities. The Fund also may purchase convertible securities with the same characteristics as common stocks. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective.



  The BALANCED FUND seeks to provide investors with both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach. The Fund pursues this objective by investing in equity securities and debt instruments through a balanced and diversified program. The Fund normally invests between 30% and 70% of its assets in common stocks that are considered by the investment adviser to have better than average prospects for growth of capital and income. The Fund invests primarily in domestic equity securities. The Fund may invest up to 25% of its assets in American Depositary Receipts or similar instruments. The remaining balance of the Fund's assets is invested in senior fixed-income securities, including corporate debt securities, commercial paper and mortgage-backed and asset-backed securities, based on the relative stability of income and principal of such securities. Debt instruments in which the Fund may invest are rated at least investment grade or deemed comparable.


  In selecting senior fixed-income securities for the Balanced Fund, the adviser seeks to select those debt instruments that appear best calculated to achieve the Fund's investment objective within the credit and risk tolerances established for the Fund. In accordance with those policies, the Balanced Fund may purchase commercial paper rated "A-2" or better by S&P or "Prime-2" or better by Moody's, corporate debt securities rated "BBB" or better by S&P or "Baa" or better by Moody's (which contain some speculative characteristics) and mortgage-backed and asset-backed securities rated "AA" or better by S&P or "Aa" or better by Moody's (or the foregoing types of debt securities given equivalent ratings by at least two other nationally recognized statistical rating

                                       13                             PROSPECTUS
organizations ("NRSROs"), or, if any such securities are not rated, are of comparable quality in the adviser's opinion).

  The Balanced Fund may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) that are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.


  In selecting equity investments (which may include common stocks of both domestic and foreign companies) for the Equity Value and Balanced Funds, the adviser selects companies for investment using both quantitative and qualitative analysis to identify those issuers that, in the adviser's opinion, exhibit below-average valuation multiples, above-average financial strength, a strong position in their industry and a history of steady profit growth.



  The adviser also may select other equity securities in addition to common stocks for investment by the Equity Value and Balanced Funds. Such other equity securities are preferred stocks, high grade securities convertible into common stocks, and warrants. Neither Fund will invest more than 5% of its net assets in warrants, no more than 2% of which will be invested in warrants which are not listed on the New York or American Stock Exchanges. For temporary defensive purposes, however, both the Equity Value and Balanced Funds may invest in U.S. Government obligations, certificates of deposit, bankers acceptances, commercial paper, repurchase agreements (maturing in seven days or less) and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) that are rated investment grade or better by S&P or Moody's.


  The Equity Value and Balanced Funds also may hold short-term U.S. Government obligations, money market instruments, repurchase agreements, securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), and cash, pending investment, to meet anticipated redemption requests or if, in the opinion of the investment adviser, suitable investments for a Fund are unavailable. Such investments may be made in such proportions as, in the opinion of the investment adviser, existing circumstances may warrant, and may include obligations of foreign banks and foreign branches of U.S. banks.


  A more complete description of the Funds' investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


GROWTH AND INCOME FUND

  The Growth and Income Fund seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks, and preferred stocks and debt securities that are convertible into common stocks. There can be no assurance that

PROSPECTUS                             14
the Fund, which is a diversified portfolio, will achieve its investment objective. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks and securities which are convertible into common stocks and at least 65% of its total assets in income-producing securities.



  The Growth and Income Fund invests in common stocks of issuers that, in the opinion of Wells Fargo Bank, as the Fund's investment adviser, exhibit a strong earnings growth trend and that are believed by Wells Fargo Bank to have above-average prospects for future earnings growth. The Fund maintains a portfolio of common stocks diversified among industries and companies. The Fund may invest in common stocks of large companies which Wells Fargo Bank believes offer the potential for long-term earnings growth or above-average dividend yield. Emphasis may be placed on common stocks which are trading at low price-to-earnings ratios, either relative to the overall market or to the security's historic price-to-earnings relationship, and on common stocks of issuers that have historically paid above-average dividends. Some investments also may be made in common stocks of medium- and smaller-size companies which may have the potential to generate high levels of future revenue and earnings growth and where the investment opportunity may not be fully reflected in the price of the securities but which may involve greater risks than investments in larger companies.


  The Growth and Income Fund intends to invest less than 50% of its assets in the securities of medium- and smaller-size companies and the remainder in securities of larger-size companies. However, the actual percentages may vary according to changes in market conditions and the judgment of the adviser of how best to achieve the Fund's investment objective.


  The Growth and Income Fund may invest in equity securities of companies in "emerging" or less developed markets and may invest up to 25% of its assets in American Depositary Receipts or similar instruments.


  The Growth and Income Fund may temporarily hold assets in cash or make short-term investments to the extent appropriate to maintain adequate liquidity for redemption requests or other cash management needs, or for temporary defensive purposes. The short-term investments that the Fund may purchase for liquidity purposes include U.S. Treasury bills, shares of other mutual funds and repurchase agreements (as described below).


  A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


THE SMALL CAP FUND


  The Small Cap Fund seeks above-average long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index (before fees and expenses) over a time horizon of three to five years. The Small Cap


                                       15                             PROSPECTUS

Fund seeks to achieve its investment objective by investing all of its assets in the Small Cap Master Portfolio, which has the same investment objective as the Fund. The Fund and Master Portfolio seek to provide above-average capital growth for investors willing to assume above-average risk. See
"Management -- Master/Feeder Structure" in the SAI for additional information regarding the Fund's investment in the Master Portfolio.



  The Master Portfolio seeks to achieve this investment objective through the active management of a broadly diversified portfolio of growth-oriented common stocks. The Master Portfolio invests primarily in companies whose market capitalizations fall within the capitalization range of the companies listed on the Russell 2000, although it may sometimes invest in companies with capitalizations greater or less than these amounts. As of July 1996, the capitalization range of the Russell 2000 was between $161 million and $1.1 billion. This range is expected to change frequently. The Master Portfolio will sell the common stock of any company in its investment portfolio after such company's market capitalization exceeds $2 billion. The Master Portfolio invests primarily in common stocks of domestic and foreign companies believed by Wells Fargo Bank, as investment adviser, to be characterized by new or innovative products, services or processes and to have above-average prospects for capital appreciation.



  Under normal market conditions, the Small Cap Master Portfolio holds at least 20 common stock issues spread across multiple industry groups and sectors of the economy. The majority of these holdings consist of smaller capitalization companies, established growth companies and turnaround or acquisition candidates. The Master Portfolio may acquire securities through initial public offerings of companies whose securities have been offered to the public for three months or less ("IPOs") and may acquire and hold securities of start-up companies and other newer issuers. It is expected that no more than 20% of the Master Portfolio's assets will be invested in these highly aggressive issues at one time. The equity securities in the Master Portfolio's investment portfolio may have some of the following characteristics: low or no dividends; smaller market capitalizations (less than $1 billion); less market liquidity; newly public companies (i.e., recent initial public offering); relatively short operating histories; aggressive capitalization structures (including high debt levels); and involvement in rapidly growing/changing industries and/or new technologies. The Master Portfolio may invest in equity securities of companies in "emerging" or less developed markets. The Master Portfolio may invest up to 25% of its assets in American Depositary Receipts and similar instruments.


  Under ordinary market conditions, up to 5% of the Master Portfolio's net assets will be invested in convertible debt securities that are not either rated in the four highest rating categories by one or more NRSROs, such as Moody's or S&P, or unrated securities determined by Wells Fargo Bank to be of comparable quality. Securities rated in the fourth lowest rating category (i.e., rated "BBB" by S&P or "Baa" by Moody's) are regarded by S&P as having an adequate capacity to pay interest and repay principal, but

PROSPECTUS                             16
changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics.


  From time to time Wells Fargo Bank may determine that conditions in the securities markets make pursuing the Master Portfolio's basic investment strategy inconsistent with the best interests of the Master Portfolio's investors. At such times, Wells Fargo Bank may use temporary alternative strategies, primarily designed to reduce fluctuations in the value of the Master Portfolio's assets. In implementing these temporary "defensive" strategies, the Master Portfolio may invest in preferred stock or investment-grade debt securities and in money market securities. It is expected that these temporary "defensive" investments will not exceed 35% of the Master Portfolio's total assets.



  The Master Portfolio pursues an active trading investment strategy, and the length of time the Master Portfolio has held a particular security is not generally a consideration in investment decisions. Accordingly, the Master Portfolio's portfolio turnover rate may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to the Master Portfolio, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate capital gains tax consequences.



  A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.



  The Master Portfolio



  The Master Portfolio is the successor to certain assets of the Small Capitalization Growth Fund for Employment Retirement Plans, a collective investment fund (the "Collective Investment Fund"). The Collective Investment Fund was a private, non-registered investment fund previously managed by Wells Fargo. Immediately prior to the commencement of the Fund's operations, the assets of the Collective Investment Fund were purchased by the Master Portfolio and the Collective Investment Fund redeemed all of its outstanding interests and ceased operating as a trust. The Master Portfolio manages its investments in a manner identical in all material respects to the operation of the Collective Investment Fund.



  Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its


                                       17                             PROSPECTUS
objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.


RISK FACTORS


  The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. Shareholders of a Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund and the value of an investment in a Fund may increase or decrease.



  The portfolio equity securities of a Fund are subject to equity market risk. Equity market risk is the risk that common stock prices will fluctuate or decline over short or even extended periods. As of the date of this prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices, is trading at or close to record levels. There can be no assurance that these performance levels will continue.



  The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.


  The market value of a Fund's investment in fixed-income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security also may affect the value of these investments. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value. Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The adviser will consider such an event in

PROSPECTUS                             18
determining whether the Balanced Fund should continue to hold the obligation. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.



  There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.



  Investing in the securities of issuers in any foreign country, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary instability or diplomatic developments that could adversely affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.


  There are special risks involved in investing in emerging-market countries. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies.

                                       19                             PROSPECTUS

In addition, the financial markets of emerging market countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

  Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

  The adviser may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.


  The Master Portfolio pursues an active trading investment strategy, and the length of time the Master Portfolio has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate for such Master Portfolio may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to the Master Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences. These expenses and capital gain consequences will be passed on to the Small Cap Fund.


  There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.

PERFORMANCE

  Fund performance may be advertised from time to time in terms of average annual total return, cumulative total return and yield. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of a Fund.


  Average annual total return of the Institutional Class shares is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund's Institutional Class and assumes the investment is at NAV and all dividends and capital-gain


PROSPECTUS                             20
distributions attributable to a class are also reinvested at NAV in shares of the class. Cumulative total return is calculated similarly except that the return figure is aggregated over the relevant period instead of annualized.

  Yield refers to the income generated by an investment in a class of a Fund's shares over a specified period (usually 30 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes reinvestment of the income earned from a Fund. Because of the effects of compounding, effective yields are slightly higher than yields.


  In addition to presenting these standardized performance figures, at times, the Funds also may present non-standard performance figures, including distribution rates. Because of the differences in the fees and/or expenses borne by shares of each class of a fund the performance figures of one class of shares can be expected, at any given time, to vary from the performance figures for other classes of the Funds.



  Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request free of charge by calling the Company at 1-800-260-5969 or by writing the Company at the address shown on the inside front cover of the Prospectus.



                            THE FUNDS AND MANAGEMENT


THE FUNDS


  The Funds are four of the funds offered by the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-one other funds. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors at NAV. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. Please contact Stagecoach Shareholder Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.


  The Company's Board of Directors supervises the Funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and

                                       21                             PROSPECTUS
distribution plans, and changing a Fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). A Fund shareholder of record is entitled to one vote for each share owned and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.


MANAGEMENT


  Wells Fargo Bank is the Funds' investment adviser, administrator, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank serves as a shareholder servicing agent and selling agent of the Funds. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as investment adviser to the other separately managed funds of the Company, and as investment adviser or sub-adviser to five other registered, open-end, management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.



  Subsequent to acquisition by Wells Fargo & Company of First Interstate Bancorp on April 1, 1996, Wells Fargo Investment Management, Inc. ("WFIM") (formerly, First Interstate Capital Management, Inc.) served as investment adviser to the predecessor portfolios of the Balanced and Equity Value Funds. WFIM, a wholly owned subsidiary of Wells Fargo Bank, has changed its name to Wells Capital Management Incorporated and is located at 444 Market Street, San Francisco, California 94111. Prior to March 18, 1994, such predecessor funds' investment adviser was San Diego Financial Capital Management, Inc. (predecessor to First Interstate Capital Management, Inc.) which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation.



PORTFOLIO MANAGERS



  Mr. Brian Mulligan is primarily responsible, as co-manager, for the day-to-day management of the portfolio of the Growth and Income Fund. Mr. Mulligan has been co-manager since October 1, 1995. Mr. Mulligan joined Wells Fargo Bank in 1986 through its acquisition of Crocker National Bank, where he had been a portfolio manager. He is a Vice-President and Manager of the San Francisco Investment Office, where he is primarily responsible for personal accounts including individuals, charitable foundations and IRAs. He also covers, from a research standpoint, the telecommunications and electric utility industries. He graduated from Skidmore College with a B.S. degree in


PROSPECTUS                             22
business management. He is a Chartered Financial Analyst and serves as a member of the staff of graders. In addition, Mr. Mulligan is a former member of the Board of Governors for the Los Angeles Society of Financial Analysts and a present member of the San Francisco Security Analysts Society.


  Ms. Kelli Hill, as co-manager, has been responsible for the day-to-day management of the portfolio of the Growth and Income Fund since February 1, 1997. Ms. Hill joined Wells Fargo Bank in 1987 and manages client portfolios. Prior to joining Wells Fargo Bank, Ms. Hill worked as an institutional equity trader for E.F. Hutton. Ms. Hill holds a B.A. from the University of Southern California in international relations and economics and is working toward her chartered financial analyst designation.



  Ms. Tamyra Thomas assumed responsibility as a co-portfolio manager for the day-to-day management of the bond portion of the Balanced Fund as of the commencement of operations of the Fund on September 6, 1996. She is a Senior Vice-President and the Chief Fixed Income Investment Officer of the Wells Fargo Capital Management Group. She also is Chair of the Investment Management Group Policy Committee. Ms. Thomas has managed bond portfolios for over a decade. She currently manages in excess of $1 billion of long-term taxable bond portfolios for various foundations, defined benefit plans and other clients. Prior to joining Wells Fargo Bank in early 1988, she held a number of senior investment positions for the Valley Bank & Trust Company of Utah including Vice-President and Manager of the Investment Department and Chairman of the Trust Investment Committee. She holds a B.S. degree from the University of Utah and was past president of the Utah Bond Club. Ms. Thomas is a Chartered Financial Analyst.



  Mr. Allen Wisniewski, as co-manager, is responsible for the day-to-day management of the portfolio of the Equity Value Fund. He also is responsible for managing equity and balanced accounts for high-net-worth individuals and pensions. Mr. Wisniewski joined Wells Fargo Bank in April 1987 with the acquisition of Bank of America's consumer trust services, where he was a portfolio manager. He received his B.A. degree and M.B.A. degree in economics and finance from the University of California at Los Angeles. He is a member of the Los Angeles Society of Financial Analysts.



  Mr. Rex Wardlaw, as co-manager, has been responsible for the day-to-day management of the portfolios of the Balanced and Equity Value Funds since February 1, 1997. Mr. Wardlaw joined Wells Fargo Bank in 1986 and has eight years of investment experience. He is the Private Client Services investment manager for the Portland office and is responsible for stock market research in healthcare, basic industries and transportation sectors. He holds an M.B.A. from the University of Oregon and a B.A. from Northwest Nazarene College. Mr. Wardlaw is a chartered financial analyst and a member of the Portland Society of Financial Analyst. He is also a member of the Association for Investment Management and Research and the American Association of Individual Investors.


                                       23                             PROSPECTUS

  Mr. Jon Hickman, as Manager of the Growth Equity Team, has overseen the management of the Small Cap Master Portfolio since its inception on September 16, 1996. In addition, Mr. Hickman manages equity and balanced portfolios for individuals and employee benefit plans. He has over ten years of experience in the investment management field and is a member of Wells Fargo Bank's Equity Strategy Committee. Mr. Hickman has a B.A. and an M.B.A. in finance from Brigham Young University and has been with Wells Fargo Bank since its merger with Crocker National Bank in 1986.



  Mr. Steve Enos, as portfolio co-manager of the Small Cap Master Portfolio, also is primarily responsible for the day-to-day management of the Master Portfolio. Mr. Enos has been co-manager of the Master Portfolio since its inception on September 16, 1996. Mr. Enos co-managed the Small Capitalization Growth Fund since November 1994 until the sale of its assets to the Small Cap Master Portfolio in September 1996. Mr. Enos joined Wells Fargo in 1993 and is a member of the Wells Fargo Bank Growth Equity Team. He began his career with First Interstate Bank, where he was assistant vice president and portfolio manager. From 1991 to 1993, Mr. Enos was a principal at Dolan Capital Management where he managed both personal and pension portfolios. Mr. Enos received his undergraduate degree in economics from the University of California at Davis. Mr. Enos is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.


                         ------------------------------


  Morrison & Foerster LLP, counsel to the Company and MIT and special counsel to Wells Fargo Bank, has advised the Company, MIT and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


PROSPECTUS                             24

                             INVESTING IN THE FUNDS


PURCHASE OF INSTITUTIONAL CLASS SHARES



  The minimum initial purchase amount on Institutional Class shares is $2 million and the minimum subsequent purchase amount on such shares is $25,000. Investors in various fiduciary accounts and certain other investors are not subject to minimum initial or subsequent purchase amount requirements.


  Institutional Class shares of the Funds are sold at NAV (without a sales charge) on a continuous basis primarily to certain customers ("Customers") of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions (previously defined as Institutions). Customers may include individuals, trusts, partnerships and corporations. Share purchases are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share purchases and redemptions are sent by the Funds to the Institution involved. Institutions (or their nominees), acting on behalf of their Customers, normally are the holders of record of Institutional Class shares. Customers' beneficial ownership of Institutional Class shares is reflected in the account statements provided by Institutions to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds is governed by the Customers' account agreements with an Institution. Investors wishing to purchase Institutional Class shares of the Funds should contact their account representatives.


  Institutional Class shares may be purchased on any day the Funds are open. The Funds are open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Institutional Class shares of the Funds are sold at the NAV per share next determined after a purchase order has become effective. Purchase orders placed by an Institution for Institutional Class shares in a Fund must be received by the Company by 1:00 p.m. (Pacific time) on any Business Day. Payment for such shares may be made by Institutions in federal funds or other funds immediately available to the custodian no later than 1:00 p.m. (Pacific time) on the next Business Day following the receipt of the purchase order.


  Institutions are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the Institution will be responsible for any loss to a Fund or its shareholders. Institutions may charge certain account fees depending on the type of account the investor has established with the Institution. In addition, an Institution may receive fees from the Funds with respect to the investments of its Customers as described under "Management and Servicing Fees." Payment for Institutional Class shares of a Fund may, in the discretion of the investment adviser, be made in the form of securities that are

                                       25                             PROSPECTUS
permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.

  The Company reserves the right to reject any purchase order or to suspend sales at any time. Payment for orders that are not received will be returned after prompt inquiry. The issuance of Institutional Class shares is recorded on the Company's books, and share certificates are not issued.


  The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from an investor or the investor's representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.



SHARE VALUE



  The value of a share of each class is its NAV. Wells Fargo Bank calculates the NAV of each class of a Fund on each day the Fund is open as of the close of regular trading on the NYSE (referred to hereafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time). The NAV per share for each class of shares is computed by dividing the value of a Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses are accrued daily and taken into account for the purpose of computing the NAV, which is expected to fluctuate daily.



  Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the other assets of the Funds are valued at current market prices or, if such prices are not readily available, at fair value as determined in good faith by the Company's Board of Directors. Prices used for such valuations may be obtained from independent pricing services.



WIRE INSTRUCTIONS -- DIRECT PURCHASES BY INSTITUTIONS


1. Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds to:

  Wells Fargo Bank, N.A.
  San Francisco, California
  Bank Routing Number: 121000248
  Wire Purchase Account Number: 4068-000587

  Attention: Stagecoach Funds (Name of Fund) (designate Institutional Class)

  Account Name(s): Name(s) in which to be registered
  Account Number: (if investing into an existing account)

PROSPECTUS                             26

3. A completed Account Application should be sent by telefacsimile, with the original subsequently mailed, to the following address immediately after funds are wired, and must be received and accepted by the transfer agent before an account can be opened:

  Wells Fargo Bank, N.A.
  Stagecoach Shareholder Services
  P.O. Box 7066
  San Francisco, California 94120-7066

  Telefacsimile: 1-415-781-4082


4. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

STATEMENTS AND REPORTS


  Institutions (or their nominees) typically send investors a confirmation or statement of the account after every transaction that affects their share balance or the Fund account registration. Every January, you will be provided a statement with tax information for the previous year to assist you in tax return preparation. At least twice a year, shareholders receive financial statements.


REDEMPTION OF INSTITUTIONAL CLASS SHARES

  Redemption requests are effected at the NAV per share next determined after receipt of a redemption request in good order by the Company. Institutional Class shares held by an Institution on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the Customer's accounts at the Institution. Institutions are responsible for transmitting redemption requests to the Company and crediting its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Institutional Class shares of the Funds normally are wired to the redeeming Institution the following Business Day after receipt of the request by the Company. The Company reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Funds or unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Funds of securities owned by them is not reasonably practicable or (b) it is not reasonably practicable for the Funds to fairly determine the value of their net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of a Fund.


  With respect to shareholders who do not have a relationship with an Institution, shares of the Funds may be redeemed by writing or calling the Funds directly at the address


                                       27                             PROSPECTUS
and phone number shown on the first page of the Prospectus. When Institutional Class shares are redeemed directly from the Funds, the Funds ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day unless payment by wire is requested. The Funds may take up to seven days to make payment, although this will not be the customary practice. Also, if the NYSE is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

  To be accepted by a Fund, a letter requesting redemption must include: (i) the Fund's name and account registration from which the Institutional Class shares are being redeemed; (ii) the account number; (iii) the amount to be redeemed;
(iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution. An "eligible guarantor institution" includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.


  All redemptions of Institutional Class shares of the Funds are made in cash, except that the commitment to redeem Institutional Class shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the NAV of Fund shares at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Funds to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Funds are valued. If the recipient were to sell such securities, the investor would incur brokerage charges.


REDEMPTIONS BY TELEPHONE

  Telephone exchange or redemption privileges authorize the transfer agent to act on telephone instructions from any person representing himself or herself to be the shareholder of record and reasonably believed by the transfer agent to be genuine. The Company requires the transfer agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the transfer agent will be liable for following telephone instructions reasonably believed to be genuine.

PROSPECTUS                             28

                                   EXCHANGES

  The Funds offer a convenient way to exchange Institutional Class shares in one Fund for Institutional Class shares in another fund of the Company. Before engaging in an exchange transaction, an investor should read carefully the Prospectus describing the fund into which the exchange will occur, which is available without charge and can be obtained by writing or by calling the Company at the address or phone number listed on the first page of the Prospectus. A shareholder may not exchange Institutional Class shares of one fund for Institutional Class shares of another fund if Institutional Class shares of both funds are not qualified for sale in the state of the shareholder's residence. The Company may terminate or amend the terms of the exchange privilege at any time.


  Exchange transactions are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share exchanges are sent by a Fund to the Institution involved. Institutions (or their nominees), acting on behalf of their Customers, normally are the holders of record of Institutional Class shares. Institutions are responsible for transmitting orders for exchanges to the Company on a timely basis. Investors should receive written confirmation of the exchange from the Institution within a few days of the completion of the transaction. In addition, customers' exchange transactions are generally reflected in the account statements provided by Institutions to their Customers. Investors wishing to exchange Institutional Class shares of a Fund for Institutional Class shares of another fund should contact their account representatives. Investors with questions may call the Company at 1-800-260-5969.


  A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges are made at the NAV of the respective funds next determined following receipt of the request by the Company in good order.


  To exchange Institutional Class shares, or if you have any questions, simply call the Company at 1-800-260-5969. A shareholder of record should be prepared to give the telephone representative the following information: (i) the account number, social security or taxpayer identification number and account registration; (ii) the name of the fund from and the fund into which the transfer is to occur; and (iii) the dollar or share amount of the exchange. The conversation may be recorded to protect shareholders and the Company. Telephone exchanges are available unless the shareholder of record has declined the privilege on the Purchase Application.


  In addition, Institutional Class shares of the Funds may be exchanged for each of the Funds' Class A shares in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a Wells Fargo

                                       29                             PROSPECTUS

Bank or another bank, trust company or thrift institution, or in other cases where Institutional Class shares are not held in such qualified accounts. Similarly, Class A shares may be exchanged for the Funds' Institutional Class shares if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made at the respective NAVs of the Institutional Class shares next determined after the exchange request is received by the Company.


                    DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS



  The Funds (other than the Small Cap Fund) intend to declare and distribute quarterly dividends of substantially all of their net investment income. The Small Cap Fund intends to declare and distribute annual dividends of substantially all of its net investment income. Shareholders begin earning dividends on the Business Day following the date the purchase order is effective and continue to earn dividends through the day such shares are redeemed. Expenses, such as state securities registration fees and transfer agency fees, that are attributable to a particular class may affect the relative dividend and/or capital-gain distributions of a class of shares.



  Dividend and capital gain distributions have the effect of reducing the NAV per share by the amount distributed. Although distributions paid on newly issued shares shortly after a purchase would represent, in substance, a return of capital, distributions would be attributable to net investment income or capital-gain and, accordingly, would be taxable to you.


  Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. If a shareholder redeems shares before the dividend payment date, any dividends credited to the shareholder are paid on the following dividend payment date unless the shareholder has redeemed all of the shares in the account, in which case the shareholder receives accrued dividends together with redemption proceeds. The Funds intend to distribute any capital gains at least annually.

                         MANAGEMENT AND SERVICING FEES

INVESTMENT ADVISER


  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank provides investment guidance and policy direction in connection with the management of the Funds' assets. Wells Fargo Bank furnishes the Company's Board of


PROSPECTUS                             30

Directors and MIT's Board of Trustees with periodic reports on the Funds' and Master Portfolio's investment strategy and performance.



  For its services as investment adviser to the Balanced Fund and the Master Portfolio, Wells Fargo Bank is entitled to monthly investment advisory fees at the annual rate of 0.60% of the Fund's and Master Portfolio's respective average daily net assets. For its services as investment adviser to the Equity Value Fund, Wells Fargo Bank is entitled to monthly investment advisory fees at the annual rate of 0.50% of the Fund's average daily net assets. For its services as investment adviser to the Growth and Income Fund, Wells Fargo Bank is entitled to monthly investment advisory fees at the annual rate of 0.50% of the first $250 million of such average daily net assets, 0.40% of the next $250 million, and 0.30% of the average daily net assets in excess of $500 million. From time to time, each of the Funds, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.



  Advisory Fees Paid



  For the nine-month period ended September 30, 1996, the Growth and Income Fund paid advisory fees to Wells Fargo Bank at the annual rate of 0.50% of its average daily net assets. For the year ended December 31, 1995, the Growth and Income Fund paid advisory fees to Wells Fargo Bank at the annual rate of 0.50% of its average daily net assets. For the period from commencement of operations (September 16, 1996) to September 30, 1996, the Small Cap Master Portfolio paid advisory fees at the annual rate of 0.60% of the Small Cap Fund's average daily net assets. For the year ended September 30, 1996 the Balanced and Equity Value Funds paid advisory fees at the annual rates of 0.60% and 0.59%, respectively, of their average daily net assets. For the period prior to September 6, 1996, this includes amounts paid to Wells Fargo Investment Management, Inc. by the predecessor portfolios to the Balanced and Equity Value Funds.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank serves as the Funds' custodian and transfer and dividend disbursing agent. Under the Custody Agreement, a Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

INSTITUTIONS AND SHAREHOLDER SERVICING AGENT

  The Funds have entered into shareholder servicing agreements with Wells Fargo Bank and may enter into similar agreements with other Institutions ("Shareholder Servicing

                                       31                             PROSPECTUS

Agents"). Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide shareholder administrative and liaison services with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Institutional Class shares owned of record or beneficially by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules").


  A Shareholder Servicing Agent also may impose certain conditions and/or fees on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by a Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.


ADMINISTRATOR AND CO-ADMINISTRATOR



  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator provide each Fund with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to a Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct each Fund's business and Stephens compensates the Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their administrative duties to sub-administrators.



  Stephens previously provided substantially the same services as sole administrator to the Funds. For the period ended September 30, 1996, the Growth and Income and Small Cap Funds paid administrative fees to Stephens at the annual rates of 0.03% and 0.05%, respectively, of each Fund's average daily net assets. For the year ended September 30, 1996, the Balanced and Equity Value Funds paid administrative fees at the annual rate of 0.10% of each Fund's average daily net assets. For the period prior to


PROSPECTUS                             32

September 6, 1996, this includes amounts paid to Furman Selz LLC by the predecessor portfolios to the Balanced and Equity Value Funds.



SPONSOR AND DISTRIBUTOR



  Stephens is the Company's sponsor and co-administrator and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.


  Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into Distribution Agreements with the Company pursuant to which Stephens acts as agent for the Funds for the sale of their shares and may enter into selling agreements with other agents ("Selling Agents") that wish to make available shares of the Funds to their respective customers.

  Stephens has established a cash and non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise or the cash value of a non-cash compensation item.

  Financial institutions acting as Shareholder Servicing Agents, Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES


  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each Fund bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors and legal counsel, compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees, and any extraordinary expenses. Expenses attributable to each Fund are charged against the assets of the Fund. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net


                                       33                             PROSPECTUS
assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable. The Small Cap Fund also bears a pro rata portion of the costs of the Master Portfolio in which it invests.


                                     TAXES


  Distributions from a Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. A portion of dividend distributions to corporate shareholders may be excludable pursuant to the "dividends-received deduction" allowable to corporate shareholders. Distributions from a Fund's net long-term capital gains are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.



  Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes -- Disposition of Fund Shares" in the SAIs.



  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.



  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI for each Fund.


PROSPECTUS                             34

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES


FUND INVESTMENTS



  Set forth below is a description of certain investments and additional investment policies for each Fund, except as otherwise indicated. The Small Cap Fund seeks to achieve its investment objective by investing all of its assets in the Small Cap Master Portfolio. REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF THE SMALL CAP FUND, UNLESS OTHERWISE INDICATED, SHOULD BE UNDERSTOOD AS REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF THE SMALL CAP MASTER PORTFOLIO.


  Temporary Investments


  Each Fund may hold a certain portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Funds may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities. See "Additional Permitted Investment Activities" in the SAI for additional Information.


  U.S. Government Obligations


  The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


                                      A-1                            PROSPECTUS

  Floating- and Variable-Rate Instruments


  The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.



  Wells Fargo Bank, as investment adviser, monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events affecting the ability of the issuer of a demand instrument to make payment when due may occur between the date a Fund elects to demand payment and the date payment is due. Such events may affect the ability of the issuer of the instrument to make payment when due, thereby affecting a Fund's ability to obtain payment at par, except when such demand instruments permit same-day settlement. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.



  The Balanced and Equity Value Funds may also hold floating- and variable-rate instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. The market value of these instruments may be more volatile than other types of debt instruments and may present greater potential for capital-gain or loss. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. See "Additional Permitted Investment Activities" in the SAI for additional information.


  Repurchase Agreements


  The Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds


PROSPECTUS                            A-2
advised by Wells Fargo Bank. See"Additional Permitted Investment Activities" in the SAI for additional information.


  Loans of Portfolio Securities


  The Corporate Stock Fund may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on such Fund's portfolio. The value of the loaned securities may not exceed one-third of a Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker. See "Additional Permitted Investment Activities" in the SAI for additional information.


  Convertible Securities


  The Funds may invest in convertible securities that provide current income and are issued by companies with the characteristics described above for each Fund and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's or S&P, or unrated but determined by the Adviser to be of comparable quality.


  Other Investment Companies


  The Funds may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the investment adviser waives its advisory fees for that


                                      A-3                            PROSPECTUS
portion of a Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, the Balanced, Equity Value and Small Cap Funds may each invest all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objective, policies and limitations as such Fund. Subject to the limitations of the 1940 Act, the Funds may purchase shares of exchange-listed, closed-end funds consistent with pursuing their investment objectives.


  Foreign Obligations and Securities


  The Funds may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company, that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.



  Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


  Emerging Markets


  The Small Cap and Growth and Income Funds each may invest up to 15% of its assets in equity securities of companies in "emerging markets." The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to


PROSPECTUS                            A-4
middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.


  Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Small Cap Fund may invest in ADRs, CDRs, GDRs, EDRs, and IDRs of such issuers.


  Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

  There are special risks involved in investing in emerging-market countries. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

  Money Market Instruments


  The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase


                                      A-5                            PROSPECTUS

"Prime-1" by Moody's or "A-1" or "A-1+" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser; and (iv) repurchase agreements.


  The Small Cap Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.


  Options


  The Balanced, Equity Value and Small Cap Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.



  Call and Put Options on Specific Securities. The Balanced, Equity Value and Small Cap Funds may invest in call and put options on a specific security. Each of the Balanced and Equity Value Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets.



  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period. Investments by a Fund in off-exchange options will be treated as "illiquid" and therefore subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.



  The Balanced, Equity Value and Small Cap Funds may write covered call option contracts and secured put options as Wells Fargo Bank deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by a Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the


PROSPECTUS                            A-6
market price of the security. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by a Fund will not exceed 25% of the value of the assets of the Balanced or Equity Value Funds or 15% of the value of the assets of the Small Cap Fund. The use of covered call options and securities put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. If the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.



  Each Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the adviser. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.



  Stock Index Options. The Small Cap Fund may purchase call and put options and write covered call options on stock indices listed on national securities exchanges or traded in the over-the-counter market to the extent of 15% of the value of its net assets.



  The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in the Small Cap Fund's investment portfolio correlate with price movements of the stock index selected. Because the value of a stock index option depends upon changes to the price of all stocks comprising the index rather than the price of a particular stock, whether the Small Cap Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the price of all stocks in the index, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to Wells Fargo Bank's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.


  Forward Commitments, When-Issued Purchases and Delay-Delivery Transactions


  Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention


                                      A-7                            PROSPECTUS
of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

  For additional information relating to option trading practices, including the particular risks thereof, see the SAI.


  Mortgage-Related Securities



  The Balanced Fund may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The Balanced Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.


PROSPECTUS                            A-8

  Other Asset-Backed Securities


  The Balanced, Equity Value, and Growth and Income Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.



  Custodial Receipts for Treasury Securities



  The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.



  Privately Issued Securities (Rule 144A)



  The Funds may invest in privately issued securities which may be resold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities which are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued securities that are determined by the Fund's investment adviser to be "illiquid" are subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.


                                      A-9                            PROSPECTUS

  Corporate Reorganizations


  The Funds may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, a Fund may sustain a loss.


INVESTMENT POLICIES AND RESTRICTIONS

  Each Fund's investment objective, as set forth in "How the Funds
Work -- Investment Objectives and Policies," is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of a Fund's outstanding voting securities, as described under "Capital Stock" in the SAI for each Fund. If the Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company may make such change without shareholder approval and will disclose any such material changes in the then-current Prospectus.


  Fundamental Investment Policies


  As matters of fundamental policy, the Funds: (i) may not purchase securities of any issuer, except U.S. Government obligations, if as a result, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer; (ii) each such Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by a Fund while any such outstanding borrowings exceed 5% of the Fund's net assets); (iii) each such Fund may make loans of portfolio securities in accordance with its investment policies; and (iv) each such Fund may not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that a Fund may invest 25% or more of its assets in U.S. Government obligations. With respect to fundamental investment policy (i) above, the Small Cap Fund is subject to this restriction only with respect to 75% of its respective assets, and, with regard to the Fund, it may be possible that the Company would own more than 10% of the outstanding voting securities of the issuer. With respect to fundamental investment policy

PROSPECTUS                           A-10

(iii) above, the Small Cap Fund may not make loans of portfolio securities having a value that exceeds 33 1/3% of the current value of its net assets.


  Non-Fundamental Investment Policies



  As a matter of nonfundamental policy, the Growth and Income Fund may invest up to 10% of the current value of its respective net assets in illiquid securities. The Balanced Fund, Equity Value Fund and Small Cap Fund may each invest up to 15% of its respective net assets in illiquid securities. For these purposes, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days and (c) repurchase agreements not terminable within seven days.


  Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under
Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating organization and the adviser, pursuant to guidelines established by the Company's Board of Directors has determined that the commercial paper is of equivalent quality and is liquid, if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

                                     A-11                            PROSPECTUS

Advised by WELLS FARGO BANK, N.A.
Sponsored/Distributed by
Stephens Inc., Member NYSE/SIPC
                                                                            LOGO
NOT FDIC INSURED

                       THIS PAGE INTENTIONALLY LEFT BLANK

LOGO

P.O. Box 7066


San Francisco, CA 94120-7066


 STAGECOACH FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank
  - are NOT deposits or obligations of the Bank
  - involve investment risk, including possible loss of               LOGO
    principal

LOGO

Printed on Recycled Paper                                         SC 0213 (2/97)

                                      LOGO

                         ------------------------------

                                   PROSPECTUS
                         ------------------------------

                             ARIZONA TAX-FREE FUND
                         CALIFORNIA TAX-FREE BOND FUND
                        CALIFORNIA TAX-FREE INCOME FUND
                             NATIONAL TAX-FREE FUND
                              OREGON TAX-FREE FUND

                              INSTITUTIONAL CLASS


                                FEBRUARY 1, 1997

                              STAGECOACH FUNDS(R)

                  ARIZONA TAX-FREE, CALIFORNIA TAX-FREE BOND,
                 CALIFORNIA TAX-FREE INCOME, NATIONAL TAX-FREE,
                           AND OREGON TAX-FREE FUNDS
                              INSTITUTIONAL CLASS


  Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about Institutional Class shares offered by five funds of the Stagecoach Family of Funds -- the CALIFORNIA TAX-FREE BOND FUND, CALIFORNIA TAX-FREE INCOME FUND (the "California Funds"), ARIZONA TAX-FREE FUND, OREGON TAX-FREE FUND (collectively, with the California Funds, the "State Tax-Free Funds") and NATIONAL TAX-FREE FUND (each, a "Fund" and, collectively, the "Funds").



  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own. A Statement of Additional Information ("SAI"), dated February 1, 1997, containing additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-260-5969.



Under normal market conditions, substantially all of a State Tax-Free Fund's assets consist of municipal obligations the interest on which is exempt from federal income tax and the applicable state's personal income tax.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                       PROSPECTUS DATED FEBRUARY 1, 1997


                                                                      PROSPECTUS

  The ARIZONA TAX-FREE FUND seeks to provide investors with income exempt from federal income tax and Arizona personal income tax. The CALIFORNIA TAX-FREE BOND FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital, by investing in medium- to long-term, investment-grade municipal securities. The CALIFORNIA TAX-FREE INCOME FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital. The NATIONAL TAX-FREE FUND seeks to provide investors with income exempt from federal income tax. The OREGON TAX-FREE FUND seeks to provide investors with income exempt from federal income tax and Oregon personal income tax.

  THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL NOR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SECURITIES THAT ARE NOT REGISTERED IN A STATE WHERE SUCH OFFER WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF THE STATE.


WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND IS COMPENSATED FOR PROVIDING THE FUNDS WITH CERTAIN OTHER SERVICES. STEPHENS INC. ("STEPHENS"),
     WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUNDS' SPONSOR,
                       CO-ADMINISTRATOR AND DISTRIBUTOR.


PROSPECTUS

                               TABLE OF CONTENTS

                                    -------

PROSPECTUS SUMMARY                                                             1


SUMMARY OF FUND EXPENSES                                                       4


FINANCIAL HIGHLIGHTS                                                           7


HOW THE FUNDS WORK                                                            13



THE FUNDS AND MANAGEMENT                                                      19



INVESTING IN THE FUNDS                                                        22



EXCHANGES                                                                     26



DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS                                       27



MANAGEMENT AND SERVICING FEES                                                 28



TAXES                                                                         31


PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY

  The Funds provide investors with a convenient way to invest in various portfolios of securities selected and supervised by professional management. The following provides summary information about the Funds. For more information, please refer to the identified Prospectus sections and generally to the Funds' Prospectus and SAI.

Q. WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The ARIZONA TAX-FREE FUND seeks to provide investors with income exempt from federal income tax and Arizona personal income tax.

    The CALIFORNIA TAX-FREE BOND FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital, by investing in medium- to long-term, investment-grade municipal securities.

    The CALIFORNIA TAX-FREE INCOME FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital.

    The NATIONAL TAX-FREE FUND seeks to provide investors with income exempt from federal income tax.

    The OREGON TAX-FREE FUND seeks to provide investors with income exempt from federal income tax and Oregon personal income tax.

    Under normal market conditions, substantially all of each Fund's assets are invested in municipal obligations that are exempt from federal income tax and, for the State
    Tax-Free Funds, exempt from each respective state's personal income tax; and except during temporary defensive periods or when acceptable securities are unavailable for investment by a Fund, at least 65% of each State Tax-Free Fund's total net assets will be invested in municipal obligations of issuers exempt from each respective state's personal income tax. Additionally, each of the Funds will have at least 80% of its respective net assets invested in securities the interest on which is exempt from federal income tax, except during period of unusual market conditions.

    See "How the Funds Work" and "Prospectus Appendix -- Additional Investment Policies" for further information on investments.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF INVESTMENT?

A.An investment in a Fund is not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund's shares. Therefore, you should be prepared to accept some risk with the money you invest

                                        1                             PROSPECTUS
  in a Fund. The portfolio debt instruments of a Fund are subject to interest-rate risk and credit risk. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the municipal securities in which each Fund invests and, hence, the value of your investment in a Fund; the value of such securities generally changes inversely to changes in market interest rates. Credit risk is the risk that the issuers of the debt instruments in which a Fund may invest may default on the payment of principal and/or interest. In addition, each Fund may invest a portion of its assets in municipal securities that are considered to have speculative characteristics. Since each State Tax-Free Fund invests primarily in securities issued by Arizona, California or Oregon, and its respective agencies and municipalities, events and political and economic conditions in those states are more likely to affect the respective Fund's investments.


    Each Fund is nondiversified, which means that its assets may be invested among fewer issuers and, therefore, the value of assets may be subject to greater impact by events affecting one of its investments. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective. See "How the Funds Work -- Investment Objectives and
  Policies -- Risk Factors" below and "Additional Permitted Investment Activities" in the SAI for further information about the Funds' investments and related risks. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective.

Q. WHO MANAGES MY INVESTMENTS?


A. Wells Fargo Bank, as each Fund's investment adviser, manages your investments. Wells Fargo Bank also provides the Funds with administrative, transfer agency, dividend disbursing agency and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Funds. See "The Funds and Management" and "Management and Servicing Fees" for further information.


Q. HOW DO I INVEST?


A. Qualified investors may invest by purchasing Institutional Class shares of the Funds at the net asset value per share without a sales charge ("NAV"). Qualified investors include certain customers of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions ("Institutions"). Customers may include individuals, trusts, partnerships and corporations. Purchases are effected through the customer's account with the Institution under the terms of the customer's account agreement with the Institution. Fund shares may not be suitable investments for tax-exempt institutions or tax-exempt retirement plans, since such investors would not benefit from the exempt status of the Funds' dividends. Investors wishing to purchase a Fund's Institutional Class shares should contact their account representatives. The minimum initial purchase amount on Institutional Class shares is $2 million and the minimum subsequent purchase amount on such


PROSPECTUS                              2
   shares is $25,000. Investors in various fiduciary accounts and certain other investors are not subject to minimum initial or subsequent purchase amount requirements. See "Investing in the Funds" for additional information.



Q. HOW MAY I REDEEM SHARES?


A. Investors may redeem shares at NAV, without charge by the Company. Institutional Class shares held by an Institution on behalf of its customers must be redeemed under the terms of the customer's account agreement with the Institution. Institutions are responsible for transmitting redemption requests to the Company and crediting their customers' accounts. The Company reserves the right to impose charges for wiring redemption proceeds. See "Investing in the Funds -- Redemption of Institutional Class Shares."


Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?



A. Dividends from net investment income of a Fund are declared daily and distributed monthly. Any capital gains are distributed at least annually. Dividend and capital gain distributions are automatically reinvested in additional Institutional Class shares of such Fund at NAV. Shareholders also may elect to receive distributions in cash. See "Dividend and Capital Gain Distributions" for additional information.


Q. WHAT ARE DERIVATIVES AND DO THE FUNDS USE THEM?

A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as variable-rate instruments that have an interest rate that is reset periodically based on an index, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

Q. WHAT STEPS DO THE FUNDS TAKE TO CONTROL DERIVATIVES-RELATED RISKS?


A. Wells Fargo Bank uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose the Fund to undue risks and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Derivatives use by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. For more information on a Fund's investment activities, see "How the Funds Work" and "Prospectus Appendix -- Additional Investment Policies."


                                        3                             PROSPECTUS

                            SUMMARY OF FUND EXPENSES
                           INSTITUTIONAL CLASS SHARES

                        SHAREHOLDER TRANSACTION EXPENSES


                        ARIZONA   CALIFORNIA CALIFORNIA   NATIONAL   OREGON
                        TAX-FREE  TAX-FREE    TAX-FREE    TAX-FREE  TAX-FREE
                          FUND    BOND FUND  INCOME FUND    FUND      FUND
Maximum Sales Charge on
  Purchases (as a
  percentage of
  offering price)......   None       None        None       None      None
Maximum Sales Charge on
  Reinvested
  Distributions........   None       None        None       None      None
Maximum Sales Charge on
  Redemptions..........   None       None        None       None      None
Exchange Fees..........   None       None        None       None      None


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                        ARIZONA   CALIFORNIA CALIFORNIA   NATIONAL   OREGON
                        TAX-FREE  TAX-FREE    TAX-FREE    TAX-FREE  TAX-FREE
                          FUND    BOND FUND  INCOME FUND    FUND      FUND
Management Fee (after
  waivers or
  reimbursements)......   0.15%(1)    0.50%      0.50%      0.00%(1)   0.15%(1)
Rule 12b-1 Fee.........   None       None        None       None      None
Other Expenses (after
  waivers or
  reimbursements(2)....   0.25%      0.13%       0.10%      0.35%     0.25%
                         -----      -----       -----      -----     -----
TOTAL FUND OPERATING
  EXPENSES (after
  waivers and
  reimbursements)(3)...   0.40%      0.63%       0.60%      0.35%     0.40%
                         =====      =====       =====      =====     =====


---------------------------------


(1) Management Fees (before waivers or reimbursements) would be 0.50%.



(2) Other Expenses (before waivers or reimbursements) would be 0.61%, 0.53%, 0.50%, 0.60%, and 0.58%, respectively.



(3) Total Fund Operating Expenses (before waivers or reimbursements) would be 1.11%, 1.03%, 1.00%, 1.10% and 1.08%, respectively.



  NOTE: The tables do not reflect any charges that may be imposed by Wells Fargo Bank or another Institution directly on certain customer accounts in connection with an investment in the Funds.


PROSPECTUS                              4

EXAMPLE OF EXPENSES

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
An investor would pay the following
expenses on a $1,000 investment in a
Fund's Institutional Class shares,
assuming a 5% annual return and redemption
at the end of each time period indicated:
    Arizona Tax-Free Fund.................     $4       $13       $22       $ 51
    California Tax-Free Bond Fund.........     $6       $20       $35       $ 79
    California Tax-Free Income Fund.......     $6       $19       $33       $ 75
    National Tax-Free Fund................     $4       $11       $20       $ 44
    Oregon Tax-Free Fund..................     $4       $13       $22       $ 51

                             EXPLANATION OF TABLES


  The purpose of the foregoing tables is to help a shareholder understand the various costs and expenses that an investor in a Fund will pay directly or indirectly.


  SHAREHOLDER TRANSACTION EXPENSES are charges incurred when a shareholder buys or sells Fund shares. Institutional Class shares are sold with no shareholder transaction expenses imposed by the Company. The Company reserves the right to impose a charge for wiring redemption proceeds.


  ANNUAL FUND OPERATING EXPENSES are based on applicable contract amounts for "Management Fee" and "Rule 12b-1 Fee". Where indicated they reflect voluntary fee waivers and expense reimbursements expected to be in effect during the current year. The amounts shown under "Other Expenses" reflect estimated/restated amounts expected to be in effect for the current fiscal year. Wells Fargo Bank and Stephens have agreed to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, each Fund to ensure that the "Total Fund Operating Expenses" do not exceed, on an annual basis, 0.40%, 0.63%, 0.60%, 0.35% or 0.40% of the average daily net assets of the Arizona Tax-Free, California Tax-Free Bond, California Tax-Free Income, National Tax-Free and Oregon Tax-Free Funds, respectively, through August 31, 1997. Any waivers or reimbursements will reduce a Fund's total expenses. There can be no assurance that waivers or reimbursements will continue after that date. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Funds, please see "Management and Servicing Fees."



  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. This annual rate of return should not be


                                        5                             PROSPECTUS
considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or less than those shown.



  The Funds offer certain classes of shares not described herein. The expenses and corresponding returns of these other classes may differ from the expenses and returns of the shares described herein. Information regarding these and any other investment options in the Funds may be obtained by calling Stephens at 1-800-643-9691. Additional information regarding the Funds' expenses is included under "The Funds and Management" and "Management and Servicing Fees" and in the SAI under "Management," and "Servicing Plans."


PROSPECTUS                              6

                              FINANCIAL HIGHLIGHTS


  For the California Funds, the following information has been derived from the Financial Highlights in the Funds' financial statements for the fiscal period ended September 30, 1996. This information is provided to assist you in evaluating each Fund's historical performance. The financial statements were audited by KPMG Peat Marwick LLP. The financial statements and report thereon for the period ended September 30, 1996 are incorporated by reference into the SAI. This information should be read in conjunction with the California Funds' 1996 financial statements and notes thereto.



  For the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds, the following information has been derived from the Financial Highlights in the Fund's financial statements for the fiscal period ended September 30, 1996. This information is provided to assist you in evaluating the historical performance of the Funds. Except for periods ending prior to October 1, 1995, which were audited by other auditors, the financial information has been audited by KPMG Peat Marwick LLP. The financial information and the report thereon for the fiscal period ended September 30, 1996 are incorporated by reference into the SAI. This information should be read in conjunction with the predecessor portfolios' related financial statements and notes thereto. On September 6, 1996, the Institutional Class shares of certain portfolios of Pacifica Funds Trust were reorganized as Institutional Class shares of the Arizona, National and Oregon Tax-Free Funds. Prior to October 1, 1995, the Arizona, National and Oregon Tax-Free Funds offered a single class of shares designated the Investor Class shares. The information presented for these Funds for periods prior to October 1, 1995 reflects the performance of the Investor Class shares. The SAI for each Fund is incorporated by reference into this Prospectus.


                                        7                             PROSPECTUS

                            ARIZONA TAX-FREE FUND(1)

                  FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING



                                                                 INVESTOR SHARES
                                              -----------------------------------------------------
                                INSTITUTIONAL   FOUR-
                                CLASS SHARES    MONTH
                                ------------   PERIOD                                       PERIOD
                                 YEAR ENDED     ENDED           YEAR ENDED MAY 31,           ENDED
                                 SEPT. 30,    SEPT. 30,    -----------------------------    MAY 31,
                                    1996       1995(2)      1995       1994       1993       1992
                                ------------  ---------    -------    -------    -------    -------
Net asset value -- beginning of
 period.........................     $10.71     $10.68      $10.48     $10.64     $10.09    $10.00
Income from investment
 operations:
 Net investment income (loss)...       0.49       0.17        0.51       0.50       0.49      0.09
 Net realized and unrealized
   gain (loss) on investments...      (0.10)      0.06        0.23      (0.15)      0.55      0.08
   Total from investment
     operations.................       0.39       0.23        0.74       0.35       1.04      0.17
Less Distributions:
 Dividends from net investment
   income.......................      (0.49)     (0.20)      (0.53)     (0.50)     (0.49)    (0.08)
 Distributions from net realized
   gain.........................      (0.17)      0.00       (0.01)     (0.01)      0.00     (0.00)
   Total from distributions.....      (0.66)     (0.20)      (0.54)     (0.51)     (0.49)    (0.08)
 Net asset value -- end of
   period.......................     $10.44     $10.71      $10.68     $10.48     $10.64    $10.09
Total return not annualized.....       3.74%      6.55%(3)    7.35%      3.28%     10.50%     7.02% (3)
Ratios/Supplemental Data:
 Net assets, end of period
   (000)........................    $15,577    $24,622     $24,581    $25,153    $22,430    $4,690
Ratios to average net asset
 (annualized):
 Ratio of expenses to average
   net assets...................       0.48%      0.45%       0.40%      0.31%      0.20%     0.68%
 Ratio of net investment income
   to average net assets........       4.63%      4.73%       4.89%      4.72%      4.98%     4.32%
 Portfolio turnover.............         42%        62%         14%        28%         4%     0.00%
 Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses.....................       1.20%      1.35%       1.13%      1.00%      1.18%     2.08%
 Ratio of net investment income
   to average net assets prior
   to waived fees and reimbursed
   expenses.....................       3.91%      3.83%       4.16%      4.03%      4.00%     2.92%


-------------------


(1) The Fund operated as the Arizona Intermediate Tax-Free Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on March 2, 1992 until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995 when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of the Trust until it was reorganized as a series of the Company on September 6, 1996. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc. The Institutional Class shares of the Fund commenced operations on October 1, 1995.


(2) The Fund changed its fiscal year-end from May 31 to September 30.


(3) Annualized.


PROSPECTUS                              8

                         CALIFORNIA TAX-FREE BOND FUND


                  FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING



                                                                    PERIOD ENDED
                                                                     SEPT. 30,
                                                                      1996(1)
                                                                    ------------
Net asset value, beginning of period..............................    $  10.69
Income from investment operations:
  Net investment income (loss)....................................        0.04
  Net realized and unrealized gain (loss) on investments..........        0.11
                                                                        ------
    Total from investment operations..............................        0.15
Less distributions:
  Dividends from net investment income............................       (0.04)
  Distributions from net realized gain............................        0.00
                                                                        ------
    Total from distributions......................................       (0.04)
                                                                        ------
  Net asset value, end of period..................................    $  10.80
                                                                        ======
    Total return (not annualized).................................       1.24%
Ratios/supplemental data:
  Net assets, end of period (000).................................    $106,896
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets.........................       0.67%
  Ratio of net investment income to average net assets............       5.20%
  Portfolio turnover..............................................         22%
  Ratio of expenses to average net assets prior to waived fees and
    reimbursed expenses...........................................       1.20%
  Ratio of net investment income to average net assets prior to
    waived fees and reimbursed expenses...........................       4.67%
-------------------
(1) The Institutional Class shares of the Fund commenced operations on September
    6, 1996


                                        9                             PROSPECTUS

                        CALIFORNIA TAX-FREE INCOME FUND


                  FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING



                                                                    PERIOD ENDED
                                                                     SEPT. 30,
                                                                      1996(1)
                                                                    ------------
Net asset value, beginning of period..............................    $  10.06
Income from investment operations:
  Net investment income (loss)....................................        0.02
  Net realized and unrealized gain (loss) on investments..........        0.04
                                                                        ------
    Total from investment operations..............................        0.06
Less distributions:
  Dividends from net investment income............................       (0.02)
  Distributions from net realized gain............................        0.00
                                                                        ------
    Total from distributions......................................       (0.02)
                                                                        ------
  Net asset value, end of period..................................    $  10.10
                                                                        ======
    Total return (not annualized).................................       0.60%
Ratios/supplemental data:
  Net assets, end of period (000).................................    $ 10,066
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets.........................       0.55%
  Ratio of net investment income to average net assets............       3.06%
  Portfolio turnover..............................................         48%
  Ratio of expenses to average net assets prior to waived fees and
    reimbursed expenses...........................................       0.92%
  Ratio of net investment income to average net assets prior to
    waived fees and reimbursed expenses...........................       2.69%
-------------------
(1) The Institutional Class shares of the Fund commenced operations on September
    6, 1996.


PROSPECTUS                             10

                           NATIONAL TAX-FREE FUND(1)

                  FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING



                                INSTITUTIONAL                   INVESTOR SHARES
                                CLASS SHARES    -----------------------------------------------
                                -------------    FOUR-MONTH     YEAR ENDED MAY
                                 YEAR ENDED     PERIOD ENDED          31,          PERIOD ENDED
                                  SEPT. 30,      SEPT. 30,     -----------------     MAY 31,
                                    1996          1995(2)       1995      1994         1993
                                -------------   ------------   -------   -------   ------------
Net asset value -- beginning of
  period.......................     $15.34          $15.28      $14.98    $15.17      $15.00
Income from investment
  operations:
  Net investment income
    (loss).....................       0.71            0.24        0.68      0.64        0.17
  Net realized and unrealized
    gain (loss) on
    investments................      (0.10)           0.08        0.32     (0.17)       0.15
                                    ------          ------      ------    ------      ------
    Total from investment
      operations...............       0.61            0.32        1.00      0.47        0.32
Less Distributions:
  Dividends from net investment
    income.....................      (0.71)          (0.26)      (0.70)    (0.64)      (0.15)
  Distributions from net
    realized gain..............       0.00            0.00        0.00     (0.02)       0.00
                                    ------          ------      ------    ------      ------
    Total from distributions...      (0.71)          (0.26)      (0.70)    (0.66)      (0.15)
Net asset value -- end of
  period.......................     $15.24          $15.34      $15.28    $14.98      $15.17
                                    ======          ======      ======    ======      ======
    Total return not
      annualized...............       4.04%           6.53%(3)    6.97%     3.07%       5.65%(3)
Ratios/Supplemental Data:
  Net assets, end of period
    (000)......................     $7,132         $14,305     $14,458   $13,600      $7,457
  Ratios to average net assets
    (annualized):
  Ratio of expenses to average
    net assets.................       0.36%           0.35%       0.35%     0.27%       0.25%
  Ratio of net investment
    income to average net
    assets.....................       4.66%           4.65%       4.59%     4.29%       3.88%
  Portfolio turnover...........         73%             86%         23%       19%         18%
  Ratio of expenses to average
    net assets prior to waived
    fees and reimbursed
    expenses...................       1.45%           1.85%       1.51%     1.58%       1.99%
  Ratio of net investment
    income to average net
    assets prior to waived fees
    and reimbursed expenses....       3.57%           3.15%       3.43%     2.99%       2.14%


-------------------


(1) The Fund operated as the Quality Tax-Exempt Income Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on January 15, 1993 until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995 when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of the Company on September 6, 1996. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc. The Institutional Class shares of the Fund commenced operations on October 1, 1995.


(2) The Fund changed its fiscal year-end from May 31 to September 30.


(3) Annualized.


                                       11                             PROSPECTUS

                            OREGON TAX-FREE FUND(1)

                  FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING



                               INSTITUTIONAL                                    INVESTOR SHARES
                               CLASS SHARES    ----------------------------------------------------------------------------------
                               ------------     FOUR-MONTH
                                YEAR ENDED     PERIOD ENDED                            YEAR ENDED MAY 31,
                                SEPT. 30,       SEPT. 30,      ------------------------------------------------------------------
                                   1996          1995(2)        1995      1994      1993      1992      1991      1990      1989
                               ------------    ------------    ------    ------    ------    ------    ------    ------    ------
Net asset value -- beginning of
  period.......................    $16.38         $16.47       $16.17    $16.79    $16.07    $15.74    $15.27    $15.35    $15.00
Income from investment
  operations:
  Net investment income
    (loss).....................      0.72           0.28         0.82      0.84      0.86      0.91      0.94      0.93      0.93
  Net realized and unrealized
    gain (loss) on
    investments................      0.04          (0.08)        0.39     (0.43)     0.76      0.38      0.47     (0.06)     0.31
                                 -------         -------       -------   -------   -------   -------   -------   -------   -------
    Total from investment
      operations...............      0.76           0.20         1.21      0.41      1.62      1.29      1.41      0.87      1.24
                                 -------         -------       -------   -------   -------   -------   -------   -------   -------
Less Distributions:
  Dividends from net investment
    income.....................     (0.72)         (0.29)       (0.87)    (0.82)    (0.86)    (0.92)    (0.94)    (0.93)    (0.89)
  Distributions from net
    realized gain..............      0.00           0.00        (0.04)    (0.21)    (0.04)    (0.04)     0.00     (0.02)    (0.00)
                                 -------         -------       -------   -------   -------   -------   -------   -------   -------
    Total from distributions...     (0.72)         (0.29)       (0.91)    (1.03)    (0.90)    (0.96)    (0.94)    (0.95)    (0.89)
                                 -------         -------       -------   -------   -------   -------   -------   -------   -------
Net asset value -- end of
  period.......................    $16.42         $16.38       $16.47    $16.17    $16.79    $16.07    $15.74    $15.27    $15.35
                                 =======         =======       =======   =======   =======   =======   =======   =======   =======
    Total return (not
      annualized)..............      5.13%          3.67%(3)     7.92%     2.33%    10.36%     8.45%     9.58%     5.80%     8.55%
Ratios/supplemental data:
  Net assets, end of period
    (000)......................    $8,512        $50,077       $52,245   $53,846   $45,435   $25,002   $14,607   $7,550    $3,175
  Ratios to average net assets
    (annualized):
  Ratio of expenses to average
    net assets.................      0.63%          0.70%        0.70%     0.62%     0.60%     0.60%     0.55%     0.50%     0.50%
  Ratio of net investment
    income to average net
    assets.....................      4.41%          5.01%        5.19%     4.90%     5.34%     5.81%     6.27%     6.26%     6.64%
  Portfolio turnover...........        27%            57%          15%       22%        6%       17%       23%       94%        9%
  Ratio of expenses to average
    net assets prior to waived
    fees and reimbursed
    expenses...................      0.93%          1.01%        0.90%     0.84%     0.91%     0.98%     1.03%     1.35%     3.29%
  Ratio of net investment
    income to average net
    assets prior to waived fees
    and reimbursed expenses....      4.11%          4.70%        4.99%     4.69%     5.03%     5.43%     5.79%     5.41%     3.85%


---------------


(1) The Fund operated as the Oregon Tax-Exempt Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on June 1, 1988 until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995 when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of the Company on September 6, 1996. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc. The Institutional Class shares of the Fund commenced operations on October 1, 1995.



(2) The Fund changed its fiscal year-end from May 31 to September 30.



(3) Annualized.


PROSPECTUS                             12

                               HOW THE FUNDS WORK

INVESTMENT OBJECTIVES AND POLICIES

  As stated above, the investment objective of the ARIZONA TAX-FREE, NATIONAL TAX-FREE, AND OREGON TAX-FREE FUNDS is to seek to provide investors with income exempt from federal income tax and, for the Arizona Tax-Free and Oregon Tax-Free Funds, exempt from Arizona or Oregon personal income tax, respectively. The Arizona Tax-Free, National Tax-Free, and Oregon Tax-Free Funds have no restrictions as to the minimum or maximum maturity of any individual security held by it. Each Fund's average portfolio maturity will vary from time to time in light of current market and economic conditions, the comparative yields on instruments with different maturities and other factors.

  The CALIFORNIA TAX-FREE BOND FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital, by investing in medium- to long-term, investment-grade municipal securities. Medium- and long-term securities include those securities with remaining maturities of 2 to 10 years and 10 or more years, respectively. The CALIFORNIA TAX-FREE INCOME FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital. It pursues this objective by investing primarily in short- and intermediate-term, investment-grade municipal securities. Short-term securities are securities with remaining maturities of less than 2 years. Intermediate-term securities are securities with remaining maturities of 2 to 10 years.

  Each Fund's assets are primarily invested in debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions ("municipal obligations"). Each of the State Tax-Free Funds expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of such Fund's total assets will be invested in municipal obligations of issuers located in a particular state ("Arizona Obligations," "California Obligations," or "Oregon Obligations," respectively), and issuers of the Virgin Islands, Guam and Puerto Rico, which are exempt from Arizona, California and Oregon personal income tax. The amount of each Fund's assets invested in such obligations may vary from time to time.

  As a matter of general operating policy, however, each California Fund seeks to have substantially all of its assets invested in such municipal obligations. In addition, under normal market conditions, at least 65% of the California Tax-Free Bond Fund's total assets are invested in municipal bonds, as opposed to municipal notes or commercial paper, and at least 65% of the California Tax-Free Income Fund's total assets are invested

                                       13                             PROSPECTUS
in short- and intermediate-term municipal obligations. As a matter of general operating policy, the California Tax-Free Income Fund intends that, under normal market conditions, the average expected duration of its portfolio securities will be from one to five years.


  As a fundamental policy, each Fund will have at least 80% of its respective net assets invested in securities, the interest on which is exempt from federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities are considered taxable if the interest payable on them is treated as a specific tax preference item under the federal alternative minimum tax. The Funds' investment adviser may rely on an opinion of either counsel to the issuer of the municipal obligations or bond counsel regarding the tax treatment of these obligations.



  In seeking to achieve its investment objective, each Fund may invest in municipal obligations that are private activity bonds, the interest on which is subject to the federal alternative minimum tax (though investments in such securities, under normal market conditions, will not exceed 20% of each Fund's total assets when added together with any taxable investments held by the Fund). Moreover although each Fund does not presently intend to do so on a regular basis, it may invest 25% or more of its assets in industrial development bonds issued before August 7, 1986 that are not subject to the federal alternative minimum tax and in municipal obligations the interest on which is paid solely from revenue of similar projects if such investment is deemed necessary or appropriate by the Fund's adviser.


  Municipal obligations acquired by a Fund will be rated in one of the three highest investment-grade categories at the time of purchase by a nationally recognized statistical rating organization ("NRSRO"). (See the Appendix to the SAI for a description of the applicable rating categories). In addition, the State Tax-Free Funds may purchase investment-grade obligations within the fourth highest category when acceptable obligations with higher ratings are unavailable for investment by such Funds. While obligations rated within the fourth highest category are regarded as having an adequate capacity to pay principal and interest, such obligations lack outstanding investment characteristics and in fact have speculative characteristics as well. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Funds also may invest in unrated municipal securities that are determined by Wells Fargo Bank, as investment adviser, to be of comparable quality to municipal securities that are rated investment grade. No more than 10% of the Arizona Tax-Free Fund's total assets will be invested in municipal obligations that are rated at the time of purchase below one of the three highest categories.

  If, subsequent to its purchase by a Fund, an issue of debt securities should cease to be rated by one or more of a Fund's selected NRSROs due to factors relating to the value of the security, or if its rating should be reduced by one or more of such NRSROs below

PROSPECTUS                             14
the minimum rating required for purchase by such Fund, the investment adviser will consider such event in determining whether the Fund should continue to hold the security. Furthermore, unrated obligations purchased by a Fund will be determined by the investment adviser to be comparable in quality to instruments that are so rated.

  Each Fund also may acquire tax-exempt commercial paper rated within the highest rating category or, when deemed advisable by the Fund's investment adviser, rated within the second highest rating category. Each Fund may acquire municipal notes and variable rate demand obligations rated within one of the two highest rating categories.


  Each Fund may from time to time invest a portion of its assets on a temporary basis (for example, when appropriate municipal obligations are unavailable) or for temporary defensive purposes in short-term taxable money market instruments, in securities issued by other investment companies that invest in taxable or tax-exempt money market instruments and in U.S. Government obligations. In addition, each Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the investment adviser, suitable tax-exempt obligations are unavailable. The Funds also may purchase zero coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) that are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.



  Each Fund may temporarily invest some of its assets in open-end tax-free funds with a similar fundamental investment objective and which pay interest that is exempt from federal income tax and not subject to the federal alternative minimum tax, subject to the limitations of the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund also may invest temporarily in cash reserves or certain high-quality, taxable money market instruments, or may engage in other investment activities. Each Fund may elect to invest temporarily up to 20% of its net assets in certain permitted taxable investments, which include cash reserves, U.S. Government obligations, obligations of domestic banks, commercial paper, taxable municipal obligations, and, for the California Funds, certain repurchase agreements. The California Funds may make loans of portfolio securities. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of shares of a Fund or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income tax and Arizona, California or Oregon personal income tax. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Funds' assets in securities exempt from such taxes. Additional description of tax-free municipal obligations, taxable money market instruments, and other investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


  The investment objectives for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds are not fundamental and may be changed without shareholder approval.

                                       15                             PROSPECTUS

The investment objectives for the California Funds are fundamental and may be changed only with shareholder approval. Any such change may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund. Wells Fargo Bank, as investment adviser to the Funds, pursues each Fund's objective by investing (under normal market conditions) substantially all of the Funds' assets in various types of municipal obligations as described above. These municipal obligations and the taxable investments described below may bear interest at rates that are not fixed ("floating- and variable-rate instruments"). For additional descriptions of tax-free municipal obligations, taxable money market instruments, and other investment activities, see the "Prospectus
Appendix -- Additional Investment Policies."



  A more complete description of the Funds' investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


RISK FACTORS

  As noted above and discussed further in the SAI, some of the securities purchased by the State Tax-Free Funds may be rated below the three highest rating categories, and may be rated in the lowest investment grade category, by NRSROs.


  The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. Shareholders of a Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund and the value of an investment in a Fund may increase or decrease.


  The market value of a Fund's investment in fixed-income securities changes in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security also may affect the value of these investments. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

  Each Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, a Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects. To the extent that a Fund's assets are concentrated in municipal obligations payable from revenues on similar projects, the Fund will be subject to the

PROSPECTUS                             16
peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds payment of municipal obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal obligations.


  Each Fund is classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective may be.

  The concentration of the State Tax-Free Funds in municipal obligations of particular states raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of state issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in a Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of state-specific issues with the yield of a more diversified portfolio including issues of other states before making an investment decision.

  The State Tax-Free Funds have constitutional and/or statutory restrictions that affect government revenues. Because of the nature of the various restrictions, certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local governmental entities, it is not presently possible to determine the impact of these restrictions and related measures on the ability of governmental issuers in Oregon and Arizona to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to municipal obligations of governmental issuers in these states over the past several years.

  In addition to the risk of nonpayment of state and local governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by a Fund. Since there are a number of buyers of such debt that may be similarly restricted, the supply of eligible securities could become inadequate at certain

                                       17                             PROSPECTUS
times. Similarly, there is a relatively small active market for Arizona Obligations, California Obligations and Oregon Obligations and the market price of such bonds may therefore be volatile. If any of the State Tax-Free Funds were forced to sell a large volume of Arizona Obligations, California Obligations or Oregon Obligations for any reason, such as to meet redemption requests for a large number of shares, there is a risk that the large sale itself would adversely affect the value of such Fund's portfolio.



  California experienced recurring budget deficits for four of its five fiscal years ended June 30, 1992, caused by lower than anticipated tax revenues and increased expenditures for certain programs. The budget deficits of the early 1990's depleted the state's available cash resources, and the state had to use a series of external borrowings to meet its cash needs. As a consequence, between 1991 and 1994, three of the agencies rating California's long-term debt lowered their rating of the state's general obligation bonds. In particular, on July 15, 1994, Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A." Such downgrading may impair issuers of California municipal obligations from paying interest on or repaying the principal of such California municipal obligations. Although further downgrading and other factors may impact the availability of securities that meet a Fund's investment policies and restrictions, California has had operating surpluses for its past four fiscal years ended June 30, 1996 and has forecast a balanced 1996-1997 fiscal year budget. On July 30, 1996, Standard & Poor's upgraded its rating of California municipal obligations back to "A+," reflecting California's economic improvement. However, the rating agencies continue to monitor events in the state and the state and local governments' responses to budget shortfalls. The Funds' investment adviser continues to monitor and evaluate each Fund's investments in light of the events in California and the Fund's investment objective and investment policies. See "Special Considerations Affecting California Municipal Obligations" in the SAI.


  A more detailed description of special factors affecting investment in Arizona Obligations, California Obligations or Oregon Obligations is set forth in "Special Considerations Affecting Arizona Municipal Securities," "Special Considerations Affecting California Municipal Securities" and "Special Considerations Affecting Oregon Municipal Securities" in the SAI.


  Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.


  There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. See "Prospectus Appendix -- Additional

PROSPECTUS                             18

Investment Policies" and the SAI for further information about investment policies and risks.

PERFORMANCE

  Fund performance may be advertised from time to time in terms of yield, tax-equivalent yield and average annual total return. Performance figures, are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of a Fund.


  Average annual total return of the Institutional Class shares is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund's Institutional Class and assumes the investment is at NAV and all dividends and capital-gain distributions attributable to a class are also reinvested at NAV in shares of the class. Cumulative total return is calculated similarly except that the return figure is aggregated over the relevant period instead of annualized.


  Yield refers to the income generated by an investment in a class of a Fund's shares over a specified period (usually 30 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes reinvestment of the income earned from a Fund. Because of the effects of compounding, effective yields are slightly higher than yields. The tax-equivalent yield of a class of shares is similarly calculated but assumes that a stated income tax rate has been applied to determine the tax-equivalent figure.


  In addition to presenting these standardized performance calculations, at times, the Funds also may present non-standard performance figures, such as effective tax-equivalent yields or, in sales literature, distribution rates. Because of the differences in the fees and/or expenses borne by shares of each class of the Funds, the performance figures on one class of shares can be expected, at any given time, to vary from the performance figures for other classes of the Funds.



  Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling the Company at 1-800-260-5969 or by writing the Company at the address shown on the inside front cover of the Prospectus.


                            THE FUNDS AND MANAGEMENT

THE FUNDS


  The Funds are five funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of 20 other funds. Most of the Company's funds are authorized to issue multiple classes of


                                       19                             PROSPECTUS
shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also may be authorized to issue other classes of shares, which are sold primarily to institutional investors at NAV. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. Please contact Stagecoach Shareholder Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.



  The Company's Board of Directors supervises the Funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when the voting matter affects only one fund or class). A Fund shareholder of record is entitled to one vote for each share owned and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.



  In addition to Institutional Class shares, the Funds offer two other classes of shares to retail investors -- the Class A and Class B Shares. The expenses and, correspondingly, the investment returns of Class A and Class B shares may differ from those of the Institutional Class shares of the Funds. Additional information regarding the Funds expenses is included under the heading "Summary of Fund Expenses."


MANAGEMENT


  Wells Fargo Bank is the Funds' investment adviser, administrator, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank is a shareholder servicing agent and selling agent of the Funds. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to other separately managed funds of the Company, and as investment adviser or sub-adviser to separately managed funds of five other registered, open-end, management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.


PROSPECTUS                             20

  Subsequent to its acquisition by Wells Fargo & Company on April 1, 1996, Wells Fargo Investment Management, Inc. ("WFIM") (formerly, First Interstate Capital Management, Inc.) served as investment adviser to the predecessor portfolios of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. WFIM, a wholly-owned subsidiary of Wells Fargo Bank, has changed its name to Wells Capital Management Incorporated and is located at 444 Market Street, San Francisco, California 94111. Prior to October 1, 1995, affiliates of First Interstate Capital Management, Inc. served as investment advisers to the predecessor portfolios of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds as follows: First Interstate Bank of Oregon, N.A, served as investment adviser to the Oregon Tax-Exempt Fund; First Interstate Bank of Arizona, N.A. served as investment adviser to the Arizona Tax-Exempt Fund; and First Interstate Bank of Washington, N.A. served as co-investment advisers to the National Tax-Exempt Fund.



PORTFOLIO MANAGERS



  Ms. Laura Milner assumed responsibility for the day-to-day management of the portfolios of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds as of September 1996 and assumed sole responsibility for the day-to-day management of the California Tax-Free Income Fund on June 1, 1995. Ms. Milner had been a co-manager of the California Tax-Free Income Fund since November 1992. Ms. Milner is also co-manager of the California Tax-Free Bond Fund. Ms. Milner's current position with Wells Fargo Bank is Senior Tax-Exempt Specialist/Portfolio Manager. Her background includes over seven years experience specializing in short- and long-term municipal securities with Salomon Brothers. She is a member of the National Federation of Municipal Analysts and its California chapter.



  Mr. David Klug assumed sole responsibility for the day-to-day management of the California Tax-Free Bond Fund on June 1, 1995. Mr. Klug had been a co-manager of the California Tax-Free Bond Fund since January 1992. Mr. Klug's current position with Wells Fargo Bank is Senior Tax-Exempt Specialist/Portfolio Manager. He has managed municipal bond portfolios for Wells Fargo Bank for over nine years. Prior to joining Wells Fargo Bank, he managed the municipal bond portfolio for a major property and casualty insurance company. Mr. Klug holds an M.B.A. from the University of Chicago, and is a member of the National Federation of Municipal Analysts and its California chapter.



  Mary Gail Walton is also responsible for the day-to-day portfolio management of the Arizona Tax-Free, California Tax-Free Income, National Tax-Free and Oregon Tax-Free Funds. Ms. Walton joined Wells Fargo Bank in 1996 from First Interstate Capital Management and has been co-portfolio manager of the Funds since February 1, 1997. She worked at First Interstate Bank since 1991 specializing in tax-exempt portfolio


                                       21                             PROSPECTUS
management. She holds a B.A. from the University of Washington and is a chartered financial analyst candidate.

                         ------------------------------

  Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


                             INVESTING IN THE FUNDS



PURCHASE OF INSTITUTIONAL CLASS SHARES



  The minimum initial purchase amount on Institutional Class shares is $2 million and the minimum subsequent purchase amount on such shares is $25,000. Investors in various fiduciary accounts and certain other investors are not subject to minimum initial or subsequent purchase amount requirements.



  Institutional Class shares of the Funds are sold at NAV (without a sales charge) on a continuous basis primarily to certain customers ("Customers") of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions (previously defined as Institutions). Customers may include individuals, trusts, partnerships and corporations. Share purchases are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share purchases and redemptions are sent by the Funds to the Institution involved. Institutions (or their nominees), acting on behalf of their Customers, normally are the holders of record of Institutional Class shares. Customers' beneficial ownership of Institutional Class shares is reflected in the account statements provided by Institutions to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds is governed by the Customers' account agreements with an Institution. Investors wishing to purchase Institutional Class shares of the Funds should contact their account representatives.


PROSPECTUS                             22

  Institutional Class shares may be purchased on any day the Funds are open. The Funds are open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Institutional Class shares of the Funds are sold at the NAV per share next determined after a purchase order has become effective. Purchase orders placed by an Institution for Institutional Class shares in a Fund must be received by the Company by 1:00 p.m. (Pacific time) on any Business Day. Payment for such shares may be made by Institutions in federal funds or other funds immediately available to the custodian no later than 1:00 p.m. (Pacific time) on the next Business Day following the receipt of the purchase order.



  Institutions are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the Institution will be responsible for any loss to a Fund or its shareholders. Institutions may charge certain account fees depending on the type of account the investor has established with the Institution. In addition, an Institution may receive fees from the Funds with respect to the investments of its Customers as described under "Management and Servicing Fees." Payment for Institutional Class shares of a Fund may, in the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.



  The Company reserves the right to reject any purchase order or to suspend sales at any time. Payment for orders that are not received will be returned after prompt inquiry. The issuance of Institutional Class shares is recorded on the Company's books, and share certificates are not issued.


  The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from an investor or the investor's representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

  Shares of the Funds may not be suitable investments for tax-exempt institutions or individual shareholders of tax-deferred retirement plans, since such investors would not benefit from the exempt status of the Funds' dividends. See "Federal Income Taxes -- Special Tax Considerations" in the SAI.

SHARE VALUE

  The value of a share of each class is its NAV. Wells Fargo Bank calculates the NAV of each class of a Fund as of the close of regular trading on the NYSE (referred to hereafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time). The NAV per share for each class of shares is computed by dividing the value of a Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number

                                       23                             PROSPECTUS
of the outstanding shares of that class. All expenses are accrued daily and taken into account for the purpose of computing the NAV, which is expected to fluctuate daily.


  Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the other assets of the Funds are valued at current market prices or, if such prices are not readily available, at fair value as determined in good faith by the Company's Board of Directors. Prices used for such valuations may be obtained from independent pricing services.


WIRE INSTRUCTIONS -- DIRECT PURCHASES BY INSTITUTIONS


1.  Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds to:

  Wells Fargo Bank, N.A.
   San Francisco, California
   Bank Routing Number: 121000248
   Wire Purchase Account Number: 4068-000587

   Attention: Stagecoach Funds (Name of Fund) (designate Institutional Class)

   Account Name(s): Name(s) in which to be registered
   Account Number: (if investing into an existing account)

3. A completed Account Application should be sent by telefacsimile, with the original subsequently mailed, to the following address immediately after funds are wired and must be received and accepted by the transfer agent before an account can be opened:

  Wells Fargo Bank, N.A.
   Stagecoach Shareholder Services
   P.O. Box 7066
   San Francisco, California 94120-7066

   Telefacsimile: 1-415-781-4082


4. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

STATEMENTS AND REPORTS


  Institutions (or their nominees) typically send investors a confirmation or statement of the account after every transaction that affects their share balance or the Fund account registration. Every January, you will be provided a statement with tax information for the previous year to assist you with tax return preparation. At least twice a year, shareholders receive financial statements.


PROSPECTUS                             24

REDEMPTION OF INSTITUTIONAL CLASS SHARES

  Redemption requests are effected at the NAV per share next determined after receipt of a redemption request in good order by the Company. Institutional Class shares held by an Institution on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the Customer's accounts at the Institution. Institutions are responsible for transmitting redemption requests to the Company and crediting its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Institutional Class shares of the Funds normally are wired to the redeeming Institution the following Business Day after receipt of the request by the Company. The Company reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Funds or unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Funds of securities owned by them is not reasonably practicable or (b) it is not reasonably practicable for the Funds to fairly determine the value of their net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of a Fund.


  With respect to shareholders who do not have a relationship with an Institution, shares of the Funds may be redeemed by writing or calling the Funds directly at the address and phone number shown on the first page of the Prospectus. When Institutional Class shares are redeemed directly from the Funds, the Funds ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day unless payment by wire is requested. The Funds may take up to seven days to make payment, although this will not be the customary practice. Also, if the NYSE is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing, or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.


  To be accepted by a Fund, a letter requesting redemption must include: (i) the Fund's name and account registration from which the Institutional Class shares are being redeemed; (ii) the account number; (iii) the amount to be redeemed;
(iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution. An "eligible guarantor institution" includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

  All redemptions of Institutional Class shares of the Funds are made in cash, except that the commitment to redeem Institutional Class shares in cash extends only to

                                       25                             PROSPECTUS
redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the NAV of the Funds at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Funds to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Funds are valued. If the recipient were to sell such securities, the investor would incur brokerage charges.


REDEMPTIONS BY TELEPHONE


  Telephone exchange or redemption privileges authorize the transfer agent to act on telephone instructions from any person representing himself or herself to be the shareholder of record and reasonably believed by the transfer agent to be genuine. The Company requires the transfer agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the transfer agent will be liable for following telephone instructions reasonably believed to be genuine.

                                   EXCHANGES

  The Funds offer a convenient way to exchange Institutional Class shares in one Fund for Institutional Class shares in another fund of the Company. Before engaging in an exchange transaction, an investor should read carefully the Prospectus describing the fund into which the exchange will occur, which is available without charge and can be obtained by writing or by calling the Company at the address or phone number listed on the first page of the Prospectus. A shareholder may not exchange Institutional Class shares of one fund for Institutional Class shares of another fund if Institutional Class shares of both funds are not qualified for sale in the state of the shareholder's residence. The Company may terminate or amend the terms of the exchange privilege at any time.

  Exchange transactions are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share exchanges are sent by a Fund to the Institution involved. Institutions (or their nominees), acting on behalf of their Customers, normally are the holders of record of Institutional Class shares. Institutions are responsible for transmitting orders for exchanges to the Company on a timely basis. Customers' exchange transactions are generally reflected in the account statements provided by

PROSPECTUS                             26

Institutions to their Customers. Investors wishing to exchange Institutional Class shares of a Fund for Institutional Class shares of another fund should contact their account representatives. Investors with questions may call the Company at 1-800-260-5969.


  A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges are made at the NAV of the respective funds next determined following receipt of the request by the Company in good order.


  Investors should receive written confirmation of the exchange from the Institution within a few days of the completion of the transaction.



  To exchange Institutional Class shares, or if you have questions, simply call the Company at 1-800-260-5969. A shareholder of record should be prepared to give the telephone representative the following information: (i) the account number, social security or taxpayer identification number and account registration; (ii) the name of the fund from and the fund into which the transfer is to occur; and (iii) the dollar or share amount of the exchange. The conversation may be recorded to protect shareholders and the Company. Telephone exchanges may be available unless the shareholder of record has declined the privilege on the Purchase Application.


  In addition, Institutional Class shares of the Funds may be exchanged for each of the Funds' Class A shares in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a Wells Fargo Bank or another bank, trust company or thrift institution, or in other cases where Institutional Class shares are not held in such qualified accounts. Similarly, Class A shares may be exchanged for the Funds' Institutional Class shares if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made at the respective NAVs of the Institutional Class shares next determined after the exchange request is received by the Company.


                    DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS



  Dividends from net investment income of the Funds are declared daily, payable to shareholders of record as of the close of regular trading of the NYSE (currently 1:00 p.m., Pacific time). Dividends declared in a month generally are distributed on the last Business Day of each month. Shareholders begin earning dividends on the Business Day following the date the purchase order is effective and continue to earn dividends through the day such shares are redeemed. The Funds intend to distribute any capital gains at least annually. Expenses, such as state securities registration and transfer agency fees that are attributable to a particular class may affect the relative dividends and/or


                                       27                             PROSPECTUS
capital-gain distributions of a class of shares. Dividends and any capital-gain distributions are automatically invested in additional whole and fractional shares of the same class unless the shareholder has elected to receive payment in cash.


  Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. If a shareholder redeems shares before the dividend payment date, any dividends credited to the shareholder are paid on the following dividend payment date unless the shareholder has redeemed all of the shares in the account, in which case the shareholder receives accrued dividends together with redemption proceeds.

                         MANAGEMENT AND SERVICING FEES

INVESTMENT ADVISER

  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Funds' investment adviser, provides investment guidance and policy direction in connection with the management of the Funds' assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Funds' investment strategy and performance.


  For its services as investment adviser, Wells Fargo Bank is entitled to monthly investment advisory fees at the annual rate of 0.50% of the average daily net assets of each Fund. From time to time, each of the Funds, consistent with its investment objective, policies and restrictions, may invest in securities of entities with which Wells Fargo Bank has a lending relationship.



  Advisory Fees Paid



  For the nine-month period ended September 30, 1996, the California Tax-Free Bond and California Tax-Free Income Funds paid advisory fees to Wells Fargo Bank at the annual rates of 0.50% and 0.47%, respectively, of their average daily net assets. For the year ended September 30, 1996, the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds paid advisory fees at the annual rates of 0.09%, 0.08% and 0.49%, respectively, of their average daily net assets. For the period prior to September 6, 1996 this includes amounts paid to Wells Fargo Investment Management, Inc. by the predecessor portfolios to the Funds.



  For the year ended December 31, 1995, the California Tax-Free Bond and California Tax-Free Income Funds paid advisory fees to Wells Fargo Bank at the annual rates of 0.50% and 0.43%, respectively, of their average daily net assets.


PROSPECTUS                             28

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


  Wells Fargo Bank serves as the Funds' custodian and transfer and dividend disbursing agent. Under the Custody Agreement, a Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.


INSTITUTIONS AND SHAREHOLDER SERVICING AGENT


  The Funds have entered into shareholder servicing agreements with Wells Fargo Bank and may enter into similar agreements with other Institutions ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide shareholder administrative and liaison services with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Institutional Class shares owned of record or beneficially by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Conduct Rules of the NASD.


  A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by Funds, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.


ADMINISTRATOR AND CO-ADMINISTRATOR



  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Funds with administrative services, including general supervision of each Fund's operation, coordination of other services provided to a Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct each Fund's business and Stephens compensates the Directors and officers who are affiliated with


                                       29                             PROSPECTUS

Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively of each Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their administrative services to sub-administrators.



  Stephens previously provided substantially the same services as sole administrator to the Funds. For the nine-month period ended September 30, 1996, the California Tax-Free Bond and California Tax-Free Income Funds paid administrative fees to Stephens at the annual rate of 0.03% of each Fund s average daily net assets. For the year ended September 30, 1996, the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds paid administrative fees at the annual rates of 0.10%, 0.10% and 0.11%, respectively, of each Fund's average daily net assets. For the period prior to September 6, 1996, this includes amounts paid to Furman Selz LLC by the predecessor portfolios to the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.



SPONSOR AND DISTRIBUTOR



  Stephens is the Company's sponsor and co-administrator and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.


  Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into Distribution Agreements with the Company pursuant to which Stephens acts as agent for the Funds for the sale of their shares and may enter into selling agreements with other agents ("Selling Agents") that wish to make available shares of the Funds to their respective customers.

  Stephens has established a cash and non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise, or the cash value of a non-cash compensation item.

  Financial institutions acting as Shareholder Servicing Agents, Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

PROSPECTUS                             30

FUND EXPENSES


  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each Fund of the Company bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors and legal counsel, compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees, and any extraordinary expenses. Expenses attributable to each Fund or class, are charged against the assets of the Fund or class. General expenses of the Company are allocated among all of the Funds of the Company in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                                     TAXES


  Dividends distributed from a Fund's net interest income from tax-exempt securities will not be subject to federal income taxes. Dividends distributed from a Fund's interest income attributable to taxable securities and net short-term capital gains, if any, and capital gain distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, such distributions declared in October, November and December and distributed in the following January will be taxable as if they were paid by December 31.



  Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes -- Disposition of Fund Shares" in the SAIs.



  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.


STATE TAXES

ARIZONA STATE INCOME TAXES

  Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Free Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under

                                       31                             PROSPECTUS

Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Free Fund that are attributable to interest payments on direct obligations of the U.S. government will not be subject to Arizona income tax to the extent the Arizona Tax-Free Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Free Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

  There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Free Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Free Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Free Fund.

CALIFORNIA STATE INCOME TAXES


  Individuals, trusts and estates resident in California will not be subject to California personal income tax on dividends from the California Tax-Free Bond Fund and California Tax-Free Income Fund that represent tax-exempt interest paid on municipal obligations of the State of California, its political subdivisions, direct obligations of the U.S. government and certain other issuers, including Puerto Rico, Guam, and the U.S. Virgin Islands. Such individuals, trusts and estates will be subject to California personal income tax on other distributions received from the California Tax-Free Bond Fund and California Tax-Free Income Fund, including distributions of interest on municipal obligations issued by other issuers and all capital gains.


  Except as noted above with respect to California personal income taxation of individuals, trusts and estates resident in California, dividends and distributions from the California Tax-Free Bond Fund and California Tax-Free Income Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.


  Shareholders of the California Tax-Free Bond Fund and California Tax-Free Income Fund, including part-year residents of California, should consult their tax advisors about other state and local tax consequences of their investments in the California Tax-Free Bond Fund and California Tax-Free Income Fund, which may have different consequences from those under federal income tax law. The Company makes no representations as to California state and local taxes that may be imposed on a corporate investor in the California Tax-Free Bond Fund, California Tax-Free Income, or other Funds, and such investors should consult with their own tax advisors.


PROSPECTUS                             32

OREGON STATE INCOME TAXES


  So long as the Oregon Tax-Free Fund qualifies to be taxed as a separate "regulated investment company" under the Code, individuals, trusts and estates will not be subject to Oregon personal income tax on distributions from the Oregon Tax-Free Fund that represent "exempt-interest dividends" of a regulated investment company under the Code paid on municipal obligations of the State of Oregon and its political subdivisions, the U.S. Virgin Islands, Puerto Rico and Guam. Individuals, trusts and estates will be subject to Oregon personal income tax on other types of distributions received from the Oregon Tax-Free Fund, including distributions of interest on obligations issued by other issuers and all long-term and short-term capital gains.



  Corporations subject to the Oregon corporation excise tax will generally be subject to tax on all distributions from the Oregon Tax-Free Fund, including distributions of income that is exempt for U.S. federal income tax purposes. Oregon imposes a corporation income tax on corporations not subject to the Oregon corporation excise tax. Corporations subject to the Oregon corporation income tax should consult their tax advisors regarding distributions from the Oregon-Tax-Free Fund. Shares of the Oregon Tax-Free Fund will not be subject to the Oregon property tax.



  Shareholders of the Oregon Tax-Free Fund should consult their tax advisors about other state and local tax consequences of their investments in the Oregon Tax-Free Fund, which may differ from the consequences under U.S. federal income tax law.


NATIONAL TAX-EXEMPT FUND -- STATE AND LOCAL TAXES

  Investors are advised to consult their tax advisors concerning the application of state and local taxes, which may have different consequences from those under federal income tax law.


  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal and state tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Additional tax considerations, including the federal alternative minimum tax, are discussed in the SAIs for the Funds.


                                       33                             PROSPECTUS

                       THIS PAGE INTENTIONALLY LEFT BLANK

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES

 FUND INVESTMENTS

   Municipal Securities

  The Funds may invest in municipal bonds rated at the date of purchase "Baa" or better by Moody's or "BBB" or better by S&P, or unrated bonds that are considered by the investment adviser to be of comparable quality. Bonds rated "Baa" and "BBB" have speculative characteristics and are more likely than higher-rated bonds to have a weakened capacity to pay principal and interest in times of adverse economic conditions; all are considered investment grade. Municipal bonds generally have a maturity at the time of issuance of up to 40 years.

  The Funds may invest in municipal notes rated at the date of purchase "MIG 2" (or "VMIG 2" in the case of an issue having a variable rate with a demand feature) or better by Moody's or "SP-2" or better by S&P, or unrated notes that are considered by the investment adviser to be of comparable quality. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be.

  The Funds may invest in municipal commercial paper rated at the date of purchase "Prime-1" or "Prime-2" by Moody's or "A-1+," "A-1" or "A-2" by S&P, or unrated commercial paper that is considered by the investment adviser to be of comparable quality. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

  In the event a security purchased by a California Fund is downgraded below investment grade, the Fund may retain such security, although the Fund may not have more than 5% of its assets invested in securities rated below investment grade at any time. A description of the ratings is contained in the Appendix to the Funds' SAI.

  Municipal obligations also may include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                                      A-1                             PROSPECTUS

  Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

  The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. Lease obligations also may be abated if the leased property is damaged or becomes unsuitable for the lessee's purpose. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market.

  The Funds' investment adviser, under the supervision of the Board of Directors, makes determinations concerning the liquidity of a municipal lease obligation based on all relevant factors. The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds also may purchase unrated municipal lease obligations. The Funds' investment adviser, under the supervision of the Board of Directors, determines the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the underlying lease will not be canceled.

  Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax (and to the exemption of interest from state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds, the Funds' investment adviser nor their counsel will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

PROSPECTUS                             A-2

  For a further discussion of factors affecting purchases of municipal obligations by the State Tax-Free Funds, see "Special Considerations Affecting Arizona Municipal Securities," "Special Considerations Affecting California Municipal Securities" and "Special Considerations Affecting Oregon Municipal Securities" in the SAI.

  Taxable Investments

  Pending the investment of proceeds from the sale of shares of the Funds or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, each Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves, in instruments that pay interest which is exempt from federal income taxes, but not, for the State Tax-Free Funds, from a respective state's personal income tax, or the following taxable high-quality money market instruments: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptance and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

  U.S. Government Obligations


  The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


                                      A-3                             PROSPECTUS

  Forward Commitments, When-Issued Purchases, Stand-by Commitments and Delayed-Delivery Transactions

  The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward-commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward-commitment basis before settlement when deemed appropriate by the adviser. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

  The Arizona Tax-Free, Oregon Tax-Free and National Tax-Free Funds also may acquire "stand-by commitments" with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified municipal obligations at a price equal to their amortized-cost value plus accrued interest. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their respective rights thereunder for trading purposes.


  Each Fund establishes a segregated account in which it maintains cash, U.S. Government obligations or other high quality debt instruments in an amount at least equal in value to its respective commitments to engage in when-issued purchases and delayed delivery transactions. If the value of these assets declines, the Fund places additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.



  Other Investment Companies


  Subject to the limitations of the 1940 Act, the Funds may invest in shares of other unaffiliated open-end investment companies that have a fundamental policy of investing, under normal circumstances, at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax. Such investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to the Funds. However, the Funds' investment adviser has undertaken to waive its advisory fees with respect to assets so invested.

PROSPECTUS                            A-4

  Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, each Fund (except the California Tax-Free Bond Fund) may invest all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

  Floating- and Variable-Rate Instruments


  The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.



  Wells Fargo Bank, as investment adviser to the Funds, monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events affecting the ability of the issuer of a demand instrument to make payment when due may occur between the time a Fund elects to demand payment and the time payment is due, thereby affecting such Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days, may be treated as liquid provided that an active secondary market exists. See "Additional Permitted Investment Activities" in the SAI for additional information.


  Illiquid Securities

  The Arizona Tax-Free, California Tax-Free Income Fund, National Tax-Free and Oregon Tax-Free Funds will not knowingly invest more than 15% (10% for the California Tax-Free Bond Fund) of the value of its net assets is securities that are illiquid because of restrictions on transferability or other reasons. Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under
Section 4(2) of the 1933 Act (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined that the commercial paper is of equivalent quality and is liquid), if by any reason thereof the value of its aggregate investment in such classes of securities will exceed the applicable limitation described above with respect to its total assets.

                                      A-5                             PROSPECTUS

  Repurchase Agreements


  The California Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The California Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.



  Derivative Securities



  The Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. The Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuers to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The imbedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.


INVESTMENT POLICIES AND RESTRICTIONS

  Any fundamental investment policy may not be changed without approval by the vote of the holders of a majority of such Fund's outstanding voting securities, as described under "Capital Stock" in the Funds' SAI. If the Company's Board of Directors

PROSPECTUS                            A-6
determines, however, that a Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus. The following description summarizes several of the Funds' fundamental restrictions, which are set forth in full in the SAI.

  As matters of fundamental policy:

  1. The Arizona Tax-Free, National Tax-Free or Oregon Tax-Free Funds may not purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 50% of a Fund's total assets may be invested without regard to this 5% limitation.

  2. The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds may not invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry and the California Funds may not purchase the securities of issuers conducting their principal business activity in the same industry, if immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (a) municipal securities (for the purpose of this restriction, private activity bonds shall not be deemed municipal securities if the payment of principal and interest on such bonds is the ultimate responsibility of nongovernmental users) and (b) U.S. Government obligations.

  3. No Fund may borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing (for the California Funds, only from banks for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of each of their net assets (but investments may not be purchased by a Fund while any such outstanding borrowings exceed 5% of its net assets)).

  4. The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds will not at any time knowingly have more than 15% of their respective net assets in illiquid securities. However, if a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

  5. The California Tax-Free Bond Fund may make loans of portfolio securities in accordance with its investment policies.

                                      A-7                             PROSPECTUS

  As matters of nonfundamental policy:

  1. Neither the California Tax-Free Bond Fund nor the California Tax-Free Income Fund may invest more than 10% or 15%, respectively, of the current value of the Fund's net assets in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale or maturities of more than seven days, unless the Board or investment adviser, pursuant to guidelines adopted by the Board, determines that a liquid trading market exists. For a discussion of whether a certain security is excluded from a Fund's limitation see "Illiquid Securities" in this Appendix.


  2. The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds will not at any time knowingly have more than 15% of their respective net assets in illiquid securities.


  For purposes of complying with the Code, each California Fund will diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the market value of each Fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. With respect to paragraph (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer.

PROSPECTUS                            A-8

Advised by WELLS FARGO BANK, N.A.

Sponsored/Distributed by
Stephens Inc., Member NYSE/SIPC
                                                                            LOGO
NOT FDIC INSURED

LOGO

P.O. Box 7066


San Francisco, CA 94120-7066


 STAGECOACH FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank
  - are NOT deposits or obligations of the Bank
  - involve investment risk, including possible loss of                   LOGO
  principal

LOGO

Printed on Recycled Paper                                         SC 0212 (2/97)

                                      LOGO

                         ------------------------------

                                   PROSPECTUS
                         ------------------------------

                                GINNIE MAE FUND
                             INTERMEDIATE BOND FUND
                 SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                              INSTITUTIONAL CLASS


                                FEBRUARY 1, 1997

                              STAGECOACH FUNDS(R)

             GINNIE MAE, INTERMEDIATE BOND, AND SHORT-INTERMEDIATE
                          U.S. GOVERNMENT INCOME FUNDS

                              INSTITUTIONAL CLASS

  Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about Institutional Class shares offered by three funds of the Stagecoach Family of Funds -- the GINNIE MAE, INTERMEDIATE BOND, and SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUNDS (each, a "Fund" and, collectively, the "Funds").

  The GINNIE MAE FUND seeks to provide investors with a long-term total rate of return through preserving capital and earning high interest income by investing principally in a portfolio of U.S. Government mortgage pass-through securities, consisting primarily of securities issued by the Government National Mortgage Association (popularly called "Ginnie Maes"), Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The INTERMEDIATE BOND FUND seeks to provide investors with a high level of current income consistent with the preservation of capital and maintenance of liquidity. The SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND seeks to provide investors with current income, while preserving capital, by investing primarily in a portfolio consisting of short- to intermediate-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.


  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own. A Statement of Additional Information ("SAI"), dated February 1, 1997, containing additional information about each Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-260-5969.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                       PROSPECTUS DATED FEBRUARY 1, 1997


                                                                      PROSPECTUS

  ALTHOUGH CERTAIN PORTFOLIO INSTRUMENTS HELD BY THE GINNIE MAE AND SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUNDS MAY BE INSURED OR GUARANTEED BY THE UNITED STATES OR A FEDERAL AGENCY OR INSTRUMENTALITY, SHARES OF THE FUNDS ARE NOT.



WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR AND IS COMPENSATED FOR PROVIDING THE FUNDS WITH CERTAIN OTHER SERVICES. STEPHENS INC. ("STEPHENS"),
     WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUNDS' SPONSOR,
                       CO-ADMINISTRATOR AND DISTRIBUTOR.


PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

PROSPECTUS SUMMARY                                                             1

SUMMARY OF FUND EXPENSES                                                       5


FINANCIAL HIGHLIGHTS                                                           8



HOW THE FUNDS WORK                                                            12



THE FUNDS AND MANAGEMENT                                                      19



INVESTING IN THE FUNDS                                                        22



EXCHANGES                                                                     26



DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS                                       27



MANAGEMENT AND SERVICING FEES                                                 28



TAXES                                                                         31


PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY

  The Funds provide investors with a convenient way to invest in various portfolios of securities selected and supervised by professional management. The following provides summary information about the Funds. For more information, please refer to the identified Prospectus sections and generally to the Prospectus and SAI.

Q. WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The GINNIE MAE FUND seeks to provide investors with a long-term total rate of return through preserving capital and earning high interest income by investing principally in a portfolio of U.S. Government mortgage pass-through securities, consisting primarily of securities issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). Under normal market conditions, the Fund will invest at least 65% of its assets in securities issued by GNMA.


    The INTERMEDIATE BOND FUND seeks to provide investors with a high level of current income consistent with the preservation of capital and maintenance of liquidity. In pursuing its investment objective, the Fund may invest in a broad range of corporate debt obligations, such as fixed- and variable-rate bonds, zero coupon bonds, debentures, obligations convertible into common stock, and various types of demand instruments, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and U.S. dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments, and money market instruments. The Fund also may acquire obligations issued by state and local governments ("municipal obligations"), mortgage-backed and certain other asset-backed securities. Under normal market conditions, the Fund expects to maintain a dollar-weighted average portfolio maturity between three and ten years and the policy of the Fund is to invest at least 65% of the total value of its assets in corporate and government bonds.


    The SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND seeks to provide investors with current income, while preserving capital, by investing primarily in a portfolio consisting of short- to intermediate-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Fund invests primarily in U.S. Treasury securities, notes and bonds and obligations issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises such as GNMA and FNMA. Under normal market conditions, at least 65% of the Fund's total assets will be invested in U.S. Government obligations and the dollar-weighted effective average maturity of the portfolio is expected to be between two and five years. The Fund may also invest in investment-grade

                                        1                             PROSPECTUS
    corporate debt obligations. The Fund is designed for investors with investment horizons of two to five years.

    See "How the Funds Work -- Investment Objectives and Policies" and "Prospectus Appendix -- Additional Investment Policies" for further information on investments.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF INVESTMENT?


A. An investment in a Fund is not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of the Fund's shares. Therefore, you should be prepared to accept some risk with the money you invest in a Fund.



    The market value of investments in fixed-income securities changes in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed-income securities subsequent to their acquisition does not affect cash income from such securities but are reflected in a Fund's net asset value. For example, the mortgage-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, and prevent reinvestment of the proceeds at higher interest rates. The income from the securities typically remains stable, but the value of the securities may fall and adversely affect the NAV of the Funds' shares. Each Fund also may purchase zero coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) that are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. The debt securities in which the Funds may invest are subject to credit risk, which is the risk that the issuer cannot pay all or a portion of the obligation represented by a particular security. The Intermediate Bond and Short-Intermediate U.S. Government Income Funds may invest in certain dollar-denominated debt instruments of foreign issuers. Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies.



    The Ginnie Mae and Short-Intermediate U.S. Government Income Funds each invests primarily in U.S. Government obligations, including securities issued or


PROSPECTUS                              2
    guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.


    As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective. See "How the Funds Work -- Investment Objectives and Policies -- Risk Factors" below and "Additional Permitted Investment Activities" in the SAI for further information about the Funds' investments and related risks.


Q. WHO MANAGES MY INVESTMENTS?


A. Wells Fargo Bank, as each Fund's investment adviser, manages your investments. Wells Fargo Bank also provides administrative, transfer agency, dividend disbursing agency and custodial services to the Funds. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Funds. See "The Funds and Management" and "Management and Servicing Fees" for further information.


Q. HOW DO I INVEST?


A. Qualified investors may invest by purchasing Institutional Class shares of the Funds at the net asset value per share without a sales charge ("NAV"). Qualified investors include certain customers of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions ("Institutions"). Customers may include individuals, trusts, partnerships and corporations. Purchases are effected through the customer's account with the Institution under the terms of the customer's account agreement with the Institution. Investors wishing to purchase a Fund's Institutional Class shares should contact their account representatives. The minimum initial purchase amount on Institutional Class shares is $2 million and the minimum subsequent purchase amount on such shares is $25,000. Investors in various fiduciary accounts and certain other investors are not subject to minimum


                                        3                             PROSPECTUS
    initial or subsequent purchase amount requirements. See "Investing in the Funds" for additional information.



Q. HOW MAY I REDEEM SHARES?


A. Investors may redeem shares at NAV, without charge by the Company. Institutional Class shares held by an Institution on behalf of its customers must be redeemed under the terms of the customer's account agreement with the Institution. Institutions are responsible for transmitting redemption requests to the Company and crediting its customers' accounts. The Company reserves the right to impose charges for wiring redemption proceeds. See "Investing in the Funds -- Redemption of Institutional Class Shares."


Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?



A. Dividends of the Ginnie Mae, Intermediate Bond and Short-Intermediate U.S. Government Income Funds are declared daily and distributed monthly. Any capital gains are distributed at least annually. Dividend and capital gain distributions are automatically reinvested in additional Institutional Class shares of the respective Fund at NAV. Shareholders also may elect to receive distributions in cash. See "Dividends" for additional information.


Q. WHAT ARE DERIVATIVES AND DO THE FUNDS USE THEM?

A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

Q. WHAT STEPS DO THE FUNDS TAKE TO CONTROL DERIVATIVES-RELATED RISKS?


A. Wells Fargo Bank uses a variety of internal risk management procedures to ensure that derivatives' use is consistent with a Fund's investment objective, does not expose the Fund to undue risks and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Derivatives use by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. For more information on a Fund's investment activities, see "How the Funds Work" and "Prospectus Appendix -- Additional Investment Policies."


PROSPECTUS                              4

                            SUMMARY OF FUND EXPENSES


                           INSTITUTIONAL CLASS SHARES



                        SHAREHOLDER TRANSACTION EXPENSES



                                                                 SHORT-INTERMEDIATE
                                     GINNIE MAE   INTERMEDIATE    U.S. GOVERNMENT
                                        FUND       BOND FUND        INCOME FUND
Maximum Sales Charge on Purchases
  (as a percentage of offering
  price)............................    None          None              None
Maximum Sales Charge on Reinvested
  Distributions.....................    None          None              None
Maximum Sales Charge on
  Redemptions.......................    None          None              None
Exchange Fees.......................    None          None              None


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                  SHORT-INTERMEDIATE
                                  GINNIE MAE     INTERMEDIATE      U.S. GOVERNMENT
                                     FUND         BOND FUND          INCOME FUND
Management Fee (after waivers or
  reimbursements)...............     0.50%        0.40%(1)               0.50%
Rule 12b-1 Fee..................      None            None                None
Other Expenses (after waivers or
  reimbursements)(2)............     0.27%           0.35%               0.15%
                                     -----           -----               -----
TOTAL FUND OPERATING EXPENSES
  (after waivers or
  reimbursements)(3)............     0.77%           0.75%               0.65%
                                  ============   =============    ====================


-------------------------------


(1) Management Fee (before waivers or reimbursements) would be 0.50%.


(2) Other Expenses (before waivers or reimbursements) would be 0.60%, 0.59% and 0.50%, respectively.


(3) Total Fund Operating Expenses (before waivers or reimbursements) would be 1.10%, 1.09% and 1.00%, respectively.


Note: The tables do not reflect any charges that may be imposed by Wells Fargo
      Bank or another Institution directly on certain customer accounts in connection with an investment in the Funds.


                                        5                             PROSPECTUS

EXAMPLE OF EXPENSES


                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
An investor would pay the following
expenses on a $1,000 investment in a
Fund's Institutional Class shares,
assuming a 5% annual return and redemption
at the end of each time period indicated:
    Ginnie Mae Fund.......................     $8       $25       $43       $ 95
    Intermediate Bond Fund................     $8       $24       $42       $ 93
    Short-Intermediate U.S. Government
    Income Fund...........................     $7       $21       $36       $ 81


                             EXPLANATION OF TABLES


  The purpose of the foregoing tables is to help a shareholder understand the various costs and expenses that an investor in a Fund will pay directly or indirectly.


  SHAREHOLDER TRANSACTION EXPENSES are charges incurred when a shareholder buys or sells Fund shares. Institutional Class shares are sold with no shareholder transaction charges imposed by the Company. The Company reserves the right to impose a charge for wiring redemption proceeds.


  ANNUAL FUND OPERATING EXPENSES are based on applicable contract amounts for "Management Fees" and "Rule 12b-1 Fees." Where indicated they reflect voluntary fee waivers and expense reimbursements expected to be in effect during the current year. The amounts shown under "Other Expenses" are based on estimated/restated amounts expected to be in effect for the current fiscal year. Wells Fargo Bank and Stephens each have agreed to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, each Fund to ensure that the Total Fund Operating Expenses do not exceed, on an annual basis, 0.77%, 0.75%, or 0.65%, respectively, of the Ginnie Mae, Intermediate Bond or Short-Intermediate U.S. Government Income Funds' average daily net assets through August 31, 1997. Any waivers or reimbursements will reduce a Fund's total expenses. There can be no assurance that waivers or reimbursements will continue after that date. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Funds, please see "Management and Servicing Fees."


PROSPECTUS                              6

  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. This annual rate of return should not be considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.



  The Funds offer certain other classes of shares not described herein. The expenses and corresponding returns of these other classes may differ from the expenses and returns of the shares described herein. Information regarding these and any other investment options in the Funds may be obtained by calling Stephens at 1-800-643-9691. Additional information regarding the Funds' expenses is included under "The Funds and Management" and "Management and Servicing Fees" and in the SAI under "Management," and "Servicing Plans."


                                        7                             PROSPECTUS

                              FINANCIAL HIGHLIGHTS


  For the Ginnie Mae and Short-Intermediate U.S. Government Income Funds, the following information has been derived from the Financial Highlights in the Funds' financial statements for the fiscal period ended September 30, 1996. The information is provided to assist you in evaluating the historical performance of each Fund. Except for periods ending prior to January 1, 1992, which were audited by other auditors, the financial information has been audited by KPMG Peat Marwick LLP. The financial statements and report thereon for the period ended September 30, 1996 are incorporated by reference into the SAIs. This information should be read in conjunction with the Funds' 1996 financial statements and the notes thereto.



  For the Intermediate Bond Fund, the following information has been derived from the Financial Highlights in the Fund's financial statements for the year ended September 30, 1996. This information is provided to assist you in evaluating the Fund's historical performance. Except as set forth below, the Fund's financial statements, were audited by KPMG Peat Marwick LLP. The financial statements and report thereon for the year ended September 30, 1996 are incorporated by reference into the SAI. The financial information for the periods prior to October 1, 1995 has been audited by other auditors. This information should be read in conjunction with the Fund's 1996 financial statements and the notes thereto. On September 6, 1996, the Institutional Class shares of a portfolio of Pacifica Funds Trust were reorganized as the Institutional Class shares of the Fund. The information for periods prior to September 6, 1996 reflects the performance of the predecessor portfolio's Institutional Class. The SAI for each Fund has been incorporated by reference into this Prospectus.


PROSPECTUS                              8

                           INTERMEDIATE BOND FUND(1)


                  FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING



                                                 FOUR-MONTH
                                      YEAR         PERIOD
                                      ENDED        ENDED                              YEAR ENDED MAY 31,
                                    SEPT. 30,    SEPT. 30,    -------------------------------------------------------------------
                                      1996        1995(2)      1995      1994      1993      1992      1991      1990      1989
                                    ---------    ----------   -------   -------   -------   -------   -------   -------   -------
Net asset value -- beginning of
  period...........................   $14.76       $14.77      $14.36    $15.72    $15.69    $15.52    $15.08    $15.13    $15.00
Income from investment operations
  Net investment income (loss).....     0.85         0.30        0.91      0.99      1.17      1.14      1.25      1.26      1.22
  Net realized and unrealized gain
    (loss) on investments..........    (0.23)       (0.01)       0.47     (0.90)     0.40      0.65      0.54     (0.05)     0.08
  Total from investment
    operations.....................     0.62         0.29        1.38      0.09      1.57      1.79      1.79      1.21      1.30
Less distributions:
  Dividends from net investment
    income.........................    (0.85)       (0.30)      (0.97)    (0.85)    (1.04)    (1.41)    (1.25)    (1.26)    (1.17)
  Distributions from net realized
    gain...........................    (0.01)(3)     0.00        0.00     (0.60)    (0.50)    (0.21)    (0.10)       --        --
    Total from distributions.......    (0.86)       (0.30)      (0.97)    (1.45)    (1.54)    (1.62)    (1.35)    (1.26)    (1.17)
  Net asset value -- end of
    period.........................   $14.52       $14.76      $14.77    $14.36    $15.72    $15.69    $15.52    $15.08    $15.13
    Total return (not
      annualized)..................     4.19%        6.14%(4)   10.13%     0.35%    10.42%    11.96%    12.36%     8.25%     9.07%
Ratios/Supplemental Data
  Net assets, end of period
    (000)..........................  $44,348      $55,628     $56,087   $58,199   $61,207   $54,203   $54,074   $79,471   $74,002
Ratios to average net assets
  (annualized):
  Ratio of expenses to average net
    assets.........................     0.73%        0.89%       0.81%     0.79%     0.76%     0.68%     0.66%     0.68%     0.69%
  Ratio of net investment income to
    average net assets.............     5.82%        5.94%       6.35%     5.33%     6.01%     7.14%     8.00%     8.25%     8.25%
  Portfolio turnover...............       96%          54%         76%      163%      146%      102%       78%       32%       36%
  Ratio of expenses to average net
    assets prior to waived fees and
    reimbursed expenses............     0.89%        0.94%       0.85%     0.83%     0.79%     0.73%     0.71%     0.73%     0.74%
  Ratio of net investment income to
    average net assets prior to
    waived fees and reimbursed
    expenses.......................     5.66%        5.89%       6.31%     5.30%     5.98%     7.09%     7.95%     8.20%     8.20%


-------------------


(1) The Fund operated as the Bonds Plus Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on June 1, 1988, until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995, when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibility. In connection with the reorganization, existing Institutional shares were converted into Investor shares of the Pacifica Fund. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of the Company on September 6, 1996. In connection with the second reorganization, existing Investor shares were converted into Class A shares of the Fund. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


(2) The Fund changed its fiscal year end from May 31 to September 30.


(3) Represents tax return of capital.

(4) Annualized.

                                        9                             PROSPECTUS

                                GINNIE MAE FUND


                  FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING



                                                                    PERIOD ENDED
                                                                     SEPT. 30,
                                                                      1996(1)
                                                                    ------------
Net asset value, beginning of period..............................     $15.19
Income from investment operations:
  Net investment income (loss)....................................       0.08
  Net realized and unrealized gain (loss) on investments..........       0.15
                                                                       ------
    Total from investment operations..............................       0.23
Less distributions:
  Dividends from net investment income............................      (0.08)
  Distributions from net realized gain............................       0.00
                                                                       ------
    Total from distributions......................................      (0.08)
                                                                       ------
  Net asset value, end of period..................................     $15.34
                                                                       ======
    Total return (not annualized).................................       1.30%
Ratios/supplemental data:
  Net assets, end of period (000).................................     $7,381
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets.........................       0.78%
  Ratio of net investment income to average net assets............       7.48%
  Portfolio turnover..............................................        183%
  Ratio of expenses to average net assets prior to waived fees and
    reimbursed expenses...........................................       1.31%
  Ratio of net investment income to average net assets prior to
    waived fees and reimbursed expenses...........................       6.95%


-------------------


(1) The Institutional Class shares of the Fund commenced operations on September 6, 1996.


PROSPECTUS                             10

                 SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND


                  FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING



                                                                    PERIOD ENDED
                                                                     SEPT. 30,
                                                                      1996(1)
                                                                    ------------
Net asset value, beginning of period..............................      $ 9.46
Income from investment operations:
  Net investment income (loss)....................................        0.03
  Net realized and unrealized gain (loss) on investments..........        0.08
    Total from investment operations..............................        0.11
Less distributions:
  Dividends from net investment income............................       (0.03)
  Distributions from net realized gain............................        0.00
    Total from distributions......................................       (0.03)
  Net asset value, end of period..................................      $ 9.54
    Total return (not annualized).................................        1.08%
Ratios/supplemental data:
  Net assets, end of period (000).................................     $73,637
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets.........................        0.59%
  Ratio of net investment income to average net assets............        5.14%
  Portfolio turnover..............................................         389%
  Ratio of expenses to average net assets prior to waived fees and
    reimbursed expenses...........................................        0.84%
  Ratio of net investment income to average net assets prior to
    waived fees and reimbursed expenses...........................        4.89%
-------------------
(1) The Institutional Class shares of the Fund commenced
    operations on September 6, 1996.


                                       11                             PROSPECTUS

                               HOW THE FUNDS WORK

INVESTMENT OBJECTIVES AND POLICIES

GINNIE MAE FUND


  The Ginnie Mae Fund seeks to provide investors with a long-term total rate of return through preserving capital and earning high interest income by investing principally in a portfolio of U.S. Government mortgage pass-through securities, consisting primarily of securities issued by GNMA, FNMA and FHLMC. This investment objective is fundamental and cannot be changed without shareholder approval. Under normal market conditions, the Fund will invest at least 65% of its total assets in GNMA securities. These securities may bear interest at rates that are not fixed ("floating- and variable-rate instruments") or may be purchased on a "when-issued" or "firm commitment basis."


  GNMAs, FNMAs and FHLMCs are mortgage-backed securities representing part ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the entity, is offered to investors through securities dealers. Once approved by GNMA, a government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal of a GNMA security is guaranteed by the full faith and credit of the U.S. Government. FNMA and FHLMC are federally chartered corporations supervised by the U.S. Government and acting as government-sponsored enterprises. FNMA and FHLMC securities are not direct obligations of the U.S. Treasury, and are supported by the credit of FNMA or FHLMC only. FNMA guarantees timely payment of interest and principal on its securities; FHLMC guarantees timely payment of interest and ultimate payment of principal only.


  The Fund also may invest in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, and repurchase agreements. The Fund may temporarily invest some of its assets in shares of unaffiliated registered, open-end investment companies, subject to the limitations of the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund may also invest in high-quality money market instruments, which include U.S. Government obligations, obligations of domestic and foreign banks, and short-term corporate debt obligations. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of Fund shares or because of unusual market conditions. The Fund also may lend its portfolio securities. A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


PROSPECTUS                             12

INTERMEDIATE BOND FUND


  The Intermediate Bond Fund seeks to provide investors with a high level of current income consistent with the preservation of capital and maintenance of liquidity. This investment objective is fundamental and cannot be changed without shareholder approval. In pursuing its investment objective, the Fund may invest in a broad range of corporate debt obligations such as fixed and variable-rate bonds, zero coupon bonds, debentures, obligations convertible into common stock and various types of demand instruments, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments, and money market instruments. The Fund also is permitted to acquire obligations issued by state and local governments ("municipal obligations"). The purchase of municipal obligations may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government obligations. The Fund also may purchase mortgage-backed and certain other asset-backed securities. During normal market conditions, the Fund will maintain a dollar-weighted average portfolio maturity between three and ten years.



  In acquiring particular portfolio securities, Wells Fargo Bank considers, among other things, historical yield relationships between corporate and government bonds, intermarket yield relationships among various industry sectors, current economic cycles and the attractiveness and creditworthiness of particular issuers. Depending upon its analysis of these and other factors, the Fund's holdings in issuers in particular industry sectors may be overweighted when compared to the relative industry weightings in the Lehman Brothers Intermediate Government-Corporate Index or other recognized indices.



  The policy of the Fund is to invest at least 65% of the total value of its assets in corporate and government bonds during normal market conditions. Debt obligations acquired by the Fund will be investment grade at the time of purchase -- that is, obligations rated "AAA," "AA," "A" or "BBB" by Standard & Poor's Ratings Group ("S&P") or "Aaa," "Aa," "A" or "Baa" by Moody's Investors Service, Inc. ("Moody's"). Debt obligations may also be unrated but deemed by Wells Fargo Bank to be comparable in quality to instruments that are so rated. The Fund's dollar weighted average portfolio quality of the corporate bond portion of the Fund's portfolio is expected to be "A" or better. Obligations rated in the lowest of the top four rating categories ("Baa" by Moody's or "BBB" by S&P) are considered to have speculative characteristics. See the Appendix in the SAI for a description of applicable S&P and Moody's debt ratings.



  The Fund also may invest in obligations convertible into common stocks, and may purchase common stocks, warrants or other rights to buy shares if they are attached to a fixed income obligation. As a general matter, however, the Fund will not invest in


                                       13                             PROSPECTUS
common stocks. Common stock received through the conversion of convertible debt obligations will normally be sold in an orderly manner as soon as possible. Up to 20% of the total assets of the Fund may be invested directly in dollar-denominated debt obligations of foreign issuers. These obligations may include obligations of foreign corporations as well as investments in obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). The Fund may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities) and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange.


  The Fund also may hold short-term U.S. Government obligations, money market instruments, repurchase agreements, securities issued by other investment companies within the limits prescribed by the 1940 Act, and cash, pending investment, to meet anticipated redemption requests or if, in the opinion of the Advisor, suitable investments for a Fund are unavailable. Such investments may be made in such proportions as, in the opinion of the Advisor, existing circumstances may warrant, and may include obligations of foreign banks and foreign branches of U.S. banks.



  In addition, the Fund may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) which are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND


  The Short-Intermediate U.S. Government Income Fund (sometimes, the "Income Fund") seeks to provide investors with current income, while preserving capital, by investing primarily in a portfolio consisting of short- to intermediate-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. This investment objective is fundamental and cannot be changed without shareholder approval.


  The Income Fund may invest in obligations of any maturity. Under ordinary circumstances, the dollar-weighted effective average maturity of the Fund's portfolio is generally expected to be between two and five years, and at least 65% of the value of its total assets will be invested in U.S. Government obligations. The Fund seeks to enhance its total return by shortening the average maturity of portfolio securities when interest rates are anticipated to increase and lengthening the maturity of such portfolio securities to take advantage of anticipated interest rate declines. Portfolio turnover generally involves some expense to the Fund, including dealer mark-ups.

PROSPECTUS                             14

  The Income Fund's assets may be invested in U.S. Government obligations and in investment-grade corporate debt obligations rated at the date of purchase in the top four rating groups by S&P or Moody's, i.e., "AAA"/"Aaa," "AA"/"Aa," "A/A," and "BBB"/"Baa" by S&P and Moody's, respectively. Securities rated "BBB"/"Baa" have speculative characteristics. In addition, it is possible that securities in which the Fund may invest could be downgraded by a ratings group subsequent to purchase by the Fund. The Fund will not hold more than 5% of its assets in securities that have been downgraded below investment grade subsequent to purchase.



  The Income Fund also may purchase "stripped securities" which represent the interest portion or the principal portion (sometimes referred to as "STRIPs") of securities in which the Fund may otherwise invest. STRIPs have significantly different investment characteristics than the instruments from which they derive. S&P and Moody's assign ratings based upon their judgment of the risk of default of the securities underlying STRIPs. STRIPs are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt obligations because of the manner in which their principal and interest are paid to investors. Investors should understand that most of the risk of these securities comes from interest-rate risk and not from the risk of default. STRIPs may have significantly greater interest-rate risk than traditional government securities with identical ratings.



  The Income Fund may invest in adjustable-rate mortgage securities ("ARMS") with interest rates that periodically reset when market rates change. ARMS are pass-through certificates representing ownership interests in a pool of adjustable-rate mortgages and the resulting cash flow from those mortgages. The ARMS in which the Fund may invest are issued or guaranteed by GNMA, FNMA or FHLMC. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMS provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's or FHLMC's fees and any applicable loan servicing fees.)



  The Income Fund also may invest in the adjustable-rate portions of collateralized mortgage obligations ("CMOs") issued by government agencies, instrumentalities or government-sponsored enterprises including, primarily, FNMA and FHLMC, and collateralized by pools of mortgage loans. Payments of principal and interest on the collateral mortgages are used to pay debt service on the CMOs. All CMOs purchased by the Fund are rated, at the time of purchase, "AAA" by S&P or "Aaa" by Moody's.


  On a temporary basis, the Income Fund may invest cash balances in shares of unaffiliated, registered, open-end investment companies, subject to the limitations of the 1940 Act. The Fund also may invest in U.S. Treasury bills, engage in repurchase agreements and lend its portfolio securities, provided the value of such loans of portfolio securities does not exceed one-third of the current value of its total assets. Such

                                       15                             PROSPECTUS
temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of Fund shares or because of unusual market conditions.


  A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


RISK FACTORS


  The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. Shareholders of a Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund and the value of an investment in a Fund may increase or decrease.



  There is, of course, no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.



  The Funds may invest in illiquid securities, which may include certain restricted securities. Illiquid securities may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.


  The adviser may use certain derivative investments or techniques, such as investments in floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.


  See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.


INTERMEDIATE BOND FUND


  The market value of the Intermediate Bond Fund's investment in fixed income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed income securities generally rises. Conversely, during periods of rising interest rates the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and


PROSPECTUS                             16
depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities, but will be reflected in the Fund's net asset value.


  The Intermediate Bond Fund may invest up to 25% of its assets in "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt obligations issued in the U.S. by foreign banks and corporations. Such investments may involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. The Fund's investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. See the SAI for further information about foreign securities.


GINNIE MAE AND SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUNDS

  Although GNMA securities are guaranteed by the U.S. Government as to timely payment of principal and interest and ARMS are guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises as noted above), the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. The Funds are subject to interest-rate risk, that is, the risk that increases in interest rates may adversely affect the value of the securities in which the Funds invest, and hence the value of your investment in the Funds. The value of the securities in which a Fund invests generally changes inversely to changes in interest rates. However, the adjustable-rate feature of the mortgages underlying the ARMS and the CMOs in which the Income Fund may invest should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest rates.

  The full and timely payment of principal and interest on GNMA ARMS is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA

                                       17                             PROSPECTUS
and FHLMC ARMS are not backed by the full faith and credit of the U.S. Government. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are considered by some investors to be high-quality investments that present minimal credit risks. The yields provided by these ARMS have historically exceeded the yields on other types of U.S. Government securities with comparable maturities. Of course, there can be no assurance that this historical performance will continue or that the Funds, which are diversified funds, will meet their respective investment objectives.



  Moreover, no assurance can be given that the U.S. Government would supply financial support to U.S. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which the government-sponsored enterprise is unable to make good. Principal on the mortgages underlying the mortgage pass-through securities in which the Funds may invest may be prepaid in advance of maturity. Such prepayments tend to increase when interest rates decline and may present a Fund with more principal to invest at lower rates. The converse also tends to be the case.


  Furthermore, there can be no assurance that the U.S. Government would supply financial support to its agencies or instrumentalities, where it is not obligated to do so. Principal on the mortgages underlying the mortgage pass-through securities in which the Short-Intermediate U.S. Government Income Fund invests may be prepaid in advance of maturity; these prepayments tend to increase when interest rates decline, presenting the Fund with more principal to invest at lower rates. The converse also tends to be the case when interest rates rise.

  S&P and Moody's assign ratings based upon their judgment of the risk of default (i.e., the risk that the issuer or guarantor may default in the payment of principal and/or interest) of the securities underlying the CMOs. However, investors should understand that most of the risk of these securities comes from interest-rate risk (i.e., the risk that market interest rates may adversely affect the value of the securities in which a Fund invests) and not from the risk of default. CMOs may have significantly greater interest rate risk than traditional government securities with identical ratings. The adjustable-rate portions of CMOs have significantly less interest rate risk.

  U.S. Government obligations have been selected by Wells Fargo Bank as the Income Fund's principal investments because of their relatively low purchase and sale transaction costs and because of the low default risk associated with them (i.e., they are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities).

PROSPECTUS                             18

PERFORMANCE


  Fund performance may be advertised from time to time in terms of average annual total return, cumulative total return and yield. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of a Fund.


  Average annual total return of the Institutional Class shares is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund's Institutional Class and assumes the investment is at NAV and all dividends and any capital-gain distributions attributable to a class are also reinvested at NAV in shares of the class. Cumulative total return is calculated similarly except that the return figure is aggregated over the relevant period instead of annualized.


  Yield refers to the income generated by an investment in a class of a Fund's shares over a specified period (usually 30 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes reinvestment of the income earned from a Fund. Because of the effects of compounding, effective yields are slightly higher than yields.


  In addition to presenting these standardized performance calculations, at times, the Funds also may present non-standard performance figures, such as three-month total returns or, in sales literature, distribution rates. Because of the differences in the fees and/or expenses borne by shares of each class of a Fund, the performance figures on one class of shares can be expected, at any given time, to vary from the performance figures for other classes of the Funds.



  Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request free of charge by calling the Company at 1-800-260-5969 or by writing the Company at the address shown on the inside front cover of the Prospectus.



                            THE FUNDS AND MANAGEMENT


THE FUNDS


  The Funds are three of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-two other funds. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors at NAV. Each class of shares in a


                                       19                             PROSPECTUS
fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. Please contact Stagecoach Shareholder Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.



  The Company's Board of Directors supervises the Funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a Fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). A Fund shareholder of record is entitled to one vote for each share owned and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.


MANAGEMENT


  Wells Fargo Bank serves as the Funds' investment adviser, administrator, transfer and dividend disbursing agent, and custodian. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent of the Funds. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to other separately managed funds of the Company, and as investment adviser or sub-adviser to separately managed funds of five other registered, open-end, management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.



  Subsequent to its acquisition by Wells Fargo & Company on April 1, 1996, Wells Fargo Investment Management, Inc. ("WFIM") (formerly, First Interstate Capital Management, Inc.) served as investment adviser to the predecessor portfolio of the Intermediate Bond Fund. WFIM, a wholly owned subsidiary of Wells Fargo Bank, has changed its name to Wells Capital Management Incorporated and is located at 444 Market Street, San Francisco, California 94111. Prior to October 1, 1995, First Interstate Bank of Oregon, N.A, a subsidiary of First Interstate Bancorp and an affiliate of First Interstate Capital Management, Inc., served as investment adviser to the predecessor portfolio.


PROSPECTUS                             20

PORTFOLIO MANAGERS



  Ms. Tamyra Thomas assumed responsibility as a co-portfolio manager for the day-to-day management of the Ginnie Mae Fund and the Intermediate Bond Fund as of July 16, 1996 and September 6, 1996, respectively. Ms. Thomas is a Senior Vice-President and the Chief Fixed Income Investment Officer of the Investment Management Group of Wells Fargo Bank. Ms. Thomas has managed bond portfolios for over a decade. She currently manages in excess of $1 billion of long-term taxable bond portfolios for various foundations, defined benefit plans and other clients. Prior to joining Wells Fargo Bank in 1988, she held a number of senior investment positions for the Valley Bank & Trust Company of Utah including Vice-President and Manager of the Investment Department and Chairman of the Trust Investment Committee. She holds a B.S. degree from the University of Utah and was past president of the Utah Bond Club. Ms. Thomas is a chartered financial analyst.


  Mr. Paul Single assumed responsibility for the day-to-day management of the portfolio of the Ginnie Mae Fund on May 1, 1995. Mr. Single has managed taxable bond portfolios for over a decade, and has specific expertise in mortgage-backed securities. Prior to joining Wells Fargo Bank, in early 1988, he was a senior portfolio manager for Benham Capital Management Group. Mr. Single received his B.S. from Springfield College.


  Mr. Jeff Weaver assumed responsibility as a co-portfolio manager for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund as of July 16, 1996. Mr. Weaver joined Wells Fargo Bank in February of 1994, after three years as a short-term fixed income trader and portfolio manager in the investment management group of Bankers Trust Company in New York. He holds a B.A. in economics from the University of Colorado and is a chartered financial analyst candidate.



  Ms. Madeline Gish also assumed responsibility as a co-portfolio manager for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund as of July 16, 1996. Ms. Gish joined Wells Fargo Bank in 1989 as the portfolio coordinator for the Mutual Funds Division and played an integral part in the rapid growth of the Overland Express Funds. Since joining the fixed-income group in 1992, Ms. Gish has assisted in the research and trading for various portfolios and is currently managing taxable liquidity portfolios. She holds a bachelor of science degree in business administration from the University of Kansas and is a chartered financial analyst candidate.


  Mr. Scott Smith assumed responsibility as a co-portfolio manager for the day-to-day management of the Intermediate Bond Fund as of the commencement of operations of the Fund. Mr. Smith has also been responsible for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund since 1993 and has been responsible for the management of the portfolio of the Ginnie Mae Fund since

                                       21                             PROSPECTUS

May 1, 1995. He joined Wells Fargo Bank in 1988 as a taxable money market portfolio specialist. Currently, Mr. Smith holds the position of liquidity management specialist/portfolio manager with Wells Fargo Bank. His experience includes a position with a private money management firm with mutual fund investment operations. Mr. Smith holds a B.A. degree from the University of San Diego and is a Chartered Financial Analyst.

                             ---------------------

  Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


                             INVESTING IN THE FUNDS



PURCHASE OF INSTITUTIONAL CLASS SHARES



  The minimum initial purchase amount on Institutional Class shares is $2 million and the minimum subsequent purchase amount on such shares is $25,000. Investors in various fiduciary accounts and certain other investors are not subject to minimum initial or subsequent purchase amount requirements.


  Institutional Class shares of the Funds are sold at NAV (without a sales charge) on a continuous basis primarily to certain customers ("Customers") of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions (previously defined as Institutions). Customers may include individuals, trusts, partnerships and corporations. Share purchases are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share purchases and redemptions are sent by the Funds to the Institution involved. Institutions (or their nominees), acting on behalf of their Customers, normally are the holders of record of Institutional Class shares. Customers' beneficial ownership of Institutional Class shares is reflected in the account statements provided by Institutions to their Customers. The exercise of voting rights and the

PROSPECTUS                             22
delivery to Customers of shareholder communications from the Funds is governed by the Customers' account agreements with an Institution. Investors wishing to purchase Institutional Class shares of the Funds should contact their account representatives.


  Institutional Class shares may be purchased on any day the Funds are open. The Funds are open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Institutional Class shares of the Funds are sold at the NAV per share next determined after a purchase order has become effective. Purchase orders placed by an Institution for Institutional Class shares in a Fund must be received by the Company by 1:00 p.m. (Pacific time) on any Business Day. Payment for such shares may be made by Institutions in federal funds or other funds immediately available to the custodian no later than 1:00 p.m. (Pacific time) on the next Business Day following the receipt of the purchase order.


  Institutions are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the Institution will be responsible for any loss to the Funds or its shareholders. Institutions may charge certain account fees depending on the type of account the investor has established with the Institution. In addition, an Institution may receive fees from the Funds with respect to the investments of its Customers as described under "Management and Servicing Fees." Payment for Institutional Class shares of a Fund may, in the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.

  The Company reserves the right to reject any purchase order or to suspend sales at any time. Payment for orders that are not received will be returned after prompt inquiry. The issuance of Institutional Class shares is recorded on the Company's books, and share certificates are not issued.


  The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from an investor or the investor's representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.



SHARE VALUE



  The value of a share of each class is its NAV. Wells Fargo Bank calculates the NAV of each class of a Fund as of the close of regular trading on the NYSE (referred to hereafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time). The NAV per share for each class of a Fund is computed by dividing the value of a Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number


                                       23                             PROSPECTUS
of the outstanding shares of that class. All expenses are accrued daily and taken into account for the purpose of computing the NAV, which is expected to fluctuate daily.



  Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the other assets of the Funds are valued at current market prices or, if such prices are not readily available, at fair value as determined in good faith by the Company's Board of Directors. Prices used for such valuations may be obtained from independent pricing services.


WIRE INSTRUCTIONS -- DIRECT PURCHASES BY INSTITUTIONS

1.  Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds to:

  Wells Fargo Bank, N.A.
   San Francisco, California
   Bank Routing Number: 121000248
   Wire Purchase Account Number: 4068-000587

   Attention: Stagecoach Funds (Name of Fund) (designate Institutional Class)

   Account Name(s): Name(s) in which to be registered
   Account Number: (if investing into an existing account)

3. A completed Account Application should be sent by telefacsimile, with the original subsequently mailed, to the following address immediately after funds are wired, and must be received and accepted by the transfer agent before an account can be opened:

  Wells Fargo Bank, N.A.
   Stagecoach Shareholder Services
   P.O. Box 7066
   San Francisco, California 94120-7066

   Telefacsimile: 1-415-781-4082


4. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

STATEMENTS AND REPORTS


  Institutions (or their nominees) typically send investors a confirmation or statement of the account after every transaction that affects their share balance or the Fund account registration. Every January, you will be provided a statement with tax information for the previous year to assist you in tax return preparation. At least twice a year, shareholders receive financial statements.


PROSPECTUS                             24

REDEMPTION OF INSTITUTIONAL CLASS SHARES

  Redemption requests are effected at the NAV per share next determined after receipt of a redemption request in good order by the Company. Institutional Class shares held by an Institution on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the Customer's accounts at the Institution. Institutions are responsible for transmitting redemption requests to the Company and crediting its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Institutional Class shares of the Funds normally are wired to the redeeming Institution the following Business Day after receipt of the request by the Company. The Company reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Funds or unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Funds of securities owned by them is not reasonably practicable or (b) it is not reasonably practicable for the Funds to fairly determine the value of their net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of a Fund.


  With respect to shareholders who do not have a relationship with an Institution, shares of the Funds may be redeemed by writing or calling the Funds directly at the address and phone number shown on the first page of the Prospectus. When Institutional Class shares are redeemed directly from the Funds, the Funds ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day unless payment by wire is requested. The Funds may take up to seven days to make payment, although this will not be the customary practice. Also, if the NYSE is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing, or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.


  To be accepted by a Fund, a letter requesting redemption must include: (i) the Fund's name and account registration from which the Institutional Class shares are being redeemed; (ii) the account number; (iii) the amount to be redeemed;
(iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution. An "eligible guarantor institution" includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

  All redemptions of Institutional Class shares of the Funds are made in cash, except that the commitment to redeem Institutional Class shares in cash extends only to

                                       25                             PROSPECTUS
redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the NAV of the Funds at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Funds to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Funds are valued. If the recipient were to sell such securities, the investor would incur brokerage charges.


REDEMPTIONS BY TELEPHONE


  Telephone exchange or redemption privileges authorize the transfer agent to act on telephone instructions from any person representing himself or herself to be the shareholder of record and reasonably believed by the transfer agent to be genuine. The Company requires the transfer agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the transfer agent will be liable for following telephone instructions reasonably believed to be genuine.

                                   EXCHANGES

  The Funds offer a convenient way to exchange Institutional Class shares in one Fund for Institutional Class shares in another fund of the Company. Before engaging in an exchange transaction, an investor should read carefully the Prospectus describing the fund into which the exchange will occur, which is available without charge and can be obtained by writing or by calling the Company at the address or phone number listed on the first page of the Prospectus. A shareholder may not exchange Institutional Class shares of one fund for Institutional Class shares of another fund if Institutional Class shares of both funds are not qualified for sale in the state of the shareholder's residence. The Company may terminate or amend the terms of the exchange privilege at any time.

  Exchange transactions are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share exchanges are sent by a Fund to the Institution involved. Institutions (or their nominees), acting on behalf of their Customers, normally are the holders of record of Institutional Class shares. Institutions are responsible for transmitting orders for exchanges to the Company on a timely basis. Customers' exchange transactions are generally reflected in the account statements provided by

PROSPECTUS                             26

Institutions to their Customers. Investors wishing to exchange Institutional Class shares of a Fund for Institutional Class shares of another fund should contact their account representatives. Investors with questions may call the Company at 1-800-260-5969.


  A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges are made at the NAV of the respective funds next determined following receipt of the request by the Company in good order.


  Investors should receive written confirmation of the exchange from the Institution within a few days of the completion of the transaction.



  To exchange Institutional Class shares, or if you have any questions, simply call the Company at 1-800-260-5969. A shareholder of record should be prepared to give the telephone representative the following information: (i) the account number, social security or taxpayer identification number and account registration; (ii) the name of the fund from and the fund into which the transfer is to occur; and (iii) the dollar or share amount of the exchange. The conversation may be recorded to protect shareholders and the Company. Telephone exchanges may be available unless the shareholder of record has declined the privilege on the Purchase Application.


  In addition, Institutional Class shares of the Funds may be exchanged for each of the Funds' Class A shares in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a Wells Fargo Bank or another bank, trust company or thrift institution, or in other cases where Institutional Class shares are not held in such qualified accounts. Similarly, Class A shares may be exchanged for the Funds' Institutional Class shares if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made at the respective NAVs of the Institutional Class shares next determined after the exchange request is received by the Company.


                    DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS



  Dividends from net investment income of the Funds are declared daily, payable to shareholders of record as of the close of regular trading on the NYSE (currently 1:00 p.m., Pacific time.) Dividends declared in a month generally are distributed on the last Business Day of each month. The Funds distribute any capital gains at least annually. Dividend and capital-gain distributions are automatically invested in additional whole and fractional shares of the same class unless the shareholder has elected to receive payment in cash. Expenses, such as state securities registration fees and transfer agency


                                       27                             PROSPECTUS
fees that are attributable to a particular class may affect the relative dividend and/or capital-gain distributions of a class of shares.



  Dividend and capital-gain distributions have the effect of reducing the NAV per share by the amount distributed. Although distributions paid on newly issued shares shortly after a purchase would represent, in substance, a return of capital, the distributions would ordinarily be taxable to the shareholder.


  Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. If a shareholder redeems shares before the dividend payment date, any dividends credited to the shareholder are paid on the following dividend payment date unless the shareholder has redeemed all of the shares in the account, in which case the shareholder receives accrued dividends together with redemption proceeds.


                         MANAGEMENT AND SERVICING FEES



INVESTMENT ADVISER



  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Funds' adviser, provides investment guidance and policy direction in connection with the management of the Funds' assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Funds' investment strategy and performance.



  For its services as investment adviser to the Intermediate Bond and Short-Intermediate U.S. Government Income Funds, Wells Fargo Bank is entitled to monthly investment advisory fees at the annual rate of 0.50% of the Funds' average daily net assets. For its services as investment adviser to the Ginnie Mae Fund, Wells Fargo Bank is entitled to a monthly investment advisory fee at an annual rate equal to 0.50% of the first $250 million of the Fund's average daily net assets, 0.40% of the next $250 million, and 0.30% in excess of $500 million. From time to time, each of the Funds, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.



  Advisory Fees Paid



  For the nine-month period ended September 30, 1996, the Ginnie Mae and Short-Intermediate U.S. Government Income Funds paid advisory fees to Wells Fargo Bank at the annual rates of 0.50% and 0.50%, respectively, of their average daily net assets. For the year ended September 30, 1996, the Intermediate Bond Fund paid advisory fees at the annual rate of 0.50% of its average daily net assets. For the period prior to


PROSPECTUS                             28

September 6, 1996, this includes amounts paid to Wells Fargo Investment Management, Inc. by the predecessor portfolio.



  For the year ended December 31, 1995, the Ginnie Mae and Short-Intermediate U.S. Government Income Funds paid advisory fees to Wells Fargo Bank at the annual rates of 0.50% and 0.27%, respectively, of their average daily net assets.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank serves as the Funds' custodian and transfer and dividend disbursing agent. Under the Custody Agreement, each Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to each Fund's Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

INSTITUTIONS AND SHAREHOLDER SERVICING AGENT


  The Funds have entered into shareholder servicing agreements with Wells Fargo Bank and may enter into similar agreements with other Institutions ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agent for their customers, to provide shareholder administrative and liaison services with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee, at the annual rate of up to 0.25% of the average daily net assets attributable to the Institutional Class shares owned of record or beneficially by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules").


  A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of the Funds and to notify them in writing at least 30 days before it imposes any transaction fees.


ADMINISTRATOR AND CO-ADMINISTRATOR



  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator provide each Fund with


                                       29                             PROSPECTUS
administrative services, including general supervision of each Fund's operation, coordination of other services provided to a Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct each Fund's business and Stephens compensates the Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets.



  Stephens previously provided substantially the same services as sole administrator to the Funds. For the nine-month period ended September 30, 1996, the Ginnie Mae and Short-Intermediate U.S. Government Income Funds paid administrative fees to Stephens at the annual rate of 0.03% of each Fund's average daily net assets. For the year ended September 30, 1996, the Intermediate Bond Fund paid administrative fees at the annual rate of 0.10% of its average daily net assets. For the period prior to September 6, 1996, this includes amounts paid to Furman Selz LLC by the predecessor portfolio to the Intermediate Bond Fund.



SPONSOR AND DISTRIBUTOR



  Stephens is the Company's sponsor and co-administrator and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.


  Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens acts as agent for a Fund for the sale of its shares and may enter into selling agreements with other agents ("Selling Agents") that wish to make available shares of the Funds to their respective customers.

  Stephens has established a cash and non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise or the cash value of a non-cash compensation item.

PROSPECTUS                             30

  Financial institutions acting as Shareholder Servicing Agents, Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES


  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Funds bear all costs of their operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors and legal counsel, compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees, and any extraordinary expenses. Expenses attributable to each Fund or class are charged against the assets of the Fund or class. General expenses of the Company are allocated among all of the Funds of the Company in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                                     TAXES


  Distributions from a Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. A portion of dividend distributions to corporate shareholders may be excludable pursuant to the "dividends-received deduction" allowable to corporate shareholders. Distributions from a Fund's net long-term capital gains are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.



  Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes -- Disposition of Fund Shares" in the SAIs.



  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain


                                       31                             PROSPECTUS
circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.



  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI for each Fund.


PROSPECTUS                             32

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

  Temporary Investments


  Each Fund may hold a certain portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Funds may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities. See "Additional Permitted Investment Activities" in the SAI for additional Information.


  U.S. Government Obligations


  The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.



  Mortgage-Related Securities



  The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the


                                      A-1                            PROSPECTUS
securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  The Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

  Other Asset-Backed Securities


  The Funds may invest in asset-backed securities that are unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based


PROSPECTUS                            A-2
upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

  Derivative Securities


  The Intermediate Bond and Short-Intermediate Government Income Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. These Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The embedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds' investment objectives, policies and quality standards, consider making investments in such new types of derivative securities.


  Stripped Obligations


  The Ginnie Mae, Intermediate Bond and Short-Intermediate U.S. Government Income Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face


                                      A-3                            PROSPECTUS
value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to investors.


  Custodial Receipts for Treasury Securities


  The Intermediate Bond Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Fund in such participations will not exceed 5% of the value of the Fund's total assets.



  Forward Commitments, When-Issued Purchases and Delay-Delivery Transactions


  The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser. During the period between commitment and settlement, no payment is made by a Fund and no interest accrues to the Fund. In some instances, a Fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, a Fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. For example, a securities dealer may seek to purchase a particular security which a Fund owns. The Fund will sell that security to the dealer and simultaneously enter into a "firm commitment" agreement to buy back the same security at a future date, as described above. The net effect of these transactions is to generate income for the Fund since the dealer is willing to execute these transactions at prices favorable to the Fund in order to acquire the specific security which it buys in the initial purchase transaction. Wells Fargo Bank will limit these transactions to a maximum of 35% of a Fund's total assets. There is a risk that a party with whom a Fund enters into when-issued or firm commitment agreements may not perform its obligation to deliver or purchase the securities, which could result in a gain or loss to the Fund. To minimize

PROSPECTUS                            A-4
the risk of default, a Fund enters into such transactions only with those major banks and non-bank U.S. Government securities dealers who are recognized by the Board of Governors of the Federal Reserve System as primary dealers. As described further in its SAI, a Fund may purchase certain securities on a when-issued basis, although it currently does not expect to invest more than 5% of its assets in such securities.

  Commercial Paper


  The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Intermediate Bond Fund in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a NRSRO.


  Floating- and Variable-Rate Instruments

  Certain of the debt instruments that the Funds may purchase bear interest at rates that are not fixed, but vary, for example, with changes in specified market rates or indices or specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Funds may, in accordance with SEC rules, account for these instruments as maturing at the next interest rate readjustment date or the date which the Fund may tender the instrument back to the issuer, whichever is later. The floating and variable-rate instruments that the Fund may purchase include certificates of participation in such obligations. Wells Fargo Bank, as investment adviser, will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events affecting the ability of the issuer of a demand instrument to make payment when due may occur between the time the Fund elects to demand payment and the time payment is due, thereby affecting the Fund's ability to obtain payment at par, except when such demand instruments permit same-day settlement. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.

                                      A-5                            PROSPECTUS

  Repurchase Agreements


  The Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.



  Foreign Obligations



  Each Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.



  Illiquid Securities



  The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.



  Other Investment Companies



  The Funds may invest in shares of other open-end, management investment companies provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. Wells Fargo Bank will waive its advisory fees for that portion of a Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Funds also may purchase


PROSPECTUS                            A-6
shares of exchange-listed, closed-end funds. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, the Short-Intermediate U.S. Government Income Fund may invest all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.


  Additional Investments -- Ginnie Mae Fund

  FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments.

  These mortgage-backed securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security. The GNMA securities in which the Ginnie Mae Fund will invest are of the "modified" type, which entitles the holder of such certificates to receive its share of all interest and principal payments owed on the underlying pool of mortgage loans, regardless of whether or not the mortgagors actually make the payments.

  The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Ginnie Mae Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. As a result, if the Fund purchases such securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchased such securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. In choosing specific issues, Wells Fargo Bank, as investment adviser, will have made assumptions about the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower investment return than anticipated.

                                      A-7                            PROSPECTUS

  Additional Investments -- Short-Intermediate U.S. Government Income Fund

  The mortgages underlying ARMS guaranteed by GNMA are fully insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMS issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR").

  The interest rates on the mortgages underlying the ARMS and the CMOs in which the Short-Intermediate U.S. Government Income Fund may invest generally are readjusted at intervals of one year or less in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity U.S. Treasury note rates, the three-month U.S. Treasury bill rate, the 180-day U.S. Treasury bill rate, rates on longer-term U.S. Treasury securities, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, a published prime rate, or commercial paper rates. Certain of these indices follow overall market interest rates more closely than others.

  Adjustable rate mortgages, an increasingly common form of residential financing, generally are originated by banks and thrift institutions and have a specified maturity date. Most provide for amortization of principal in a manner similar to fixed-rate mortgages but have interest payment amounts that change in response to changes in a specified interest rate index. The rate of interest due on such a mortgage is calculated by adding an agreed-upon "margin" to the specified index, although there generally are limitations or "caps" on interest rate movements in any given period or over the life of the mortgage. To the extent that the interest rates on adjustable rate mortgages underlying the ARMS or the CMOs in which the Short-Intermediate U.S. Government Income Fund may invest cannot be adjusted in response to interest rate changes because of such caps, the ARMS or CMOs are likely to respond to changes in market rates more like fixed-rate securities. In other words, interest rate increases in excess of such caps can be expected to cause the ARMS or CMOs backed by mortgages that have such caps to

PROSPECTUS                            A-8
decline in value to a greater extent than would be the case in the absence of such caps. Conversely, interest rate decreases below such floors can be expected to cause the ARMS or CMOs backed by mortgages that have such floors to increase in value to a greater extent than would be the case in the absence of such floors.

  Since the interest rates on many mortgages underlying ARMS and CMOs are reset on an annual basis and generally are subject to caps, it can be expected that the prices of such ARMS and CMOs will fluctuate to the extent prevailing market interest rates are not reflected in the interest rates payable on the underlying adjustable rate mortgages or the CMO. In this regard, the NAV of the Short-Intermediate U.S. Government Income Fund's shares could fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some principal loss or less gain than might otherwise be achieved if they redeem their Fund shares before the interest rates on the mortgages underlying the Fund's portfolio securities are adjusted to reflect prevailing market interest rate.

  The holder of ARMS and certain CMOs receives not only monthly scheduled payments of principal and interest but also may receive unscheduled principal payments representing prepayments on the underlying mortgages. An investor, therefore, may have to reinvest the periodic payments and any unscheduled prepayments of principal it receives at a rate of interest which is lower than the rate on the ARMS and CMOs held by it.

  The Short-Intermediate U.S. Government Income Fund also may invest cash balances temporarily in U.S. Treasury bills, which are short-term U.S. Government obligations with maturities which do not exceed one year.


INVESTMENT POLICIES AND RESTRICTIONS



  Each Fund's investment objective, as set forth in "How the Funds
Work -- Investment Objectives and Policies," is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of such Fund's outstanding voting securities, as described under "Capital Stock" in the SAI for each Fund. If the Board of Directors determines that a Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company may make such change without shareholder approval and will disclose any such material changes in the then-current Prospectus.



  Fundamental Investment Policies


  As a matter of fundamental policy for the Intermediate Bond Fund, the Fund may not purchase or sell commodity contracts or invest in oil, gas or mineral exploration or development programs, except that the Fund may enter into futures contracts and

                                      A-9                            PROSPECTUS
related options. The Fund may not purchase or sell real estate, except that the Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate. The Fund may not purchase securities of companies for the purpose of exercising control. The Fund may not acquire any other investment company except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act. The Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933. The Fund may not write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Fund may enter into transactions in options on securities, futures contracts and options on futures contracts. The Fund may not borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing. The Fund may not purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 25% of a Fund's total assets may be invested without regard to this 5% limitation. Subject to the foregoing 25% exception, the Fund may not purchase more than 10% of the outstanding voting securities of any issuer. The Fund may not invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry. The Fund may not borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing.


  For the Funds, if a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation, however, each Fund will not at any time have more than 15% (10% for the Ginnie Mae Fund) of its net assets invested in illiquid securities.

  As matters of fundamental policy for the Ginnie Mae and Short-Intermediate U.S. Government Income Funds, a Fund may: (i) not purchase securities of any issuer (except U.S. Government obligations) if as a result more than 5% of the value of a Fund's total assets would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer; (ii) make loans of portfolio securities in accordance with its investment policies; and (iii) not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that the Fund may invest 25% or more of its assets in U.S. Government obligations. In addition, as a matter of fundamental policy, the Short-Intermediate U.S. Government Income Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets. As a matter of fundamental policy, the Ginnie Mae Fund may borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these

PROSPECTUS                           A-10
borrowings may be secured by the pledge of up to 20% of the current value of its net assets. Each Fund may not purchase investments while any such outstanding borrowing exceeds 5% of such Fund's net assets.

  With respect to fundamental investment policy (i) above, the Short-Intermediate U.S. Government Income Fund is subject to this restriction only with respect to 75% of the Fund's assets, and, with regard to both Funds, it may be possible that the Company would own more than 10% of the outstanding voting securities of the issuer. With respect to fundamental investment policy concerning bank borrowing above, the Ginnie Mae Fund presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to fundamental investment policy (ii) above, the Short-Intermediate U.S. Government Income Fund does not intend to make loans of its portfolio securities during the coming year, and the Ginnie Mae Fund does not intend to put at risk more than 5% of its assets during the coming year.


  Non-fundamental Investment Policies


  As a matter of nonfundamental policy, the Ginnie Mae Fund may invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, illiquid securities and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

  As a matter of nonfundamental policy, the Short-Intermediate U.S. Government Income Fund may invest up to 15% of the current value of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

  Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under
Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating organization and the adviser, pursuant to guidelines established by the Company's Board of Directors has determined that the commercial paper is of equivalent quality and is liquid, if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

                                     A-11                            PROSPECTUS

Advised by WELLS FARGO BANK, N.A.


Sponsored/Distributed by


Stephens Inc., Member NYSE/SIPC

                                                                            LOGO

NOT FDIC INSURED

LOGO

P.O. Box 7066


San Francisco, CA 94120-7066


 STAGECOACH FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank
  - are NOT deposits or obligations of the Bank
  - involve investment risk, including possible loss of                   LOGO
    principal

LOGO

Printed on Recycled Paper                                         SC 0210 (2/97)

                                      LOGO

                         ------------------------------

                                   PROSPECTUS
                         ------------------------------

                         PRIME MONEY MARKET MUTUAL FUND
                       TREASURY MONEY MARKET MUTUAL FUND

                                 SERVICE CLASS


                                FEBRUARY 1, 1997

                              STAGECOACH FUNDS(R)

                         PRIME MONEY MARKET MUTUAL FUND
                       TREASURY MONEY MARKET MUTUAL FUND

                              SERVICE CLASS SHARES


  Stagecoach Funds, Inc. (the "Company") is an open-end investment company. This Prospectus contains information about Service Class shares offered in two funds of the Stagecoach Family of Funds -- the PRIME MONEY MARKET MUTUAL FUND and the TREASURY MONEY MARKET MUTUAL FUND (each, a "Fund" and collectively, the "Funds").


  The PRIME MONEY MARKET MUTUAL FUND seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity. The Fund pursues its objective by investing its assets in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, which have remaining maturities not exceeding 397 days (13 months), and in certain repurchase agreements.

  The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal. The Fund's fundamental policy is to seek its objective by investing its assets only in obligations issued or guaranteed by the U.S. Treasury and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations, which have remaining maturities not exceeding 397 days (13 months).


  AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.



  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own. A Statement of Additional Information ("SAI"), dated February 1, 1997, containing additional information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The Funds' SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-260-5969.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


   WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR AND PROVIDES CERTAIN OTHER SERVICES FOR WHICH IT IS COMPENSATED. STEPHENS INC. ("STEPHENS"),
      WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUNDS SPONSOR,
                       CO-ADMINISTRATOR AND DISTRIBUTOR.



                       PROSPECTUS DATED FEBRUARY 1, 1997


                                                                      PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

PROSPECTUS SUMMARY                                                             1

SUMMARY OF FUND EXPENSES                                                       3

FINANCIAL HIGHLIGHTS                                                           5


HOW THE FUNDS WORK                                                             8



THE FUNDS AND MANAGEMENT                                                      13



INVESTING IN THE FUNDS                                                        15



EXCHANGES                                                                     19



DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS                                       20



MANAGEMENT AND SERVICING FEES                                                 21



TAXES                                                                         24


PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY


  The Funds provide investors with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides summary information about the Funds. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI.


Q. WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The PRIME MONEY MARKET MUTUAL FUND seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity. The Fund pursues its objective by investing its assets in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, which have remaining maturities not exceeding 397 days (13 months), and in certain repurchase agreements.

    The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal. The Fund's fundamental policy is to seek its objective by investing its assets only in obligations issued or guaranteed by the U.S. Treasury and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations, which have remaining maturities not exceeding 397 days (13 months).


Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF INVESTMENT?



A. Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Funds. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that either Fund will achieve its investment objective. See "How the Funds Work -- Risk Factors" in this Prospectus and "Additional Investment Activities" in the SAI for further information about Fund investments and related risks.


Q. WHO MANAGES MY INVESTMENTS?


A. Wells Fargo Bank, as each Fund's investment adviser, manages your investments. Wells Fargo Bank also provides the Funds with administrative, transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and selling agent for the Funds. See "The Funds and Management" and "Management and Servicing Fees" for further information.


                                        1                             PROSPECTUS

Q. HOW DO I INVEST?


A. Qualified investors may invest by purchasing Service Class shares of a Fund at the net asset value per share without a sales charge ("NAV"). Qualified investors include certain customers of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions ("Institutions"). Customers of an Institution's trust division, as well as individuals, corporations, partnerships and other businesses that maintain qualified accounts at an Institution (including Individual Retirement and Keogh Plan accounts) may invest in the Funds. Investors purchasing Service Class shares may include officers, directors and employees of an Institution. Purchases, exchanges and redemptions are effected through the customer's account with the Institution under the terms of the customer account agreement with the Institution. The Company reserves the right to impose charges for wiring redemption proceeds. Investors wishing to purchase a Fund's shares should contact their account representatives to discuss whether Service Class shares, which are sold with various shareholder services and subject to a charge for such services, or Institutional Class shares, sold subject to investment minimums, with no shareholder services and no service charge imposed, best meet their service and investment needs. See "Investing in the Funds" and "Exchanges" for additional information.



Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?



A. Dividends are declared daily and distributed monthly, and any capital gains are distributed at least annually. All distributions are automatically reinvested in additional Service class shares of the Funds at NAV. Shareholders may also elect to receive distributions in cash. See "Dividend and Capital Gain Distributions" for additional information.



Q. HOW MAY I REDEEM SHARES?



A. You may redeem shares at NAV, without charge by the Company. Service Class shares held by an Institution on behalf of its customers must be redeemed under the terms of the customer's account agreement with the Institution. Institutions are responsible for transmitting redemption requests to the Company and crediting its customers' accounts. The Company reserves the right to impose charges for wiring redemption proceeds. See "Investing in the Funds -- Redemption of Service Class Shares."


PROSPECTUS                              2

                            SUMMARY OF FUND EXPENSES
                              SERVICE CLASS SHARES

                        SHAREHOLDER TRANSACTION EXPENSES


                                    PRIME MONEY         TREASURY MONEY
                                 MARKET MUTUAL FUND   MARKET MUTUAL FUND
Maximum Sales Charge on
  Purchases (as a percentage of
  offering price)...............        None                 None
Maximum Sales Charge on
  Reinvested Distributions......        None                 None
Maximum Sales Charge on
  Redemptions...................        None                 None
Exchange Fees...................        None                 None


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                    PRIME MONEY         TREASURY MONEY
                                 MARKET MUTUAL FUND   MARKET MUTUAL FUND
Management Fee (after waivers or
  reimbursements)(1)............        0.12%                0.12%
Rule 12b-1 Fee..................        None                 None
Other Expenses (after waivers or
  reimbursements)(2)............        0.33%                0.33%
TOTAL FUND OPERATING EXPENSES
  (after waivers or
  reimbursements)(3)............        0.45%                0.45%


-------------------


(1) Management Fee (before waivers or reimbursements) would be 0.25%.


(2) Other Expenses (before waivers or reimbursements) would be 0.38%.


(3) Total Fund Operating Expenses (before waivers or reimbursements) would be 0.63%.

Note: The table does not reflect any charges that may be imposed by Wells Fargo
      Bank or another Institution directly on certain customer accounts in connection with an investment in a Fund.

                                        3                             PROSPECTUS

EXAMPLE OF EXPENSES


                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
An investor would pay the following
expenses on a $1,000 investment in
a Fund's Service Class shares,
assuming (A) a 5% annual return and
(B) redemption at the end of each
time period indicated:
    Prime Money Market Mutual
    Fund...........................     $5       $14       $25       $ 57
    Treasury Money Market Mutual
    Fund...........................     $5       $14       $25       $ 57


                             EXPLANATION OF TABLES


  The purpose of the above tables is to help you understand the various costs and expenses that an investor in a Fund will pay directly or indirectly.



  SHAREHOLDER TRANSACTION EXPENSES are charges incurred when a shareholder buys or sells Fund shares. Service Class shares are sold with no Shareholder Transaction Expenses imposed by the Company. However, the Company reserves the right to impose a charge for wiring redemption proceeds.



  ANNUAL FUND OPERATING EXPENSES are based on applicable contract amounts and amounts incurred during the prior fiscal year restated to reflect voluntary fee waivers and expense reimbursements expected to reduce expenses during the current year. Wells Fargo Bank and Stephens have each agreed to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, each Fund to ensure that the respective "Total Fund Operating Expenses" do not exceed, on an annual basis, 0.45% of the Prime Money Market Mutual Fund's or Treasury Money Market Mutual Fund's average daily net assets through August 31, 1997. Any waivers or reimbursements would reduce a Fund's total expenses. There can be no assurances that waivers or reimbursements will continue after that time. The Funds understand that a Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a higher minimum initial investment or payment of a separate fee for additional expenses. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Funds, please see "Investing in the Funds -- How to Buy Shares" and "Management and Servicing Fees."


  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The rate of return should not be considered an

PROSPECTUS                              4
indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

                              FINANCIAL HIGHLIGHTS


  The following information has been derived from the Financial Highlights in the Funds' financial statements for the year ended September 30, 1996. This information is provided to assist you in evaluating the historical performance of each Fund. Except as set forth below, the Funds' financial statements were audited by KPMG Peat Marwick LLP. The financial information for all periods prior to October 1, 1995, was audited by other auditors to the predecessor portfolios. On September 6, 1996 the Service Class shares of certain portfolios of Pacifica Funds Trust were reorganized as the Service Class shares of the Prime Money Market Mutual and Treasury Money Market Mutual Funds. The financial statements and the report thereon for the year ended September 30, 1996, are incorporated by reference into the SAI. This information should be read in conjunction with the Funds' 1996 financial statements and the notes thereto. The SAI for the Funds has been incorporated by reference into this Prospectus.


                                        5                             PROSPECTUS

                       PRIME MONEY MARKET MUTUAL FUND(1)

                              SERVICE CLASS SHARES


                                         YEAR ENDED SEPT.      PERIOD
                                                30,             ENDED                     YEAR ENDED MARCH 31,
                                        -------------------   SEPT. 30,   ----------------------------------------------------
                                          1996       1995      1994(2)      1994       1993       1992       1991       1990
                                        --------   --------   ---------   --------   --------   --------   --------   --------
Net Asset Value, beginning of period....   $ 1.00    $ 1.00     $ 1.00      $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
Income from Investment Operations:
  Net Investment Income.................     0.05      0.05       0.02        0.03       0.03       0.05       0.07       0.08
  Net realized and unrealized gain on
    investments.........................     0.00      0.00       0.00        0.00       0.00       0.00       0.00       0.00
    Total from Investment Operations....     0.05      0.05       0.02        0.03       0.03       0.05       0.07       0.08
Less Distributions:
  Dividends from net investment
    income..............................    (0.05)    (0.05)     (0.02)      (0.03)     (0.03)     (0.05)     (0.07)     (0.08)
  Distributions from net realized
    gain................................     0.00      0.00       0.00        0.00       0.00       0.00       0.00       0.00
  Total From Distributions..............    (0.05)    (0.05)     (0.02)      (0.03)     (0.03)     (0.05)     (0.07)     (0.08)
  Net Asset Value, end of period........   $ 1.00    $ 1.00     $ 1.00      $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
    Total Return (not annualized).......     5.19%     5.60%      3.71% (3)   3.00%      3.32%      5.22%      7.72%      8.82%
Ratios/Supplemental Data:
  Net Assets, end of year (000s)........ $740,760  $614,101   $565,305    $527,599   $468,479   $528,397   $543,834   $493,641
Ratios to average net assets
  (annualized):
  Ratio of expenses to average net
    assets..............................     0.45%     0.41%      0.41%       0.41%      0.41%      0.43%      0.47%      0.54%
  Ratio of net investment income to
    average net assets..................     5.14%     5.47%      3.67%       2.96%      3.27%      5.09%      7.38%      7.95%
  Ratio of expenses to average net
    assets prior to waived fees and
    reimbursed expenses.................     0.62%     0.68%      0.89%       0.89%      0.89%      0.91%      0.94%      0.90%
  Ratio of net investment income to
    average net assets prior to waived
    fees and reimbursed expenses........     4.97%     5.20%      3.19%       2.48%      2.79%      4.61%      6.91%      7.59%

                                              YEAR ENDED MARCH 31,
                                          ------------------------------
                                            1989       1988       1987
                                          --------   --------   --------
                                        <C
Net Asset Value, beginning of period....    $ 1.00     $ 1.00     $ 1.00
Income from Investment Operations:
  Net Investment Income.................      0.08       0.06       0.06
  Net realized and unrealized gain on
    investments.........................      0.00       0.00       0.00
    Total from Investment Operations....      0.08       0.06       0.06
Less Distributions:
  Dividends from net investment
    income..............................     (0.08)     (0.06)     (0.06)
  Distributions from net realized
    gain................................      0.00       0.00       0.00
  Total From Distributions..............     (0.08)     (0.06)     (0.06)
  Net Asset Value, end of period........    $ 1.00     $ 1.00     $ 1.00
    Total Return (not annualized).......      7.88%      6.50%      5.97%
Ratios/Supplemental Data:
  Net Assets, end of year (000s)........  $496,675   $628,987   $407,815
Ratios to average net assets
  (annualized):
  Ratio of expenses to average net
    assets..............................      0.56%      0.58%      0.68%
  Ratio of net investment income to
    average net assets..................      7.58%      6.38%      5.81%
  Ratio of expenses to average net
    assets prior to waived fees and
    reimbursed expenses.................      0.90%      0.93%      0.93%
  Ratio of net investment income to
    average net assets prior to waived
    fees and reimbursed expenses........      7.24%      6.03%      5.56%


-------------------


(1) The Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund, and on September 6, 1996, the Fund was reorganized as the Prime Money Market Mutual Fund of the Company. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


(2) The Fund changed its fiscal year-end from March 31 to September 30.


(3) Annualized.


PROSPECTUS                              6

                      TREASURY MONEY MARKET MUTUAL FUND(1)

                              SERVICE CLASS SHARES


                                                              YEAR ENDED           PERIOD
                                                              SEPT. 30,             ENDED          YEAR ENDED MAR. 31,
                                                       ------------------------   SEPT. 30,   ------------------------------
                                                          1996          1995       1994(2)      1994       1993       1992
                                                       ----------    ----------   ---------   --------   --------   --------
Net asset value, beginning of period................... $     1.00   $     1.00   $   1.00    $   1.00   $   1.00   $   1.00
                                                       ----------    ----------   --------    --------   --------   --------
Income from Investment Operations:
 Net Investment income.................................       0.05         0.05       0.02        0.03       0.03       0.05
 Net realized and unrealized gain on investments.......       0.00         0.00       0.00        0.00       0.00       0.00
                                                       ----------    ----------   --------    --------   --------   --------
Total from Investment Operations.......................       0.05         0.05       0.02        0.03       0.03       0.05
                                                       ----------    ----------   --------    --------   --------   --------
Less Distributions:
 Dividends from net investment income..................      (0.05)       (0.05)     (0.02)      (0.03)     (0.03)     (0.05)
Distributions from net realized gain...................       0.00         0.00       0.00        0.00       0.00       0.00
                                                       ----------    ----------   --------    --------   --------   --------
Total From Distributions...............................      (0.05)       (0.05)     (0.02)       0.03      (0.03)     (0.05)
                                                       ----------    ----------   --------    --------   --------   --------
Net asset value, end of period......................... $     1.00   $     1.00   $   1.00    $   1.00   $   1.00   $   1.00
                                                       ==========    ==========   ========    ========   ========   ========
Total Return (not annualized):.........................       5.03%        5.42%      3.75% (3)     2.81%     3.13%     5.03%
Ratios/Supplemental Data:
Net Assets, end of year (000's)........................ $1,340,325   $1,001,707   $690,630    $654,950   $614,237   $281,343
Ratios to average net assets (annualized):
 Ratio of expenses to average net assets...............       0.45%        0.42%      0.43%       0.43%      0.43%      0.45%
 Ratio of net investment income to average net
   assets..............................................       4.98%        5.32%      3.72%       2.77%      3.04%      4.73%
 Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses.................       0.60%        0.66%      0.90%       0.90%      0.91%      0.93%
 Ratio of net investment income to average net assets
   prior to waived fees and reimbursed expenses........       4.83%        5.08%      3.25%       2.30%      2.56%      4.25%


                                                           1991      1990      1989       1988        1987
                                                         --------   -------   -------   --------    --------
                                                       <C
Net asset value, beginning of period...................  $   1.00   $  1.00   $  1.00   $   1.00    $   1.00
                                                         --------   -------   -------   --------    --------
Income from Investment Operations:
 Net Investment income.................................      0.07      0.08      0.07       0.06        0.06
 Net realized and unrealized gain on investments.......      0.00      0.00      0.00       0.00        0.00
                                                         --------   -------   -------   --------    --------
Total from Investment Operations.......................      0.07      0.08      0.07       0.06        0.06
                                                         --------   -------   -------   --------    --------
Less Distributions:
 Dividends from net investment income..................     (0.07)    (0.08)    (0.07)     (0.06)      (0.06)
Distributions from net realized gain...................      0.00      0.00      0.00       0.00        0.00
                                                         --------   -------   -------   --------    --------
Total From Distributions...............................     (0.07)    (0.08)    (0.07)     (0.064)     (0.06)
                                                         --------   -------   -------   --------    --------
Net asset value, end of period.........................  $   1.00   $  1.00   $  1.00   $   1.00    $   1.00
                                                         ========   =======   =======   ========    ========
Total Return (not annualized):.........................      7.42%     8.58%     7.63%      6.20%       5.64%
Ratios/Supplemental Data:
Net Assets, end of year (000's)........................  $118,623   $98,398   $90,672   $101,066    $134,375
Ratios to average net assets (annualized):
 Ratio of expenses to average net assets...............      0.48%     0.56%     0.63%      0.69%       0.69%
 Ratio of net investment income to average net
   assets..............................................      7.10%     7.73%     7.36%      6.12%       5.50%
 Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses.................      0.94%     0.97%     0.98%      1.05%       0.94%
 Ratio of net investment income to average net assets
   prior to waived fees and reimbursed expenses........      6.64%     7.32%     7.01%      5.76%       5.25%


-------------------


(1) The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American Money Market Portfolio, of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund. On September 6, 1996, the Fund was reorganized as a series of the Company. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc. Effective August 11, 1995, existing Fund shares were classified as Service shares, and the Fund began offering both Service and Institutional shares to investors. Effective October 1, 1995, the Fund began offering Investor shares to investors.


(2) The Fund changed its fiscal year-end from March 31 to September 30.


(3) Annualized.


                                        7                             PROSPECTUS

                               HOW THE FUNDS WORK

INVESTMENT OBJECTIVES AND POLICIES


  Set forth below is a description of the investment objectives and related policies of the Funds. Each Fund seeks to maintain a net asset value of $1.00 per share. Their assets consist only of obligations with remaining maturities (as defined by the SEC) of 397 days (13 months) or less at the date of acquisition, and the dollar-weighted average maturity of each Fund's investments is 90 days or less. There can be no assurance that each Fund's investment objective will be achieved or that either Fund will be able to maintain a net asset value of $1.00 per share. A more complete description of the Funds' investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


  The PRIME MONEY MARKET MUTUAL FUND seeks to provide investors with maximized current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues its objective by investing in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, which have remaining maturities not exceeding 397 days (13 months), and in certain repurchase agreements.


  The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal. The Fund's fundamental policy is to invest only in obligations issued or guaranteed by the U.S. Treasury and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations.



  The Funds' investment objectives and fundamental policies may not be changed without the vote of a majority of the outstanding shares of each Fund.


  All securities acquired by the Funds will be U.S. Government obligations (see below) or "First Tier Eligible Securities" as defined under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). First Tier Eligible Securities generally consist of instruments that are either rated at the time of purchase in the highest rating category by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or issued by issuers with such ratings. The Appendix to the SAI includes a description of the applicable ratings. Unrated instruments purchased by the Fund will be of comparable quality as determined by the adviser pursuant to guidelines approved by the Board of Directors.

  U.S. Treasury and U.S. Government Obligations. The Treasury Money Market Mutual Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations. These obligations may also include U.S. Treasury STRIPS (U.S. Treasury securities that have been separated into

PROSPECTUS                              8
their component parts of principal and interest payments and recorded as such in the Federal Reserve book-entry record keeping system). The Prime Money Market Mutual Fund may invest in U.S. Treasury obligations, as well as in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). U.S. Government obligations in which the Fund may invest include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  The Prime Money Market Mutual Fund may also purchase "stripped securities" such as TIGRs or CATs, which are interests in U.S. Treasury obligations offered by broker-dealers and other financial institutions that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors.

  In addition to the types of instruments described above, the Prime Money Market Mutual Fund may purchase U.S. dollar-denominated bank obligations such as time deposits, certificates of deposit, bankers' acceptances, bank notes and deposit notes issued by domestic and foreign banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time normally at a stated interest rate. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers acceptances are negotiable deposits or bills of exchange, normally drawn by an importer or exporter to

                                        9                             PROSPECTUS
pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). Bank notes usually represent senior debt of the bank.


  The Prime Money Market Mutual Fund also may purchase commercial paper, short-term notes, medium-term notes and bonds issued by domestic and foreign corporations that meet the Fund's maturity limitations. Certain types of commercial paper are issued only in private placements and may be subject to restrictions on resale and, therefore, may be less liquid.


  The Prime Money Market Mutual Fund also may invest in U.S. dollar denominated obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities. Such obligations include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the InterAmerican Development Bank.


  The Prime Money Market Mutual Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit-card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be thirteen months or less. Asset-backed securities purchased by the Fund may include collateralized mortgage obligations issued by private companies.



  The Funds may attempt to increase yields by trading to take advantage of short-term market variations. This policy may result in high portfolio turnover, but it should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.



  A more complete description of the Funds' investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" in the SAI.


RISK FACTORS

  Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal.

PROSPECTUS                             10

Therefore, investors should be willing to accept some risk with money invested in a Fund. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that the Funds will achieve their respective investment objectives.



  The Funds, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to maintain a stable net asset value of $1.00 per share. Each Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that a Fund purchases must have a remaining maturity of not more than 397 days. In addition, a Fund purchase must present minimal credit risks and be of the highest quality (i.e., be rated in the top rating category by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Funds' investment adviser under guidelines adopted by the Company's Board of Directors).



  The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.



  Each Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, each Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Funds emphasize safety of principal and high credit quality. In particular, the internal investment policies of the Funds' investment adviser prohibit the purchase for a Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for either Fund:


    - capped floaters (on which interest is not paid when market rates move above a certain level);

    - leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

    - range floaters (which do not pay any interest if market interest rates move outside of a specified range);

    - dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

    - inverse floaters (which reset in the opposite direction of their index).

                                       11                             PROSPECTUS

  Additionally, neither Fund may invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.


  The Treasury Money Market Mutual Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above. Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.


  Since the Prime Money Market Mutual Fund may purchase U.S. dollar-denominated securities issued by foreign issuers, the Fund may be subject to investment risks that are different in some respects from those incurred by a fund that invests exclusively in debt obligations of domestic issuers. Such potential risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities by the particular country in which the issuer is located, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these securities. In addition, foreign banks and other issuers are not necessarily subject to the same regulatory requirements that apply to domestic issuers (such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping requirements, and public availability of information), and the Fund may experience difficulties in obtaining or enforcing a judgment against a foreign issuer. Absent any unusual market conditions, the Fund will not invest more than 25% of its total assets in securities issued by foreign issuers.


  Generally, securities in which the Funds invest will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that a Fund will always be able to do so. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.

PERFORMANCE


  Fund performance may be advertised from time to time in terms of current yield, effective yield or average annual total return. Performance figures are based on historical


PROSPECTUS                             12
results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of a Fund.



  Yield refers to the income generated by an investment in a Fund's class over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes reinvestment of the income earned by a class of a Fund. Because of the effects of compounding, effective yields are slightly higher than yields.



  Average annual total return of Service Class shares is based on the overall dollar or percentage change of an investment in such shares and assumes the investment is at NAV and all dividends and distributions attributable to a class are also reinvested at NAV in shares of the class.


  In addition to presenting these standardized performance calculations, at times, the Funds may also present non-standard performance figures, such as yields and effective yields for a 30-day period or, in sales literature, distribution rates. Because of the differences in the fees and/or expenses borne by shares of each class of the Funds, the performance figures on such shares can be expected, at any given time, to vary from the performance figures for other classes of the Funds.


  Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling the Company at 1-800-260-5969 or by writing the Company at the address shown on the inside front cover of the Prospectus.


                            THE FUNDS AND MANAGEMENT

THE FUNDS


  The Funds are two funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-three other funds. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors at NAV. Each class of shares represents an equal, proportionate interest in a Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of a Fund's operating expenses except for certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. For information on another fund or a class of shares, please call Stagecoach Shareholder Services at 1-800-260-5969 or write the Company at the address shown on the inside front cover of the Prospectus.


                                       13                             PROSPECTUS

  The Company's Board of Directors supervises the funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when the voting matter affects only one fund or class). A Fund shareholder of record is entitled to one vote for each share owned and fractional votes for fractional shares owned. See "Management" in the SAI for more information on the Company's Directors and Officers. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.


MANAGEMENT


  Wells Fargo Bank serves as each Fund's investment adviser, administrator, custodian, and transfer and dividend disbursing agent (the "Transfer Agent"). In addition, Wells Fargo Bank serves as a shareholder servicing agent and as a selling agent of the Funds. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as investment adviser to other separately managed funds of the Company, and as investment adviser or sub-adviser to separately managed funds of five other registered, open-end, management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104. Wells Fargo Investment Management, Inc. ("WFIM"), a wholly owned subsidiary of Wells Fargo Bank, has changed its name to Wells Capital Management Incorporated and is located at 444 Market Street, San Francisco, CA 94111.


  Subsequent to its acquisition by Wells Fargo & Company on April 1, 1996, WFIM (formerly, First Interstate Capital Management, Inc.) served as investment adviser to the predecessor portfolios. Prior to March 18, 1994, the predecessor portfolios investment adviser was San Diego Financial Capital Management, Inc., which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation.
                                ---------------

  Morrison & Foerster LLP counsel to the Company and special counsel to Wells Fargo Bank, has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions

PROSPECTUS                             14
relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


                             INVESTING IN THE FUNDS



  Service Class shares may be purchased on any day the Funds are open for business (a "Business Day"). The Funds are open Monday through Friday and are closed on weekends and federal bank holidays. On any day the trading markets for both U.S. government securities and money market instruments close early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times discussed below for the Funds may be earlier than 12:00 Noon.



  The Company or Stephens may make a Prospectus available in an electronic format. Upon receipt of a request from an investor or the investor's representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.


SHARE VALUE


  The value of a share of each class is its net asset value or NAV. Wells Fargo Bank calculates the NAV of each class of a Fund's shares as of 12:00 Noon and 1:00 p.m. (Pacific time) on each Business Day. The NAV per share of each class of shares of a Fund is computed by dividing the value of a Fund's assets allocable to a particular class less the liabilities charged to that class by the total number of outstanding shares of that class. All expenses are accrued daily and taken into account for the purpose of determining NAV. As noted above, the Funds seek to maintain a constant $1.00 NAV share price, although there is no assurance that a Fund will be able to do so.



  Each Fund's NAV is calculated on the basis of the amortized-cost method. This valuation method is based on the receipt of a steady rate of payment on portfolio instruments from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.


PURCHASE OF SERVICE CLASS SHARES

  Service Class shares of the Funds are sold at NAV (without a front-end sales charge) on a continuous basis primarily to certain customers ("Customers") of affiliate, franchise or

                                       15                             PROSPECTUS
correspondent banks of Wells Fargo & Company and other selected institutions (previously defined as Institutions). The Funds have no minimum investment requirement, although an Institution may impose account minimums in connection with investments in the Funds. Customers of an Institution's trust division, as well as individuals, corporations, partnerships and other businesses which maintain qualified accounts at an Institution (including Individual Retirement and Keogh accounts) may invest in the Funds. Investors purchasing Service Class shares may include officers, directors and employees of an Institution. Share purchases are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share purchases and redemptions are sent by the Fund to the Institution involved. Institutions (or their nominees), acting on behalf of their Customers, normally are the holders of record of Service Class shares. Customers' beneficial ownership of Service Class shares is reflected in the account statements provided by Institutions to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds is governed by the Customers' account agreements with an Institution. Investors wishing to purchase Service Class shares of the Funds should contact their account representatives.



  Service Class shares of the Funds are purchased through procedures established in connection with the requirements of a Customer's account. These procedures may include instructions under which a Customer's account is "swept" automatically, usually not less frequently than weekly, and amounts (federal funds) in excess of a minimum balance agreed to by an Institution and the Customer are invested in Service Class shares of one or both of the Funds as directed by the Customer. The Funds expect that the Institutions will transmit purchase orders for the purchase of Service Class shares arising from automatic investment programs the same day as the excess balances are swept. Purchase orders placed by an Institution must be received by the Company by 12:00 Noon (Pacific time) on any Business Day. Payment for such shares may be made by Institutions in federal funds or other funds immediately available to the custodian no later than 1:00 p.m. (Pacific time) on that Business Day.



  It is the responsibility of Institutions to transmit orders for purchases by their Customers and to deliver required funds on a timely basis. If funds are not received within the period described above, the order will be canceled, notice thereof will be given, and the Institution will be responsible for any loss to the Fund or its shareholders. Institutions may charge certain account fees for the automatic sweep and other cash management services provided, depending upon the type of account the investor has established with the Institution. In addition, an Institution may receive fees from the Funds with respect to the investments of its Customers as described under "Management and Servicing Fees." Payment for Service Class shares of the Funds may, in the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.


PROSPECTUS                             16

  The Company reserves the right to reject any purchase order or to suspend sales at any time. Payment for orders that are not received will be returned after prompt inquiry. The issuance of Service Class shares is recorded on the Company's books, and share certificates are not issued.

WIRE INSTRUCTIONS DIRECT PURCHASES BY BANKS

  1. Complete an Account Application.

  2. Instruct the wiring bank to transmit the specified amount in federal funds to:

            Wells Fargo Bank, N.A.
             San Francisco, California
             Bank Routing Number: 121000248
             Wire Purchase Account Number: 4068-000587
             Attention: Stagecoach Funds (Name of Fund and designate Service
            Class)
             Account Name(s): Name(s) in which to be registered
             Account Number: (if investing into an existing account)

  3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

            Wells Fargo Bank, N.A.
             Stagecoach Shareholder Services
             P.O. Box 7066
             San Francisco, California 94120-7066

             Telefacsimile: 1-415-781-4082


  4. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

STATEMENTS AND REPORTS


  Institutions (or their nominees) will typically send investors a confirmation or statement of the account after every month in which there has been a transaction that affects their share balance or the Fund account registration. Every January, investors are provided a statement with tax information for the previous year to assist them in tax return preparation. At least twice a year, shareholders receive financial statements.


REDEMPTION OF SERVICE CLASS SHARES


  Redemption requests are effected at the NAV per share next determined after receipt of a redemption request in good order by the Company. Service Class shares held by an Institution on behalf of its Customers must be redeemed in accordance with instructions


                                       17                             PROSPECTUS
and limitations pertaining to the Customer's accounts at the Institution. It is the responsibility of an Institution to transmit redemption requests to the Company and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Service Class shares of the Funds normally are wired to the redeeming Institution the following Business Day after receipt of the request by the Company. The Company reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Funds or unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Funds of securities owned by them is not reasonably practicable or (b) it is not reasonably practicable for the Funds to fairly determine the value of their net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of a Fund.



  With respect to former shareholders who do not have a relationship with a Bank, shares of the Funds may be redeemed by writing or calling the Funds directly at the address and phone number shown on the first page of the Prospectus. When Service Class shares are redeemed directly from the Funds, the Company will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day unless payment by wire is requested. The Company may take up to seven days to make payment, although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.


  To be accepted by a Fund, a letter requesting redemption must include: (i) the Fund's name and account registration from which the Service Class shares are being redeemed; (ii) the account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution. An "eligible guarantor institution" includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

  All redemptions of Service Class shares of the Funds are made in cash, except that the commitment to redeem Service Class shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the NAV of the Funds at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors

PROSPECTUS                             18
reserves the right to have a Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.


REDEMPTIONS BY TELEPHONE


  Telephone exchange or redemption privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the shareholder of record and reasonably believed by the Transfer Agent to be genuine. The Company requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

                                   EXCHANGES


  The Funds offer a convenient way to exchange Service Class shares of one Fund for Service Class shares of the other Fund. Before engaging in an exchange transaction, an investor should read carefully the Prospectus describing the Fund into which the exchange will occur, which is available without charge and can be obtained by writing or by calling the Company at the address or phone number listed on the inside cover page of the Prospectus. A shareholder, however, may not exchange Service Class shares of one Fund for Service Class shares of the other Fund if Service Class shares of either Fund are not qualified for sale in the state of the shareholder's residence. The Company may terminate or amend the terms of the exchange privilege at any time.



  Exchange transactions are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share exchanges are sent by a Fund to the Institution involved. Institutions (or their nominees), acting on behalf of their Customers, normally are the holders of record of Service Class shares. Institutions are responsible for transmitting orders for exchanges to the Company on a timely basis. Investors should receive written confirmation of the exchange from the Institution within a few days of the completion of the transaction. In addition, customers' exchange transactions are generally reflected in the account statements provided by Institutions to their Customers. Investors wishing to exchange Service Class shares of a Fund for Service Class shares of the other Fund should contact their account representatives. Investors with questions may call the Company at 1-800-260-5969.


                                       19                             PROSPECTUS

  A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges are made at the NAV of the respective fund next determined following receipt of the request by the Company in good order.


  To exchange Service Class shares, or if you have any questions, simply call the Company at 1-800-260-5969. A shareholder of record should be prepared to give the telephone representative the following information: (i) the account number, social security number and account registration; (ii) the name of the fund from and the fund into which the transfer is to occur; and (iii) the dollar or share amount of the exchange. The conversation may be recorded to protect shareholders and the Company. Telephone exchanges are available unless the shareholder of record has declined the privilege on the Purchase Application.



                    DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS



  The Funds intend to distribute dividends on a daily basis payable to Service Class shareholders of record as of 12:00 noon (Pacific time). Service Class shareholders begin earning dividends on the Business Day the investment is effected and continue to earn dividends through the day before the date that the shares are redeemed. Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. The Funds declare and distribute any capital gains at least annually. Expenses, such as state securities registration fees and transfer agent fees, that are attributable to a particular class may affect the relative dividend and/or capital-gain distributions of a class of shares.



  Dividends declared in a month generally are distributed on the last Business Day of the each month. Dividend and any capital-gain distributions are automatically invested in additional whole and fractional shares unless the shareholder has elected to receive distributions in cash.


PROSPECTUS                             20

                         MANAGEMENT AND SERVICING FEES

INVESTMENT ADVISER


  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Funds' investment adviser, provides investment guidance and policy direction in connection with the management of the Funds' assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Funds' investment strategies and performance. For these services, Wells Fargo Bank is entitled to receive a monthly investment advisory fee at the annual rate of 0.25% of the average daily net assets of each Fund. From time to time, Wells Fargo Bank may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on the Funds' yields and returns. From time to time, the Funds, consistent with their investment objective, policies and restrictions, may invest in securities of entities with which Wells Fargo Bank has a lending relationship. For the fiscal year ended September 30, 1996, the Prime Money Market Mutual and Treasury Money Market Mutual Funds paid advisory fees at annual rates equal to 0.14% and 0.13%, respectively, of their average daily net assets. For the period prior to September 6, 1996, these amounts include advisory fees paid to Wells Fargo Investment Management, Inc. by the predecessor portfolios.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank also serves as the Funds' custodian and transfer and dividend disbursing agent. Under the Custody Agreement with Wells Fargo Bank, a Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.


INSTITUTIONS AND SHAREHOLDER SERVICING AGENTS



  The Funds have entered into Shareholder Servicing Agreements with Wells Fargo Bank and may enter into similar agreements with other Institutions ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide shareholder administrative and liaison services with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee at the annual rate of up


                                       21                             PROSPECTUS
to 0.20% of the average daily net assets attributable to the Service Class shares owned of record or beneficially by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules").


  A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.


ADMINISTRATOR AND CO-ADMINISTRATOR



  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to the Funds, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct each Fund's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administrative duties to sub-administrators.



  Stephens previously provided substantially the same services as sole administrator to the Funds. For the year ended September 30, 1996, the Prime Money Market Mutual and Treasury Money Market Mutual Funds paid administrative fees at the annual rate 0.09% of each Fund's average daily net assets. For the period prior to September 6, 1996, this includes amounts paid to The Dreyfus Corporation and Furman Selz LLC by the predecessor portfolios.



SPONSOR AND DISTRIBUTOR



  Stephens is the Company's sponsor and co-administrator and distributes each Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens


PROSPECTUS                             22
currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.



  Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company under which Stephens acts as agent for each Fund for the sale of its shares and may enter into selling agreements with other agents ("Selling Agents") that wish to make available shares of the Funds to their respective customers.


  Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.


  Financial institutions acting as Shareholder Servicing Agents or Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.


FUND EXPENSES


  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses, and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors and legal counsel, compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees, and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the fund or class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                                       23                             PROSPECTUS

                                     TAXES



  Distributions from a Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from a Fund's net long-term capital gains, if any, are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.



  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in your SAI. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in your SAI.



  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in your SAI.


PROSPECTUS                             24

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

  Treasury Money Market Mutual Fund

  The Treasury Money Market Mutual Fund may invest in the following:

  (i) obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations (see below);

  (ii) certain repurchase agreements ("repurchase agreements") (discussed below);

  (iii) certain floating- and variable-rate instruments ("variable-rate instruments);


  (iv) securities purchased on a "when-issued" basis and securities purchased or sold on a "forward commitment" basis or "delayed settlement" basis" (discussed below); and



  (v)  certain securities issued by other investment companies.


  Prime Money Market Mutual Fund

  The Prime Money Market Mutual Fund may invest in the following:

  (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises, including U.S. Treasury obligations ("U.S. Government obligations") (discussed below);

  (ii) certain repurchase agreements ("repurchase agreements") (discussed below);

  (iii) certain floating- and variable-rate instruments ("variable-rate instruments);

  (iv) securities purchased on a "when-issued" basis and securities purchased or sold on a "forward commitment" basis or "delayed settlement" basis" (discussed below);


  (v)  certain securities issued by other investment companies;



  (vi) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC ("bank instruments");


                                      A- 1                            PROSPECTUS

  (vii) commercial paper rated at the date of purchase Prime-1 by Moody's Investors Service, Inc. ("Moody's") or "A1+" or "A-1" by Standard & Poor's Corporation ("S&P") ("rated commercial paper");



  (viii) commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment;



  (ix) short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below).



  (x)  mortgage-backed securities (discussed below); and



  (xi) certain other asset-backed securities (discussed below).


  U.S. Government Obligations


  The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


  Repurchase Agreements


  The Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds


PROSPECTUS                            A- 2
advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.


  Floating- and Variable-Rate Instruments


  The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk. See "Additional Permitted Investment Activities" in the SAI for additional information.



  Forward Commitments When-Issued Purchases and Delayed-Delivery Transactions


  Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. The Funds may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Funds to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. A Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.

  Other Investment Companies

  The Funds may invest up to 10% of their assets in shares of other open-end investment companies that invest exclusively in the high-quality, short-term money market instruments in which the Funds may invest. The Treasury Money Market Mutual Fund may only invest in shares of other investment companies that are structured to seek an investment objective that is similar to the Fund's investment objective. The investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to a Fund; however, the Funds' adviser has undertaken to waive its advisory fees with respect to that portion of the Fund's assets so

                                      A- 3                            PROSPECTUS
invested. The Funds may invest in shares of other open-end investment companies up to the limits prescribed by the 1940 Act.

  Foreign Obligations

  The Prime Money Market Mutual Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. The Prime Money Market Mutual Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities. Such obligations include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.


  Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


  Mortgage-Backed And Other Asset-Backed Securities

  The Prime Money Market Mutual Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities' total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be thirteen months or less. Asset-backed securities purchased by the Fund may include collateralized mortgage obligations ("CMOs") issued by private companies.

PROSPECTUS                            A- 4

  Illiquid Securities



  The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.


INVESTMENT POLICIES AND RESTRICTIONS

  Each Fund's investment objective, as set forth under "How the Funds Work -- Investment Objectives and Policies", is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that a Fund's investment objective could best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

  As matters of fundamental policy, each Fund may: (i) borrow from banks up to 20% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by a Fund while any such outstanding borrowing in excess of 5% of its net assets exists); and (ii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, U.S. Government obligations and, with respect to the Prime Money Market Mutual Fund, the obligations of U.S. banks and certain U.S. branches of foreign banks.

  These investment restrictions are applied at the time investment securities are purchased. As a matter of nonfundamental policy, the Funds may make loans of portfolio securities or other assets, although neither Fund intends to do so during the current fiscal year.

  As a matter of nonfundamental policy, neither Fund may: (i) purchase securities of any issuer (except for U.S. Government obligations, for certain temporary purposes and for certain guarantees and unconditional puts) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer, except that a Fund may invest up to 25% of its assets in the highest-rated obligations of any one issuer for a period of up to three business days, or if a Fund would own more than 10% of the outstanding voting securities of such issuer; and (ii) invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale or that have maturities of more than seven days. With respect to item (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer. Also, as a

                                      A- 5                            PROSPECTUS
matter of non-fundamental policy and in accordance with the current regulations of the SEC, the Prime Money Market Mutual Fund intends to limit its investments in the obligations of any one non-U.S. governmental issuer to not more than 5% of its total assets at the time of purchase, provided that the Fund may invest up to 25% of its assets in the obligations of one non-U.S. governmental issuer for a period of up to three business days. For purposes of item (ii), repurchase agreements that do not provide for payment to the Funds within seven days after notice are subject to this 10% limit, unless the Company's Board of Directors or the Funds' investment adviser, pursuant to guidelines adopted by the Board, determines that a liquid trading market exists.

  Illiquid securities shall not include (a) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and (b) commercial paper sold under Section 4(2)of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two NRSROs and the adviser, pursuant to guidelines established by the Board of Directors, has determined the commercial paper to be liquid; or
(iii) is rated in one of the two highest categories by one NRSRO and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined that the commercial paper is of equivalent quality and is liquid, if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

PROSPECTUS                            A- 6

                       THIS PAGE INTENTIONALLY LEFT BLANK

Advised by WELLS FARGO BANK, N.A.


Sponsored/Distributed by


Stephens Inc., Member NYSE/SIPC

                                                                            LOGO

NOT FDIC INSURED

LOGO

P.O. Box 7066


San Francisco, CA 94120-7066


 STAGECOACH MONEY MARKET MUTUAL FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT deposits or obligations of Wells Fargo Bank
  - are NOT guaranteed by Wells Fargo Bank
  - involve investment risk, including possible loss of
  principal
  - seek to maintain a stable net asset value of $1.00 per                LOGO
    share, however, there can be no assurance that either
    fund will meet this goal. Yields and returns will vary
    with market conditions.

LOGO

Printed on Recycled Paper                                         SC 0208 (2/97)

                                      LOGO

                         ------------------------------

                                   PROSPECTUS
                         ------------------------------

                         PRIME MONEY MARKET MUTUAL FUND
                       TREASURY MONEY MARKET MUTUAL FUND

                              INSTITUTIONAL CLASS


                                FEBRUARY 1, 1997

                              STAGECOACH FUNDS(R)


                         PRIME MONEY MARKET MUTUAL FUND


                       TREASURY MONEY MARKET MUTUAL FUND


                              INSTITUTIONAL CLASS

  Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about Institutional Class shares offered by two funds of the Stagecoach Family of Funds -- the PRIME MONEY MARKET MUTUAL and TREASURY MONEY MARKET MUTUAL FUNDS (each, a "Fund" and collectively, the "Funds").


  The PRIME MONEY MARKET MUTUAL FUND seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity. The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal.


  AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.


  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own. A Statement of Additional Information ("SAI"), dated February 1, 1997, containing additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-260-5969.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


  WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND PROVIDES THE FUNDS WITH CERTAIN OTHER SERVICES FOR WHICH IT IS COMPENSATED. STEPHENS INC. ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUNDS' SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR.



                       PROSPECTUS DATED FEBRUARY 1, 1997


                                                                      PROSPECTUS

                               TABLE OF CONTENTS
                                    -------


PROSPECTUS SUMMARY                           1

SUMMARY OF FUND EXPENSES                     3

FINANCIAL HIGHLIGHTS                         5

HOW THE FUNDS WORK                           8

THE FUNDS AND MANAGEMENT                    13

INVESTING IN THE FUNDS                      15

EXCHANGES                                   19

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS     20

MANAGEMENT AND SERVICING FEES               21

TAXES                                       24

PROSPECTUS APPENDIX -- ADDITIONAL
  INVESTMENT POLICIES                      A-1


                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY


  The Funds provide investors with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides summary information about the Funds. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI.


Q. WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The PRIME MONEY MARKET MUTUAL FUND seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity. The Fund pursues its objective by investing its assets in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, which have remaining maturities not exceeding 397 days (13 months), and in certain repurchase agreements.


    The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal. The Fund's fundamental policy is to seek its objective by investing its assets only in obligations issued or guaranteed by the U.S. Treasury and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations.



Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF INVESTMENT?



A. Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in a Fund. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. A Fund may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which each Fund invests. As with all mutual funds, there can be no assurance that either Fund will achieve its investment objective. See "How the Funds Work -- Risk Factors" in this Prospectus and "Additional Investment Activities" in the SAI for further information about Fund Investments and related risks.


Q. WHO MANAGES MY INVESTMENTS?


A. Wells Fargo Bank, as each Fund's investment adviser, manages your investments. Wells Fargo Bank also provides the Funds with administrative, transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and selling agent for the Funds. See "The Funds and Management" and "Management and Servicing Fees" for further information.


                                        1                             PROSPECTUS

Q. HOW DO I INVEST?


A. Qualified investors may invest by purchasing Institutional Class shares of the Funds at the net asset value per share without a sales charge ("NAV"). Qualified investors include certain customers of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions ("Institutions"). Customers may include individuals, trusts, partnerships and corporations. Purchases are effected through the customer's account with the Institution under the terms of the customer's account agreement with the Institution. Investors wishing to purchase a Fund's Institutional Class shares should contact their account representatives. The minimum initial purchase amount on Institutional Class shares is $5 million and the minimum subsequent purchase amount on such shares is $25,000. Investors in various fiduciary accounts and certain other investors are not subject to minimum initial or subsequent purchase amount requirements. See "Investing in the Funds" for additional information.



Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?



A. Dividends are declared daily and distributed monthly and any capital gains are distributed at least annually. All distributions are automatically reinvested in additional Institutional Class shares of the Funds at NAV. Shareholders may also elect to receive dividends in cash. See "Dividend and Capital Gain Distributions" for additional information.


Q. HOW MAY I REDEEM SHARES?


A. You may redeem shares at NAV, without charge by the Company. Institutional Class shares held by an Institution on behalf of its customers must be redeemed under the terms of the customer's account agreement with the Institution. Institutions are responsible for transmitting redemption requests to the Company and crediting its customers' accounts. The Company reserves the right to impose charges for wiring redemption proceeds. See "Investing in the Funds -- Redemption of Institutional Class Shares."


PROSPECTUS                              2

                            SUMMARY OF FUND EXPENSES
                           Institutional Class Shares

                        SHAREHOLDER TRANSACTION EXPENSES


                                            PRIME MONEY         TREASURY MONEY
                                         MARKET MUTUAL FUND   MARKET MUTUAL FUND
Maximum Sales Charge on Purchases (as a
  percentage of offering price)........         None                 None
Maximum Sales Charge on Reinvested
  Distributions........................         None                 None
Maximum Sales Charge on Redemptions....         None                 None
Exchange Fees..........................         None                 None


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                            PRIME MONEY         TREASURY MONEY
                                         MARKET MUTUAL FUND   MARKET MUTUAL FUND
Management Fee (after waivers or
  reimbursements)(1)...................        0.12%                0.12%
Rule 12b-1 Fee.........................         None                 None
Other Expenses (after waivers or
  reimbursements)(2)...................        0.13%                0.13%
TOTAL FUND OPERATING EXPENSES (after
  waivers or reimbursements)(3)........        0.25%                0.25%


------------------------------

(1) Management Fee (before waivers or reimbursements) would be 0.25%.


(2) Other Expenses (before waivers or reimbursements) would be 0.33% and 0.32%, respectively.


(3) Total Fund Operating Expenses (before waivers or reimbursements) would be 0.58% and 0.57%, respectively.


Note: The table does not reflect any charges that may be imposed by Wells Fargo
      Bank or another Institution directly on certain customer accounts in connection with an investment in a Fund.


                                        3                             PROSPECTUS

EXAMPLE OF EXPENSES


                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
An investor would pay the following
expenses on a $1,000 investment in a
Fund's Institutional Class shares,
assuming (A) a 5% annual return and (B)
redemption at the end of each time period
indicated:
    Prime Money Market Mutual Fund........     $3       $ 8       $14       $ 32
    Treasury Money Market Mutual Fund.....     $3       $ 8       $14       $ 32


                             EXPLANATION OF TABLES


  The purpose of the foregoing tables is to help a shareholder understand the various costs and expenses that an investor in a Fund will pay directly or indirectly.



  SHAREHOLDER TRANSACTION EXPENSES are charges incurred when a shareholder buys or sells Fund shares. Institutional Class shares are sold with no shareholder transaction expenses imposed by the Company. However, the Company reserves the right to impose a charge for wiring redemption proceeds.



  ANNUAL FUND OPERATING EXPENSES are based on applicable contract amounts and amounts incurred during the prior fiscal year restated to reflect voluntary fee waivers and expense reimbursements expected to reduce expenses during the current year. Wells Fargo Bank and Stephens have each agreed to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, each Fund to ensure that the "Total Fund Operating Expenses" do not exceed, on an annual basis, 0.25% of the Prime Money Market Mutual Fund's or Treasury Money Market Mutual Fund's average daily net assets through August 31, 1997. Any waivers or reimbursements will reduce a Fund's total expenses. There can be no assurance that waivers or reimbursements will continue after that time. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Funds, please see "Investing in the Funds -- How to Buy Shares" and "Management and Servicing Fees."


  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

PROSPECTUS                              4

                              FINANCIAL HIGHLIGHTS


  The following information has been derived from the Financial Highlights in the Funds' financial statements for the year ended September 30, 1996. This information is provided to assist you in evaluating the historical performance of each Fund. Except as set forth below, the Funds' financial statements were audited by KPMG Peat Marwick LLP. The financial information for all periods prior to October 1, 1995, was audited by other auditors to the predecessor. On September 6, 1996, the Institutional Class shares of certain portfolios of Pacifica Funds Trust were reorganized as the Institutional Class shares of the Prime Money Market Mutual and Treasury Money Market Mutual Funds. The financial statements and the report thereon for the year ended September 30, 1996 are incorporated by reference into the SAI. This information should be read in conjunction with the Funds' 1996 financial statements and the notes thereto. The SAI for the Funds has been incorporated by reference into this Prospectus.


                                        5                             PROSPECTUS

                       PRIME MONEY MARKET MUTUAL FUND(1)

                                         INSTITUTIONAL
                                           SHARES(2)                                 SERVICE SHARES
                                     ----------------------    ----------------------------------------------------------
                                       YEAR        PERIOD        YEAR        PERIOD
                                       ENDED        ENDED        ENDED        ENDED            YEAR ENDED MAR. 31,
                                     SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,    --------------------------------
                                       1996         1995         1995        1994(3)       1994        1993        1992
                                     ---------    ---------    ---------    ---------    --------    --------    --------
Net Asset Value, beginning of
 period..............................   $ 1.00      $ 1.00       $ 1.00       $ 1.00       $ 1.00      $ 1.00      $ 1.00
Income from Investment Operations:
 Net Investment Income...............     0.05        0.01         0.05         0.02         0.03        0.03        0.05
 Net realized and unrealized gain on
   investments.......................     0.00        0.00         0.00         0.00         0.00        0.00        0.00
   Total from Investment
     Operations......................     0.05        0.01         0.05         0.02         0.03        0.03        0.05
Less Distributions:
 Dividends from net investment
   income............................    (0.05)      (0.01)       (0.05)       (0.02)       (0.03)      (0.03)      (0.05)
 Distributions from net realized
   gain..............................     0.00        0.00         0.00         0.00         0.00        0.00        0.00
   Total From Distributions..........    (0.05)      (0.01)       (0.05)       (0.02)       (0.03)      (0.03)      (0.05)
Net Asset Value, end of period.......   $ 1.00      $ 1.00       $ 1.00       $ 1.00       $ 1.00      $ 1.00      $ 1.00
Total Return (not annualized)........     5.39%       5.65%        5.60%        3.71% (4)    3.00%       3.32%       5.22%
Ratios/Supplemental Data:
 Net Assets, end of period (000s).... $423,959     $30,606     $614,101     $565,305     $527,599    $468,479    $528,397
Ratios to average net assets
 (annualized):
 Ratio of expenses to average net
   assets............................     0.25%       0.26%        0.41%        0.41%        0.41%       0.41%       0.43%
 Ratio of net investment income to
   average net assets................     5.33%       5.67%        5.47%        3.67%        2.96%       3.27%       5.09%
 Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses...............     0.60%       0.69%        0.68%        0.89%        0.89%       0.89%       0.91%
 Ratio of net investment income to
   average net assets prior to waived
   fees and reimbursed expenses......     4.98%       5.24%        5.20%        3.19%        2.48%       2.79%       4.61%


                                                            SERVICE SHARES
                                       --------------------------------------------------------
                                                          YEAR ENDED MAR. 31,
                                       --------------------------------------------------------
                                         1991        1990        1989        1988        1987
                                       --------    --------    --------    --------    --------
Net Asset Value, beginning of
 period..............................    $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
Income from Investment Operations:
 Net Investment Income...............      0.07        0.08        0.08        0.06        0.06
 Net realized and unrealized gain on
   investments.......................      0.00        0.00        0.00        0.00        0.00
   Total from Investment
     Operations......................      0.07        0.08        0.08        0.06        0.06
Less Distributions:
 Dividends from net investment
   income............................     (0.07)      (0.08)      (0.08)      (0.06)      (0.06)
 Distributions from net realized
   gain..............................      0.00        0.00        0.00        0.00        0.00
   Total From Distributions..........     (0.07)      (0.08)      (0.08)      (0.06)      (0.06)
Net Asset Value, end of period.......    $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
Total Return (not annualized)........      7.72%       8.82%       7.88%       6.50%       5.97%
Ratios/Supplemental Data:
 Net Assets, end of period (000s)....  $543,834    $493,641    $496,675    $628,987    $407,815
Ratios to average net assets
 (annualized):
 Ratio of expenses to average net
   assets............................      0.47%       0.54%       0.56%       0.58%       0.68%
 Ratio of net investment income to
   average net assets................      7.38%       7.95%       7.58%       6.38%       5.81%
 Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses...............      0.94%       0.90%       0.90%       0.93%       0.93%
 Ratio of net investment income to
   average net assets prior to waived
   fees and reimbursed expenses......      6.91%       7.59%       7.24%       6.03%       5.56%


-------------------


(1) The Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Market Fund, and on September 6, 1996, the Fund was reorganized as the Prime Money Market Mutual Fund of the Company. Effective August 11, 1995, existing Fund shares were classified as Service shares and the Fund began offering both Service and Institutional shares to investors. Effective October 1, 1995, the Fund also began offering Investor shares to investors. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


(2) Financial data for the period ended September 30, 1995 and the year ended September 30, 1996 are for Institutional shares only, which were initially offered on August 11, 1995. Financial data for all other periods are for Service shares only.


(3) The Fund changed its fiscal year-end from March 31 to September 30.


(4) Annualized.


PROSPECTUS                              6

                      TREASURY MONEY MARKET MUTUAL FUND(1)


                                            INSTITUTIONAL
                                              SHARES(2)                               SERVICE SHARES
                                        ---------------------   ----------------------------------------------------------
                                          YEAR       PERIOD        YEAR       PERIOD
                                          ENDED       ENDED       ENDED        ENDED            YEAR ENDED MAR. 31,
                                        SEPT. 30,   SEPT. 30,   SEPT. 30,    SEPT. 30,    --------------------------------
                                          1996        1995         1995       1994(3)       1994        1993        1992
                                        ---------   ---------   ----------   ---------    --------    --------    --------
Net Asset Value, beginning of period....   $ 1.00     $ 1.00        $ 1.00     $ 1.00       $ 1.00      $ 1.00      $ 1.00
Income from Investment Operations:
 Net Investment Income..................     0.05       0.01          0.05       0.02         0.03        0.03        0.05
 Net realized and unrealized gain on
   investment...........................     0.00       0.00          0.00       0.00         0.00        0.00        0.00
   Total from Investment Operations.....     0.05       0.01          0.05       0.02         0.03        0.03        0.05
Less Distributions:
 Dividends from net investment income...    (0.05)     (0.01)        (0.05)     (0.02)       (0.03)      (0.03)      (0.05)
 Distributions from net realized gain...     0.00       0.00          0.00       0.00         0.00        0.00        0.00
   Total From Distributions.............    (0.05)     (0.01)        (0.05)     (0.02)       (0.03)      (0.03)      (0.05)
 Net Asset Value, end of period.........   $ 1.00     $ 1.00        $ 1.00     $ 1.00       $ 1.00      $ 1.00      $ 1.00
   Total Return (not annualized)........     5.26%      5.51%(4)      5.42%      3.75% (4)    2.81%       3.13%       5.03%
Ratios/Supplemental Data:
 Net Assets, end of year (000s)......... $540,689    $36,443    $1,001,707   $690,630     $654,950    $614,237    $281,343
 Ratios to average net assets
   (annualized):
 Ratio of expenses to average net
   assets...............................     0.25%      0.26%         0.42%      0.43%        0.43%       0.43%       0.45%
 Ratio of net investment income to
   average net assets...................     5.21%      5.42%         5.32%      3.72%        2.77%       3.04%       4.73%
 Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses.............................     0.59%      0.69%         0.66%      0.90%        0.90%       0.91%       0.93%
 Ratio of net investment income to
   average net assets prior to waived
   fees and reimbursed expenses.........     4.87%      4.99%         5.08%      3.25%        2.30%       2.56%       4.25%



                                                             SERVICE SHARES
                                          ------------------------------------------------------
                                                          YEAR ENDED MAR. 31,
                                          ------------------------------------------------------
                                            1991       1990       1989        1988        1987
                                          --------    -------    -------    --------    --------
Net Asset Value, beginning of period....    $ 1.00     $ 1.00     $ 1.00      $ 1.00      $ 1.00
Income from Investment Operations:
 Net Investment Income..................      0.07       0.08       0.07        0.06        0.06
 Net realized and unrealized gain on
   investment...........................      0.00       0.00       0.00        0.00        0.00
   Total from Investment Operations.....      0.07       0.08       0.07        0.06        0.06
Less Distributions:
 Dividends from net investment income...     (0.07)     (0.08)     (0.07)      (0.06)      (0.06)
 Distributions from net realized gain...      0.00       0.00       0.00        0.00        0.00
   Total From Distributions.............     (0.07)     (0.08)     (0.07)      (0.06)      (0.06)
 Net Asset Value, end of period.........    $ 1.00     $ 1.00     $ 1.00      $ 1.00      $ 1.00
   Total Return (not annualized)........      7.42%      8.58%      7.63%       6.20%       5.64%
Ratios/Supplemental Data:
 Net Assets, end of year (000s).........  $118,623    $98,398    $90,672    $101,066    $134,375
 Ratios to average net assets
   (annualized):
 Ratio of expenses to average net
   assets...............................      0.48%      0.56%      0.63%       0.69%       0.69%
 Ratio of net investment income to
   average net assets...................      7.10%      7.73%      7.36%       6.12%       5.50%
 Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses.............................      0.94%      0.97%      0.98%       1.05%       0.94%
 Ratio of net investment income to
   average net assets prior to waived
   fees and reimbursed expenses.........      6.64%      7.32%      7.01%       5.76%       5.25%


-------------------


(1) Prior to August 1, 1990, the Fund was known as the Short-Term Government Fund, which commenced operations on October 1, 1985, and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund, and on September 6, 1996, the Fund was reorganized as a Fund of the Company. Effective August 11, 1995, existing Fund shares were classified as Service shares and the Fund began offering both Service and Institutional shares to investors. Effective October 1, 1995, the Fund also began offering Investor shares to investors. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


(2) Financial Data for the period ended September 30, 1995 and the year ended September 30, 1996 are for Institutional shares only, which were initially offered on August 11, 1995. Financial Data for all other periods are for Service shares only.


(3) The Fund changed its fiscal year-end from March 31 to September 30.


(4) Annualized.


                                        7                             PROSPECTUS

                               HOW THE FUNDS WORK

INVESTMENT OBJECTIVES AND POLICIES


  Set forth below is a description of the investment objectives and related policies of the Funds. Each Fund seeks to maintain a net asset value of $1.00 per share. Their assets consist only of obligations with remaining maturities (as defined by the SEC) of 397 days (13 months) or less at the date of acquisition, and the dollar-weighted average maturity of each Fund's investments is 90 days or less. There can be no assurance that each Fund's investment objective will be achieved or that either Fund will be able to maintain a net asset value of $1.00 per share. A more complete description of the Funds' investments and investment activities is contained in "Prospectus Appendix
 - Additional Investment Policies" and in the SAI.


  The PRIME MONEY MARKET MUTUAL FUND seeks to provide investors with maximized current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues its objective by investing in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, which have remaining maturities not exceeding 397 days (13 months), and in certain repurchase agreements.


  The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal. The Fund's fundamental policy is to invest only in obligations issued or guaranteed by the U.S. Treasury and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations.



  The Funds' investment objectives and fundamental policies may not be changed without the vote of a majority of the outstanding shares of the particular Fund.



  All securities acquired by the Funds will be U.S. Government obligations (see below) or "First Tier Eligible Securities" as defined under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). First Tier Eligible Securities generally consist of instruments that are either rated at the time of purchase in the highest rating category by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or issued by issuers with such ratings. The Appendix to the SAI includes a description of the applicable ratings. Unrated instruments purchased by the Fund will be of comparable quality as determined by the adviser pursuant to guidelines approved by the Board of Directors.


  U.S. Treasury and U.S. Government Obligations. The Treasury Money Market Mutual Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations. These obligations may also

PROSPECTUS                              8
include U.S. Treasury STRIPS (U.S. Treasury securities that have been separated into their component parts of principal and interest payments and recorded as such in the Federal Reserve book-entry record keeping system). The Prime Money Market Mutual Fund may invest in U.S. Treasury obligations, as well as in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). U.S. Government obligations in which the Fund may invest include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  The Prime Money Market Mutual Fund may also purchase "stripped securities" such as TIGRs or CATs, which are interests in U.S. Treasury obligations offered by broker-dealers and other financial institutions that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors.

  In addition to the types of instruments described above, the Prime Money Market Mutual Fund may purchase U.S. dollar-denominated bank obligations such as time deposits, certificates of deposit, bankers' acceptances, bank notes and deposit notes issued by domestic and foreign banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time normally at a stated interest rate. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers acceptances are

                                        9                             PROSPECTUS
negotiable deposits or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). Bank notes usually represent senior debt of the bank.


  The Prime Money Market Mutual Fund may also purchase commercial paper, short-term notes, medium-term notes and bonds issued by domestic and foreign corporations that meet the Fund's maturity limitations. Certain types of commercial paper are issued only in private placements and may be subject to restrictions on resale and are therefore less liquid.


  The Prime Money Market Mutual Fund may also invest in U.S. dollar denominated obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities. Such obligations include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the InterAmerican Development Bank.


  The Prime Money Market Mutual Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit-card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities' total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be thirteen months or less. Asset-backed securities purchased by the Fund may include collateralized mortgage obligations issued by private companies.



  The Funds may attempt to increase yields by trading to take advantage of short-term market variations which may result in high portfolio turnover, which should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.



  A more complete description of the Funds' investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.


PROSPECTUS                             10

RISK FACTORS


  Investments in the Funds are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in a Fund. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that each Fund will achieve its investment objective.


  The Funds, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to each maintain a stable net asset value of $1.00 per share. Each Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that a Fund purchases must have a remaining maturity of not more than 397 days. In addition, a Fund purchase must present minimal credit risks and be of the highest quality (i.e., be rated in the top rating category by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Funds' investment adviser, under guidelines adopted by the Company's Board of Directors).


  The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.


  Each Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, each Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Funds emphasize safety of principal and high credit quality. In particular, the internal investment policies of Wells Fargo Bank, the Funds' investment adviser, prohibit the purchase for a Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for either Fund:

  - capped floaters (on which interest is not paid when market rates move above a certain level);

  - leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

  - range floaters (which do not pay any interest if market interest rates move outside of a specified range);

                                       11                             PROSPECTUS

  - dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

  - inverse floaters (which reset in the opposite direction of their index).


  Additionally, neither Fund may invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may invest only in floating-rate securities that bear interest at a rate that resets quarterly or more frequently and which resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.


  The Treasury Money Market Mutual Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above. Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.


  Since the Prime Money Market Mutual Fund may purchase U.S. dollar-denominated securities issued by foreign issuers, the Fund may be subject to investment risks that are different in some respects from those incurred by a fund that invests exclusively in debt obligations of domestic issuers. Such potential risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities by the particular country in which the issuer is located, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these securities. In addition, foreign banks and other issuers are not necessarily subject to the same regulatory requirements that apply to domestic issuers (such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping requirements, and public availability of information), and the Fund may experience difficulties in obtaining or enforcing a judgment against a foreign issuer. Absent any unusual market conditions, the Fund will not invest more than 25% of its total assets in securities issued by foreign issuers.


  Generally, securities in which the Funds invest will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that a Fund will always be able to do so. See

PROSPECTUS                             12

"Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.

PERFORMANCE

  Fund performance may be advertised from time to time in terms of current yield, effective yield or average annual total return. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of a Fund.


  Yield refers to the income generated by an investment in a class of a Fund's shares over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes reinvestment of the income earned by a class of a Fund. Because of the effects of compounding, effective yields are slightly higher than yields.


  Average annual total return of Institutional Class shares is based on the overall dollar or percentage change of an investment in such shares and assumes the investment is at NAV and all dividends and any capital-gain distributions attributable to a class are also reinvested at NAV in shares of the class.

  In addition to presenting these standardized performance calculations, at times, the Funds may also present non-standard performance figures, such as yields and effective yields for a 30-day period or, in sales literature, distribution rates. Because of the differences in the fees and/or expenses borne by shares of each class of the Funds, the performance figures on one class of shares can be expected, at any given time, to vary from the performance figures for other classes of the Funds.


  Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling the Company at 1-800-260-5969 or by writing the Company at the address shown on the inside front cover of the Prospectus.



                            THE FUNDS AND MANAGEMENT


THE FUNDS


  The Funds are two funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-three other funds. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of


                                       13                             PROSPECTUS
shares, which are sold primarily to institutional investors at NAV. Each class of shares represents an equal proportionate interest in a Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of a Fund's operating expenses except for certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. For information on another fund or a class of shares, please call Stagecoach Shareholder Services at 1-800-260-5969 or write the Company at the address shown on the inside front cover of the Prospectus.


  The Company's Board of Directors supervises the Funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when the voting matter affects only one fund or class). A Fund shareholder of record is entitled to one vote for each share owned and fractional votes for fractional shares owned. See "Management" in the SAI for more information on the Company's Directors and Officers. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.

MANAGEMENT


  Wells Fargo Bank serves as each Fund's investment adviser, administrator, custodian, transfer agent and dividend disbursing agent (the "Transfer Agent"). In addition, Wells Fargo Bank serves as a shareholder servicing agent and selling agent of the Funds. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as investment adviser to other separately managed funds (or the master portfolio in which a fund may invest) of the Company, and as investment adviser or sub-adviser to separately managed funds of five other registered, open-end, management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.



  Subsequent to its acquisition by Wells Fargo & Company on April 1, 1996, Wells Fargo Investment Management, Inc. ("WFIM") (formerly, First Interstate Capital Management, Inc.) served as investment adviser to the predecessor portfolios. WFIM, a wholly-owned subsidiary of Wells Fargo Bank, has changed its name to Wells Capital Management Incorporated and is located at 444 Market Street, San Francisco, California 94111. Prior to March 18, 1994, the predecessor portfolios' investment adviser was San


PROSPECTUS                             14

Diego Financial Capital Management, Inc., which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation.

                         ------------------------------

  Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank, has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


                             INVESTING IN THE FUNDS



  Institutional Class shares may be purchased on any day the Funds are open for business (a "Business Day"). The Funds are open Monday through Friday and are closed on weekends and federal bank holidays. On any day the trading markets for both U.S. government securities and money market instruments close early, the Funds will close early. On these days, the NAV calculation time and the purchase and redemption cut-off times discussed below may be earlier than 12:00 Noon.


  The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from an investor or the investor's representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE


  The value of a share of each class is its NAV. Wells Fargo Bank calculates the NAV of each class of the Funds as of 12:00 Noon and 1:00 p.m. (Pacific time) on each Business Day. The NAV per share of each class of shares of a Fund is computed by dividing the value of a Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of outstanding shares of that class. All expenses are accrued daily and taken into account for the purpose of determining the NAV. As noted above, the Funds seek to maintain a constant $1.00 NAV share price, although there is no assurance that they will be able to do so.


                                       15                             PROSPECTUS

  Each Fund's NAV is calculated on the basis of the amortized-cost method. This valuation method is based on the receipt of a steady rate of payment on portfolio instruments from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.

PURCHASE OF INSTITUTIONAL CLASS SHARES


  Institutional Class shares of the Funds are sold at NAV (without a sales charge) on a continuous basis primarily to certain customers ("Customers") of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions (previously defined as Institutions). Customers may include individuals, trusts, partnerships and corporations. Share purchases are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share purchases and redemptions are sent by the Funds to the Institution involved. The minimum initial purchase amount on Institutional Class shares is $5 million and the minimum subsequent purchase amount on such shares is $25,000. Investors in various fiduciary accounts and certain other investors are not subject to minimum initial or subsequent purchase amount requirements.


  Institutions (or their nominees), acting on behalf of their Customers, normally are the holders of record of Institutional Class shares. Customers' beneficial ownership of Institutional Class shares is reflected in the account statements provided by Institutions to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds is governed by the Customers' account agreements with an Institution. Investors wishing to purchase Institutional Class shares of the Funds should contact their account representatives.

  Institutional Class shares of the Funds are sold at the NAV per share next determined after a purchase order has become effective. Purchase orders placed by an Institution must be received by the Company by 12:00 Noon (Pacific time) on any Business Day. Payment for such shares may be made by Institutions in federal funds or other funds immediately available to the custodian no later than 1:00 p.m. (Pacific time) on that Business Day.

  Institutions are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the Institution will be responsible for any loss to a Fund or its shareholders.

  Institutions may charge certain account fees depending on the type of account the investor has established with the Institution. In addition, an Institution may receive fees from the Funds with respect to the investments of its Customers as described under "Management and Servicing Fees." Payment for Institutional Class shares of a Fund may,

PROSPECTUS                             16
in the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.

  The Company reserves the right to reject any purchase order or to suspend sales at any time. Payment for orders that are not received will be returned after prompt inquiry. The issuance of Institutional Class shares is recorded on the Company's books, and share certificates are not issued.

WIRE INSTRUCTIONS DIRECT PURCHASES BY INSTITUTIONS

1.  Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds to:

   Wells Fargo Bank, N.A.
   San Francisco, California
   Bank Routing Number: 121000248
   Wire Purchase Account Number: 4068-000587

   Attention: Stagecoach Funds (Name of Fund and designate Institutional Class)

   Account Name(s): Name(s) in which to be registered
   Account Number: (if investing into an existing account)

3. A completed Account Application should be sent by telefacsimile, with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

   Wells Fargo Bank, N.A.
   Stagecoach Shareholder Services
   P.O. Box 7066
   San Francisco, California 94120-7066

   Telefacsimile: 1-415-781-4082


4. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

STATEMENTS AND REPORTS


  Institutions (or their nominees) typically send investors a confirmation or statement of the account after every month in which there has been a transaction that affects their share balance or the Fund account registration. Every January, you will be provided a statement with tax information for the previous year to assist you in tax return preparation. At least twice a year, shareholders receive financial statements.


                                       17                             PROSPECTUS

REDEMPTION OF INSTITUTIONAL CLASS SHARES

  Redemption requests are effected at the NAV per share next determined after receipt of a redemption request in good order by the Company. Institutional Class shares held by an Institution on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the Customer's accounts at the Institution. Institutions are responsible for transmitting redemption requests to the Company and crediting its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Institutional Class shares of the Funds normally are wired to the redeeming Institution the following Business Day after receipt of the request by the Company. The Company reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Funds or unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Funds of securities owned by them is not reasonably practicable or (b) it is not reasonably practicable for the Funds to fairly determine the value of their net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of a Fund.


  With respect to shareholders who do not have a relationship with an Institution, shares of the Funds may be redeemed by writing or calling the Funds directly at the address or phone number shown on the first page of the Prospectus. When Institutional Class shares are redeemed directly from the Funds, the Company ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day unless payment by wire is requested. The Company may take up to seven days to make payment, although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.


  To be accepted by a Fund, a letter requesting redemption must include: (i) the Fund's name and account registration from which the Institutional Class shares are being redeemed; (ii) the account number; (iii) the amount to be redeemed;
(iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution. An "eligible guarantor institution" includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

PROSPECTUS                             18

  All redemptions of Institutional Class shares of the Funds are made in cash, except that the commitment to redeem Institutional Class shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the NAV of the Funds at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Funds to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Funds are valued. If the recipient were to sell such securities, the investors would incur brokerage charges.


REDEMPTIONS BY TELEPHONE


  Telephone exchange or redemption privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the shareholder of record and reasonably believed by the Transfer Agent to be genuine. The Company requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

                                   EXCHANGES

  The Funds offer a convenient way to exchange Institutional Class shares in one Fund for Institutional Class shares in another fund of the Company. Before engaging in an exchange transaction, an investor should read carefully the Prospectus describing the fund into which the exchange will occur, which is available without charge and can be obtained by writing or by calling the Company at the address or phone number listed on the first page of the Prospectus. A shareholder may not exchange Institutional Class shares of one fund for Institutional Class shares of another fund if Institutional Class shares of both funds are not qualified for sale in the state of the shareholder's residence. The Company may terminate or amend the terms of the exchange privilege at any time.

  Exchange transactions are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share exchanges are sent by a Fund to the Institution involved.

                                       19                             PROSPECTUS

Institutions (or their nominees), acting on behalf of their Customers, normally are the holders of record of Institutional Class shares. Institutions are responsible for transmitting orders for exchanges to the Company on a timely basis. Investors should receive written confirmation of the exchange from the Institution within a few days of the completion of the transaction. In addition, customers' exchange transactions are generally reflected in the account statements provided by Institutions to their Customers. Investors wishing to exchange Institutional Class shares of a Fund for Institutional Class shares of another fund should contact their account representatives. Investors with questions may call the Company at 1-800-260-5969.


  A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges are made at the NAV of the respective funds next determined following receipt of the request by the Company in good order.


  To exchange Institutional Class shares, or if you have questions, simply call the Company at 1-800-260-5969. A shareholder of record should be prepared to give the telephone representative the following information: (i) the account number, social security or taxpayer identification number and account registration; (ii) the name of the fund from and the fund into which the transfer is to occur; and (iii) the dollar or share amount of the exchange. The conversation may be recorded to protect shareholders and the Company. Telephone exchanges are available unless the shareholder of record has declined the privilege on the Purchase Application.


  In addition, Institutional Class shares of the Funds may be exchanged for each of the Funds' Class A shares in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a Wells Fargo Bank or another bank, trust company or thrift institution, or in other cases where Institutional Class shares are not held in such qualified accounts. Similarly, Class A shares may be exchanged for the Funds' Institutional Class shares if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made at the respective NAVs of the Institutional Class shares next determined after the exchange request is received by the Company.


                    DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS



  Dividends from net investment income of the Funds are declared daily payable to Institutional Class shareholders of record as of 12:00 p.m. (Pacific time). Institutional Class shareholders begin earning dividends on the Business Day the investment is effected and continue to earn dividends through the day before the date that the shares


PROSPECTUS                             20
are redeemed. Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. The Funds declare and distribute any capital gains at least annually. Expenses, such as state securities registration fees and transfer agent fees, that are attributable to a particular class may affect the relative dividends and/or capital-gain distributions of a class of shares.


  Dividends declared in a month generally are distributed on the last Business Day of the each month. Dividends and any capital-gain distributions are automatically invested in additional whole and fractional shares unless the shareholder has elected to receive distributions in cash.


                         MANAGEMENT AND SERVICING FEES

INVESTMENT ADVISER


  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Funds' investment adviser, provides investment guidance and policy direction in connection with the management of the Funds' assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Funds' investment strategies and performance. For these services, Wells Fargo Bank is entitled to receive monthly investment advisory fees at the annual rate of 0.25% of the average daily net assets of each Fund. From time to time, Wells Fargo Bank may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on the Funds' performance. From time to time, the Funds, consistent with their investment objective, policies and restrictions, may invest in securities of entities with which Wells Fargo Bank has a lending relationship. For the fiscal year ended September 30, 1996, the Prime Money Market Mutual and Treasury Money Market Mutual Funds paid advisory fees at the annual rates of 0.14% and 0.13%, respectively, of their average daily net assets. For periods prior to September 6, 1996, these amounts includes advisory fee paid by the predecessor portfolios to Wells Fargo Investment Management, Inc.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


  Wells Fargo Bank also serves as the Funds' custodian and transfer and dividend disbursing agent. Under the Custody Agreement with Wells Fargo Bank, a Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.


                                       21                             PROSPECTUS

INSTITUTIONS AND SHAREHOLDER SERVICING AGENTS



  The Funds have entered into a Shareholder Servicing Agreement on behalf of Institutional Class shares with Wells Fargo Bank and may enter into similar agreements with other Institutions ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide shareholder administrative and liaison services with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholders orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; exchanges and redemptions; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Institutional Class shares owned of record or beneficially by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules").



  A Shareholder Servicing Agent may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by a Fund, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.



ADMINISTRATOR AND CO-ADMINISTRATOR



  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Funds' business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administrative duties to sub-administrators.



  Stephens previously provided substantially the same services as sole administrator to the Funds. For the year ended September 30, 1996, the Prime Money Market Mutual and Treasury Money Market Mutual Funds paid administrative fees at the annual rate of 0.09%


PROSPECTUS                             22
of each Fund's average daily net assets. For the period prior to September 6, 1996, this includes amounts paid to The Dreyfus Corporation and Furman Selz LLC by the predecessor portfolios.



SPONSOR AND DISTRIBUTOR



  Stephens is the Company's sponsor and co-administrator and distributes each Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.



  Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company under which Stephens acts as agent for each Fund for the sale of its shares and may enter into selling agreements with other agents ("Selling Agents") that wish to make available shares of the Funds to their respective customers.



  Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.



  Financial institutions acting as Shareholder Servicing Agents or Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.


FUND EXPENSES


  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses, and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bears all costs of its operations, including its pro rata portion of the Company expenses such as fees and expenses of its independent auditors and legal counsel, compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees, and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate


                                       23                             PROSPECTUS
to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                     TAXES


  Distributions from a Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from a Fund's net long-term capital gains, if any, are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.



  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in your SAI. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in your SAI.



  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in your SAI.


PROSPECTUS                             24

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

  Treasury Money Market Mutual Fund

  The Treasury Money Market Mutual Fund may invest in the following:


  (i) obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of Indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations (see below);


  (ii) certain repurchase agreements ("repurchase agreements") (discussed below);

  (iii) certain floating- and variable-rate instruments ("variable-rate instruments);

  (iv) securities purchased on a "when-issued" basis and securities purchased or sold on a "forward-commitment" basis or "delayed-settlement" basis" (discussed below);


  (v)  certain securities issued by other investment companies.


  Prime Money Market Mutual Fund

  The Prime Money Market Mutual Fund may invest in the following:

  (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises, including U.S. Treasury obligations ("U.S. Government obligations") (discussed below);

  (ii) certain repurchase agreements ("repurchase agreements") (discussed below);

  (iii) certain floating- and variable-rate instruments ("variable-rate instruments");

  (iv) securities purchased on a "when-issued" basis and securities purchased or sold on a "forward commitment" basis or "delayed settlement" basis" (discussed below);


  (v)  certain securities issued by other investment companies;



  (vi) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC ("bank instruments");


                                      A-1                            PROSPECTUS

  (vii) commercial paper rated at the date of purchase Prime-1 by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Corporation ("S&P") ("rated commercial paper");



  (viii) commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment;



  (ix) short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below).


  (x)  mortgage-backed securities (discussed below); and


  (xi)  certain other asset-backed securities (discussed below).


 U.S. Government Obligations


  The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


  Repurchase Agreements


  The Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds


PROSPECTUS                            A-2
advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.


  Floating- and Variable-Rate Instruments


  The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk. See "Additional Permitted Investment Activities" in the SAI for additional information.



  Forward-Commitments, When-Issued Purchases and Delayed-Delivery Transactions


  Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward-commitment" basis. The Funds may also purchase or sell securities on a "delayed-settlement" basis. When-issued and forward-commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Funds to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market that will occur sometime in the future. When-issued, forward-commitment and delayed-settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. A Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.

  Other Investment Companies

  The Funds may invest up to 10% of their assets in shares of other open-end investment companies that invest exclusively in the high-quality, short-term money market instruments in which the Funds may invest. The Treasury Money Market Mutual Fund may only invest in shares of other investment companies that are structured to seek an investment objective that is similar to the Fund's investment objective. The investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to a Fund; however, the Funds' adviser has undertaken to waive its advisory fees with respect to that portion of the Fund's assets so

                                      A-3                            PROSPECTUS
invested. The Funds may invest in shares of other open-end investment companies up to the limits prescribed by the 1940 Act.

  Foreign Obligations

  The Prime Money Market Mutual Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. The Prime Money Market Mutual Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities. Such obligations include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.


  Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


  Mortgage-Backed And Other Asset-Backed Securities

  The Prime Money Market Mutual Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities' total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities purchased by the Fund may include collateralized mortgage obligations ("CMOs") issued by private companies.

PROSPECTUS                            A-4

  Illiquid Securities



  The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.


INVESTMENT POLICIES AND RESTRICTIONS

  Each Fund's investment objective, as set forth under "How the Funds Work -- Investment Objectives and Policies", is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that a Fund's investment objective could best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.


  Fundamental Investment Policies


  As matters of fundamental policy, each Fund may: (i) borrow from banks up to 20% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by a Fund while any such outstanding borrowing in excess of 5% of its net assets exists); and (ii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, U.S. Government obligations and, with respect to the Prime Money Market Mutual Fund, the obligations of U.S. banks and certain U.S. branches of foreign banks.

  These investment restrictions are applied at the time investment securities are purchased. As a matter of nonfundamental policy, the Funds may make loans of portfolio securities or other assets, although neither Fund intends to do so during the current fiscal year.


  Non-Fundamental Investment Policies


  As a matter of nonfundamental policy, neither Fund may: (i) purchase securities of any issuer (except for U.S. Government obligations, for certain temporary purposes and for certain guarantees and unconditional puts) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer, except that a Fund may invest up to 25% of its assets in the highest-rated obligations of any one issuer for a period of up to three business days, or if a Fund would own more than 10% of the outstanding voting securities of such issuer; and (ii) invest more than 10% of the current

                                      A-5                            PROSPECTUS
value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale or that have maturities of more than seven days. With respect to item (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer. Also, as a matter of non-fundamental policy and in accordance with the current regulations of the SEC, the Prime Money Market Mutual Fund intends to limit its investments in the obligations of any one non-U.S. governmental issuer to not more than 5% of its total assets at the time of purchase, provided that the Fund may invest up to 25% of its assets in the obligations of one non-U.S. governmental issuer for a period of up to three business days. For purposes of item (ii), repurchase agreements that do not provide for payment to the Funds within seven days after notice are subject to this 10% limit, unless the Company's Board of Directors or the Funds' investment adviser, pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists.

  Illiquid securities shall not include (a) securities eligible for resale pursuant to Rule 144A Securities Act of 1933 (the "1933 Act") Act that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and (b) commercial paper sold under Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two NRSROs and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined that the commercial paper is of equivalent quality and is liquid, if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

PROSPECTUS                            A-6

                       THIS PAGE INTENTIONALLY LEFT BLANK

Advised by WELLS FARGO BANK, N.A.


Sponsored/Distributed by


Stephens Inc., Member NYSE/SIPC

                                                                            LOGO

NOT FDIC INSURED

LOGO

P.O. Box 7066

San Francisco, CA 94120-7066


 STAGECOACH MONEY MARKET MUTUAL FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT deposits or obligations of Wells Fargo Bank
  - are NOT guaranteed by Wells Fargo Bank
  - involve investment risk, including possible loss of
    principal
  - seek to maintain a stable net asset value of $1.00 per                LOGO
    share, however, there can be no assurance that either
    fund will meet this goal. Yields and returns will vary
    with market conditions.

LOGO

Printed on Recycled Paper                                          SC0211 (2/97)

                             STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                 SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                                    CLASS A
                               ---------------

     Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about one of the funds in the Stagecoach Family of Funds -- the SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND (the "Fund"). The investment objective of the Fund is described in its Prospectus under the section entitled "How the Funds Work -- Investment Objectives and Policies."

          This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus dated February 1, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus for the Fund may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Transfer Agent at the telephone number indicated above.

                               ---------------

                               TABLE OF CONTENTS


Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
Additional Permitted Investment Activities  . . . . . . . . . . . . . . . . . . . . . .  4
Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
Additional Purchase and Redemption Information  . . . . . . . . . . . . . . . . . . . .  18
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
SAI Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-1

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies. The Fund is subject to the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock":

     The Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in U.S. Government Obligations;

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7)  make investments for the purpose of exercising control or management;

     (8) borrow money or issue senior securities as defined in the 1940 Act, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets), and except that the Fund may issue multiple Classes of shares in accordance with applicable laws, rules, regulations or orders;

     (9) write, purchase or sell straddles, spreads, warrants, or any combination thereof;

     (10) purchase securities of any issuer (except U.S. Government Obligations) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; or

     (11) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

     Non-Fundamental Investment Policies. The Fund is subject to the following non-fundamental policies; that is, they may be changed by a majority vote of the Board of Directors without shareholder approval:

     The Fund may not:

     (1) (a) purchase or retain securities of any issuer if the officers or Directors of the Company or of the Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

          (b) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

     (2) The Fund reserves the right to invest up to 15% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days or other illiquid securities. However, as long as the Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, the Fund will comply with such lower limit. The Fund presently is limited to investing 10% of its net assets in such securities due to limits applicable in several states.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Pass-Through Obligations. The Fund may invest in pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Fund. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. The Fund may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

     Loans of Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on the Fund's portfolio. The value of the loaned securities may not exceed one-third of the Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon the borrower or a placing broker.

     When-Issued Securities. The Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. However, the Fund does not intend to invest more than 5% of its net assets in when-issued securities during the coming year. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

     The Fund will establish a segregated account in which it will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

                                   MANAGEMENT

     The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                               Principal Occupations
Name, Age and Address                      Position                            During Past 5 Years
---------------------                      --------                            -------------------
Jack S. Euphrat, 74                        Director                            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                        Director,                           Senior Vice President
                                           Chairman and                        of Stephens; Manager
                                           President                           of Financial Services
                                                                               Group; President of
                                                                               Stephens
                                                                               Insurance Services
                                                                               Inc.; Senior Vice
                                                                               President of Stephens
                                                                               Sports Management
                                                                               Inc.; and President of
                                                                               Investor Brokerage
                                                                               Insurance Inc.

Thomas S. Goho, 54                         Director                            T.B. Rose Faculty
321 Beechcliff Court                                                           Fellow-Business,
Winston-Salem, NC  27104                                                       Wake Forest University
                                                                               Calloway School, of
                                                                               Business and
                                                                               Accountancy; Associate
                                                                               Professor of Finance of the
                                                                               School of Business and
                                                                               Accounting at Wake Forest
                                                                               University since 1983.

Joseph N. Hankin, 55                       Director                            President, Westchester
75 Grasslands Road                                                             Community College since
Valhalla, N.Y. 10595                                                           1971; President of Hartford
(appointed as of September 6, 1996)                                            Junior College from 1967 to
                                                                               1971; Adjunct Professor of
                                                                               Columbia University
                                                                               Teachers College since
                                                                               1976.

*W. Rodney Hughes, 70                      Director                            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                        Director                            Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                       Director                            Private Investor; Real Estate
10 Legrae Street                                                               Developer; Chairman
Charleston, SC 29401                                                           of Renaissance
                                                                               Properties Ltd.;
                                                                               President of  Morse
                                                                               Investment
                                                                               Corporation; and Co-
                                                                               Managing Partner of
                                                                               Main Street Ventures.

Richard H. Blank, Jr., 40                  Chief                               Associate of
                                           Operating                           Financial Services
                                           Officer,                            Group of Stephens;
                                           Secretary and                       Director of Stephens
                                           Treasurer                           Sports Management
                                                                               Inc.; and Director of
                                                                               Capo Inc.

                               COMPENSATION TABLE

                                              Year Ended                            Period Ended
                                              ----------                            ------------
                                           December 31, 1995                     September 30, 1996
                                          ------------------                     ------------------
                                                         Total             Aggregate           Total
                                    Aggregate         Compensation        Compensation    Compensation from
                                  Compensation      from Registrant         from             Registrant
         Name and Position       from Registrant    and Fund Complex      Registrant      and Fund Complex
         -----------------       ---------------    ----------------      ------------    -------------------
          Jack S. Euphrat            $10,188            $39,750              $9,750              $29,250
              Director

          *R. Greg Feltus              $-0-               $-0-                $-0-                $-0-
              Director

           Thomas S. Goho            $10,188            $39,750              $9,750              $29,250
              Director

          Joseph N. Hankin             N/A                N/A                 $-0-                $-0-
              Director

           *Zoe Ann Hines              $-0-               $-0-                $-0-                $-0-
              Director
          (resigned as of
         September 6, 1996)

         *W. Rodney Hughes            $9,438            $37,000              $8,250              $24,750
              Director

          Robert M. Joses             $9,938            $39,000              $9,750              $29,250
              Director

          *J. Tucker Morse            $8,313            $33,250              $8,250              $24,750
              Director



     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund

Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each
fund complex.     As of the date of this SAI, Directors and Officers of the
Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISER. The Fund is advised by Wells Fargo Bank. The Advisory Contract provides that Wells Fargo Bank shall furnish to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. Pursuant to the Advisory Contract, Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of the Fund.

     Wells Fargo Bank has agreed to provide to the Fund, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the portfolio of the Fund.

     The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Fund paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:

                      Dec. 31, 1993              Dec. 31, 1994              Dec. 31, 1995               Sept. 30, 1996
                      -------------              -------------              -------------               --------------
                    Fees         Fees          Fees         Fees          Fees         Fees           Fees           Fees
                    Paid        Waived         Paid        Waived         Paid        Waived          Paid          Waived
                    ----        ------         ----        ------         ----        ------          ----          ------
                    $ 0         $3,704         $ 0         $58,270      $56,387       $60,241       $213,467          $0


     ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. The

Administration Agreement between Wells Fargo and the Fund, and the Co-Administration Agreement among Wells Fargo, Stephens and the Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

      For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Fund paid the following dollar amounts of administrative fees to Stephens who, as sole administrator during these periods, was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of the Fund's average daily net assets:

                      Dec. 31, 1993              Dec. 31, 1994              Dec. 31, 1995              Sept. 30, 1996
                      -------------              -------------              -------------              --------------
                           $3,522                   $3,522                     $6,998                     $12,808

      SPONSOR AND DISTRIBUTOR. As discussed in the Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.

      SHAREHOLDER SERVICING AGENT. As discussed in the Fund's prospectus under the heading "Shareholder Servicing Agent," the Fund has entered into a shareholder servicing agreement with Wells Fargo Bank. The Fund did not pay any shareholder servicing fees to Wells Fargo Bank for the fiscal year ended December 31, 1995 but paid $15,851 (after waivers) in such fees to Wells Fargo Bank for the period ended September 30, 1996.

      CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as custodian for the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank receives an asset-based fee and transaction charge from the Fund. Wells Fargo Bank also has been retained to act as the transfer and dividend disbursing agent for the Fund, and receives for its services a base fee and per-account fees from the Fund.

      For the year ended December 31, 1995 and the period ended September 30, 1996, the Fund paid no custodial or transfer and dividend disbursing agency fees to Wells Fargo Bank.

      UNDERWRITING COMMISSIONS. For the fiscal years ended December 31, 1993 and 1994, the Funds' distributor retained $26,215,173 and $5,415,227, respectively in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Fund shares. For the fiscal years ended December 31, 1993 and 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $378,895 and $904,274, respectively, in underwriting commissions in connection with the purchase or redemption of Fund shares.

      For the year ended December 31, 1995, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

      For the period ended September 30, 1996, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,538,027 and $136,047, respectively, of such commissions.

                               DISTRIBUTION PLAN

      As indicated in the Prospectus, the Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its Class A shares. The Plan was adopted by the Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors") and approved by the initial shareholder of the Fund.

      Under the Plan, the Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders by paying on an annual basis up to 0.05% of the Fund's average daily net assets attributable to Class A shares. The Plan provides only for reimbursement of actual expenses. In addition, each Plan contemplates that to the extent any fees payable pursuant to a Shareholder Servicing Agreement are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to such Plan.

      The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any Distribution Agreements related to the Plan also must be approved by such vote of the Directors and the Qualified Directors. Such Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Qualified Directors.

      The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested directors.

      For the periods indicated below, the Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Fund's Plan for Class A shares.



                                                                      Printing &
                                                                        Mailing           Marketing        Compensation to
                                                      Total           Prospectus          Brochures          Underwriters
                                                      -----           ----------          ---------          ------------
                  Year Ended
              December 31, 1995                       $7,200            $6,422              $778                 N/A

                Period Ended
             September 30, 1996                         $-0-              $-0-              $-0-                 N/A


      For the year ended December 31, 1995 and the period ended September 30, 1996, WFSI and its registered representatives received no compensation under the Fund's Plans.

                            PERFORMANCE CALCULATIONS

      As indicated in the Prospectus, the Fund may advertise certain total return information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, if the Fund assesses a sales charge, at times, it also may calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

                      Average Annual Total Return for the Applicable Period Ended September 30, 1996
                      ------------------------------------------------------------------------------

                       Inception1              Inception               One Year              One Year
                          With                     No                    With                   No
      Class           Sales Charge2           Sales Charge           Sales Charge          Sales Charge
      -----           ------------            ------------           ------------          ------------
        A                 3.22%                  4.31%                  1.44%                 4.54%

1   The Fund commenced operations on October 27, 1993.

2 For all periods ended September 3, 1996, the term "Sales Charge" for Class A shares means a front-end sales load of 3.00%.

      The Fund may advertise the cumulative total return of its shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period.
Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

      In addition to the above performance information, the Fund may also advertise the cumulative total return of the Fund for one-month, three-month, six-month, and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.


      Cumulative Total Return for the Applicable Period Ended September 30, 1996
      --------------------------------------------------------------------------
                                Inception(1)                              Inception
                                   With                                       No
   Class                      Sales Charge(2)                            Sales Charge
   ------                     ------------                               ------------
     A                            9.70%                                     13.10%



(1)   The Fund commenced operations on October 27, 1993.



(2) For all periods ended September 30, 1996, the term "Sales Charge" for Class A Shares means a front-end sales load of 3.00%.


      As indicated in the Prospectus, the Fund may advertise certain yield information. As and to the extent required by the SEC, yield will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[((a-b/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the Fund's net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

                                       Yield Calculations for the Applicable Period Ended September 30, 1996(1)
                                        ---------------------------------------------------------------------
                                                    Thirty Day Yield             Thirty-Day Tax-Equivalent Yield(2)
                                                    ----------------             -------------------------------

                                             After Wavier     Before Waiver       After Waiver          Before Waiver
                                             ------------     -------------       ------------          -------------
                     Class A                    5.66%             5.31%              10.53%                 9.88%

---------------
1  "After Waiver" figures reflect any reimbursed expenses throughout the period.

2  Based on a federal income tax rate of 28.00%.

      The yield for the Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

      In addition, investors should recognize that changes in the net asset values of shares of the Fund will affect the yield of the Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the total return to shareholders for the period. Yield information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

      The Company also may disclose in sales literature, information and statements the distribution rate on the shares of each class of the Funds. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

      From time to time and only to the extent the comparison is appropriate for the Fund, the Company may quote performance or price-earning ratios for the Fund in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The Fund's performance also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of the Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

      In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

      From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

      The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or current or potential value with respect to the particular industry or sector.

      The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

      The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

      From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."


      The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management (""WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

      The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

      Net asset value per share for the Fund is determined by the Custodian of the Fund on each day the NYSE is open for trading.

      Securities of the Fund for which market quotations are available are valued at latest prices. Securities of the Fund for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations
are based on latest quoted bid prices.   Money market instruments maturing in
60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices, but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Shares may be purchased on any day the Fund is open for business. The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

      Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

      Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation), an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

      The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

      In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

      The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

      Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, ARMS and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

      Wells Fargo Bank, as the investment adviser of the Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contract, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Fund.

      Brokerage Commissions. For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Fund did not pay any brokerage commissions.

      Securities of Regular Broker/Dealers. On the indicated dates, the Fund owned securities of its "regular brokers or dealers," or their parents, as defined in the 1940 Act, as follows:

                                                               Regular Broker/Dealer                 Amount
                                                               ---------------------                 ------
                            September 30, 1996                  Goldman Sachs & Co.                $2,170,000

                            December 31, 1995                   Goldman Sachs & Co.                $1,119,000


      Portfolio Turnover. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover can generate short-term capital gain tax consequences. The portfolio turnover rate for the Fund generally is not expected to exceed 100%. The portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

      Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

      In General. The following information supplements and should be read in conjunction with Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus generally describe the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

      The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

      Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

      A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

      Income and dividends received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Fund does not expect to be eligible to make such an election.

      Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

      Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

      Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution.

      If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

      Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will generally be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. However, each Fund has elected to recognize accrued market discount annually, so that the entire gain on the disposition of such instruments, if any, will be capital in nature. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

      Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

      Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in kind) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

      Other Matters. Investors should be aware that the investments to be made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

      The foregoing discussion and the discussions in the prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

      The Fund is one of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other funds.

      Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

      The Fund offers two classes of shares: Class A shares and Institutional Class shares. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund affected. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of the Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

      The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

      Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

      Shareholders are not entitled to any preemptive rights. All shares, when issued for the consideration described in the Prospectus, will be fully paid and non-assessable by the Company.

      Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997
                       ----------------------------------

                                              NAME AND             CLASS; TYPE        PERCENTAGE        PERCENTAGE
                          FUND                 ADDRESS             OF OWNERSHIP        OF CLASS          OF FUND
                          ----                --------             ------------       ---------         ----------
                   SHORT-INTERMEDIATE     Wells Fargo Bank            Class A            27.48%            9.60%
                     U.S. GOVERNMENT      P.O. Box 63015            Beneficially
                         INCOME           San Francisco, CA            Owned
                                          94163

                                          Stephens Inc.               Class A            14.06%            4.90%
                                          111 Center Street         Beneficially
                                          Little Rock, AR              Owned
                                          72201

      For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

      The Registration Statement, including the Prospectus for the Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

      KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION


      The portfolio of investments, audited financial statements and independent auditors' report for the Fund for the fiscal period ended
September 30, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on December 9, 1996. The portfolio of investments, audited financial statements and independent auditors' report for the Fund are attached to all SAIs delivered to current or prospective shareholders.

                                  SAI APPENDIX

      The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

      Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

      S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper

      Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

      S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             STAGECOACH FUNDS, INC.

                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                            DIVERSIFIED INCOME FUND

                              CLASS A AND CLASS B

                          ----------------------------

             Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about one of the Company's investment portfolios -- the DIVERSIFIED INCOME FUND (the "Fund"). This SAI relates to Class A and Class B shares. The investment objective of the Fund is described in the Prospectus under the selection entitled "How the Fund Works -- Investment Objective and Policies."

             This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus dated February 1, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at the telephone number indicated above.


                          ----------------------------

                               TABLE OF CONTENTS

                      Statement of Additional Information


Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . .    3
Additional Permitted Investment Activities. . . . . . . . . . . . . . .    5
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Performance Calculations. . . . . . . . . . . . . . . . . . . . . . . .   15
Determination of Net Asset Value. . . . . . . . . . . . . . . . . . . .   19
Additional Purchase and Redemption Information. . . . . . . . . . . . .   19
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . .   20
Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
Federal Income Taxes. . . . . . . . . . . . . . . . . . . . . . . . . .   23
Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
Other.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . .   28
Financial Information . . . . . . . . . . . . . . . . . . . . . . . . .   28
SAI Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . .  F-1

                            INVESTMENT RESTRICTIONS

             Fundamental Investment Policies. The Fund is subject to the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock":

             (1) The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

             (2) The Fund may not purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs.

             (3) The Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

             (4) The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting.

             (5) The Fund may not make investments for the purpose of exercising control or management.

             (6) The Fund may not issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets, but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets.

             (7) The Fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund would own more than 10% of the outstanding voting securities of such issuer.

             (8) The Fund may not write, purchase or sell puts, calls or options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

             (9) The Fund may not make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering.

             With respect to fundamental investment policy (9), the Fund does not intend to loan its portfolio securities during the coming year.

             Non-Fundamental Investment Policies. The Fund is subject to the following non-fundamental policies; that is, they may be changed by a majority vote of the Board of Directors without shareholder approval:

             (1) The Fund may invest not more than 5% of its net assets at the time of purchase in warrants, and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange.

             (2) The Fund may not purchase or retain securities of any issuer if the officers or Directors of the Company or its Investment Adviser owning beneficially more than one-half of one percent (0.50%) of the securities of the issuer together own beneficially more than 5% of such securities.

             (3) The Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund does not intend to invest more than 5% of its net assets in such securities during the coming year. Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

             (4) The Fund may not invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets.

             (5) The Fund may not purchase or sell real estate limited partnership interests.

             (6) The Fund will not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

             Privately Issued Securities (Rule 144A). The Fund may invest in privately issued securities which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities and will not be publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. The investment adviser, under guidelines approved by Board of Directors of the Company will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

             Warrants. The Fund may invest not more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities) and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Fund may only purchase warrants on securities in which the Fund may invest directly.

             When-Issued Securities. The Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 120 days after the date of the commitment to purchase. However, the Fund does not intend to invest more than 5% of its net assets in when-issued securities during the coming year. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance.
The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

             The Fund will segregate cash, U.S. Government obligations, and other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

             Other Investment Companies. As a shareholder in another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the advisory and other expenses the Fund bears directly in connection with its own operations.

             Unrated Investments. The Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

             Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

             Convertible Securities (Lower Rated Securities). Subject to the limitations described in the Fund's Prospectus, the Fund may invest in convertible securities that are not rated in one of the four highest rating categories by a NRSRO. The yields on such lower rated securities, which includes securities also known as junk bonds, generally are higher than the yields available on higher-rated securities. However, investments in lower rated securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in the Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

             While the market values of lower rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated securities and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

             Certain lower rated debt securities and comparable unrated securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

             The market for certain lower rated securities and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.


                                   MANAGEMENT

             The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                  Principal Occupations
Name, Age and Address           Position          During Past 5 Years
---------------------           --------          ---------------------
Jack S. Euphrat, 74             Director          Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45             Director,         Senior Vice President
                                Chairman and      of Stephens; Manager
                                President         of Financial Services
                                                  Group; President of
                                                  Stephens
                                                  Insurance Services
                                                  Inc.; Senior Vice
                                                  President of Stephens
                                                  Sports Management
                                                  Inc.; and President of
                                                  Investor Brokerage
                                                  Insurance Inc.

Thomas S. Goho, 54              Director          T.B. Rose Faculty
321 Beechcliff Court                              Fellow-Business,
Winston-Salem, NC  27104                          Wake Forest University
                                                  Calloway School, of
                                                  Business and
                                                  Accountancy; Associate
                                                  Professor of Finance
                                                  of the School of Business and
                                                  Accounting at Wake Forest
                                                  University since 1983.

Joseph N. Hankin, 55            Director          President, Westchester
75 Grasslands Road                                Community College since
Valhalla, N.Y. 10595                              1971; President of Hartford
(appointed as of September 6, 1996)               Junior College from 1967 to
                                                  1971; Adjunct Professor of
                                                  Columbia University
                                                  Teachers College since 1976.

*W. Rodney Hughes, 70           Director          Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78             Director          Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52            Director          Private Investor; Real Estate
10 Legrae Street                                  Developer; Chairman
Charleston, SC 29401                              of Renaissance
                                                  Properties Ltd.;
                                                  President of  Morse
                                                  Investment
                                                  Corporation; and Co-
                                                  Managing Partner of
                                                  Main Street Ventures.

Richard H. Blank, Jr., 40       Chief             Associate of
                                Operating         Financial Services
                                Officer,          Group of Stephens;
                                Secretary and     Director of Stephens
                                Treasurer         Sports Management
                                                  Inc.; and Director of
                                                  Capo Inc.

                               COMPENSATION TABLE

                                         Year Ended                        Period Ended
                                      December 31, 1995                 September 30, 1996
                              --------------------------------   --------------------------------
                                                    Total                             Total
                                Aggregate       Compensation      Aggregate        Compensation
                              Compensation     from Registrant   Compensation     from Registrant
                                  from            and Fund          from             and Fund
     Name and Position         Registrant         Complex         Registrant         Complex
     -----------------        ------------     ---------------   ------------     ---------------
      Jack S. Euphrat            $10,188           $39,750          $9,750           $29,250
         Director

      *R. Greg Feltus             $-0-             $-0-              $-0-              $-0-
         Director

       Thomas S. Goho            $10,188           $39,750          $9,750           $29,250
         Director

      Joseph N. Hankin             N/A              N/A              $-0-              $-0-
          Director

       *Zoe Ann Hines             $-0-             $-0-              $-0-              $-0-
         Director
      (resigned as of
     September 6, 1996)

     *W. Rodney Hughes            $9,438           $37,000          $8,250           $24,750
          Director

      Robert M. Joses             $9,938           $39,000          $9,750           $29,250
          Director

      *J. Tucker Morse            $8,313           $33,250          $8,250           $24,750
          Director

         Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             INVESTMENT ADVISER. The Fund is advised by Wells Fargo Bank pursuant to an Advisory Contract which provides that Wells Fargo Bank shall furnish to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. Pursuant to the Advisory Contract, Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of the Fund.

             Wells Fargo Bank has agreed to provide to the Fund, among other things, money market security and fixed- income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and, average maturities of the Fund.

             The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Fund paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:

    December 31, 1993           December 31, 1994           December 31, 1995          September 30, 1996
    ------------------         -------------------         ------------------          ------------------
    Fees         Fees          Fees          Fees          Fees         Fees           Fees         Fees
    Paid        Waived         Paid         Waived         Paid        Waived          Paid        Waived
    ----        ------         ----         ------         ----        ------          ----        ------
    $ 0         $63,535      $192,033        $ 0         $312,512        $ 0         $415,025        $0


             ADMINISTRATOR AND CO-ADMINISTRATOR . The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. The Administration Agreement between Wells Fargo and the Fund, and the Co-Administration Agreement among Wells Fargo, Stephens and the Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

             For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Fund paid the following dollar amounts of administrative fees to Stephens who, as sole administrator during these periods, was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of the Fund's average daily net assets:

       Dec. 31, 1993      Dec. 31, 1994      Dec. 31, 1995      Sept. 30, 1996
       -------------      -------------      -------------      --------------
           $3,810            $11,522            $18,751            $24,902


             SPONSOR AND DISTRIBUTOR. As discussed in the Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.

             SHAREHOLDER SERVICING AGENT. As discussed in the Fund's prospectus under the heading "Shareholder Servicing Agent," the Fund has entered into a shareholder servicing agreement with Wells Fargo Bank. The dollar amount of shareholder servicing fees paid by the Fund to Wells Fargo Bank or its affiliates for the year ended December 31, 1995 and the period ended September 30, 1996 were as follows:

                                       December 31, 1995     September 30, 1996
                                       -----------------     ------------------
                                           $174,644               $249,015

             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT.   Wells
Fargo Bank has been retained to act as custodian and transfer and [dividend] disbursing agent for the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

             For the year ended December 31, 1995 and the period ended September 30, 1996, the Fund paid no custody fees to Wells Fargo Bank.

             For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo is entitled to receive monthly payments at the annual rate of 0.07% of the Fund's average daily net assets. For the year ended December 31, 1995 the Fund paid no transfer and dividend disbursing agency fees, and for the period ended September 30, 1996, the Fund paid $27,158 (after waivers) in transfer and dividend disbursing agency fees to Wells Fargo Bank or its affiliates.

             UNDERWRITING COMMISSIONS. For the years ended December 31, 1993 and 1994, the Company's distributor retained $26,215,173 and $5,415,227, respectively in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of the Company's shares. For the years ended December 31, 1993 and 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $378,895 and $904,274, respectively, in underwriting commissions in connection with the purchase or redemption of the Company's shares.

             For the year ended December 31, 1995, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

             For the period ended September 30, 1996, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.


                               DISTRIBUTION PLAN

             As indicated in the Prospectus, the Fund, on behalf of each Class of shares, has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plan for the shares of the Fund now designated the Class A Shares was adopted on October 22, 1992, by the Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors"), and was approved by the initial shareholder of the Fund on October 21, 1992. The Plan for the Class B Shares was adopted by the Board of Directors, including a majority of Qualified Directors, on July 27, 1994.

             Under the Class A Plan, the Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of the Fund by paying on an annual basis up to 0.05% of the average daily net assets attributable to Class A Shares.
The Class A Plan provides only for reimbursement of actual expenses. Under the Class B Plan the Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Fund shareholders by paying on an annual basis up to 0.70% of the average daily net assets of Class B Shares. The Class B Plan provides for reimbursement of actual expenses and payment of compensation to the Distributor and Selling Agents for sales support services. In addition, the Plans contemplate that to the extent any fees payable pursuant to a Shareholder Servicing Agreement are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to such Plan.

             Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and the Qualified Directors. Distribution Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Class involved. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Class of the Fund to which said Plan applies, and no material amendment to a Plan may be made except by the affirmative vote of a majority of both the Directors of the Company and the Qualified Directors.

             Each Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

             For the year ended December 31, 1995, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Plan for each Class.

                                       Printing & Mailing     Marketing         Compensation to
                           Total           Prospectus         Brochures          Underwriters
                           -----       ------------------     ---------         ---------------
             Class A      $42,250           $27,257            $14,993                N/A
             Class B      $14,987             N/A                N/A                $14,987

             For the period ended September 30, 1996, the Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Plan for each Class.

                                       Printing & Mailing     Marketing         Compensation to
                           Total           Prospectus         Brochures          Underwriters
                           -----       ------------------     ---------         ---------------
             Class A      $   -0-          $  -0-             $  -0-                  N/A
             Class B      $49,796             N/A                N/A                $49,796



             For the the year ended December 31, 1995, and the period ended September 30, 1996, WFSI and its registered representatives received no compensation under the Plan for each Class.

                            PERFORMANCE CALCULATIONS

             As indicated in the Prospectus, the Fund may advertise certain total return information for a Class of shares computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a Class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund also may, at times, calculate total return of a Class of shares based on net asset value per share of such Class (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

Average Annual Total Return for the Applicable Period Ended September 30, 1996

---------------------------------------------------------------------------------------------------------
               Inception(1)    Inception       Three Year     Three Year       One Year         One Year
                 With              No             With            No            With              No
  Class      Sales Charge(2)  Sales Charge    Sales Charge    Sales Charge   Sales Charge    Sales Charge
---------------------------------------------------------------------------------------------------------
    A           13.24%          14.59%          12.88%          14.63%          14.02%           19.41%
    B           22.62%          23.60%             N/A             N/A          15.66%           18.65%
---------------------------------------------------------------------------------------------------------


(1) The Fund's Class A shares commenced operations November 18, 1992; Class B shares - January 2, 1995.

(2)  For all periods ended September 30, 1996, the term "Sales Charge" for
Class A shares means a front-end sales load of 4.50%.   For Class B shares the
term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the prospectus.

             The Fund may advertise the cumulative total return on its shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period.
Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

             In addition to the above performance information, the Fund may also advertise the cumulative total return of the Fund for one-month, three-month, six-month, and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.


  Cumulative Total Return for the Applicable Period Ended September 30, 1996

---------------------------------------------------------------------------------------------------------
                            Inception(1)           Inception            Three Year           Three Year
                               With                   No                   With                  No
         Class             Sales Charge(2)        Sales Charge          Sales Charge         Sales Charge
---------------------------------------------------------------------------------------------------------
           A                   61.92%               69.53%                43.84%               50.64%
           B                   42.89%               44.89%                 N/A                  N/A
---------------------------------------------------------------------------------------------------------

(1) The Fund's Class A shares commenced operations November 18, 1992; Class B shares - January 2, 1995.

(2) For all periods ended September 30, 1996, the term "Sales Charge" for Class A shares means a front-end sales load of 4.50%. For Class B shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the prospectus.

             From time to time and only to the extent the comparison is appropriate for each Class of shares of the Fund, the Company may quote the performance or price-earning ratio of such Class in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, the 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of each Class of the Fund also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of each Class of the Fund will be calculated by relating net asset value per share of such Class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             The Company also may use the following information in advertisements and other types of literature only to the extent the information is appropriate for each Class of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Class of shares of the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Class of shares of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Class of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Class of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

             The Company may also disclose in advertising and other types of literature, information and statements the average credit quality of the Fund's portfolio, or categories of investments therein, as of a specified date or period. Average credit quality is calculated on a dollar weighted average basis based on ratings assigned each issue or issuer, as the case may be, by S&P and/or Moody's. In the event one rating agency does not rate the issue or issuer, as the case may be, in the same tier as the other agency, the highest rating is used in the calculation.

             The Company also may discuss in advertisements and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Ratings Group. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

             From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements." The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

             The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

             Net asset value per share for each Class of the Fund is determined by the custodian of the Fund on each day the NYSE is open for trading.

             Securities of the Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. Prices may be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

             Shares may be purchased on any day the Fund is open. The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.


             Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

             Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation), an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

             The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

             In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.



                             PORTFOLIO TRANSACTIONS

             Purchases and sales of securities by the Fund are usually principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. The cost of executing the Fund's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order or other relief allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

             The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo is responsible for Fund decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

             In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Fund to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

             Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

             Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

             Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Fund's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities;

and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

             The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Fund are not reduced because Wells Fargo Bank receives such services.

             Brokerage Commissions. For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Fund paid the following in brokerage commissions:

      Dec. 31, 1993     Dec. 31, 1994     Dec. 31, 1995     Sept. 30, 1996
      -------------     -------------     -------------     --------------
         $68,477           $134,777          $193,078          $267,469


      As of September 30, 1996, the Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:

Fund                         Amount                Regular Broker/Dealer
----                         ------                ---------------------
Diversified Income           $7,521,000            Goldman Sachs & Co.


             Securities of Regular Broker/Dealers. As of December 31, 1995, the Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:

Fund                         Amount                Regular Broker/Dealer
----                         ------                ---------------------
Diversified Income           $2,373,000            Goldman Sachs & Co.


             Portfolio Turnover. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. The portfolio turnover rate for the Fund generally is not expected to exceed 150%. The portfolio turnover rate will not be a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                              FEDERAL INCOME TAXES

             In General. The following information supplements and should be read in conjunction with Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus generally describe the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

             The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligation and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

             A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Income and dividends received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Fund does not expect to be eligible to make such an election.

             Corporate shareholders of the Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

             Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

             If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to- market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

             Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in kind) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

             Other Matters. Investors should be aware that the investments to be made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

             The foregoing discussion and the discussions in the prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

                         The Fund is one of the funds of the Stagecoach Family
of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other funds.

             Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

             The Fund is comprised of two Classes of shares -- Class A Shares and Class B Shares. With respect to matters that affect one Class but not another (for example, the approval of a Plan), shareholders vote as a Class. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policies affects only one series and would be voted upon only by shareholders of the affected Fund and not shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of the Fund, means the vote of the lesser of (i) 67% of the shares of such Class represented at a meeting if the holders of more than 50% of the outstanding shares of such Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class.
The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

             The Company may dispense with annual meetings of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

             Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to the Fund or a particular portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

             Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997


                   NAME AND                CLASS; TYPE      PERCENTAGE     PERCENTAGE
    FUND           ADDRESS                 OF OWNERSHIP      OF CLASS        OF FUND
    ----           --------                ------------     ----------     ----------
DIVERSIFIED     Wells Fargo Bank             Class A         34.80%         29.40%
INCOME          P.O. Box 63015             Beneficially
                San Francisco, CA  94163      Owned


             For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

             The Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' report for the Fund for the fiscal period ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on December 9, 1996. The portfolio of investments, audited financial statements and independent auditors' report for the Fund are attached to all SAIs delivered to current or prospective shareholders.

                                    APPENDIX


             The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.


Corporate Bonds

             Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Commercial Paper

             Moody's: The highest rating for commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A- 1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                            MONEY MARKET MUTUAL FUND
                  CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND

                                    CLASS A

                       ----------------------------------

             Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about two of the funds in the Stagecoach Family of Funds -- the MONEY MARKET MUTUAL FUND and the CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND (each a "Fund" and collectively, the "Funds"). This SAI relates to the Class A shares of the Money Market Mutual Fund and to the shares of the California Tax-Free Money Market Mutual Fund (collectively, the "Class A shares"). The investment objective of each Fund is described in its respective Prospectus under the section entitled "How the Funds Work -- Investment Objectives and Policies."

             This SAI is not a prospectus and should be read in conjunction with each Fund's Prospectus dated February 1, 1997. All terms used in this SAI that are defined in the Prospectus for each Fund will have the meanings assigned in that Fund's Prospectus. A copy of the Prospectus for each Fund may be obtained without charge by writing Stephens Inc., the Company's sponsor, administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Transfer Agent at the telephone number indicated above.

                       ----------------------------------

                               TABLE OF CONTENTS


Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Additional Permitted Investment Activities  . . . . . . . . . . . . . . . . .  3
Special Considerations Affecting
  California Municipal Obligations  . . . . . . . . . . . . . . . . . . . . .  5
Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . . . .  19
Additional Purchase and Redemption Information. . . . . . . . . . . . . . . .  20
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
SAI Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-1

                            INVESTMENT RESTRICTIONS

      Fundamental Investment Policies. The Funds are subject to the following investment restrictions, all of which are fundamental policies.

             The Funds may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of such Fund's investments in that industry would be 25% or more of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), with respect to the California Tax-Free Money Market Mutual Fund, (ii) obligations of the United States Government, its agencies or instrumentalities, and (iii) with respect to both Funds, the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

             (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations with respect to the California Tax-Free Money Market Mutual Fund, or other than money market securities with respect to the Money Market Mutual Fund, or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions with regard to both Funds and except for margin payments in connection with options, futures and options on futures with regard to the California Tax-Free Money Market Mutual Fund) or make short sales of securities;

             (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

             (5) make investments for the purpose of exercising control or management;

             (6) issue senior securities, except that a Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); or

             (7) write, purchase or sell puts, calls, options, warrants or any combination thereof, except that the Funds may purchase securities with put rights in order to maintain liquidity.

             In addition, neither Fund may make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in public or private offerings.

      Non-Fundamental Investment Policies. The Funds are subject to the following non-fundamental policies.

             (1) The Funds may not purchase or retain securities of any issuer if the officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities.

             (2) The Funds may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

             (3) The Money Market Mutual Fund may not purchase or sell real estate limited partnership interests.

             (4) The Funds may not purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

             (5) The Funds may not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of such Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

             (6) The California Tax-Free Money Market Mutual Fund may not invest more than 10% of the current value of their net assets in repurchase agreements maturing in more than seven days or other illiquid securities (including restricted securities). The Money Market Mutual Fund may not invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

             In addition, the Funds may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies. However, the Funds' investment adviser will waive its advisory fees for that portion of the Funds' assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. In the case of the California Tax-Free Money Market Mutual Fund these unaffiliated investment companies must have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax.

             In addition, as provided in Rule 2a-7 under the 1940 Act, the Money Market Mutual Fund may only purchase "Eligible Securities" (as defined in Rule 2a-7) and only if, immediately after such purchase: the Money Market Mutual Fund would have no more than 5% of its total assets in "First Tier Securities" (as defined in Rule 2a-7) of any one issuer, excluding government securities and except as otherwise permitted for temporary purposes and for certain guarantees and unconditional puts; the Money Market Mutual Fund would own no more than 10% of the voting securities of any one issuer; the Money Market Mutual Fund would have no more than 5% of its total assets in "Second Tier Securities" (as defined in Rule 2a-7); and the Money Market Mutual Fund would have no more than the greater of $1 million or 1% of its total assets in Second Tier Securities of any one issuer.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

             Unrated Investments. The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by such Funds. The Funds may purchase unrated instruments only if they are purchased in accordance with the procedures of each Fund adopted by the Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund, provided that when a security ceases to be rated, the Company's Board of Directors determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in such Funds' best interest. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus of the Fund and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

             Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of each such Fund may be used for letter of credit-backed investments, provided that, in the case of the California Tax-Free Money Market Mutual Fund, the Company's Board approves or ratifies such investments.

             When-Issued Securities. Certain of the securities in which the California Tax-Free Money Market Mutual Fund may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. However, the California Tax-Free Money Market Mutual Fund has no present intention to invest in when-issued securities during the coming year. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

             Each Fund will establish a segregated account in which it will maintain cash, U.S. Government obligations, or other high-quality debt instruments in an amount at least equal in value to their respective commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

             Municipal Bonds. The California Tax-Free Money Market Mutual Fund may invest in municipal bonds. As discussed in the Fund's Prospectus, the two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

             Municipal Notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

             TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

             BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

             RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

             The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.


                        SPECIAL CONSIDERATIONS AFFECTING
                        CALIFORNIA MUNICIPAL OBLIGATIONS

             Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

             The California Economy and General Information. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

             The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993.

             The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."

             However, since the start of 1994, California's economy has been recovering steadily. Employment has grown in excess of 500,000 during 1994 and 1995, and is expected to continue to grow in 1996. Because of the improving economy and the California's fiscal austerity, the state has had operating surpluses for its past four consecutive fiscal years through 1996-97 and has forecast a balanced 1996-97 fiscal year budget. In addition, the SFEU was projected to have a small negative balance of approximately $70 million as of June 30, 1996, all but eliminating the accumulated budget deficit of the early 1990's, and a modest reserve of $305 million, as of June 30, 1997. For these and other reasons, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 30, 1996.

             Local Governments. On December 6,1994, Orange County, California became the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995, California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy.

             On January 17, 1994, an earthquake of the magnitude of an estimated
6.8 on the Richter Scale struck Los Angeles County, California causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In August 1995, the credit rating of the county's long term bonds was downgraded for the third time since 1992.
Although the county has received federal and state assistance, it is still facing a potential budget gap of approximately $1 billion in the 1996-97 fiscal year. Even though state has no existing obligations with respect to either Orange County or Los Angeles County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

             State Finances. The moneys of California are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

             The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

             Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1996, the General Fund had outstanding loans from the SFEU and other Special Funds of approximately $1.5 billion.

             Changes in California Constitutional and Other Laws. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

             In 1988, California voters approved "Proposition 98," which amended
Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.

             Other Information. Certain debt obligations held by the California Tax-Free Money Market Mutual Fund may be obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by the California Tax- Free Money Market
Mutual Fund would not be paid in a timely manner.

             Certain debt obligations held by the California Tax-Free Money Market Mutual Fund may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

             There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

                                     * * *

             The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.


                                   MANAGEMENT

             The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                         Principal Occupations
Name, Age and Address               Position             During Past 5 Years
---------------------               --------             ---------------------
Jack S. Euphrat, 74                 Director             Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                 Director,            Senior Vice President
                                    Chairman and         of Stephens; Manager
                                    President            of Financial Services
                                                         Group; President of
                                                         Stephens
                                                         Insurance Services
                                                         Inc.; Senior Vice
                                                         President of Stephens
                                                         Sports Management
                                                         Inc.; and President of
                                                         Investor Brokerage
                                                         Insurance Inc.

Thomas S. Goho, 54                  Director             T.B. Rose Faculty
321 Beechcliff Court                                     Fellow-Business,
Winston-Salem, NC  27104                                 Wake Forest University
                                                         Calloway School, of
                                                         Business and
                                                         Accountancy; Associate
                                                         Professor of Finance
                                                         of the

                                                         School of Business and
                                                         Accounting at Wake
                                                         Forest University
                                                         since 1983.

Joseph N. Hankin, 55                Director             President, Westchester
75 Grasslands Road                                       Community College since
Valhalla, N.Y. 10595                                     1971; President of Hartford
(appointed as of September 6, 1996)                      Junior College from 1967 to
                                                         1971; Adjunct Professor of
                                                         Columbia University
                                                         Teachers College since
                                                         1976.

*W. Rodney Hughes, 70               Director             Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                 Director             Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                Director             Private Investor; Real
10 Legrae Street                                         Estate Developer
Charleston, SC 29401                                     Chairman of Renaissance
                                                         Properties Ltd.;
                                                         President of  Morse
                                                         Investment
                                                         Corporation; and Co-
                                                         Managing Partner of
                                                         Main Street Ventures.

Richard H. Blank, Jr., 40           Chief                Associate of
                                    Operating            Financial Services
                                    Officer,             Group of Stephens;
                                    Secretary and        Director of Stephens
                                    Treasurer            Sports Management
                                                         Inc.; and Director of
                                                         Capo Inc.

                               COMPENSATION TABLE

                                         Year Ended                            Period Ended
                                         ----------                            -------------
                                      December 31, 1995                     September 30, 1996
                                     ------------------                     ------------------
                                                    Total                                    Total
                               Aggregate      Compensation from        Aggregate       Compensation from
                             Compensation         Registrant         Compensation         Registrant
                            from Registrant   and Fund Complex      from Registrant    and Fund Complex
                            ---------------   ----------------      ---------------    -----------------

    Name and Position
    -----------------
     Jack S. Euphrat            $10,188            $39,750              $9,750              $29,250
        Director

     *R. Greg Feltus             $-0-               $-0-                 $-0-                $-0-
        Director

      Thomas S. Goho            $10,188            $39,750              $9,750              $29,250
        Director

     Joseph N. Hankin             N/A                N/A                 $-0-                $-0-
         Director

      *Zoe Ann Hines             $-0-               $-0-                 $-0-                $-0-
        Director
     (resigned as of
    September 6, 1996)

    *W. Rodney Hughes            $9,438            $37,000              $8,250              $24,750
         Director

     Robert M. Joses             $9,938            $39,000              $9,750              $29,250
         Director

     *J. Tucker Morse            $8,313            $33,250              $8,250              $24,750
         Director





             Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund

Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             INVESTMENT ADVISER. The Funds are advised by Wells Fargo Bank pursuant to Advisory Contracts approved by the Board of Directors on October 22, 1991, and by the initial shareholder of each Fund on December 2, 1991. The Advisory Contract for each Fund provides that Wells Fargo Bank shall furnish to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. Pursuant to the Advisory Contracts, Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund.

             Wells Fargo Bank has agreed to provide to each Fund with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of each Fund's portfolio.

             Each Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:



                          December 31, 1993        December 31, 1994           December 31, 1996        September 30, 1996
                          ------------------       ------------------          -----------------        ------------------
                          Fees         Fees        Fees          Fees          Fees         Fees        Fees         Fees
        Fund              Paid        Waived       Paid         Waived         Paid        Waived       Paid        Waived
        ----              ----        ------       ----         ------         ----        ------       ----        ------
California Tax-Free    $3,406,799   $458,784    $304,857     $3,809,902    $4,867,523        $0     $4,099,437        $0
   Money Market
   Mutual

Money Market Mutual    $1,285,690       $0      $2,073,686   $2,008,946    $12,729,506       $0     $11,593,678       $0

             ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. The Administration Agreement between Wells Fargo and each Fund, and the Co-Administration Agreement among Wells Fargo, Stephens and each Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of the Funds, including coordination of the services performed by each Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Funds; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Funds together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

             For the fiscal years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Funds paid the following dollar amounts of administrative fees to Stephens, the sole administrator during these periods, based on a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets:


                       Fund                         Dec. 31,        Dec. 31,          Dec. 31,      Sept. 30,
                       ----                           1993           1994              1995           1996
                                                      ----           ----              ----           ----
California Tax-Free Money Market Mutual             $232,585        $247,666        $292,095       $245,966

Money Market Mutual                                 $ 96,535        $306,209        $954,713       $872,577

             SPONSOR AND DISTRIBUTOR. As discussed in the Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.

             SHAREHOLDER SERVICING AGENT. As discussed in each Fund's prospectus under the heading "Shareholder Servicing Agent," the Funds have entered into shareholder servicing agreements with Wells Fargo Bank. The dollar amounts of shareholder servicing fees paid by each of the Funds to Wells Fargo Bank or its affiliates for the fiscal year ended December 31, 1995 and the period ended September 30, 1996, were as follows:

Fund                                                    December 31, 1995        September 30, 19961
----                                                    -----------------        ------------------
California Tax-Free Money Market Mutual                       $522,756                   $344,032

Money Market Mutual                                         $8,542,616                 $7,594,481

-------------
1 These amounts include shareholder servicing fees paid by other classes of each Fund and reflect fee waivers.

             CUSTODIAN AND TRANSFER AND DIVIDEND AGENT. Wells Fargo Bank has been retained to act as custodian and transfer and dividend disbursing agent for each Fund. The custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as custodian, Wells Fargo Bank receives an asset-based fee and transaction charges from each Fund; and for its services as transfer and dividend disbursing agent, it receives a base fee and per-account fees from each Fund. For the year ended December 31, 1995 and the period ended September 30, 1996, the Funds did not pay any custody fees or transfer and dividend disbursing agency fees to Wells Fargo Bank.

             UNDERWRITING COMMISSIONS. The Funds do not assess any front-end sales loads or contingent deferred sales charges in connection with the purchase and redemption of shares, and therefore pay no underwriting commissions to the Distributor.


                               DISTRIBUTION PLAN

             Each of the Funds has adopted a distribution plan (a "Plan") under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder as described in each Fund's Prospectus. The Plans for the Class A shares of the Funds were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the respective Fund and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Directors") on October 22, 1991, and were approved by the initial shareholder of the respective Funds on December 2, 1991.

             Under the Plans in effect for the Class A shares of the Funds, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Fund shareholders by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A shares. The Plans for the Class A shares of the Funds provide only for reimbursement of actual expenses. In addition, each Plan contemplates that to the extent any fees payable pursuant to a Shareholder Servicing Agreement are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to such Plan.

             Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any Agreements related to the Plans also must be approved by the Majority vote of the Directors and the Qualified Directors. Such Agreements will terminate automatically if assigned, and may, in the case of the California Tax-Free Money Market Mutual Fund, be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the respective Fund. In the case of the Money Market Mutual Fund, such agreement may be terminated at any time without penalty by a vote of a majority of the outstanding voting securities of the respective Class of such Fund affected by the Agreement. The Plans may not be amended to increase materially the amounts payable thereunder, in the case of the California Tax-Free Money Market Mutual Fund, without the approval of a majority of the outstanding voting securities of the Fund and in the case of the Money Market Mutual Fund, without the approval of a majority of the outstanding voting securities of the respective Class of such Fund affected by the proposed increase. No material amendment to the Plans may be made except by the approval of a majority of both the Directors of the Company and the Qualified Directors.

             Each Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

             For the year ended December 31, 1995, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Fund's Plan.



                                                 Printing &
                                                   Mailing           Marketing       Compensation to
             Fund                Total           Prospectus          Brochures         Underwriters
             ----                -----           ----------          ---------         ------------
California Tax-Free
   Money Market Mutual          $326,122          $132,394           $193,728          N/A
Money Market Mutual
  Class A                       $332,859          $122,263           $210,596          -0-

             For the period ended September 30, 1996, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Fund's Plan.



                                                 Printing &
                                                   Mailing           Marketing       Compensation to
          Fund                    Total          Prospectus          Brochures         Underwriters
          ----                    -----          ----------          ---------         ------------
California Tax-Free
   Money Market Mutual          $188,355          $ 39,668           $148,687               N/A

Money Market Mutual
  Class A                       $383,963          $ 24,454           $359,509               N/A


             For the year ended December 31, 1995 and the period ended September 30, 1996, WFSI and its registered representatives received no compensation under each Fund's Plans.


                            PERFORMANCE CALCULATIONS

             Yield for each Fund is calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Tax-equivalent yield for the California Tax-Free Money Market Mutual Fund is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

             Effective yield and effective tax-equivalent yield for the California Tax-Free Money Market Mutual Fund are calculated by determining the net change, or tax-equivalent assumed net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

             Yield For The Applicable Period Ended September 30, 1996

                                                                                                     Seven-Day
                                                      Seven-Day Tax-      Seven-Day Effective      Effective Tax-
           Fund                Seven-Day Yield       Equivalent Yield            Yield            Equivalent Yield
           ----                ---------------       ----------------            -----            ----------------
California Tax-Free Money
Market Mutual                       2.94%                  5.52%                 3.01%                 5.60%

Money Market Mutual
     Class A                        4.86%                   N/A                  4.98%                  N/A



             The yield for the Funds will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

             Yield information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of a Class of shares in a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

             In addition, investors should recognize that changes in the net asset value of shares of each Class of the Money Market Mutual Fund will affect the yield of each such Class for any specified period, and such changes should be considered together with the yield of each Class in ascertaining the total return to shareholders of each Class of shares for the period. Yield information for the Funds and each Class may be useful in reviewing the performance of the Funds and each Class and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of each Class, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

             From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

             Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the

Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.


             From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements." The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey ""America's Top 300 Money Managers''. This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $54 billion of assets of individual, trusts, estates and institutions and $20 billion of mutual fund assets.

             The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

             The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

             Net asset value per Fund share is determined by the Custodian on each Business Day, as described in the Prospectus for each Fund.

             As indicated under "Investing In The Funds -- Share Price" in the Prospectus, each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.
While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

             Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

             Shares may be purchased on any day a Fund is open for business, provided Wells Fargo Bank also is open for business (a "Business Day"). Currently, Wells Fargo Bank is closed on New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the Funds are typically closed on the weekday immediately before or after such Holiday. The Funds observe the same Holidays as Wells Fargo Bank, except Martin Luther King Jr. Day, Columbus Day and Veterans Day. Nonetheless, for purposes of Fund share purchases, these three days are, effectively, 'Holidays' for the Funds, since Wells Fargo Bank is closed.

             Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

             Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

             The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

             In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.


                             PORTFOLIO TRANSACTIONS

             The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

             Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for a Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

             Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

             The Funds may purchase municipal obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

             Wells Fargo Bank, as the investment adviser of each Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for each Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising such Fund.

             Brokerage Commissions. The Funds did not pay any brokerage commissions on portfolio transactions for the year ended December 31, 1995 and for the period ended September 30, 1996.

             Securities of Regular Broker/Dealers. As of December 31, 1995, the California Tax-Free Money Market Mutual Fund owned no securities of its "regular brokers or dealers" or their parents, as defined in the Act. As of December 31, 1995, the Money Market Mutual Fund owned securities of its "regular brokers or dealers" or their parents, as defined in the Act, as follows: $125,955,000 of Goldman Sachs & Co. debt securities.

             As of September 30, 1996, the Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:

                       Fund                  Amount      Regular Broker/Dealer
                       ----                  ------      ---------------------
California Tax-Free Money Market Mutual            N/A                 N/A

Money Market Mutual                       $202,778,000    Goldman Sachs & Co.


             Portfolio Turnover. Because the portfolios of the Funds consist of securities with relatively short-term maturities, the Funds can expect to experience high portfolio turnovers. A high portfolio turnover rate should not adversely affect the Funds, however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Funds usually will not incur brokerage expenses.


                                 FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                              FEDERAL INCOME TAXES

             In General. The following information supplements and should be read in conjunction with the applicable Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The applicable Prospectus of the Funds describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

             The Company intends to qualify the Funds as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Funds' shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

             A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of the Fund's tax- exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28.00%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             Capital Gain Distributions. To the extent that each Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

             Other Distributions. Although dividends will be declared daily based on each Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by each Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

             Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

Special Tax Considerations for the California Tax-Free Money Market Mutual
Fund.

             Federal -- The California Tax-Free Money Market Mutual Fund intends that at least 50% of the value of its total assets at the close of each quarter of its taxable years will consist of obligations the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority. However, see "California" below.

             Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Finally, interest on indebtedness incurred to purchase or carry shares of the Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

             In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that the Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

             Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from the Fund. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

             California -- The California Tax-Free Money Market Mutual Fund expects to be exempt from tax in California on the same basis as under Subchapter M of the Code as described above. Moreover, if at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of obligations the interest on which, if such obligations were held by an individual, would be exempt from California personal income tax (under either the laws of California or of the United States), the Fund will be entitled to pay dividends to its shareholders which will be exempt from California personal income tax (referred to herein as "California exempt-interest dividends"). Under normal market conditions, the Fund will invest primarily in municipal securities of the State of California, its cities, municipalities and other political authorities so that it can pay California exempt-interest dividends.

             Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid which constitutes California exempt-interest dividends with respect to such taxable year. The total amount of California exempt-interest dividends paid by the Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California municipal securities and other obligations the interest on which is tax exempt, less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of other investment companies). Dividends paid by the Fund in excess of this limitation will be treated as ordinary dividends subject to California personal income tax at ordinary rates.

             Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be taxed as capital gains and ordinary income dividends, respectively. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for California personal income tax purposes to the extent the shareholder receives California exempt-interest dividends during his or her taxable year. Exempt-interest dividends will be tax exempt for purposes of the California personal income tax. For corporate shareholders, dividends will be subject to the corporate franchise taxes in California.

             Other Matters. Investors should be aware that the investments to be made by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

             The foregoing discussion and the discussions in the Prospectuses address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

             The Funds are two of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-three other funds.

             Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

             The California Tax-Free Money Market Fund offers a single Class of shares. The Money Market Mutual Fund is comprised of three Classes of shares:
Class A shares, Class S
shares and Institutional Class shares. With respect to matters affecting one Class, but not another, shareholders of the Money Market Mutual Fund vote as a Class. For example, approval of a distribution plan is voted on only by members of the Class affected by the plan. Subject to the foregoing, all shares of a Fund have equal voting rights. In situations where voting by series is required by law or where the matter involved only affects one series, shares of each Fund will be voted by series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of the Money Market Mutual Fund, and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of such Fund means the vote of the lesser of (i) 67% of the shares of the respective Class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of a Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of a Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of
(i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

             The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

             Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

             Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of each Fund or 5% or more of the voting securities of each Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997


                          NAME AND             CLASS; TYPE    PERCENTAGE  PERCENTAGE
      FUND                ADDRESS              OF OWNERSHIP    OF CLASS     OF FUND
      ----                -------              ------------    --------     -------
CALIFORNIA TAX-   Wells Fargo Bank               Class A        83.96%      83.96%
FREE MONEY        P.O. Box 7066                Beneficially
MARKET MUTUAL     San Francisco, CA  94120        Owned


MONEY MARKET      Wells Fargo Bank               Class A        90.12%      76.70%
MUTUAL            P.O. Box 7066                Beneficially
                  San Francisco, CA  94120        Owned





             For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund) or is identified as the holder of record or more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class.


                                     OTHER

             The Registration Statement, including the Prospectus of each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI of each Fund as to the contents of any contract or other document are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditor for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION


             The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the fiscal period ended September 30, 1996 are hereby incorporated by reference to the Company's Annual
Reports as filed with the SEC on December 9, 1996.   The portfolio of
investments, audited financial statements and independent auditors' report for the Funds are attached to all SAIs delivered to current or prospective shareholders.

                                  SAI APPENDIX


             The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

             Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Municipal Notes

             Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

             S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

             Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes

             S&P: The two highest ratings for corporate notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                             STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                                GINNIE MAE FUND
                             GROWTH AND INCOME FUND

                              CLASS A AND CLASS B

                          ---------------------------

             Stagecoach Funds, Inc. is an open-end series investment company. This Statement of Additional Information ("SAI") contains information about two of the funds in the Stagecoach Family of Funds -- the GINNIE MAE FUND and the GROWTH AND INCOME FUND (each, a "Fund" and collectively, the "Funds"). This SAI relates to Class A and Class B Shares offered by each Fund. The investment objective of each Fund is described in its Prospectus under "How the Funds Work -- Investment Objectives and Policies."

             This SAI is not a prospectus and should be read in conjunction with the Prospectus dated February 1, 1997, for each of the Funds. All terms used in this SAI that are defined in each Fund's Prospectus will have the meaning assigned in such Prospectus. A copy of the Prospectus for each Fund may be obtained without charge by writing Stephens Inc., the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Transfer Agent at the telephone number indicated above.

                          ---------------------------

                               TABLE OF CONTENTS



                                                                         Page
                                                                         ----
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . .      3
Additional Permitted Investment
  Activities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
Distribution Plans  . . . . . . . . . . . . . . . . . . . . . . . . .     15
Performance Calculations  . . . . . . . . . . . . . . . . . . . . . .     16
Determination of Net Asset Value  . . . . . . . . . . . . . . . . . .     22
Additional Purchase and Redemption Information  . . . . . . . . . . .     22
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . .     23
Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . . . . .     27
Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32
Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . .     32
Financial Information . . . . . . . . . . . . . . . . . . . . . . . .     32
SAI Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-1
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . .    F-1

                            INVESTMENT RESTRICTIONS


             Fundamental Investment Policies. The Funds are subject to the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority of the Funds' outstanding voting securities, as described under "Capital Stock":

             The Funds may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

             (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

             (3) purchase commodities or commodity contracts (including futures contracts), except that a Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

             (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

             (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

             (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

             (7) make investments for the purpose of exercising control or management;

             (8) issue senior securities, except the Growth and Income Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of each such Fund's net assets (but investments may not be purchased by such Funds while any such outstanding borrowings exceed 5% of the respective Fund's net assets), and except that the Ginnie Mae Fund may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of such Fund's net assets (but investments may not be purchased by such Fund while any such outstanding borrowings exceed 5% of the Fund's net assets);

             (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Growth and Income Fund may purchase securities with put rights in order to maintain liquidity and may invest up to 5% of its net assets in warrants in accordance with its investment policies as stated below; or

             (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

 All of the Funds may make loans in accordance with their investment policies.

             Non-Fundamental Investment Policies. The Funds are subject to the following non-fundamental policies which may be changed by a majority vote of the Board of Directors without shareholder approval:

             The Funds may not:

             (1) purchase or retain securities of any issuer if the officers or Directors of the Company or its Investment Adviser owning beneficially more than one-half of one percent (0.50%) of the securities of the issuer together owned beneficially more than 5% of such securities;

             (2) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

             (3) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of such Fund's aggregate investment in such Classes of securities will exceed 5% of its total assets; or

             (4) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days or other illiquid securities (including restricted securities).

             In addition, the Funds may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

             Unrated Investments. The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

             Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

             Pass-Through Obligations. Certain of the debt obligations in which the Ginnie Mae Fund may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Ginnie Mae Fund. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. The Ginnie Mae Fund may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

             When-Issued Securities. Certain of the securities in which the Funds may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 120 days after the date of the commitment to purchase. The Funds only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Growth and Income Fund currently does not intend to invest more than 5% of its assets in when-issued securities during the coming year.

             Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

             Loans of Portfolio Securities. All of the Funds may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high-quality debt obligations equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Fund's Investment Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. None of the Funds will lend securities having a value that exceeds 33 1/3% of the current value of its total assets. Loans of securities by any of the Funds will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.
Borrowers and placing brokers may not be affiliated, directly or indirectly, with Stagecoach, its Investment Adviser, or its Distributor. The Ginnie Mae Fund currently intends to limit the practice of lending portfolio securities to no more than 5% of its net assets during the coming year.

             Foreign Obligations. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Ginnie Mae Fund does not intend to invest in foreign obligations during the coming year. The Growth and Income Fund currently does not intend to invest more than 10% of its assets in foreign obligations. Neither of the Funds may invest 25% or more of its assets in foreign obligations.

             Convertible Securities (Lower Rated Securities) Subject to the limitations described in its Prospectus, the Growth and Income Fund may invest in convertible securities that are not rated in one of the four highest rating categories by an NRSRO. The yields on such lower rated securities, which include securities also known as junk bonds, generally are higher than the yields available on higher-rated securities. However, investments in lower rated securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in the Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

             While the market values of lower rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated securities and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

             Certain lower rated debt securities and comparable unrated securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

             The market for certain lower rated securities and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

             Privately Issued Securities (Rule 144A). The Growth and Income Fund may invest in privately issued securities which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities and will not be publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. The Company's investment adviser, pursuant to guidelines established by the Board of Directors of the Company will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The Growth and Income Fund does not intend to invest more than 5% of its net assets in Rule 144A Securities during the coming year.

             The Funds so indicated below may engage in the following investment activities although none has a present intention to do so:

             Investment in Warrants. The Growth and Income Fund may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Growth and Income Fund may only purchase warrants on securities in which it may invest directly.

                                   MANAGEMENT

         The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                             Principal Occupations
Name, Age and Address                         Position                       During Past 5 Years
---------------------                         --------                       ---------------------
Jack S. Euphrat, 74                           Director                       Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                           Director,                      Senior Vice President
                                              Chairman and                   of Stephens; Manager
                                              President                      of Financial Services
                                                                             Group; President of
                                                                             Stephens
                                                                             Insurance Services
                                                                             Inc.; Senior Vice
                                                                             President of Stephens
                                                                             Sports Management
                                                                             Inc.; and President of
                                                                             Investor Brokerage
                                                                             Insurance Inc.

Thomas S. Goho, 54                            Director                       T.B. Rose Faculty
321 Beechcliff Court                                                         Fellow-Business,
Winston-Salem, NC  27104                                                     Wake Forest University
                                                                             Calloway School, of
                                                                             Business and
                                                                             Accountancy; Associate
                                                                             Professor of Finance of the
                                                                             School of Business and
                                                                             Accounting at Wake Forest
                                                                             University since 1983.

Joseph N. Hankin, 55                          Director                       President, Westchester
75 Grasslands Road                                                           Community College since
Valhalla, N.Y. 10595                                                         1971; President of Hartford
(appointed as of September 6, 1996)                                          Junior College from 1967 to
                                                                             1971; Adjunct Professor of
                                                                             Columbia University
                                                                             Teachers College since
                                                                             1976.

*W. Rodney Hughes, 70                         Director                       Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                           Director                       Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                          Director                       Private Investor; Real Estate
10 Legrae Street                                                             Developer; Chairman
Charleston, SC 29401                                                         of Renaissance
                                                                             Properties Ltd.;
                                                                             President of  Morse
                                                                             Investment
                                                                             Corporation; and Co-
                                                                             Managing Partner of
                                                                             Main Street Ventures.

Richard H. Blank, Jr., 40                     Chief                          Associate of
                                              Operating                      Financial Services
                                              Officer,                       Group of Stephens;
                                              Secretary and                  Director of Stephens
                                              Treasurer                      Sports Management
                                                                             Inc.; and Director of
                                                                             Capo Inc.

                               COMPENSATION TABLE

                                     Year Ended                      Period Ended
                                  December 31, 1995               September 30, 1996
                         -------------------------------    -------------------------------
                                              Total                              Total
                          Aggregate       Compensation       Aggregate       Compensation
                         Compensation    from Registrant    Compensation    from Registrant
                             from           and Fund            from           and Fund
Name and Position         Registrant        Complex          Registrant        Complex
-----------------        ------------    --------------     ------------    ---------------
 Jack S. Euphrat           $10,188           $39,750           $9,750           $29,250
    Director

 *R. Greg Feltus            $-0-              $-0-             $-0-              $-0-
    Director

  Thomas S. Goho           $10,188           $39,750           $9,750           $29,250
    Director

 Joseph N. Hankin            N/A               N/A             $-0-              $-0-
     Director

  *Zoe Ann Hines            $-0-              $-0-             $-0-              $-0-
    Director
 (resigned as of
September 6, 1996)

*W. Rodney Hughes           $9,438           $37,000           $8,250           $24,750
     Director

 Robert M. Joses            $9,938           $39,000           $9,750           $29,250
     Director

 *J. Tucker Morse           $8,313           $33,250           $8,250           $24,750
     Director




             Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and

Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex. As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             INVESTMENT ADVISER. Each of the Funds is advised by Wells Fargo Bank pursuant to an Advisory Contract. The Advisory Contracts provide that Wells Fargo Bank shall furnish to the Funds investment guidance and policy direction in connection with the daily portfolio management of each Fund. Pursuant to the Advisory Contracts, Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank has agreed to provide to the Funds, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and, in the case of the Ginnie Mae Fund, the average maturities of its portfolios.

             Each Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. Each Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:

                                    December 31, 1993       December 31, 1994       December 31, 1995       September 30, 1996
                                    -----------------       -----------------       -----------------       ------------------
                                    Fees        Fees         Fees        Fees        Fees        Fees        Fees        Fees
                      Fund          Paid       Waived        Paid       Waived       Paid       Waived       Paid       Waived
                      ----          ----       ------        ----       ------       ----       ------       ----       ------
                 Ginnie Mae      $888,174     $437,110    $1,185,036      -0-      $840,112       -0-       $679,123      $-0-
                 Growth and
                   Income        $443,874        -0-        $587,977      -0-      $754,149       -0-       $799,899      $-0-

             ADMINISTRATOR AND CO-ADMINISTRATOR . The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. The

Administration Agreement between Wells Fargo and each Fund, and the Co-Administration Agreement among Wells Fargo, Stephens and each Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of each Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.


             For the fiscal years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Funds paid the following dollar amounts of administrative fees to Stephens who, as sole administrator during these periods, was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets:

      Fund                     Dec. 31, 1993        Dec. 31, 1994         Dec. 31, 1995       Sept. 30, 1996
      ----                     -------------        -------------         -------------       --------------
Ginnie Mae                       $ 81,058               $71,842              $50,407              $40,747
Growth and Income                $ 26,644               $35,279              $45,249              $51,193


             SPONSOR AND DISTRIBUTOR. As discussed in each Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as each Fund's sponsor and distributor.

             SHAREHOLDER SERVICING AGENT. As discussed in each Fund's prospectus under the heading "Shareholder Servicing Agent," the Funds have entered into shareholder servicing agreements with Wells Fargo Bank. The dollar amounts of shareholder servicing fees paid by each Fund to Wells Fargo Bank or its affiliates for the year ended December 31, 1995 and the period ended September 30, 1996 were as follows:

              Fund                        December 31, 1995                  September 30, 1996
              ----                        -----------------                  ------------------
Ginnie Mae                                      $255,060                           $214,996(1)
Growth and Income                               $452,488                           $457,088

-------------

(1) This amount include shareholder servicing fees paid by other classes of each Fund and reflects fee waivers.


             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as custodian and transfer and dividend disbursing agent for the Funds. The custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as custodian, Wells Fargo Bank receives an asset-based fee and transaction charge from the respective Funds.

             For the year ended December 31, 1995 and the period ended September 30, 1996, the Funds paid custody fees to Wells Fargo Bank as follows:

    Fund                                  December 31, 1995                 September 30, 1996(1)
    ----                                  -----------------                 ------------------
Ginnie Mae                                     $-0-                                  $-0-
Growth and Income                            $15,578                               $17,963

-------------
(1)  These amounts reflect fee waivers.

             For the year ended December 31, 1995 and the period ended September 30, 1996, the Funds paid transfer and dividend disbursing agency fees to Wells Fargo Bank or its affiliates as follows:


      Fund                                December 31, 1995                  September 30, 1996
      ----                                -----------------                  ------------------

Ginnie Mae                                     $-0-                                  $-0-(1)
Growth and Income                            $160,168                               $217,737


-------------

(1)  This amount reflects fee waivers.

             UNDERWRITING COMMISSIONS. For the years ended December 31, 1993 and 1994, the Company's distributor retained $26,215,173 and $5,415,227, respectively in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Company shares. For the years ended December 31, 1993 and 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $378,895 and $904,274, respectively, in underwriting commissions in connection with the purchase or redemption of Company shares.

             For the year ended December 31, 1995, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

             For the period ended September 30, 1996, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

                               DISTRIBUTION PLANS

             As indicated in each Fund's respective Prospectus, each of the Funds has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plans for the Class A Shares of each Fund were adopted by the Company's Board of Directors on October 22, 1991, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the respective Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors"), and were approved by the initial shareholder of each Fund on December 31, 1991. The Plans for the Class B Shares of each Fund were adopted by the Company's Board of Directors, including a majority of the Qualified Directors, on July 27, 1994.

             The Plans in effect for the Class A Shares of each Fund allow the Funds to defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of each Fund by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A Shares. The Plans for the Class A Shares provide only for the reimbursement of actual expenses. The Plans for the Class B Shares allow each Fund to defray all or part of the cost of printing prospectuses and other promotional materials and of delivering materials to prospective shareholders by paying on an annual basis up to 0.70% of the average daily net assets attributable to the Class B Shares of each respective Fund. In addition, each Plan contemplates that to the extent any fees payable pursuant to a Shareholder Servicing Agreement are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to such Plan.

             Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any agreements related to the Plans ("Agreements") also must be approved by majority vote of the Directors and the Qualified Directors. Such Agreements will terminate automatically if assigned. Each Fund may terminate such Agreements at any time, without payment of any penalty, by a vote of a majority of outstanding voting securities of the Class of shares affected by such Agreement. The amounts payable under each Plan may not be increased materially without the approval of a majority of the voting securities of each Class of Funds affected by such Agreements. Material amendments to a Plan may not be made except by affirmative vote of a majority of both the Directors of the Company and the Qualified Directors.

             Each Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested directors. For the year ended December 31, 1995, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Plans.

                                                 Printing &
                                                   Mailing           Marketing       Compensation to
         Fund                    Total           Prospectus          Brochures         Underwriters
         ----                    -----           ----------          ---------         ------------
Ginnie Mae Fund
  Class A                       $66,400            $20,590            $45,810                  N/A
  Class B                       $29,355                N/A                N/A              $29,355

Growth and Income Fund
  Class A                       $50,138           $ 41,902            $ 8,236                  N/A
  Class B                       $13,068                N/A                N/A              $13,068

             For the period ended September 30, 1996, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Plans.


                                                 Printing &
                                                   Mailing           Marketing       Compensation to
         Fund                    Total           Prospectus          Brochures         Underwriters
         ----                    -----           ----------          ---------         ------------
Ginnie Mae
  Class A                         $29,455             $3,510            $25,945          N/A
  Class B                         $98,885             N/A               N/A              $98,885

Growth and Income
  Class A                         $35,064             $1,266            $33,798          N/A
  Class B                         $43,495             N/A               N/A              $43,495


             For the year ended December 31, 1995 and the period ended September 30, 1996, WFSI and its registered representatives received no compensation under the Plans.


                            PERFORMANCE CALCULATIONS

             As described in the Prospectuses for each Fund, the IRA Funds of the Trust were reorganized into the corresponding Funds of the Company on January 2, 1992. Therefore, the performance information for the Funds is based on that of the IRA Funds for the periods prior to January 2, 1992, and reference should be made to the footnotes to the condensed financial information in the "Financial Highlights" section of each Prospectus regarding differences in investment objectives, policies and/or restrictions between certain of the Funds and the IRA Funds, which may affect the relevance of the performance information provided below.

             Each Fund may advertise certain total return information computed in the manner described in its Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a Class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, a Fund that assesses a sales charge, at times, also may calculate total return based on net asset value per share of each Class (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

 Average Annual Total Return for the Applicable Period Ended September 30, 1996

--------------------------------------------------------------------------------------------------------------------
             Inception(1)   Inception     Five Year     Five Year    Three Year   Three Year    One Year    One Year
                With            No          With           No          With          No          With          No
                Sales         Sales         Sales         Sales        Sales        Sales        Sales       Sales
   Fund        Charge(2)     Charge        Charge        Charge       Charge       Charge       Charge       Charge
--------------------------------------------------------------------------------------------------------------------
Ginnie Mae
  Class A       6.37%        7.22%         5.51%          6.48%        3.11%        4.71%        -0.44%       4.21%
  Class B       8.08%        9.15%           N/A            N/A          N/A          N/A         0.57%       3.48%
--------------------------------------------------------------------------------------------------------------------
Growth and
  Income
  Class A       13.48%       14.32%                      13.96%       12.67%       14.42%         9.52%      14.67%
  Class B       22.06%       23.04%          N/A            N/A          N/A          N/A        10.90%      13.90%
--------------------------------------------------------------------------------------------------------------------

(1) Each Fund commenced operations as follows: Ginnie Mae Class A - January 3, 1991, Class B - January 2, 1995; Growth and Income Class A - August 2, 1990, Class B - January 2, 1995.

(2) For all periods ended September 30, 1996, the term "Sales Charge" for Class A Shares means a front-end sales load of 4.50%. For Class B Shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's prospectus.

             The Funds may advertise the cumulative total return on each class of shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

             In addition to the above performance information, the Fund may also advertise the cumulative total return of the Fund for one-month, three-month, six-month, and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

   Cumulative Total Return for the Applicable Period Ended September 30, 1996

---------------------------------------------------------------------------------------------------------
              Inception(1)     Inception       Five Year       Five Year       Three Year     Three Year
                 With              No            With             No             With             No
  Fund       Sales Charge(2)  Sales Charge   Sales Charge    Sales Charge    Sales Charge    Sales Charge
---------------------------------------------------------------------------------------------------------
Ginnie Mae
  Class A       42.61%          49.31%          30.74%          36.85%            9.62%          14.79%
  Class B       14.56%          16.56%             N/A             N/A              N/A             N/A
---------------------------------------------------------------------------------------------------------
Growth and
  Income
  Class A       118.05%         128.30%         83.52%          92.17%           43.02%          49.80%
  Class B        41.73%          43.73%            N/A             N/A              N/A             N/A
---------------------------------------------------------------------------------------------------------

(1) Each Fund commenced operations as follows: Ginnie Mae Class A - January 3, 1991, Class B - January 2, 1995; Growth and Income Class A
     - August 2, 1990, Class B - January 2, 1995.

(2) For all periods ended September 30, 1996, the term "Sales Charge" for Class A Shares means a front-end sales load of 4.50%. For Class B Shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's prospectus.

             The Ginnie Mae Fund may advertise certain yield information on its shares. As and to the extent required by the SEC, yield on each Class of shares will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[((a-b/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.


           Yield for the Applicable Period Ended September 30, 1996(1)

                         Thirty Day Yield          Thirty Day Yield
Ginnie Mae Fund            After Waiver             Before Waiver
---------------            ------------             -------------
    Class A                    6.52%                    6.17%
    Class B                    6.13%                    5.68%

___________________________________
(1) "After Waiver" figures reflect any reimbursed expenses throughout the period.

             The yield on each Class of the Ginnie Mae Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

             In addition, investors should recognize that changes in the net asset values of shares of each Class of shares of the Ginnie Mae Fund will affect the yield of each such Class for any specified period, and such changes should be considered together with the yield of each Class in ascertaining the total return for the period to shareholders. Yield information for each Class of shares of the Fund may be useful in reviewing the Fund's performance and for providing a basis for comparison with investment alternatives. The yield of each Class of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

             From time to time and only to the extent the comparison is appropriate for a Class of shares of a Fund, the Company may quote the performance or price-earning ratio of a Class of shares in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, the 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Class of shares of a Fund also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a Class of shares of a Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the past performance of a Class of shares of a Fund with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

             The Company also may disclose in sales literature, information and statements the distribution rate on the shares of each class of the Funds. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

             The Company may also disclose in advertising and other types of literature, information and statements the average credit quality of the Fund's portfolio, or categories of investments therein, as of a specified date or period. Average credit quality is calculated on a dollar weighted average basis based on ratings assigned each issue or issuer, as the case may be, by S&P and/or Moody's. In the event one rating agency does not rate the issue or issuer, as the case may be, in the same tier as the other agency, the highest rating is used in the calculation.

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Class of Fund shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Class of Fund shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a

Fund's historical performance or current or potential value with respect to the particular industry or sector.

             The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

             The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.


             From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements." The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.


             The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

             Net asset value per share for each Class of each Fund is determined by the Custodian of the Fund on each day the NYSE is open for trading.

             Securities of a Fund for which market quotations are available are valued at latest prices. Securities of a Fund for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices, but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds may be purchased on any day the Funds are open for business. The Funds are open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

         Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

         The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

         In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.


                             PORTFOLIO TRANSACTIONS

             The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

             Except in the case of equity securities purchased by the Growth and Income Fund, purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities,

ARMS and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

             The Growth and Income Fund. Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the- counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No Fund will deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the SEC or unless an exemption is otherwise available.

             In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Growth and Income Fund to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

             Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

             Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

             Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to a Fund's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Funds by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Funds are not reduced because Wells Fargo Bank receives such services.

             Brokerage Commissions. For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Funds paid the following for brokerage commissions:

Fund                  Dec.  31, 1993      Dec.  31, 1994       Dec.  31, 1995       Sept. 30, 1996
----                  --------------      --------------       --------------       --------------
Ginnie Mae            $ -0-                  $ -0-                $ -0-                $ -0-
Growth and Income     $ 347,779              $ 407,643            $ 607,442            $ 531,052

             As of September 30, 1996, each Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:

Fund                              Amount                       Regular Broker/Dealer
----                              ------                       ---------------------
Ginnie Mae Fund                   $4,475,000                   Goldman Sachs & Co.
Growth and Income Fund            $6,438,000                   Goldman Sachs & Co.

             Securities of Regular Broker/Dealers. As of December 31, 1995, each Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:

Fund                              Amount                       Regular Broker/Dealer
----                              ------                       ---------------------
Ginnie Mae                        $  587,000                   Goldman Sachs & Co.
Growth and Income                 $1,998,000                   Goldman Sachs & Co.


             Portfolio Turnover Rate. The higher portfolio turnover rates for the Ginnie Mae Fund should not adversely affect it because portfolio transactions ordinarily are made directly with principals on a net basis and, consequently, the Fund usually does not incur brokerage expenses. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

             In General. The following information supplements and should be read in conjunction with Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectuses generally describe the tax treatment of distributions by each Fund. This section of the SAI includes additional information concerning federal income taxes.

             The Company intends to qualify each Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligation and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

             A 4% nondeductible excise tax will be imposed on each Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Income and dividends received by each Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, each Fund does not expect to be eligible to make such an election.

             Corporate shareholders of the Growth and Income Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             Capital Gain Distributions. To the extent that a Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

             Other Distributions. Although dividends by the Ginnie Mae Fund will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by a Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where a Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

             Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. Although the Growth and Income Fund may engage in transactions subject to Section 988 of the Code, the Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

             If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of PFIC shares. If a Fund invests in a PFIC, the Fund intends to make an available election to mark-to- market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

             Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by each Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in kind) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

             Other Matters. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

             The foregoing discussion and the discussions in the prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

             The Funds are two of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-three other funds.

             Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

             Each of the Funds has three classes of shares -- Class A Shares, Class B Shares and Institutional Class Shares. With respect to matters affecting one Class but not another, shareholders vote as a Class. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

             The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

             Each share represents an equal proportional interest in the Fund with each other share in the same Class of shares and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

             Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of each Fund or 5% or more of the voting securities of each Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997


                      NAME AND          CLASS; TYPE         PERCENTAGE          PERCENTAGE
   FUND               ADDRESS           OF OWNERSHIP         OF CLASS             OF FUND
   ----               -------           ------------         --------             -------
GINNIE MAE      Wells Fargo Bank           Class A            33.01%              27.52%
                P.O. Box 63015          Beneficially
                San Francisco, CA          Owned
                94163


GROWTH AND      Wells Fargo Bank           Class A            53.01%              46.20%
  INCOME        P.O. Box 63015          Beneficially
                San Francisco, CA           Owned
                94163


             For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

             The Registration Statement, including the Prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the fiscal period ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on December 9, 1996. The portfolio of investments, audited financial statements and independent auditors' report for the Funds are attached to all SAIs delivered to current or prospective shareholders.

                                  SAI APPENDIX

             The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.


Corporate Bonds

             Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper

             Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH  FUNDS, INC.
                           Telephone: (800) 222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                                 SMALL CAP FUND

                              CLASS A AND CLASS B

                          ---------------------------

             Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about one of the Company's series -- the SMALL CAP FUND (the "Fund"). The Fund offers three classes of shares -- Class A Shares, Class B Shares and Institutional Class shares. This SAI relates only to the Class A Shares and Class B Shares of the Fund. The investment objective of the Fund is described in the Prospectus under the heading "Investment Objective and Policies." The Fund seeks to achieve its investment objective by investing all of its assets in the Small Cap Master Portfolio (at times, the "Master Portfolio") of Master Investment Trust ("MIT"), which has the same investment objective as the Fund. The Fund may withdraw its investment in the Small Cap Master Portfolio at any time, if the Board of Directors of the Company determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Prospectus and below with respect to MIT.

             This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 1, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at the telephone number indicated above.

                          ---------------------------

                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . .   1

Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

Distribution Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

Servicing Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . . .  12

Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . .  16

Additional Purchase and Redemption Information  . . . . . . . . . . . . .  17

Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . .  18

Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . .  21

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . .  29

Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . .  29

Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1

Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . F-1

                            INVESTMENT RESTRICTIONS

             Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed, as to either the Fund or the Master Portfolio, without approval by the holders of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund or the Master Portfolio, as appropriate. Whenever the Fund is requested to vote on a fundamental policy of the Master Portfolio, the Fund will hold a meeting of Fund shareholders and it will cast its votes as instructed by such shareholders.

             The Fund and the Master Portfolio may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

             (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, including mortgage passthrough securities), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

             (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (4);

             (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (5);

             (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

             (7) make loans of portfolio securities having a value that exceeds 33 1/3% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

             (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

             Non-Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following investment restrictions, all of which are non-fundamental policies. These restrictions may be changed by a vote of a majority of the Directors of the Company or the Trustees of MIT, as the case may be, at any time.

             The Fund and the Master Portfolio may not:

             (1) purchase or retain securities of any issuer if the officers or directors of the Fund or its Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

             (2)    purchase or sell real estate limited partnership interests;

             (3) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets;

             (4) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer;

             (5) invest more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

             (6) In addition, as a matter of non-fundamental policy, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition; nor

             (7) Invest more than 25% of their respective net assets in securities of foreign governmental and foreign private issues that are denominated in and pay interest in U.S. dollars.


             Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

                                   MANAGEMENT

         The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                 Principal Occupations
Name, Age and Address         Position           During Past 5 Years
---------------------         --------           ---------------------
Jack S. Euphrat, 74           Director           Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45           Director,          Senior Vice President
                              Chairman and       of Stephens; Manager

                              President          of Financial Services
                                                 Group; President of
                                                 Stephens
                                                 Insurance Services
                                                 Inc.; Senior Vice
                                                 President of Stephens
                                                 Sports Management
                                                 Inc.; and President of
                                                 Investor Brokerage
                                                 Insurance Inc.

Thomas S. Goho, 54            Director           T.B. Rose Faculty
321 Beechcliff Court                             Fellow-Business,
Winston-Salem, NC  27104                         Wake Forest University
                                                 Calloway School, of
                                                 Business and
                                                 Accountancy; Associate Professor of Finance
                                                 of the School of Business and Accounting at
                                                 Wake Forest University since 1983.

Joseph N. Hankin, 55          Director           President, Westchester
75 Grasslands Road                               Community College since
Valhalla, N.Y. 10595                             1971; President of Hartford
(appointed as of September 6, 1996)              Junior College from 1967 to
                                                 1971; Adjunct Professor of
                                                 Columbia University
                                                 Teachers College since
                                                 1976.

*W. Rodney Hughes, 70         Director           Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78           Director           Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52          Director           Private Investor; Real Estate
10 Legrae Street                                 Developer; Chairman
Charleston, SC 29401                             of Renaissance
                                                 Properties Ltd.;
                                                 President of  Morse
                                                 Investment
                                                 Corporation; and Co-
                                                 Managing Partner of
                                                 Main Street Ventures.

Richard H. Blank, Jr., 40     Chief              Associate of
                              Operating          Financial Services
                              Officer,           Group of Stephens;
                              Secretary and      Director of Stephens
                              Treasurer          Sports Management
                                                 Inc.; and Director of
                                                 Capo Inc.

                               COMPENSATION TABLE

                                        Year Ended                       Period Ended
                             -------------------------------    -------------------------------
                                     December 31, 1995                September 30, 1996
                             -------------------------------    -------------------------------
                                                  Total                              Total
                              Aggregate       Compensation       Aggregate       Compensation
                             Compensation    from Registrant    Compensation    from Registrant
                                 from           and Fund            from           and Fund
    Name and Position         Registrant        Complex          Registrant        Complex
    -----------------        ------------    ---------------     -----------    ---------------
     Jack S. Euphrat           $10,188           $39,750           $9,750           $29,250
        Director

     *R. Greg Feltus            $-0-              $-0-             $-0-              $-0-
        Director

      Thomas S. Goho           $10,188           $39,750           $9,750           $29,250
        Director

     Joseph N. Hankin            N/A               N/A             $-0-              $-0-
         Director

      *Zoe Ann Hines            $-0-              $-0-             $-0-              $-0-
        Director
(resigned as of September
         6, 1996)

    *W. Rodney Hughes           $9,438           $37,000           $8,250           $24,750
         Director

     Robert M. Joses            $9,938           $39,000           $9,750           $29,250
         Director

     *J. Tucker Morse           $8,313           $33,250           $8,250           $24,750
         Director


             Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the

Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             MASTER/FEEDER STRUCTURE. The Fund seeks to achieve its investment objective by investing all of its assets into the Small Cap Master Portfolio of MIT. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management and Servicing Fees" for additional description of the Fund's and Master Portfolio's expenses and management.

             The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

             The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies." Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

             Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIT's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objective and Policies" for additional information regarding the Fund's and the Master Portfolio's investment objectives and policies. Additional information regarding the officers and Directors/Trustees of the Company and MIT is located in the Fund's SAI under "Management."

             INVESTMENT ADVISER. The Fund has not engaged an investment adviser. The Master Portfolio (which has the same investment objective as the Fund, and in which the Fund invests all its assets) is advised by Wells Fargo. The Advisory Contract provides that Wells Fargo shall furnish to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Pursuant to the Advisory Contract, Wells Fargo furnishes to the Board of Trustees of MIT periodic reports on the investment strategy and performance of the Master Portfolio.
For its services as investment adviser to the Master Portfolio, Wells Fargo is entitled to receive a monthly fee at the annual rate of 0.60% of the Master Portfolio's average daily net assets.


             For the period begun September 16, 1996 (the Fund's commencement of operations) and ended September 30, 1996, the Master Portfolio paid to Wells Fargo Bank $6,129 in advisory fees. No fees were waived.


             Wells Fargo Bank has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio.

             The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by MIT's Board of Trustees and (ii) by a majority of the Trustees of MIT who are not parties to the Advisory Contract or "interested persons" (as defined in the Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. In addition, MIT has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Master Portfolio. Under the respective Administration and Co- Administration Agreements among Wells Fargo Bank, Stephens and the Company and MIT, Wells Fargo Bank, Stephens shall provide as administrative services, among other things: (i) general supervision of the Fund's and the Master Portfolio's operations, including coordination of the services performed by the investment adviser (in the case of the Master Portfolio), transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund and the Master Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's and MIT's Officers, Directors and Trustees. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's and the Master Portfolio's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of MIT's and Company's Directors/Trustees, Officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

             For the period begun September 16, 1996 and ended September 30, 1996, Stephens served as sole administrator to the Fund, and received $492 in administrative fees. Stephens was entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets.

             SPONSOR AND DISTRIBUTOR. As discussed in the Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.

             SHAREHOLDER SERVICING AGENT. As discussed in the Fund's prospectus under the heading "Shareholder Servicing Agent," the Fund has entered into a shareholder servicing agreement with Wells Fargo Bank. The Class A and B shares of the Fund paid no shareholder servicing fees to Wells Fargo Bank or its affiliates for the period ended September 30, 1996.

             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo has been retained to act as custodian and transfer and dividend disbursing agent for the Fund and the Master Portfolio. The custodian, among other things, maintains a custody account or accounts in the name of the Fund and the Master Portfolio, receives and delivers all assets for the Fund and the Master Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and the Master Portfolio and pays all expenses of the Fund and the Master Portfolio. For its services as custodian, Wells Fargo is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

             For the period begun September 16, 1996 and ended September 30, 1996, the Fund paid no custody fees to Wells Fargo Bank.

             For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo is entitled to receive monthly payments at the annual rate of 0.07% of the Fund's average daily net assets.

             For the period begun September 16, 1996 and ended September 30, 1996, the Fund paid to Wells Fargo Bank $617 (after waivers) in transfer and dividend disbursing agency fees.

             UNDERWRITING COMMISSIONS. For the years ended December 31, 1993 and 1994, the Company's distributor retained $26,215,173 and $5,415,227, respectively in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Company shares. For the years ended December 31, 1993 and 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $378,895 and $904,274, respectively, in underwriting commissions in connection with the purchase or redemption of Company shares.

             For the year ended December 31, 1995, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

             For the period ended September 30, 1996, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

             COLLECTIVE INVESTMENT FUND MANAGEMENT FEES. Prior to September 16, 1996, Wells Fargo provided management and administrative services to the Collective Investment Fund. For these services Wells Fargo charged fees at an annual rate of 0.75% of the Collective Investment Fund's average net assets. Wells Fargo was also entitled to be reimbursed by the Collective Investment Fund for expenses incurred on its behalf, excluding costs incurred in establishing and organizing the Fund. The Collective Investment Fund was entitled to pay up to 0.10% of its net assets for "Audit Expenses."

There were no sales charges. The Collective Investment Fund paid all brokerage commissions incurred on its portfolio transactions.


                               DISTRIBUTION PLANS

              The following information supplements and should be read in conjunction with the Prospectus section entitled "Distribution Plans." As indicated in the Prospectus, the Fund, on behalf of each of its classes of shares, has adopted a Plan under Section 12(b) of the Act and Rule 12b-1 thereunder (the "Rule"). Each Plan was adopted by a majority of the directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Directors").

             Under the Distribution Agreement for the Class A Shares, Stephens is entitled to receive from the Fund, as reimbursement for all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders and as reimbursement for other distribution- related services, a fee computed on a monthly basis at an annual rate of up to 0.10% of the average daily net assets of the Class A Shares of the Fund.

             Under the Distribution Agreement for the Class B Shares, Stephens is entitled to receive from the Fund as compensation for distribution-related services provided or as reimbursement for distribution-related expenses incurred, a monthly fee at an annual rate of up to 0.75% of the average daily net assets of the Class B Shares of the Fund.

             For the period begun September 16, 1996 and ended September 30, 1996, the Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Plan.


                                             Printing &
                                              Mailing            Marketing       Compensation to
Small Cap Fund               Total           Prospectus          Brochures        Underwriters
--------------               -----           ----------          ---------        ------------
Class A                      $ 2              $-0-               $ 2                  N/A
Class B                      $-0-              N/A                N/A                $-0-


             Each Plan will continue in effect from year to year if its continuance is approved by a majority vote of both the directors of the Company and the Qualified Directors. Agreements related to the Plans also must be approved by such vote of the directors and the Qualified Directors. Such agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to a

Plan may be made except by a majority of both the directors of the Company and the Qualified Directors.

             The Plans require that the Treasurer of the Fund shall provide to the directors, and the directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under such Plan. The Rule also requires that the selection and nomination of directors who are not "interested persons" of the Company be made by such disinterested directors.


                                 SERVICING PLAN

             The Company's Board of Directors, on behalf of the Fund, adopted a Servicing Plan ("Servicing Plan") on August 28th and 29th, 1996, with respect to each class of the Fund's shares. The Servicing Plan was approved by a majority of the Directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Non-Interested Directors").

             Under the Servicing Plan and pursuant to the shareholder servicing agreements for the Class A or B Shares, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund's Class A or B Shares attributable to the servicing agent's customers. The actual fee payable to servicing agents is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules of Fair Practice.

             Each Servicing Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non- Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

             Each Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

                            PERFORMANCE CALCULATIONS

             The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Investing in the Fund -- Share Value" and "How the Fund Works -- Performance."

             As indicated in the Prospectus, the Fund may advertise certain total return information for a class of shares, computed in the manner described in the Prospectus. As and to the extent required by the Commission, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund also may, at times, calculate total return for a class of shares based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or would be based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

             In addition to the above performance information, the Fund may also advertise the cumulative total return of a class. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in a class of shares, assuming all dividends and capital gain distributions are reinvested in shares of that class, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

             Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year.

             The total return information presented below and advertised by the Fund for the period prior to September 16, 1996, the date the Fund commenced operations, is based upon the prior performance of the Collective Investment Fund. The performance information is adjusted to reflect each class' current level of operating expenses.

               For the Applicable Period Ended September 30, 1996

                            Average Annual Total Return                   Cumulative Total Return
                -------------------------------------------------       ----------------------------
                Inception(1)  Inception    One Year      One Year        Inception         Inception
                 With Sales    No Sales    With Sales    No Sales       With Sales          No Sales
     CLASS        Charge(2)     Charge       Charge       Charge          Charge             Charge
     -----      -----------   ---------    ----------    --------       ----------         ---------
       A           47.00%       50.56%       29.94%       36.08%          109.25%           119.09%
       B           48.96%       49.68%       32.39%       35.39%          114.63%           116.63%

-----------

(1) The Small Cap Fund commenced operations on September 16, 1996, as the successor to Small Capitalization Growth Fund for BRP Employment Retirement Plans, an unregistered bank collective investment fund (the "Predecessor Fund") which, in turn, commenced operations on November 2, 1994.

(2) For Class A Shares, there is a front-end sales charge of 4.50%. For Class B Shares, there is a maximum contingent deferred sales charge ("CDSC") of 3.00%.

             From time to time and only to the extent the comparison is appropriate for a class of shares of the Fund, the Company may quote the performance or price-earning ratio of a class of shares of the Fund in advertising and other types of literature as compared to the performance of the 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of shares of the Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the class' past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a class of shares of the Fund or the general economic, business, investment, or financial environment in which the Fund operates;
(iii) the effect of tax-deferred compounding on the investment returns of a class of shares of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of a class of shares of the Fund with respect to the particular industry or sector.

             From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

             The Company may also disclose in advertising and other types of literature, information and statements the distribution rate on the shares of each class of the Fund. Distribution rate is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV per share.

             The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by an NRSRO, such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or the unavailability of, information relating to the Fund or its investments. The Company may compare the performance of the Fund with other investments that are assigned ratings by the NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.



             The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.


             The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of account and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

             The following information supplements and should be read in conjunction with the Prospectus section entitled "Investing in the Fund." Net asset value per share for each class of the Fund and net asset value per unit of the Master Portfolio are each determined by Wells Fargo on each day the Exchange is open for trading as of the close of regular trading on the Exchange, which is currently 1:00 p.m. Pacific time.

             Securities of the Master Portfolio for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of the Master Portfolio other than money market instruments maturing in 60 days or less are valued at latest quoted bid prices. Prices may be furnished by a reputable independent pricing service approved by the Board of Trustees.
Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Master Portfolio for which current market quotations are not readily available are valued at fair value as determined in good faith by MIT's Trustees and in accordance with procedures adopted by the Trustees.

             Expenses and fees, including advisory fees are accrued daily and are taken into account for the purpose of determining the net asset value of the Master Portfolio's interests and the Fund's shares.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

             Shares may be purchased on any day the Fund is open. The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

             Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

             Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation), an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

             The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

             In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.


                             PORTFOLIO TRANSACTIONS

             Purchases and sales of securities by the Master Portfolio are usually principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Master Portfolio also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. The cost of executing the Master Portfolio's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIT are prohibited from dealing with MIT as a principal in the purchase and sale of securities unless an exemptive order or other relief allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Master Portfolio may purchase securities from underwriting syndicates of which Stephens or Wells Fargo is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

             The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIT's Board of Trustees, Wells Fargo is responsible for the Master Portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of MIT to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

             In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Master Portfolio to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.
             Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Master Portfolio. The Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

             Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Master Portfolio's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to MIT's Trustees with respect to the performance, investment activities and fees and expenses of other mutual Funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

             The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Master Portfolio by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Master Portfolio are not reduced because Wells Fargo Bank receives such services.

             Brokerage Commissions. For the period ended September 30, 1996, the Fund paid the following for brokerage commissions:

                                                 September 30, 1996
                                                 ------------------
Small Cap Fund                                        $1,856


             Securities of Regular Broker/Dealers. As of September 30, 1996, the Fund owned no securities of its "regular brokers or dealers" or their parents as defined in the Act.

             Portfolio Turnover. Portfolio turnover generally involves some expenses to the Master Portfolio, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences. The portfolio turnover rate will not be a limiting factor when Wells Fargo deems portfolio changes appropriate.


                                 FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                              FEDERAL INCOME TAXES

             In General. The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus of the Fund describes generally the tax treatment of distributions by the Master Portfolio and the Fund. This section of the SAI includes additional information concerning federal income taxes.

             The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. For purposes of complying with these qualification requirements, the

Fund will be deemed to own a proportionate share of the Master Portfolio's assets. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

             A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Income and dividends received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Fund does not expect to be eligible to make such an election.

             The Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation under the Code. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by investors of interest, dividends, gains or losses without a corresponding distribution.

             Corporate shareholders of the Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Master Portfolio will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Master Portfolio acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Master Portfolio at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Master Portfolio held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

             If an option written by the Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Master Portfolio pursuant to the exercise of a call option written by it, the Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Master Portfolio pursuant to the exercise of a put option written by it, the Master Portfolio will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Master Portfolio's ability to write options.

             The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

             Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256.

             If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

             If the Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Master Portfolio's disposition of its PFIC shares. If the Master Portfolio invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares (through the Master Portfolio). Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

             Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

             Other Matters. Investors should be aware that the investments to be made by the Master Portfolio may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Master Portfolio will seek to avoid significant noncash income, such noncash income could be recognized by the Master Portfolio, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

             The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Fund, the Master Portfolio and Management."

             The Fund is one of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other funds.

             Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

             The Fund is comprised of three classes of shares, Class A Shares, Class B Shares and Institutional Class Shares. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by portfolio unless otherwise required by the Act, in which case all shares will be voted in the aggregate. For example, a change in the Fund's fundamental investment policies would be voted upon only by shareholders of the Fund and not shareholders of the Company's other investment portfolios. Additionally, approval of an advisory contract is a matter to be determined separately by the Fund. Approval by the shareholders of one portfolio is effective as to that portfolio whether or not sufficient votes are received from the shareholders of the other portfolios to approve the proposal as to those portfolios. As used in the Prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

             The Company may dispense with annual meetings of shareholders in any year in which it is not required to elect directors under the Act.
However, the Company undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing of the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Act.

             Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to the Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

             The Trust is a business trust organized under the laws of Delaware. In accordance with Delaware law and in connection with the tax treatment sought by MIT, MIT's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent MIT property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIT, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIT itself was unable to meet its obligations.

             The Declaration of Trust further provides that obligations of MIT are not binding upon the Trustees individually but only upon the property of MIT and that Trustees will not be liable for any action or failure to act. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

             The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for Fund shares. The Trust also intends to dispense with annual meetings, but will hold a special meeting and assist investor communications under the circumstances described above with respect to the Company in accord with provisions under Section 16(c) of the Act. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

                  Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997


                                NAME AND                 CLASS; TYPE      PERCENTAGE     PERCENTAGE
   FUND                         ADDRESS                  OF OWNERSHIP      OF CLASS        OF FUND
   ----                         -------                  ------------      --------        -------
SMALL CAP                   Wells Fargo Bank            Institutional       93.49%         86.30%
                         420 Montgomery Street              Class
                        San Francisco, CA  94104        Record Holder

                            Wells Fargo Bank               Class A          48.93%           N/A
                             P.O. Box 63015              Benefically
                        San Francisco, CA  94163            Owned

                             Stephens Inc.                 Class A          33.62%           N/A
                           111 Center Street             Benefically
                         Little Rock, AR  72201             Owned

                             Stephens Inc.                 Class B          5.90%            N/A
                             P.O. Box 34127              Benefically
                         Little Rock, AR  72203             Owned
                                                        Acct. 77586707

                             Stephens Inc.                 Class B          11.71%           N/A
                             P.O. Box 34127              Benefically
                         Little Rock, AR  72203             Owned
                                                        Acct. 77478661


             For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or

Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

             The Registration Statements of MIT and the Company, including the Fund's Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditors for the Company and MIT. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities & Exchange Commission filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' report for the Fund for the fiscal period ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on December 9, 1996. The portfolio of investments, audited financial statements and independent auditors' report for the Fund are attached to all SAIs delivered to current or prospective shareholders.


             The portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended September 30, 1996 for the Small Cap Master Portfolio of Master Investment Trust are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on December 9, 1996.

                                  SAI APPENDIX

             The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

             Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper

             Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222
                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                   NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND


                     ----------------------------------

             Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about one of the funds in the Stagecoach Family of Funds -- the NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND (the "Fund"). The Fund seeks to achieve its investment objective by investing all of its assets in the Tax-Free Money Market Master Portfolio (the "Master Portfolio") of Master Investment Trust ("MIT"). The Master Portfolio has the same investment objective as the Fund.

             The Fund may withdraw its investment in the Master Portfolio at any time if the Board of Directors of the Company determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board of Directors would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Fund's then current Prospectus and SAI.

             This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus dated February 1, 1997. All terms used in this SAI that are defined in the Fund's Prospectus have the meanings assigned in such Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or by calling Wells Fargo Bank, N.A. ("Wells Fargo Bank") at 1-800-222-8222.

                               TABLE OF CONTENTS


                                                                       Page
                                                                       ----
Introduction............................................................  3

Investment Restrictions.................................................  3

Additional Permitted Investment
Activities..............................................................  6

Management..............................................................  9

Distribution Plan....................................................... 14

Performance Calculations................................................ 15

Determination of Net Asset Value........................................ 20

Additional Purchase and Redemption Information.......................... 21

Portfolio Transactions.................................................. 21

Fund Expenses........................................................... 23

Federal Income Taxes.................................................... 23

Capital Stock........................................................... 26

Other................................................................... 29

Independent Auditors...................................................  29

Financial Information..................................................  29

SAI Appendix...........................................................  A-1

                                  INTRODUCTION

             MIT is a registered, open-end, management investment company. MIT is a "series fund," which is a mutual fund divided into separate portfolios. MIT currently offers nine diversified portfolios: the Asset Allocation, Capital Appreciation, Cash Investment Trust, Corporate Stock, Short-Term Municipal Income, Short-Term Government-Corporate Income, Small Cap, Tax-Free Money Market and U.S. Government Allocation Master Portfolios. The Fund invests substantially all of its assets in the Tax-Free Money Market Master Portfolio, which has the same investment objective as the Fund.


                            INVESTMENT RESTRICTIONS

             Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following investment restrictions, all of which are fundamental policies.

             The Fund and the Master Portfolio may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's or the Master Portfolio's investments in that industry would be 25% or more of the current value of the Fund's or the Master Portfolio's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental entities);
(ii) obligations of the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); and (iii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks); and further provided that this investment restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio;

             (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts) except that the Fund and Master Portfolio may purchase securities of an issuer which invests or deals in commodities and commodity contracts and except that the Fund and Master Portfolio may enter into futures and options contracts in accordance with their respective investment policies;

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions), or make short sales of securities;

             (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's or Master Portfolio's investment program (including the Fund's investments in the Master Portfolio) may be deemed to be an underwriting;

             (5) make investments for the purpose of exercising control or management, provided that this restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio;

             (6) issue senior securities, except that the Fund and Master Portfolio may each borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

             (7) write, purchase or sell puts, calls, warrants, options or any combination thereof, except that the Fund and Master Portfolio may purchase securities with put rights in order to maintain liquidity;

             (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's or Master Portfolio's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's or Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio; or

             (9) make loans, except that the Fund and Master Portfolio may each purchase or hold debt instruments, lend its portfolio securities or enter into repurchase agreement transactions in accordance with its investment policies; loans for purposes of this restriction will not include the Fund's purchase of interests in the Master Portfolio.

             With regard to fundamental investment restriction number (1) above, the Fund and Master Portfolio intend to reserve freedom of action to have in excess of 25% of the value of the respective total assets invested in obligations of the banking industry. Regarding this fundamental concentration policy, the Fund or Master Portfolio may hold in excess of 25% of the value of the assets in obligations of the banking industry to the extent that the Fund or Master Portfolio holds obligations with such credit enhancements as letters of credit issued by domestic bank issuers, which will be considered to be obligations of domestic banks. The SEC staff's position is that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that U.S. branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks". The Company and MIT currently intend to consider only obligations of "domestic banks" to be within the exclusion with respect to bank obligations.

             Fundamental investment restriction number (8), above, is less restrictive than Rule 2a-7 of the 1940 Act. Nonetheless, it is the operating policy of the Fund and the Master Portfolio to comply with Rule 2a-7's diversification requirements.

             Non-Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following non- fundamental policies.

             Neither the Fund nor the Master Portfolio may:

             (1) purchase or retain securities of any issuer if the Officers or Directors/Trustees of the Company, MIT or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

             (2) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

             (3) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets, provided that this restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio; and

             (4) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if, by reason thereof, the value of the Fund's or Master Portfolio's aggregate investment in such classes of securities will exceed 5% of its total assets.

             The Fund and the Master Portfolio may each invest in shares of other open-end, management investment companies, subject to the limitations of
Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies. However, the investment adviser will waive its advisory fees for that portion of the Fund's or the Master Portfolio's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. In addition, these unaffiliated investment companies must have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax. However, the above restrictions do not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio.

             In addition, the Fund and the Master Portfolio each reserves the right to invest up to 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days, illiquid securities and restricted securities. However, as long as the

Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, the Fund and the Master Portfolio will comply with such lower limit. The Fund presently is limited to investing 10% of its net assets in such securities due to limits applicable in several states.

             Furthermore, the Fund and the Master Portfolio may not purchase or sell real estate limited partnership interests. The Fund and the Master Portfolio do not currently intend to make loans of their portfolio securities.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

             Unrated and Downgraded Investments. The Master Portfolio may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank the investment adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Master Portfolio. The Master Portfolio may purchase unrated instruments only if they are purchased in accordance with the Master Portfolio's procedures adopted by MIT's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks", immediate sale of such security is not required, provided that the Board of Trustees has determined that disposal of the portfolio security would not be in the best interests of the Master Portfolio. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Part A and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

             Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Master Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Master Portfolio may be used for letter of credit-backed investments, provided that MIT's Board of Trustees approves or ratifies such investments.

             Loans of Portfolio Securities. The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Master Portfolio with respect to the loan is maintained with the Master Portfolio. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration longer than one year. Any securities that the Master Portfolio receives as collateral do not become part of the Master Portfolio's portfolio at the time of the loan and, in the event of a default by the borrower, the Master Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Master Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Master Portfolio any accrued income on those securities, and the Master Portfolio may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Master Portfolio will not lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by the Master Portfolio are subject to termination at the Master Portfolio's or the borrower's option. The Master Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers are not permitted to be affiliated, directly or indirectly, with MIT, the Company, the investment adviser, or the distributor.

             Foreign Obligations. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Master Portfolio may not invest 25% or more of its assets in foreign obligations.

             Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

             Municipal Bonds. The Master Portfolio may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The Master Portfolio may not invest 25% or more of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

             Municipal Notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

             TANs. Uncertainty concerning a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

             BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

             RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

             The values of outstanding municipal securities vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Master Portfolio's portfolio, will decline and (if purchased at par value) sell at a discount. If interest rates fall, the values of outstanding securities will generally increase and (if purchased at par value) would sell at a premium. Changes in the value of municipal securities held in the Master Portfolio's portfolio arising from these or other factors will cause changes in the net asset value per share of the Master Portfolio.

                                   MANAGEMENT

             The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                         Principal Occupations
Name, Age and Address      Position      During Past 5 Years
---------------------      --------      ---------------------

Jack S. Euphrat, 74        Director      Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45        Director,     Senior Vice President
                           Chairman and  of Stephens; Manager
                           President     of Financial Services
                                         Group; President of
                                         Stephens
                                         Insurance Services
                                         Inc.; Senior Vice
                                         President of Stephens
                                         Sports Management
                                         Inc.; and President of
                                         Investor Brokerage
                                         Insurance Inc.

Thomas S. Goho, 54         Director      T.B. Rose Faculty
321 Beechcliff Court                     Fellow-Business,
Winston-Salem, NC  27104                 Wake Forest University
                                         Calloway School, of
                                         Business and
                                         Accountancy; Associate Professor of
                                         Finance of the School of Business and
                                         Accounting at Wake Forest University
                                         since 1983.

Joseph N. Hankin, 55       Director      President, Westchester
75 Grasslands Road                       Community College since
Valhalla, N.Y. 10595                     1971; President of Hartford
(appointed as of                         Junior College from 1967 to
September 6, 1996)                       1971; Adjunct Professor of
                                         Columbia University
                                         Teachers College since
                                         1976.

*W. Rodney Hughes, 70      Director      Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78        Director      Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52       Director      Private Investor; Real Estate
10 Legrae Street                         Developer; Chairman
Charleston, SC 29401                     of Renaissance
                                         Properties Ltd.;
                                         President of  Morse
                                         Investment
                                         Corporation; and Co-
                                         Managing Partner of
                                         Main Street Ventures.

Richard H. Blank, Jr., 40  Chief         Associate of
                           Operating     Financial Services
                           Officer,      Group of Stephens;
                           Secretary     Director of Stephens
                           and           Sports Management
                           Treasurer     Inc.; and Director of
                                         Capo Inc.

                               COMPENSATION TABLE

                                          Year Ended                            Period Ended
                                          ----------                            -------------
                                       December 31, 1995                     September 30, 1996
                                      ------------------                     ------------------
                                                                                              Total
                                Aggregate      Total Compensation       Aggregate       Compensation from
                              Compensation      from Registrant       Compensation         Registrant
     Name and Position       from Registrant   and Fund Complex      from Registrant    and Fund Complex
     -----------------       ---------------   -----------------     ---------------    -----------------
      Jack S. Euphrat            $10,188            $39,750               $9,750              $29,250
         Director

      *R. Greg Feltus               $-0-               $-0-                 $-0-                 $-0-
         Director

       Thomas S. Goho            $10,188            $39,750               $9,750              $29,250
         Director

      Joseph N. Hankin               N/A                N/A                 $-0-                 $-0-
          Director

       *Zoe Ann Hines               $-0-               $-0-                 $-0-                 $-0-
         Director
      (resigned as of
     September 6, 1996)

     *W. Rodney Hughes            $9,438             $37,000              $8,250              $24,750
          Director

      Robert M. Joses             $9,938             $39,000              $9,750              $29,250
          Director

      *J. Tucker Morse            $8,313             $33,250              $8,250              $24,750
          Director




             Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and

Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             MASTER/FEEDER STRUCTURE. The Fund seeks to achieve its investment objective by investing all of its assets in the Tax-Free Money Market Master Portfolio of MIT. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management and Servicing Fees" for additional description of the Fund's and Master Portfolio's expenses and management.

             The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

             The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies." Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

             Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIT's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objective and Policies" for additional information regarding the Fund's and the Master Portfolio's investment objectives and policies. Additional information regarding the officers and Directors/Trustees of the Company and MIT is located in the Fund's SAI under "Management."

             INVESTMENT ADVISER. The Fund has not engaged an investment adviser. The Master Portfolio is advised by Wells Fargo Bank pursuant to an Investment Advisory Contract approved by the Board of Trustees of MIT. The Investment Advisory Contract for the Master Portfolio provides that Wells Fargo Bank shall furnish to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Pursuant to the Investment Advisory Contract, Wells Fargo Bank also furnishes to MIT's Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio.

             Wells Fargo Bank has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis, and statistical and economic data, and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio's portfolio.


             For the period begun April 2, 1996 (commencement of operations) and ended September 30, 1996, the Master Portfolio paid to Wells Fargo Bank $76,987 in advisory fees. $10,704 in advisory fees were waived during this period.


             The Investment Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by MIT's Board of Trustees and (ii) by a majority of the Trustees of MIT who are not parties to the Investment Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. In addition, MIT has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Master Portfolio. Under the respective Administration and Co- Administration

Agreements among Wells Fargo Bank, Stephens and the Company and MIT, Wells Fargo Bank, Stephens shall provide as administrative services, among other things: (i) general supervision of the Fund's and the Master Portfolio's operations, including coordination of the services performed by the investment adviser (in the case of the Master Portfolio), transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund and the Master Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's and MIT's Officers, Directors and Trustees. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's and the Master Portfolio's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of MIT's and Company's Directors/Trustees, Officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

             For the period begun April 2, 1996 and ended September 30, 1996, Stephens served as sole administrator to the Fund, and received $731 in administrative fees. Stephens was entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets for such services.

             SPONSOR AND DISTRIBUTOR. As discussed in the Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.

             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as custodian for both the Fund and the Master Portfolio. The custodian, among other things, maintains separate custody accounts in the names of the Fund and the Master Portfolio; receives and delivers all assets for the Fund and the Master Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and the Master Portfolio and pays all expenses of the Fund and the Master Portfolio. Wells Fargo Bank is not entitled to receive a fee for its services as transfer and dividend disbursing agent and custodian for both the Fund and the Master Portfolio.


             For the period begun April 2, 1996 and ended September 30, 1996, the Fund paid no compensation for custodial services or transfer and dividend disbursing agency services to Wells Fargo Bank.


                               DISTRIBUTION PLAN

             The Fund has adopted a Distribution Plan (the "Distribution Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. The Distribution Plan for the Fund was adopted by the Company's Board of Directors on October 10, 1995, including a majority of Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Distribution Plan (the "Qualified Directors").

             The Distribution Plan permits the Fund to pay Stephens, for distribution-related activities provided and related expenses incurred, a monthly fee at the annual rate of up to 0.05% of the average daily net assets of the Fund. The Distribution Plan authorizes Stephens to compensate broker/dealers or financial institutions that have entered into Selling Group Agreements with Stephens for distribution-related series.

             The Distribution Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any Agreements related to the Distribution Plan also must be approved by such vote of the Directors and the Qualified Directors. Such Agreements terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Distribution Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Distribution Plan may be made except by a majority of both the Directors of the Company and the Qualified Directors.

             The Distribution Plan requires the Company to provide to the Directors, and the Directors to review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan and any related agreements. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

             For the period begun April 2, 1996 and ended September 30, 1996, the Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under its Plan.



             Printing & Mailing           Marketing           Compensation to
Total            Prospectus               Brochures             Underwriters
-----            ----------               ---------             ------------
$144               $ -0-                    $ 144                    N/A




                            PERFORMANCE CALCULATIONS

             TOTAL RETURN. The Fund may advertise certain total return information for a class of shares, computed in the manner described in the Prospectus. As and to the extent required by the Commission, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund also may, at times, calculate total return for a class of shares based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or would be based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

             In addition to the above performance information, the Fund may also advertise the cumulative total return of a class. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in a class of shares, assuming all dividends and capital gain distributions are reinvested in shares of that class, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

             Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year.

Average Annual Total Return(1)               Cumulative Total Return
Inception to September 30, 1996           Inception to September 30, 1996
-------------------------------           -------------------------------
      1.51%                                           1.51%

(1) The Fund commenced operations on April 2, 1996 and does not assess sales charges.

             YIELD. The Fund may advertise certain yield information. Yield for the Fund is calculated based on the net changes, exclusive of capital changes, over a seven- or thirty-day period, in the value of a hypothetical pre- existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7 or 365/30, as applicable) with the resulting yield figure carried to at least the nearest hundredth of one percent.

             Tax-equivalent yield for the Fund is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and then adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

             Effective yield for the Fund is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

             The yield for the Fund fluctuates from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

             In addition, investors should recognize that changes in the net asset value of shares of the Fund will affect the Fund's yield for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The Fund's yield, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

           Yield for the Applicable Period Ended September 30, 1996(1)

                                                       Thirty-Day Tax-
                                       Thirty-Day        Equivalent                           Seven-Day
               Fund                       Yield            Yield(2)      Seven-Day Yield    Effective Yield
               ----                       -----            -----         ---------------    ---------------
National Tax-Free Money Market            2.73%             5.08%             3.00%              3.04%

(1) These figures reflect any reimbursed expenses throughout the period. The yield of the predecessor portfolio's shares through September 5, 1996 is also reflected for the thirty day figures.

(2)     Based on  a federal income tax rate of 28.00%.

             Performance Comparisons. From time to time and only to the extent the comparison is appropriate for the Fund, the Company may quote the Fund's performance or price-earning ratio in advertising and other types of literature as compared to the performance of the 91-Day Treasury Bill Average (Federal Reserve), Lipper Money Market Fund Average, Donoghue Taxable Money Market Fund Average, Salomon Three-Month Treasury Bill Index, Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), Dow Jones Industrial Average, Lehman Brothers 20+ Treasury Index, Lehman Brother 5-7 Year Treasury Index, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics and which is an established measure of change over time in the prices of goods and services in major expenditure groups), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

             The Fund's performance also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc. (including the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average), Donoghue's Money Fund Report, including Donoghue's Taxable Money Market Fund Average, Morningstar, Inc., or other independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include in advertisements and other types of literature references to certain marketing approaches of the Distributor and may also refer to general mutual fund statistics provided by the Investment Company Institute.

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

             The Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as some of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."


             The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories. The Company also may disclose in sales literature the assets and categories of assets under management by the Fund's or Master Portfolio's investment adviser and its affiliates. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

             The Company also may discuss in advertisements and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poors Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

             The Company also may discuss in advertisements and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Fund may be made via a "sweep" arrangement, including, without limitation, through investments in a Managed Sweep Account, National Tax-Free Money Market Checking Account or National Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Fund through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any express transfer or "AutoSaver" plan offered in connection with a Sweep Account, a description of any automated teller machine ("ATM") or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

         The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

             Net asset value per share of the Fund is determined by the Custodian on each day the Fund is open for trading. The Fund's investments in the Master Portfolio are valued at the net asset value of the Master Portfolio's shares.

             As indicated in the Fund's Prospectus, the Master Portfolio uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Master Portfolio would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Master Portfolio's portfolio on a particular day, a prospective investor in the Master Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Master Portfolio shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

             Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Master Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by MIT's Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, MIT's Board of Trustees is required to establish procedures designed to stabilize, to the extent reasonably possible, the Master Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Master Portfolio's portfolio holdings by MIT's Board of Trustees, at such intervals as it may deem appropriate, to determine whether or not the Master Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by said Board of Trustees. If such deviation exceeds 1/2 of 1%, said Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

             Shares of the Fund may be purchased on any day the Fund is open for business, provided Wells Fargo Bank also is open for business (a "Business Day"). Currently, Wells Fargo Bank is closed on New Year's Day, President's
Day, Martin Luther King Day, Memorial Day, Independence Day, Labor Day,
Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the Fund typically is closed on the weekday immediately before or after such Holiday.

             Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

             Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation), an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

             The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

             In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

             MIT has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIT's Board of Trustees, Wells Fargo Bank is responsible for the Master Portfolio's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of MIT to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

             Purchase and sale orders of the securities held by the Master Portfolio may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

             Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Master Portfolio also purchases portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations, taxable money market securities, adjustable rate mortgage securities and collateralized mortgage obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing the Master Portfolio's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

             The Master Portfolio may purchase municipal obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIT's Board of Trustees.

             Wells Fargo Bank, as the Master Portfolio's investment adviser, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Master Portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Investment Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Master Portfolio may be used by

Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Master Portfolio.

             Portfolio Turnover. Because the Master Portfolio's portfolio consists of securities with relatively short- term maturities, the Master Portfolio can expect to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Master Portfolio (or the Fund), however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Master Portfolio (and, accordingly, the Fund) usually will not incur excessive transaction costs.

                                 FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                              FEDERAL INCOME TAXES

             In General. The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

             The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

             A 4% nondeductible excise tax will be imposed on the Fund (other than to the extent of the Fund's tax- exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28.00%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

             Other Distributions. Although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

             Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the

Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

             Other Matters. Investors should be aware that the investments to be made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

             The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

             The Fund is one of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other funds.

             Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

             All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. As used in the Fund's Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

             The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

             Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

             MIT, a no-load, diversified, open-end management investment company, was organized as a Delaware business trust on August 15, 1991. In accordance with Delaware law and in connection with the tax treatment sought by MIT, MIT's Declaration of Trust provides that its investors would be personally responsible for MIT liabilities and obligations, but only to the extent MIT's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIT, its investors, Trustees, Officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of

MIT obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance exists and MIT itself is unable to meet its obligations.

             The Declaration of Trust further provides that obligations of MIT are not binding upon the Trustees individually but only upon the property of MIT and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

             The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for shares of the Fund. MIT also intends to dispense with annual meetings, but is required by
Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Company. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

             In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

             Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997

                           NAME AND             CLASS; TYPE          PERCENTAGE        PERCENTAGE
       FUND                ADDRESS              OF OWNERSHIP          OF CLASS           OF FUND
       ----                -------              ------------          --------           -------
NATIONAL TAX-       Wells Fargo Bank               Class A             84.18%            84.18%
  FREE MONEY        P.O. Box 7066            Beneficially Owned
  MARKET MUTUAL     San Francisco, CA
                    94120
                                                   Class A              6.82%             6.82%
                    Karl R. Kriegbaum          [Record Holder]
                    11259 Good Night
                    Lane #1
                    Dallas, TX  75229



             For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

             The Registration Statements of the Company and MIT, including the Fund's Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP have been selected as the independent auditors for the Company and MIT. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' reports for the Fund for the fiscal period ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on December 9, 1996. The portfolio of investments, audited financial statements and independent auditors' report for the Fund are attached to all SAIs delivered to current or prospective shareholders.


             The portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended September 30, 1996 for the Tax-Free Money Market Master Portfolio of Master Investment Trust are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on December 9, 1996.

                                  SAI APPENDIX


             The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.


Corporate and Municipal Bonds

             Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

             Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

             S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

             Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime- 2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes

             S&P: The two highest ratings for corporate notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                             STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222
                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997
                        U.S. GOVERNMENT ALLOCATION FUND
                              CORPORATE STOCK FUND
                             ASSET ALLOCATION FUND

                              CLASS A AND CLASS B

                          ---------------------------

         Stagecoach Funds, Inc. is an open-end, series investment company.
This Statement of Additional Information ("SAI") contains information about three of the funds in the Stagecoach Family of Funds. This SAI is not a prospectus, but supplements and should be read in conjunction with the current Prospectus describing the U.S. GOVERNMENT ALLOCATION FUND and the ASSET ALLOCATION FUND, and the prospectus describing the CORPORATE STOCK FUND, each dated February 1, 1997, (each, a "Fund" and collectively, the "Funds") of Stagecoach Funds, Inc. (the "Company") as it may be revised from time to time. All terms used in this SAI that are defined in each Fund's Prospectus will have the meaning assigned in such Prospectus. A copy of the Prospectus for each Fund may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at the telephone number indicated above.

         As described in each Prospectus, each of these Funds invests all of its assets in a separate Master Portfolio of Master Investment Trust ("MIT"), an open-end management investment company, having the same investment objective as the Fund bearing the corresponding name. Each of the Funds, other than the Corporate Stock Fund, offers two classes (each a "Class") of shares -- Class A shares and Class B shares. This SAI relates to the shares offered by the Corporate Stock Fund (which shares sometimes referred to herein collectively, the "Class A shares") and to both Classes of shares offered by the other Funds. The investment objective of each Fund is described in its Prospectus under the Section entitled "How the Funds Work -- Investment Objectives and Policies."

         Wells Fargo Bank, N.A. ("Wells Fargo Bank") is investment adviser and administrator, and Barclays Global Fund Advisors ("BGFA"), an affiliate of Barclays Bank PLC ("Barclays"), is investment sub-adviser to each of the Master Portfolios of MIT.

                          ---------------------------

                               TABLE OF CONTENTS


Investment Restrictions . . . . . . . . . . . . . . .      3

Additional Permitted Investment Activities  . . . . .      8

Management of the Company . . . . . . . . . . . . . .     18

Compensation Table  . . . . . . . . . . . . . . . . .     21

Distribution Plans  . . . . . . . . . . . . . . . . .     27

Performance Calculations  . . . . . . . . . . . . . .     29

Determination of Net Asset Value  . . . . . . . . . .     36

Additional Purchase and Redemption Information  . . .     36

Portfolio Transactions  . . . . . . . . . . . . . . .     37

Fund Expenses . . . . . . . . . . . . . . . . . . . .     40

Federal Income Taxes  . . . . . . . . . . . . . . . .     41

Capital Stock . . . . . . . . . . . . . . . . . . . .     46

Other . . . . . . . . . . . . . . . . . . . . . . . .     49

Independent Auditors  . . . . . . . . . . . . . . . .     49

Financial Information . . . . . . . . . . . . . . . .     49

SAI Appendix  . . . . . . . . . . . . . . . . . . . .    A-1

                                  INTRODUCTION

         The Company is a registered investment company consisting of twenty-five series including the Funds. MIT is a registered investment company consisting of nine series including the Master Portfolios. Each Fund invests all of its assets in the corresponding Master Portfolio of MIT (as illustrated below), which has the same investment objectives as the related Fund.

Fund                                 Corresponding Master Portfolio

U.S. Government Allocation Fund      U.S. Government Allocation Master Portfolio
Corporate Stock Fund                 Corporate Stock Master Portfolio
Asset Allocation Fund                Asset Allocation Master Portfolio


                            INVESTMENT RESTRICTIONS

         General. Each Master Portfolio has the same investment objective as its related Fund. Each Fund may withdraw its investment in the corresponding Master Portfolio at any time if the Board of Directors of the Company determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board of Directors would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Fund's Prospectus and this SAI.

         Fundamental Investment Policies. Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund. Whenever a Fund is requested to vote on a fundamental policy of the Master Portfolio in which it invests, such Fund holds a meeting of Fund shareholders and casts its votes as instructed by such Fund's shareholders.

         The Funds may not:

         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of its total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities, (ii) in the case of the Corporate Stock Fund and the Asset Allocation Fund, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (iii) in the case of the Asset Allocation Fund, money market instruments invested in the banking industry (but the Fund will not do so unless the SEC staff confirms that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry); and provided further, that a Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

         (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

         (3) purchase or sell commodities or commodity contracts; except that each Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate and index swaps;

         (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

         (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices) or make short sales of securities;

         (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by a Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (6);

         (7) make investments for the purpose of exercising control or management; provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (7);

         (8) issue senior securities, except to the extent the activities permitted in Investment Restrictions Nos. 3 and 5 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that each Fund may borrow up to 20% of the current value of each such Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of each such Fund's net assets (but investments may not be purchased by such Funds while any such outstanding borrowings exceed 5% of the respective Fund's net assets);


         (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that each Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 3 and 5, and except that each Fund may purchase securities with put rights in order to maintain liquidity; or

         (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (10).

         Each Fund may make loans in accordance with its investment policies.

         As a fundamental policy, each Fund may invest, notwithstanding any other investment restrictions (whether or not fundamental), all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objectives, policies and restrictions as such Fund.

         Non-Fundamental Investment Policies. Each Fund is subject to the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the shareholders.

         The Funds may not:

         (1) purchase or retain securities of any issuer if the officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.50%) of the securities of the issuer together owned beneficially more than 5% of such securities;

         (2) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

         (3) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets; or

         (4) invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

         Fundamental Investment Policies of the Master Portfolios. Each Master Portfolio has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Portfolio.

         The Master Portfolios may not:

         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Master Portfolio's investments in that industry would be 25% or more of the current value of its total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities,
(ii) in the case of the Corporate Stock Master Portfolio and the Asset Allocation Master Portfolio, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (iii) in the case of the Asset Allocation Master Portfolio, money market instruments invested in the banking industry (but the Master Portfolio will not do so unless the SEC staff confirms that it does not object to the Master Portfolio reserving freedom of action to concentrate investments in the banking industry);

         (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

         (3) purchase or sell commodities or commodity contracts; except that each Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate and index swaps;

         (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

         (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices) or make short sales of securities;

         (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio's investment program may be deemed to be an underwriting;

         (7) make investments for the purpose of exercising control or management;

         (8) issue senior securities, except to the extent the activities permitted in Investment Restrictions Nos. 3 and 5 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that each Master Portfolio may borrow up to 20% of the current value of each such Master Portfolio's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of each such Master Portfolio's net assets (but investments may not be purchased by such Master Portfolios while any such outstanding borrowings exceed 5% of the respective Master Portfolio's net assets);

         (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that each Master Portfolio may engage in options transactions to the extent permitted in Investment Restrictions Nos. 3 and 5, and except that each Master Portfolio may purchase securities with put rights in order to maintain liquidity; or

         (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Master Portfolio's total assets would be invested in the securities of any one issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer.

         Each Master Portfolio may make loans in accordance with their investment policies.

         Non-Fundamental Investment Policies. Each Master Portfolio is subject to the following non-fundamental policies which may be changed by a majority vote of the Board of Trustees of MIT at any time and without approval of the shareholders.

         The Master Portfolios may not:

         (1) purchase or retain securities of any issuer if the officers or Directors of MIT or Wells Fargo Bank owning beneficially more than one-half of one percent (0.50%) of the securities of the issuer together owned beneficially more than 5% of such securities;

         (2) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

         (3) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets; or

         (4) invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

         In addition, the Master Portfolios may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and Wells Fargo Bank will waive its advisory fees for that portion of the Master Portfolios' assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

         MIT may make commitments more restrictive than the restrictions listed above, so as to permit the sale of shares of a feeder fund that invests in the Master Portfolio in certain states. Should MIT determine that a commitment is no longer in the best interest of the Master Portfolio and its interestholders, MIT reserves the right to revoke the commitment by terminating the sale of such Master Portfolio's shares in the state involved.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

         PORTFOLIO SECURITIES. To the extent set forth in the Prospectus and SAI, each Master Portfolio may invest in the securities described below.

         Asset Allocation Model. A key component of the Asset Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts,
(ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Asset Allocation Master Portfolio invests. Using these data, the Asset Allocation Model is run daily to determine the recommended asset allocation. The model's recommendations are presently made in 10% increments.

         Unrated Investments. Each Master Portfolio may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Master Portfolio. After purchase by a Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Master Portfolio. Neither event will require a sale of such security by such Master Portfolio. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

         Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Master Portfolios may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

         Pass-Through Obligations. The Master Portfolios may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government- sponsored enterprise (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

         When-Issued Securities. Certain of the securities in which the U.S. Government Allocation Master Portfolio and the Asset Allocation Master Portfolio may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. These Master Portfolios only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When- issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance.
The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

         Each Master Portfolio will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Master

Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Master Portfolio will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

         Loans of Portfolio Securities. All of the Master Portfolios may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Master Portfolio with respect to the loan is maintained with the Master Portfolio. In determining whether to lend a security to a particular broker, dealer or financial institution, Wells Fargo Bank will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Master Portfolio could experience delays in recovering securities or collateral or could lose all or
part of the value of the loaned securities.   Any securities that a Master
Portfolio may receive as collateral will not become part of the Master Portfolio's portfolio at the time of the loan and, in the event of a default by the borrower, the Master Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Master Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Master Portfolio any accrued income on those securities, and the Master Portfolio may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. None of the Master Portfolios will lend securities having a value that exceeds one third of the current value of its total assets. Loans of securities by any of the Master Portfolios will be subject to termination at the Master Portfolio's or the borrower's option. The Master Portfolios may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, MIT, its Adviser, or its Distributor.

         Futures Contracts and Options Transactions. The Corporate Stock Fund may engage in futures transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

         The Corporate Stock Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.

         The Corporate Stock Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, the Fund may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the money at the time of purchase, the in-the money amount may be excluded in calculating the 5% liquidation amount. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash, U.S. Government obligations or other high-quality debt instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying commitment.

         Initially, when purchasing or selling futures contracts the Corporate Stock Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

         Although the Corporate Stock Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject the Fund to substantial losses. If it is not possible, or the Fund determines not, to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e. seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

         Each Master Portfolio may enter into futures contracts and may purchase and write options thereon. Upon the exercise, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value of the relevant Master Portfolio.

         Foreign Currency Transactions. If a Master Portfolio enters into a foreign currency transaction or forward contract, such Master Portfolio deposits, if required by applicable regulations, with MIT's custodian cash or high-grade debt securities in a segregated account of the Master Portfolio in an amount at least equal to the value of the Master Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account so that the value of the account equals the amount of the Master Portfolio's commitment with respect to the contract.

         At or before the maturity of a forward contract, a Master Portfolio either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Master Portfolio obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Master Portfolio retains the portfolio security and engages in an offsetting transaction, such Master Portfolio, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Master Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Master Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Master Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The cost to a Master Portfolio of engaging in current transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Wells Fargo Bank or BGFA, as appropriate, considers on an ongoing basis the creditworthiness of the institutions with which a Master Portfolio enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Master Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

         The purchase of options on currency futures allows a Master Portfolio, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

         Future Developments. Each Master Portfolio may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, a Master Portfolio would provide appropriate disclosure in its Prospectus or this SAI.

         Stock Index Options. The Master Portfolios may purchase and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes in the market values of the stocks included in the index. The aggregate premiums paid on all options purchased may not exceed 20% of a Master Portfolio's total assets and the value of the options written may not exceed 10% of the value of the Master Portfolio's total assets.

         The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Master Portfolio's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Master Portfolio will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock.

         When a Master Portfolio writes an option on a stock index, the Master Portfolio will place in a segregated account with the Master Portfolio's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

         Stock Index Futures and Options on Stock Index Futures. Each Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

         Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. Each Master Portfolio may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. Each Master Portfolio may also sell options on interest- rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Master Portfolio's portfolio securities which are the subject of the transaction.

         Interest-Rate and Index Swaps. Each Master Portfolio may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by a Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. Each Master Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If a Master Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive net amount of payments that the Master Portfolio contractually is entitled to receive. Each Fund and Master Portfolio may invest up to 10% of its respective net assets in interest-rate and index swaps.

         Some of the permissible investments described herein are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. For example, the futures contracts and options on futures contracts that the Master Portfolios may purchase are considered derivatives. The Master Portfolios may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

         Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with a Master Portfolio's investment objective, does not expose the Master Portfolio to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Trustees concerning the use of derivatives.

         The use of derivatives by the Master Portfolios also is subject to broadly applicable investment policies. For example, a Master Portfolio may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Master Portfolio use certain derivatives without establishing adequate "cover" in compliance with Securities and Exchange Commission rules limiting the use of leverage.

         Foreign Obligations. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. None of the Master Portfolios may invest 25% or more of its assets in foreign obligations.

         Warrants. The Master Portfolios each may invest no more than 5% of their respective net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities) and not more than 2% of each of their net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities. The Master Portfolios may not only purchase warrants on securities in which they may invest directly.

ASSET ALLOCATION MODEL

         BGFA compares the Asset Allocation Master Portfolio's investments daily to the Asset Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 10% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Asset Allocation Master Portfolio generally will invest the net proceeds from the sale of shares of the Master Portfolio and will liquidate existing Master Portfolio investments to meet net redemption requirements in a manner that best allows the Master Portfolio's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Asset Allocation Master Portfolio will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short- term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Master Portfolio maintain positions in any particular asset class or classes.

         Wells Fargo Bank and BGFA manage other portfolios which also invest in accordance with the Asset Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund and the Master Portfolio. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

         There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. S&P occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Asset Allocation Master Portfolio is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock.

U.S. GOVERNMENT ALLOCATION MODEL

         BGFA compares the U.S. Government Allocation Master Portfolio's investments daily to the U.S. Government Allocation Model's recommended allocation. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two to three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the U.S. Government Allocation Master Portfolio generally will invest the net proceeds from the sale of shares of the Master Portfolio and will liquidate existing Master Portfolio investments to meet net redemption requirements in a manner that best allows the Master Portfolio's existing asset allocation to follow the allocation recommended by the computer Model. Notwithstanding any recommendation of the computer model to the contrary, the Master Portfolio will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares other mutual funds and repurchase agreements. There is no requirement that the Master Portfolio maintain positions in any particular asset class or classes.

         BGFA manages other funds which invest in accordance with a substantially similar version of the Model. The performance of each of those other funds is likely to vary among themselves and from the performance of the Master Portfolio. Such variation in performance is primarily due to timing differences in the implementation of the Model's recommendations, differences in expenses and liquidity requirements, and the ability of other funds to invest a higher portion of their assets in short-term investments that may generate a higher yield, but are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         Although BGFA intends to use the Models as bases for its investment decisions with respect to the Asset Allocation Master Portfolio and U.S. Government Allocation Master Portfolio, BGFA may change from time to time the criteria and methods it uses to implement the model's recommendations if it believes such a change is desirable for a Master Portfolio. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Master Portfolios, the conduct of their affairs and the disposition of the Master Portfolios' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for a Master Portfolio if Wells Fargo Bank determines that any such decision is not consistent with the best interests of a Master Portfolio.

         A key component of the U.S. Government Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk, which are incorporated into the allocation decision. The principal inputs of financial data to the model currently are: (i) yields on 90-day U.S. Treasury bills, 5-year U.S. Treasury notes and 30-year U.S. Treasury bonds;
(ii) the expected statistical standard deviation in investment returns for each class of fixed income instrument; and (iii) the expected statistical correlation of investment return among the various classes of fixed income instruments. Using these and other data, the model is run daily to determine the recommended allocation. The model's recommendations are presently implemented in 10% increments. Because the Master Portfolio may shift its investment allocations significantly from time to time, its performance may differ from funds which invest in one asset class or from funds with a constant mix of assets.

                           MANAGEMENT OF THE COMPANY

         The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.



                                             Principal Occupations
Name, Age and Address      Position          During Past 5 Years
---------------------      --------          ---------------------
Jack S. Euphrat, 74        Director          Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45        Director,         Senior Vice President

                           Chairman and      of Stephens; Manager
                           President         of Financial Services
                                             Group; President of
                                             Stephens
                                             Insurance Services
                                             Inc.; Senior Vice
                                             President of
                                             Stephens
                                             Sports Management
                                             Inc.; and President of
                                             Investor Brokerage
                                             Insurance Inc.

Thomas S. Goho, 54         Director          T.B. Rose Faculty
321 Beechcliff Court                         Fellow-Business,
Winston-Salem, NC  27104                     Wake Forest University
                                             Calloway School, of
                                             Business and
                                             Accountancy; Associate
                                             Professor of Finance
                                             of the School of Business
                                             and Accounting at Wake
                                             Forest University since 1983.

Joseph N. Hankin, 55       Director          President, Westchester
75 Grasslands Road                           Community College since
Valhalla, N.Y. 10595                         1971; President of Hartford
(Appointed as of September 6, 1996)          Junior College from 1967 to
                                             1971; Adjunct Professor of
                                             Columbia University
                                             Teachers College since
                                             1976.

*W. Rodney Hughes, 70      Director          Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78        Director          Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52       Director          Private Investor;
10 Legrae Street                             Real Estate
Charleston, SC 29401                         Developer; Chairman
                                             of Renaissance
                                             Properties Ltd.;
                                             President of  Morse
                                             Investment
                                             Corporation; and Co-
                                             Managing Partner of
                                             Main Street Ventures.

Richard H. Blank, Jr., 40  Chief             Associate of
                           Operating         Financial Services
                           Officer,          Group of Stephens;
                           Secretary and     Director of Stephens
                           Treasurer         Sports Management
                                             Inc.; and Director of
                                             Capo Inc.

                               COMPENSATION TABLE

                                       Year Ended                   Period Ended
                                   December 31, 1995             September 30, 1996
                             -----------------------------  ----------------------------
                                                Total                         Total
                               Aggregate     Compensation    Aggregate     Compensation
                             Compensation  from Registrant  Compensation from Registrant
                                 from          and Fund         from         and Fund
     Name and Position        Registrant       Complex       Registrant      Complex
     -----------------       ------------  ---------------  ------------ ---------------
      Jack S. Euphrat           $10,188        $39,750         $9,750        $29,250
         Director

      *R. Greg Feltus            $-0-           $-0-           $-0-           $-0-
         Director

       Thomas S. Goho           $10,188        $39,750         $9,750        $29,250
         Director

      Joseph N. Hankin            N/A            N/A           $-0-           $-0-
          Director

       *Zoe Ann Hines            $-0-           $-0-           $-0-           $-0-
         Director
      (resigned as of
     September 6, 1996)

     *W. Rodney Hughes          $ 9,438        $37,000         $8,250        $24,750
          Director

      Robert M. Joses           $ 9,938        $39,000         $9,750        $29,250
          Director

      *J. Tucker Morse          $ 8,313        $33,250         $8,250        $24,750
          Director


         Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment

Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

         As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

         MASTER/FEEDER STRUCTURE. Each Fund seeks to achieve its investment objective by investing all of its assets into a corresponding Master Portfolio of MIT. The Funds and other entities investing in the corresponding Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management and Servicing Fees" for additional description of the Funds' and Master Portfolios' expenses and management.

         A Fund may withdraw its investment in a Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of such Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

         The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies." Whenever a Fund, as an interestholder of the corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of such Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. A Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which a Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

Certain policies of a Master Portfolio which are non-fundamental may be changed by vote of a majority of MIT's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. A Fund may also elect to redeem its interests in a Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Funds will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of such Fund or Master Portfolio, to the extent possible. See "Investment Objective and Policies" for additional information regarding the Funds' and the Master Portfolios' investment objectives and policies. Additional information regarding the officers and Directors/Trustees of the Company and MIT is located in each Fund's SAI under "Management."

         INVESTMENT ADVISER. Wells Fargo Bank provides investment advisory services to each Master Portfolio pursuant to an Investment Advisory Agreement dated April 30, 1996 with MIT. Each such Investment Advisory Agreement will be referred to as the "Advisory Agreement". The Advisory Agreements provide that Wells Fargo Bank shall furnish to the Master Portfolios investment guidance and policy direction in connection with the daily portfolio management of each Master Portfolio. Pursuant to the Advisory Agreements, Wells Fargo Bank furnishes to the Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio. As to each Master Portfolio, the applicable Advisory Agreement has an initial two-year term, and will thereafter be subject to annual approval by (i) MIT's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIT's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIT or Wells Fargo Bank, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the Advisory Agreement is terminable without penalty, on 60 days' written notice, by MIT's Board of Trustees or by vote of the holders of a majority of such Master Portfolio's shares or, on not less than 60 days' written notice, by Wells Fargo Bank. Each Advisory Agreement terminates automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

         Wells Fargo Bank has engaged BGFA to provide sub-investment advisory services to each Master Portfolio of MIT pursuant to a Sub-Investment Advisory

Agreement (the "Sub-Advisory Agreement") dated April 30, 1996. As to each Master Portfolio, the Sub-Advisory Agreement has an initial two-year term, and will thereafter be subject to annual approval by (i) MIT's Board of Trustees or
(ii) vote of a majority (as defined in the 1940 Act) of the outstanding securities of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIT's Board of Trustees who are not interested persons (as defined in the 1940 Act) of the Master Portfolio or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the Sub-Advisory Agreement is terminable without penalty, on 60 days' written notice, by MIT's Board of Trustees or by vote of the holders of a majority of such Master Portfolio's interests. The Sub-Advisory Agreement terminates automatically upon an assignment (as defined in the 1940 Act). Subject to the direction of MIT's Board of Trustees and the overall supervision and control of Wells Fargo Bank and MIT, BGFA is responsible for investing and reinvesting the Master Portfolios' assets. BGFA has agreed to furnish to Wells Fargo Bank periodic reports on the investment activity and performance of the Master Portfolios, and such additional reports and information as Wells Fargo Bank and MIT's Board of Trustees and officers shall reasonably request.

         Wells Fargo Bank has agreed to provide to the Master Portfolios, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and, in the case of the U.S. Government Allocation Master Portfolio and the Asset Allocation Master Portfolio, average maturities of the portfolios of each of those Master Portfolios.

         Prior to the Funds' conversion to master/feeder structure on April 29, 1996, Wells Fargo Bank provided investment advisory services directly to the Funds. After the Funds' conversion to master/feeder structure, Wells Fargo Bank provided investment advisory services to each Fund's corresponding Master Portfolio. For the years ended December 31, 1993, 1994 and 1995 and the period ended September 30, 1996 the Fund paid advisory fees to Wells Fargo Bank as indicated below. For the period begun April 29, 1996 and ended September 30, 1996, these amounts represent advisory fees paid by the Master Portfolios on behalf of the corresponding Funds. No advisory fees were waived during these periods.

     Fund/            Year Ended      Year Ended      Year Ended     Period Ended     Period Ended
Master Portfolio       12/31/93        12/31/94        12/31/95        04/28/96         09/30/96
----------------       --------        --------        --------        --------         --------
Asset Allocation       $3,136,581     $3,907,880      $3,814,364       $1,353,641       $1,764,081
Corporate Stock        $1,248,207     $1,259,739      $1,398,439       $  538,107       $  710,941
U.S. Government        $1,090,400     $1,034,079      $  680,049       $  231,278       $  308,379
  Allocation

         Prior to the Reorganization on January 1, 1996, WFNIA provided sub-advisory services directly to the Funds. After the Reorganization on January 1, 1996, BGFA provided sub-advisory services to each Fund. BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. (the "Reorganization"). After the Funds' conversion to master/feeder structure on April 29, 1996, BGFA provided sub-advisory services to each Fund's corresponding Master Portfolio. For the years ended December 31, 1993, 1994 and 1995, Wells Fargo paid to WFNIA, and for the periods ended April 28 and September 30, 1996, Wells Fargo paid to BGFA the sub-advisory fees indicated below with respect to the Funds and Master Portfolios, respectively:

     Fund/            Year Ended      Year Ended      Year Ended     Period Ended    Period Ended
Master Portfolio       12/31/93        12/31/94        12/31/95        04/28/96        09/30/96
----------------       --------        --------        --------        --------        --------
Asset Allocation       $1,586,982      $2,106,980      $2,043,249      $758,967        $956,278
Corporate Stock        $  239,319      $  241,489      $  269,787      $105,272        $136,733
U.S. Government        $  366,951      $  353,761      $  244,478      $ 84,527        $107,540
Allocation

         ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. In addition, MIT has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Master Portfolio. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens, the Company and MIT, Wells Fargo Bank and Stephens shall provide as administrative services, among other things: (i) general supervision of each Fund's and Master Portfolio's operations, including coordination of the services performed by the investment adviser (in the case of the Master Portfolios), transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund and Master Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's and MIT's Officers, Directors and Trustees. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' and the Master Portfolios' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of MIT's and the Company's Directors/Trustees, Officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

         For the fiscal years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Funds paid the following dollar amounts of administrative fees to Stephens, the sole administrator during these periods, at the annual rate of 0.05% of the Fund's average daily net assets:

                        Year Ended         Year Ended         Year Ended         Period Ended
     Fund                12/31/93           12/31/94           12/31/95            09/30/96
     ----                --------           --------           --------            --------
Asset Allocation         $238,347           $315,787           $306,436            $257,419
Corporate Stock          $ 74,804           $ 75,748           $ 92,555            $ 79,533
U.S. Government          $ 65,395           $ 62,168           $ 40,803            $ 32,354
Allocation

         SPONSOR AND DISTRIBUTOR. As discussed in each Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as each Fund's sponsor and distributor.

         SHAREHOLDER SERVICING AGENT. As discussed in each Fund's Prospectus under the heading "Shareholder Servicing Agent," the Funds have entered into shareholder servicing agreements with Wells Fargo Bank. The dollar amount of shareholder servicing fees paid by the Corporate Stock Fund and each class of the Asset Allocation and U.S. Government Allocation Funds is listed below:

                                                              Year-Ended                  Period Ended
            Fund                                           December 31, 1995           September 30, 1996
            ----                                           -----------------           ------------------
Corporate Stock Fund                                           $  861,478                  $   793,396

Asset Allocation Fund:  Class A                                $3,029,551                  $ 2,464,701

Asset Allocation Fund:  Class B                                $   34,813                  $   109,487

U.S. Government Allocation Fund: Class A                       $  406,707                  $   310,872

U.S. Government Allocation Fund: Class B                       $    1,322                  $    12,668

         CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Barclays Global Investors, N.A. ("BGI") acts as the custodian for the Funds and the Master Portfolios. For its services as custodian, BGI receives an asset-based fee and transaction charge from the respective Funds. For the year ended December 31, 1995 and the period ended September 30, 1996, the Funds did not pay any custody fees.

         Wells Fargo Bank has been retained to act as the transfer and dividend disbursing agent for the Funds, and receives for its services a base fee and per-account fees from each Fund. For the year ended December 31, 1995 and the period ended September 30, 1996, the Funds paid transfer and dividend disbursing agency fees to Wells Fargo Bank as follows:

                                              Year Ended                   Period Ended
            Fund                           December 31, 1995            September 30, 1996(1)
           ----                            -----------------            ---------------------
Asset Allocation Fund                          $470,918                     $662,394
Corporate Stock Fund                           $ 43,987                     $153,589
U.S. Government Allocation Fund                $ 95,715                     $ 77,292

----------

(1)   These amounts reflect fee waivers.

         UNDERWRITING COMMISSIONS. For the fiscal years ended December 31, 1993 and 1994, the Funds' distributor retained $26,215,173 and $5,415,227, respectively, in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Fund shares. For the fiscal years ended December 31, 1993 and 1994, Wells Fargo Securities Inc. ("WFSI"), and its registered representatives received $378,895 and $904,274, respectively, in underwriting commissions in connection with the purchase or redemption of Fund shares.

         For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Registrant's shares was $1,251,311. Stephens retained $162,660 of such commissions. WFSI and its registered representatives retained $399,809 of such commissions.

         For the period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Registrant's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.


                               DISTRIBUTION PLANS

         As indicated in each Fund's respective Prospectus, each of the Funds has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plans for the Corporate Stock Fund and the shares now designated the Class A Shares of each other Fund were adopted by the Company's Board of Directors on October 22, 1991, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the respective Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors"), and were approved by the initial shareholder of each Fund on December 31, 1991. The Plans for the Class B shares of each Fund having such shares were adopted by the Company's Board of Directors, including a majority of the Qualified Directors, on July 27, 1994.

         The Plans in effect for the Corporate Stock Fund and the Class A Shares of each other Fund allow such Funds to defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of each such Fund by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets or average daily net assets attributable to Class A Shares of such Fund, as the case may be. The plans for the Corporate Stock Fund and Class A Shares of the other Funds provide only for the reimbursement of actual expenses. The plans for the Class B Shares allow each Fund with such shares to pay to Stephens Inc., as compensation for distribution- related services provided, or as reimbursement for distribution-related expenses incurred a monthly fee at the annual rate of up to 0.70% of the average daily net assets attributable to the Class B Shares of each respective Fund. The actual fee payable to Stephens shall, within such limit, be determined from time to time by mutual agreement between the Company and Stephens. In addition, each Plan contemplates that to the extent any fees payable pursuant to a Shareholder Servicing Agreement are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to such Plan.

         Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any agreements related to the Plans ("Agreements") also must be approved by majority vote of the Directors and the Qualified Directors. Such Agreements will terminate automatically if assigned. The Corporate Stock Fund may terminate such Agreements at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of such Fund. Each of the Funds with Class A and Class B shares may terminate such Agreements at any time, without payment of any penalty, by a vote of a majority of outstanding voting securities of the Class of shares affected by such Agreement. The amounts payable under each Plan may not be increased materially without, in the case of the Corporate Stock Fund, the approval of a majority of the voting securities of such Fund, or, in the case of the other Funds, without the approval of a majority of the voting securities of each Class of Funds effected by such Agreements. Material amendments to a Plan may not be made except by affirmative vote of a majority of both the Directors of the Company and the Qualified Directors.

         Each Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested directors.

         For the year ended December 31, 1995, the Funds paid the fees and/or expenses listed below pursuant to their 12b-1 distribution plans.

                                                 Printing &
                                                  Mailing          Marketing           Compensation
      Fund                       Total           Prospectus        Brochures            to Dealers
      ----                       -----           ----------        ---------            ----------
Asset Allocation
     Class A                     $955,893          $58,656          $897,237                   N/A
     Class B                      $59,525              N/A               N/A               $59,525

Corporate Stock                   $41,620          $16,503           $25,117                   N/A

U.S. Government Allocation
     Class A                      $95,225          $19,422          $ 75,803                   N/A
     Class B                      $13,468              N/A               N/A               $13,468


         For the period ended September 30, 1996, the Funds paid the fees and/or expenses listed below pursuant to their 12b-1 distribution plans.


                                                 Printing &
                                                  Mailing          Marketing           Compensation
      Fund                       Total           Prospectus        Brochures            to Dealers
      ----                       -----           ----------        ---------            ----------
Asset Allocation
     Class A                     $154,937          $10,773          $144,164                    N/A
     Class B                     $255,252              N/A               N/A               $255,252

Corporate Stock                  $174,041          $10,228          $163,813                    N/A

U.S. Government Allocation
     Class A                     $ 11,912          $   464          $ 11,448                    N/A
     Class B                     $ 27,524              N/A               N/A               $ 27,524


         For the year ended December 31, 1995 and the period ended September 30, 1996, WFSI and its registered representatives received no compensation under the Plan for each Class.


                            PERFORMANCE CALCULATIONS

         As described in the Prospectuses for each Fund, the IRA Funds of the Trust were reorganized into the corresponding Funds of the Company on January 2, 1992. Therefore, the performance information for the Funds is based on that of the IRA Funds for the periods prior to January 2, 1992, and reference should be made to the footnotes to the condensed financial information in the "Financial Highlights" section of each Prospectus regarding differences in investment objectives, policies and/or restrictions between certain of the Funds and the IRA Funds, which may affect the relevance of the performance information provided below.

         TOTAL RETURN: Each Fund may advertise certain total return information computed in the manner described in its Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in shares of the Fund ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, the Funds, at times, may calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

 Average Annual Total Return for the Applicable Period Ended September 30, 1996

              Inception(1) Inception  Five Year   Five Year  Three Year  Three Year   One Year    One Year
                 With          No        With         No        With          No        With         No
                 Sales       Sales       Sales       Sales      Sales       Sales       Sales       Sales
    Fund        Charge(2)    Charge     Charge      Charge      Charge      Charge     Charge      Charge
    ----        ------       ------     ------      ------      ------      ------     ------      ------
Asset
Allocation
     Class A    10.73%       11.25%     10.71%      11.74%      8.29%       9.96%       5.49%      10.46%
     Class B    17.22%       18.23%       N/A         N/A        N/A         N/A        7.07%      10.06%

Corporate
Stock(3)          N/A        14.28%       N/A       14.05%       N/A        16.20%       N/A       19.06%

U.S.
Government
Allocation
     Class A     7.37%       7.88%       6.60%       7.60%      0.57%       2.13%      -1.25%       3.44%
     Class B     6.82%       7.90%        N/A         N/A        N/A         N/A       -0.32%       2.61%


(1) Each Fund commenced operations as follows: Asset Allocation Class A - 11/13/86, Class B - 1/2/95; U.S. Government Allocation Class A - 3/31/87, Class B - 1/2/95; Corporate Stock - 1/25/84.

(2) With respect to periods ended September 30, 1996, the term "Sales Charge" for Class A Shares reflects a front-end sales load of 4.50%, and for Class B Shares reflects the maximum applicable Contingent Deferred Sales Charge ("CDSC").

(3) The Corporate Stock Fund has been in operation for over ten years without any sales charges. Its

      Average Annual Total Return for the ten year period ended September 30, 1996 was 13.54%.

         CUMULATIVE TOTAL RETURN: Each Fund may advertise cumulative total return. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

  Cumulative Total Return for the Applicable Period Ended September 30, 1996

             Inception(1) Inception  Ten Year   Ten Year   Five Year  Five Year  Three Year  Three Year
                With         No       With         No       With         No        With         No
                Sales       Sales     Sales      Sales      Sales      Sales       Sales       Sales
    Fund       Charge(2)   Charge     Charge     Charge     Charge     Charge     Charge      Charge
    ----       ------      ------     ------     ------     ------     ------     ------      ------
Asset
Allocation
     Class A   173.65%     186.51%     N/A        N/A       66.29%     74.17%     26.99%      32.96%
     Class B     32.05%     34.05%     N/A        N/A        N/A        N/A         N/A         N/A

Corporate
Stock            N/A       442.32%     N/A      256.09%      N/A       92.93%       N/A       56.90%

U.S.
Government
Allocation
     Class A    97.65%     106.94%     N/A        N/A       37.68%     44.21%      1.72%       6.53%
     Class B    12.24%     14.24%      N/A        N/A        N/A        N/A         N/A         N/A

(1) Each Fund commenced operations as follows: Asset Allocation Class A - 11/13/86, Class B - 1/2/95; U.S. Government Allocation Class A - 3/31/87, Class B - 1/2/95; Corporate Stock - 1/25/84.

(2) The term "Sales Charge" for Class A Shares reflects a front-end sales load of 4.50%, and for Class B Shares reflects the maximum applicable Contingent Deferred Sales Charge ("CDSC").


         YIELD CALCULATIONS: As indicated in its Prospectus, the U.S. Government Allocation Fund may advertise certain yield information on their shares. As and to the extent required by the SEC, yield on each Class of shares, will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[((a-b/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

           Yield for the Applicable Period Ended September 30, 1996(1)


          Fund                                                      Thirty Day Yield
          ----                                                      -----------------
U.S. Government Allocation
     Class A                                                              4.93%
     Class B                                                              4.72%

-----------

(1)  This figure reflects any reimbursed expenses throughout the period.

         The yield on each Class of the U.S. Government Allocation Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

         In addition, investors should recognize that changes in the net asset values of shares of each Class of the U.S. Government Allocation Fund will affect the yield of each such Class for any specified period, and such changes should be considered together with the yield of each Class in ascertaining the total return for the period to shareholders of each Fund. Yield information for each Fund or each Class of shares of the Funds, as the case may be, may be useful in reviewing the performance of such Funds and for providing a basis for comparison with investment alternatives. The yield of each Fund or each Class of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

         From time to time and only to the extent the comparison is appropriate for a Fund or Class of shares of a Fund, the Company may quote the performance or price-earning ratio of a Fund or Class of shares in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, the 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, sap's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or Class of shares, as appropriate, also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a Fund or Class of shares, as appropriate, will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the past performance of a Fund or Class of shares with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

         In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

         The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a Class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or Class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

         In addition, performance information for a Class of shares of the U.S. Government Allocation Fund, the Asset Allocation Fund and the shares of the Corporate Stock Fund may be compared, in reports and promotional literature, to the S&P 500 Index, the Wilshire 5000 Equity Index, the Lehman Brothers 20+ Treasury Index, Donoghue's Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare results of a Fund or Class of shares with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

         From time to time, the Company also may include in advertisements or other marketing materials a discussion of certain of the objectives of the investment strategy of the U.S. Government Allocation Fund and the corresponding Master Portfolio and the Asset Allocation Fund and the corresponding Master Portfolio and a comparison of this strategy with other investment strategies. In particular, the responsiveness of these Funds as to changing market conditions may be discussed. For example, the Company may describe the benefits derived by having Wells Fargo Bank monitor and reallocate investments among the asset categories described in the Prospectus of each Fund and Master Portfolio. The Company's advertising or other marketing material also might set forth illustrations depicting examples of recommended allocations in different market conditions. It may state, for example, that when the model indicates that stocks represent a better value than bonds or money market instruments, the Asset Allocation Master Portfolio might consist of 70% stocks, 25% bonds and 5% money market instruments and that when the model indicates that bonds represent a better value than stocks or money market instruments, the balance of assets might shift to 60% bonds, 20% stocks and 20% money market instruments.

         The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

         The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.


         From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements." The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.


         The Company also may disclose in sales literature the distribution rate on the shares of each class of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

         The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.



                        DETERMINATION OF NET ASSET VALUE

         Net asset value per share for each Master Portfolio or per share for each Class of each Master Portfolio is determined by the Custodian of the Master Portfolio on each day the NYSE is open for trading.

         Securities of a Master Portfolio for which market quotations are available are valued at latest prices. Securities of a Master Portfolio for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices, but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Master Portfolios for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds may be purchased on any day the Funds are open for business. The Funds are open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

         Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

         The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

         In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

GENERAL

         MIT has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the MIT's Board of Trustees, Wells Fargo Bank is responsible for each Master Portfolio's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the MIT to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Master Portfolios will not necessarily be paying the lowest spread or commission available.

         Except in the case of equity securities purchased by the Corporate Stock Master Portfolio and the Asset Allocation Master Portfolio, purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Master Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, ARMs and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing a Master Portfolio's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIT are prohibited from dealing with MIT as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

         The Corporate Stock and Asset Allocation Master Portfolios. Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No Master Portfolio will deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the SEC or unless an exemption is otherwise available.

         In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Master Portfolios to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

         Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Master Portfolios. The Board of Trustees will periodically review the commissions paid by the Master Portfolios to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolios. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Master Portfolios may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to a Master Portfolio's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to MIT's Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Master Portfolios by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Master Portfolios are not reduced because Wells Fargo Bank receives such services.

         Brokerage Commissions. For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Funds paid the following for brokerage commissions, none of which were paid to affiliated brokers:

Fund                     Dec. 31, 1993          Dec. 31, 1994         Dec. 31, 1995         Sept. 30, 1996
----                     -------------          -------------         -------------         --------------
Asset Allocation           $294,861                $99,002               $34,488                $6,561
Corporate Stock             $30,123                $31,896               $8,696                 $6,233
U.S. Government              $- 0 -                 $- 0 -                $- 0 -                 $-0-
Allocation

         Securities of Regular Broker/Dealers. As of December 31, 1995 the Asset Allocation Fund owned securities of J.P. Morgan & Co., Inc. in an amount equal to $1,895,104. The other Funds did not own securities of their regular broker-dealers. As of September 30, 1996, none of the Funds owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act.

         Portfolio Turnover Rate: The historically higher portfolio turnover rate for the U.S. Government Allocation Master Portfolio should not adversely affect this Master Portfolio because portfolio transactions ordinarily are made directly with principals on a net basis and, consequently, this Master Portfolio usually does not incur brokerage expenses. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                FUND EXPENSES

         Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Adviser or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

             In General. The following information supplements and should be read in conjunction with Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectuses describe generally the tax treatment of distributions by each Master Portfolio and each Fund. This section of the SAI includes additional information concerning federal income taxes.

             The Company intends to qualify each Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10%
of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligation and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. For purposes of complying with these qualification requirements, each Fund will be deemed to own a proportionate share of the corresponding Master Portfolio's assets. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

             A 4% nondeductible excise tax will be imposed on each Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Income and dividends received by each Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, each Fund does not expect to be eligible to make such an election.

             Each Fund seeks to qualify as regulated investment company by investing substantially all of its assets in a corresponding Master Portfolio. Each Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation under the Code. As a non-publicly traded partnership, any interest, dividends, gains and losses of a Master Portfolio shall be deemed to have been "passed through" to its corresponding Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent a Master Portfolio were to accrue but not distribute any interest, dividends or gains, its corresponding Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, each Master Portfolio will seek to minimize recognition by investors of interest, dividends, gains or losses without a corresponding distribution.

             Corporate shareholders of a Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             Capital Gain Distributions. To the extent that a Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by a Master Portfolio will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where a

Master Portfolio acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Master Portfolio at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Master Portfolio held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

             If an option written by a Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by such Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Master Portfolio pursuant to the exercise of a call option written by it, the Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Master Portfolio pursuant to the exercise of a put option written by it, such Master Portfolio will subtract the premium received from its cost basis in the securities purchased. The requirement that the Funds derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit each Master Portfolio's ability to write options.

             The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

             Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

             If a Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), its corresponding Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Master Portfolio's disposition of its PFIC shares. If a Master Portfolio invests in a PFIC, the corresponding Fund intends to make an available election to mark-to-market its interest in PFIC shares (through the Master Portfolio). Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

             Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by each Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

             Other Matters. Investors should be aware that the investments to be made by the Master Portfolios may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Master Portfolios will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

             The foregoing discussion and the discussions in the prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Funds and Management."

         The Funds are three of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-two other funds.

         Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

         The Asset Allocation and U.S. Government Allocation Funds have two classes of shares -- Class A shares and Class B shares. The Corporate Stock Fund has a single class of shares. With respect to matters affecting one Class but not another, shareholders vote as a Class. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

         Each share of a Fund or Class represents an equal proportional interest in the Fund or Class with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non- assessable by the Company.

         MIT is an open-end, series management investment company organized as a Delaware business trust. In accordance with Delaware law and in connection with the tax treatment sought by MIT, MIT's Declaration of Trust provides that its investors would be personally responsible for MIT's liabilities and obligations, but only to the extent MIT property is not sufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIT, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIT obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIT itself was unable to meet its obligations.

         The Declaration of Trust further provides that obligations of MIT are not binding upon its Trustees individually but only upon the property of MIT and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

         The interests in each Master Portfolio of MIT have substantially identical voting and other rights as those rights described above for shares of the Funds. MIT may dispense with annual meetings, but is required by Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Company. Whenever a Fund is required to vote on a matter with respect to MIT, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where a Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of MIT, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

         Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of Fund or 5% or more of the voting securities of each Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997

                           NAME AND                CLASS; TYPE         PERCENTAGE           PERCENTAGE
       FUND                 ADDRESS                OF OWNERSHIP         OF CLASS             OF FUND
       ----                --------                ------------        ----------           ----------
ASSET ALLOCATION   Wells Fargo Bank                   Class A            74.34%               66.60%
                   P.O. Box 63015               Beneficially Owned
                   San Francisco, CA  94163

U.S. GOVERNMENT    Wells Fargo Bank                   Class A            51.90%               47.10%
ALLOCATION         P.O. Box 63015               Beneficially Owned
                   San Francisco, CA  94163

CORPORATE STOCK    Wells Fargo Bank                  Class A             95.71%               95.71%
                   P.O. Box 63015               Beneficially Owned
                   San Francisco, CA  94163


         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

         The Registration Statements for MIT and the Company, including the Prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP has been selected as the independent auditors for the Company and MIT. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

         The portfolio of investments, financial statements and independent auditors' report for the Funds contained in the Company's Annual Reports dated September 30, 1996, as filed with the SEC on December 9, 1996, are hereby incorporated by reference into this SAI. The portfolio of investments, audited financial statements and independent auditors' reports are attached to all SAIs delivered to current or prospective shareholders.


             The portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended September 30, 1996 for the Asset Allocation, Corporate Stock and U.S. Government Allocation Master Portfolios of Master Investment Trust are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on December 9, 1996.

                                  SAI APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

         Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

         S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper

         Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

         S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                             AGGRESSIVE GROWTH FUND

                              CLASS A AND CLASS B

                         ------------------------------

             Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company, commonly referred to as a "mutual fund." This Statement of Additional Information ("SAI") contains information about one of the funds in the Stagecoach Family of Funds -- the AGGRESSIVE GROWTH FUND (the "Fund"). The Fund offers two classes of shares -- Class A Shares and Class B Shares. This SAI relates to both such classes of shares. The investment objective of the Fund is described in its Prospectus under the section entitled "How the Fund Works -- Investment Objectives and Policies." The Fund seeks to achieve its investment objective by investing all of its assets in the Capital Appreciation Master Portfolio (at times, the "Master Portfolio") of Master Investment Trust ("MIT"), which has the same investment objective as the Fund. The Fund may withdraw its investment in the Capital Appreciation Master Portfolio at any time, if the Board of Directors of the Company determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Prospectus and below with respect to MIT.

             This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 1, 1997. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus for the Fund may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at the telephone number indicated above.

                         ------------------------------

                               TABLE OF CONTENTS


                                                                        Page
                                                                        ----
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . .      3
Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . .     12
Servicing Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
Performance Calculations  . . . . . . . . . . . . . . . . . . . . . .     15
Determination of Net Asset Value  . . . . . . . . . . . . . . . . . .     19
Additional Purchase and Redemption Information  . . . . . . . . . . .     19
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . .     20
Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .     23
Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . . . . .     23
Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . .     28
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31
Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . .     31
Financial Information . . . . . . . . . . . . . . . . . . . . . . . .     31
Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     A-1
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . .     F-1

                            INVESTMENT RESTRICTIONS

             Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed, as to either the Fund or the Master Portfolio without approval by the holders of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund or the Master Portfolio, as appropriate. Whenever the Fund is requested to vote on a fundamental policy of the Master Portfolio, the Fund will hold a meeting of Fund shareholders and it will cast its votes as instructed by such shareholders.

             The Fund and the Master Portfolio may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

             (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, or interests in oil, gas, or other mineral exploration or development programs;

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

             (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (4);

             (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (5);

             (6) issue senior securities except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

             (7) make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

             (8) purchase securities of any issuer (except securities issued by the U.S. Government, its agencies or instrumentalities ) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

With respect to fundamental investment policy (7), the Fund and the Master Portfolio do not intend to loan their portfolio securities during the coming year.

             Non-Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following non- fundamental policies. These restrictions may be changed by a vote of a majority of the Directors of the Company or the Trustees of MIT, as the case may be, at any time.

             The Fund and the Master Portfolio may not:

             (1) purchase or retain securities of any issuer if the officers or directors of the Fund or its investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

             (2)    purchase or sell real estate limited partnership interests;

             (3) write, purchase or sell puts, calls or options or any combination thereof, except to the extent described in the Prospectus and except that the Fund may purchase securities with put rights in order to maintain liquidity;

             (4) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets;

             (5) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer; nor

             (6) invest more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

             In addition, as a matter of non-fundamental policy, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund does not intend to invest more than 5% of its net assets in such securities during the coming year. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

             As a matter of non-fundamental policy, the Fund and the Master Portfolio may each invest up to 25% of their respective net assets in securities of foreign governmental issues that are denominated in and pay interest in U.S. dollars.

                                   MANAGEMENT

             The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                   Principal Occupations
Name, Age and Address      Position                During Past 5 Years
---------------------      --------                ---------------------
Jack S. Euphrat, 74        Director                Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45        Director,               Senior Vice President
                           Chairman and            of Stephens; Manager
                           President               of Financial Services
                                                   Group; President of
                                                   Stephens
                                                   Insurance Services
                                                   Inc.; Senior Vice
                                                   President of Stephens
                                                   Sports Management
                                                   Inc.; and President of
                                                   Investor Brokerage
                                                   Insurance Inc.

Thomas S. Goho, 54         Director                T.B. Rose Faculty
321 Beechcliff Court                               Fellow-Business,
Winston-Salem, NC  27104                           Wake Forest University
                                                   Calloway School, of
                                                   Business and
                                                   Accountancy; Associate Professor of Finance
                                                   of the School of Business and Accounting at
                                                   Wake Forest University since 1983.


Joseph N. Hankin, 55       Director                President, Westchester
75 Grasslands Road                                 Community College since
Valhalla, N.Y. 10595                               1971; President of Hartford
(appointed as of                                   Junior College from 1967 to
September 6, 1996)                                 1971; Adjunct Professor of
                                                   Columbia University
                                                   Teachers College since
                                                   1976.

*W. Rodney Hughes, 70      Director                Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78        Director                Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52       Director                Private Investor; Real Estate
10 Legrae Street                                   Developer; Chairman
Charleston, SC 29401                               of Renaissance
                                                   Properties Ltd.;
                                                   President of  Morse
                                                   Investment
                                                   Corporation; and Co-
                                                   Managing Partner of
                                                   Main Street Ventures.

Richard H. Blank, Jr., 40  Chief                   Associate of
                           Operating               Financial Services
                           Officer,                Group of Stephens;
                           Secretary and           Director of Stephens
                           Treasurer               Sports Management
                                                   Inc.; and Director of
                                                   Capo Inc.

                               COMPENSATION TABLE

                                         Year Ended                            Period Ended
                                         ----------                            -------------
                                      December 31, 1995                     September 30, 1996
                                     ------------------                     ------------------
                                                   Total                                    Total
                               Aggregate      Compensation from       Aggregate       Compensation from
                             Compensation        Registrant          Compensation         Registrant
    Name and Position       from Registrant   and Fund Complex      from Registrant    and Fund Complex
    -----------------       ---------------   ----------------      ---------------    ----------------
     Jack S. Euphrat            $10,188            $39,750              $9,750              $29,250
        Director

     *R. Greg Feltus             $-0-               $-0-                 $-0-                $-0-
        Director

      Thomas S. Goho            $10,188            $39,750              $9,750              $29,250
        Director

     Joseph N. Hankin             N/A                N/A                 $-0-                $-0-
         Director

      *Zoe Ann Hines             $-0-               $-0-                 $-0-                $-0-
        Director
     (resigned as of
    September 6, 1996)

    *W. Rodney Hughes           $9,438             $37,000              $8,250              $24,750
         Director

     Robert M. Joses            $9,938             $39,000              $9,750              $29,250
         Director

     *J. Tucker Morse           $8,313             $33,250              $8,250              $24,750
         Director


             Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment

Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             MASTER/FEEDER STRUCTURE. The Fund seeks to achieve its investment objective by investing all of its assets into the Capital Appreciation Master Portfolio of MIT. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management and Servicing Fees" for additional description of the Fund's and Master Portfolio's expenses and management.

             The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

             The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies." Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the

Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

             Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIT's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objective and Policies" for additional information regarding the Fund's and the Master Portfolio's investment objectives and policies. Additional information regarding the officers and Directors/Trustees of the Company and MIT is located in the Fund's SAI under "Management."

             INVESTMENT ADVISER. The Fund has not engaged an investment adviser. The Master Portfolio (which has the same investment objective as the Fund, and in which the Fund invests all its assets) is advised by Wells Fargo Bank. The Advisory Contract provides that Wells Fargo Bank shall furnish to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Pursuant to the Advisory Contract, Wells Fargo Bank furnishes to the Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio.

             Wells Fargo Bank has agreed to provide to the Master Portfolio, among other things, money market and fixed- income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the portfolio of the Master Portfolio.


            For the period begun February 21, 1996 and ended September 30, 1996, the Master Portfolio paid to Wells Fargo Bank $453,282 in advisory fees. No fees were waived.


             The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by MIT's Board of Trustees and (ii) by a majority of the Trustees of MIT who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory

Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             Wells Fargo Bank also serves as Custodian and Transfer and Dividend Disbursing Agent for the Fund and the Master Portfolio. See "Custodian and Transfer and Dividend Disbursing Agent."

             ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. In addition, MIT has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Master Portfolio. Under the respective Administration and Co- Administration Agreements among Wells Fargo Bank, Stephens and the Company and MIT, Wells Fargo Bank, Stephens shall provide as administrative services, among other things: (i) general supervision of the Fund's and the Master Portfolio's operations, including coordination of the services performed by the investment adviser (in the case of the Master Portfolio), transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund and the Master Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's and MIT's Officers, Directors and Trustees. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's and the Master Portfolio's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of MIT's and Company's Directors/Trustees, Officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

             For the period begun February 21, 1996 and ended September 30, 1996, the Fund paid to Stephens, the sole administrator during this period, $3,829 in administration fees. Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of the Fund's average daily net assets.

             SPONSOR AND DISTRIBUTOR. As discussed in the Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.

             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. The following information supplements and should be read in conjunction with the section of the Prospectus entitled "Custodian, Transfer and Dividend Disbursing Agent." Wells Fargo Bank has been retained to act as Custodian and Transfer and Dividend Disbursing Agent for the Fund and the Master Portfolio. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund and the Master Portfolio; receives and delivers all assets for the Fund and the Master Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and the Master Portfolio and pays all expenses of the Fund and the Master Portfolio. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

             For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets.

             For the period begun February 21, 1996 and ended September 30, 1996, the Fund paid no custodial fees or transfer and dividend disbursing agency fees to Wells Fargo Bank.

             UNDERWRITING COMMISSIONS. For the years ended December 31, 1993 and 1994, the Company's distributor retained $26,215,173 and $5,415,227, respectively in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Company shares. For the years ended December 31, 1993 and 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $378,895 and $904,274, respectively, in underwriting commissions in connection with the purchase or redemption of Company shares.

             For the year ended December 31, 1995, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

             For the period ended September 30, 1996, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.


                               DISTRIBUTION PLAN

             The following information supplements and should be read in conjunction with the Prospectus section entitled "Distribution Plans." As indicated in the Prospectus, the Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for the Class A and B shares of the Fund. The Plan for the Class A Shares and the Plan for the Class B Shares were each adopted by the Board of Directors on November 15, 1995, including a majority of the Directors who were not

"interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Directors").

             Under the Plan and pursuant to the Distribution Agreement, the Fund may pay the Distributor, as reimbursement for distribution-related expenses and compensation for distribution-related services, a monthly fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class A Shares and up to 0.75% of the average daily net assets attributable to the Class B Shares of the Fund. The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the NASD Rules of Fair Practice. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

             Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Agreements related to the Plans also must be approved by such vote of the directors and the Non-Interested Directors. Such Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. Each Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the relevant class of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

             Each Plan requires that the Company shall provide to the Directors, and the directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested directors.

             For the period begun February 21, 1996 and ended September 30, 1996, the Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Plan.

                                                         Printing &
                                                           Mailing       Marketing      Compensation to
                                          Total          Prospectus      Brochures        Underwriters
                                          -----          ----------      ---------        ------------
                   Class A                $ -0-            $ -0-           $ -0-              N/A

                   Class B               $32,412           N/A             N/A            $32,412



                                 SERVICING PLAN

             As indicated in the Fund's Prospectus, the Fund has adopted a Servicing Plan ("Servicing Plan") with respect to its Class A and Class B Shares. The Board of Directors adopted each Servicing Plan on November 15, 1995. The Board of Directors included a majority of the Directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Non-Interested Directors").

             Under the Servicing Plan and pursuant to the Servicing Agreements for the Class A Shares, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Class A Shares. Under the Servicing Plan and pursuant to the Servicing Agreements for the Class B Shares, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the Class B Shares. The actual fee payable to servicing agents is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules of Fair Practice.

             Each Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested Directors. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non- Interested Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

             Each Servicing Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

             For the period begun February 21, 1996 and ended September 30, 1996, the Fund paid no shareholder servicing fees to Wells Fargo Bank.

                            PERFORMANCE CALCULATIONS

             The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Determination of Net Asset Value" and "Performance Data."

             As indicated in the Prospectus, the Fund may advertise certain total return information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

      The total return information presented below and advertised by the Fund for the period prior to February 21, 1996, the date the Fund commenced operations, is based upon the prior performance of the Strategic Growth Fund of Overland Express Funds, Inc., (the "Predecessor Fund"). The performance information is adjusted to reflect each class' current level of operating expenses. The Class A and B Shares of the Fund track the performance of the Predecessor Fund's Class A and D Shares, respectively.


 Average Annual Total Return for the Applicable Period Ended September 30, 1996

             Inception(1)     Inception      Three Year      Three Year       One Year       One Year
              With Sales       No Sales      With Sales       No Sales       With Sales      No Sales
   Class       Charge(2)        Charge         Charge          Charge          Charge         Charge
   -----       ------           ------         ------          ------          ------         ------
     A          24.21%          25.76%         18.20%          20.04%           8.25%         13.36%
     B          21.89%          22.09%         18.95%          19.18%           9.60%         12.60%

(1) Both Classes of the Aggressive Growth Fund commenced operations on February 21, 1996. The Predecessor Fund commenced operations on January 20, 1993 for its Class A Shares and July 1, 1993 for its Class D Shares.

(2) For all periods ended September 30, 1996, the term "Sales Charge" for the Class A shares of the Fund means a front-end sales load of 4.50%, and for Class B Shares means a maximum contingent deferred sales charge ("CDSC") of 3.00%.

             In addition to the above performance information, the Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.


      Cumulative Total Return for the Applicable Period Ended September 30, 1996

                     Inception(1)            Inception             Three Year           Three Year
                     With Sales             No Sales              With Sales             No Sales
     Class             Charge(2)              Charge                Charge                Charge
     -----             ------                 ------                ------               -------
       A               123.45%               133.96%                65.12%                72.96%
       B                90.31%                91.31%                68.30%                69.30%

(1) Both Classes of the Aggressive Growth Fund commenced operations on February 21, 1996. The Predecessor Fund commenced operations on January 20, 1993 for its Class A Shares and July 1, 1993 for its Class D Shares.

(2) For all periods ended September 30, 1996, the term "Sales Charge" for the Class A shares of the Fund means a front-end sales load of 4.50%, and for Class B Shares means a maximum contingent deferred sales charge ("CDSC") of 3.00%.

             From time to time and only to the extent the comparison is appropriate for a class of Shares of the Fund, the Company may quote performance or price-earning ratios of a class of Shares of the Fund in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc.,

Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of shares the Fund is calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a class of shares of the Fund or the general economic, business, investment, or financial environment in which the Fund operates;
(iii) the effect of tax-deferred compounding on the investment returns of a class of shares of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund or the Master Portfolio invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or the Master Portfolio or current or potential value with respect to the particular industry or sector.

             The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

             From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

             The Company also may disclose in advertising and other types of literature, information and statements the distribution rate on the shares of each class of the Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.


             The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.


             The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

             The following information supplements and should be read in conjunction with the Prospectus section entitled "Purchase of Shares." Net asset value per share for each class of the Fund and net asset value per unit of the Master Portfolio are each determined by the Custodian of the Fund on each day the Exchange is open for trading as of the close of regular trading on the Exchange, which is currently 4:00 p.m. Pacific time.

             Securities of the Master Portfolio for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. Prices may be furnished by a reputable independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Master Portfolio for which current market quotations are not readily available are valued at fair value as determined in good faith by MIT's Trustees and in accordance with procedures adopted by the Trustees.

             Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Master Portfolio's interests and the Fund's shares.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

             Shares may be purchased on any day the Fund is open for business. The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and

Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

             Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

             Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

             The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

             In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

             Purchases and sales of securities by the Master Portfolio are usually principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Master Portfolio also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. The cost of executing the Master Portfolio's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIT are prohibited from dealing with MIT as a principal in the purchase and sale of securities unless an exemptive order or other relief allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Master Portfolio may purchase securities from underwriting syndicates of which Stephens or Wells Fargo is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

             The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIT's Board of Trustees, Wells Fargo is responsible for the Master Portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

             In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Master Portfolio to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

             Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Master Portfolio. The Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

             Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.
             Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Master Portfolio's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to MIT's Trustees with respect to the performance, investment activities and fees and expenses of other mutual Funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Master Portfolio by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Master Portfolio are not reduced because Wells Fargo Bank receives such services.

             Securities of Regular Brokers or Dealers.        As of September
30, 1996, the Fund owned no securities of its "regular brokers or dealers" or their parents as defined in the Act.

             On December 31, 1995, the Predecessor Fund to the Master Portfolio owned securities of its "regular brokers or dealers or their parents", as defined in the 1940 Act, as follows: $1,638,000 of Goldman Sachs & Co. Government Repurchase Agreement.

             Brokerage Commissions. The Fund and the Predecessor Fund paid brokerage commissions as follows for the years ended December 31, 1994 and 1995, and the periods thereafter beginning January 1, 1996 and February 21, 1996, respectively.

          Fund          Dec. 31, 1994      Dec. 31, 1995       Feb. 20, 1996        Sept. 30, 1996
          ----          -------------      -------------       -------------        --------------
Aggressive Growth            N/A                N/A                 N/A                $194,498

Predecessor Fund           $171,356          $190,359               N/A                   N/A


             Portfolio Turnover. Portfolio turnover generally involves some expenses to the Master Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the
reinvestment in other securities.    A high portfolio turnover rate should not
result in the Master Portfolio paying substantially more brokerage commissions, since most transactions in government securities and municipal securities are effected on a principal basis. Portfolio turnover can generate short-term capital gain tax consequences. The portfolio turnover rate will not be a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                              FEDERAL INCOME TAXES

             In General. The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividend and Capital Gain

Distributions" and "Taxes." The Prospectus of the Fund describes generally the tax treatment of distributions by the Master Portfolio and the Fund. This section of the SAI includes additional information concerning federal income taxes.


             The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. For purposes of complying with these qualification requirements, the Fund will be deemed to own a proportionate share of the Master Portfolio's assets. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

             A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Income and dividends received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Fund does not expect to be eligible to make such an election.

         1000
             The Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation under the Code. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by investors of interest, dividends, gains or losses without a corresponding distribution.

             Corporate shareholders of the Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise

         1001
disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Master Portfolio will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Master Portfolio acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Master Portfolio at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Master Portfolio held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

             If an option written by the Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Master Portfolio pursuant to the exercise of a call option written by it, the Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Master Portfolio pursuant to the exercise of a put option written by it, the Master Portfolio will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Master Portfolio's ability to write options.

             The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code.  In this regard, they

         1002
will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor
Section 988 transactions to avoid an adverse tax impact.

             Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256.

             If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

             If the Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Master Portfolio's disposition of its PFIC shares. If the Master Portfolio invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares (through the Master Portfolio). Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

             Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject

         1003
to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

             Other Matters. Investors should be aware that the investments to be made by the Master Portfolio may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Master Portfolio will seek to avoid significant noncash income, such noncash income could be recognized by the Master Portfolio, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

             The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Fund, the Master Portfolio and Management."

             The Fund is one of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other funds.

         1004
             Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

             The Fund is comprised of two classes of shares, Class A Shares and Class B Shares. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by series unless otherwise required by the Act, in which case all shares will be voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and would be voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

             The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

             Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for

         1005
distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued for the consideration described in the Prospectus, will be fully paid and non-assessable by the Company.


             The Trust is a business trust organized under the laws of Delaware. In accordance with Delaware law and in connection with the tax treatment sought by MIT, MIT's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent MIT property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIT, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIT itself was unable to meet its obligations.

             The Declaration of Trust further provides that obligations of MIT are not binding upon the Trustees individually but only upon the property of MIT and that MITees will not be liable for any action or failure to act. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

             The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for Fund shares. The Trust also intends to dispense with annual meetings, but will hold a special meeting and assist investor communications under the circumstances described above with respect to the Company in accord with provisions under Section 16(c) of the Act. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

            Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

         1006
                       5% OWNERSHIP AS OF JANUARY 2, 1997


                          NAME AND                 CLASS; TYPE      PERCENTAGE     PERCENTAGE
      FUND                ADDRESS                  OF OWNERSHIP      OF CLASS        OF FUND
      ----                -------                  ------------      --------        -------
AGGRESSIVE          Wells Fargo Bank                 Class A          62.05%         43.90%
GROWTH FUND         P.O. Box 63015                 Beneficially
                    San Francisco, CA  94163          Owned

                    Stephens Inc.                                     9.57%           6.80%
                    111 Center Street                Class A
                    Little Rock, AR  72201        Record Holder


      For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

             The Registration Statement of MIT and the Company, including the Fund's Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditors for the Company and MIT. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' reports for the Fund for the fiscal period ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on December 9, 1996. The portfolio of investments, audited financial statements and


             The portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended September 30, 1996 for the Capital Appreciation Master Portfolio of Master Investment Trust are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on December 9, 1996.

         1007
independent auditors' report are attached to all SAIs delivered to current or prospective shareholders.

         1008
                                  SAI APPENDIX

             The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

             Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper

             Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong."

         1009
Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

         1010
                             STAGECOACH FUNDS, INC.

                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                             ARIZONA TAX-FREE FUND
                                 BALANCED FUND
                         CALIFORNIA TAX-FREE BOND FUND
                        CALIFORNIA TAX-FREE INCOME FUND
                               EQUITY VALUE FUND
                      GOVERNMENT MONEY MARKET MUTUAL FUND
                             INTERMEDIATE BOND FUND
                             NATIONAL TAX-FREE FUND
                              OREGON TAX-FREE FUND
                         PRIME MONEY MARKET MUTUAL FUND
                       TREASURY MONEY MARKET MUTUAL FUND

                             CLASS A AND CLASS B

                     -----------------------------------

      Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains additional information about two classes of shares generally offered in eleven funds of the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds"). The ARIZONA TAX-FREE, CALIFORNIA TAX-FREE BOND, CALIFORNIA TAX-FREE INCOME, NATIONAL TAX-FREE and OREGON TAX-FREE FUNDS (sometimes, collectively, the "Tax-Free Funds"), the GOVERNMENT MONEY MARKET MUTUAL, PRIME MONEY MARKET MUTUAL and TREASURY MONEY MARKET MUTUAL FUNDS (sometimes, collectively, the "Money Market Funds") and the BALANCED, EQUITY VALUE and INTERMEDIATE BOND FUNDS all offer Class A shares. In addition, Class B shares are offered by all except the Money Market Funds and the California Tax- Free Income Fund. The investment objective of each Fund is described in the applicable Prospectus under "How the Funds Work -- Investment Objective(s) and Policies."

      This SAI is not a Prospectus and should be read in conjunction with the Prospectus applicable to each Fund, dated February 1, 1997. All terms used in this SAI that are defined in the Prospectus for each Fund have the meanings assigned in that Fund's Prospectus. A copy of the Prospectus for each Fund may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Company's Transfer Agent at the telephone number indicated above.



                     -----------------------------------
         1011
                               TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

Additional Permitted Investment Activities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

Special Considerations Affecting Arizona Municipal Obligations  . . . . . . . . . . . . . . . . . .   30

Special Considerations Affecting California Municipal Obligations . . . . . . . . . . . . . . . . .   31

Special Considerations Affecting Oregon Municipal Obligations . . . . . . . . . . . . . . . . . . .   35

Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40

Distribution Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53

Servicing Plans and Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56

Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57

Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66

Additional Purchase and Redemption Information  . . . . . . . . . . . . . . . . . . . . . . . . . .   68

Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69

Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73

Taxes     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
         All Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
         Tax-Free Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79

Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82

Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82

Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82

Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1


         1012

                                    GENERAL

     Stagecoach Funds, Inc. (the "Company" and, at times, "Stagecoach") is an open-end management investment company offering shares in separately managed
investment portfolios.   The California Tax-Free Bond and California Tax-Free
Income Funds (sometimes referred to as the "California Funds") were originally organized as funds of Stagecoach. All other Funds herein are sometimes referred to as the "New Funds." The Arizona Tax-Free, Intermediate Bond, National Tax- Free and Oregon Tax-Free Funds were originally organized as investment portfolios of Westcore Trust ("Westcore") under the following names:
Arizona Intermediate Tax-Free, Bonds Plus, Quality Tax-Exempt Income, and Oregon Tax-Exempt Funds, respectively. On October 1, 1995, each of these Funds was reorganized as an investment portfolio of Pacifica Funds Trust ("Pacifica" or the "predecessor Company"). The Balanced, Equity Value, and Government Money Market Mutual Funds were originally organized as investment portfolios of Pacifica under the following names: Balanced, Equity Value, and Government Money Market Funds, respectively. The Prime Money Market Mutual Fund operated as Pacific American Liquid Assets, Inc. from its commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985; on October 1, 1994, it was reorganized as the Pacific American Money Market Portfolio of Pacifica; and, in July of 1995, it was renamed the Pacifica Prime Money Market Fund. Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government in accordance with fundamental policies that were then effective for the Fund. The Fund operated as a portfolio of Pacific American Fund through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund.

         On April 25, 1996, the Agreement and Plan of Reorganization of Pacifica with Stagecoach and the creation of each predecessor portfolio as a new fund of Stagecoach were approved by the Company's Board of Directors. On May 17, 1996, the Agreement and Plan of Reorganization of Pacifica with the Company was approved by Pacifica's Board of Trustees. The reorganization of Pacifica with Stagecoach became effective on September 6, 1996 (the "Reorganization"). Each of the following portfolios of Pacifica was reorganized as the specified Stagecoach Fund:

         1013

   PACIFICA FUNDS TRUST PORTFOLIO NAME                         STAGECOACH FUND NAME
   -----------------------------------                         --------------------
    Pacifica Arizona Tax-Exempt Fund                          Arizona Tax-Free Fund
         Pacifica Balanced Fund                                   Balanced Fund
         Pacifica Equity Value                                  Equity Value Fund
 Pacifica Government Money Market Fund                 Government Money Market Mutual Fund
    Pacifica Intermediate Bond Fund                           Intermediate Bond Fund
   Pacifica National Tax-Exempt Fund                          National Tax-Free Fund
    Pacifica Oregon Tax-Exempt Fund                            Oregon Tax-Free Fund
    Pacifica Prime Money Market Fund                      Prime Money Market Mutual Fund
  Pacifica Treasury Money Market Fund                   Treasury Money Market Mutual Fund


                            INVESTMENT RESTRICTIONS

         The Funds are subject to the investment limitations enumerated below which may be changed with respect to a particular Fund only by a vote of a majority of the holders of such Fund's outstanding shares (see "Capital Stock" below).

         The Intermediate Bond Fund and the Arizona, National and Oregon Tax-Free Funds may not:

         1. Purchase or sell commodity contracts (including futures contracts with respect to the Arizona Tax-Free and National Tax-Free Funds), or invest in oil, gas or mineral exploration or development programs, except that each Fund, to the extent appropriate to its investment objective, may purchase publicly traded securities of companies engaging in whole or in part in such activities, and provided that the Intermediate Bond and Oregon Tax-Free Funds may enter into futures contracts and related options.

         2. Purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

         3. Purchase securities of companies for the purpose of exercising control.

         4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

         5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting.

         1014
         6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Oregon Tax-Free Fund may enter into transactions in futures contracts and related options, and except that the Intermediate Bond Fund may enter into transactions in options on securities, futures contracts and options on futures contracts.

         7. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this SAI or in its Prospectus are not deemed to be pledged for purposes of this limitation.

         The Intermediate Bond Fund may not:

         1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

         2. Purchase any securities that would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         3. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

         4. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and
(b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         As a matter of non-fundamental policy (which may be changed without shareholder vote), the Intermediate Bond Fund may not (i) invest in mineral leases and (ii) purchase, hold or deal in real estate limited partnerships.

         1015
         The Arizona, National and Oregon Tax-Free Funds may not:

         1. Purchase securities on margin, make short sales of securities or maintain a short position, except that the Funds may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and except that this limitation shall not apply to the Oregon Tax-Free Fund's transactions in futures contracts and related options.

         2. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable.

         3. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

         The Oregon Tax-Free Fund may not:

         1. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         2. Purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

         The Arizona Tax-Free Fund may not:

         1. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a)

         1016
up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         2. Purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

         The National Tax-Free Fund may not:

         1. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         2. Purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in municipal obligations with similar characteristics (such as private activity bonds where the payment of principal and interest is the ultimate responsibility of issuers in the same industry, pollution control revenue bonds, housing finance agency bonds or hospital bonds) or the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, the District of Columbia, and their respective agencies, authorities, instrumentalities or political subdivisions.

         1017
         The California Tax-Free Income Fund may not:

             (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), and (ii) obligations of the United States Government, its agencies or instrumentalities.

             (2) Purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts).

             (3) Purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

             (4) Underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting.

             (5) Make investments for the purpose of exercising control or management.

             (6) Issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets, but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets.

             (7) Write, purchase or sell puts, calls, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

             (8) Make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets provided that, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering.

             With respect to fundamental investment policy (8), the Fund does not intend to loan its portfolio securities during the coming year.

             The California Tax-Free Income Fund is subject to the following non-fundamental policies (which may be changed without shareholder vote).

         1018
             (1) The Fund may not purchase or retain securities of any issuer if the Officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

             (2) The Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

             (3) The Fund may not purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

             (4) The Fund may not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

             (5) The Fund may invest not more than 5% of its net assets at the time of purchase in warrants, and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange.

             (6) The Fund will not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

             (7) The Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies that have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax. However, the Fund's investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

         1019
         The California Tax-Free Bond Fund may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers) and (ii) obligations of the United States Government, its agencies or instrumentalities;

             (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions with regard to the Fund and except for margin payments in connection with options, futures and options on futures or make short sales of securities;

             (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

             (5) make investments for the purpose of exercising control or management;

             (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); or

             (7) write, purchase or sell puts, calls, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.


             The California Tax-Free Bond Fund is subject to the following non-fundamental policies (which may be changed without shareholder vote):

             (1) The Fund may not purchase or retain securities of any issuer if the officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities.

             (2) The Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

         1020
             (3) The Fund may not purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

             (4) The Fund may not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

             (6) The Fund may not invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days or other illiquid securities (including restricted securities).

             In addition, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies. However, the Fund's investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. These unaffiliated investment companies must have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax.

         The Balanced, Equity Value and Government Money Market Mutual Funds, except as indicated, may not:

         1. With respect to the Government Money Market Mutual Fund, invest more than 10% of the aggregate value of its total assets in investments that are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days, variable- and floating-rate demand notes requiring receipt of principal note amount on more than seven days notice and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange).

         2. Borrow money or pledge or mortgage its assets, except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by a Fund while any such borrowings exist).

         3. Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in the Prospectuses or the SAI. No Fund will invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such

         1021
investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by a Fund, exceeds 10% of the value of its total assets.

         4. Invest in companies for the purpose of exercising control or management.

         5. Knowingly purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) the Funds listed above except the Government Money Market Mutual Fund may invest up to 10% of their net assets in shares of other investment companies.

         6. Invest in real property (including limited partnership interests), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions.

         7. Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by a Fund would exceed 10% of the value of the Fund's total assets.

         8. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

         9. Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

         10. Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         11. Mortgage, pledge, or hypothecate any of its assets, except as described in Investment Restriction No. 2.

         12. Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, its adviser, the sponsor, or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

         13. Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of a Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges.

         14. Write, purchase or sell puts, calls or combinations thereof, except that all Funds listed above except the Government Money Market Mutual Fund may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, no Fund will invest more than 5% of its total assets in these classes of securities.

         1022
         15. Invest more than 5% of the current value of its total assets in the securities of companies that, including predecessors, have a record of less than three years' continuous operation.


         The Prime Money Market Mutual and the Treasury Money Market Mutual Funds may not:

         1. Purchase common stocks, and with respect to the Treasury Money Market Mutual Fund, voting securities, (with respect to the Prime Money Market Mutual Fund including preferred stocks, warrants or other equity securities and, with respect to the Treasury Money Market Mutual Fund, including state, municipal or industrial revenue bonds) except for securities of other investment companies.

         2. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Neither Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, each Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets.

         3. Mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of a Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this investment restriction.

         4. Purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, for the Treasury Money Market Mutual Fund, maintain a short position.

         5.  Write put or call options.

         6. Underwrite the securities of other issuers, except as a Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

         7. Invest in companies for the purpose of exercising control.

         8. Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements.

         9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act.

         10. Lend its portfolio securities in excess of one-third of the value of its total assets.

         1023
         As a non-fundamental policy (which may be changed without shareholder vote), any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors, and the Fund will maintain collateral of the borrower equal at all times to at least the current market value of the securities loaned.

         11. Purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (with respect to the Treasury Money Market Mutual Fund, such obligations only include U.S. Treasury obligations) and repurchase agreements secured by such obligations, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested in any securities without regard to this 5% limitation.

         12. Purchase any securities that cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to: (a) instruments that are issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (b) with respect to the Prime Money Market Mutual Fund, instruments issued or guaranteed by U.S. banks and U.S. branches of foreign banks (provided that, with respect to U.S. branches of foreign banks, such branches are subject to the same regulations as domestic branches of U.S. banks and, with respect to foreign branches of U.S. banks, the domestic parent is unconditionally liable in the event that the foreign branch fails to pay on its instruments for any reason); and (c) repurchase agreements secured by the instruments described in clause
(a) and, with respect to the Prime Money Market Mutual Fund, clause (b).

         The Prime Money Market Mutual Fund may not:

         Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil or gas interests, but this restriction shall not prevent the Fund from investing directly or indirectly in instruments secured by real estate or interests therein.

         The Treasury Money Market Mutual Fund may not:

         1.  Purchase or sell real estate.

         2. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs.


         If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days) and the Funds will not at any time hold more than

         1024
15% (10% in the case of the Money Market Funds) of their net assets in illiquid securities. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

         In addition, in accordance with current SEC regulations, the Money Market Funds intend, as a non-fundamental policy, to limit their respective investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) to not more than 5% of the value of their respective total assets at the time of purchase, except for 25% of the value of their respective total assets which may be invested in any one issuer for a period of up to three business days.

         The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that such a commitment is no longer in the best interests of the Fund involved and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

         Pursuant to state securities regulations, the Treasury Money Market Mutual Fund has undertaken the following non-fundamental investment limitation: the Fund will not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets (included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges) except that warrants acquired by the Fund at any time in units or attached to securities are not subject to this limitation. Investors should note, however, that neither the Prime Money Market Mutual Fund nor the Treasury Money Market Mutual Fund currently intends to purchase any warrants whatsoever, or to acquire any put option that may be sold, transferred or assigned separately from the underlying security.

         For purposes of determining industry classifications of issuers, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry). In accordance with the current views of the staff of the SEC and as a matter of nonfundamental policy that may be changed without a vote of shareholders, a Fund will treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

         The Prospectuses discuss the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment

         1025
policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

         U.S. Government Obligations. Each Fund may invest in various types of U.S. Government obligations in accordance with the policies described in its Prospectus. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government- sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

         Repurchase Agreements. Each New Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by a Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and such Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Funds may enter into repurchase agreements only with respect to securities of the type in which such Fund may invest, including government securities and mortgage-related securities, regardless of their remaining

         1026
maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each New Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

         The Prime and Treasury Money Market Mutual Funds may engage in a repurchase agreement with respect to any security in which they are authorized to invest, including U.S. Treasury STRIPS, although the underlying security may mature in more than thirteen months.


        Bank Obligations. Each New Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face

         1027
amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

         Commercial Paper. The Funds may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

         Investment Company Securities. Each Fund may invest in securities issued by other open-end management investment companies which principally invest in securities of the type in which such Fund invests. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses and the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The California Funds may invest in such securities in accordance with their respective investment policies.

         Floating- and Variable-Rate Obligations. The Funds may purchase floating- and variable-rate obligations as described in the Prospectuses. Each Fund may purchase floating- and variable-rate demand notes and bonds. For the Money Market Funds, these obligations ordinarily have stated maturities in excess of thirteen months, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund,

         1028
considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% (10% for each of the Money Market Funds) of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

         Floating- and variable-rate demand instruments acquired by the Arizona, National and Oregon Tax-Free Funds may include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide these Funds with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the adviser has determined meets the prescribed quality standards for these Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.


         Loans of Portfolio Securities. In accordance with the policies described in their Prospectuses, the Funds (except the Arizona, National and Oregon Tax-Free Funds) may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund. The Treasury Money Market Mutual Fund does not currently intend to lend its portfolio securities.

         The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high- quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

         Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. Each Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but

         1029
delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

         Securities purchased on a when-issued or forward commitment basis and certain other securities held in a Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of each Fund consisting of cash or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Funds' custodian bank. Purchasing securities on a forward commitment basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of such Fund's total net assets and its net asset value per share. In addition, because a Fund will set aside cash and other high quality liquid debt securities as described above the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect. The California Tax-Free Bond Fund does not intend to invest more than 5% of its net assets in such securities during the coming year.

         Unrated Investments. The California Tax-Free Bond and California Tax-Free Income Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by such Fund. After purchase, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by these Funds. Neither event will require a sale of such security by the Funds. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

         1030
         Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the California Tax-Free Bond and California Tax-Free Income Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Funds may be used for letter of credit-backed investments.

         Pass-Through Obligations. Certain of the debt obligations which the California Tax-Free Bond and California Tax-Free Income Funds may purchase may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass- through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Funds. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass- through obligations. The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

         Mortgage-Backed Securities. As stated in the Prospectuses, certain Funds may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage- backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

         There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that

         1031
adviser's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

         Asset-Backed Securities. To the extent described in the Prospectuses, the Funds may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset- backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         Municipal Obligations. Municipal obligations in which a Fund may invest subject to the investment policies disclosed in its Prospectus include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

         The two principal classifications of municipal obligations that may be held by a Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. A Fund's portfolio may also include "moral obligation" securities, which are issued normally by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

         There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

         Private activity bonds are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Private activity bonds include industrial development bonds, which are a specific type of revenue bond backed by the credit and security of a
private user.   The credit

         1032
quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered municipal obligations if the interest received thereon is exempt from federal income tax but nevertheless subject to the federal alternative minimum tax. Neither California Fund may invest 25% or more of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

         The Tax-Free Funds may also purchase short-term General Obligation Notes, Tax Anticipation Notes ("TANS"), Bond Anticipation Notes ("BANs"), Revenue Anticipation Notes ("RANs"), Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues, and are usually general obligations of the issuer.

         TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

         BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

         RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

         As stated in the Prospectuses, the adviser, under the supervision of the Board, makes determinations concerning the liquidity of a municipal lease obligation based on all relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be

         1033
considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation"); and (5) the legal recourse in the event of failure to appropriate.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, with respect to Arizona, California and Oregon obligations, the Funds cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or Arizona, California and Oregon obligations, specifically, for investment by a Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund involved would re- evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

         Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Free Funds may, from time to time, invest more than 25% of their assets in municipal obligations covered by insurance policies.

         As stated in the Prospectus, the Intermediate Bond Fund may, when deemed appropriate by the adviser in light of the Fund's investment objective, invest in obligations issued by state and local governmental issuers. Dividends paid by the Intermediate Bond Fund that are derived from interest of municipal obligations would be taxable to the Fund's shareholders for federal income tax purposes.

         The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of

         1034
outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

         Investments in Warrants. Although they have no present intention to do so, the Balanced, Equity Value, California Tax-Free Bond and California Tax-Free Income Funds may each invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Funds may invest directly.

         Stand-By Commitments. The Arizona, National and Oregon Tax-Free Funds may acquire stand-by commitments with respect to municipal obligations held by such Funds. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest that the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instrument.

         Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

         Each Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the adviser's opinion, present minimal credit risks. Each Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

         Each Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying municipal obligations, which will continue to be valued in accordance with the ordinary method of valuation

         1035
employed by the Funds. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value.

         Foreign Securities. Because certain Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

         The Equity Value and Balanced Funds may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         The Equity Value and Balanced Funds may also invest in ADRs. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars, although the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which could reduce the yield on such securities. Some institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository may be required to provide under its contractual arrangement with the issuer.

         Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments

         1036
in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

         Options Trading. Certain Funds may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The Intermediate Bond Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

         The Funds may also write covered call and secured put options from time to time as the adviser deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by the Intermediate Bond Fund will not exceed 25% of the value of its net assets. The use of covered call options and securities put options will not be a primary investment technique of the Intermediate Bond Fund, and they are expected to be used infrequently. If the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

         A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or

         1037
other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

         A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

         When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

         1038
         There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         Stock Index Futures Contracts and Options on Stock Index Futures Contracts The Equity Value and Balanced Funds may participate in stock index futures contracts and options on stock index futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also changes. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract realizes a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser realizes a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller recognizes a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser realizes a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

         1039
         Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that the Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund may purchase a stock index futures contract to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund realizes a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

         The Equity Value and Balanced Funds may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Funds may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Funds could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

         Wells Fargo Bank expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of a Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Funds may liquidate the put options they have purchased by effecting a closing sale transaction rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Funds will be able to effect the closing sale transaction. The Funds realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Funds realize a loss.

         Borrowing and Reverse Repurchase Agreements. Each Fund intends to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of its net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value

         1040
of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         Nationally Recognized Statistical Ratings Organizations. The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

         The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

         Rule 144A. It is possible that unregistered securities, purchased by the Prime Money Market Fund in reliance upon Rule 144A under the Securities Act of 1933, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.


         SPECIAL CONSIDERATIONS AFFECTING ARIZONA MUNICIPAL OBLIGATIONS

         The concentration of the Arizona Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

         Under its constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions that are subject to annual

         1041
renewal at the option of the State. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases which are subject to annual appropriation at the option of the local government.

         There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in the State without voter approval. This restriction does not apply to taxes levied to pay general obligation debt.

         There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval, or to restructure the State's revenue mix among sales, income, property and other taxes. It is possible that if any such proposals were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

         Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, at various times in the past, utilized a combination of spending reductions or reductions in the rate of growth in spending, and tax increases. In recent years, the State's fiscal situation has improved even while tax reduction measures have been enacted each year since 1992. In 1992, Arizona voters passed a measure that requires a two-thirds vote of the legislature to increase state revenue. Accordingly, it will be more difficult to reverse tax reductions, which may adversely affect state fund balances and fiscal conditions over time.

         Arizona state government general fund revenue growth in fiscal year 1996 is forecast to increase just 4.1%, although growth would be projected at 10.9% but for legislative changes, principally an income tax reduction measure enacted in 1995. The 6.8% adjusted projected increase in sales tax revenue, adjusted for reductions resulting from legislative changes, reflects continued strong economic growth in the state. With revenue growth outpacing increased expenditures, the state general fund is projected to end fiscal year 1996 with a total general fund balance of approximately $579 million. The amount of this balance is approximately 12.5% of total general fund expenditures for fiscal year 1996. Included in the total balance is a general fund ending balance of approximately $347 million, and a budget stabilization ("rainy day") fund balance of approximately $232 million.

         The fiscal year 1997 budget adopted by the legislature assumes that the total general fund balance carried forward from fiscal year 1996 will be drawn down by approximately $230 million during the course of fiscal year 1997. Based on this assumption, the total general fund balance at the end of fiscal year 1997 should be lower than for fiscal year 1996.

         1042
         Additionally, the 1995 legislature enacted a $200 million income tax reduction package, and the 1996 legislature enacted a $200 million property tax reduction package. There may be additional legislative activity during 1997 in the area of tax reform and school finance, and the 1998 general election ballot may include one or more questions related to these issues and the State's tax structure generally. The outcomes of any legislative actions or election issues of this nature may adversely affect State fund balances and fiscal conditions.

         Arizona has a diversified economic base that is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism, and the military. Agriculture, which was at one time a major sector, now plays a much smaller role in the State's economy. For several decades, the population of the State has grown at a substantially higher rate than the population of the United States. While the State's economy flourished during the early 80's, a substantial amount of overbuilding occurred, adversely affecting Arizona-based financial institutions, many of which were placed under the control of the Resolution Trust Corporation. Spillover effects produced further weakening in the State's economy. The Arizona economy has begun to grow again, albeit at a slower pace than experienced before the real estate collapse. The North American Free Trade Agreement is generally viewed as beneficial to the State. However, current and proposed reductions in federal military expenditures may adversely affect the Arizona economy.

       SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS

         Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

         The California Economy and General Information. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

         The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that

         1043
expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993.

         The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."
         However, since the start of 1994, California's economy has been recovering steadily. Employment has grown in excess of 500,000 during 1994 and 1995, and is expected to continue to grow in 1996. Because of the improving economy and the California's fiscal austerity, the state has had operating surpluses for its past four consecutive fiscal years through 1996-97 and has forecast a balanced 1996-97 fiscal year budget. In addition, the SFEU was projected to have a small negative balance of approximately $70 million as of June 30, 1996, all but eliminating the accumulated budget deficit of the early 1990's, and a modest reserve of $305 million, as of June 30, 1997. For these and other reasons, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 30, 1996.

         Local Governments. On December 6, 1994, Orange County, California became the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995, California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy.

         On January 17, 1994, an earthquake of the magnitude of an estimated
6.8 on the Richter Scale struck Los Angeles County, California causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In August 1995, the credit rating of the county's long term bonds was downgraded for the third time since 1992.
Although the county has received federal and state assistance, it is still facing a potential budget gap of approximately $1 billion in the 1996-97 fiscal year. Even though the state has no existing

         1044
obligations with respect to either Orange County or Los Angeles County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

         State Finances. The moneys of California are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

         The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

         Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1996, the General Fund had outstanding loans from the SFEU and other Special Funds of approximately $1.5 billion.

         Changes in California Constitutional and Other Laws. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

         In 1988, California voters approved "Proposition 98," which amended
Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which

         1045
was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.

         Other Information. Certain debt obligations held by the California Tax-Free Funds may be obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a California Tax-Free Fund would not be paid in a timely manner.

         Certain debt obligations held by the California Tax-Free Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

         There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

                                     * * *

         The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.


         SPECIAL CONSIDERATIONS AFFECTING OREGON MUNICIPAL OBLIGATIONS

         The concentration of the Oregon Tax-Free Fund in Oregon obligations raises additional considerations for investors in that portfolio, as discussed below.

         1046
         State Bonds and Revenues

         As of September 1, 1996, $3.64 billion in general obligation bonds issued by the State of Oregon and its agencies and instrumentalities were outstanding, including $125.1 million in general obligation bonds supported by the budget for the State's general fund and $3.52 billion of self-supporting general obligation bonds. The State's self- supporting general obligation bonds include $2.90 billion of State veteran's bonds, which, in the event of poor economic conditions resulting in an increased number of mortgage defaults, could cease to be self-supporting. All of the existing and outstanding general obligation bonds of the State have been issued under specific State constitutional provisions that authorize the issuance of such bonds and provide authority for ad valorem taxation to pay the principal of and interest on such bonds. With the exception of the veteran's bonds, for which no more than two mills on each dollar valuation may be levied to pay principal and interest, the authority of the State to tax property for the payment of its general obligation bonds is unlimited. Since at least 1950, the State has not imposed ad valorem tax for the payment of any of its obligations because other revenues, including those generated by the self-supporting bonds, have been sufficient.

         In addition to general obligation bonds, various State statutes authorize the issuance of State revenue bonds and certificates of participation. These limited obligations of the State or its agencies or instrumentalities may be payable from a specific project or source, including lease rentals. The State is not authorized to impose ad valorem taxes on property for the payment of principal and interest on these bonds, so they are more sensitive to changes in the economy. There can be no assurance that future economic problems will not adversely affect the market value of Oregon obligations held by the Fund or the ability of the respective obligors (both private and governmental) to make required payments on such obligations.

         Oregon does not have a sales tax. As a result, State tax revenues are particularly sensitive to economic recessions. The principal sources of State tax revenues are personal income and corporate income taxes. In the legislatively adopted budget for the 1995-97 biennium, approximately 96.6% of the State's revenues for the 1995-97 biennium were projected to come from combined income taxes, insurance taxes, gift and inheritance taxes, and cigarette and tobacco taxes. Since 1983 State revenues have improved substantially, and in recent years the State has granted tax refunds because of budget surpluses, as required by statute. The State's September 1, 1996 economic and revenue forecast predicts that State General Fund revenues for the 1995-97 biennium will exceed the legislatively approved budget forecast by approximately $331.6 million (or 4.8%).

         The Economy

         Oregon's economy is projected to maintain a substantial portion of its momentum through the end of 1997. Oregon remains one of the fastest growing states in the country. High technology manufacturing and the service sector are the primary engines driving the State economy. Despite the positive overall tone at year end, there were definite signs of slowing in the construction and the national/international semiconductor industry.

         1047
         The Oregon economy appears to have ample momentum to continue growing through 1997, though the pace is likely to be slower than the previous two-year period. Expansion of the State's semiconductor industry and its suppliers will likely remain the key engine driving growth in the State. Rising wages and a continuing flow of new residents are expected to generate jobs in the State's service and trade sectors. The primary factors likely to slow growth over the next two years are dwindling supply of skilled labor and flattening of the construction boom.

         Oregon's income, employment and population are expected to increase faster than the country as a whole over the 1995 to 2003 period as they have since 1987. However, job growth is expected to slow in 1996 and 1997. The State's population is projected to grow by 13.5 percent between 1995 and 2003, a gain of 422,000 people.

         Oregon has successfully restructured from an economy highly dependent on the timber industry to one in which high technology manufacturing and services also play a prominent role. The fundamentals appear to be in place for the State to continue growing faster than the overall U.S. economy through 2001. Despite the generally favorable long-term outlook, rising housing and labor costs are expected to begin pushing the State's growth rate back toward the national average. Moreover, the State's growing dependence on the semiconductor industry is likely to lead to some unstable conditions as the industry expands and contracts in response to national and international pressures.

         Recent Environmental Developments

         In 1991 and 1992, in response to concerns over diminishing salmon runs, three populations of Snake River salmon were placed on the Endangered Species list. More recently, the National Marine Fisheries Service and the U.S. Fish and Wildlife Service have commenced status reviews of hundreds of additional salmon and trout populations in the Columbia Basin and throughout Western Oregon. The Snake River salmon listings have already had substantial economic impacts, primarily through increased electricity rates and related impacts on rate-sensitive industries such as the aluminum industry. Efforts to protect salmon and steelhead populations may eventually affect a wide variety of industrial, recreational and land use activities, with corresponding impacts on long-term economic growth; however, the magnitude and extent of any future environmental action is impossible to predict at this time. The State's economic forecasts do not address the potential impact of endangered species problems on Oregon's economy.

         Recent Developments Affecting Government Revenues.

         Ballot Measure 5. Article XI, section 11b of the Oregon Constitution, adopted by Oregon's voters in November 1990 ("Ballot Measure 5"), imposes an aggregate limit on the rate of property taxes, including ad valorem taxes, that may be levied against any real or personal property. The limit is subject to certain exceptions and is being phased in over a five-year period. Beginning with the tax year that starts on July 1, 1996, the final year of the phase-in period, not more than $15 per $1,000 of real market value can be levied against any piece of property. Of this amount, $5 may be used for public education, and the remaining $10 may be used for general governmental purposes.

         1048
         The limitations of Ballot Measure 5 do not apply to taxes imposed to pay the principal of and interest on bonded indebtedness authorized by a specific provision of the State Constitution. Therefore, the ability of the State to levy taxes to service its constitutionally authorized general obligation bonds is not subject to the limit. In addition, because the State currently receives its revenues from sources other than property taxes, Ballot Measure 5 has not directly affected State revenues.

         The tax limitations of Ballot Measure 5 do not apply to user fees, licenses, excise or income taxes and incurred charges for local improvements. Since 1990 local governments have begun to rely more heavily on such fees and taxes to finance certain services and improvements.

         Ballot Measure 5 has controlled the growth of local property tax revenues since its adoption. Although the growth in local property valuations during the period 1991 to 1995 has somewhat mitigated the potential impacts of Ballot Measure 5, revenues of local government units in Oregon have generally been adversely affected by the adoption of Ballot Measure 5. This appears to be particularly true with respect to school districts operating revenues.

         Ballot Measure 5 required the State to replace a substantial portion of the lost revenues of local school districts through the end of fiscal year 1995-96. Although this obligation has now expired, the extent of revenue loss perceived to have been incurred by local school districts indicates that the State may continue to provide significant revenue relief to these governmental units. In addition, the provisions of the initiative known as Ballot Measure 47, as defined and discussed below, is expected to also result in the State making further financial assistance available to certain units of local government as a result of further restrictions and limitations placed upon the ability of units of local government to generate revenues through Oregon's system of ad valorem property taxation.

         Ballot Measure 47. At the November 5, 1996 general election, the voters of the State of Oregon approved a constitutional amendment creating new sections 11g, 11h, 11i and 11j within Article XI of the Oregon Constitution. The initiative proposing these amendments was commonly referred to as "Ballot Measure 47" or "Cut and Cap."

         Ballot Measure 47 will generally reduce the revenues of local governments available from ad valorem property taxes starting on July 1, 1997. For fiscal year 1997-98, the amount of tax which may be collected from each property subject to taxation is limited to the lesser of the amount due for fiscal year 1995-96 reduced by ten percent (10%) or the amount due for fiscal year 1994-95. Future increases in annual ad valorem property taxes which can be collected from each property subject to taxation are limited to three percent (3%) unless certain exceptions apply. Ballot Measure 47 also contains provisions limiting local governments' ability to shift activities previously funded in whole or in part from ad valorem property tax revenues to a user fee or other form of non-ad valorem property tax basis. One of the exceptions is for taxes levied to pay bonded indebtedness which has been approved by the voters in accordance with certain specific and new guidelines contained in Ballot Measure 47.

         1049
         By its terms, Ballot Measure 47 does not affect the revenues of governmental units which do not rely upon the collection of ad valorem property taxes, such as the State, or governmental operations which are supported solely from user fees and charges, such as many municipal utilities. However, its revenue reducing provisions are expected to create new financial burdens on the State revenue resources as well as on the revenue resources of units of government which levy and collect ad valorem property taxes. Such burdens are expected to arise, at least in part, from the potential need for the State to assist units of local government adversely affected by the implementation of Ballot Measure 47. Although the actual impact of Ballot Measure 47 on a particular unit of local government cannot presently be determined because the methodology for applying its provisions to individual properties has not yet been established, it is anticipated that the general fund operations of many local government units will be materially adversely affected by its revenue reduction and revenue growth limiting provisions.

         The Initiative Process. The Oregon Constitution reserves to the people of the State initiative and referendum power pursuant to which measures designed to amend the State Constitution or enact legislation, can be placed on the statewide general election ballot for consideration by the voters. "Referendum" generally means measures referred to the electors by a legislative body such as the State Legislative Assembly or the governing body of a city, county or other political subdivision, while "initiative" generally means a measure placed before the voters as a result of a petition circulated by one or more private citizens.

         Any person may file a proposed initiative with the Oregon Secretary of State's office. The Oregon Attorney General is required by law to draft a proposed ballot title for the initiative, and interested parties may submit comments on the legal sufficiency of the proposed ballot title and on whether the proposed initiative complies with a "one subject only" rule for initiative measures. After considering any public comments, the Attorney General must either certify or revise the draft ballot title. In general, any elector who timely submitted written comments on the draft ballot title may petition the Oregon Supreme Court seeking a revision of the certified ballot title.

         To have an initiative placed on a general election ballot, the proponents of the proposed initiative must submit to the Secretary of State initiative petitions signed by a number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor in the most recent gubernatorial election. The initiative petition must be filed with the Secretary of State not less than four months prior to the general election at which the proposed measure is to be voted. State law permits persons circulating initiative petition to pay money to persons obtaining signatures for the petition.

         Over the past decade Oregon has witnessed increasing activity in the number of initiative petitions that have qualified for the statewide general election. As of December 1, 1996, no initiatives had qualified to be placed on the November 1998 general election ballot. In recent years, a number of initiatives involving the fiscal operations of the State were proposed and placed on the ballot. Several of these initiatives have been approved by the voters and have had or will have a significant impact on the fiscal operations of the State and local governments. See "Recent Developments Affecting Government Revenues - Ballot Measure 5 and Measure 47." Other

         1050
initiatives, had they been approved by the voters, also may have had significant impacts on the fiscal operations of the State.

         It is difficult to predict with certainty either the likelihood of a proposed initiative measure obtaining the required number of valid initiative petition signatures or the likelihood of an initiative that has acquired the necessary number of valid signatures being approved by the voters. There can be no assurance that additional initiatives that will have a material adverse impact on the financial condition of the State or units of local government or the State's or units of local government's ability to collect the revenues required to repay their general obligation bonds, revenue bonds or other obligations will not be proposed, placed on the ballot, or be approved by the voters.

         Judicial challenges seeking interpretations and clarifications of the scope and application of Ballot Measure 5 continue to be filed. It is anticipated that the passage of Measure 47 will also require substantial judicial interpretation of its meaning and application. If it is judicially determined that certain statutes adopted by the Oregon legislature to implement Ballot Measure 5 or statutes expected to be adopted relating to Measure 47 do not adequately implement the restrictions contained in that measure, local governments may have to seek new funding sources for certain items which have been traditionally financed in part through the issuance of voter approved ad valorem tax supported indebtedness.

         The Oregon Bond Market. There is a relatively small active market for municipal bonds of Oregon issuers other than the general obligations of the State itself, and the market price of such other bonds may therefore be volatile. If the Oregon Tax-Free Fund were forced to sell a large volume of Oregon Obligations owned by it for any reason, such as to meet redemption requests for a large number of its shares, there is a risk that the large sale itself would adversely affect the value of the Oregon Tax-Free Fund's portfolio.


                                   MANAGEMENT

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                             Principal Occupations
Name, Age and Address                         Position                       During Past 5 Years
---------------------                         --------                       ---------------------
Jack S. Euphrat, 74                           Director                       Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                           Director,                      Senior Vice President

         1051

                                              Chairman and                   of Stephens; Manager
                                              President                      of Financial Services
                                                                             Group; President of
                                                                             Stephens
                                                                             Insurance Services
                                                                             Inc.; Senior Vice
                                                                             President of Stephens
                                                                             Sports Management
                                                                             Inc.; and President of
                                                                             Investor Brokerage
                                                                             Insurance Inc.

Thomas S. Goho, 54                            Director                       T.B. Rose Faculty
321 Beechcliff Court                                                         Fellow-Business,
Winston-Salem, NC  27104                                                     Wake Forest University
                                                                             Calloway School, of
                                                                             Business and
                                                                             Accountancy; Associate
                                                                             Professor of Finance
                                                                             of the School of
                                                                             Business and
                                                                             Accounting at Wake Forest
                                                                             University since 1983.

Joseph N. Hankin, 55                          Director                       President, Westchester
75 Grasslands Road                                                           Community College since
Valhalla, N.Y. 10595                                                         1971; President of Hartford
(appointed as of September 6, 1996)                                          Junior College from 1967 to
                                                                             1971; Adjunct Professor of
                                                                             Columbia University
                                                                             Teachers College since
                                                                             1976.

*W. Rodney Hughes, 70                         Director                       Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                           Director                       Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                          Director                       Private Investor; Real Estate
10 Legrae Street                                                             Developer; Chairman
Charleston, SC 29401                                                         of Renaissance
                                                                             Properties Ltd.;
                                                                             President of  Morse

         1052

                                                                             Investment
                                                                             Corporation; and Co-
                                                                             Managing Partner of
                                                                             Main Street Ventures.

Richard H. Blank, Jr., 40                     Chief                          Associate of
                                              Operating                      Financial Services
                                              Officer,                       Group of Stephens;
                                              Secretary and                  Director of Stephens
                                              Treasurer                      Sports Management
                                                                             Inc.; and Director of
                                                                             Capo Inc.

         1053
                               COMPENSATION TABLE

                                                          Year Ended                            Period Ended
                                              ---------------------------------       ----------------------------------
                                                       December 31, 1995                     September 30, 1996
                                              ---------------------------------       ----------------------------------
                                                                      Total                                  Total
                                                Aggregate         Compensation         Aggregate          Compensation
                                              Compensation      from Registrant       Compensation       from Registrant
                                                  from              and Fund              from               and Fund
                     Name and Position         Registrant           Complex            Registrant            Complex
                     -----------------        ------------      ---------------       ------------       ---------------
                      Jack S. Euphrat            $10,188            $39,750              $9,750              $29,250
                         Director

                      *R. Greg Feltus             $-0-               $-0-                 $-0-                $-0-
                         Director

                       Thomas S. Goho            $10,188            $39,750              $9,750              $29,250
                         Director

                      Joseph N. Hankin             N/A                N/A                 $-0-                $-0-
                          Director

                       *Zoe Ann Hines             $-0-               $-0-                 $-0-                $-0-
                         Director
                      (resigned as of
                     September 6, 1996)

                     *W. Rodney Hughes            $9,438            $37,000              $8,250              $24,750
                          Director

                      Robert M. Joses             $9,938            $39,000              $9,750              $29,250
                          Director

                      *J. Tucker Morse            $8,313            $33,250              $8,250              $24,750
                          Director



         Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and

         1054
Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

         As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.


         INVESTMENT ADVISER. The Funds are advised by Wells Fargo Bank pursuant to an advisory contract for each Fund under which Wells Fargo Bank has agreed to furnish investment guidance and policy direction in connection with the daily portfolio management of the Fund. The Company's Board of Directors approved advisory contracts with Wells Fargo Bank on behalf of each Fund. Pursuant to the advisory contracts, Wells Fargo Bank also has agreed to furnish to the Board of Directors periodic reports on the investment strategy and performance of each Fund.

         Wells Fargo Bank has agreed to provide to the Funds, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest-rate and security market trends, portfolio composition, credit conditions and, average maturities of each Fund. As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below, of the average daily value of each Fund's net assets during the preceding month.

                                                            Annual Rate
  Fund Name                                        (as percentage of net assets)
  ---------                                        -----------------------------
 o     Arizona Tax-Free                                     0.50%
 o     Balanced                                             0.60%
 o     California Tax-Free Bond                             0.50%
 o     California Tax-Free Income                           0.50%
 o     Equity Value                                         0.50%
 o     Government Money Market Mutual                       0.25%
 o     Intermediate Bond                                    0.50%
 o     National Tax-Free                                    0.50%
 o     Oregon Tax-Free                                      0.50%
 o     Prime Money Market Mutual                            0.25%
 o     Treasury Money Market Mutual                         0.25%

         1055
         The advisory contracts continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of a Fund's outstanding voting securities or (ii) by the Company's Board of Directors and by a majority of the Directors of the Company who are not parties to the advisory contracts or "interested persons" (as defined in the 1940 Act) of any such party. The advisory contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

      For the period ended September 30, 1996, and the years ended December 31, 1995, 1994 and 1993, the California Funds paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:

                        September 30, 1996      December 31, 1995     December 31, 1994        December 31, 1993
                        ------------------      -----------------     -----------------        -----------------
                          Fees      Fees        Fees        Fees      Fees       Fees         Fees        Fees
       Fund               Paid     Waived       Paid       Waived     Paid      Waived        Paid       Waived
       ----               ----     ------       ----       ------     ----      ------        ----       ------
California Tax-Free   $1,202,280      $-0-   $1,542,893       -0-   $368,134  $1,728,107   $2,157,487          -0-
   Bond
California Tax-Free   $  281,991   $18,321   $  236,632   $31,013       -0-   $  279,496   $   38,402   $  122,967
  Income

      Prior to the Reorganization on September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the predecessor portfolios of Pacifica. As of the date of the Reorganization, Wells Fargo Bank became the adviser to the New Funds. For the fiscal year ended September 30, 1996 the Funds paid the advisory fees indicated below and the indicated amounts were waived. These amounts include advisory fees paid by the predecessor portfolios to FICM/WFIM prior to September 6, 1996.

                            Investment Advisory Fees

                                 Fiscal Year Ended September 30, 1996
                                 ------------------------------------
           Fund                        Fees Paid   Fees Waived
           -----                       ---------   -----------
 o   Arizona Tax-Free                 $   22,457   $   98,300
 o   Balanced                         $  750,323   $    4,608
 o   Equity Value                     $1,378,145         $-0-
 o   Government Money Market Mutual   $  274,640         $-0-
 o   Intermediate Bond                $  227,965   $   39,513
 o   National Tax-Free                     $- 0-   $   67,463
 o   Oregon Tax-Free                  $  173,249   $   57,377
 o   Prime Money Market Mutual        $1,845,269   $1,553,968
 o   Treasury Money Market Mutual     $2,442,922   $2,073,426

         Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. and First Interstate Bank of Washington, N.A. served as co-advisers to the predecessor portfolios of the National Tax-Free Fund; First Interstate Bank of Oregon, N.A. served as adviser to the predecessors of the Intermediate Bond Fund and Oregon Tax-Free Fund; and First Interstate Bank of Arizona, N.A. served as adviser to the predecessor of the Arizona Tax-Free Fund. For the periods ended

         1056
September 30, 1995, May 31, 1995 and May 31, 1994, the prior advisers for these Funds were entitled to receive advisory fees from the Funds at the same annual rates as those that were in effect for WFIM. For these periods, the prior advisers were entitled to receive the following amounts in advisory fees:

                            Investment Advisory Fees

                              Period Ended           Period Ended      Period Ended
Fund                         Sept. 30, 1995*          May 31, 1995       May 31,1994
------------------------------------------------------------------------------------
Arizona Tax-Free                $41,159                $124,904           $128,905
Intermediate Bond               $94,698                $275,948           $318,000
National Tax-Free               $24,173                $ 67,845           $ 57,059
Oregon Tax-Free                 $84,999                $256,430           $269,574

*        The Funds changed their fiscal year from May 31 to September 30.


         For the periods ended September 30, 1995, May 31, 1995 and May 31, 1994, the prior advisers for the predecessors of the Arizona Tax-Free, Intermediate Bond, National Tax-Free and Oregon Tax-Free Funds waived advisory fees and reimbursed expenses in the following amounts:

                        Investment Advisory Fees Waived
                       and Expenses Reimbursed by Adviser

                                Period Ended       Period Ended      Period Ended
Fund                           Sept. 30, 1995*     May 31, 1995       May 31, 1994
----------------------------------------------------------------------------------
Arizona Tax-Free                  $66,373            $166,803          $172,383
Intermediate Bond                 $     0            $      0          $      0
National Tax-Free                 $68,667            $145,244          $141,590
Oregon Tax-Free                   $43,995             $84,770          $104,948

*        The Funds changed their fiscal year from May 31 to September 30.


         Prior to March 18, 1994, the adviser for the Balanced, Equity Value and Government Money Market Mutual Funds was San Diego Financial Capital Management, Inc. ("San Diego Financial"), which was a wholly owned subsidiary of San Diego Trust & Savings Bank ("San Diego Trust"), which in turn was a wholly owned subsidiary of San Diego Financial Corporation ("SDFC"). On that date, SDFC merged into First Interstate Bancorp and San Diego Trust merged into First Interstate Bank of California ("FICAL"). As a result of these transactions, San Diego Financial became an indirect wholly-owned subsidiary of FICAL. On January 12, 1995, San Diego Financial merged into First Interstate Investment Services, Inc., a direct wholly-owned subsidiary of FICAL, which has since changed its name to First Interstate Capital Management, Inc.

         1057
         During the fiscal years ended September 30, 1995 and September 30, 1994, the adviser (and prior adviser, as the case may be) was entitled to receive advisory fees from the Balanced, Equity Value and Government Money Market Mutual Funds at the same annual rates as those currently in effect. For such fiscal years, the adviser (and prior adviser, as the case may be) was entitled to receive the following amounts in advisory fees:

                            Investment Advisory Fees

                                          Year Ended             Year Ended
               Fund                     Sept. 30, 1995         Sept. 30, 1994
-----------------------------------------------------------------------------
Balanced                                   $579,850               $683,626
Equity Value                               $992,870               $953,400
Government Money Market                    $383,269               $442,842

         During the fiscal years ended September 30, 1995 and September 30, 1994, the adviser (or prior adviser, as the case may be) waived advisory fees and reimbursed expenses for the Balanced, Equity Value and Government Money Market Mutual Funds in the following amounts:

                        Investment Advisory Fees Waived
                       and Expenses Reimbursed by Adviser

                                          Year Ended             Year Ended
               Fund                     Sept. 30, 1995         Sept. 30, 1994
-----------------------------------------------------------------------------
Balanced                                      $0                     $0
Equity Value                                  $0                     $0
Government Money Market                       $0                     $0

         During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the advisory fees paid to the adviser by the predecessor portfolios of the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund were as follows:

                         Investment Advisory Fees Paid*

                                     Year Ended           Period Ended         Year Ended
               FUND                 Sept. 30, 1995       Sept. 30, 1994      March 31, 1994
-------------------------------------------------------------------------------------------
Prime Money Market Mutual            $  693,315             $330,715          $737,811
Treasury Money Market Mutual         $1,160,424             $454,029          $900,919

      *These amounts reflect voluntary fee waivers and expense reimbursements by the adviser. Prior to October 1, 1994, all of these fees were, in turn, paid by the adviser to its affiliates which served as sub-investment advisors during the periods indicated.

         1058
         ADMINISTRATOR AND CO-ADMINISTRATOR . The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. The Administration Agreement between Wells Fargo and each Fund, and the Co- Administration Agreement among Wells Fargo, Stephens and each Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of each Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

         For the period ended September 30, 1996, and the fiscal years ended December 31, 1995, 1994 and 1993, the California Funds paid the following dollar amounts of administrative fees to Stephens who, as sole administrator to the Funds for these periods, was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of each Fund's average daily net assets:

                              Administration Fees

                                       Sept. 30,         Dec. 31,          Dec. 31,           Dec. 31,
      Fund                               1996             1995               1994               1993
      ----                               ----             ----               ----               ----
California Tax-Free Bond               $73,687           $93,013           $126,570           $130,939
California Tax-Free Income             $18,371           $16,793           $      0           $  9,912


         Prior to September 6, 1996, the administrator of the Pacifica predecessor portfolios (Furman Selz LLC) provided management and administrative services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, the former administrator was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessors of all such Funds except the Prime Money Market Mutual and Treasury Money Market Mutual Funds (which were administered until April 22, and April 15, 1996, respectively, by the Dreyfus Corporation), at the annual rate of 0.10% of each such Fund's average daily net assets. The tables reflect the net amounts paid (after waivers) for administrative services by the Funds to Stephens as sole administrator to the Funds for the period begun September 6, 1996 and ended September 30, 1996, during which Stephens was entitled to receive a fee, payable monthly, at the
annual rate of 0.05% of each Fund's average daily net assets.   The table also
reflects the net administration fees paid to the respective former administrators of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996.

         1059
                              Administration Fees

                                      Year Ended
            Fund                    September 30, 1996
            -----                   ------------------
 o   Arizona Tax-Free                 $    24,636
 o   Balanced                         $   130,709
 o   Equity Value                     $   240,273
 o   Government Money Market Mutual   $   120,179
 o   Intermediate Bond                $    55,482
 o   National Tax-Free                $    14,138
 o   Oregon Tax-Free                  $    49,627
 o   Prime Money Market Mutual        $ 1,230,872
 o   Treasury Money Market Mutual     $ 1,745,759


         Prior to October 1, 1995, ALPS Mutual Funds Service, Inc. ("ALPS") served as the administrator for the Arizona Tax-Free, Intermediate Bond, National Tax-Free and Oregon Tax-Free Funds. For its administration services, ALPS was entitled to receive the following amounts for the fiscal periods ended September 30, 1995, May 31, 1995 and May 31, 1994:

                              Administration Fees

                             Period Ended         Year Ended        Year Ended
FUND                        Sept. 30, 1995*      May 31, 1995      May 31, 1994
--------------------------------------------------------------------------------
Arizona Tax-Free                $4,116              $12,490           $12,890
Intermediate Bond               $9,470              $27,595           $31,800
National Tax-Free               $2,417              $ 6,785           $ 5,706
Oregon Tax-Free                 $8,500              $25,643           $26,957

*        The Funds changed their fiscal year from May 31 to September 30.

         For the fiscal periods ended September 30, 1995, May 31, 1995 and May 31, 1994, ALPS waived administration fees for the Arizona Tax-Free, Intermediate Bond, National Tax-Free and Oregon Tax-Free Funds in the following amounts:

                           Administration Fees Waived

                                Period Ended           Year Ended         Year Ended
FUND                           Sept. 30, 1995*        May 31, 1995      May 31, 1994
------------------------------------------------------------------------------------
Arizona Tax-Free                   $0                    $    0             $    0
Intermediate Bond                  $0                    $    0             $    0
National Tax-Free                  $0                    $2,018             $4,210
Oregon Tax-Free                    $0                    $    0             $    0

         1060
*        The Funds changed their fiscal year from May 31 to September 30.

         During the fiscal years ended September 30, 1995 and September 30, 1994, Furman Selz was entitled to receive administration services fees from the Balanced, Equity Value, and Government Money Market Mutual Funds in the following amounts:

                              Administration Fees

                                            Year Ended             Year Ended
FUND                                     Sept. 30, 1995          Sept. 30, 1994
-------------------------------------------------------------------------------
Balanced                                     $193,283                 $227,896
Equity Value                                 $330,957                 $317,992
Government Money Market Mutual               $255,512                 $295,228

         For the fiscal years ended September 30, 1995 and September 30, 1994, Furman Selz waived administration fees for the Balanced, Equity Value, and Government Money Market Mutual Funds in the following amounts:

                           Administration Fees Waived

                                            Year Ended             Year Ended
FUND                                     Sept. 30, 1995          Sept. 30, 1994
-------------------------------------------------------------------------------
Balanced                                     $19,328                   $22,808
Equity Value                                 $33,096                   $31,972
Government Money Market Mutual               $25,550                   $29,523


During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the administration fees paid to the Dreyfus Corporation by the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund were as follows:
                              Administration Fees

                                     Year Ended           Period Ended          Year Ended
               FUND                 Sept. 30, 1995       Sept. 30, 1994       Mar. 31, 1994
-------------------------------------------------------------------------------------------
Prime Money Market Mutual               $577,763            $275,596            $614,901
Treasury Money Market Mutual            $921,886            $347,499            $690,137


         SPONSOR AND DISTRIBUTOR. As discussed in each Fund's Prospectus under the heading "Management and Servicing Fees," Stephens serves as each Fund's sponsor and distributor.

         1061
         SHAREHOLDER SERVICING AGENT. As discussed in each Fund's Prospectus under the heading "Shareholder Servicing Agent," the Funds approved Servicing Plans and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. For providing these services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.25% (and with respect to the California Funds, not to exceed 30%), on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under Article III, Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (NASD).

         The dollar amounts of shareholder servicing fees paid by each California Fund to Wells Fargo Bank or its affiliates for the fiscal year ended December 31, 1995 and the period ended September 30, 1996 were as follows:

                          Shareholder Servicing Fees

       Fund                                  Dec. 31, 1995       Sept. 30, 1996(1)
       ----                                  -------------       --------------
California Tax-Free Bond
   Class A                                       $59,642            $  88,029
   Class B                                       $     0            $  11,130

California Tax-Free Income                       $     0            $       0

-----------
(1)   After waivers and reimbursements.

         For the period begun October 1, 1995 and ended September 5, 1996, and under similar service agreements, payments were made to First Intestate Bancorp for the following funds, except that for the same period, and under similar service agreements with certain institutions, including affiliates of FICM, payments were made to various institutions for the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates. The indicated classes of each Fund paid the following shareholder servicing fees for the year ended September 30, 1996:

                         Shareholder Servicing Fees(1)
                         -----------------------------
                                                                  Year Ended
      Fund                                                   September 30, 1996
      -----                                                  ------------------
 Arizona Tax-Free                      Class A                    $   429
                                       Class B                      N/A

 Balanced                              Class A                    $76,743

         1062

                                           Class B        N/A

 Equity Value                              Class A   $ 36,350
                                           Class B        N/A

 Government Money Market Mutual                      $155,369

 Intermediate Bond                         Class A   $    379
                                           Class B        N/A

 National Tax-Free                         Class A       $-0-
                                           Class B        N/A

 Oregon Tax-Free                           Class A   $ 49,136
                                           Class B        N/A

 Prime Money Market Mutual                 Class A   $801,388

 Treasury Money Market Mutual              Class A   $153,899


___________
(1)   After waivers and reimbursements.

         CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT.   Wells Fargo
Bank has been retained to act as custodian and transfer and dividend disbursing agent for the Funds, pursuant to a Custody Agreement and an Agency Agreement with the Company on behalf of the Funds. The custodian, among other things, maintains a custody account or accounts in the name of a Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

         For its services as transfer and dividend disbursing agent for the Class A and B shares of the Funds, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of
each Fund.   For the year ended December 31, 1995 and the period ended
September 30, 1996, the California Tax-Free Bond and California Tax-Free Income Funds did not pay any custody or transfer and dividend disbursing agency fees to Wells Fargo. Furman Selz acted as transfer agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

         1063
         FICAL, located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as custodian of the predecessor portfolios of Pacifica, but played no role in making decisions as to the purchase or sale of portfolio securities for the predecessor portfolios. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

         For the period begun October 1, 1995 and ended September 5, 1996 the custody fees for FICAL, and for the period begun September 6, 1996 and ended September 30, 1996 the custody fees for Wells Fargo Bank, were paid as follows:

                                 Custody Fees(1)

                                    Fiscal Year Ended
           Fund                    September 30, 1996
           -----                   ------------------
 o  Arizona Tax-Free                     -0-
 o  Balanced                             -0-
 o  Equity Value                     $  40,035
 o  Government Money Market Mutual   $  18,315
 o  Intermediate Bond                    -0-
 o  National Tax-Free                    -0-
 o  Oregon Tax-Free                      -0-
 o  Prime Money Market Mutual        $  73,023
 o  Treasury Money Market Mutual     $ 252,183

---------

(1)   After waivers and reimbursements.

         UNDERWRITING COMMISSIONS. For the years ended December 31, 1993 and 1994, the Company's distributor retained $26,215,173 and $5,415,227, respectively in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Company shares. For the years ended December 31, 1993 and 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $378,895 and $904,274, respectively, in underwriting commissions in connection with the purchase or redemption of Company shares.

         For the year ended December 31, 1995, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

         For the period ended September 30, 1996, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

         1064
         For the period begun October 1, 1995 and ended September 5, 1996 with respect to the predecessor funds, the aggregate amount of underwriting commissions on sales/redemptions of Pacifica's shares was $150,771. Pacifica Funds Distributor Inc. ("PFD"), retained $18,139 and its registered representatives retained $132,632 of such commissions.



                               DISTRIBUTION PLANS

         Stephens (the "Distributor"), at 111 Center Street, Little Rock, Arkansas 72201, serves as sponsor, co- administrator and distributor for the Funds. The following information supplements and should be read in conjunction with the Prospectus under "Distribution Plans." As indicated in each Fund's Prospectus, each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for each class of its shares. The Plans for the Class A shares and Class B shares of the Funds, as the case may be, were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

         Under the Plans and pursuant to the Distribution Agreement, the Funds may pay the Distributor as compensation for distribution-related activities and services provided and related expenses incurred, a monthly fee at an annual rate up to 0.05% of the average daily net assets of the Intermediate Bond Fund, Tax-Free Funds and Money Market Funds and 0.10% of the average daily net assets of the Balanced and Equity Value Funds, attributable to Class A shares; 0.75% of the average daily net assets of the Arizona, National and Oregon Tax-Free Funds, Intermediate Bond, Balanced and Equity Value Funds and 70% of the average daily net assets of the California Tax-Free Bond Fund, attributable to Class B shares.

         The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the NASD under the NASD Rules of Fair Practice. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

         Pursuant to Rule 12b-1, a distribution plan must be initially approved (and reapproved annually thereafter) by the Board of Directors, including a
majority of the Non-Interested Directors of the Company.   Agreements related
to the Plans also must be approved by such vote of the Directors and Non-Interested Directors. Selling agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a

         1065
majority of the Non-Interested Directors on not more than 60 days' written notice. Each Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the relevant class of a Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

         Each Plan requires the Company to provide the Directors, and the Directors to review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Rule also requires that the selection and nomination the Non-Interested Directors of the Company be made by such non-interested directors.

         Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' Class A and B shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Class A and B shares of the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

      For the nine-month period ended September 30, 1996, the California Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Fund's Plan.


                                                 Printing &
                                                   Mailing          Marketing      Compensation to
         Fund                    Total           Prospectus         Brochures        Underwriters
         ----                    -----           ----------         ---------        ------------
California Tax-Free Bond
Class A                         $ 37,156          $ 1,810            $35,346              N/A
Class B                         $181,578             N/A                N/A             $181,578
California Tax-Free Income      $ 11,584          $    55            $11,528              N/A



         For the year ended December 31, 1995, the California Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Fund's Plan.

                                                   Printing &
                                                    Mailing            Marketing      Compensation to
           Fund                    Total           Prospectus          Brochures        Underwriters
           ----                    -----           ----------          ---------        ------------
California Tax-Free Bond
Class A                          $110,033            $24,390           $85,643                N/A
Class B                          $ 82,030                N/A               N/A            $82,030
California Tax-Free Income       $ 13,063            $10,246            $2,817                N/A

         1066
         For the year ended December 31, 1995 and the period ended September 30, 1996, WFSI and its registered representatives received no compensation under each California Fund's Plans.

         With regard to the New Funds, for the year ended September 30, 1996, the distributor received the following amounts of 12b-1 fees for expense reimbursement under each Fund's Plan for Class A shares.



                                      Fund                          Total
                                      ----                          -----
                 Arizona Tax-Free Class A                          $20,752

                 Balanced Class A                                  $82,632

                 Equity Value Class A                              $58,241

                 Government Money Market Mutual Class A            $29,161

                 Intermediate Bond Class A                         $  -0-

                 National Tax-Free Class A                         $   146

                 Oregon Tax-Free Class A                           $ 1,013

                 Prime Money Market Mutual Class A                 $62,301

                 Treasury Money Market Mutual Class A              $13,064

         For the period begun September 6, 1996 and ended September 30, 1996, the distributor received compensation in the amount of $36 from the Arizona Tax-Free Fund, and no compensation from the remaining New Funds with class B shares, under each such Funds's Plan for Class B shares.

         Prior to September 6, 1996, PFD, a subsidiary of Furman Selz, served as principal underwriter for the shares of the predecessor portfolios pursuant to a Distribution Contract as of October 1, 1995. The figures in the table above reflect amounts paid to PFD through September 5, 1996 and amounts paid to Stephens from September 6 to September 30, 1996. Prior to October 1, 1995, ALPS served as the distributor to the predecessor portfolios of the Intermediate Bond Fund and the Arizona, National and Oregon Tax-Free Funds. ALPS was not entitled to any compensation for its services as distributor for these portfolios.

         Under a distribution plan adopted for the predecessor portfolios' Investor shares, PFD was entitled to be paid directly or reimbursed monthly in amounts described in the Prospectuses for costs and expenses of marketing the Investor shares of the predecessor portfolios of the Equity Value, Intermediate Bond and Arizona, National and Oregon Tax-Free Funds. Under a separate distribution plan for the Money Market Funds, Pacifica, on behalf of the predecessor portfolios paid

         1067
directly or reimbursed PFD monthly in amounts described in the Prospectus for costs and expenses of marketing their shares.

         During the fiscal year ended September 30, 1995, the predecessor portfolios of the following Funds reimbursed PFD, pursuant to their predecessor plans, in the following amounts:


                                              Equity Value      Balanced              Government
Distribution Plan Reimbursements                 Fund             Fund         Money Market Mutual Fund
--------------------------------                 ----             ----         ------------------------
Advertising and Promotional Materials          $ 10,769         $  3,303               $74,215
Printing and mailing of financial statements
and Prospectus to other than current           $  7,068         $  6,177               $  6,448
shareholders
Compensation to underwriters                          0                0                      0
Compensation to broker/dealers                        0                0                      0
Compensation to sales personnel                       0                0                      0
Financing charges                                     0                0                      0
Total                                          $ 17,837         $  9,480               $ 80,663


                         SERVICING PLANS AND AGREEMENTS

         The Company's Board of Directors adopted a shareholder servicing agreement for each Fund and a servicing plan (collectively, with the shareholder servicing agreement, the "Servicing Plans") with respect to each class of New Fund shares and with respect to Class B shares for the California Tax-Free Bond Fund. The Board of Directors included a majority of the Directors who were not "interested persons" (as defined in the Act) of each Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Non-Interested Directors").

         Under the Servicing Plan and pursuant to the shareholder servicing agreements for the Class A or B shares, a Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the New Funds' Class A or B shares, and 0.30% of the average daily net assets of the California Tax-Free Bond Fund's Class B shares, attributable to the servicing agent's customers. The actual fee payable to servicing agents is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules of Fair Practice.

         Each Servicing Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non-Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the

         1068
Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

         Each Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.


                            PERFORMANCE CALCULATIONS

         The following information supplements and should be read in conjunction with the sections in each Prospectus entitled "Determination of Net Asset Value" and "Performance Data."

         TOTAL RETURN: The Funds may advertise certain total return information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in each Prospectus, each Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

         The total return information presented below and advertised by the New Funds for the period prior to September 6, 1996, the date the Funds commenced operations, is based upon the prior performance of the predecessor Funds. The performance information is adjusted to reflect each class' current level of operating expenses.

         1069
  Average Annual Total Return - For The Applicable Period Ended September 30,
                                     19961

               Inception(2)  Inception(2)  Five Year     Five Year    Three Year    Three Year     One Year      One Year
                  With            No           With         No           With          No           With            No
 Fund             Sales         Sales         Sales        Sales         Sales        Sales         Sales          Sales
                 Charge        Charge         Charge       Charge       Charge        Charge       Charge         Charge
Arizona Tax-
Free(3)
  Class A         5.17%         6.23%           N/A           N/A        2.24%        3.83%         -1.02%         3.60%
  Class B         5.06%         5.06%           N/A           N/A        2.31%        2.63%         -0.90%         2.10%
Balanced(4)
  Class A         9.77%        10.58%         9.31%         10.32%       6.09%        7.74%          5.52%        10.51%
  Class B         6.62%         6.62%          .30%          9.30%       6.29%        6.59%          5.59%         8.59%
California
Tax-Free
Bond
  Class A         6.22%         7.25%           N/A           N/A        2.22%        3.80%          1.52%         6.28%
  Class B         9.16%        10.23%           N/A           N/A          N/A         N/A           2.57%         5.56%
California
Tax-Free
Income
  Class A         3.75%         4.57%           N/A           N/A        2.63%        3.68%          0.71%         3.86%
Equity
Value(4)
  Class A        11.89%        12.71%         13.38%        14.42%      11.00%       12.71%          9.09%        14.27%
  Class B        11.67%        11.67%         13.29%         3.29%      11.10%       11.37%          8.86%        11.86%
Government
Money Market
Mutual
  Class A4         N/A          5.41%           N/A          3.98%         N/A        4.37%          N/A           4.75%
Intermediate
Bond(3)
  Class A         7.58%         8.18%          5.66%         6.64%       2.64%        4.24%         -0.57%         4.15%
  Class B         7.31%         7.31%          5.78%         5.78%       3.07%        3.38%          0.24%         3.24%
National Tax-
Free(3)
  Class A         3.69%         5.00%           N/A           N/A        2.15%        3.73%         -0.64%         4.03%
  Class B         3.95%         4.19%           N/A           N/A        2.61%        2.93%          0.13%         3.13%
Oregon Tax-
Free(3)
  Class A         6.48%         7.08%          5.37%        6.34%        1.99%        3.56%          0.31%         5.03%
  Class B         6.33%         6.33%          5.61%        5.61%        2.53%        2.84%          1.30%         4.30%

Prime Money
Market
Mutual(5)
  Class A          N/A          5.09%           N/A           N/A           N/A           N/A          N/A         5.09%
Treasury
Money Market
Mutual(5)
  Class A             N/A       4.95%            N/A           N/A           N/A           N/A          N/A         4.95%

         1070
(1) The term "Sales Charge" for the Class A shares of the California Tax-Free Income Fund means a front-end sales load of 3.00%. For the Class A shares of the California Tax-Free Bond Fund, the Arizona, National and Oregon Tax-Frees Funds, the Equity Value, Balanced and Intermediate Bond Funds, the term "Sales Charge" means a front- end sales load of 4.50%. There are no sales charges for the Government, Prime and Treasury Money Market Mutual Funds. For all Class B shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's Prospectus.

(2)      Each Fund or its predecessor commenced operations as follows:
         California Tax-Free Income - November 18, 1992; California Tax- Free Bond Class A - January 1, 1992, Class B - January 1, 1995; Arizona Tax-Free - March 2, 1992; National Tax-Free - January 15, 1993; Intermediate Bond and Oregon Tax-Free - June 1, 1988; Equity Value and Balanced - July 2, 1990; Government Mone y Market Mutual - April 26, 1988; Prime Money Market Mutual and Treasury Money Market Mutual - October 1, 1995.

(3) Historical performance for each class of the Arizona, National and Oregon Tax-Free Funds and the Intermediate Bond Fund has been calculated using returns produced by their predecessor funds of Westcore and Pacifica for the applicable periods. Class A performance reflects Pacifica Fund Class A and Westcore Fund performance. Class B performance also reflects such performance but has been adjusted to reflect Class B share expense levels as of the Class B shares' inception date of September 6, 1996.

(4) Historical performance for each class of the Balanced, Equity Value and Government Money Market Mutual Funds has been calculated using returns produced by their respective predecessor funds of Pacifica. Class A performance reflects Pacifica Fund Class A performance. Class B performance also reflects such performance but has been adjusted to reflect Class B share expense levels as of the inception date of September 6, 1996.

(5) Historical performance for each class of the Prime and Treasury Money Market Mutual Funds has been calculated using returns produced by their respective predecessor funds of Pacifica. Class A performance reflects Pacifica Fund Investor Class performance. Class B performance also reflects such performance but has been adjusted to reflect Class B share expense levels as of the inception date of September 6, 1996.


         CUMULATIVE TOTAL RETURN: Each Fund may advertise cumulative total return. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

         1071
 Cumulative Total Return - For The Applicable Period Ended September 30, 19961

                 Inception(2)  Inception(2)     Five Year     Five Year  Three Year    Three Year
                    With            No            With           No        With            No
                   Sales         Sales          Sales         Sales       Sales         Sales
 Fund              Charge        Charge         Charge        Charge     Charge         Charge
Arizona
Tax-Free(3)
  Class A            25.98%        31.90%          N/A          N/A          6.88%        11.94%
  Class B            25.40%        25.40%          N/A          N/A          7.10%         8.10%
Balanced(4)
  Class A            79.07%        87.49%        56.03%       63.40%        19.42%        25.06%
  Class B            77.54%        77.54%        56.03%       56.03%        20.09%        21.09%
California
Tax-Free
Bond
  Class A            33.20%        39.46%          N/A          N/A          6.82%        11.82%
  Class B            16.59%        18.59%          N/A          N/A           N/A           N/A
California
Tax-Free
Income               15.34%        18.92%          N/A          N/A          8.10%        11.44%
 Class A
Equity
Value(4)
  Class A           101.81%       111.29%        87.34%       96.13%        36.76%        43.20%
  Class B            99.35%        99.35%        86.64%       86.64%        37.15%        38.15%
Government(4)
Money
Market
Mutual
  Class A              N/A         56.01%          N/A        21.54%          N/A         13.70%
Intermediate
e Bond(3)
  Class A            83.87%        92.57%        31.68%       37.89%         8.15%        13.27%
  Class B            80.06%        80.06%        32.41%       32.41%         9.50%        10.50%
National
Tax-Free(3)
  Class A            14.20%        19.60%          N/A          N/A          6.58%        11.60%
  Class B            15.26%        16.26%          N/A          N/A          8.04%         9.04%
Oregon Tax-
Free(3)
  Class A            68.80%        76.79%        29.87%       35.98%         6.09%        11.07%
  Class B            66.83%        66.83%        31.35%       31.35%         7.77%         8.77%
Prime Money
Market
Mutual(5)
  Class A              N/A          5.09%          N/A          N/A           N/A           N/A
Treasury
Money
Market
Mutual(5)
  Class A              N/A          4.95%          N/A          N/A           N/A           N/A

         1072
(1) For all periods ended September 30, 1996, the term "Sales Charges" for shares of the California Tax-Free Income Fund means a front-end sales load of 3.00%, and for the Class A shares of the California Tax-Free Bond Fund, the Arizona, National and Oregon Tax-Frees Funds, the Equity Value, Balanced and Intermediate Bond Funds, the term "Sales Charge" means a front-end sales load of 4.50%. There are no sales charges for the Government, Prime and Treasury Money Market Mutual Funds. For all Class B shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's Prospectus.

(2)      Each Fund or its predecessor commenced operations as follows:
         California Tax-Free Income - November 18, 1992; California Tax- Free Bond Class A - January 1, 1992, Class B - January 1, 1995; Arizona Tax-Free - March 2, 1992; National Tax-Free - January 15, 1993; Intermediate Bond and Oregon Tax-Free - June 1, 1988; Equity Value and Balanced - July 2, 1990; Government Mone y Market Mutual - April 26, 1988; Prime Money Market Mutual and Treasury Money Market Mutual - October 1, 1995.

(3) Historical performance for each class of the Arizona, National and Oregon Tax-Free Funds and the Intermediate Bond Fund has been calculated using returns produced by their predecessor funds of Westcore and Pacifica for the applicable periods. Class A performance reflects Pacifica Fund Class A and Westcore Fund performance. Class B performance also reflects such performance but has been adjusted to reflect Class B share expense levels as of the Class B shares' inception date of September 6, 1996.

(4) Historical performance for each class of the Balanced, Equity Value and Government Money Market Mutual Funds has been calculated using returns produced by their respective predecessor funds of Pacfica. Class A performance reflects Pacifica Fund Class A performance. Class B performance also reflects such performance but has been adjusted to reflect Class B share expense levels as of the inception date of September 6, 1996.

(5) Historical performance for each class of the Prime and Treasury Money Market Mutual Funds has been calculated using returns produced by their respective predecessor funds of Pacifica. Class A performance reflects Pacifica Fund Investor Class performance. Class B performance also reflects such performance but has been adjusted to reflect Class B share expense levels as of the inception date of September 6, 1996.

         YIELD CALCULATIONS: The Funds may, from time to time, include their yields, tax-equivalent yields (if applicable) and average annual total returns in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Intermediate Bond Fund and the Tax-Free Funds is based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and is computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                                (6)
                            YIELD - 2[(a - b + 1)  -1]
                                       -----
                                        cd

         where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period. The net investment income of the California Tax-Free Bond Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the California Tax-Free Bond Fund's net investment

         1073
income. For purposes of sales literature, yield on each class of shares of the Bond Fund also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

Quotations of tax-equivalent yield for a Tax-Free Fund are calculated according to the following formula:

                    TAX EQUIVALENT YIELD = (  E  ) +  t
                                            -----
                                            1 - p

                           E = Tax-exempt yield
                           p = stated income tax rate
                           t = taxable yield

         The tax-equivalent yield for the California Funds also is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

         EFFECTIVE YIELD: Current yields for the Money Market Funds are based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return +1)365/7]-1.

           Yield For The Applicable Period Ended September 30, 1996(1)

                                                               Thirty-Day Tax-          Seven-Day       Seven-Day
                                    Thirty-Day Yield         Equivalent Yield(2)          Yield       Effective Yield
                                    ----------------       ----------------------    ---------------  ---------------
                                   After        Before     After          Before
       Fund                        Waiver       Waiver     Waiver          Waiver    No Sales Charge  No Sales Charge
       ----                        ------       ------     ------          ------    ---------------  ---------------
California Tax-Free Bond
   Class A                         4.69%         4.35%         8.72%         8.09%          N/A           N/A
   Class B                         4.21%         3.87%         7.83%         7.20%          N/A           N/A

California Tax-Free Income
   Class A                         4.85%         3.90%         9.02%         7.25%          N/A           N/A

Intermediate Bond
   Class A                         7.36%          N/A         13.69%          N/A          5.81%          N/A
   Class B                                        N/A           N/A           N/A           N/A           N/A

         1074

Arizona Tax-Free Fund
  Class A                            4.66%          N/A         8.17%          N/A         4.66%          N/A
  Class B                             N/A           N/A          N/A           N/A         2.87%          N/A

Oregon Tax-Free Fund
  Class A                            4.62%          N/A         8.41%          N/A         4.91%          N/A
  Class B                             N/A           N/A          N/A           N/A          N/A           N/A

National Tax-Free Fund
  Class A                            4.82%          N/A          N/A           N/A         4.33%          N/A
  Class B                             N/A           N/A          N/A           N/A          N/A           N/A

Govt. Money Market Mutual
  Class A                            4.50%          N/A         7.45%          N/A         4.64%         5.45%


Prime Money Market Mutual
  Class A                            5.07%          N/A         8.39%          N/A         4.99%         5.11%

Treasury Money Market Mutual
  Class A                            4.82%          N/A         7.98           N/A         4.80%         4.91%

-------------------

(1) "After Waiver" figures reflect any reimbursed expenses throughout the period. The yield of the predecessor portfolios' shares through September 5, 1996 is also reflected.

(2) Based on a combined federal and state income tax rate of 46.24% for each of the California Tax-Free Bond and Income Funds, and 45.04% and 42.98% for the Oregon Tax-Free Fund and the Arizona Tax-Free Fund, respectively, and a federal income tax rate of 28.00% for the National Tax-Free Fund and the Intermediate Bond Fund.

         Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In connection with communicating its yields or total return to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         From time to time and only to the extent the comparison is appropriate for a Fund or a class of shares, the Company may quote performance or price-earning ratios in advertising and other types of literature as compared with the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by

         1075
the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

         The performance of a Fund or a class of shares also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services that monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

         In addition, the Company also may use, in advertisements and other types of literature, information and statements showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or a class of shares or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or a class or current or potential value with respect to the particular industry or sector.

         1076
         The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Company may compare a Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments.

         From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

         The Company also may disclose in sales literature, the distribution rate on the shares of a Fund or a class of shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.


         The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories.


         The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

         The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely

         1077
through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the Prospectus section under "Purchase of shares." Net asset value per share or class of shares of a non-money market Fund is determined by the Funds' Custodian on each day the Exchange is open for trading as of the close of regular trading on the Exchange, which is currently 1:00 p.m. Pacific time.

         Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.

         Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of a Fund's shares.

         Net asset value per share or class of shares of a Money Market Fund is determined as of 12:00 noon and 1:00 p.m. Pacific time on each Business Day as described in the Prospectus.

         1078
         The Money Market Funds' instruments are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of a Money Market Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its instruments. Thus, if the use of amortized cost by a Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in a Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The valuation of each Money Market Funds' instruments, based upon their amortized cost and the concomitant maintenance by each Fund of a net asset value of $1.00, is permitted in accordance with Rule 2a-7 under the Act, pursuant to which a Money Market Fund must adhere to certain conditions. Each Money Market Fund must maintain a dollar- weighted average maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days (thirteen months) or less, and invest only in securities that are determined to present minimal credit risks pursuant to guidelines adopted by the Directors or the adviser under guidelines approved by the Directors. Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

         The Company's Board of Directors has established valuation procedures designed to stabilize, to the extent reasonably possible, each Money Market Fund's price per share as computed for the purpose of sales and redemptions. Such procedures include the determination, at such intervals as the Directors deem appropriate, of the extent to which each such Fund's NAV as calculated by using available market quotations deviates from $1.00 per share, such deviation may result in material dilution or other unfair results to existing shareholders or investors. In the event the Directors determine that such a material deviation exists, they have agreed to take such

         1079
corrective action as they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind or without monetary or other consideration; or establishing a net asset value per share by using available market quotations. It is the intention of the Money Market Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Non-Money Market Funds may be purchased on any day the Funds are open for business. The Funds are open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

         Shares of the Money Market Funds may be purchased on any day the Funds are open for business, provided Wells Fargo Bank also is open for business (for Money Market Funds, a "Business Day"). Currently, Wells Fargo Bank is closed on New Year's Day, Presidents' Day, Martin Luther King's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (for Money Market Funds, each, a "Holiday"). When any Holiday falls on a weekend, the Fund typically is closed on the weekday immediately before or after such Holiday.


         Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

         The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares

         1080
involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

         In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.


                             PORTFOLIO TRANSACTIONS

             The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest spread or commission available.

             Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for a Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

             Except in the case of equity securities purchased by the Balanced and Equity Value Funds, purchases and sales of securities usually are principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds also purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, ARMs and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

             The Tax-Free Funds may purchase municipal obligations from underwriting syndicates of which Stephens, Wells Fargo Bank or their affiliates is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

         1081
             For the Balanced and Equity Value Funds, purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No Fund will deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the SEC or unless an exemption is otherwise available.

             In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Balanced and Equity Value Funds to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

             Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Funds. The Board of Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

             Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion

         1082
and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

             Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to a Fund's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Funds by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Funds are not reduced because Wells Fargo Bank receives such services.

         Brokerage Commissions. During the years ended December 31, 1993, 1994 and 1995 and the period ended September 30, 1996, the California Funds did not pay any brokerage commissions on portfolio transactions. During the fiscal periods ended September 30, 1996, September 30, 1995, May 31, 1995 and May 31, 1994, the predecessor portfolios of the Intermediate Bond Fund and the Arizona, National and Oregon Tax-Free Funds did not pay any brokerage commissions, because all of their portfolio transactions occurred in the over-the-counter market.

         Subject to the general supervision and approval of the Board of Directors, the adviser makes decisions with respect to and places orders for all purchases and sales of securities for the Prime and Treasury Money Market Mutual Funds. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.

         1083
         During the years ended September 30, 1996, September 30, 1995 and September 30, 1994, the predecessor portfolio of the Government Money Market Mutual Fund did not pay any brokerage commissions, because all of its portfolio transactions occurred in the over-the-counter market. During the same time periods, the Equity Value and Balanced Funds paid the following amounts in brokerage commissions:

                           Brokerage Commissions Paid

                              Year Ended             Year Ended          Year Ended
FUND                         Sept. 30, 1996        Sept. 30, 1995       Sept. 30, 1994
--------------------------------------------------------------------------------------
Equity Value Fund               $575,504               $619,124             $247,218
Balanced Fund                   $254,191               $197,751             $104,835

         During the time periods stated above, no brokerage commissions were paid by the Funds to an affiliated broker.

      Securities of Regular Broker/Dealers. The Funds may from time to time purchase securities issued by their regular broker/dealers. As of September 30, 1996, the Funds owned securities of their "regular brokers or dealers" or their parents as defined in the Act, as follows:

           Fund                        Amount          Regular Broker/Dealer
-------------------------------------------------------------------------------
 o   Arizona Tax-Free                          $-0-                    N/A
 o   Balanced                       $       720,000    Goldman Sachs & Co.
 o   California Tax-Free Bond                  $-0-                    N/A
 o   California Tax-Free Income                $-0-                    N/A
 o   Equity Value                   $     5,800,000    Goldman Sachs & Co.
 o   Govt. Money Market Mutual      $     2,277,000    Goldman Sachs & Co.
 o   Intermediate Bond              $       984,000    Goldman Sachs & Co.
 o   National Tax-Free                         $-0-                    N/A
 o   Oregon Tax-Free                           $-0-                    N/A
 o   Prime Money Market Mutual      $   166,369,000    Goldman Sachs & Co.
 o   Treasury Money Market Mutual   $   225,975,000    Goldman Sachs & Co.
 o   Treasury Money Market Mutual   $   230,000,000        HSBC Securities
 o   Treasury Money Market Mutual   $   225,000,000   JP Morgan Securities
 o   Treasury Money Market Mutual   $   230,000,000         Morgan Stanley


          As of December 31, 1995, the California Funds did not own any securities of their "regular brokers or dealers" or their parents, as defined in the Act. Furman Selz, the administrator to the predecessor portfolios, did not report in their N-SAR for the fiscal year ended September 30, 1995, that any of the Funds held securities of their regular broker/dealers or of their parents that derive more than 15% of gross revenues from securities-related activities.

         1084
         Portfolio Turnover Rate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

         Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                                     TAXES

         In General. The following information supplements and should be read in conjunction with Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus of the Funds describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

         The Company intends to qualify each Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to

         1085
the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

         A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

         Income and dividends received by each Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, each Fund does not expect to be eligible to make such an election.

         Corporate shareholders of a Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

         Federal Income Tax Rates. As of the printing of this SAI, the maximum individual marginal tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28.00%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the

         1086
benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

         Capital Gain Distributions. To the extent that each Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

         Other Distributions. With respect to the Money Market Funds, although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Money Market Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Money Market Fund's net income, on an annual basis, will equal the dividends declared during the year.

         Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         1087
         Taxation of Fund Investments. Gains or losses on sales of portfolio securities by a Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

         If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that a Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

         The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

         Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more

         1088
elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to- market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

         Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

         Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including redemptions in kind and proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

         Special Tax Considerations for the Tax-Free Funds. The Tax-Free Funds intend that at least 50% of the value of their total assets at the close of each quarter of their taxable years will consist of obligations the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid

         1089
by a Tax Free Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

         Not later than 60 days after the close of its taxable year, a Tax-Free Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Finally, interest on indebtedness incurred to purchase or carry shares of a Tax-Free Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

         In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that a Tax-Free Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Free Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Free Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

         Shares of a Tax-Free Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from such Funds. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

         Other Matters. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the

         1090
Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Funds and Management."

         The Funds are eleven of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of fourteen other funds.

         With respect to matters that affect one class of a Fund's shares but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote are voted separately by series unless otherwise required by the Act, in which case all shares are voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and are voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

         Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a

         1091
distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

         Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the Prospectus, are fully paid and non-assessable by the Company.

         Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of a Fund as a whole. As of January 2, 1997, no shareholders were known by the Company to own 5% or more of the outstanding Class A or B shares of the California Funds.

                       5% OWNERSHIP AS OF JANUARY 2, 1997


                                          NAME AND              CLASS; TYPE         PERCENTAGE      PERCENTAGE
                       FUND                ADDRESS              OF OWNERSHIP         OF CLASS         OF FUND
                       ----                -------              ------------            -----         -------
                 ARIZONA TAX-       Stephens Inc.           Class A;                  16.43%           4.80%
                   FREE FUND        111 Center Street       Benefically Owned
                                    Little Rock , AR 72201


                                    Stephens Inc.           Class B                  100.00%            N/A
                                    111 Center Street       Beneficially Owned
                                    Little Rock , AR 72201

                 BALANCED FUND      Stephens Inc.           Class A                   61.71%          21.20%
                                    111 Center Street       Beneficially Owned
                                    Little Rock , AR 72201

                                    Stephens Inc.           Class B                   98.95%            N/A
                                    111 Center Street       Beneficially Owned
                                    Little Rock , AR 72201

                 EQUITY VALUE       Stephens Inc.           Class A                   56.14%           4.90%
                   FUND             111 Center Street       Beneficially Owned
                                    Little Rock , AR 72201

                                    Stephens Inc.           Class B                   9.51%             N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock , AR 72201  for Acct. 76809054

                                    Stephens Inc.           Class B                   5.80%             N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock , AR 72201  for Acct. 76892939

                                    Vladimir Sirota         Class B                   36.11%            N/A
                                    P.O. Box 46399          [Record Holder]
                                    Los Angeles, CA 90046

                                    Stephens Inc.           Class B                   5.45%             N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock , AR 72201  for Acct. 77190754

                                    Stephens Inc.           Class B                   5.45%             N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock , AR 72201  for Acct. 77190768


         1092

                                    Stephens Inc.           Class B                 10.97%              N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock , AR 72201  for Acct. 77539283



                 GOVERNMENT         First Interstate Bank   Class A                   31.03%          31.03%
                 MONEY MARKET       (Trustee)               [Record Holder]
                   MUTUAL FUND      Choicemaster
                                    Attn: Mutual Funds
                                    A88-4
                                    P.O. Box 9800
                                    Calabasas, CA  91372

                                    First Interstate Bank   Class A                   51.26%          51.26%
                                    of California           [Record Holder]
                                    Attn: Fund Accounting
                                    ATM Desk
                                    26610 W. Agoura Road
                                    Calabasas, CA  91302

                 INTERMEDIATE       Stephens Inc.           Class A                   55.11%            N/A
                   BOND FUND        111 Center Street       Beneficially Owned
                                    Little Rock, AR
                                    72201

                                    D.S. Christopher /      Class A                   5.06%             N/A
                                    Ruth Christopher        [Record Holder]
                                    (Trustees) Inasmuch
                                    Trust
                                    7995 Willowcreek Dr.
                                    Beaumont, TX  77707

                                    Stephens Inc.           Class B                   9.41%             N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock, AR         for Acct. 76888942
                                    72203

                                    Stephens Inc.           Class B                   9.35%             N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock, AR         for
                                    72203                   Acct. 77085456
                                                                                      5.60%             N/A
                                    Stephens Inc.           Class B
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock, AR         for
                                    72203                   Acct. 77138803            75.16%            N/A

                                    Vladimir Sirota         Class B
                                    P.O. Box 46393          [Record Holder]
                                    Los Angeles, CA
                                    90046

                 NATIONAL TAX-      Stephens Inc.           Class A                   14.95%           5.80%
                   FREE FUND        111 Center Street       Beneficially Owned
                                    Little Rock, AR
                                    72203

                                    Byrne Family Trust #2   Class A                   7.47%             N/A
                                    9011 W. Little York     [Record Holder]
                                    Houston, TX  7704_

                                    Stephens Inc.           Class B                  100.00%            N/A
                                    111 Center Street       Beneficially Owned
                                    Little Rock, AR
                                    72201

                 OREGON TAX         Stephens Inc.           Class A                   14.04%          11.30%
                  -FREE FUND        111 Center Street       Beneficially Owned
                                    Little Rock, AR
                                    72201

                                    Stephens Inc.           Class B                   28.70%            N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock, AR         for Acct. 763442051
                                    72203


         1093

                                    Stephens Inc.           Class B                   57.07%            N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock, AR         for Acct. 76291546
                                    72203

                                    Stephens Inc.           Class B                   14.15%            N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock, AR         for Acct. 77565917
                                    72203

                 PRIME              Virg & Co               Class A                   96.65%          18.40%
                 MONEY MARKET       Attn:  MF Dept A88-4    [Record Holder]
                   MUTUAL FUND      P.O. Box 9800
                                    Calabasas, CA  91372

                 TREASURY           Virg & Co.              Class A                   92.34%            N/A
                 MONEY MARKET       Attn:  MF Dept. A88-4   [Record Holder]
                  MUTUAL FUND       P.O. Box 9800
                                    Calabasas, CA  91372




         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more that 25% of the voting securities of a fund is presumed to "control" such fund. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more that 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                               OTHER INFORMATION

         This Registration Statement, including the Prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP serves as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

         1094
                             FINANCIAL INFORMATION

         The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the fiscal year ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on December 9, 1996. The Company's Annual Reports may be obtained by calling 1-800-222-8222. The portfolio of investments, audited financial statements and independent auditors' report are attached to all SAIs delivered to current or prospective shareholders.

         1095




                                  SAI APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.


Corporate and Municipal Bonds

         Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers:
1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

         S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Municipal Notes

         Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

         1096
         S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.


Corporate and Municipal Commercial Paper

         Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

         S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

         1097
                             STAGECOACH FUNDS, INC.


                           Telephone: 1-800-260-5969


                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                             MONEY MARKET TRUST

                 -------------------------------------------


         Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains additional information about shares offered in one of the funds of the Stagecoach Family of Funds -- MONEY MARKET TRUST (the "Fund"). The Fund offers a single class of shares. The investment objective of the Fund is described in its prospectus under "How the Fund Works -- Investment Objective and Policies."

         This SAI is not a prospectus and should be read in conjunction with the Fund's prospectus also dated February 1, 1997, as may be revised from time to time (the "Prospectus"). All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Company's Transfer Agent at the telephone number indicated above.



                 -------------------------------------------
         1098
                               TABLE OF CONTENTS

                                                                    Page


General . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

Investment Restrictions . . . . . . . . . . . . . . . . . . . . .     1

Additional Permitted Investment Activities  . . . . . . . . . . .     2

Management  . . . . . . . . . . . . . . . . . . . . . . . . . . .     6

Servicing Plans . . . . . . . . . . . . . . . . . . . . . . . . .    14

Performance Calculations  . . . . . . . . . . . . . . . . . . . .    14

Determination of Net Asset Value  . . . . . . . . . . . . . . . .    18

Additional Purchase and Redemption Information  . . . . . . . . .    20

Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . .    21

Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .    23

Federal Income Tax  . . . . . . . . . . . . . . . . . . . . . . .    23

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . .    26

Other Information . . . . . . . . . . . . . . . . . . . . . . . .    28

Independent Auditors  . . . . . . . . . . . . . . . . . . . . . .    28

Financial Information . . . . . . . . . . . . . . . . . . . . . .    28

Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-1

         1099
                                    GENERAL

    Prior to the Reorganization (defined below), the Fund was an investment portfolio (the "Predecessor Portfolio") of the predecessor company, Pacifica Funds Trust ("Pacifica"), an open-end management investment company. Pacifica was organized on July 17, 1984 under the name "Fund Source." Pacifica changed its name to "Pacifica Funds Trust" on February 9, 1993. The Fund originally commenced operations on September 17, 1990 as a separate investment portfolio of Westcore Trust called the "Prime Money Market Fund." On October 1, 1995, the Fund was reorganized as a portfolio of Pacifica.

    On April 25, 1996, the Agreement and Plan of Reorganization and the creation of the Predecessor Portfolio as a new fund of the Company were approved by the Company's Board of Directors. On May 17, 1996, the Reorganization was approved by Pacifica's Board of Trustees. The Reorganization of Pacifica with Stagecoach became effective on September 6, 1996 (the "Reorganization"). The Predecessor Portfolio of Pacifica was reorganized as the Company's Money Market Trust.

                            INVESTMENT RESTRICTIONS

    Fundamental Investment Policies. In addition to the investment limitations disclosed in the Prospectus, the Fund is subject to the following investment limitations which may be changed only by a vote of the holders of a majority of the outstanding shares of the Fund (as defined in "Other Information").

    The Fund may not:

             1. Purchase securities of any one issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation.

             2. Purchase or sell real estate, except that the Fund may, to the extent appropriate to its investment objective, purchase securities issued by companies which invest in real estate or interests therein.

             3. Purchase securities on margin, make short sales of securities or maintain a short position.

             4. Underwrite the securities of other issuers.

             5. Purchase or sell commodity contracts (including futures contracts), or invest in oil, gas or mineral exploration or development programs.

         1100



             6. Buy common stocks or voting securities, or state, municipal or industrial revenue bonds.

             7. Write or purchase put or call options.

    In order to permit the sale of the Fund's shares in certain states, the Company may make commitments with respect to the Fund that are more restrictive than the investment policies listed above and in the Prospectus. Should the Company determine that the commitments made to permit the sale of the Fund's shares in any state are no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of the Fund's shares in the state involved.

    The Fund is not permitted to engage in securities lending in accordance with a fundamental policy prohibiting loans as described in the prospectus. In the event that this fundamental policy is changed, the Fund has a nonfundamental operating policy to engage in securities lending only in compliance with the requirements and limitations of the Securities and Exchange Commission (the "SEC") and in compliance with blue sky regulations.

    If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, however, the Fund will not at any time hold more than 10% of its net assets in illiquid securities. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

    The Prospectus discusses the investment objective of the Fund and the policies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks attendant to such investments, policies and strategies.

    General.     The assets of the Fund consist only of obligations maturing within thirteen months from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of the Fund may not exceed 90 days.

    The securities in which the Fund may invest will not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Fund's investment objective will be realized as described in the Prospectus.

         1101
    Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or the Adviser, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

    Subject to the general supervision and approval of the Board of Directors, the Adviser makes decisions with respect to and places orders for all purchases and sales of securities for the Fund. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.

    Repurchase Agreements.    The Fund may engage in a repurchase agreement
with respect to any security in which the Fund is authorized to invest, including U.S. Treasury STRIPS, although the underlying security may mature in more than thirteen months. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price which involve the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Fund may enter into repurchase agreements only with respect to securities of the type in which the Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement.
In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940 (the "1940 Act").

    Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements with financial institutions such as banks and

         1102
broker-dealers in accordance with the investment limitations described in the Prospectus. Pursuant to such an agreement, the Fund would sell portfolio securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-quality debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

    Floating and Variable-Rate Obligations. The Fund may purchase floating- and variable-rate obligations as described in the prospectuses. The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

         1103
    Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. The Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

    Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Fund's custodian bank. Purchasing securities on a forward commitment basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's total net assets and its net asset value per share. In addition, because the Fund will set aside cash and other high quality liquid debt securities as described above the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

    The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund's net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

    Rule 144A. It is possible that unregistered securities purchased by the Fund in reliance upon Rule 144A under the Securities Act of 1933, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

         1104
                                   MANAGEMENT

    The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Fund and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                             Principal Occupations
Name, Age and Address                         Position                       During Past 5 Years
---------------------                         --------                       ---------------------
Jack S. Euphrat, 74                           Director                       Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                           Director,                      Senior Vice President
                                              Chairman and                   of Stephens; Manager
                                              President                      of Financial Services
                                                                             Group; President of
                                                                             Stephens
                                                                             Insurance Services
                                                                             Inc.; Senior Vice
                                                                             President of Stephens
                                                                             Sports Management
                                                                             Inc.; and President of
                                                                             Investor Brokerage
                                                                             Insurance Inc.

Thomas S. Goho, 54                            Director                       T.B. Rose Faculty
321 Beechcliff Court                                                         Fellow-Business,
Winston-Salem, NC  27104                                                     Wake Forest University
                                                                             Calloway School, of
                                                                             Business and
                                                                             Accountancy; Associate Professor of Finance
                                                                             of the School of Business and Accounting at
                                                                             Wake Forest University since 1983.

         1105

Joseph N. Hankin, 55                          Director                               President, Westchester
75 Grasslands Road                                                         Community College since
Valhalla, N.Y. 10595                                                       1971; President of Hartford
                                                                           Junior College from 1967 to
                                                                           1971; Adjunct Professor of
                                                                           Columbia University
                                                                           Teachers College since
                                                                           1976.

*W. Rodney Hughes, 70                         Director                       Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                           Director                       Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                          Director                       Private Investor; Real Estate
10 Legrae Street                                                             Developer; Chairman
Charleston, SC 29401                                                         of Renaissance
                                                                             Properties Ltd.;
                                                                             President of  Morse
                                                                             Investment
                                                                             Corporation; and Co-
                                                                             Managing Partner of
                                                                             Main Street Ventures.


Richard H. Blank, Jr., 40                     Chief                          Associate of
                                              Operating                      Financial Services
                                              Officer,                       Group of Stephens;
                                              Secretary and                  Director of Stephens
                                              Treasurer                      Sports Management
                                                                             Inc.; and Director of
                                                                             Capo Inc.

         1106
                               COMPENSATION TABLE

                                     Year Ended                            Period Ended
                                     ----------                            -------------
                                  December 31, 1995                      September 30, 1996
                                 ------------------                      ------------------
                           Aggregate      Total Compensation       Aggregate       Total Compensation
                          Compensation      from Registrant      Compensation       from Registrant
Name and Position       from Registrant    and Fund Complex     from Registrant     and Fund Complex
-----------------       ---------------    -----------------    ---------------    ------------------
 Jack S. Euphrat            $10,188             $39,750             $9,750              $29,250
    Director

 *R. Greg Feltus             $-0-                $-0-                $-0-                $-0-
    Director

  Thomas S. Goho            $10,188             $39,750             $9,750              $29,250
    Director

 Joseph N. Hankin             N/A                 N/A                $-0-                $-0-
     Director

  *Zoe Ann Hines             $-0-                $-0-                $-0-                $-0-
    Director
 (resigned as of
September 6, 1996)

*W. Rodney Hughes            $9,438             $37,000             $8,250              $24,750
     Director

 Robert M. Joses             $9,938             $39,000             $9,750              $29,250
     Director

 *J. Tucker Morse            $8,313             $33,250             $8,250              $24,750
     Director


    Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment

         1107
Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

    As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

    INVESTMENT ADVISER. The Fund is advised by Wells Fargo Bank pursuant to an advisory contract under which Wells Fargo Bank has agreed to furnish investment guidance and policy direction in connection with the daily portfolio management of the Fund. On behalf of the Fund, the Company's Board of Directors approved the advisory contract with Wells Fargo Bank for an initial two-year period. Pursuant to the advisory contract, Wells Fargo Bank also has agreed to furnish to the Board of Directors periodic reports on the investment strategy and performance of the Fund.

    Wells Fargo Bank has agreed to provide to the Fund, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest-rate and security market trends, portfolio composition, credit conditions and, average maturity of the Fund. As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25%.

    Prior to the Reorganization, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the Predecessor Portfolios of Pacifica. As of the date of the Reorganization (September 6, 1996), Wells Fargo Bank became the adviser to the Fund. For the year ended September 30, 1996 the Fund paid to FICM, WFIM and Wells Fargo Bank, the advisory fees indicated below and the indicated amount was waived:

                                      Year Ended September 30, 19961
                                      -----------------------------

                               Fees Paid                       Fees Waived
                               ---------                       -----------
 o     Money Market Trust       $151,546                       $2,021,955

(1) For the period begun October 1, 1995 and ended March 31, 1996 the Predecessor Portfolio paid advisory fees to FICM, for the period begun April 1, 1996 and ended September 5, 1996 the Predecessor Portfolio paid advisory fees to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996 the Fund paid advisory fees to Wells Fargo Bank, and each such investment adviser waived varying amounts of such fees. The advisory fees did not change from investment adviser to investment adviser during the year ended September 30, 1996, and were as follows: computed daily and paid monthly, at an annual rate of

         1108
0.30% of the first $500 million of the average daily net assets of the Fund, 0.25% of the next $500 million of the Fund's average daily net assets, and 0.20% of the Fund's average daily net assets in excess of $1 billion.

    The advisory contract continues in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or (ii) by the Company's Board of Directors and by a majority of the Directors of the Company who are not parties to the advisory contracts or "interested persons" (as defined in the 1940 Act) of any such party. The advisory contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

    Prior to October 1, 1995, First Interstate of Oregon, N.A. (the "Predecessor Adviser") served as the investment adviser to the Fund. For the four-month period ended September 30, 1995, and fiscal years ended May 31, 1995, 1994 and 1993, the Predecessor Adviser was entitled to receive and waived or reimbursed advisory fees paid by the Fund as follows:

                            Investment Advisory Fees

                                                        Fees Waived and
Fiscal Period                   Fees  Earned           Expenses Reimbursed
-------------                   ------------           -------------------
Four-Month Period Ended
September 30, 1995                  $662,983                  $662,983

Year Ended May 31, 1995           $1,932,733                $2,120,794

Year Ended May 31, 1994           $1,193,856                $1,104,228

Year Ended May 31, 1993             $570,505                  $387,505


    The advisory contracts and administration agreement for the Fund provide that if, in any fiscal year, the total expenses of the Fund incurred by, or allocated to, the Fund (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses and amounts accrued or paid under the Plan but including the fees provided for in the applicable advisory contract and the administration agreement) exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations of the states in which the Fund's shares are registered for sale, Wells Fargo Bank and Stephens shall waive their fees proportionately under the advisory contract and the administration agreement, respectively, for the Fund for the fiscal year to the extent of the excess or reimburse the excess, but only to the extent of their respective fees. The advisory contracts and the administration agreement for the Fund further provide that the Fund's total expenses shall be reviewed monthly so that, to the extent the annualized expenses for such month exceed the most restrictive applicable annual expense limitation, the monthly fees under the contract and the agreement shall be reduced

         1109
as necessary. Currently, California is the only state imposing limitations on Fund expenses. Those expense limitations are 2-1/2 percent of the first $30 million of a Fund's average net assets, 2 percent of the next $70 million and 1-1/2 percent of a Fund's remaining average net assets.

    Expenses incurred in the organization and operation of the Fund, including taxes, interest, penalties, brokerage and other fees and commissions, if any, fees and expenses of Directors, SEC fees and related expenses, state Blue Sky qualification fees, advisory fees, administration fees, charges of custodians, costs of transfer and dividend disbursing agents, certain insurance premiums, outside auditing and legal expenses, costs of maintenance of Company existence, costs of independent pricing services, investor services, preparation and printing of prospectuses for regulatory purposes and for distribution to shareholders, shareholders' reports and shareholders' meetings, and extraordinary expenses, are borne by the Fund.

    Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any bank or non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate generally from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of a customer. In some states, banks or other institutions through which transactions in Fund shares are effected, may be required to register as dealers pursuant to state law.

      ADMINISTRATOR AND CO-ADMINISTRATOR . The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. The Administration Agreement between Wells Fargo Bank and the Fund, and the Co- Administration Agreement among Wells Fargo Bank, Stephens and the Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

         1110
    Prior to September 6, 1996, the administrator of the Pacifica Predecessor Portfolio (Furman Selz LLC) provided management and administrative services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, the former administrator was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Predecessor Portfolio. For the period from September 6, 1996 to September 30, 1996, Stephens served as the Fund's sole administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of the Fund's average daily net assets.

    The net administrative fee (after waivers) paid to Furman Selz LLC and Stephens during the year ended September 30, 1996, was $715,853.

    Prior to October 1, 1995, ALPS Mutual Funds Services, Inc. ("ALPS") served as the administrator to the Fund. For the four-month period ended September 30, 1995 and the fiscal years ended May 31, 1995 and 1994, ALPS received administrative fees from the Fund as follows:

      Four-Month Period Ended           Year Ended             Year Ended
           Sept. 30, 1995              May 31, 1995           May 31, 1994
           --------------              ------------           ------------
              $132,597                   $387,803               $241,778


    SPONSOR AND DISTRIBUTOR. As discussed in the Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.

    Prior to September 6, 1996, Pacifica had retained Pacifica Funds Distributor, Inc., a subsidiary of Furman Selz, to serve as principal underwriter for the shares of the Fund pursuant to a Distribution Contract. The Distribution Contract provided that the distributor was not entitled to any payments from the Fund for its distribution services.

   Prior to October 1, 1995, ALPS served as distributor for the Fund. ALPS was not entitled to any compensation for its services as distributor.

    SHAREHOLDER SERVICING AGENT. As discussed in the Fund's prospectus under the heading "Shareholder Servicing Agent," the Fund approved a Servicing Plan and has entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. For providing these services, a Servicing Agent is entitled to receive a fee from the Fund, not to exceed 0.20% on an annualized basis, of the average daily net assets of the shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related shareholder servicing agreements were approved by the Company's Board of Directors and provide that the Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under Article III, Section 26 of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules").

         1111
    For the year ended September 30, 1996, the Fund paid no shareholder servicing fees to First Interstate Bancorp or Wells Fargo Bank or its affiliates pursuant to the Plan.

    CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT.   Wells Fargo Bank
has been retained to act as custodian and transfer and dividend disbursing agent for the Fund, pursuant to a Custody Agreement and an Agency Agreement with the Company on behalf of the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

    Prior to April 1, 1996, FICAL acted as custodian of the Predecessor Portfolio, but played no role in making decisions as to the purchase or sale of portfolio securities for the Predecessor Portfolio. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.02% of the first $5 billion in aggregate average daily net assets of the Fund; 0.0175% of the next $5 billion in aggregate average daily net assets of the Fund; and 0.015% of the aggregate average daily net assets of the Fund in excess of $10 billion, as well as certain transaction charges.

    For the year ended September 30, 1996, the Fund paid no custody fees to FICAL or Wells Fargo Bank.

    For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.07% of the Fund's average daily net assets. Prior to the Reorganization, Furman Selz acted as transfer agent for the Predecessor Portfolio. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services. For the year ended September 30, 1996, the Fund paid no transfer and dividend disbursing agency fees to Wells Fargo Bank.

      UNDERWRITING COMMISSIONS. The Fund does not charge any front-end sales loads or contingent deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.

         1112
                                SERVICING PLANS

    As indicated in the prospectus, the Company's Board of Directors, adopted a Servicing Plan ("Servicing Plan") and related form of Shareholder Servicing Agreements with respect to the Fund. The Board of Directors included a majority of the Directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Non-Interested Directors").

    Under the Servicing Plan and pursuant to the shareholder servicing agreements, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.20% of the average daily net assets of the Fund's shares attributable to the servicing agent's customers. The actual fee payable to servicing agents is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules.

    The Servicing Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non-Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

    The Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.


                            PERFORMANCE CALCULATIONS

    The following information supplements and should be read in conjunction with the sections in each prospectus entitled "Determination of Net Asset Value" and "Performance Data."

    The Fund may, from time to time, include its yield or effective yield in advertisements or reports to shareholders or prospective investors.

    "Yield" for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The

         1113
base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

    "Effective Yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return +1)365/7]-1.

           Yield For The Applicable Period Ended September 30, 19961

                    Seven-Day Yield                  Seven-Day Effective Yield
                    ---------------                  -------------------------
                         5.30%                                 5.44%
------------------------------------

(1)  The Fund does not assess sales charges.

    Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, yields fluctuate, unlike investments which pay a fixed yield for a stated period of time. Yields for the Fund are calculated on the same basis as other money market funds as required by applicable regulations. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

    Quotations of yield reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Yield varies based on changes in market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

    Investors should recognize that in periods of declining interest rates, the Fund's yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund, thereby reducing the current yields of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

    In connection with communicating its yields to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

    From time to time and only to the extent the comparison is appropriate for the Fund, the Company may quote performance or price-earning ratios in advertising and other types of

         1114
literature as compared with the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

    The performance of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services that monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

    In addition, the Company also may use, in advertisements and other types of literature, information and statements showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

    The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on

         1115
returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or current or potential value with respect to the particular industry or sector.

    The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

    From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

    The Company also may disclose in sales literature, the distribution rate on the Fund's shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.


    The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories.


    The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of

         1116
December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

    The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

    The following information supplements and should be read in conjunction with the prospectus section under "Purchase of Shares."

    Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of a Fund's shares.

    Net asset value per share for the Fund is determined as of 12:00 noon Pacific time on each Business Day as described in the prospectus.

    The Fund's instruments are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on Fund shares computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for

         1117
all of its instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

    The valuation of the Fund's instruments, based upon their amortized cost and the concomitant maintenance by the Fund of a net asset value of $1.00, is permitted in accordance with Rule 2a-7 under the Act, pursuant to which the Fund must adhere to certain conditions. The Fund must maintain a dollar-weighted average maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days (thirteen months) or less, and invest only in securities that are determined to present minimal credit risks pursuant to guidelines adopted by the Directors or the adviser under guidelines approved by the Directors. Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

    The Company's Board of Directors has established valuation procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions. Such procedures include the determination, at such intervals as the Directors deem appropriate, of the extent to which the Fund's NAV as calculated by using available market quotations deviates from $1.00 per share, such deviation may result in material dilution or other unfair results to existing shareholders or investors. In the event the Directors determine that such a material deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind or without monetary or other consideration; or establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that the Fund will do so.

         1118
                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    Fund shares may be purchased on any day the Fund is open (a "Business Day"). The Fund is open on any day that either the New York Stock Exchange or Wells Fargo Bank is open. Currently the holidays observed by both the New York Stock Exchange and Wells Fargo Bank are New Year's Day, Presidents' Day, Martin Luther King's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (each, a "Holiday"). When any Holiday falls on a weekend, the Fund typically is closed on the weekday immediately before or after such Holiday.

    Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

    Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

    The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

    In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.


                             PORTFOLIO TRANSACTIONS

    The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the

         1119
Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

    Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

    Purchases and sales of securities usually are principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also purchases portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

      The Fund may purchase certain obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

    Wells Fargo Bank, as the Fund's investment adviser, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received is in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the advisory contracts, and the expenses of Wells Fargo Bank are not necessarily reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

         1120
    Consistent with the Rules of Fair Practice of the NASD, and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the adviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

    Brokerage Commissions.    Subject to the general supervision and approval
of the Board of Directors, the adviser makes decisions with respect to and places orders for all purchases and sales of securities for the Fund. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.

    During the fiscal periods ended September 30 ,1996, September 30, 1995, May 31, 1995, and May 31, 1994, the Fund and the Predecessor Portfolio did not pay any brokerage commissions, because all of its portfolio transactions occurred in the over-the-counter market.

    Securities of Regular Broker Dealers.   The Fund may from time to time
purchase securities issued by its regular broker/dealers. As of September 30, 1996, the Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:

                           AMOUNT                REGULAR BROKER/DEALER
                           ------                ---------------------
                           $263,865,000          Goldman Sachs & Co.


    Prior to October 1, 1995, ALPS Mutual Funds Services, Inc. ("ALPS") served as administrator/distributor for the Fund, and reported no holdings of securities by the Fund of its regular broker/dealers or of their parents that derive more than 15% of gross revenues from securities-related activities.

    Portfolio Turnover Rate. The portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate. Because the Fund's portfolio consists of securities with relatively short-term maturities, it can expect to experience high portfolio turnovers. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Fund usually will not incur brokerage expenses.


                                 FUND EXPENSES

    Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory,

         1121
shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                               FEDERAL INCOME TAX

   In General. The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

   The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

   Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or

         1122
businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

   A 4% nondeductible excise tax will be imposed on the Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

   Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28.00%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

   Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

   Other Distributions. Although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

   Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any

         1123
Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

   If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

   Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Fund will generally be long- term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

   Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

   Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or

         1124
credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

   Other Matters. Investors should be aware that the investments to be made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

   The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

    The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Funds and Management."

     The Fund is one of the Stagecoach Family of funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other funds.

   The Fund offers one class of shares. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

         1125
    Pacifica was a Massachusetts business trust established under a Declaration of Trust dated July 17, 1984, consisting of series of separately managed portfolios. The capitalization of Pacifica consisted solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.

    Voting. On any matter submitted to a vote of shareholders, all shares then entitled to vote are voted separately by series unless otherwise required by the Act, in which case all shares are voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and are voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the Fund shares represented at a meeting if the holders of more than 50% of the outstanding Fund shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

    Each Fund share represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

    Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the prospectus, are fully paid and non-assessable by the Company.

    Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

         1126
                       5% OWNERSHIP AS OF JANUARY 2, 1997


                                                        Percentage     Percentage
 Name and Address         Class; Type of Ownership       of Class       of Fund
 ----------------         ------------------------       --------       -------
 Virg & Co.                     Record Holder              100%           100%
 Attn: MF Dept. A88-4
 P.O. Box 9800
 Calabasas, CA  91372

    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund) or is identified as the holder of record or more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class.


                                     OTHER

    This Registration Statement, including the prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a prospectus or the SAI as to the contents of any contract or other document referred to herein or in the prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

    KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

    The portfolio of investments, audited financial statements and independent auditors' reports for the Company's fiscal period ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on or about December 9, 1996. The Company's annual report may be obtained by calling 1-800-222-8222.

         1127
                                  SAI APPENDIX

    The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.


Corporate and Municipal Bonds

    Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers:
1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

    S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Municipal Notes

    Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding

         1128
group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

    S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.


Corporate and Municipal Commercial Paper

    Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

    S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

         1129

                           STAGECOACH FUNDS, INC.


                          Telephone: 1-800-260-5969


                     STATEMENT OF ADDITIONAL INFORMATION
                           Dated February 1, 1997

                       PRIME MONEY MARKET MUTUAL FUND
                      TREASURY MONEY MARKET MUTUAL FUND

                                SERVICE CLASS

                   --------------------------------------

          Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about two of the funds in the Stagecoach Family of Funds -- the PRIME MONEY MARKET MUTUAL FUND and the TREASURY MONEY MARKET MUTUAL FUND (each a "Fund" and collectively, the "Funds"). The Funds offer three classes of shares -- Class A, Institutional and Service shares. This SAI relates only to the Service class of shares ("Service Class shares") of the Funds. The investment objective of each Fund is described in its Prospectus under the section entitled "How the Funds Work -- Investment Objectives and Policies."

          This SAI is not a prospectus and should be read in conjunction with each Fund's Prospectus dated February 1, 1997. All terms used in this SAI that are defined in the Prospectus for each Fund will have the meanings assigned in that Fund's Prospectus. A copy of the Prospectus for each Fund may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Transfer Agent at the telephone number indicated above.

                       ----------------------------------
         1130
                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----
General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . .     1

Additional Permitted Investment Activities  . . . . . . . . . . . . . .     5

Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8

Servicing Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15

Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . .    16

Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . .    19

Additional Purchase and Redemption Information  . . . . . . . . . . . .    20

Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . .    21

Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23

Federal Income Tax  . . . . . . . . . . . . . . . . . . . . . . . . . .    24

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27

Other     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29

Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . .    29

Financial Information . . . . . . . . . . . . . . . . . . . . . . . . .    29

Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1


         1131



                                    GENERAL

          Stagecoach Funds, Inc. (the "Company" and, at times, "Stagecoach") is an open-end management investment company offering shares in separately managed investment portfolios. The Prime Money Market Mutual Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985; on October 1, 1994, it was reorganized as the Pacific American Money Market Portfolio of Pacifica; and, in July of 1995, it was renamed the Pacifica Prime Money Market Fund. Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government in accordance with fundamental policies that were then effective for the Fund. The Fund operated as a portfolio of Pacific American Fund through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund.

          On April 25, 1996, the Agreement and Plan of Reorganization of Pacifica with Stagecoach, and the creation of each Fund as a new fund of Stagecoach were approved by the Company's Board of Directors. On May 17, 1996, the Agreement and Plan of Reorganization of Pacifica with Stagecoach was approved by Pacifica's Board of Trustees. The Reorganization of Pacifica with Stagecoach became effective on September 6, 1996 (the "Reorganization"). Each of the following portfolios of Pacifica was reorganized as the specified Stagecoach Fund:

PACIFICA FUNDS TRUST PORTFOLIO NAME          STAGECOACH FUND NAME
-----------------------------------          --------------------

Pacifica Prime Money Market Fund             Prime Money Market Mutual Fund

Pacifica Treasury Money Market Fund          Treasury Money Market Mutual Fund


                            INVESTMENT RESTRICTIONS

          The Prospectuses summarize certain fundamental investment restrictions that have been adopted for the Funds. All of the Funds' restrictions are stated in full herein and cannot be changed with respect to a Fund without approval by the holders of a majority, as defined in the 1940 Act, of the Fund's outstanding voting shares.

          Fundamental Investment Policies.

          The Funds are subject to the following investment restrictions, all of which are fundamental policies, unless expressly indicated otherwise.

         1132
          The Funds may not:

          1. Purchase common stocks, and with respect to the Treasury Money Market Mutual Fund, voting securities, (with respect to the Prime Money Market Mutual Fund including preferred stocks, warrants or other equity securities and, with respect to the Treasury Money Market Mutual Fund, including state, municipal or industrial revenue bonds) except for securities of other investment companies.

          2. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Neither Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, each Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets and will only engage in such transactions with primary reporting dealers.

          3. Mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of a Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this investment restriction.

          4. Purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, for the Treasury Money Market Mutual Fund, maintain a short position.

          5.  Write put or call options.

          6. Underwrite the securities of other issuers, except as a Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

          7. Invest in companies for the purpose of exercising control.

          8. Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements.

          9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act.

          10. Lend its portfolio securities in excess of one-third of the value of its total assets.

          As a non-fundamental policy, any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors, including maintenance of

         1133
collateral of the borrower equal at all times to at least the current market value of the securities loaned.

          11. Purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (with respect to the Treasury Money Market Mutual Fund, such obligations only include U.S. Treasury obligations) and repurchase agreements secured by such obligations, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested in any securities without regard to this 5% limitation.

          12. Purchase any securities that cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to: (a) instruments that are issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (b) with respect to the Prime Money Market Mutual Fund, instruments issued or guaranteed by U.S. banks and U.S. branches of foreign banks (provided that, with respect to U.S. branches of foreign banks, such branches are subject to the same regulations as domestic branches of U.S. banks and, with respect to foreign branches of U.S. banks, the domestic parent is unconditionally liable in the event that the foreign branch fails to pay on its instruments for any reason); and (c) repurchase agreements secured by the instruments described in clause
(a) and, with respect to the Prime Money Market Mutual Fund, clause (b).

          The Prime Money Market Mutual Fund may not:

          Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil or gas interests, but this restriction shall not prevent the Fund from investing directly or indirectly in instruments secured by real estate or interests therein.

          The Treasury Money Market Mutual Fund may not:

          1.  Purchase or sell real estate.

          2. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs.


          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days) and the Funds will not at any time hold more than 15% of their net assets in illiquid securities. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

         1134
          In addition, in accordance with current SEC regulations, the Funds intend, as a non-fundamental policy, to limit their respective investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) to not more than 5% of the value of their respective total assets at the time of purchase, except for 25% of the value of their respective total assets which may be invested in any one issuer for a period of up to three business days.

          The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that such a commitment is no longer in the best interests of the Fund involved and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

          Pursuant to state securities regulations, the Treasury Money Market Mutual Fund has undertaken the following non-fundamental investment limitation: the Fund will not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets (included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges) except that warrants acquired by the Fund at any time in units or attached to securities are not subject to this limitation. Investors should note, however, that neither Fund currently intends to purchase any warrants whatsoever, or to acquire any put option that may be sold, transferred or assigned separately from the underlying security.

          As a non-fundamental investment policy: each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made:
(i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting securities of any one investment company will be owned by a Fund or by the Company as a whole.

          For purposes of determining industry classifications of issuers, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry). In accordance with the current views of the staff of the SEC and as a matter of nonfundamental policy that may be changed without a vote of shareholders, a Fund will treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

         1135
                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

          A description of the securities in which each of the Funds may invest is set forth in their Prospectuses, to which reference is hereby made. Additional information about these instruments follows.

          Loans of Portfolio Securities. The Prime Money Market Mutual Fund may lend its securities to brokers, dealers and financial institutions, provided
(1) the loan is secured continuously by collateral consisting of cash, U.S. Treasury securities, or other U.S. Government securities or a letter of credit which is marked to market daily to ensure that each loan is fully collateralized at all times; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and
(4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. The Fund may earn income in connection with securities loans either through the reinvestment of the cash collateral or the payment of fees by the borrower. The Treasury Money Market Mutual Fund does not currently intend to lend its portfolio securities.

          Repurchase Agreements. Each Fund may engage in a repurchase agreement with respect to any security in which that Fund is authorized to invest, including U.S. Treasury STRIPS, although the underlying security may mature in more than thirteen months. Each Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by a Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and such Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. The Funds may enter into repurchase agreements only with respect to securities of the type in which such Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

         1136
          Floating- and Variable-Rate Obligations. The Funds may purchase floating- and variable-rate obligations as described in the prospectuses. Each Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating- rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

          Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. Each Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

          Securities purchased on a when-issued or forward commitment basis and certain other securities held in a Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience

         1137
such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of each Fund consisting of cash or U.S. Government obligations or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Funds' custodian bank. Purchasing securities on a forward commitment basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of such Fund's total net assets and its net asset value per share. In addition, because a Fund will set aside cash and other high quality liquid debt securities as described above the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

          The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

          Rule 144A. It is possible that unregistered securities, purchased by the Prime Money Market Mutual Fund in reliance upon Rule 144A under the Securities Act of 1933, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

          General. The assets of each of the Funds consist only of obligations maturing within thirteen months from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of each Fund may not exceed 90 days.

          The securities in which each Fund may invest will not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that each Fund's investment objective will be realized as described in the Funds' Prospectuses.

          Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or the Adviser, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

         1138
                                   MANAGEMENT

         The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                   Principal Occupations
Name, Age and Address               Position                       During Past 5 Years
---------------------               --------                       ---------------------
Jack S. Euphrat, 74                 Director                       Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                 Director,                      Senior Vice President
                                    Chairman and                   of Stephens; Manager
                                    President                      of Financial Services
                                                                   Group; President of
                                                                   Stephens
                                                                   Insurance Services
                                                                   Inc.; Senior Vice
                                                                   President of Stephens
                                                                   Sports Management
                                                                   Inc.; and President of
                                                                   Investor Brokerage
                                                                   Insurance Inc.

Thomas S. Goho, 54                  Director                       T.B. Rose Faculty
321 Beechcliff Court                                               Fellow-Business,
Winston-Salem, NC  27104                                           Wake Forest University
                                                                   Calloway School, of
                                                                   Business and
                                                                   Accountancy; Associate Professor of Finance
                                                                   of the School of Business and Accounting at
                                                                   Wake Forest University since 1983.

         1139

Joseph N. Hankin, 55                Director                       President, Westchester
75 Grasslands Road                                                 Community College since
Valhalla, N.Y. 10595                                               1971; President of Hartford
(appointed as of                                                   Junior College from 1967 to
 September 6, 1996)                                                1971; Adjunct Professor of
                                                                   Columbia University
                                                                   Teachers College since
                                                                   1976.

*W. Rodney Hughes, 70               Director                       Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                 Director                       Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                Director                       Private Investor; Real Estate
10 Legrae Street                                                   Developer; Chairman
Charleston, SC 29401                                               of Renaissance
                                                                   Properties Ltd.;
                                                                   President of  Morse
                                                                   Investment
                                                                   Corporation; and Co-
                                                                   Managing Partner of
                                                                   Main Street Ventures.

Richard H. Blank, Jr., 40           Chief                          Associate of
                                    Operating                      Financial Services
                                    Officer,                       Group of Stephens;
                                    Secretary and                  Director of Stephens
                                    Treasurer                      Sports Management
                                                                   Inc.; and Director of
                                                                   Capo Inc.

         1140
                               COMPENSATION TABLE

                                         Year Ended                            Period Ended
                                         ----------                            -------------
                                      December 31, 1995                     September 30, 1996
                                     ------------------                     ------------------
                                                                                             Total
                               Aggregate      Total Compensation       Aggregate       Compensation from
                             Compensation      from Registrant       Compensation         Registrant
    Name and Position       from Registrant   and Fund Complex       from Registrant    and Fund Complex
    -----------------       ---------------   ------------------     ---------------   -----------------
     Jack S. Euphrat            $10,188            $39,750              $9,750              $29,250
        Director

     *R. Greg Feltus             $-0-               $-0-                 $-0-                $-0-
        Director

      Thomas S. Goho            $10,188            $39,750              $9,750              $29,250
        Director

     Joseph N. Hankin             N/A                N/A                 $-0-                $-0-
         Director

      *Zoe Ann Hines             $-0-               $-0-                 $-0-                $-0-
        Director
     (resigned as of
    September 6, 1996)

    *W. Rodney Hughes           $ 9,438            $37,000              $8,250              $24,750
         Director

     Robert M. Joses            $ 9,938            $39,000              $9,750              $29,250
         Director

     *J. Tucker Morse            $8,313            $33,250              $8,250              $24,750
         Director


         Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex").

         1141
Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

         As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.


         INVESTMENT ADVISER. The Funds are advised by Wells Fargo Bank pursuant to an advisory contract for each Fund under which Wells Fargo Bank has agreed to furnish investment guidance and policy direction in connection with the daily portfolio management of the Fund. On behalf of each Fund, the Company's Board of Directors approved the advisory contracts with Wells Fargo Bank on April 25, 1996, for an initial two-year period. Pursuant to the advisory contracts, Wells Fargo Bank also has agreed to furnish to the Board of Directors periodic reports on the investment strategy and performance of each Fund.

         Wells Fargo Bank has agreed to provide to the Funds, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest-rate and security market trends, portfolio composition, credit conditions and, average maturities of each Fund. As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates of 0.25% of the average daily value of each Fund's net assets during the preceding month.

         The advisory contracts continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of a Fund's outstanding voting securities or (ii) by the Company's Board of Directors and by a majority of the Directors of the Company who are not parties to the advisory contracts or "interested persons" (as defined in the 1940 Act) of any such party. The advisory contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

         Prior to the Reorganization on September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the predecessor portfolios of Pacifica. As of the date of the Reorganization, Wells Fargo Bank became the adviser to the Funds. For the period begun April 1, 1996 and ended September 5, 1996 the predecessor portfolios paid to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996 the Funds paid to Wells Fargo Bank, the advisory fees indicated below and the indicated amounts were waived:

         1142
                           Investment Advisory  Fees

                                                                       Fiscal Year Ended
                                                                       September 30, 1996
                                                                      -------------------

                     Fund                                       Fees Paid               Fees Waived
                     ----                                       ---------               -----------
 o     Prime Money Market Mutual                                $1,845,269              $1,553,968

 o     Treasury Money Market Mutual                             $2,442,922              $2,073,426


         During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the advisory fees paid to the former adviser by the predecessor portfolios of the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund were as follows:

                         Investment Advisory Fees Paid*

                                        Year Ended         Period Ended         Year Ended
               FUND                   Sept. 30, 1995      Sept. 30, 1994      Mar. 31, 1994
               ----                   --------------      --------------      -------------
Prime Money Market Mutual               $  693,315          $330,715            $737,811
Treasury Money Market Mutual            $1,160,424          $454,029            $900,919

         *These amounts reflect voluntary fee waivers and expense reimbursements by the adviser. Prior to October 1, 1994, all of these fees were, in turn, paid by the adviser to its affiliates which served as investment sub-advisers during the periods indicated.

         ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. The Administration Agreement between Wells Fargo and each Fund, and the Co- Administration Agreement among Wells Fargo, Stephens and each Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of each Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

         1143
         From April to September 5, 1996, the administrator of the Pacifica predecessor portfolios (Furman Selz LLC) provided management and administrative services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz LLC was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Predecessor Funds. The predecessor portfolios of the Prime Money Market Mutual and Treasury Money Market Mutual Funds were administered through April 21, and April 14, 1996, respectively, by the Dreyfus Corporation, at the annual rate of 0.10% of each such Fund's average daily net assets. For the period from September 6, 1996 to September 30, 1996, Stephens served as each such Fund's sole administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each such Fund's average daily net assets. The following table reflects the administration fees which the respective administrators of the Funds and their predecessor portfolios were paid during the fiscal year ended September 30, 1996:

                                                   Administration Fees
                                                   -------------------
                                                                          Fiscal Year Ended
                                 Fund                                     September 30, 1996
                                 -----                                    ------------------
 o     Prime Money Market Mutual                                                   $1,230,872
 o     Treasury Money Market Mutual                                                $1,745,759


During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the administration fees paid to Dreyfus by the predecessors of the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund were as follows:

                                                   Administration Fees
                                                   -------------------

                                     Year Ended           Period Ended          Year Ended
               FUND                 Sept. 30, 1995       Sept. 30, 1994       Mar. 31, 1994
               ----                 --------------       --------------       -------------
Prime Money Market Mutual               $577,763            $275,596            $614,901
Treasury Money Market Mutual            $921,886            $347,499            $690,137


         SPONSOR AND DISTRIBUTOR. As discussed in each Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as each Fund's sponsor and distributor.

         SHAREHOLDER SERVICING AGENT. As discussed in each Fund's Prospectus under the heading "Shareholder Servicing Agent," the Funds approved Servicing Plans and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank. For providing these services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.20%, on an annualized basis, of the average daily net assets of the Service Class shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related form of shareholder servicing

         1144
agreement were approved by the Company's Board of Directors on April 25, 1996 and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under
Article III, Section 26 of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules").


         For the period begun October 1, 1995 and ended September 5, 1996, under similar service agreements with certain institutions, including affiliates of FICM, shareholder servicing fees have been paid to various institutions for the Funds as indicated below. For the period begun September 6, 1996 and ended September 30, 1996, such fees were paid to Wells Fargo Bank or its affiliates. The Service Class shares of the Funds paid shareholder servicing fees (after waivers) for the fiscal year ended September 30, 1996 as indicated below:




                                               Shareholder Servicing Fees--
                                                      Service Class
                                               ----------------------------
                                                                                 Fiscal Year Ended
                                    Fund                                        September 30, 1996
                                    -----                                       ------------------
 o     Prime Money Market Mutual                                                      $1,355,940
 o     Treasury Money Market Mutual                                                   $2,490,845




         CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as custodian and transfer and dividend disbursing agent for the Funds, pursuant to a Custody Agreement and an Agency Agreement with the Company on behalf of the Funds. The custodian, among other things, maintains a custody account or accounts in the name of a Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

         FICAL, located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as custodian of the predecessor portfolios of Pacifica, but played no role in making decisions as to the purchase or sale of portfolio securities for the predecessor portfolios. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

         1145
         For the period begun October 1, 1995 and ended September 5, 1996 the custody fees paid to FICAL, and for the period begun September 6, 1996 and ended September 30, 1996 the custody fees paid to Wells Fargo Bank are both reflected in the following table:

                                         Custody Fees
                                         ------------
                                                            Fiscal Year Ended
                            Fund                            September 30, 1996
                            ----                            ------------------
 o     Prime Money Market Mutual                               $   73,023(1)
 o     Treasury Money Market Mutual                              $252,183

---------------------------------------
(1)   This amount reflects fee waivers.

         For its services as transfer and dividend disbursing agent for the Funds, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of each Fund. Furman Selz acted as transfer agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

         UNDERWRITING COMMISSIONS. The Service Class of each Fund does not charge any front-end sales loads or contingent deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.


                                SERVICING PLANS

         As indicated in each Fund's Prospectus, the Company's Board of Directors, on behalf of each Fund, adopted a Servicing Plan ("Servicing Plan") on April 25, 1996, with respect to each class of the Funds' shares. The Board of Directors included a majority of the Directors who were not "interested persons" (as defined in the Act) of each Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Non-Interested Directors").

         Under the Servicing Plan and pursuant to the shareholder servicing agreements for the Service Class shares, each Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.20% of the average daily net assets of the Fund's Service Class shares attributable to the servicing agent's customers. The actual fee payable to servicing agents is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules.

         Each Servicing Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested

         1146
Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non-Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

         Each Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.





                            PERFORMANCE CALCULATIONS

         The following information supplements and should be read in conjunction with the sections in each Prospectus entitled "Determination of Net Asset
Value" and "Performance Data."

         The "yields" and "effective yields" of each Fund described in the Prospectuses are calculated according to formulas prescribed by the SEC. The standardized seven-day yields for the respective classes of shares of a Fund are computed separately for each class by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, and all fees, other than non-recurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yields for a Fund are also computed separately for each class by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The fees which may be imposed by Banks for cash management services in connection with investments in shares of the Funds are not reflected in the Funds' yields, and any such fees, if charged, will reduce the actual return received by Customers for their investments.

         1147

           Yield For The Applicable Period Ended September 30, 1996

        Fund                             Seven-Day Yield               Seven-Day  Effective Yield
        ----                             ---------------               --------------------------
 Prime Money Market Mutual                   5.09%                                5.22%
Treasury Money Market Mutual                 4.90%                                5.02%

         Yield information may be useful in reviewing the Funds' performance and for providing a basis for comparison with other investment alternatives. However, yields fluctuate, unlike investments which pay a fixed yield for a stated period of time. Yields for the Funds are calculated on the same basis as other money market funds as required by applicable regulations. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

         Investors should recognize that in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Funds, thereby reducing the current yields of the Funds. In periods of rising interest rates, the opposite can be expected to occur.

         From time to time and only to the extent the comparison is appropriate for a Fund or a class of shares, the Company may quote performance or price-earning ratios in advertising and other types of literature as compared with the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

         The performance of a Fund or a class of shares also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc.,

         1148
Bloomberg Financial Markets or Morningstar, Inc., independent services that monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

         In addition, the Company also may use, in advertisements and other types of literature, information and statements showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or a class of shares or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or a class or current or potential value with respect to the particular industry or sector.

         The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Company may compare a Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments.

         From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston

         1149
Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

         The Company also may disclose in sales literature, the distribution rate on the shares of a Fund or a class of shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.


         The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories.


         The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

         The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

         1150
                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the Prospectus section under "Purchase of Shares."

         Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of a Fund's shares.

         Net asset value per share for a class of shares is determined as of 12:00 noon Pacific time and 1:00 p.m. Pacific time on each Business Day as described in the Prospectus.

         The Funds' instruments are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of a Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in a Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The valuation of each Funds' instruments, based upon their amortized cost and the concomitant maintenance by each Fund of a net asset value of $1.00, is permitted in accordance with Rule 2a-7 under the Act, pursuant to which a Fund must adhere to certain conditions. Each Fund must maintain a dollar-weighted average maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days (thirteen months) or less, and invest only in securities that are determined to present minimal credit risks pursuant to guidelines adopted by the Directors or the adviser under guidelines approved by the Directors. Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is

         1151
scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

         The Company's Board of Directors has established valuation procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions. Such procedures include the determination, at such intervals as the Directors deem appropriate, of the extent to which each such Fund's NAV as calculated by using available market quotations deviates from $1.00 per share, such deviation may result in material dilution or other unfair results to existing shareholders or investors. In the event the Directors determine that such a material deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind or without monetary or other consideration; or establishing a net asset value per share by using available market quotations. It is the intention of the Money Market Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Service Class shares of the Funds may be purchased on any day the Funds are open for business, provided Wells Fargo Bank also is open for business (a "Business Day"). Currently, Wells Fargo Bank is closed on New Year's Day, President's Day, Martin Luther King Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the Funds are typically closed on the weekday immediately before or after such Holiday.

          Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

         The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares

         1152
involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

         In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.


                             PORTFOLIO TRANSACTIONS

         The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

         Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for a Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

         Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

         The Funds may purchase municipal obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

         1153
         Wells Fargo Bank, as the investment adviser of each Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for each Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising such Fund.

         Consistent with the Rules of Fair Practice of the NASD, and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

         Brokerage Commissions. Subject to the general supervision and approval of the Board of Directors, the adviser makes decisions with respect to and places orders for all purchases and sales of securities for the Funds. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.

         Securities of Regular Broker Dealers. The Funds may from time to time purchase securities issued by their regular dealers. As of September 30, 1996, the Funds owned securities of their "regular brokers or dealers" or their parents as defined in the Act, as follows:

                    Fund                   Amount            Regular Broker/Dealer
                    ----                   ------            ---------------------
 o     Prime Money Market Mutual         $166,369,000       Goldman Sachs & Co.
 o     Treasury Money Market Mutual      $225,975,000       Goldman Sachs & Co.
 o     Treasury Money Market Mutual      $230,000,000       HSBC Securities
 o     Treasury Money Market Mutual      $225,000,000       JP Morgan Securities
 o     Treasury Money Market Mutual      $230,000,000       Morgan Stanley

         At September 30, 1995, the Predecessor Funds held securities issued by Goldman Sachs & Co., J.P. Morgan Securities, Inc., Salomon Brothers Inc., and HSBC Securities Inc., valued at $159,111,345, $200,000,000, $126,043,763 and
$160,000,000, respectively.

         Portfolio Turnover. The portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate. Because the Funds' portfolios consist of securities with relatively short-term maturities, the Funds can expect to experience high portfolio turnovers.

         1154
A high portfolio turnover rate should not adversely affect such Funds, however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Funds usually will not incur brokerage expenses.


                                 FUND EXPENSES

         Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                               FEDERAL INCOME TAX

         In General. The following information supplements and should be read in conjunction with the applicable Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The applicable Prospectus of the Funds describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

         The Company intends to qualify the Funds as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Funds' shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derive less than 30% of its gross income from gains

         1155
from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

         A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

         Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28.00%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

         Capital Gain Distributions. To the extent that each Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

         Other Distributions. Although dividends will be declared daily based on each Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily

         1156
throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

         Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         Taxation of Fund Investments. Gains or losses on sales of portfolio securities by each Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

         Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

         1157
         Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

         Other Matters. Investors should be aware that the investments to be made by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         The foregoing discussion and the discussions in the Prospectuses address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Funds and Management."

         The Funds are two of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9,1991 and currently offers shares of twenty-three other funds.

         Each Fund offers three classes of shares. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors.
Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

         1158
         Voting Rights.   With respect to matters that affect one class of a
Fund's shares but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote are voted separately by series unless otherwise required by the Act, in which case all shares are voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and are voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

         Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

         Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the Prospectus, are fully paid and non-assessable by the Company.

         Pacifica was a Massachusetts business trust established under a Declaration of Trust dated July 17, 1984, consisting of series of separately managed portfolios which are described in this SAI. Prior to February 9, 1993 the name of Pacifica was Fund Source. This SAI relates only to the Service Class shares of two of those portfolios -- the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund. The capitalization of Pacifica consisted solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.

         Set forth below is the name, address and share ownership of each person known by the Company to have as of December 31, 1996 beneficial or record ownership of 5% or more of a class of each Fund or 5% or more of the voting securities of each Fund as a whole

         1159
                       5% OWNERSHIP AS OF JANUARY 2, 1997



                                              CLASS; TYPE OF           PERCENTAGE     PERCENTAGE OF
FUND               NAME AND ADDRESS           OWNERSHIP                 OF  CLASS      PORTFOLIO
----               ----------------           ---------                 ---------      ---------
PRIME MONEY        Virg & Co.                 Service Class              99.48%         49.10%
MARKET FUND        Attn:  MF Dept. A88-4      [Record Holder]
                   P.O. Box 9800
                   Calabasas, CA 91372

TREASURY MONEY     Virg & Co.                 Service Class              98.91%         65.90%
MARKET FUND        Attn:  MF Dept. A88-4      [Record Holder]
                   P.O. Box 9800
                   Calabasas, CA 91372

         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

         This Registration Statement, including the Prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

         The portfolio of investments, audited financial statements and independent auditors' report for the year ended September 30, 1996 are incorporated by reference to the Company's

         1160
Annual Report as filed with the SEC on December 9, 1996. The Company's Annual Report may be obtained by calling 1-800- 222-8222. The portfolio of investments, audited financial statements and independent auditors' report are attached to all SAIs delivered to current or prospective shareholders.

         1161
                                  SAI APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.


Corporate and Municipal Bonds

         Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers:
1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

         S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Municipal Notes

         Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

         1162
         S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.


Corporate and Municipal Commercial Paper

         Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

         S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

         1163
                             STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                       MONEY MARKET MUTUAL FUND - CLASS S

                          ---------------------------

             Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about CLASS S SHARES of the MONEY MARKET MUTUAL FUND. The Money Market Mutual Fund also offers Class A and Institutional Class shares. The investment objective of the Fund is described in its Prospectus under the section entitled "How the Fund Works -- Investment Objectives and Policies."

             Class S shares are available only to qualified business investors who purchase such shares through a Managed Sweep Account offered by Wells Fargo Bank, N.A. ("Wells Fargo Bank"). A Managed Sweep Account combines a non-interest bearing Wells Fargo Bank deposit account with a daily sweep of transaction account balances to or from the Fund.

             This SAI is not a prospectus and should be read in conjunction with the Fund's current Prospectus dated February 1, 1997. All terms used in this SAI that are defined in the Prospectus for the Fund will have the meanings assigned in the Prospectus. A copy of the Prospectus for the Fund may be obtained without charge by writing Stephens Inc., the Company's sponsor, administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at the telephone number indicated above.

                          ---------------------------
         1164
                               TABLE OF CONTENTS


Investment Restrictions . . . . . . . . . . . . . . . . . . . .       3

Additional Permitted Investment Activities  . . . . . . . . . .       5

Management  . . . . . . . . . . . . . . . . . . . . . . . . . .       7

Distribution Plan . . . . . . . . . . . . . . . . . . . . . . .      12

Performance Calculations  . . . . . . . . . . . . . . . . . . .      13

Determination of Net Asset Value  . . . . . . . . . . . . . . .      16

Additional Purchase and Redemption Information  . . . . . . . .      17

Portfolio Transactions  . . . . . . . . . . . . . . . . . . . .      18

Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . .      20

Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . .      20

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . .      23

Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      25

Independent Auditors  . . . . . . . . . . . . . . . . . . . . .      25

Financial Information . . . . . . . . . . . . . . . . . . . . .      25

SAI Appendix  . . . . . . . . . . . . . . . . . . . . . . . . .     A-1

Financial Statements  . . . . . . . . . . . . . . . . . . . . .     F-1

         1165

                            INVESTMENT RESTRICTIONS

             The Fund is subject to the following investment restrictions, all of which are fundamental policies.

             The Fund may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities, and (ii) obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

             (2) purchase or sell real estate or real estate limited partnerships (other than money market securities or securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

             (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

             (5) make investments for the purpose of exercising control or management;

             (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); or

             (7) write, purchase or sell puts, calls, options or any combination thereof, and write, purchase or sell warrants, except that all Funds may purchase securities with put rights in order to maintain liquidity.

             In addition, the Money Market Mutual Fund may not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the

         1166
purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in public or private offerings.

             The Fund is subject to the following non-fundamental policies:

             (1) The Fund may not purchase or retain securities of any issuer if the officers or directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities.

             (2) The Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

             (3) The Fund may not purchase or sell real estate limited partnership interests.

             (4) The Fund may not purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

             (5) The Fund may not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of such Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

             (6) The Fund may not invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

             In addition, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies. However, the Fund's investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

             In addition, as provided in Rule 2a-7 under the 1940 Act, the Money Market Mutual Fund may only purchase "Eligible Securities" (as defined in Rule 2a-7) and only if, immediately after such purchase: the Fund would have no more than 5% of its total assets in "First Tier Securities" (as defined in Rule 2a-7) of any one issuer, excluding government securities and except as otherwise permitted for temporary purposes and for certain guarantees and unconditional puts; the Fund would own no more than 10% of the voting securities of any one

         1167
issuer; the Fund would have no more than 5% of its total assets in "Second Tier Securities" (as defined in Rule 2a-7); and the Fund would have no more than the greater of $1 million or 1% of its total assets in Second Tier Securities of any one issuer.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

             Unrated Investments. The Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The Fund may purchase unrated instruments only if they are purchased in accordance with the procedures adopted by the Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund, provided that, when a security ceases to be rated, the Company's Board of Directors determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in the Funds' best interest. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

             Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

             Foreign Obligations. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Fund may invest up to 25% of its assets in foreign obligations.

         1168
             Municipal Bonds. The Money Market Mutual Fund may invest in municipal bonds. As discussed in the Prospectus, the two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

             Municipal Notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

             TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

             BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

             RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

             The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values

         1169
of outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

                                   MANAGEMENT

         The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                             Principal Occupations
Name, Age and Address                         Position                       During Past 5 Years
---------------------                         --------                       ---------------------
Jack S. Euphrat, 74                           Director                       Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                           Director,                      Senior Vice President
                                              Chairman and                   of Stephens; Manager
                                              President                      of Financial Services
                                                                             Group; President of
                                                                             Stephens
                                                                             Insurance Services
                                                                             Inc.; Senior Vice
                                                                             President of Stephens
                                                                             Sports Management
                                                                             Inc.; and President of
                                                                             Investor Brokerage
                                                                             Insurance Inc.

Thomas S. Goho, 54                            Director                       T.B. Rose Faculty
321 Beechcliff Court                                                         Fellow-Business,
Winston-Salem, NC  27104                                                     Wake Forest University
                                                                             Calloway School, of
                                                                             Business and
                                                                             Accountancy; Associate
                                                                             Professor of Finance of the
                                                                             School of Business and
                                                                             Accounting at Wake Forest
                                                                             University since 1983.

         1170

Joseph N. Hankin, 55                          Director                     President, Westchester
75 Grasslands Road                                                         Community College since
Valhalla, N.Y. 10595                                                       1971; President of Hartford
(appointed as of September 6, 1996)                                        Junior College from 1967 to
                                                                           1971; Adjunct Professor of
                                                                           Columbia University
                                                                           Teachers College since
                                                                           1976.

*W. Rodney Hughes, 70                         Director                     Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                           Director                     Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                          Director                     Private Investor; Real Estate
10 Legrae Street                                                           Developer; Chairman
Charleston, SC 29401                                                       of Renaissance
                                                                           Properties Ltd.;
                                                                           President of  Morse
                                                                           Investment
                                                                           Corporation; and Co-
                                                                           Managing Partner of
                                                                           Main Street Ventures.

Richard H. Blank, Jr., 40                     Chief                        Associate of
                                              Operating                    Financial Services
                                              Officer,                     Group of Stephens;
                                              Secretary and                Director of Stephens
                                              Treasurer                    Sports Management
                                                                           Inc.; and Director of
                                                                           Capo Inc.

         1171
                               COMPENSATION TABLE

                                       Year Ended                     Period Ended
                                   December 31, 1995               September 30, 1996
                             -----------------------------  ---------------------------------
                                                Total                              Total
                               Aggregate     Compensation    Aggregate          Compensation
                             Compensation  from Registrant  Compensation      from Registrant
                                 from          and Fund         from              and Fund
     Name and Position        Registrant       Complex       Registrant           Complex
     -----------------       ------------  ---------------  ------------      ---------------
      Jack S. Euphrat           $10,188        $39,750         $9,750             $29,250
         Director

      *R. Greg Feltus            $-0-           $-0-           $-0-                $-0-
         Director

       Thomas S. Goho           $10,188        $39,750         $9,750             $29,250
         Director

      Joseph N. Hankin            N/A            N/A           $-0-                $-0-
          Director

       *Zoe Ann Hines            $-0-           $-0-           $-0-                $-0-
         Director
      (resigned as of
     September 6, 1996)

     *W. Rodney Hughes           $9,438         $37,000        $8,250             $24,750
          Director

      Robert M. Joses            $9,938         $39,000        $9,750             $29,250
          Director

      *J. Tucker Morse           $8,313         $33,250        $8,250             $24,750
          Director


         Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as

         1172
directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             INVESTMENT ADVISER. The Fund is advised by Wells Fargo Bank pursuant to an Advisory Contract approved by the Board of Directors on October 22, 1991, and by the initial shareholder of the Fund on December 2, 1991. The Advisory Contract for the Fund provides that Wells Fargo Bank shall furnish to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. Pursuant to the Advisory Contract, Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund.

             Wells Fargo Bank has agreed to provide the Fund with, among other things, money market security and fixed- income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Fund's portfolio.

             The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             For the years ended December 31, 1993, 1994 and 1995, and for the period ended September 30, 1996, the Fund paid advisory fees to Wells Fargo Bank as indicated below and Wells Fargo Bank waived the indicated amounts:

     December 31, 1993        December 31, 1994            December 31, 1995         September 30, 1996
     -----------------        -----------------            -----------------         ------------------
     Fees         Fees        Fees          Fees           Fees         Fees         Fees         Fees
     Paid        Waived       Paid         Waived          Paid        Waived        Paid        Waived
     ----        ------       ----         ------          ----        ------        ----        ------
  $1,285,690       $0      $2,073,686    $2,008,946     $12,729,506      $0       $11,593,678      $0

             ADMINISTRATOR AND CO-ADMINISTRATOR . The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. The Administration Agreement between Wells Fargo and the Fund, and the Co-Administration

         1173
Agreement among Wells Fargo, Stephens and the Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02% respectively, of the average daily net assets of the Fund.

             For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Fund paid administrative fees to Stephens, the sole administrator during these periods, the following dollar amounts, based on a monthly fee at the annual rate of 0.03% of the Fund's average daily net assets:

     December 31, 1993           December 31, 1994          December 31, 1995        September 30, 1996
     -----------------           -----------------          -----------------        ------------------
          $96,535                     $306,209                  $954,713                   $872,577

             SPONSOR AND DISTRIBUTOR. As discussed in the Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.

             SHAREHOLDER SERVICING AGENT. As discussed in the Fund's prospectus under the heading "Shareholder Servicing Agent," Wells Fargo Bank acts as the shareholder servicing agent ("Agent") for Class S shares of the Fund pursuant to a Shareholder Services Agreement (the "Agreement") and the related Servicing Plan. Wells Fargo Bank, as agent, has agreed to perform certain shareholder liaison services such as answering shareholder inquiries regarding account status and history, and the manner in which purchases, exchanges and redemptions of Fund shares may be made. For services provided pursuant to the Servicing Plan, the Company may pay each Shareholder Servicing Agent a monthly fee at the annual rate of up to 0.25% of the average daily value of Class S shares of the Fund beneficially owned by customers of the Shareholder Servicing Agent.

             The dollar amount of shareholder servicing fees paid by the Fund to Wells Fargo Bank or its affiliates for the year ended December 31, 1995 and the period ended September 30, 1996, were as follows:

                   December 31, 1995                 September 30, 1996(1)
                   -----------------                 ---------------------
                      $8,542,616                         $7,594,481

---------
(1) This amount includes shareholder servicing fees paid by other classes of the Fund and reflects fee waivers.

         1174
             CUSTODIAN AND TRANSFER AND DIVIDEND AGENT. Wells Fargo Bank has been retained to act as custodian and transfer and dividend disbursing agent for the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank receives an asset-based fee and transaction charges; and for its services as transfer and dividend disbursing agent, it receives a base fee and per-account fees. For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.07% of the Fund's average daily net assets.

             For the year ended December 31, 1995 and the period ended September 30, 1996, the Fund did not pay any custody fees or transfer or dividend disbursing agency fees to Wells Fargo Bank.

             UNDERWRITING COMMISSIONS. The Fund's Class S does not charge any front-end sales loads or contingent deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.

                               DISTRIBUTION PLAN

             The Fund has adopted distribution plans (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder as described in the Prospectus. The Plan for the Class S shares of the Money Market Mutual Fund was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors") on May 2, 1995.

             Under the Plan for the Class S Shares of the Money Market Mutual Fund, the Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Fund shareholders by paying on an annual basis up to 0.75% of the average daily net assets of the Class S Shares. The Class S Plan provides for reimbursement of actual expenses and payment of compensation to the Distributor and Selling Agents for sales support services. In addition, the Plan contemplates that to the extent any fees payable pursuant to a Shareholder Servicing Agreement are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to such Plan.

             The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any Agreements related to the Plan also must be approved by the Majority vote of the Directors and the Qualified Directors. Such agreements may be terminated at any time without penalty by a vote of a majority of the outstanding voting securities of the Class S shares of the Fund. The Plan may not be amended to increase materially the amounts payable thereunder without the

         1175
approval of a majority of the outstanding securities of the Class S shares of the Fund. No material amendment to the Plan may be made except by the approval of a majority of both the Directors of the Company and the Qualified Directors. The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

             For the year ended December 31, 1995, and the period ended September 30, 1996, the Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Fund's Plan for Class S shares.

                                                        Printing &
      Money Market Mutual Fund                           Mailing         Marketing    Compensation to
              Class S                    Total          Prospectus       Brochures      Underwriters
              -------                    -----          ----------       ---------      ------------
December 31, 1995                      $2,215,338          N/A              N/A           $2,215,338
September 30, 1996                     $3,587,118          N/A              N/A           $3,587,118

             For the year ended December 31, 1995, and the period ended September 30, 1996, WFSI and its registered representatives received no compensation under the Fund's Plan.


                            PERFORMANCE CALCULATIONS

             YIELD: As indicated in its Prospectuses, the Money Market Mutual Fund may advertise certain yield information with respect to each Class of shares. Current yield with respect to each Class of shares of the Money Market Mutual Fund will be calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

             Effective Yield: Current yield for the Fund is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         1176
              Effective Yield = [(Base Period Return +1)365/7]-1.

                 Yield for the period ended September 30, 1996

        Money Market Mutual Fund                   Seven-Day Yield               Seven-Day  Effective Yield
        ------------------------                   ---------------               --------------------------
                 Class S                                4.18%                              4.27%


             The yield for the Class S shares of the Money Market Mutual Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

             Yield information for Class S shares of the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield of Class S shares of the Fund however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

             In addition, investors should recognize that changes in net asset value of Class S shares of the Money Market Mutual Fund will affect the yield for any specified period, and such changes should be considered together with the yield in ascertaining the total return to shareholders for the period. Yield information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

             From time to time and only to the extent the comparison is appropriate for the Fund or a Class of shares of the Fund, the Company may quote the performance or price-earning ratio of the Fund or Class of shares of the Fund in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies,

         1177
publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Money Market Mutual Fund also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Money Market Mutual Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Money Market Mutual Fund's comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

             Any such comparisons may be useful to investors who wish to compare past performance of each Class of the Money Market Mutual Fund with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         1178
             The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.


             From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for Stagecoach Funds, provides various services to its customers that are also shareholders of the Fund.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements." The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WIFM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individual, trusts, estates and institutions and $20 billion of mutual fund assets.


             The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Money Market Mutual Fund may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account and Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Money Market Mutual Fund through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

         1179
                        DETERMINATION OF NET ASSET VALUE

             Net asset value per Class S share for the Fund is determined by the Custodian on each Business Day, as described in the Prospectus.

             As indicated under "Investing In The Fund -- Share Value" in the Prospectus the Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.
While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

             Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board of Directors is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Fund may be purchased on any day the Fund is open (a "Business Day"). The Fund is open on any day that either the New York Stock Exchange or Wells Fargo Bank is open. Currently, the holidays observed by both the New York Stock Exchange and Wells Fargo

         1180
Bank are New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each, a "Holiday").

         Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

             Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

             The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

             In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.
                             PORTFOLIO TRANSACTIONS

             The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

             Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Fund and other

         1181
accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

             Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

             The Fund may purchase municipal obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

             Wells Fargo Bank, as investment adviser of the Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for a portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contract, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Fund.

             Brokerage Commission. For the year ended December 31, 1995 and period ended September 30, 1996, the Fund did not pay any brokerage commissions on portfolio transactions.

             Securities of Regular Broker/Dealers. As of December 31, 1995, the Money Market Mutual Fund owned securities of its "regular brokers or dealers", or their parents, as defined in the Act, as follows: $125,955,000 of
Goldman Sachs & Co. debt securities.   As of September 30, 1996, the Fund owned
securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:

                   Amount                       Regular Broker/Dealer
                   ------                       ---------------------
                   $202,778,000                 Goldman Sachs & Co.

             Portfolio Turnover. The portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate. Because the portfolio of the Money Market Mutual Fund consist of securities with relatively short-term maturities, the Fund can expect to

         1182
experience high portfolio turnovers. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Fund usually will not incur brokerage expenses.


                                 FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Money Market Mutual Fund are charged against the Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                              FEDERAL INCOME TAXES

             The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

             Qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code") requires, among other things, that (a) at least 90% of the Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derives less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses

         1183
or related trades or businesses. As a regulated investment company, the Money Market Mutual Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its stockholders at least 90% of its net investment income and tax-exempt income earned in each year.

             Generally, dividends and distributions of capital gains are taxable to shareholders when they are received. However, dividends and distributions of capital gains declared payable as of a record date in October, November or December of any calendar year are deemed under the Code to have been received by the shareholders on December 31 of that calendar year if the dividend is actually paid in the following January. Such dividends will, accordingly, be taxable to the recipient shareholders in the year in which the record date falls. In addition, a 4% nondeductible excise tax will be imposed on the Money Market Mutual Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either distribute, or be deemed to distribute, all of its net investment income and net capital gains by the end of the calendar year and, thus, expects not to be subject to the excise tax.

             Income and dividends received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of the Fund is expected to consist of securities of foreign issuers, the Fund will not be eligible to elect to "pass through" foreign tax credits to shareholders. Gains or losses on sales of portfolio securities by the Fund will generally be long-term capital gains or losses if the securities sold have been held by it for more than one year, except in certain cases where the Fund acquires a put thereon. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of securities will be short-term capital gains or losses. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually.
Such distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as a capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.


             If a shareholder receives such a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated and capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

         1184
             As of the printing of this SAI, the maximum individual marginal tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to the phase-out of exemptions and elimination of deductions), the maximum individual rate applicable to net realized capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net realized capital gains is 35.00%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000.

             If a shareholder exchanges or otherwise disposes of shares of the Money Market Mutual Fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the Fund, or of a different fund, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.

             Also, any loss realized on a redemption or exchange of Fund shares will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             If, in the opinion of the Fund, ownership of its shares has or may become concentrated to an extent that could cause the Fund to be deemed a personal holding company within the meaning of the Code, the Fund may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.

             Foreign Shareholders. Under the Code, distributions of net investment income by the Money Market Mutual Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Other Matters. It is expected that the net income of the Money Market Mutual Fund will be a positive amount at the time of each determination thereof. If, however, the net income of the Fund determined at any time is a negative amount (which could occur, for instance, upon nonpayment of interest and/or principal by an issuer of a security held by the Fund), the Fund would, pursuant to SEC rules, first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If, and

         1185
to the extent that, such negative amount exceeds such declared dividends at the end of the month, the Fund will reduce the number of its outstanding shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents the shareholder's proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Money Market Mutual Fund.

             Although dividends will be declared daily with respect to the Fund based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. If during the year, the Fund had reduced the number of shares, as described above, due to such a shortfall, shareholders who had redeemed shares prior to such reduction could be deemed to have realized a capital gain to the extent of the reduction, while shareholders redeeming shares after the reduction could be deemed to have realized a capital loss to the extent of the reduction. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.


                                 CAPITAL STOCK

             The Fund is one of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other funds.

             Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

             The Money Market Mutual Fund is comprised of three classes of shares, Class A, Class S and Institutional Class shares. With respect to matters affecting one Class, but not another, shareholders of each of the Fund vote as a Class. For example, approval of a distribution plan is voted on only by members of the Class affected by the plan. Subject to the foregoing, all shares of the Fund have equal voting rights. In situations where voting by series is required by law or where the matter involved only affects one series, shares of the Fund will be

         1186
voted by series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of the Money Market Mutual Fund, and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of the Fund means the vote of the lesser of (i) 67% of the shares of the respective Class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. As used in the Prospectus of the Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of a Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of a Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


             The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

             Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

             Set forth below the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

         1187
                       5% OWNERSHIP AS OF JANUARY 2, 1997

                                     NAME AND               CLASS; TYPE         PERCENTAGE       PERCENTAGE
           FUND                      ADDRESS                OF OWNERSHIP         OF CLASS          OF FUND
           ----                      -------                ------------         --------          -------
   MONEY MARKET MUTUAL         Wells Fargo Bank               Class S             100.00%          14.60%
                               P.O. Box 7066             Beneficially Owned
                               San Francisco, CA
                               94120


             For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

             The Registration Statement, including the Prospectus of the Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI of each Fund as to the contents of any contract or other document are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditor for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' report for the Money Market Mutual Fund contained in the Company's Annual Report for the period ended September 30, 1996, as filed with the SEC on December 9, 1996, are hereby incorporated by reference into this SAI. The portfolio of investments, audited financial statements and independent auditors' report for the Fund is attached to all SAIs delivered to current or prospective shareholders.

         1188
                                  SAI APPENDIX


             The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

             Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Municipal Notes

             Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or

         1189
"VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

             S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

             Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime- 2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes

             S&P: The two highest ratings for corporate notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

         1190
                            STAGECOACH  FUNDS, INC.

                           Telephone: (800) 260-5969


                      STATEMENT OF ADDITIONAL INFORMATION

                             Dated February 1, 1997

                                 SMALL CAP FUND

                              INSTITUTIONAL CLASS


                       ----------------------------------

             Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about one of the Company's series -- the SMALL CAP FUND (the "Fund"). This SAI relates only to the Institutional Class Shares offered by the Fund. The investment objective of the Fund is described in the Prospectus under the heading "Investment Objective and Policies." The Fund seeks to achieve its investment objective by investing all of its assets in the Small Cap Master Portfolio (at times, the "Master Portfolio") of Master Investment Trust ("MIT"), which has the same investment objective as the Fund. The Fund may withdraw its investment in the Small Cap Master Portfolio at any time.

             This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus, dated February 1, 1997. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at the telephone number indicated above.


                       ----------------------------------
         1191
                               TABLE OF CONTENTS



                                                                                                                     Page
                                                                                                                     ----
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

Servicing Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

Determination of Net Asset Value....  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

Additional Purchase and Redemption Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

Fund Expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

Federal Income Tax... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

Other.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1

Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   F-1

         1192
                            INVESTMENT RESTRICTIONS

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Investment Objective and Policies."

             Fundamental Investment Policies. The Fund and Master Portfolio are subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed, as to either the Fund or the Master Portfolio, without approval by the holders of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund or the Master Portfolio, as appropriate. Whenever the Fund is requested to vote on a fundamental policy of the Master Portfolio, the Fund will hold a meeting of Fund shareholders and it will cast its votes as instructed by such shareholders.

             The Fund and the Master Portfolio may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

             (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, including mortgage passthrough securities), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

             (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (4);

             (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (5);

         1193
             (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

             (7) make loans of portfolio securities having a value that exceeds 33 1/3% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

             (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).


             Non-Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following investment restrictions, all of which are non-fundamental policies. These restrictions may be changed by a vote of a majority of the Directors of the Company or the Trustees of MIT, as the case may be, at any time.

             The Fund and the Master Portfolio may not:

             (1) purchase or retain securities of any issuer if the officers or directors of the Fund or its Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

             (2)    purchase or sell real estate limited partnership interests;

             (3) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets;

             (4) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer;

         1194
             (5) invest more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

             (6) In addition, as a matter of non-fundamental policy, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition; nor

             (7) Invest more than 25% of their respective net assets in securities of foreign governmental and foreign private issues that are denominated in and pay interest in U.S. dollars.


             Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

                                   MANAGEMENT

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                             Principal Occupations
Name, Age and Address                         Position                       During Past 5 Years
---------------------                         --------                       ---------------------
Jack S. Euphrat, 74                           Director                       Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                           Director,                      Senior Vice President
                                              Chairman and                   of Stephens; Manager
                                              President                      of Financial Services
                                                                             Group; President of
                                                                             Stephens
                                                                             Insurance Services
                                                                             Inc.; Senior Vice
                                                                             President of Stephens
                                                                             Sports Management
                                                                             Inc.; and President of
                                                                             Investor Brokerage
                                                                             Insurance Inc.

         1195

Thomas S. Goho, 54                            Director                       T.B. Rose Faculty
321 Beechcliff Court                                                         Fellow-Business,
Winston-Salem, NC  27104                                                     Wake Forest University
                                                                             Calloway School, of
                                                                             Business and
                                                                             Accountancy; Associate Professor of Finance
                                                                             of the School of Business and Accounting at
                                                                             Wake Forest University since 1983.

Joseph N. Hankin, 55                          Director                       President, Westchester
75 Grasslands Road                                                           Community College since
Valhalla, N.Y. 10595                                                         1971; President of Hartford
(appointed as of September 16, 1996)                                         Junior College from 1967 to
                                                                             1971; Adjunct Professor of
                                                                             Columbia University
                                                                             Teachers College since
                                                                             1976.

*W. Rodney Hughes, 70                         Director                       Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                           Director                       Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                          Director                       Private Investor; Real Estate
10 Legrae Street                                                             Developer; Chairman
Charleston, SC 29401                                                         of Renaissance
                                                                             Properties Ltd.;
                                                                             President of  Morse
                                                                             Investment
                                                                             Corporation; and Co-
                                                                             Managing Partner of
                                                                             Main Street Ventures.

         1196

Richard H. Blank, Jr., 40                     Chief                          Associate of
                                              Operating                      Financial Services
                                              Officer,                       Group of Stephens;
                                              Secretary and                  Director of Stephens
                                              Treasurer                      Sports Management
                                                                             Inc.; and Director of
                                                                             Capo Inc.

         1197
                               COMPENSATION TABLE

                                     Year Ended                            Period Ended
                                     ----------                            -------------
                                  December 31, 1995                     September 30, 1996
                                 ------------------                     ------------------
                           Aggregate      Total Compensation       Aggregate       Total Compensation
                         Compensation      from Registrant       Compensation       from Registrant
Name and Position       from Registrant   and Fund Complex      from Registrant     and Fund Complex
-----------------       ---------------   ------------------    ---------------    -------------------
 Jack S. Euphrat            $10,188            $39,750              $9,750              $29,250
    Director

 *R. Greg Feltus             $-0-               $-0-                 $-0-                $-0-
    Director

  Thomas S. Goho            $10,188            $39,750              $9,750              $29,250
    Director

 Joseph N. Hankin             N/A                N/A                 $-0-                $-0-
     Director

  *Zoe Ann Hines             $-0-               $-0-                 $-0-                $-0-
    Director
 (resigned as of
September 6, 1996)

*W. Rodney Hughes           $9,438             $37,000              $8,250              $24,750
     Director

 Robert M. Joses            $9,938             $39,000              $9,750              $29,250
     Director

 *J. Tucker Morse           $8,313             $33,250              $8,250              $24,750
     Director



             Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and

         1198
Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as Trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and Trusts within a fund complex for their services as directors/Trustees to such companies and Trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             MASTER/FEEDER STRUCTURE. The Fund seeks to achieve its investment objective by investing all of its assets in the Small Cap Master Portfolio of MIT. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management and Servicing Fees" for additional description of the Fund's and Master Portfolio's expenses and management.

             The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

             The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies." Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

         1199
             Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIT's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objective and Policies" for additional information regarding the Fund's and the Master Portfolio's investment objectives and policies. Additional information regarding the officers and Directors/Trustees of the Company and MIT is located in the Fund's SAI under "Management."

             INVESTMENT ADVISER. The Fund has not engaged an investment adviser. The Master Portfolio (which has the same investment objective as the Fund, and in which the Fund invests all its assets) is advised by Wells Fargo Bank. The Advisory Contract provides that Wells Fargo Bank shall furnish to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Pursuant to the Advisory Contract, Wells Fargo Bank furnishes to the Board of Trustees of MIT periodic reports on the investment strategy and performance of the Master Portfolio. For its services as investment adviser to the Master Portfolio, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.60% of the Master Portfolio's average daily net assets.


             For the period begun September 16, 1996 (commencement of operations) and ended September 30, 1996, the Master Portfolio paid $6,129 in advisory fees to Wells Fargo Bank. No fees were waived.


             Wells Fargo Bank has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio.

             The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by MIT's Board of Trustees and (ii) by a majority of the Trustees of MIT who are not parties to the Advisory Contract or "interested persons" (as defined in the Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. In addition, MIT has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on

         1200
behalf of the Master Portfolio. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company and MIT, Wells Fargo Bank, Stephens shall provide as administrative services, among other things: (i) general supervision of the Fund's and the Master Portfolio's operations, including coordination of the services performed by the investment adviser (in the case of the Master Portfolio), transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund and the Master Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's and MIT's Officers, Directors and Trustees. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's and the Master Portfolio's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of MIT's and the Company's Directors/Trustees, Officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

             For the period begun September 16, 1996 and ended September 30, 1996, Stephens served as sole administrator to the Fund, and received $492 in administrative fees. Stephens was entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets.

             SPONSOR AND DISTRIBUTOR. As discussed in the Fund's Prospectus under the heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.

             SHAREHOLDER SERVICING AGENT. As discussed in the Fund's Prospectus under the heading "Shareholder Servicing Agent," the Fund has entered into a shareholder servicing agreement with Wells Fargo Bank. The Institutional Class shares of the Fund paid $2,460 in shareholder servicing fees to Wells Fargo Bank or its affiliates for the period ended September 30, 1996.

             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as custodian and transfer and dividend disbursing agent for the Fund and the Master Portfolio. The custodian, among other things, maintains a custody account or accounts in the name of the Fund and the Master Portfolio, receives and delivers all assets for the Fund and the Master Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and the Master Portfolio and pays all expenses of the Fund and the Master Portfolio. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

         1201
             For the period begun September 16, 1996 and ended September 30, 1996, the Fund did not pay any custody fees to Wells Fargo Bank.

             For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.07% of the Fund's average daily net assets. For the period begun September 16, 1996 and ended September 30, 1996, the Fund paid Wells Fargo Bank $617 (after waivers) in transfer and dividend disbursing agency fees.

             UNDERWRITING COMMISSIONS. The Institutional Class of the Fund does not charge any front-end sales loads or contingent deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.

             COLLECTIVE INVESTMENT FUND MANAGEMENT FEES. Prior to September 16, 1996, Wells Fargo provided management and administrative services to the Collective Investment Fund. For these services Wells Fargo charged fees at an annual rate of 0.75% of the Collective Investment Fund's average net assets. Wells Fargo was also entitled to be reimbursed by the Collective Investment Fund for expenses incurred on its behalf, excluding costs incurred in establishing and organizing the Fund. The Collective Investment Fund was
entitled to pay up to 0.10% of its net assets for "Audit Expenses."   There
were no sales charges. The Collective Investment Fund paid all brokerage commissions incurred on its portfolio transactions.


                                 SERVICING PLAN

             The Company's Board of Directors, on behalf of the Fund, adopted a Servicing Plan ("Servicing Plan") on August 28th and 29th, 1996, with respect to each class of the Fund's shares. The Servicing Plan was approved by a majority of the Directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Non-Interested Directors").

             Under the Servicing Plan and pursuant to the shareholder servicing agreements for the Institutional Class Shares, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund's Institutional Class Shares attributable to the servicing agent's customers.
The actual fee payable to servicing agents is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules of Fair Practice.

             Each Servicing Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non- Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority

         1202
of the Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

             Each Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.


                            PERFORMANCE CALCULATIONS

             The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Investing in the Fund -- Share Value" and "How the Fund Works -- Performance."

             As indicated in the Prospectus, the Fund may advertise certain total return information for a class of shares, computed in the manner described in the Prospectus. As and to the extent required by the Commission, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund also may, at times, calculate total return for a class of shares based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or would be based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

             In addition to the above performance information, the Fund may also advertise the cumulative total return of a class. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in a class of shares, assuming all dividends and capital gain distributions are reinvested in shares of that class, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

             Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year.

             The total return information for the Institutional Class Shares presented below and advertised by the Fund for the period prior to September 16, 1996, the date the Fund commenced operations, is based upon the prior performance of the Collective Investment Fund. The performance information is adjusted to reflect the current level of operating expenses applicable to the Institutional Class shares. There are no front-end or contingent deferred sales charges on the Fund's Institutional Class shares.

         1203
               For the Applicable Period Ended September 30, 1996


                    Average Annual Total Return      Cumulative Total Return
                   ----------------------------      -----------------------
       Class       Inception(1)        One Year            Inception
       -----       ----------          --------            ----------
         I           52.49%              39.01%              119.09%
------------------------------

(1) The Small Cap Fund commenced operations on September 16, 1996, as the successor to the Small Capitalization Growth Fund for BRP Employment Retirement Plans, an unregistered bank collective investment fund (the "Predecessor Fund") which, in turn, commenced operations on November 2, 1994.


             From time to time and only to the extent the comparison is appropriate for a class of shares of the Fund, the Company may quote the performance or price-earning ratio of a class of shares of the Fund in advertising and other types of literature as compared to the performance of the 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of shares of the Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the class' past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

         1204
             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a class of shares of the Fund or the general economic, business, investment, or financial environment in which the Fund operates;
(iii) the effect of tax-deferred compounding on the investment returns of a class of shares of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of a class of shares of the Fund with respect to the particular industry or sector.

             From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

             The Company may also disclose in advertising and other types of literature, information and statements the distribution rate on the shares of each class of the Fund. Distribution rate is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV per share.

             The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by an NRSRO, such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or the unavailability of, information relating to the Fund or its

         1205
investments. The Company may compare the performance of the Fund with other investments that are assigned ratings by the NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.



             The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WIFM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $54 billion of assets of individual, Trusts, estates and institutions and $20 billion of mutual fund assets.


             The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

             The following information supplements and should be read in conjunction with the Prospectus section entitled "Investing in the Fund." Net asset value per share for each class of the Fund and net asset value per unit of the Master Portfolio are each determined by Wells Fargo on each day the Exchange is open for trading as of the close of regular trading on the Exchange, which is currently 1:00 p.m. Pacific time.

             Securities of the Master Portfolio for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the

         1206
latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of the Master Portfolio other than money market instruments maturing in 60 days or less are valued at latest quoted bid prices. Prices may be furnished by a reputable independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Master Portfolio for which current market quotations are not readily available are valued at fair value as determined in good faith by MIT's Trustees and in accordance with procedures adopted by the Trustees.

             Expenses and fees, including advisory fees are accrued daily and are taken into account for the purpose of determining the net asset value of the Master Portfolio's interests and the Fund's shares.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

             Institutional Class shares may be purchased on any day the Fund is open. The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

             Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

             Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

             The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares

         1207
involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

             In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

             Purchases and sales of securities by the Master Portfolio are usually principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Master Portfolio also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. The cost of executing the Master Portfolio's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIT are prohibited from dealing with MIT as a principal in the purchase and sale of securities unless an exemptive order or other relief allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Master Portfolio may purchase securities from underwriting syndicates of which Stephens or Wells Fargo is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

             MIT has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIT's Board of Trustees, Wells Fargo is responsible for the Master Portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of MIT to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

             In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Master Portfolio to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and

         1208
yields, or broad overviews of the stock, bond, and government securities markets and the economy.

             Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Master Portfolio. The Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

             Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

             Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Master Portfolio's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to MIT's Trustees with respect to the performance, investment activities and fees and expenses of other mutual Funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

             The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells

         1209
Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Master Portfolio by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Master Portfolio are not reduced because Wells Fargo Bank receives such services.

             Brokerage Commissions. For the period ended September 30, 1996, the Fund paid $1,856 in brokerage commissions.

             Securities of Regular Broker/Dealers. As of September 30, 1996, the Fund owned no securities of its "regular brokers or dealers" or their parents as defined in the Act.

             Portfolio Turnover. Portfolio turnover generally involves some expenses to the Master Portfolio, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences. The portfolio turnover rate will not be a limiting factor when Wells Fargo deems portfolio changes appropriate.


                                 FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                               FEDERAL INCOME TAX

             In General. The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividend and Capital Gain Distributions" and

         1210
"Taxes." The Prospectus of the Fund describes generally the tax treatment of distributions by the Master Portfolio and the Fund. This section of the SAI includes additional information concerning federal income taxes.

             The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. For purposes of complying with these qualification requirements, the Fund will be deemed to own a proportionate share of the Master Portfolio's assets. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

             A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Income and dividends received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Fund does not expect to be eligible to make such an election.

             The Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation

         1211
under the Code. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by investors of interest, dividends, gains or losses without a corresponding distribution.

             Corporate shareholders of the Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a

         1212
different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Master Portfolio will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Master Portfolio acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Master Portfolio at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Master Portfolio held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

             If an option written by the Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Master Portfolio pursuant to the exercise of a call option written by it, the Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Master Portfolio pursuant to the exercise of a put option written by it, the Master Portfolio will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Master Portfolio's ability to write options.

             The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

         1213
             Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256.

             If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

             If the Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Master Portfolio's disposition of its PFIC shares. If the Master Portfolio invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares (through the Master Portfolio). Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

             Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a Trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund

         1214
shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

             Other Matters. Investors should be aware that the investments to be made by the Master Portfolio may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Master Portfolio will seek to avoid significant noncash income, such noncash income could be recognized by the Master Portfolio, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

             The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Fund, the Master Portfolio and Management."

             The Fund is one of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other funds.

             Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

             The Fund is comprised of three classes of shares, Class A Shares, Class B Shares and Institutional Class shares. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted

         1215
separately by portfolio unless otherwise required by the Act, in which case all shares will be voted in the aggregate. For example, a change in the Fund's fundamental investment policies would be voted upon only by shareholders of the Fund and not shareholders of the Company's other investment portfolios. Additionally, approval of an advisory contract is a matter to be determined separately by the Fund. Approval by the shareholders of one portfolio is effective as to that portfolio whether or not sufficient votes are received from the shareholders of the other portfolios to approve the proposal as to those portfolios. As used in the Prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

             The Company may dispense with annual meetings of shareholders in any year in which it is not required to elect directors under the Act.
However, the Company undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing of the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Act.

             Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to the Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

             MIT is a business Trust organized under the laws of Delaware. In accordance with Delaware law and in connection with the tax treatment sought by MIT, MIT's Declaration of Trust provides that its investors would be personally responsible for MIT liabilities and obligations, but only to the extent MIT property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIT, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a

         1216
disproportionate share of MIT obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIT itself was unable to meet its obligations.

             The Declaration of Trust further provides that obligations of MIT are not binding upon the Trustees individually but only upon the property of MIT and that the Trustees will not be liable for any action or failure to act. However, nothing in the Declaration of Trust protects a Trustee against any liability to which Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of Trustee's office.

             The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for Fund shares. MIT also intends to dispense with annual meetings, but will hold a special meeting and assist investor communications under the circumstances described above with respect to the Company in accord with provisions under Section 16(c) of the Act. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

             Set forth below is the name, address and share ownership of each person known by the Company to have, beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997


                                NAME AND                 CLASS; TYPE      PERCENTAGE     PERCENTAGE
      FUND                      ADDRESS                  OF OWNERSHIP      OF CLASS        OF FUND
      ----                      -------                  ------------      --------        -------
SMALL CAP                   Wells Fargo Bank            Institutional       93.49%         86.30%
                         420 Montgomery Street              Class
                        San Francisco, CA  94104           [Record
                                                           Holder]
                            Wells Fargo Bank                                48.93%           N/A
                             P.O. Box 63015
                        San Francisco, CA  94163           Class A
                                                         Benefically
                             Stephens Inc.                  Owned           33.62%           N/A
                           111 Center Street
                         Little Rock, AR  72201
                                                           Class A
                             Stephens Inc.               Benefically         5.90%           N/A
                             P.O. Box 34127                 Owned
                         Little Rock, AR  72203

                             Stephens Inc.                 Class B          11.71%           N/A
                             P.O. Box 34127              Benefically
                         Little Rock, AR  72203             Owned
                                                        Acct. 77586707

                                                           Class B
                                                         Benefically
                                                            Owned
                                                        Acct. 77478661

         1217
             For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

             The Registration Statements of MIT and the Company, including the Fund's Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditors for the Company and MIT. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities & Exchange Commission filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' report for the Fund for the fiscal period ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on December 9, 1996. The portfolio of investments, audited financial statements and independent auditors' report for the Fund are attached to all SAIs delivered to current or prospective shareholders.


             The portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended September 30, 1996 for the Small Cap Master Portfolio of Master Investment Trust are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on December 9, 1996.

         1218
                                  SAI APPENDIX

             The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

             Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper

             Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

         1219


                             STAGECOACH FUNDS, INC.

                           Telephone: 1-800-260-5969


                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                         CALIFORNIA TAX-FREE BOND FUND
                        CALIFORNIA TAX-FREE INCOME FUND
                                GINNIE MAE FUND
                             GROWTH AND INCOME FUND
                            MONEY MARKET MUTUAL FUND
                 SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                              INSTITUTIONAL CLASS


                       ----------------------------------

             Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about Institutional Class shares in six funds of the Stagecoach Family of Funds -- the CALIFORNIA TAX-FREE BOND FUND (the "Bond Fund"), the CALIFORNIA TAX-FREE INCOME FUND (the "Income Fund"), the GINNIE MAE FUND, the GROWTH AND INCOME FUND (the "Growth Fund"), the MONEY MARKET MUTUAL FUND and the SHORT- INTERMEDIATE U.S. GOVERNMENT INCOME FUND (the "Government Income Fund") (each a "Fund" and collectively, the "Funds"). The investment objective of each Fund is described in its respective Prospectus under "How the Fund(s) Work(s) -- Investment Objective(s) and Policies."

             This SAI is not a prospectus and should be read in conjunction with each Fund's Prospectus dated February 1, 1997. All terms used in this SAI that are defined in the Funds' Prospectuses have the meanings assigned in the respective Prospectus. A copy of the Funds' Prospectuses may be obtained free of charge by writing Stephens, Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at the telephone number indicated above.

                       ----------------------------------

         1220
                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . .   3
Additional Permitted Investment Activities  . . . . . . . . . . . . . . .   7
Special Considerations Affecting
  California Municipal Obligations  . . . . . . . . . . . . . . . . . . .  13
Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . . .  22
Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . .  27
Additional Purchase and Redemption Information  . . . . . . . . . . . . .  29
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . .  30
Fund Expenses.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . .  34
Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . .  44
Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . .  44
SAI Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1

         1221

                            INVESTMENT RESTRICTIONS

             Fundamental Investment Policies: The Funds are subject to the following investment restrictions, all of which are fundamental policies.

             The Funds may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"), and (ii) with respect only to the Bond and Income Funds, municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), and (iii) with respect to the Money Market Mutual Fund, the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

             (2) underwrite securities of other issuers, except to the extent that the purchase of permitted investments (which includes municipal securities for the Bond and Income Fund) directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting; and

             (3) make investments for the purpose of exercising control or management.

             The Ginnie Mae, Government Income and Growth Funds may not:

             (1) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

             (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

             (3) purchase commodities or commodity contracts (including futures contracts), except that the Funds may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

             (4) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and, with respect to the Ginnie Mae and Growth Funds, except for

         1222
margin payments in connection with options, futures and options on futures) or make short sales of securities; and

             (5) purchase securities of any issuer (except U.S. Government obligations) if, with respect to 100% of the Ginnie Mae and Growth Funds' total assets, and only 75% of the Government Income Fund's total assets, as a result, more than 5% of the value of a Fund's total assets would be invested in the securities of any one issuer or with respect to 100% of each Fund's total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

             The Bond, Income and Money Market Mutual Funds may not:

             (1) purchase securities on margin (except for short-term credits necessary for the clearance of transactions, except with regard to the Bond Fund, for margin payments in connection with options, futures and options on futures) or make short sales of securities;

             (2) write, purchase or sell puts, calls, options or any combination thereof, and with regard to the Money Market Mutual Fund write, purchase or sell warrants, except that all Funds may purchase securities with put rights in order to maintain liquidity;

             (3) issue senior securities, except that a Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); and

             (4) purchase or sell real estate or real estate limited partnerships (other than municipal obligations with respect to the Bond Fund and the Income Fund, or other than money market securities with respect to the Money Market Mutual Fund, or with respect to each Fund other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

             The Ginnie Mae and Growth Funds may not:

             (1) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, and except that the Growth Fund may purchase securities with put rights in order to maintain liquidity, and may invest up to 5% of its net assets in warrants in accordance with its investment policies as stated below; and

             (2) issue senior securities, except that the Growth Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets), and except that the Ginnie Mae Fund may borrow up to

         1223
20% of the current value of the Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of the Fund's net assets (but investments may not be purchased by the Fund while any such outstanding borrowings exceed 5% of the Fund's net assets).

             The Government Income Fund may not:

             (1) write, purchase or sell straddles, spreads, warrants, or any combination thereof;

             (2) borrow money or issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets), except that the Fund may issue multiple classes of shares in accordance with applicable laws, rules, regulations or orders; and

             (3) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

             The Income and Money Market Mutual Funds may not:

             (1) make loans of portfolio securities, (with regard to the Income Fund, having a value that exceeds 50% of the current value of its total assets), or other assets with regard to the Money Market Mutual Fund, provided that, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in public or private offerings.

             With respect to loans of portfolio securities, the Funds do not intend to engage in securities loans during the current year. If a Fund were to engage in securities loans, the Fund would do so in compliance with SEC guidelines applicable to these transactions, including limiting all loans to a value not exceeding one third of the current value of its total assets.

             Non-Fundamental Investment Policies: The Funds are subject to the following non-fundamental policies; that is, they may be changed by a majority vote of the Board of Directors without shareholder approval:

             The Funds may not:

             (1) purchase or retain securities of any issuer if the Officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities; and

         1224
             (2) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

             The Bond, Money Market Mutual, Income, Ginnie Mae and Growth Funds may not:

             (1) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of such Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

             The Bond, Money Market Mutual and Income Funds may not:

             (1) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs; and

             (2) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days or other illiquid securities (including restricted securities), with respect to the Bond Fund. The Money Market Mutual Fund may not invest more than 10% of the current value of its net assets that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days. The Income Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, (c) repurchase agreements not terminable within seven days.

             The Income Fund may not:

             (1) invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days; and

             (2) invest more than 5% of its assets at the time of purchase in warrants and not more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange.

         1225
             In addition, the Government Income Fund reserves the right to invest up to 15% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days or other illiquid securities. However, as long as the Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, the Fund will comply with such lower limit. The fund presently is limited to investing 10% of its net assets in such securities due to limits applicable in several states.

             The Money Market Mutual Fund may not purchase or sell real estate limited partnership interests.

             The Growth and Ginnie Mae Fund may not invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days or other illiquid securities (including restricted securities).

             In addition, as provided in Rule 2a-7 under the 1940 Act, the Money Market Mutual Fund may only purchase "Eligible Securities" (as defined in Rule 2a-7) and only if, immediately after such purchase: the Money Market Mutual Fund would have no more than 5% of its total assets in "First Tier Securities" (as defined in Rule 2a-7) of any one issuer, excluding government securities and except as otherwise permitted for temporary purposes and for certain guarantees and unconditional puts; the Money Market Mutual Fund would own no more than 10% of the voting securities of any one issuer; the Money Market Mutual Fund would have no more than 5% of its total assets in "Second Tier Securities" (as defined in Rule 2a-7); and the Money Market Mutual Fund would have no more than the greater of $1 million or 1% of its total assets in Second Tier Securities of any one issuer.

             Further, all of the Funds may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies that have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax. The Funds' investment adviser will waive its advisory fees, however, for that portion of the Funds' assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

             Notwithstanding any other investment policy or limitation (whether or not fundamental), the Income Fund may invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

             Unrated Investments. The Bond, Growth, Income, Ginnie Mae and Money Market Mutual Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo

         1226
Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds, provided that the Money Market Mutual Fund may do so subject to the provisions and restrictions of Rule 2a-7 under the 1940 Act. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require an immediate sale of such security by the Fund, provided that with respect to the Money Market Mutual Fund, when a security ceases to be rated, the Company's Board of Directors determines that such security presents minimal credit risks and provided further that, when a security is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in the Fund's best interests. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Funds' Prospectuses and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

             Letters of Credit. For the Bond, Income, Ginnie Mae, Growth and Money Market Mutual Funds, certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of each Fund may be used for letter of credit-backed investments.

             Pass-Through Obligations. The Bond, Ginnie Mae, Government Income, and Income Funds may purchase pass- through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of a Fund. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. Each Fund may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

             When-Issued Securities. The Bond, Government Income, Ginnie Mae, Growth, and Income Funds may invest in securities that are purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase (120 days for the Growth Fund and the Ginnie Mae Fund). The Bond, Growth and Government Income Funds do not intend to invest more than 5% of their net assets in such

         1227
securities during the coming year. Each Fund currently will only make commitments to purchase securities on a when- issued basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable.

             When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

             Each Fund will establish a segregated account in which it will maintain cash, U.S. Government Obligations, or other high-quality debt instruments in an amount at least equal in value to its commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

             Loans of Portfolio Securities. The Ginnie Mae and Growth Funds may lend securities from its portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high- quality debt obligations equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with a Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Fund's investment adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked- to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash- equivalent collateral. The Fund will not lend securities having a value that exceeds one third of the current value of its total assets. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option.
The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Stagecoach, its Investment Adviser, or its Distributor. The Ginnie Mae Fund currently intends to limit the practice of lending portfolio securities to no more than 5% of its net assets during the coming year.

         1228
             Foreign Obligations. For the Ginnie Mae and Growth Funds, investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. While the Growth Fund currently does not intend to invest more than 10% of its assets in foreign obligations, it may invest 25% or more of its assets in foreign obligations. The Ginnie Mae Fund does not intend to invest in foreign obligations during the coming year.

             Convertible Securities (Lower Rated Securities) Subject to the limitations described in its Prospectus, the Ginnie Mae and Growth Funds may invest in convertible securities that are not rated in one of the four highest rating categories by a nationally recognized statistical rating organization (NRSRO). The yields on such lower rated securities, which include securities also known as junk bonds, generally are higher than the yields available on higher- rated securities. However, investments in lower rated securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in the Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

         1229
      While the market values of lower rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated securities and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

             Certain lower rated debt securities and comparable unrated securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

             The market for certain lower rated securities and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

             Privately Issued Securities (Rule 144A). The Growth Fund may invest in privately issued securities which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities and will not be publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. The Company's investment adviser, pursuant to guidelines established by the Board of Directors of the Company will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of

         1230
soliciting offers and the mechanics of transfer). The Fund does not intend to invest more than 5% of its net assets in Rule 144A Securities during the coming year.

             Municipal Bonds. The Bond and Income Funds may invest in municipal bonds. As discussed in the Prospectus, the two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Neither Fund may invest 25% or more of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some of these bonds may be considered private activity bonds for federal income tax purposes.

             Municipal Notes. The Bond and Income Funds may invest in municipal notes which include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

             TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

             BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

             RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used

         1231
to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

             The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.



             Investments in Warrants. Although they have no present intention to do so, the Bond, Income and Growth Funds may each invest up to 5% of their net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. Each Fund may only purchase warrants on securities in which the Fund may invest directly.


                        SPECIAL CONSIDERATIONS AFFECTING
                        CALIFORNIA MUNICIPAL OBLIGATIONS

             Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

             The California Economy and General Information. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

         1232
             The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993.
             The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."
             However, since the start of 1994, California's economy has been recovering steadily. Employment has grown in excess of 500,000 during 1994 and 1995, and is expected to continue to grow in 1996. Because of the improving economy and the California's fiscal austerity, the state has had operating surpluses for its past four consecutive fiscal years through 1996-97 and has forecast a balanced 1996-97 fiscal year budget. In addition, the SFEU was projected to have a small negative balance of approximately $70 million as of June 30, 1996, all but eliminating the accumulated budget deficit of the early 1990's, and a modest reserve of $305 million, as of June 30, 1997. For these and other reasons, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 30, 1996.

             Local Governments. On December 6, 1994, Orange County, California became the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995, California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy.

             On January 17, 1994, an earthquake of the magnitude of an estimated
6.8 on the Richter Scale struck Los Angeles County, California causing significant damage to public and

         1233
private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In August 1995, the credit rating of the county's long term bonds was downgraded for the third time since 1992. Although the county has received federal and state assistance, it is still facing a potential budget gap of approximately $1 billion in the 1996-97 fiscal year. Even though state has no existing obligations with respect to either Orange County or Los Angeles County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

             State Finances. The moneys of California are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

             The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

             Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1996, the General Fund had outstanding loans from the SFEU and other Special Funds of approximately $1.5 billion.

             Changes in California Constitutional and Other Laws. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse

         1234
impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

             In 1988, California voters approved "Proposition 98," which amended
Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.

             Other Information. Certain debt obligations held by the Funds may be obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a Fund would not be paid in a timely manner.

             Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

             There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

                                     * * *

             The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The

         1235
more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.


                                   MANAGEMENT

             The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                            Principal Occupations
Name, Age and Address             Position                  During Past 5 Years
---------------------             --------                  ---------------------
Jack S. Euphrat, 74               Director                  Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45               Director,                 Senior Vice President
                                  Chairman and              of Stephens; Manager
                                  President                 of Financial Services
                                                            Group; President of
                                                            Stephens
                                                            Insurance Services
                                                            Inc.; Senior Vice
                                                            President of Stephens
                                                            Sports Management
                                                            Inc.; and President of
                                                            Investor Brokerage
                                                            Insurance Inc.

Thomas S. Goho, 54                Director                  T.B. Rose Faculty
321 Beechcliff Court                                        Fellow-Business,
Winston-Salem, NC  27104                                    Wake Forest University
                                                            Calloway School, of
                                                            Business and
                                                            Accountancy; Associate Professor of Finance
                                                            of the School of Business and Accounting at
                                                            Wake Forest University since 1983.

         1236

Joseph N. Hankin, 55              Director                President, Westchester
75 Grasslands Road                                        Community College since
Valhalla, N.Y. 10595                                      1971; President of Hartford
(appointed as of                                          Junior College from 1967 to
 September 6, 1996)                                       1971; Adjunct Professor of
                                                          Columbia University
                                                          Teachers College since
                                                          1976.

*W. Rodney Hughes, 70             Director                  Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78               Director                  Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52              Director                  Private Investor; Real Estate
10 Legrae Street                                            Developer; Chairman
Charleston, SC 29401                                        of Renaissance
                                                            Properties Ltd.;
                                                            President of  Morse
                                                            Investment
                                                            Corporation; and Co-
                                                            Managing Partner of
                                                            Main Street Ventures.

Richard H. Blank, Jr., 40         Chief                     Associate of
                                  Operating                 Financial Services
                                  Officer,                  Group of Stephens;
                                  Secretary and             Director of Stephens
                                  Treasurer                 Sports Management
                                                            Inc.; and Director of
                                                            Capo Inc.

         1237
                               COMPENSATION TABLE

                                     Year Ended                            Period Ended
                                     ----------                            -------------
                                  December 31, 1995                     September 30, 1996
                                 ------------------                     ------------------
                                                                                         Total
                           Aggregate      Total Compensation       Aggregate       Compensation from
                         Compensation      from Registrant       Compensation         Registrant
Name and Position       from Registrant   and Fund Complex      from Registrant    and Fund Complex
-----------------       ---------------   ------------------    ---------------    -----------------
 Jack S. Euphrat            $10,188            $39,750              $9,750              $29,250
    Director

 *R. Greg Feltus             $-0-               $-0-                 $-0-                $-0-
    Director

  Thomas S. Goho            $10,188            $39,750              $9,750              $29,250
    Director

 Joseph N. Hankin             N/A                N/A                 $-0-                $-0-
     Director

  *Zoe Ann Hines             $-0-               $-0-                 $-0-                $-0-
    Director
 (resigned as of
September 6, 1996)

*W. Rodney Hughes            $9,438             $37,000             $8,250              $24,750
     Director

 Robert M. Joses            $9,938              $39,000             $9,750              $29,250
     Director

 *J. Tucker Morse           $8,313             $33,250              $8,250              $24,750
     Director



             Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund

         1238
Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             INVESTMENT ADVISER. The Funds are advised by Wells Fargo Bank pursuant to Advisory Contracts that provide for Wells Fargo Bank to furnish to the Funds investment guidance and policy direction in connection with the daily portfolio management of the Funds. Pursuant to the Advisory Contracts, Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund.

             Wells Fargo Bank has agreed to provide to each Fund with, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of each Fund's portfolio.

             Each Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:

         1239

                          December 31, 1993        December 31, 1994           December 31, 1995          September 30, 1996
                         ------------------        -----------------           -----------------          ------------------
                         Fees         Fees         Fees         Fees           Fees         Fees          Fees         Fees
Fund                     Paid        Waived        Paid        Waived          Paid        Waived         Paid        Waived
----                     ----        ------        ----        ------          ----        ------         ----        ------
California Tax-      $2,157,487          $0     $  368,134   $1,728,107    $ 1,542,893           $0      $ 1,202,280         $0
  Free Bond Fund

California Tax-      $   38,402    $122,967             $0   $  279,496    $   236,632      $31,013      $   281,991    $18,321
Free  Income

Ginnie Mae           $  888,174    $437,110     $1,185,036           $0    $   840,112           $0         $679,123         $0

Growth and           $  443,874          $0     $  587,977           $0    $   754,149           $0         $799,899          $0
  Income

Money Market         $1,285,690          $0     $2,073,686   $2,008,946    $12,729,506           $0      $11,593,678          $0
  Mutual

Short-Intermediate        $0       $  3,704             $0   $   58,270    $    56,387      $60,241      $   213,467          $0
  U.S. Government
  Income



             ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. The Administration Agreement between Wells Fargo and each Fund, and the Co-Administration Agreement among Wells Fargo, Stephens and each Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of a Fund, including coordination of the services performed by each Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for a Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

             For the fiscal years ended December 31, 1993, 1994 and 1995, and the fiscal period ended September 30 ,1996, the net amounts paid by the Funds for administrative fees to Stephens, as sole administrator during these periods, were as indicated below. Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of each Fund's average daily net assets.

                                       Dec. 31,       Dec. 31,        Dec. 31,        Sept. 30,
        Fund                             1993           1994            1995            1996
        ----                            -----           ----            ----            ----
California Tax-Free Bond               $130,939         $126,570       $  93,013        $  73,687
California Tax-Free Income             $  9,912             -0-        $  16,793        $  18,371

         1240

Ginnie Mae                             $  81,058        $  71,842      $  50,407        $  40,747
Growth and Income                      $  26,644        $  35,279      $  45,249        $  51,193
Money Market Mutual                    $  96,535        $ 306,209      $ 954,713        $ 872,577
Short-Intermediate U.S. Govt. Income   $   3,522        $   3,522      $   6,998        $  12,808

             SPONSOR AND DISTRIBUTOR. As discussed in each Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as each Fund's sponsor and distributor.

             SHAREHOLDER SERVICING AGENT. As discussed in the Funds' prospectuses under the heading "Shareholder Servicing Agent," the Company may enter into shareholder servicing agreements on behalf of each Fund's Institutional Class shares with Wells Fargo Bank. The Company does not currently intend to pay fees to Shareholder Servicing Agents during the upcoming fiscal year.

             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as custodian and transfer and dividend disbursing agent for each Fund. The custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as custodian, Wells Fargo Bank receives an asset-based fee and transaction charges from each Fund; and for its services as transfer and dividend disbursing agent, it receives a base fee and per-account fees from each Fund.

             For the year ended December 31, 1995 and the fiscal period ended September 30, 1996, the Growth and Income Fund paid $ 15,578 and $17,963, respectively, in custody fees and $ 160,168 and $ 217,737, respectively, in
transfer and dividend disbursing agency fees to Wells Fargo Bank.   The
remaining Funds waived such fees entirely.

             UNDERWRITING COMMISSIONS. The Institutional Class of each Fund does not charge any front-end sales loads or contingent deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.

                            PERFORMANCE CALCULATIONS

             As indicated in the Prospectuses, performance information for the Funds' Institutional Class shares may be presented from time to time.

             AVERAGE ANNUAL COMPOUND RATE OF RETURN ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a Class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV.

         1241
Average Annual Total Return for the Applicable Period Ended September 30,
1996(1)

                     Fund               Inception(2)  Five Year      Three Year       One Year
                     ----               ---------     ----------     -----------      ---------
California Tax-Free Bond                  7.25%           N/A           3.80%           6.28%

California Tax-Free Income                4.58%           N/A           3.68%           3.87%

Ginnie Mae                                7.20%          6.46%          4.67%           4.12%

Growth and Income                        14.29%         13.92%         14.35%          14.47%

Short-Intermediate U.S. Govt. Income      4.28%           N/A            N/A            4.45%

-----------------------------------
(1) Performance figures for the Institutional Class Shares reflect the performance of the Class A Shares for periods prior to September 6, 1996. The Institutional Class shares assess no sales charges.

(2) Each Fund's Institutional Class Shares commenced operations on September 6, 1996. Class A Shares commenced operations as follows: California Tax-Free Bond - January 2, 1992; California Tax-Free Income - November 18, 1992; Ginnie Mae - January 3, 1991; Growth and Income - August 2, 1990; and Short-Intermediate U.S. Government Income - October 27, 1993.

             CUMULATIVE TOTAL RETURNS on each Fund's Institutional Class shares may also be presented from time to time. Cumulative total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

Cumulative Total Return for the Applicable Period Ended September 30, 1996(1)

       Fund                           Inception(2)    Five Year     Three Year
       ----                           ------------    ---------     ----------
California Tax-Free Bond                39.47%          N/A             11.82%

California Tax-Free Income              18.93%          N/A             11.46%

Ginnie Mae                              49.17%          36.73%          14.69%

Growth and Income                      127.90%          91.84%          49.54%

Short-Intermediate U.S.                 13.01%           N/A              N/A
Govt. Income

-------------

         1242

(1) Performance figures for the Institutional Class Shares reflect the performance of the Class A Shares for periods prior to September 6, 1996. The Institutional Class Shares have no sales charges.

(2) Each Fund's Institutional Class Shares commenced operations on September 6, 1996. Class A Shares commenced operations as follows: California Tax-Free Bond - January 2, 1992; California Tax-Free Income - November 18, 1992; Ginnie Mae - January 3, 1991; Growth and Income - August 2, 1990; and Short-Intermediate U.S. Government Income - October 27, 1993.

             YIELD: As indicated in their Prospectuses, the yield of each Fund's Institutional Class shares may also be presented from time to time. Yield is calculated based on a 30-day (or one month) period, by dividing the net investment income per share of the Institutional Class shares of a Fund earned during the period by the net asset value price per share of such Class on the last day of the period, according to the following formula: YIELD = 2[((a- b/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of a Fund's Institutional Class shares includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in net investment income. Tax-equivalent yield for each Fund is computed by dividing that portion of the yield of the Fund that is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax exempt. For purposes of sales literature, a distribution rate of the Institutional Class shares also may be presented provided that the yield data derived pursuant to the calculation described above also are presented.

             Effective yield for each Fund is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by 30, and subtracting one from the result.

             Fund performance information will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield, total return and other performance calculations are a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund and its Institutional Class shares.

             Yield and total return information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yields and total returns, however, may not be comparable to the yields or total returns from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute

         1243


expenses and calculate yield. In addition, investors should recognize that changes in the net asset value of shares of a Class of the Funds will affect the yield of each such Class for any specified period, and such changes should be considered together with the yield in ascertaining the total return to shareholders of a Class of shares for the period.

           Yield for the Applicable Period Ended September 30, 1996(1)

                                          Thirty-Day Yield                  Thirty-Day Tax-Equivalent Yield(2)
                                          ----------------                  -------------------------------
            Fund                  After Waiver        Before Waiver         After Waiver        Before Waiver
            ----                  ------------        -------------         ------------        --------------
California Tax-Free Bond             5.36%                4.81%                 9.97%                8.95%

California Tax-Free Income           4.13%                3.84%                 7.68%                7.14%

Ginnie Mae                           7.38%                6.82%                13.73%               12.69%

Short-Intermediate U.S.              5.11%                4.91%                 9.51%                9.13%
  Government Income


            Fund                           Seven-Day Yield                      Seven-Day Effective Yield
            ----                           ---------------                      -------------------------
Money Market Mutual                             4.88%                                     5.00%

____________________________________

(1) "After Waivers" figures reflect any reimbursed expenses throughout the period. The yield of the predecessor portfolios' shares through September 5, 1996 is also reflected.


(2) Based on a combined federal and state income tax rate of 46.24% for each of the California Tax-Free Bond and Income Funds, and a federal income tax rate of 28.00% for the Ginnie Mae and Short-Intermediate U.S. Government Income Fund.


             From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones

         1244

Industrial Average are unmanaged indices of selected common stock prices. The performance of a Class also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds.

             Any such comparisons may be useful to investors who wish to compare past performance of the Funds with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             The Company also may disclose in sales literature, the distribution rate on the shares of a class of the Funds. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of each class of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

             The Company also may disclose in sales literature, information and statements the distribution rate on the shares of each class of the Funds. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

             From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and

         1245

redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."


             The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $54 billion of assets of individual, trusts, estates and institutions and $20 billion of mutual fund assets.


             The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

             The assets of the Bond Fund, other than debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Bond Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.

             For the Government Income and Growth Funds, securities for which market quotations are available are valued at latest prices. Securities of a Fund for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of

         1246

any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices, but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.

             As indicated under "Investing In The Funds -- Share Price" in the Prospectus, the Money Market Mutual Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Money Market Mutual Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

             Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Mutual Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the

         1247

extent reasonably possible, the Money Market Mutual Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

             Institutional Class shares of the Non-Money Market Funds may be purchased on any day the Funds are open. The Funds are open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

             Institutional Class shares of the Money Market Mutual Fund may be purchased on any day the Fund is open for business, provided Wells Fargo Bank also is open for business (for the Money Market Mutual Fund, a "Business Day"). Currently, Wells Fargo Bank is closed on New Year's Day, Presidents' Day, Martin Luther King's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (for the Money Market Mutual Fund, each, a "Holiday"). When any Holiday falls on a weekend, the Funds are typically closed on the weekday immediately before or after such Holiday.

             Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

             Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which

         1248

as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

             The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

             In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

             The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest spread or commission available.

             Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for a Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

             Except in the case of equity securities purchased by the Growth Fund, purchases and sales of securities usually are principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds also purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, ARMs and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

         1249

             The Bond and Income Funds may purchase municipal obligations from underwriting syndicates of which Stephens, Wells Fargo Bank or their affiliates is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

             For the Growth Fund, purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No Fund will deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the SEC or unless an exemption is otherwise available.

             In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Growth Fund to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

             Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

             Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest

         1250

available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

             Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to a Fund's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

             The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Funds by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Funds are not reduced because Wells Fargo Bank receives such services.

             Brokerage Commissions. For the years ended December 31, 1993, 1994 and 1995, and the fiscal period ended September 30, 1996, only the Growth and Income Fund paid brokerage commissions as follows:

                                               Dec. 31,        Dec. 31,        Dec. 31,      Sept. 30,
         Fund                                   1993            1994            1995           1996
         ----                                   ----            ----            ----           ----
Growth and Income Fund                      $ 347,779         $ 407,643     $ 607,442        $531,052



         1251



Securities of Regular Broker/Dealers. As of September 30, 1996, each Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:


Fund                                       Amount                       Regular Broker/Dealer
----                                       ------                       ---------------------
California Tax-Free Income Fund            N/A                          N/A
California Tax-Free Bond Fund              N/A                          N/A
Short-Intermediate U.S.
     Government Income Fund                $    2,170,000               Goldman Sachs & Co.
Growth and Income Fund                     $    6,438,000               Goldman Sachs & Co.
Money Market Mutual Fund                   $  202,778,000               Goldman Sachs & Co.
Ginnie Mae Fund                            $    4,475,000               Goldman Sachs & Co.





             As of December 31, 1995 each Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:


Fund                                       Amount                       Regular Broker/Dealer
----                                       ------                       ---------------------
California Tax-Free Income Fund            $0                           N/A
California Tax-Free Bond Fund              $0                           N/A
Short-Intermediate U.S.
     Government Income Fund                $1,119,000                   Goldman Sachs & Co.
Growth and Income Fund                     $1,998,000                   Goldman Sachs & Co.
Money Market Mutual Fund                   $0                           N/A

         1252
             Portfolio Turnover. For the Government Income Fund, portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover can generate short-term capital gain tax consequences. The portfolio turnover rate for the Fund generally is not expected to exceed 100%. For the Bond Fund and the Income Fund, the portfolio turnover rate for the Funds generally is not expected to exceed 300%. For the Money Market Mutual Fund, because the portfolios of the Fund consist of securities with relatively short-term maturities, the Fund can expect to experience high portfolio turnover rates. The higher portfolio rates of the Ginnie Mae Fund should not adversely affect it because portfolio transactions are made directly with principals on a net basis and, consequently, the Fund usually does not incur brokerage expenses. For the Funds, the portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Funds bear all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory and administration fees; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against the Fund's assets, and expenses of a class (such as shareholder servicing fees or expenses paid pursuant to a Plan) are charged against the assets of the class. General expenses of the Company are allocated among all of the funds of the Company, including each Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                              FEDERAL INCOME TAXES

             In General. The following information supplements and should be read in conjunction with the applicable Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The applicable Prospectus of the Funds describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

             The Company intends to qualify each Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's

         1253
shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

             A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of the Fund's tax- exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Income and dividends received by each Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, each Fund does not expect to be eligible to make such an election.

             Corporate shareholders of a Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some

         1254
individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             Capital Gain Distributions. To the extent that each Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

             Other Distributions. With respect to the Money Market Mutual Fund, although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Money Market Mutual Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Money Market Mutual Fund's net income, on an annual basis, will equal the dividends declared during the year.

             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the

         1255
acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by a Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

             If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that a Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

             The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

             Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated

         1256
investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

             If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to- market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

             Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including redemptions in- kind and proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

         1257
Special Tax Considerations for the Income Fund and the Bond Fund

                 Federal -- The Income Fund and the Bond Fund intend that at least 50% of the value of their total assets at the close of each quarter of their taxable years will consist of obligations the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

             Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Finally, interest on indebtedness incurred to purchase or carry shares of the Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

             In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that the Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Free Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

             Shares of the Income Fund and the Bond Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore,

         1258
would not benefit from the exempt status of dividends from such Funds. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

             California -- The Income Fund and the Bond Fund expect to be exempt from tax in California on the same basis as under Subchapter M of the Code as described above. Moreover, if at the close of each quarter of the each such Fund's taxable year, at least 50% of the value of its total assets consists of obligations the interest on which, if such obligations were held by an individual, would be exempt from California personal income tax (under either the laws of California or of the United States), the Fund will be entitled to pay dividends to its shareholders which will be exempt from California personal income tax (referred to herein as "California exempt-interest dividends"). Under normal market conditions, each Fund will invest primarily in municipal securities of the State of California, its cities, municipalities and other political authorities so that it can pay California exempt-interest dividends.

             Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid which constitutes California exempt-interest dividends with respect to such taxable year. The total amount of California exempt-interest dividends paid by the Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California municipal securities and other obligations the interest on which is tax exempt, less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of other investment companies). Dividends paid by the Fund in excess of this limitation will be treated as ordinary dividends subject to California personal income tax at ordinary rates.

             Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be taxed as capital gains and ordinary income dividends, respectively. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for California personal income tax purposes to the extent the shareholder receives California exempt-interest dividends during his or her taxable year. Exempt-interest dividends will be tax exempt for purposes of the California personal income tax. For corporate shareholders, dividends will be subject to the corporate franchise taxes in California.

             Other Matters. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

             The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

         1259
                                 CAPITAL STOCK

        The Funds are six of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of nineteen other funds.

        Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

        The Funds are authorized to issue other classes of shares, subject to a front-end sales charge and, in some cases, subject to a contingent deferred sales charge, that are offered to retail investors, and another class that is offered to qualified business investors who purchase such shares through certain non-interest bearing transaction accounts offered by Wells Fargo Bank. The Bond, Ginnie Mae, Growth and Money Market Mutual Funds are comprised of three classes of shares and the Government Income and Income Funds are comprised of two classes of shares. Each class of shares represents an equal proportionate interest in a Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the Fund's operating expenses except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. With respect to matters affecting one class, but not another, shareholders of each Fund vote as a class. For example, approval of a distribution plan is voted on only by members of the class affected by the plan. Subject to the foregoing, all shares of a Fund have equal voting rights. In situations where voting by series (fund) is required by law or where the matter involved affects only one series, shares of each Fund vote by series. For example, a change in a Fund's fundamental investment policy would be voted upon by only shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by a Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of other series to approve the proposal as to those series. As used in the Prospectuses and in this SAI, the term "majority", when referring to approvals to be obtained from shareholders means the vote of the lesser of (i) 67% of the shares of the Fund, or the respective class of the Fund, depending on the context, represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund, or of such class of the Fund, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Fund, or of the respective class of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         1260
             The Company is not required to hold annual meetings of shareholders and may dispense with a special meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

             Each Fund share represents an equal proportional interest in the Fund with every other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued for the consideration described in the applicable Prospectus, will be fully paid and non-assessable by the Company.

             Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of a Fund as a whole.

                      5% OWNERSHIP AS OF JANUARY  2, 1996


                                   NAME AND               CLASS; TYPE        PERCENTAGE    PERCENTAGE
          FUND                      ADDRESS               OF OWNERSHIP        OF CLASS       OF FUND
          ----                      -------               ------------        --------       -------
CALIFORNIA TAX-FREE BOND   Dim & Co.                     Institutional         81.74%        19.10%
                           Attn:  MF Dept. A88-4             Class
                           P.O. Box 9800                 Record Holder
                           Calabasas, CA  91372

                           Hep & Co                                            6.70%           N/A
                           Attn:  MF Dept. A88-4         Institutional
                           P.O. Box 9800 MAC 9139-           Class
                           027                           Record Holder
                           Calabasas, CA  91372

CALIFORNIA TAX-FREE        Dim & Co.                     Institutional         76.84%         7.20%
INCOME                     Attn:  MF Dept. A88-4             Class
                           P.O. Box 9800                 Record Holder
                           Calabasas, CA  91372

                           Hep & Co                                            19.01%          N/A
                           Attn:  MF Dept. A88-4         Institutional
                           P.O. Box 9800 MAC 9139-           Class
                           027                           Record Holder
                           Calabasas, CA  91372

SHORT-INTERMEDIATE U.S.    First Interstate Bank         Institutional         9.49%          6.20%
GOVERNMENT INCOME          (Trustee)                         Class
                           Choicemaster                  Record holder
                           Attn: Mutual Funds
                           P.O. Box 9800
                           Calabasas, CA  91372

                           Dim & Co.                     Institutional         48.10%        31.20%
                           Attn:  MF Dept. A88-4             Class
                           P.O. Box 9800                 Record Holder
                           Calabasas, CA  91372



         1261

                           Virg & Co
                           Attn: MF Dept. A88-4          Institutional         20.85%        13.50%
                           P.O. Box 9800                     Class
                           Calabasas, CA  91372          Record Holder

                           Hep & Co
                           Attn:  MF Dept. A88-4
                           P.O. Box 9800 MAC 9139-       Institutional         18.47%        12.00%
                           027                               Class
                           Calabasas, CA  91372          Record Holder

GINNIE MAE                 Stephens Inc.                 Institutional         6.54%           N/A
                           111 Center Street                 Class
                           Little Rock, AR  72201      Benefically Owned

                           Dim & Co.                                           20.98%          N/A
                           Attn:  MF Dept. A88-4         Institutional
                           P.O. Box 9800                     Class
                           Calabasas, CA  91372          Record Holder

                           Virg & Co                                           33.40%          N/A
                           Attn: MF Dept. A88-4
                           P.O. Box 9800                 Institutional
                           Calabasas, CA  91372              Class
                                                         Record Holder
                           Hep & Co                                            11.20%          N/A
                           Attn:  MF Dept. A88-4
                           P.O. Box 9800 MAC 9139-
                           027                           Institutional
                           Calabasas, CA  91372              Class
                                                         Record Holder         7.33%           N/A
                           Wells Fargo Bank
                           (for Donald L. Hill MD
                           Managed IRA)
                           420 Montgomery Street         Institutional
                           5th Floor                         Class
                           San Francisco, CA  94163    Beneficially Owned

GROWTH AND INCOME          Virg & Co                     Institutional         33.60%          N/A
                           Attn: MF Dept. A88-4              Class
                           P.O. Box 9800                 Record Holder
                           Calabasas, CA  91372

                           Hep & Co                                            59.47%          N/A
                           Attn:  MF Dept. A88-4         Institutional
                           P.O. Box 9800 MAC 9139-           Class
                           027                           Record Holder
                           Calabasas, CA  91372


MONEY MARKET MUTUAL        Hep & Co                      Institutional         97.99%          N/A
                           Attn:  MF Dept. A88-4             Class
                           P.O. Box 9800 MAC 9139-       Record Holder
                           027
                           Calabasas, CA  91372

             For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

         1262
                               OTHER INFORMATION

             The Registration Statement, including the Prospectuses, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP serves as the independent auditor for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the fiscal period ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on December 9, 1996. The portfolio of investments, audited financial statements and independent auditors' report for the Funds are attached to all SAIs delivered to current or prospective shareholders. The Company's annual report may be obtained by calling 1-800-222-8222.

         1263

                                  SAI APPENDIX


             The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.



Corporate and Municipal Bonds

             Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Municipal Notes

             Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or

         1264




"VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

             S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

             Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes

             S&P: The two highest ratings for corporate notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

         1265
                           STAGECOACH FUNDS(R), INC.


                           Telephone: 1-800-260-5969


                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                             ARIZONA TAX-FREE FUND
                                 BALANCED FUND
                               EQUITY VALUE FUND
                             INTERMEDIATE BOND FUND
                             NATIONAL TAX-FREE FUND
                              OREGON TAX-FREE FUND
                         PRIME MONEY MARKET MUTUAL FUND
                       TREASURY MONEY MARKET MUTUAL FUND

                              INSTITUTIONAL CLASS

                      --------------------------------

      Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains additional information about one class of shares offered in eight funds of the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds"): the ARIZONA TAX-FREE FUND, NATIONAL TAX-FREE FUND and OREGON TAX-FREE FUND (collectively, the "Tax-Free Funds"), the PRIME MONEY MARKET MUTUAL FUND and TREASURY MONEY MARKET MUTUAL FUND (each, a "Money Market Fund" and collectively, the "Money Market Funds") and the BALANCED FUND, EQUITY VALUE FUND and INTERMEDIATE BOND FUND. This SAI relates only to the Institutional Class shares offered by the Funds. The investment objective of each Fund is described in the applicable prospectus under "How the Funds Work -- Investment Objective(s) and Policies."

      This SAI is not a prospectus and should be read in conjunction with the prospectus applicable to each Fund, dated February 1, 1997. All terms used in this SAI that are defined in the prospectus for each Fund have the meanings assigned in that Fund's prospectus. A copy of the prospectus for each Fund may be obtained without charge by writing Stephens Inc., the Company's sponsor, administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Company's Transfer Agent at the telephone number indicated above.


                      --------------------------------

         1266
                               TABLE OF CONTENTS


                                                                                                      Page
                                                                                                      ----
General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

Additional Permitted Investment Activities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

Special Considerations Affecting Arizona Municipal Obligations  . . . . . . . . . . . . . . . . . .   24

Special Considerations Affecting Oregon Municipal Obligations . . . . . . . . . . . . . . . . . . .   26

Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31

Servicing Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42

Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42

Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49

Additional Purchase and Redemption Information  . . . . . . . . . . . . . . . . . . . . . . . . . .   51

Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52

Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55

Taxes     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
         All Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
         Tax-Free Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61

Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64

Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65

Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65

Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1

         1267
                                    GENERAL

         Stagecoach Funds, Inc. (the "Company" and, at times, "Stagecoach") is an open-end management investment company offering shares in separately managed investment portfolios. The Arizona Tax-Free, Intermediate Bond, National Tax-Free and Oregon Tax-Free Funds were originally organized as investment portfolios of Westcore Trust under the following names: Arizona Intermediate Tax-Free, Bonds Plus, Quality Tax-Exempt Income, and Oregon Tax-Exempt Funds, respectively. On October 1, 1995, each Fund was reorganized as an investment portfolio of Pacifica Funds Trust ("Pacifica" or the "predecessor Company"). The Balanced Fund and Equity Value Fund were originally organized as investment portfolios of Pacifica under the same names. The Prime Money Market Mutual Fund operated as Pacific American Liquid Assets, Inc. from its commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985; on October 1, 1994, it was reorganized as the Pacific American Money Market Portfolio of Pacifica; and, in July of 1995, it was renamed the Pacifica Prime Money Market Fund. Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government in accordance with fundamental policies that were then effective for the Fund. The Fund operated as a portfolio of Pacific American Fund through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund.

         On April 25, 1996, the Agreement and Plan of Reorganization of Pacifica with Stagecoach and the creation of each Fund as a new fund of Stagecoach were approved by the Company's Board of Directors. On May 17, 1996, the Agreement and Plan of Reorganization of Pacifica with the Company was approved by Pacifica's Board of Trustees. The reorganization of Pacifica with Stagecoach became effective on September 6, 1996 (the "Reorganization"). Each of the following portfolios of Pacifica was reorganized as the specified Stagecoach Fund:

 PACIFICA FUNDS TRUST PORTFOLIO NAME                       STAGECOACH FUND NAME
 -----------------------------------                       --------------------
  Pacifica Arizona Tax-Exempt Fund                        Arizona Tax-Free Fund
       Pacifica Balanced Fund                                 Balanced Fund
        Pacifica Equity Value                               Equity Value Fund
   Pacifica Intermediate Bond Fund                        Intermediate Bond Fund
  Pacifica National Tax-Exempt Fund                       National Tax-Free Fund
   Pacifica Oregon Tax-Exempt Fund                         Oregon Tax-Free Fund
  Pacifica Prime Money Market Fund                    Prime Money Market Mutual Fund
 Pacifica Treasury Money Market Fund                Treasury Money Market Mutual Fund

         1268
                            INVESTMENT RESTRICTIONS

         The Funds are subject to the investment limitations enumerated below which may be changed with respect to a particular Fund only by a vote of a majority of the holders of such Fund's outstanding shares (see "Capital Stock" below).

         The Intermediate Bond Fund and the Tax-Free Funds may not:

         1. Purchase or sell commodity contracts (including futures contracts with respect to the Arizona Tax-Free and National Tax-Free Funds), or invest in oil, gas or mineral exploration or development programs, except that each Fund, to the extent appropriate to its investment objective, may purchase publicly traded securities of companies engaging in whole or in part in such activities, and provided that the Intermediate Bond and Oregon Tax-Free Funds may enter into futures contracts and related options.

         2. Purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

         3. Purchase securities of companies for the purpose of exercising control.

         4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

         5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting.

         6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Oregon Tax-Free Fund may enter into transactions in futures contracts and related options, and except that the Intermediate Bond Fund may enter into transactions in options on securities, futures contracts and options on futures contracts.

         7. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this SAI or in its prospectus are not deemed to be pledged for purposes of this limitation.

         1269
         The Intermediate Bond Fund may not:

         1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

         2. Purchase any securities that would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         3. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

         4. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and
(b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         As a matter of non-fundamental policy (which may be changed without shareholder vote) the Intermediate Bond Fund may not (i) invest in mineral leases and (ii) purchase, hold or deal in real estate limited partnerships.

         The Tax-Free Funds may not:

         1. Purchase securities on margin, make short sales of securities or maintain a short position, except that the Funds may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and except that this limitation shall not apply to the Oregon Tax-Free Fund's transactions in futures contracts and related options.

         2. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable.

         3. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

         1270
         The Oregon Tax-Free Fund may not:

         1. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         2. Purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

         The Arizona Tax-Free Fund may not:

         1. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         2. Purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political

         1271
subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

         The National Tax-Free Fund may not:

         1. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         2. Purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in municipal obligations with similar characteristics (such as private activity bonds where the payment of principal and interest is the ultimate responsibility of issuers in the same industry, pollution control revenue bonds, housing finance agency bonds or hospital bonds) or the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, the District of Columbia, and their respective agencies, authorities, instrumentalities or political subdivisions.

         The Balanced Fund and Equity Value Fund, except as indicated, may not:

         1. Borrow money or pledge or mortgage its assets, except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by a Fund while any such borrowings exist).

         2. Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in the prospectuses or the SAI.

         3. Invest in companies for the purpose of exercising control or management.

         1272
         4. Knowingly purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) may invest up to 10% of their net assets in shares of other investment companies.

         5. Invest in real property (including limited partnership interests), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions.

         6. Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by a Fund would exceed 10% of the value of the Fund's total assets.

         7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

         8. Make loans, except that the Funds may purchase readily marketable debt securities and invest in repurchase agreements and make loans of portfolio securities. No Fund will invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by a Fund, exceeds 10% of the value of its total assets.

         9. Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

         10. Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         11. Mortgage, pledge, or hypothecate any of its assets, except as described in Investment Restriction No. 1.

         12. Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, its adviser, the sponsor, or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

         13. Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of a Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges.

         14. Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the prospectus or SAI; however, no Fund will invest more than 5% of its total assets in these classes of securities.

         1273
         15. Invest more than 5% of the current value of its total assets in the securities of companies that, including predecessors, have a record of less than three years' continuous operation.


         The Prime Money Market Mutual and the Treasury Money Market Mutual Funds may not:

         1. Purchase common stocks, and with respect to the Treasury Money Market Mutual Fund, voting securities, (with respect to the Prime Money Market Mutual Fund including preferred stocks, warrants or other equity securities and, with respect to the Treasury Money Market Mutual Fund, including state, municipal or industrial revenue bonds) except for securities of other investment companies.

         2. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Neither Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, each Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets.

         3. Mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of a Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this investment restriction.

         4. Purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, for the Treasury Money Market Mutual Fund, maintain a short position.

         5.  Write put or call options.

         6. Underwrite the securities of other issuers, except as a Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

         7. Invest in companies for the purpose of exercising control.

         8. Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements.

         9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act.

         10. Lend its portfolio securities in excess of one-third of the value of its total assets.

         1274
         As a non-fundamental policy (which may be changed without shareholder vote), any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors, and the Fund will maintain collateral of the borrower equal at all times to at least the current market value of the securities loaned.

         11. Purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (with respect to the Treasury Money Market Mutual Fund, such obligations only include U.S. Treasury obligations) and repurchase agreements secured by such obligations, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested in any securities without regard to this 5% limitation.

         12. Purchase any securities that cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to: (a) instruments that are issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (b) with respect to the Prime Money Market Mutual Fund, instruments issued or guaranteed by U.S. banks and U.S. branches of foreign banks (provided that, with respect to U.S. branches of foreign banks, such branches are subject to the same regulations as domestic branches of U.S. banks and, with respect to foreign branches of U.S. banks, the domestic parent is unconditionally liable in the event that the foreign branch fails to pay on its instruments for any reason); and (c) repurchase agreements secured by the instruments described in clause
(a) and, with respect to the Prime Money Market Mutual Fund, clause (b).

         The Prime Money Market Mutual Fund may not:

         Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil or gas interests, but this restriction shall not prevent the Fund from investing directly or indirectly in instruments secured by real estate or interests therein.

         The Treasury Money Market Mutual Fund may not:

         1.  Purchase or sell real estate.

         2. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs.


         If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days) and the Funds will not at any time hold more than

         1275
15% of their net assets in illiquid securities. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

         In addition, in accordance with current SEC regulations, the Money Market Funds intend, as a non-fundamental policy, to limit their respective investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) to not more than 5% of the value of their respective total assets at the time of purchase, except for 25% of the value of their respective total assets which may be invested in any one issuer for a period of up to three business days.

         The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that such a commitment is no longer in the best interests of the Fund involved and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

         Pursuant to state securities regulations, the Treasury Money Market Mutual Fund has undertaken the following non-fundamental investment limitation: the Fund will not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets (included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges) except that warrants acquired by the Fund at any time in units or attached to securities are not subject to this limitation. Investors should note, however, that neither the Prime Money Market Mutual Fund nor the Treasury Money Market Mutual Fund currently intends to purchase any warrants whatsoever, or to acquire any put option that may be sold, transferred or assigned separately from the underlying security.

         For purposes of determining industry classifications of issuers, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry). In accordance with the current views of the staff of the SEC and as a matter of nonfundamental policy that may be changed without a vote of shareholders, a Fund will treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

         The prospectuses discuss the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and

         1276
portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

         U.S. Government Obligations. The Funds may invest in various types of U.S. Government obligations. For the Money Market Funds, such obligations must have remaining maturities of up to one year. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage corporation, Federal Intermediate Credit Banks and Maritime Administration.

         Repurchase Agreements. Each Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price which involve the acquisition by a Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and such Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Funds may enter into repurchase agreements only with respect to securities of the type in which such Fund may invest,

         1277
including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

         The Prime and Treasury Money Market Mutual Funds may engage in a repurchase agreement with respect to any security in which they are authorized to invest, including U.S. Treasury STRIPS, although the underlying security may mature in more than thirteen months.


        Bank Obligations. Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of

         1278
the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

         Commercial Paper. The Funds may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

         Investment Company Securities. Each Fund may invest in securities issued by other open-end management investment companies which principally invest in securities of the type in which such Fund invests. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses and the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

         Floating- and Variable-Rate Obligations. The Funds may purchase floating- and variable-rate obligations as described in the Prospectuses. Each Fund may purchase floating- and variable-rate demand notes and bonds. For the Money Market Funds, these obligations ordinarily have stated maturities in excess of thirteen months, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Funds' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and

         1279
variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

         Floating and variable-rate demand instruments acquired by the Tax-Free Funds may include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide these Funds with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the adviser has determined meets the prescribed quality standards for these Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.


         Loans of Portfolio Securities. The Funds may lend their portfolio securities to brokers, dealers and financial institutions (but not individuals), provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund. The Treasury Money Market Mutual Fund does not currently intend to lend its portfolio securities.

         The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high- quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

         Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. Each Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. A Fund will make commitments to purchase such securities only with the intention of

         1280
actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

         Securities purchased on a when-issued or forward commitment basis and certain other securities held in a Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of each Fund consisting of cash or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Funds' custodian bank. Purchasing securities on a forward commitment basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of such Fund's total net assets and its net asset value per share. In addition, because a Fund will set aside cash and other high quality liquid debt securities as described above the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

         Mortgage-Backed Securities. As stated in the prospectuses, certain Funds may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage- backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to

         1281
the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

         There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that adviser's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

         Asset-Backed Securities. To the extent described in the prospectuses, the Funds may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset- backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the-securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         Municipal Obligations. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

         The two principal classifications of municipal obligations that may be held by a Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. a Fund's portfolio may also include "moral obligation" securities, which are issued normally by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

         There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

         Private activity bonds are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port

         1282
or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered municipal obligations if the interest paid thereon is exempt from federal income tax, but nevertheless, subject to federal alternative minimum tax.

         The Tax-Free Funds may also purchase short-term General Obligation Notes, Tax Anticipation Notes ("TANS"), Bond Anticipation Notes ("BANs"), Revenue Anticipation Notes ("RANs"), Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues, and are usually general obligations of the issuer.

         TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

         BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

         RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

         As stated in the prospectuses, the adviser, under the supervision of the Board, makes determinations concerning the liquidity of a municipal lease obligation based on all relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled; (2) what assurance there is that the

         1283
assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation"); and (5) the legal recourse in the event of failure to appropriate.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, with respect to Oregon obligations and Arizona obligations, the Funds cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or Oregon obligations and Arizona obligations, specifically, for investment by a Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund involved would re- evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor Wells Fargo Bank will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

         Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Free Funds may, from time to time, invest more than 25% of their assets in municipal obligations covered by insurance policies.

         As stated in the prospectus, the Intermediate Bond Fund may, when deemed appropriate by the adviser in light of the Fund's investment objective, invest in obligations issued by state and local governmental issuers. Dividends paid by the Intermediate Bond Fund that are derived from interest of municipal obligations would be taxable to the Fund's shareholders for federal income tax purposes.

         Stand-By Commitments. Each Tax-Free Fund may acquire stand-by commitments with respect to municipal obligations held by it. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest that the Fund paid on their acquisition), less any amortized market premium plus any amortized market or

         1284
original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instrument.

         Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

         Each Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the adviser's opinion, present minimal credit risks. Each Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

         Each Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying municipal obligations, which will continue to be valued in accordance with the ordinary method of valuation employed by the Funds. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value.

         Foreign Securities. Because certain Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

         The Equity Value and Balanced Funds may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers.

         1285
Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         The Equity Value and Balanced Funds may also invest in American Depositary Receipts ("ADRs"). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars, although the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which could reduce the yield on such securities. Some institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository may be required to provide under its contractual arrangement with the issuer.

         Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries. Further, income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

         Options Trading. Certain Funds may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The Intermediate Bond Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

                 The Funds may also write covered call and secured put options from time to time as the adviser deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the

         1286
exercise price of the option. The aggregate value of the securities subject to options written by the Intermediate Bond Fund will not exceed 25% of the value of its net assets. The use of covered call options and securities put options will not be a primary investment technique of the Intermediate Bond Fund, and they are expected to be used infrequently. If the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

         A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds, custodian in an amount not less than the exercise price of the option at all times during the option period.

         A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary

         1287
market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

         When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

         There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         1288
         Stock Index Futures Contracts and Options on Stock Index Futures Contracts. The Equity Value and Balanced Funds may participate in stock index futures contracts and options on stock index futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also changes. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract realizes a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser realizes a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller recognizes a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser realizes a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

         Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that the Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund may purchase a stock index futures contract to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund realizes a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

         The Equity Value and Balanced Funds may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Funds may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Funds could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading

         1289
date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

         Wells Fargo Bank expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of a Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Funds may liquidate the put options they have purchased by effecting a closing sale transactions rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Funds will be able to effect the closing sale transaction. The Funds realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Funds realize a loss.

         Investments in Warrants. Although they have no present intention to do so, the Balanced and Equity Value Funds may each invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Funds may invest directly.

         Borrowing and Reverse Repurchase Agreements. Each Fund intends to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of its net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         Nationally Recognized Statistical Ratings Organizations. The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for

         1290
purchase by a Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

         The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

         Rule 144A. It is possible that unregistered securities, purchased by the Prime Money Market Fund in reliance upon Rule 144A under the Securities Act of 1933, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.


         SPECIAL CONSIDERATIONS AFFECTING ARIZONA MUNICIPAL OBLIGATIONS

         The concentration of the Arizona Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

         Under its constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions that are subject to annual renewal at the option of the State. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases which are subject to annual appropriation at the option of the local government.

         There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in the State without voter approval. This restriction does not apply to taxes levied to pay general obligation debt.

         1291
         There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval, or to restructure the State's revenue mix among sales, income, property and other taxes. It is possible that if any such proposals were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

         Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, at various times in the past, utilized a combination of spending reductions or reductions in the rate of growth in spending, and tax increases. In recent years, the State's fiscal situation has improved even while tax reduction measures have been enacted each year since 1992. In 1992, Arizona voters passed a measure that requires a two-thirds vote of the legislature to increase State revenue. Accordingly, it will be more difficult to reverse tax reductions, which may adversely affect State fund balances and fiscal conditions over time.

         Arizona state government general fund revenue growth in fiscal year 1996 is forecast to increase 4.1%, although growth would be projected at 10.9% but for legislative changes, principally an income tax reduction measure enacted in 1995. The 6.8% projected increase in sales tax revenue, adjusted for reductions resulting from legislative changes, reflects continued strong economic growth in the state. With revenue growth outpacing increased expenditures, the state general fund is projected to end fiscal year 1996 with a total general fund balance of approximately $579 million. The amount of this balance is approximately 12.5% of total general fund expenditures for fiscal year 1996. Included in the total balance is a general fund ending balance of approximately $347 million, and a budget stabilization ("rainy day") fund balance of approximately $232 million.

         The fiscal year 1997 budget adopted by the legislature assumes that the total general fund balance carried forward from fiscal year 1996 will be drawn down by approximately $230 million during the course of fiscal year 1997. Based on this assumption, the total general fund balance at the end of fiscal year 1997 should be lower than for fiscal year 1996.

         Additionally, the 1995 legislature enacted a $200 million income tax reduction package, and the 1996 legislature enacted a $200 million property tax reduction package. There may be additional legislative activity during 1997 in the area of tax reform and school finance, and the 1998 general election ballot may include one or more questions related to these issues and the State's tax structure generally. The outcomes of any legislative actions or election issues of this nature may adversely affect State fund balances and fiscal conditions.

         Arizona has a diversified economic base that is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism, and the military. Agriculture, which was at one time a major sector, now plays a much smaller role in the State's economy. For several decades, the population of the State has grown at a substantially higher rate than the population of the United States. While the State's economy flourished during the early 80's, a substantial amount of overbuilding occurred, adversely affecting Arizona-based financial

         1292
institutions, many of which were placed under the control of the Resolution Trust Corporation. Spillover effects produced further weakening in the State's economy. The Arizona economy has begun to grow again, albeit at a slower pace than experienced before the real estate collapse. The North American Free Trade Agreement is generally viewed as beneficial to the State. However, current and proposed reductions in federal military expenditures may adversely affect the Arizona economy.

         SPECIAL CONSIDERATIONS AFFECTING OREGON MUNICIPAL OBLIGATIONS

         The concentration of the Oregon Tax-Free Fund in Oregon Obligations raises additional considerations for investors in that portfolio, as discussed below.

         State Bonds and Revenues

         As of September 1, 1996, $3.64 billion in general obligation bonds issued by the State of Oregon and its agencies and instrumentalities were outstanding, including $125.1 million in general obligation bonds supported by the budget for the State's general fund and $3.52 billion of self-supporting general obligation bonds. The State's self- supporting general obligation bonds include $2.90 billion of State veteran's bonds, which, in the event of poor economic conditions resulting in an increased number of mortgage defaults, could cease to be self-supporting. All of the existing and outstanding general obligation bonds of the State have been issued under specific State constitutional provisions that authorize the issuance of such bonds and provide authority for ad valorem taxation to pay the principal of and interest on such bonds. With the exception of the veteran's bonds, for which no more than two mills on each dollar valuation may be levied to pay principal and interest, the authority of the State to tax property for the payment of its general obligation bonds is unlimited. Since at least 1950, the State has not imposed ad valorem tax for the payment of any of its obligations because other revenues, including those generated by the self-supporting bonds, have been sufficient.

         In addition to general obligation bonds, various State statutes authorize the issuance of State revenue bonds and certificates of participation. These limited obligations of the State or its agencies or instrumentalities may be payable from a specific project or source, including lease rentals. The State is not authorized to impose ad valorem taxes on property for the payment of principal and interest on these bonds, so they are more sensitive to changes in the economy. There can be no assurance that future economic problems will not adversely affect the market value of Oregon obligations held by the Fund or the ability of the respective obligors (both private and governmental) to make required payments on such obligations.

         Oregon does not have a sales tax. As a result, State tax revenues are particularly sensitive to economic recessions. The principal sources of State tax revenues are personal income and corporate income taxes. In the legislatively adopted budget for the 1995-97 biennium, approximately 96.6% of the State's revenues for the 1995-97 biennium were projected to come from combined income taxes, insurance taxes, gift and inheritance taxes, and cigarette and tobacco taxes. Since 1983 State revenues have improved substantially, and in recent years the State has granted tax refunds because of budget surpluses, as required by statute. The State's September 1, 1996 economic and revenue

         1293
forecast predicts that State General Fund revenues for the 1995-97 biennium will exceed the legislatively approved budget forecast by approximately $331.6 million (or 4.8%).

         The Economy

         Oregon's economy is projected to maintain a substantial portion of its momentum through the end of 1997. Oregon remains one of the fastest growing states in the country. High technology manufacturing and the service sector are the primary engines driving the State economy. Despite the positive overall tone at year end, there were definite signs of slowing in the construction and the national/international semiconductor industry.

         The Oregon economy appears to have ample momentum to continue growing through 1997, though the pace is likely to be slower than the previous two-year period. Expansion of the State's semiconductor industry and its suppliers will likely remain the key engine driving growth in the State. Rising wages and a continuing flow of new residents are expected to generate jobs in the State's service and trade sectors. The primary factors likely to slow growth over the next two years are dwindling supply of skilled labor and flattening of the construction boom.

         Oregon's income, employment and population are expected to increase faster than the country as a whole over the 1995 to 2003 period as they have since 1987. However, job growth is expected to slow in 1996 and 1997. The State's population is projected to grow by 13.5 percent between 1995 and 2003, a gain of 422,000 people.

         Oregon has successfully restructured from an economy highly dependent on the timber industry to one in which high technology manufacturing and services also play a prominent role. The fundamentals appear to be in place for the State to continue growing faster than the overall U.S. economy through 2001. Despite the generally favorable long-term outlook, rising housing and labor costs are expected to begin pushing the State's growth rate back toward the national average. Moreover, the State's growing dependence on the semiconductor industry is likely to lead to some unstable conditions as the industry expands and contracts in response to national and international pressures.

         Recent Environmental Developments

         In 1991 and 1992, in response to concerns over diminishing salmon runs, three populations of Snake River salmon were placed on the Endangered Species list. More recently, the National Marine Fisheries Service and the U.S. Fish and Wildlife Service have commenced status reviews of hundreds of additional salmon and trout populations in the Columbia Basin and throughout Western Oregon. The Snake River salmon listings have already had substantial economic impacts, primarily through increased electricity rates and related impacts on rate-sensitive industries such as the aluminum industry. Efforts to protect salmon and steelhead populations may eventually affect a wide variety of industrial, recreational and land use activities, with corresponding impacts on long-term economic growth; however, the magnitude and extent of any future environmental action is impossible to predict at this time. The State's economic forecasts do not address the potential impact of endangered species problems on Oregon's economy.

         1294
         Recent Developments Affecting Government Revenues.

         Ballot Measure 5. Article XI, section 11b of the Oregon Constitution, adopted by Oregon's voters in November 1990 ("Ballot Measure 5"), imposes an aggregate limit on the rate of property taxes, including ad valorem taxes, that may be levied against any real or personal property. The limit is subject to certain exceptions and is being phased in over a five-year period. Beginning with the tax year that starts on July 1, 1996, the final year of the phase-in period, not more than $15 per $1,000 of real market value can be levied against any piece of property. Of this amount, $5 may be used for public education, and the remaining $10 may be used for general governmental purposes.

         The limitations of Ballot Measure 5 do not apply to taxes imposed to pay the principal of and interest on bonded indebtedness authorized by a specific provision of the State Constitution. Therefore, the ability of the State to levy taxes to service its constitutionally authorized general obligation bonds is not subject to the limit. In addition, because the State currently receives its revenues from sources other than property taxes, Ballot Measure 5 has not directly affected State revenues.

         The tax limitations of Ballot Measure 5 do not apply to user fees, licenses, excise or income taxes and incurred charges for local improvements. Since 1990 local governments have begun to rely more heavily on such fees and taxes to finance certain services and improvements.

         Ballot Measure 5 has controlled the growth of local property tax revenues since its adoption. Although the growth in local property valuations during the period 1991 to 1995 has somewhat mitigated the potential impacts of Ballot Measure 5, revenues of local government units in Oregon have generally been adversely affected by the adoption of Ballot Measure 5. This appears to be particularly true with respect to school districts operating revenues.

         Ballot Measure 5 required the State to replace a substantial portion of the lost revenues of local school districts through the end of fiscal year 1995-96. Although this obligation has now expired, the extent of revenue loss perceived to have been incurred by local school districts indicates that the State may continue to provide significant revenue relief to these governmental units. In addition, the provisions of the initiative known as Ballot Measure 47, as defined and discussed below, is expected to also result in the State making further financial assistance available to certain units of local government as a result of further restrictions and limitations placed upon the ability of units of local government to generate revenues through Oregon's system of ad valorem property taxation.

         Ballot Measure 47. At the November 5, 1996 general election, the voters of the State of Oregon approved a constitutional amendment creating new sections 11g, 11h, 11i and 11j within Article XI of the Oregon Constitution. The initiative proposing these amendments was commonly referred to as "Ballot Measure 47" or "Cut and Cap."

         Ballot Measure 47 will generally reduce the revenues of local governments available from ad valorem property taxes starting on July 1, 1997. For fiscal year 1997-98, the amount of tax

         1295
which may be collected from each property subject to taxation is limited to the lesser of the amount due for fiscal year 1995-96 reduced by ten percent (10%) or the amount due for fiscal year 1994-95. Future increases in annual ad valorem property taxes which can be collected from each property subject to taxation are limited to three percent (3%) unless certain exceptions apply. Ballot Measure 47 also contains provisions limiting local governments' ability to shift activities previously funded in whole or in part from ad valorem property tax revenues to a user fee or other form of non-ad valorem property tax basis. One of the exceptions is for taxes levied to pay bonded indebtedness which has been approved by the voters in accordance with certain specific and new guidelines contained in Ballot Measure 47.

         By its terms, Ballot Measure 47 does not affect the revenues of governmental units which do not rely upon the collection of ad valorem property taxes, such as the State, or governmental operations which are supported solely from user fees and charges, such as many municipal utilities. However, its revenue reducing provisions are expected to create new financial burdens on the State revenue resources as well as on the revenue resources of units of government which levy and collect ad valorem property taxes. Such burdens are expected to arise, at least in part, from the potential need for the State to assist units of local government adversely affected by the implementation of Ballot Measure 47. Although the actual impact of Ballot Measure 47 on a particular unit of local government cannot presently be determined because the methodology for applying its provisions to individual properties has not yet been established, it is anticipated that the general fund operations of many local government units will be materially adversely affected by its revenue reduction and revenue growth limiting provisions.

         The Initiative Process. The Oregon Constitution reserves to the people of the State initiative and referendum power pursuant to which measures designed to amend the State Constitution or enact legislation, can be placed on the statewide general election ballot for consideration by the voters. "Referendum" generally means measures referred to the electors by a legislative body such as the State Legislative Assembly or the governing body of a city, county or other political subdivision, while "initiative" generally means a measure placed before the voters as a result of a petition circulated by one or more private citizens.

         Any person may file a proposed initiative with the Oregon Secretary of State's office. The Oregon Attorney General is required by law to draft a proposed ballot title for the initiative, and interested parties may submit comments on the legal sufficiency of the proposed ballot title and on whether the proposed initiative complies with a "one subject only" rule for initiative measures. After considering any public comments, the Attorney General must either certify or revise the draft ballot title. In general, any elector who timely submitted written comments on the draft ballot title may petition the Oregon Supreme Court seeking a revision of the certified ballot title.

         To have an initiative placed on a general election ballot, the proponents of the proposed initiative must submit to the Secretary of State initiative petitions signed by a number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor in the most recent gubernatorial election. The initiative petition must be filed with the Secretary of State not less than four months prior to the general election at which the proposed

         1296
measure is to be voted. State law permits persons circulating initiative petition to pay money to persons obtaining signatures for the petition.

         Over the past decade Oregon has witnessed increasing activity in the number of initiative petitions that have qualified for the statewide general election. As of December 1, 1996, no initiatives had qualified to be placed on the November 1998 general election ballot. In recent years, a number of initiatives involving the fiscal operations of the State were proposed and placed on the ballot. Several of these initiatives have been approved by the voters and have had or will have a significant impact on the fiscal operations of the State and local governments. See "Recent Developments Affecting Government Revenues - Ballot Measure 5 and Measure 47." Other initiatives, had they been approved by the voters, also may have had significant impacts on the fiscal operations of the State.

         It is difficult to predict with certainty either the likelihood of a proposed initiative measure obtaining the required number of valid initiative petition signatures or the likelihood of an initiative that has acquired the necessary number of valid signatures being approved by the voters. There can be no assurance that additional initiatives that will have a material adverse impact on the financial condition of the State or units of local government or the State's or units of local government's ability to collect the revenues required to repay their general obligation bonds, revenue bonds or other obligations will not be proposed, placed on the ballot, or be approved by the voters.

         Judicial challenges seeking interpretations and clarifications of the scope and application of Ballot Measure 5 continue to be filed. It is anticipated that the passage of Measure 47 will also require substantial judicial interpretation of its meaning and application. If it is judicially determined that certain statutes adopted by the Oregon legislature to implement Ballot Measure 5 or statutes expected to be adopted relating to Measure 47 do not adequately implement the restrictions contained in that measure, local governments may have to seek new funding sources for certain items which have been traditionally financed in part through the issuance of voter approved ad valorem tax supported indebtedness.

         The Oregon Bond Market. There is a relatively small active market for municipal bonds of Oregon issuers other than the general obligations of the State itself, and the market price of such other bonds may therefore be volatile. If the Oregon Tax-Free Fund were forced to sell a large volume of Oregon Obligations owned by it for any reason, such as to meet redemption requests for a large number of its shares, there is a risk that the large sale itself would adversely affect the value of the Oregon Tax-Free Fund's portfolio.


                                   MANAGEMENT

         The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock,

         1297
Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                             Principal Occupations
Name, Age and Address                         Position                       During Past 5 Years
---------------------                         --------                       ---------------------
Jack S. Euphrat, 74                           Director                       Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                           Director,                      Senior Vice President
                                              Chairman and                   of Stephens; Manager
                                              President                      of Financial Services
                                                                             Group; President of
                                                                             Stephens
                                                                             Insurance Services
                                                                             Inc.; Senior Vice
                                                                             President of Stephens
                                                                             Sports Management
                                                                             Inc.; and President of
                                                                             Investor Brokerage
                                                                             Insurance Inc.
Thomas S. Goho, 54                            Director                       T.B. Rose Faculty
321 Beechcliff Court                                                         Fellow-Business,
Winston-Salem, NC  27104                                                     Wake Forest University
                                                                             Calloway School, of
                                                                             Business and
                                                                             Accountancy; Associate
                                                                             Professor of Finance
                                                                             of the School
                                                                             of Business and
                                                                             Accounting at
                                                                             Wake Forest University
                                                                             since 1983.



Joseph N. Hankin, 55                          Director                       President, Westchester
75 Grasslands Road                                                           Community College since
Valhalla, N.Y. 10595                                                         1971; President of Hartford
(appointed as of September 6, 1996)                                          Junior College from 1967 to
                                                                             1971; Adjunct Professor of
                                                                             Columbia University
                                                                             Teachers College since
                                                                             1976.

         1298

*W. Rodney Hughes, 70                         Director                       Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                           Director                       Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                          Director                       Private Investor; Real Estate
10 Legrae Street                                                             Developer; Chairman
Charleston, SC 29401                                                         of Renaissance
                                                                             Properties Ltd.;
                                                                             President of  Morse
                                                                             Investment
                                                                             Corporation; and Co-
                                                                             Managing Partner of
                                                                             Main Street Ventures.

Richard H. Blank, Jr., 40                     Chief                          Associate of
                                              Operating                      Financial Services
                                              Officer,                       Group of Stephens;
                                              Secretary and                  Director of Stephens
                                              Treasurer                      Sports Management
                                                                             Inc.; and Director of
                                                                             Capo Inc.

         1299
                               COMPENSATION TABLE

                                 Year Ended                            Period Ended
                                 ----------                            -------------
                              December 31, 1995                      September 30, 1996
                              ------------------                      ------------------
                                                                                         Total
                           Aggregate            Total             Aggregate       Compensation from
                         Compensation        Compensation        Compensation         Registrant
                             from           from Registrant          from                and
Name and Position         Registrant        and Fund Complex      Registrant          Fund Complex
-----------------        ------------      ------------------    ------------      -----------------
 Jack S. Euphrat            $10,188             $39,750             $9,750              $29,250
    Director

 *R. Greg Feltus             $-0-               $-0-                 $-0-                $-0-
    Director

  Thomas S. Goho            $10,188             $39,750             $9,750              $29,250
    Director

 Joseph N. Hankin             N/A                N/A                 $-0-                $-0-
     Director

  *Zoe Ann Hines             $-0-               $-0-                 $-0-                $-0-
    Director
 (resigned as of
September 6, 1996)

*W. Rodney Hughes            $9,438             $37,000             $8,250              $24,750
     Director

 Robert M. Joses             $9,938             $39,000             $9,750              $29,250
     Director

 *J. Tucker Morse            $8,313             $33,250             $8,250              $24,750
     Director


         Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as

         1300
directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

         As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.


         INVESTMENT ADVISER. The Funds are advised by Wells Fargo Bank pursuant to an advisory contract for each Fund under which Wells Fargo Bank has agreed to furnish investment guidance and policy direction in connection with the daily portfolio management of the Fund. On behalf of each Fund, the Company's Board of Directors approved the advisory contracts with Wells Fargo Bank on April 25, 1996, for an initial two-year period. Pursuant to the advisory contracts, Wells Fargo Bank also has agreed to furnish to the Board of Directors periodic reports on the investment strategy and performance of each Fund.

         Wells Fargo Bank has agreed to provide to the Funds, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest-rate and security market trends, portfolio composition, credit conditions and, average maturities of each Fund. As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below, of the average daily value of each Fund's net assets during the preceding month.

                                                                 Annual Rate
  Fund Name                                              (as percentage of net assets)
  ---------                                              -----------------------------
 o  Arizona Tax-Free                                                 0.50%
 o  Balanced                                                         0.60%
 o  Equity Value                                                     0.50%
 o  Intermediate Bond                                                0.50%
 o  National Tax-Free                                                0.50%
 o  Oregon Tax-Free                                                  0.50%
 o  Prime Money Market Mutual                                        0.25%
 o  Treasury Money Market Mutual                                     0.25%

         The advisory contracts continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of a Fund's outstanding voting securities or (ii) by the Company's Board of Directors and by a majority of the Directors of the Company who are not parties to the advisory contracts or "interested persons" (as defined in the

         1301
1940 Act) of any such party. The advisory contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

      Prior to the Reorganization on September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the predecessor portfolios of Pacifica. As of the date of the Reorganization, Wells Fargo Bank became the adviser to the New Funds. For the fiscal year ended September 30, 1996 the Funds paid the advisory fees indicated below and the indicated amounts were waived. These amounts include advisory fees paid by the predecessor portfolios to FICM/WFIM prior to September 6, 1996.
                            Investment Advisory Fees


                                              Fiscal Year Ended September 30, 1996
                                              ------------------------------------
          Fund                                   Fees Paid            Fees Waived
          -----                                  ---------            -----------
 o  Arizona Tax-Free                            $    22,457           $   98,300
 o  Balanced                                    $   750,323           $    4,608
 o  Equity Value                                $ 1,378,145           $      -0-
 o  Intermediate Bond                           $   227,965           $   39,513
 o  National Tax-Free                           $      - 0-           $   67,463
 o  Oregon Tax-Free                             $   173,249           $   57,377
 o  Prime Money Market Mutual                   $ 1,845,269           $1,553,968
 o  Treasury Money Market Mutual                $ 2,442,922           $2,073,426

         Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. and First Interstate Bank of Washington, N.A. served as co-advisers to the predecessor portfolios of the National Tax-Free Fund; First Interstate Bank of Oregon, N.A. served as adviser to the predecessors of the Intermediate Bond Fund and Oregon Tax-Free Fund; and First Interstate Bank of Arizona, N.A. served as adviser to the predecessor of the Arizona Tax-Free Fund. For the periods ended September 30, 1995, May 31, 1995 and May 31, 1994, the prior advisers for these Funds were entitled to receive advisory fees from the Funds at the same annual rates as those that were in effect for WFIM. For these periods, the prior advisers was entitled to receive the following amounts in advisory fees:
                            Investment Advisory Fees

                                         Period Ended           Period Ended      Period Ended
Fund                                   Sept. 30, 1995*          May 31, 1995       May 31, 1994
------------------------------------------------------------------------------------------------------
Arizona Tax-Free                           $41,159                $124,904           $128,905
Intermediate Bond                          $94,698                $275,948           $318,000
National Tax-Free                          $24,173                $ 67,845           $ 57,059
Oregon Tax-Free                            $84,999                $256,430           $269,574

*        The Funds changed their fiscal year from May 31 to September 30.

         1302
         For the periods ended September 30, 1995, May 31, 1995 and May 31, 1994, the prior advisers for the predecessors of the Arizona Tax-Free, Intermediate Bond, National Tax-Free and Oregon Tax-Free Funds waived advisory fees and reimbursed expenses in the following amounts:

                        Investment Advisory Fees Waived
                       and Expenses Reimbursed by Adviser

                                         Period Ended
                                        September 30,           Period Ended      Period Ended
Fund                                        1995*               May 31, 1995       May 31, 1994
------------------------------------------------------------------------------------------------------
Arizona Tax-Free                           $66,373                $166,803           $172,383
Intermediate Bond                          $     0                $      0           $      0
National Tax-Free                          $68,667                $145,244           $141,590
Oregon Tax-Free                            $43,995                $ 84,770           $104,948


*        The Funds changed their fiscal year from May 31 to September 30.


         Prior to March 18, 1994, the adviser for the Balanced, Equity Value and Government Money Market Mutual Funds was San Diego Financial Capital Management, Inc. ("San Diego Financial"), which was a wholly owned subsidiary of San Diego Trust & Savings Bank ("San Diego Trust"), which in turn was a wholly owned subsidiary of San Diego Financial Corporation ("SDFC"). On that date, SDFC merged into First Interstate Bancorp and San Diego Trust merged into First Interstate Bank of California ("FICAL"). As a result of these transactions, San Diego Financial became an indirect wholly-owned subsidiary of FICAL. On January 12, 1995, San Diego Financial merged into First Interstate Investment Services, Inc., a direct wholly-owned subsidiary of FICAL, which has since changed its name to First Interstate Capital Management, Inc.

         During the fiscal years ended September 30, 1995 and 1994, the adviser (and prior adviser, as the case may be) was entitled to receive advisory fees from the Balanced and Equity Value Funds at the same annual rates as those currently in effect. For such fiscal years, the adviser (and prior adviser, as the case may be) was entitled to receive the following amounts in advisory fees:

                            Investment Advisory Fees

                                          Year Ended             Year Ended
               Fund                     Sept. 30, 1995         Sept. 30, 1994
-----------------------------------------------------------------------------
Balanced                                   $579,850               $683,626
Equity Value                               $992,870               $953,400

         1303
         During the fiscal years ended September 30, 1995 and 1994, the adviser (or prior adviser, as the case may be) waived advisory fees and reimbursed expenses for the Balanced and Equity Value Funds in the following amounts:

                        Investment Advisory Fees Waived
                       and Expenses Reimbursed by Adviser

                                          Year Ended             Year Ended
               Fund                     Sept. 30, 1995         Sept. 30, 1994
-----------------------------------------------------------------------------
Balanced                                      $0                     $0
Equity Value                                  $0                     $0

         During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the advisory fees paid to the adviser by the predecessor portfolios of the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund were as follows:

                         Investment Advisory Fees Paid*

                                     Year Ended           Period Ended          Year Ended
               FUND                 Sept. 30, 1995       Sept. 30, 1994       March 31, 1994
--------------------------------------------------------------------------------------------
Prime Money Market Mutual            $  693,315             $330,715            $737,811
Treasury Money Market Mutual         $1,160,424             $454,029            $900,919

      *These amounts reflect voluntary fee waivers and expense reimbursements by the adviser. Prior to October 1, 1994, all of these fees were, in turn, paid by the adviser to its affiliates which served as sub-investment advisors during the periods indicated.


         ADMINISTRATOR AND CO-ADMINISTRATOR . The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. The Administration Agreement between Wells Fargo Bank and each Fund, and the Co-Administration Agreements among Wells Fargo, Stephens and each Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of each Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Funds together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers

         1304
and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02% respectively, of the average daily net assets of each Fund.

         Prior to September 6, 1996, the administrator of the Pacifica predecessor portfolios (Furman Selz LLC) provided management and administrative services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, the former administrator was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessors of all such Funds except the Prime Money Market Mutual and Treasury Money Market Mutual Funds (which were administered until April 22, and April 15, 1996, respectively, by the Dreyfus Corporation), at the annual rate of 0.10% of each such Fund's average daily net assets. The tables reflect the net amounts paid (after waivers) for administrative services by the Funds to Stephens who, as sole administrator to the Funds for the period begun September 6, 1996 and ended September 30, 1996, was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of
each Fund's average daily net assets.   The tables also reflect the net
administration fees paid to the respective former administrators of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996.

                              Administration Fees

                                                                              Year Ended
                          Fund                                             September 30, 1996
                          -----                                            ------------------
 o     Arizona Tax-Free                                                       $    24,636
 o     Balanced                                                               $   130,709
 o     Equity Value                                                           $   240,273
 o     Intermediate Bond                                                      $    55,482
 o     National Tax-Free                                                      $    14,138
 o     Oregon Tax-Free                                                        $    49,627
 o     Prime Money Market Mutual                                              $ 1,230,872
 o     Treasury Money Market Mutual                                           $ 1,745,759


         Prior to October 1, 1995, ALPS Mutual Funds Service, Inc. ("ALPS") served as the administrator for the Arizona Tax-Free, Intermediate Bond, National Tax-Free and Oregon Tax-Free Funds. For its administration services, ALPS was entitled to receive the following amounts for the fiscal periods ended September 30, 1995, May 31, 1995 and May 31, 1994:

                              Administration Fees

                                         Period Ended            Year Ended              Year Ended
FUND                                   Sept. 30, 1995*          May 31, 1995            May 31, 1994
------------------------------------------------------------------------------------------------------
Arizona Tax-Free                            $4,116                 $12,490                $12,890
Intermediate Bond                           $9,470                 $27,595                $31,800
National Tax-Free                           $2,417                 $ 6,785                $ 5,706

         1305

Oregon Tax-Free                             $8,500                 $25,643               $26,957

*        The Funds changed their fiscal year from May 31 to September 30.

         For the fiscal periods ended September 30, 1995, May 31, 1995 and May 31, 1994, ALPS waived administration fees for the Arizona Tax-Free, Intermediate Bond, National Tax-Free and Oregon Tax-Free Funds in the following amounts:

                           Administration Fees Waived

                                         Period Ended            Year Ended              Year Ended
FUND                                   Sept. 30, 1995*          May 31, 1995            May 31, 1994
------------------------------------------------------------------------------------------------------
Arizona Tax-Free                              $0                        $0                    $0
Intermediate Bond                             $0                        $0                    $0
National Tax-Free                             $0                    $2,018                $4,210
Oregon Tax-Free                               $0                        $0                    $0

*        The Funds changed their fiscal year from May 31 to September 30.

         During the fiscal years ended September 30, 1995 and 1994, Furman Selz was entitled to receive administration services fees from the Balanced and Equity Value Funds in the following amounts:

                              Administration Fees

                                            Year Ended             Year Ended
FUND                                     Sept. 30, 1995          Sept. 30, 1994
-------------------------------------------------------------------------------
Balanced                                     $193,283                 $227,896
Equity Value                                 $330,957                 $317,992

         For the fiscal years ended September 30, 1995 and 1994, Furman Selz waived administration fees for the Balanced and Equity Value Funds in the following amounts:

                           Administration Fees Waived

                                            Year Ended             Year Ended
FUND                                     Sept. 30, 1995          Sept. 30, 1994
-------------------------------------------------------------------------------
Balanced                                     $19,328                   $22,808
Equity Value                                 $33,096                   $31,972


During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the administration fees paid to the Dreyfus

         1306

Corporation by the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund were as follows: Administration Fees Paid

                                     Year Ended           Period Ended          Year Ended
               FUND                 Sept. 30, 1995       Sept. 30, 1994       Mar. 31, 1994
-------------------------------------------------------------------------------------------
Prime Money Market Mutual               $577,763            $275,596            $614,901
Treasury Money Market Mutual            $921,886            $347,499            $690,137

      SPONSOR AND DISTRIBUTOR. As discussed in each Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as each Fund's sponsor and distributor.

      SHAREHOLDER SERVICING AGENT. As discussed in each Fund's prospectus under the heading "Shareholder Servicing Agent," the Funds approved Servicing Plans and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. For providing these services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.25%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under Article III, Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.
(NASD).

         For the period begun October 1, 1995 and ended September 5, 1996, and under a similar service agreement, payments were made to First Interstate Bancorp for the following funds, except, and under similar service agreements with certain institutions, including affiliates of FICM, payments were made to various institutions for the Prime Money Market Mutual Fund and Treasury Money Market Mutual Fund, as indicated below. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates as indicated below:

           Shareholder Servicing Fees - Institutional Class Shares(1)

                                                                         Fiscal Year Ended
                         Fund                                            September 30, 1996
                         -----                                           ------------------
 o     Arizona Tax-Free                                                          -0-
 o     Balanced                                                              $    11,728
 o     Equity Value                                                          $    31,181
 o     Intermediate Bond                                                         -0-
 o     National Tax-Free                                                         -0-
 o     Oregon Tax-Free                                                       $     1,295
 o     Prime Money Market Mutual                                                 -0-
 o     Treasury Money Market Mutual                                              -0-

--------------------
(1)   After waivers and reimbursements.

         1307

         CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT.   Wells Fargo
Bank has been retained to act as custodian and transfer and dividend disbursing agent for the Funds, pursuant to a Custody Agreement and an Agency Agreement with the Company on behalf of the Funds. The custodian, among other things, maintains a custody account or accounts in the name of a Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

         For its services as transfer and dividend disbursing agent for the Funds, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of each Fund. Furman Selz acted as transfer agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

         FICAL, located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as custodian of the predecessor portfolios of Pacifica, but played no role in making decisions as to the purchase or sale of portfolio securities for the predecessor portfolios. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

         For the fiscal year ended September 30, 1996, the Funds paid custody fees as indicated below. For the period prior to September 6, 1996, these amounts include fees paid by the Funds to FICAL.

                                Custody Fees(1)

                                                                  Fiscal Year Ended
                 Fund                                            September 30, 1996
                 -----                                           ------------------
 o     Arizona Tax-Free                                                  -0-
 o     Balanced                                                          -0-
 o     Equity Value                                                    $ 40,035
 o     Intermediate Bond                                                 -0-
 o     National Tax-Free                                                 -0-
 o     Oregon Tax-Free                                                   -0-
 o     Prime Money Market Mutual                                       $ 73,023
 o     Treasury Money Market Mutual                                    $252,183

---------------

(1)   After waivers and reimbursements.

         1308

         UNDERWRITING COMMISSIONS. The Institutional Class of each Fund does not charge any front-end sales loads or contingent deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.


                                SERVICING PLANS

         As indicated in each Fund's prospectus, the Company's Board of Directors, on behalf of each Fund (except for the Prime and Treasury Money Market Mutual Funds), adopted a Servicing Plan ("Servicing Plan") and related forms of Shareholder Servicing Agreements on April 25, 1996, with respect to each class of the Funds' shares. The Board of Directors included a majority of the Directors who were not "interested persons" (as defined in the Act) of each Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Non-Interested Directors").

         Under the Servicing Plan and pursuant to the shareholder servicing agreements for the Institutional Class shares, each Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund's Institutional Class shares attributable to the servicing agent's customers.
The actual fee payable to servicing agents is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules of Fair Practice.

         Each Servicing Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non-Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

         Each Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

                            PERFORMANCE CALCULATIONS

         The following information supplements and should be read in conjunction with the sections in each prospectus entitled "Determination of Net Asset Value" and "Performance Data."

         1309
         TOTAL RETURN: The Funds may advertise certain total return information computed in the manner described in the prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in each prospectus, each Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

         The total return information presented below and advertised by the New Funds for the period prior to September 6, 1996, the date the Funds commenced operations, is based upon the prior performance of the predecessor Funds. The performance information is adjusted to reflect The current level of operating expenses of the Institutional Class Shares of the Funds.

                     Average Annual Total Return - For The Applicable Period Ended September 30, 1996
                     --------------------------------------------------------------------------------
                         Institutional Class Shares(1)            Inception(2)    Five Year       Three Year         One Year
                         --------------------------              --------- -     ----------      -----------        ---------
                Arizona Tax-Free                                   6.26%              N/A           3.88%            3.74%

                Balanced                                          10.63%            10.38%          7.83%           10.80%

                Equity Value                                      12.76%            14.48%         12.82%           14.58%

                Intermediate Bond                                  8.19%             6.64%          4.25%            4.19%

                National Tax-Free                                  5.01%              N/A           3.73%            4.04%

                Oregon Tax-Free                                    7.09%             6.63%          3.60%            5.13%

                Prime Money Market Mutual                          5.31%              N/A            N/A             5.39%

                Treasury Money Market Mutual                       5.30%              N/A            N/A             5.26%

--------------------

(1) For periods prior to September 6, 1996, performance for each of the Funds reflects the performance of the predecessor portfolio's Institutional Class. Institutional Class shares have no sales charges.

(2) Each predecessor portfolio's Institutional Class shares commenced operations as follows: Arizona Tax-Free - March 2, 1992; National Tax-Free - January 15, 1993; Intermediate Bond and Oregon Tax-Free - June 1, 1988; Equity Value and Balanced - July 2, 1990; Prime Money Market Mutual and Treasury Money Market Mutual - August 11, 1995.

         1310
         CUMULATIVE TOTAL RETURN: Each Fund may advertise cumulative total return. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.


  Cumulative Total Return - For the Applicable Period Ended September 30, 1996

        Institutional Class Shares(1)                Inception(2)            Five Year             Three Year
        -----------------------------                ------------            ---------             ----------
        Arizona Tax-Free                                32.09%                  N/A                  12.10%

        Balanced                                        87.97%                 63.82%                25.38%

        Equity Value                                   111.86%                 96.66%                43.59%

        Intermediate Bond                               92.64%                 37.94%                13.31%

        National Tax-Free                               19.62%                  N/A                  11.61%

        Oregon Tax-Free                                 76.95%                 36.11%                11.18%

        Prime Money Market Mutual                        6.23%                   N/A                   N/A

        Treasury Money Market Mutual                     6.07%                   N/A                   N/A

--------------------

(1) For periods prior to September 6, 1996, performance for each of the Funds reflects the performance of the predecessor portfolio's Institutional Class. Institutional Class shares have no sales charges.

(2) Each predecessor portfolio's Institutional Class shares commenced operations as follows: Arizona Tax-Free - March 2, 1992; National Tax-Free - January 15, 1993; Intermediate Bond and Oregon Tax-Free - June 1, 1988; Equity Value and Balanced - July 2, 1990; Prime Money Market Mutual and Treasury Money Market Mutual - August 11, 1995.


         YIELD CALCULATIONS: The Funds may, from time to time, include their yields, tax-equivalent yields (if applicable) and average annual total returns in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Intermediate Bond Fund and the Tax-Free Funds is based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and is computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

         1311
                                               (6)
                           YIELD - 2[(a - b + 1)  -1]
                                      -----
                                       cd

         where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period. Quotations of tax-equivalent yield for a Tax-Free Fund are calculated according to the following formula:

                      TAX EQUIVALENT YIELD = (  E  ) +  t
                                              -----
                                               1 - p
                             E = Tax-exempt yield
                             p = stated income tax rate
                             t = taxable yield

         EFFECTIVE YIELD: Current yields for the Money Market Funds are based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return +1)365/7]-1.


Institutional Class Yield For The Applicable Period Ended September 30, 1996(1)

                                                                        Thirty-Day Tax-                          Seven-Day
                           Fund                    Thirty-Day Yield    Equivalent Yield2   Seven-Day Yield    Effective Yield
                           ----                   -----------------    -----------------   ---------------    ----------------
                Intermediate Bond                      6.15%                N/A               5.83%               N/A

                Arizona Tax-Free Fund                  4.88%               8.56%              4.92%               N/A

                Oregon Tax-Free Fund                   4.77%               8.68%              5.14%               N/A

                National Tax-Free Fund                 4.82%                N/A               4.54%               N/A

         1312

 Prime Money Market Mutual                                     5.33%               8.82%              5.29%              5.43%

 Treasury Money Market Mutual                                  5.09%               8.43%              5.10%              5.23%

---------------

(1) These figures reflect any reimbursed expenses throughout the period. The yield of the predecessor portfolios' Institutional Class shares through September 5, 1996 is also reflected.

(2) Based on a combined federal and state income tax rate of 45.94% and 42.98% for the Oregon Tax-Free Fund and the Arizona Tax-Free Fund, respectively, and a federal income tax rate of 28.00% for the Money Market Funds.

         Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In connection with communicating its yields or total return to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         From time to time and only to the extent the comparison is appropriate for a Fund or a class of shares, the Company may quote performance or price-earning ratios in advertising and other types of literature as compared with the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

         1313
         The performance of a Fund or a class of shares also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services that monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

         In addition, the Company also may use, in advertisements and other types of literature, information and statements showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or a class of shares or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or a class or current or potential value with respect to the particular industry or sector.

         The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Company may compare a Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments.

         1314
         From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

         The Company also may disclose in sales literature, the distribution rate on the shares of a Fund or a class of shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.


         The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories.


         The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

         The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

         1315
                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the prospectus section under "Purchase of Shares." Net asset value per share for a Fund or a class of shares of a non-money market Fund is determined by the Funds' Custodian on each day the Exchange is open for trading as of the close of regular trading on the Exchange, which is currently 1:00 p.m. Pacific time.

         Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of a Fund other than money market instruments maturing in 60 days or less are valued at latest quoted bid prices. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.

         Expenses and fees, including Advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of a Fund's shares.

         Net asset value per share for a Fund or a class of shares of a Money Market Fund is determined as of 12:00 noon and 1:00 p.m. Pacific time on each Business Day as described in the prospectus.

         The Money Market Funds' instruments are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of a Money Market Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its instruments. Thus, if the use of amortized cost by a Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values

         1316
and existing investors in a Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The valuation of each Money Market Funds' instruments, based upon their amortized cost and the concomitant maintenance by each Fund of a net asset value of $1.00, is permitted in accordance with Rule 2a-7 under the Act, pursuant to which a Money Market Fund must adhere to certain conditions. Each Money Market Fund must maintain a dollar- weighted average maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days (thirteen months) or less, and invest only in securities that are determined to present minimal credit risks pursuant to guidelines adopted by the Directors or the adviser under guidelines approved by the Directors. Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

         The Company's Board of Directors has established valuation procedures designed to stabilize, to the extent reasonably possible, each Money Market Fund's price per share as computed for the purpose of sales and redemptions. Such procedures include the determination, at such intervals as the Directors deem appropriate, of the extent to which each such Fund's NAV as calculated by using available market quotations deviates from $1.00 per share, such deviation may result in material dilution or other unfair results to existing shareholders or investors. In the event the Directors determine that such a material deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind or without monetary or other consideration; or establishing a net asset value per share by using available market quotations. It is the intention of the Money Market Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Institutional Class shares of the Non-Money Market Funds may be purchased on any day the Funds are open. The Funds are open for business each day the New York Stock Exchange

         1317
("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

         Institutional Class shares of the Money Market Funds may be purchased on any day the Funds are open for business, provided Wells Fargo Bank also is open for business (for Money Market Funds, a "Business Day"). Currently, Wells Fargo Bank is closed on New Year's Day, Presidents' Day, Martin Luther King's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (for Money Market Funds, each, a "Holiday"). When any Holiday falls on a weekend, the Funds are typically closed on the weekday immediately before or after such Holiday.

         Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

         The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

         In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

         The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the

         1318
Company's Board of Directors, Wells Fargo Bank is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest spread or commission available.

         Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for a Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

         Except in the case of equity securities purchased by the Balanced and Equity Value Funds, purchases and sales of securities usually are principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds also purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, ARMs and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

         The Arizona, National and Oregon Tax-Free Funds may purchase municipal obligations from underwriting syndicates of which Stephens, Wells Fargo Bank or their affiliates is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

         For the Balanced and Equity Value Funds, purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No Fund will deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the SEC or unless an exemption is otherwise available.

         1319
         In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Balanced and Equity Value Funds to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

         Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Funds. The Board of Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to a Fund's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies;

         1320
performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Funds by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Funds are not reduced because Wells Fargo Bank receives such services.

         Brokerage Commissions. During the fiscal periods ended September 30, 1996, September 30, 1995, May 31, 1995 and May 31, 1994, the predecessor portfolios of the Intermediate Bond Fund and the Arizona, National and Oregon Tax-Free Funds did not pay any brokerage commissions, because all of their portfolio transactions occurred in the over-the- counter market.

         Subject to the general supervision and approval of the Board of Directors, the adviser makes decisions with respect to and places orders for all purchases and sales of securities for the Prime and Treasury Money Market Mutual Funds. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.

         During the fiscal years ended September 30, 1996, 1995 and 1994, the predecessor portfolios of the Equity Value and Balanced Funds paid the following amounts in brokerage commissions:

                           Brokerage Commissions Paid

                                           Year Ended             Year Ended          Year Ended
FUND                                    Sept. 30, 1996(1)       Sept. 30, 1995       Sept. 30, 1994
------------------------------------------------------ -------------------------------------------
Equity Value Fund                          $575,504               $619,124             $247,218

Balanced Fund                              $254,191               $197,751             $104,835


-------------------------

(1) For the period begun September 6, and ended September 30, 1996, such commissions were paid by the Funds, not their predecessor portfolios.

         1321

         During the time periods stated above, no brokerage commissions were paid by the Funds to an affiliated broker.

         Securities of Regular Broker/Dealers. The Funds may from time to time purchase securities issued by their regular broker/dealers. As of September 30, 1996, the Funds owned securities of their "regular brokers or dealers" or their parents as defined in the Act, as follows:

                     Fund                                    Amount            Regular Broker/Dealer
                     ----                                   --------           ---------------------
 o     Arizona Tax-Free                                    $        -0-                   N/A
 o     Balanced                                            $    720,000        Goldman Sachs & Co.
 o     Equity Value                                        $  5,800,000        Goldman Sachs & Co.
 o     Intermediate Bond                                   $    984,000        Goldman Sachs & Co.
 o     National Tax-Free                                   $        -0-                   N/A
 o     Oregon Tax-Free                                     $        -0-                   N/A
 o     Prime Money Market Mutual                           $166,369,000        Goldman Sachs & Co.
 o     Treasury Money Market Mutual                        $225,975,000        Goldman Sachs & Co.
 o     Treasury Money Market Mutual                        $230,000,000        HSBC Securities
 o     Treasury Money Market Mutual                        $225,000,000        JP Morgan Securities
 o     Treasury Money Market Mutual                        $230,000,000        Morgan Stanley

          Furman Selz, the administrator to the predecessor portfolios, did not report in their N-SAR for the fiscal year ended September 30, 1995, that any of the Funds held securities of their regular broker/dealers or of their parents that derive more than 15% of gross revenues from securities-related activities.

         Portfolio Turnover Rate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.


                                 FUND EXPENSES

         Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the

         1322
expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                                     TAXES

         In General. The following information supplements and should be read in conjunction with Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus of the Funds describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

         The Company intends to qualify each Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

         1323
         A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

         Income and dividends received by each Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, each Fund does not expect to be eligible to make such an election.

         Corporate shareholders of a Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

         Federal Income Tax Rates. As of the printing of this SAI, the maximum individual marginal tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28.00%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

         Capital Gain Distributions. To the extent that each Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

         Other Distributions. With respect to the Money Market Funds, although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Money Market Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at

         1324
the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Money Market Fund's net income, on an annual basis, will equal the dividends declared during the year.

         Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         Taxation of Fund Investments. Gains or losses on sales of portfolio securities by a Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

         If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         1325
The requirement that a Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

         The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

         Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to- market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

         Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign

         1326
corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

         Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including redemptions in kind and proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

         Special Tax Considerations for the Tax-Free Funds. The Tax-Free Funds intend that at least 50% of the value of their total assets at the close of each quarter of their taxable years will consist of obligations the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by a Tax Free Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

         Not later than 60 days after the close of its taxable year, a Tax-Free Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Finally, interest on indebtedness incurred to purchase or carry shares of a Tax-Free Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

         In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT.

         1327
Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that a Tax-Free Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Free Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Free Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

         Shares of a Tax-Free Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from such Funds. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

         Other Matters. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Funds and Management."

                     The Funds are eight of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of seventeen other funds.

         Each Fund offers three classes of shares. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some

         1328
cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

         With respect to matters that affect one class of a Fund's shares but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote are voted separately by series unless otherwise required by the Act, in which case all shares are voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and are voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

         Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

         Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the prospectus, are fully paid and non-assessable by the Company.

         1329
         Set forth below the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of a Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997


                                          NAME AND              CLASS; TYPE         PERCENTAGE      PERCENTAGE
                       FUND                ADDRESS              OF OWNERSHIP         OF CLASS         OF FUND
                       ----                -------              ------------         --------         -------
                 ARIZONA TAX-       Virg. & Co.             Institutional Class       98.28%          69.70%
                   FREE FUND        Attn: MF Dept A88-4     [Record Holder]
                                    P.O. Box 9800
                                    Calabasas, CA  91372



                 BALANCED FUND      Hep & Co.               Institutional Class       44.65%          29.30%
                                    Attn: MF Dept. A88-4    Record Holder
                                    P.O. Box 9800
                                    MAC 9139-027
                                    Calabasas, CA  91372

                                    Dim & Co.               Institutional Class       6.40%             N/A
                                    Attn: MF Dept. A88-4    Record Holder
                                    P.O. Box 9800
                                    MAC 9139-027
                                    Calabasas, CA  91372

                                    First Interstate Bank   Institutional Class       39.14%          25.70%
                                    (Trustee)               Record Holder
                                    ChoiceMaster
                                    Attn: Mutual Funds
                                    A88-4
                                    P.O. Box 9800
                                    Calabasas, CA 91372


                 EQUITY VALUE       Virg. & Co.             Institutional Class       7.54%            6.90%
                   FUND             Attn: MF Dept A88-4     Record Holder
                                    P.O. Box 9800
                                    Calabasas, CA  91372

                                    Hep & Co.               Institutional Class       26.49%          24.10%
                                    Attn:  MF Dept A88-4    Record Holder
                                    P.O. Box 9800
                                    MAC 9139-027
                                    Calabasas, CA  91372

                                    Dim & Co.               Institutional Class       42.48%          38.70%
                                    Attn:  MF Dept A88-4    Record Holder
                                    P.O. Box 9800
                                    MAC 9139-027
                                    Calabasas, CA  91372

                                    First Interstate Bank   Institutional             17.91%          16.30%
                                    (Trustee)               Class
                                    ChoiceMaster            Record Holder
                                    Attn:  Mutual Funds
                                    A88-4
                                    P.O. Box 9800
                                    Calabasas, CA  91372

                 INTERMEDIATE       Virg. & Co.             Institutional             41.09%          39.00%
                 BOND FUND          Attn: MF Dept A88-4     Class Record Holder

         1330

                                    P.O. Box 9800
                                    Calabasas, CA  91372

                                    Hep & Co.                                         56.43%          53.50%
                                    Attn:  MF Dept A88-4    Institutional
                                    P.O. Box 9800           Class
                                    MAC 9139-027            Record Holder
                                    Calabasas, CA  91372


                 NATIONAL TAX-      Virg. & Co.             Institutional Class       65.08%          40.00%
                   FREE FUND        Attn: MF Dept A88-4     Record Holder
                                    P.O. Box 9800
                                    Calabasas, CA  91372

                                    Hep & Co.               Institutional Class       34.92%          21.50%
                                    Attn:  MF Dept A88-4    Benefically Owned
                                    P.O. Box 9800
                                    MAC 9139-027
                                    Calabasas, CA  91372


                 OREGON TAX         Dim & Co.               Institutional Class       6.50%             N/A
                  -FREE FUND        Attn:  MF Dept. A88-4   Benefically Owned
                                    P.O. Box 9800
                                    Calabasas, CA  91372

                                    Virg. & Co.             Institutional Class       72.30%          14.10%
                                    Attn: MF Dept A88-4     Benefically Owned
                                    P.O. Box 9800
                                    Calabasas, CA  91372

                                    Hep & Co.               Institutional Class       21.20%            N/A
                                    Attn:  MF Dept A88-4    Record Holder
                                    P.O. Box 9800
                                    MAC 9139-027
                                    Calabasas, CA  91372


                 PRIME              Virg. & Co.             Institutional Class       81.84%          25.90%
                 MONEY MARKET       Attn:  MF Dept A88-4    Record Holder
                   MUTUAL FUND      P.O. Box 9800
                                    Calabasas, CA  91372


                 TREASURY           The Peterson Liv Tr     Institutional Class       21.37%           6.50%
                 MONEY MARKET       640 Wilshire Blvd.,     Record Holder
                  MUTUAL FUND       12th Fl.
                                    Los Angeles, CA
                                    90048                   Institutional Class       10.19%            N/A
                                                            Record Holder
                                    First Interstate Bank
                                    of Oregon, N.A.
                                    Attn:  Investment
                                    Sweep
                                    1300 S.W. Fifth         Institutional Class       62.40%          19.00%
                                    Avenue                  Record Holder
                                    Portland, OR  97201-
                                    5688

                                    Virg. & Co.
                                    Attn:  MF Dept. A88-4
                                    P.O. Box 9800
                                    Calabasas, CA  91372-
                                    0800


         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a fund is presumed to "control" such fund. Accordingly, to the extent that a shareholder identified in the foregoing table is defined as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of

         1331
record of more that 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                               OTHER INFORMATION

         This Registration Statement, including the prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a prospectus or the SAI as to the contents of any contract or other document referred to herein or in the prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP serves as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

         The portfolio of investments, audited financial statements and independent auditors' report for the fiscal year ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on December 9, 1996. The Company's Annual Reports may be obtained by calling 1-800-222-8222. The portfolio of investments, audited financial statements and independent auditors' report are attached to all SAIs delivered to current or prospective shareholders.

         1332

                                  SAI APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

         Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers:
1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

         S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

         Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

         1333
         S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.


Corporate and Municipal Commercial Paper

         Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

         S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

         1334
                             STAGECOACH FUNDS, INC.
                    SEC REGISTRATION NOS. 33-42927; 811-6419

                                     PART C

                               OTHER INFORMATION



Item 24.     Financial Statements and Exhibits

       (a)   Financial Statements:

             The portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended September 30, 1996 for the Aggressive Growth, Arizona Tax-Free, Asset Allocation, Balanced, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, Corporate Stock, Diversified Income, Equity Value, Ginnie Mae, Government Money Market Mutual, Growth and Income, Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Treasury Money Market Mutual and U.S. Government Allocation Funds are hereby incorporated by reference to the Company's Annual Reports, as filed with the SEC on December 9, 1996

             The portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended September 30, 1996 for the Asset Allocation, Capital Appreciation, Corporate Stock, Small Cap, Tax-Free Money Market and U.S. Government Allocation Master Portfolios of Master Investment Trust are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on December 9, 1996.


       (b)   Exhibits:

      Exhibit
      Number                                           Description


       1                     -  Amended and Restated Articles of Incorporation
                                dated November 22, 1995, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29,
                                1995.

       2                     -  By-Laws, incorporated by reference to the
                                Initial Registration Statement, filed September
                                30, 1991.

       3                     -  Not Applicable

       4                     -  Not Applicable

       5(a)(i)               -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Asset Allocation Fund,
                                incorporated by reference to  Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       5(a)(ii)              -  Sub-Advisory Contract with BZW Barclays Global
                                Fund Advisors on behalf of the Asset Allocation
                                Fund, incorporated by reference to
                                Post-Effective Amendment No. 21 to the
                                Registration Statement, filed February 29,
                                1996.

         1335
       5(b)(i)               -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the U.S. Government Allocation
                                Fund, incorporated by reference to
                                Post-Effective Amendment No. 2 to the
                                Registration Statement, filed April 17, 1992.

       5(b)(ii)              -  Sub-Advisory Contract with BZW Barclays Global
                                Fund Advisors on behalf of the U.S.  Government
                                Allocation Fund, incorporated by reference to Post-Effective Amendment No. 21 to the
                                Registration Statement, filed February 29,
                                1996.

       5(c)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the California Tax-Free Money
                                Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the
                                Registration Statement, filed April 17, 1992.

       5(d)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       5(e)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17,
                                1992.

       5(f)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Growth and Income Fund, incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       5(g)(i)               -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Corporate Stock Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       5(g)(ii)              -  Sub-Advisory Contract with BZW Barclays Global
                                Fund Advisors on behalf of the Corporate Stock
                                Fund, incorporated by reference to
                                Post-Effective Amendment No. 21 to the
                                Registration Statement, filed February 29,
                                1996.

       5(h)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective
                                Amendment No. 3 to the Registration Statement, filed May 1, 1992.

       5(i)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the California Tax-Free Income
                                Fund, incorporated by reference to
                                Post-Effective Amendment No. 4 to the
                                Registration Statement, filed September 10,
                                1992.

       5(j)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Diversified Income Fund, incorporated by reference to Post-Effective
                                Amendment No. 17 to the Registration Statement, filed November 29, 1995.


       5(k)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Arizona Tax-Free Fund, filed herewith.

       5(l)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Balanced Fund, filed herewith.

       5(m)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Equity Value Fund, filed herewith.

         1336

       5(n)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Government Money Market Mutual
                                Fund, filed herewith.

       5(o)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Intermediate Bond Fund, filed herewith.

       5(p)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Money Market Trust Fund, filed herewith.

       5(q)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the National Tax-Free Fund, filed herewith.

       5(r)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Oregon Tax-Free Fund, filed herewith.

       5(s)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Prime Money Market Mutual
                                Fund, filed herewith.

       5(t)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Treasury Money Market Mutual
                                Fund, filed herewith.


       5(u)                  -  Form of Advisory Contract with Wells Fargo
                                Bank, N.A. on behalf of the California Tax-
                                Free Money Market Trust, incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement, filed December 3,
                                1996.

       6(a)                  -  Amended Distribution Agreement with Stephens
                                Inc., incorporated by reference to Post-
                                Effective Amendment No. 15 to the Registration
                                Statement, filed May 1, 1995.

       6(b)                  -  Selling Agreement with Wells Fargo Bank, N.A.
                                on behalf of the Funds, incorporated by
                                reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17,
                                1992.

       7                     -  Not Applicable

       8(a)                  -  Custody Agreement with Wells Fargo
                                Institutional Trust Company, N.A. on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17,
                                1992.

       8(b)                  -  Custody Agreement with Wells Fargo
                                Institutional Trust Company, N.A. on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       8(c)                  -  Custody Agreement with Wells Fargo
                                Institutional Trust Company, N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17,
                                1992.

       8(d)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the California Tax-Free Money
                                Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the
                                Registration Statement, filed April 17, 1992.

         1337
       8(e)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       8(f)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the Growth and Income Fund, incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       8(g)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17,
                                1992.

       8(h)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the Money Market Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 3 to the Registration Statement, filed May 1, 1992.

       8(i)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the California Tax-Free Income
                                Fund, incorporated by reference to
                                Post-Effective Amendment No. 17 to the
                                Registration Statement, filed November 29,
                                1995.

       8(j)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the Diversified Income Fund, incorporated by reference to Post-Effective
                                Amendment No. 17 to the Registration Statement, filed November 29, 1995.

       8(k)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the Short-Intermediate U.S.
                                Government Income Fund, incorporated by
                                reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10,
                                1994.

       8(l)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the National Tax-Free Money Market
                                Mutual Fund, incorporated by reference to Post-Effective Amendment No. 24 to the
                                Registration Statement, filed April 29, 1996.

       8(m)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the Aggressive Growth Fund, incorporated by reference to Post-Effective
                                Amendment No. 20 to the Registration Statement, filed February 28, 1996.

       8(n)                  -  Form of Custody Agreement with Wells Fargo Bank
                                on behalf of the Arizona Tax-Free, Balanced, Equity Value, Government Money Market Mutual,
                                Intermediate Bond, Money Market Trust, National
                                Tax-Free, Oregon Tax-Free, Prime Money Market
                                Mutual and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective
                                Amendment No. 25 to the Registration Statement, filed June 17, 1996.

       9(a)(i)               -  Administration Agreement with Stephens Inc. on
                                behalf of the Asset Allocation Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       9(a)(ii)              -  Administration Agreement with Stephens Inc. on
                                behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

         1338
       9(a)(iii)             -  Administration Agreement with Stephens Inc. on
                                behalf of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       9(a)(iv)              -  Administration Agreement with Stephens Inc. on
                                behalf of the California Tax-Free Money Market
                                Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the
                                Registration Statement, filed April 17, 1992.

       9(a)(v)               -  Administration Agreement with Stephens Inc. on
                                behalf of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17,
                                1992.

       9(a)(vi)              -  Administration Agreement with Stephens Inc. on
                                behalf of the Growth and Income Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       9(a)(vii)             -  Administration Agreement with Stephens Inc. on
                                behalf of the Corporate Stock Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       9(a)(viii)            -  Administration Agreement with Stephens Inc. on
                                behalf of the Money Market Mutual Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 3 to the Registration Statement, filed May 1, 1992.

       9(a)(ix)              -  Administration Agreement with Stephens Inc. on
                                behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective
                                Amendment No. 4 to the Registration Statement, filed September 10, 1992.

       9(a)(x)               -  Administration Agreement with Stephens Inc. on
                                behalf of the Diversified Income Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 4 to the Registration Statement, filed September 10, 1992.

       9(a)(xi)              -  Administration Agreement with Stephens Inc. on
                                behalf of the Short-Intermediate U.S.
                                Government Income Fund, incorporated by
                                reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10,
                                1994.

       9(a)(xii)             -  Administration Agreement with Stephens Inc. on
                                behalf of the National Tax-Free Money Market
                                Mutual Fund, incorporated by reference to Post-Effective Amendment No. 19 to the
                                Registration Statement, filed December 18,
                                1995.

       9(a)(xiii)            -  Administration Agreement with Stephens Inc. on
                                behalf of the Aggressive Growth Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 19 to the Registration Statement, filed December 18, 1995.


       9(a)(xiv)             -  Administration Agreement with Stephens Inc. on
                                behalf of the Arizona Tax-Free, Balanced, California Tax-Free Money Market Trust, Equity
                                Value, Government Money Market Mutual,
                                Intermediate Bond, Money Market Trust, National
                                Tax-Free, Oregon Tax-Free, Prime Money Market
                                Mutual and Treasury Money Market Mutual Funds, filed herewith.


       9(b)(i)               -  Agency Agreement with Wells Fargo Bank, N.A. on
                                behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 2 to the
                                Registration Statement, filed April 17, 1992.

         1339
       9(b)(ii)              -  Agency Agreement with Wells Fargo Bank, N.A. on
                                behalf of the National Tax-Free Money Market
                                Mutual Fund, incorporated by reference to Post-Effective Amendment No. 24 to the
                                Registration Statement, filed April 29, 1996.

       9(b)(iii)             -  Form of Agency Agreement with Wells Fargo Bank,
                                N.A. on behalf of the Aggressive Growth Fund, incorporated by reference to Post-Effective
                                Amendment No. 19 to the Registration Statement, filed December 18, 1995.

       9(b)(iv)              -  Form of Amended Agency Agreement with Wells
                                Fargo Bank, NA on behalf of the Arizona Tax-
                                Free, Balanced, Equity Value, Government Money
                                Market Mutual, Intermediate Bond, Money Market
                                Trust, National Tax-Free, Oregon Tax-Free,
                                Prime Money Market Mutual and Treasury Money
                                Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 25 to the
                                Registration Statement, filed June 17, 1996.

       9(c)(i)               -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the California
                                Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17,
                                1992.

       9(c)(ii)              -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Corporate
                                Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the
                                Registration Statement, filed April 17, 1992.

       9(c)(iii)             -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Money Market
                                Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the
                                Registration Statement, filed May 1, 1992.

       9(c)(iv)              -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the California
                                Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the
                                Registration Statement, filed November 29,
                                1995.

       9(c)(v)               -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Short-
                                Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective
                                Amendment No. 8 to the Registration Statement, filed February 10, 1994.

       9(c)(vi)              -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the National
                                Tax-Free Money Market Mutual Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 24 to the Registration Statement, filed April 29, 1996.

       9(c)(vii)             -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Class B
                                Shares of the Asset Allocation Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(viii)            -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Class B
                                Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(ix)              -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Class B
                                Shares of the Diversified Income Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

         1340
       9(c)(x)               -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Class B
                                Shares of the Ginnie Mae Fund, incorporated by
                                reference to Post-Effective Amendment No.  15
                                to the Registration Statement, filed May 1,
                                1995.

       9(c)(xi)              -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Class B
                                Shares of the Growth and Income Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(xii)             -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Class B
                                Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(xiii)            -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Class B
                                Shares of the Aggressive Growth Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 20 to the Registration Statement, filed February 28, 1996.

       9(c)(xiv)             -  Amended Shareholder Servicing Agreement with
                                Wells Fargo Bank, N.A. on behalf of the Class A
                                Shares of the Asset Allocation Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(xv)              -  Amended Shareholder Servicing Agreement with
                                Wells Fargo Bank, N.A. on behalf of the Class A
                                Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(xvi)             -  Amended Shareholder Servicing Agreement with
                                Wells Fargo Bank, N.A. on behalf of the Class A
                                Shares of the Diversified Income Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(xvii)            -  Amended Shareholder Servicing Agreement with
                                Wells Fargo Bank, N.A. on behalf of the Class A
                                Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(xviii)           -  Amended Shareholder Servicing Agreement with
                                Wells Fargo Bank, N.A. on behalf of the Class A
                                Shares of the Growth and Income Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(xix)             -  Amended Shareholder Servicing Agreement with
                                Wells Fargo Bank, N.A. on behalf of the Class A
                                Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(xx)              -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Class A
                                Shares of the Aggressive Growth Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 20 to the Registration Statement, filed February 28, 1996.

         1341
       9(d)(i)               -  Servicing Plan on behalf of the National
                                Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November
                                29, 1995.

       9(d)(ii)              -  Servicing Plan on behalf of the Class B Shares
                                of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(d)(iii)             -  Servicing Plan on behalf of the Class B Shares
                                of the California Tax-Free Bond Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(d)(iv)              -  Servicing Plan on behalf of the Class B Shares
                                of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(d)(v)               -  Servicing Plan on behalf of the Class B Shares
                                of the Ginnie Mae Fund, incorporated by
                                reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(d)(vi)              -  Servicing Plan on behalf of the Class B Shares
                                of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(d)(vii)             -  Servicing Plan on behalf of the Class B Shares
                                of the U.S. Government Allocation Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(d)(viii)            -  Servicing Plan on behalf of the Class A Shares
                                of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18,
                                1995.

       9(d)(ix)              -  Servicing Plan on behalf of the Class B Shares
                                of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18,
                                1995.

       9(d)(x)               -  Servicing Plan and Form of Shareholder
                                Servicing Agreement on behalf of the Class A
                                Shares of the Arizona Tax-Free, Balanced,
                                Equity Value, Government Money Market Mutual,
                                Intermediate Bond, National Tax-Free, Oregon
                                Tax-Free, Prime Money Market Mutual and
                                Treasury Money Market Mutual Funds,
                                incorporated by reference to Post-Effective
                                Amendment No. 25 to the Registration Statement, filed June 17, 1996.

       9(d)(xi)              -  Servicing Plan and Form of Shareholder
                                Servicing Agreement on behalf of the Class B
                                Shares of the Arizona Tax-Free, Balanced,
                                Equity Value, Intermediate Bond, National Tax-
                                Free and Oregon Tax-Free Funds, incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement, filed June 17,
                                1996.

       9(d)(xii)             -  Servicing Plan and Form of Shareholder
                                Servicing Agreement on behalf of the
                                Institutional Class Shares of the Arizona
                                Tax-Free, Balanced, California Tax-Free Bond,
                                California Tax-Free Income, Equity Value,
                                Ginnie Mae, Growth and Income, Intermediate
                                Bond, Money Market Mutual, National Tax-Free,
                                Oregon

         1342
                                Tax-Free, Prime Money Market Mutual,
                                Short-Intermediate Government and Treasury
                                Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement, filed June 17, 1996.

       9(d)(xiii)            -  Servicing Plan and Form of Shareholder
                                Servicing Agreement on behalf of the Service
                                Class Shares of the Prime Money Market Mutual and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective
                                Amendment No. 25 to the Registration Statement, filed June 17, 1996.

       9(d)(xiv)             -  Servicing Plan and Form of Shareholder
                                Servicing Agreement on behalf of the Money
                                Market Trust and California Tax-Free Money
                                Market Trust, incorporated by reference to Post-Effective Amendment No. 28 to the
                                Registration Statement, filed December 3, 1996.

       9(d)(xv)              -  Servicing Plan and Form of Shareholder
                                Servicing Agreement on behalf of the Class E
                                Shares of the Treasury Money Market Mutual
                                Fund, incorporated by reference to Post-
                                Effective Amendment No. 19 to the Registration
                                Statement, filed January 23, 1997.

       9(e)                  -  Cross Indemnification Agreement, incorporated
                                by reference to Post-Effective Amendment No. 11 to the Registration Statement of Stagecoach
                                Inc., filed July 27, 1994.

       10                    -  Opinion and Consent of Counsel, filed herewith.


       11                    -  Auditors Consent - KPMG Peat Marwick, filed
                                herewith.

       12                    -  Not Applicable


       13                    -  Investment letter, incorporated by reference to
                                Item 24(b) of Pre-Effective Amendment No. 1 to the Registration Statement, filed November 29,
                                1991.

       14                    -  Not Applicable

       15(a)(i)              -  Distribution Plan on behalf of the California
                                Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17,
                                1992.

       15(a)(ii)             -  Distribution Plan on behalf of the Corporate
                                Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the
                                Registration Statement, filed April 17, 1992.

       15(a)(iii)            -  Distribution Plan on behalf of the Money Market
                                Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the
                                Registration Statement, filed May 1, 1992.

       15(a)(iv)             -  Distribution Plan on behalf of the California
                                Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 4 to the
                                Registration Statement, filed September 10,
                                1992.

       15(a)(v)              -  Distribution Plan on behalf of the
                                Short-Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective
                                Amendment No. 8 to the Registration Statement, filed February 10, 1994.

         1343
       15(a)(vi)             -  Distribution Plan on behalf of the National
                                Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November
                                29, 1995.

       15(a)(vii)            -  Distribution Plan on behalf of the California
                                Tax-Free Money Market Trust, incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement, filed December 3,
                                1996.

       15(b)(i)              -  Distribution Plan on behalf of the Class B
                                Shares of the Asset Allocation Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       15(b)(ii)             -  Distribution Plan on behalf of the Class B
                                Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       15(b)(iii)            -  Distribution Plan on behalf of the Class B
                                Shares of the Diversified Income Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       15(b)(iv)             -  Distribution Plan on behalf of the Class B
                                Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       15(b)(v)              -  Distribution Plan on behalf of the Class B
                                Shares of the Growth and Income Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       15(b)(vi)             -  Distribution Plan on behalf of the Class B
                                Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       15(b)(vii)            -  Distribution Plan on behalf of the Class B
                                Shares of the Aggressive Growth Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 19 to the Registration Statement, filed December 18, 1995.

       15(b)(viii)           -  Distribution Plan on behalf of the Class B
                                Shares of the Arizona Tax-Free, Balanced,
                                Equity Value, Intermediate Bond, National
                                Tax-Free and Oregon Tax-Free Funds,
                                incorporated by reference to Post-Effective
                                Amendment No. 25 to the Registration Statement, filed June 17, 1996.

       15(c)(i)              -  Amended Distribution Plan on behalf of the
                                Class A Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       15(c)(ii)             -  Amended Distribution Plan on behalf of the
                                Class A Shares of the California Tax-Free Bond
                                Fund, incorporated by reference to
                                Post-Effective Amendment No. 15 to the
                                Registration Statement, filed May 1, 1995.

       15(c)(iii)            -  Amended Distribution Plan on behalf of the
                                Class A Shares of the Diversified Income Fund, incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

         1344
       15(c)(iv)             -  Amended Distribution Plan on behalf of the
                                Class A Shares of the Ginnie Mae Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       15(c)(v)              -  Amended Distribution Plan on behalf of the
                                Class A Shares of the Growth and Income Fund, incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       15(c)(vi)             -  Amended Distribution Plan on behalf of the
                                Class A Shares of the U.S. Government
                                Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the
                                Registration Statement, filed May 1, 1995.

       15(c)(vii)            -  Distribution Plan on behalf of the Class A
                                Shares of the Aggressive Growth Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 19 to the Registration Statement, filed December 18, 1995.

       15(c)(viii)           -  Distribution Plan on behalf of the Class A
                                Shares of the Arizona Tax-Free, Balanced,
                                Equity Value, Government Money Market Mutual,
                                Intermediate Bond, National Tax-Free and Oregon
                                Tax-Free Funds, incorporated by reference to Post-Effective Amendment No. 25 to the
                                Registration Statement, filed June 17, 1996.

       15(d)                 -  Distribution Plan on behalf of the Class E
                                Shares of the Treasury Money Market Mutual
                                Fund, incorporated by reference to
                                Post-Effective Amendment No. 29, filed January
                                23, 1997.

       16(a)                 -  Schedules for Computation of Performance Data,
                                incorporated by reference to Post-Effective
                                Amendment No. 2, filed April 17, 1992.

       16(b)                 -  Schedules for Computation of Performance Data,
                                incorporated by reference to Post-Effective
                                Amendment No. 15, filed May 1, 1995.

       17                    -  Powers of Attorney, incorporated by reference
                                to Initial Registration Statement, filed
                                September 30, 1991.

       18                    -  Rule 18f-3 Multi-Class Plan, filed herewith.

       27                    -  Financial Data Schedules for the Aggressive
                                Growth, Arizona Tax-Free, Asset Allocation,
                                Balanced, California Tax-Free Bond, California
                                Tax-Free Income, California Tax-Free Money
                                Market Mutual, Corporate Stock, Diversified
                                Income, Equity Value, Ginnie Mae, Government
                                Money Market Mutual, Growth and Income,
                                Intermediate Bond, Money Market Mutual, Money
                                Market Trust, National Tax-Free, National
                                Tax-Free Money Market Mutual, Oregon Tax-Free,
                                Prime Money Market Mutual, Short-Intermediate
                                U.S. Government Income, Small Cap, Treasury
                                Money Market Mutual and U.S. Government
                                Allocation Funds, incorporated by reference to the Form N-SAR, as filed with the SEC on December 9, 1996.


Item 25.      Persons Controlled by or under Common Control with Registrant

              As of January 3, 1997, the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds each owned approximately 99% of the outstanding beneficial interests of the Asset Allocation, Corporate Stock and U.S. Government Allocation Master Portfolios, respectively, of Master Investment Trust ("MIT"). As of January 3, 1997, the Aggressive Growth, National Tax-Free Money Market Mutual and Small Cap Funds owned approximately 22%, 16% and 87% of the outstanding beneficial interests of the Capital Appreciation, Tax-Free Money Market and Small Cap Master Portfolios, respectively, of MIT. As such, each Fund could be considered a "controlling person" (as such term is defined in the 1940 Act) of the corresponding Master Portfolio.

         1345

Item 26.      Number of Holders of Securities

              As of December 1, 1996, the number of record holders of each class of Securities of the Registrant was as follows:

                       Title of Class                                            Number of Record Holders
                       --------------                                            ------------------------

                                                                 Class A*              Class B        Institutional Class
                                                                 -------               -------        -------------------
Aggressive Growth Fund                                             1,115                1,435                 N/A

Arizona Tax-Free Fund                                               335                   2                    9

Asset Allocation Fund                                             21,467                3,977                 N/A

Balanced Fund                                                      2,054                  5                   290

California Tax-Free Bond Fund                                     11,732                1,107                  71

California Tax-Free Income Fund                                    4,342                 N/A                   8

California Tax-Free Money Market Mutual Fund                      17,235                 N/A                  N/A

Corporate Stock Fund                                               1,068                 N/A                  N/A

Diversified Income Fund                                           11,962                1,386                 N/A

Equity Value Fund                                                  1,437                  13                  297

Ginnie Mae Fund                                                    7,722                 722                  190

Government Money Market Mutual Fund                                 240                  N/A                  N/A

Growth and Income Fund                                            12,793                1,258                  40


Intermediate Bond Fund                                              247                   4                    13

Money Market Mutual Fund                                          17,752                 2**                   11

Money Market Trust                                                  12                   N/A                  N/A

National Tax-Free Fund                                              176                   1                    9

National Tax-Free Money Market                                      11                   N/A                  N/A
          Mutual Fund

Oregon Tax-Free Fund                                                978                   3                    6


* For purposes of this chart, shares of single class Funds are included under the designation "Class A"
** Designates the number of Class S recordholders.

         1346

                                 Title of Class                                          Number of Record Holders
                                 --------------                                          ------------------------

                                                                 Class A*              Class B        Institutional Class
                                                                 -------               -------        -------------------
Prime Money Market Mutual                                           518                  7***                  49

Short-Intermediate U.S. Government                                 6,686                 N/A                  146
          Income Fund

Small Cap Fund                                                      49                    43                   6

Treasury Money Market Mutual Fund                                   125                  7***                 418

U.S. Government Allocation Fund                                    8,620                 267                  N/A

*** Designates the number of Service Class recordholders.




Item 27.      Indemnification

              The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:

              (h) The Corporation shall indemnify (1) its Directors and Officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

              (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the

         1347
      Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.


Item 28.      Business and Other Connections of Investment Adviser.

              Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, currently serves as investment adviser to several of the Registrant's investment portfolios and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

              To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.

Name and Position             Principal Business(es) and Address(es)
at Wells Fargo Bank           During at Least the Last Two Fiscal Years
-------------------           ------------------------------------------

H. Jesse Arnelle              Senior Partner of Arnelle & Hastie
Director                      455 Market Street
                              San Francisco, CA 94105

                              Director of FPL Group, Inc.
                              700 Universe Blvd.
                              P.O. Box 14000
                              North Palm Beach, FL 33408


William R. Breuner            General Partner in Breuner Associates, Breuner
Director                      Properties and Breuner-Pavarnick Real Estate
                              Developers.  Retired Chairman of the Board of
                              Directors of John Breuner Co.
                              2300 Clayton Road, Suite 1570
                              Concord, CA 94520

                              Vice Chairman of the California State Railroad Museum Foundation.
                              111  I  Street
                              Old Sacramento, CA 95814

         1348
Name and Position             Principal Business(es) and Address(es)
at Wells Fargo Bank           During at Least the Last Two Fiscal Years
-------------------           ------------------------------------------

William S. Davila             President and Director of The Vons Companies, Inc.
Director                      618 Michillinda Avenue
                              Arcadia, CA  91007

                              Officer of Western Association of Food Chains 825 Colorado Blvd. #203
                              Los Angeles, CA 90041

Rayburn S. Dezember           Director of CalMat Co.
Director                      3200 San Fernando Road
                              Los Angeles, CA  90065

                              Director of Tejon Ranch Co.
                              P.O. Box 1000
                              Lebec, CA  93243

                              Director of Turner Casting Corp.
                              P.O. Box 1099
                              Cudahy, CA 90201

                              Director of The Bakersfield Californian
                              P.O. Box 440
                              1707  I  Street
                              Bakersfield, CA 93302

                              Director of Kern County Economic Development Corp. P.O. Box 1229
                              2700 M Street, Suite 225
                              Bakersfield, CA 93301

                              Chairman of the Board of Trustees of
                              Whittier College
                              13406 East Philadelphia Avenue
                              P.O. Box 634
                              Whittier, CA 90608


Paul Hazen                    Chairman of the Board of Directors of
Chairman of the               Wells Fargo & Company
Board of Directors            420 Montgomery Street
                              San Francisco, CA  94105

                              Director of Pacific Telesis Group
                              130 Kearny Street
                              San Francisco, CA  94108

                              Director of Phelps Dodge Corp.
                              2600 North Central Avenue
                              Phoenix, AZ 85004

                              Director of Safeway Inc.
                              Fourth and Jackson Streets
                              Oakland, CA  94660

         1349
Name and Position             Principal Business(es) and Address(es)
at Wells Fargo Bank           During at Least the Last Two Fiscal Years
-------------------           ------------------------------------------

Robert K. Jaedicke            Accounting Professor and Dean Emeritus of
Director                      Graduate School of Business, Stanford University
                              MBA Admissions Office
                              Stanford, CA  94305

                              Director of Homestake Mining Co.
                              650 California Street
                              San Francisco, CA 94108

                              Director of California Water Service Company
                              1720 North First Street
                              San Jose, CA 95112

                              Director of Boise Cascade Corp.
                              1111 West Jefferson Street
                              P.O. Box 50
                              Boise, ID  83728

                              Director of Enron Corp.
                              1400 Smith Street
                              Houston, TX  77002

                              Director of GenCorp, Inc.
                              175 Ghent Road
                              Fairlawn, OH  44333


Paul A. Miller                Chairman of Executive Committee and Director of
Director                      Pacific Enterprises
                              633 West Fifth Street
                              Los Angeles, CA  90071

                              Trustee of Mutual Life Insurance Company of New
                              York
                              1740 Broadway New York, NY 10019
                              Director of Newhall Management Corporation
                              23823 Valencia Blvd.
                              Valencia, CA 91355

                              Trustee of University of Southern California
                              University Park  TGF 200
                              665 Exposition Blvd.
                              Los Angeles, CA 90089

Ellen M. Newman               President of Ellen Newman Associates
Director                      323 Geary Street,  Suite 507
                              San Francisco, CA 94102

                              Chair of Board of Trustees of University of California at San Francisco Foundation
                              250 Executive Park Blvd., Suite 2000
                              San Francisco, CA 94143

                              Director of American Conservatory Theater
                              30 Grant Avenue
                              San Francisco, CA 94108

                              Director of California Chamber of Commerce
                              1201 K Street, 12th Floor
                              Sacramento, CA 95814

         1350
Philip J. Quigley             Chairman, Chief Executive Officer and
Director                      Director of Pacific Telesis Group
                              130 Kearney Street, Rm. 3700
                              San Francisco, CA 94108

                              Director of Varian Associates
                              3050 Hansen Way
                              P.O. Box 10800
                              Palo Alto, CA 94303


Carl E. Reichardt             Chairman and Chief Executive Officer of the
Director                      Board of Directors of Wells Fargo & Company
                              420 Montgomery Street
                              San Francisco, CA 94105

                              Director of Ford Motor Company
                              The American Road
                              Dearborn, MI  48121

                              Director of Hospital Corporation of America,
                              HCA-Hospital Corp. of America
                              One Park Plaza
                              Nashville, TN  37203

                              Director of Pacific Gas and Electric Company
                              77 Beale Street
                              San Francisco, CA 94105

                              Director of Newhall Management Corporation
                              23823 Valencia Blvd.
                              Valencia, CA 91355

Donald B. Rice                President, Chief Operating Officer and Director of
Director                      Teledyne, Inc.
                              2049 Century Park East
                              Los Angeles, CA  90067

                              Director of Vulcan Materials Company
                              One Metroplex Drive
                              Birmingham, AL  35209

                              Retired Secretary of the Air Force

Susan G. Swenson              President and Chief Executive Officer of Cellular
Director                      One
                              651 Gateway Blvd.
                              San Francisco, CA 94080

         1351
Name and Position             Principal Business(es) and Address(es)
at Wells Fargo Bank           During at Least the Last Two Fiscal Years
-------------------           ------------------------------------------

Chang-Lin Tien                Chancellor of University of California at Berkeley
Director                      UC at Berkeley
                              Berkeley, CA 94720

John A. Young                 President, Director and Chief Executive Officer of
Director                      Hewlett-Packard Company
                              3000 Hanover Street
                              Palo Alto, CA  94304

                              Director of Chevron Corporation
                              225 Bush Street
                              San Francisco, CA  94104


William F. Zuendt             Director of 3Com Corp.
President                     5400 Bayfront Plaza
                              P.O. Box 58145
                              Santa Clara, CA  95052

                              Director of MasterCard International
                              888 Seventh Avenue
                              New York, NY 10106

                              Trustee of Golden Gate University
                              536 Mission Street
                              San Francisco, CA 94163


             Prior to May 1, 1996, Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), served as the sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and to certain other open-end management investment companies. As of May 1, 1996, BGFA no longer served as sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds. As of this date, BGFA served as sub-adviser to the corresponding Asset Allocation, U.S. Government Allocation and Corporate Stock Master Portfolios of Master Investment Trust, in which such funds invest substantially all of their assets.

             The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the Registrant, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. With the exception of Irving Cohen, each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         1352
Name and Position                     Principal Business(es) During at
at BGFA                               Least the Last Two Fiscal Years
---------------------                 --------------------------------

Frederick L.A. Grauer               Chairman and Director of WFNIA and WFITC
Chairman, Director                  45 Fremont Street, San Francisco, CA 94105

Donald L. Luskin                    Chief Executive Officer of WFNIA's Defined
Vice Chairman & Director            Contribution Group 45 Fremont Street,
                                    San Francisco, CA 94105

Irving Cohen                        Chief Financial Officer and Chief Operating
Director                            Officer of Barclays Bank
                                    PLC, New York Branch and Chief Operating
                                    Officer of Barclays Group, Inc.
                                    (USA); previously, Chief Financial Officer of Barclays de Zoete Wedd Securities Inc.
                                    (1994) 222 Broadway, New York, NY 10038

Andrea M. Zolberti                  Chief Financial Officer of WFNIA and WFITC
Chief Financial Officer             45 Fremont Street, San Francisco, CA 94105

Vincent J. Bencivenga               Previously Vice President at State Street
Chief Fiduciary Officer             Bank & Trust Company
                                    One Financial Center, Boston, MA 02111


              Prior to January 1, 1996 Wells Fargo Nikko Investment Advisors ("WFNIA") served as sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "The Funds and Management" in the Prospectus and "Management" in the Statement of Additional Information of such Funds. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, File No. 801-36479, incorporated herein by reference.


Item 29.      Principal Underwriters.

              (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Overland Express Funds, Inc., MasterWorks Funds, Inc. (formerly, Stagecoach Inc.) Stagecoach Trust; Nations Funds, Inc., Nations Fund Portfolio, Inc. and Nations Institutional Reserves, and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Life & Annuity Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., and Nations Government Income Term Trust 2004, Inc., and Managed Balanced Target Maturity Fund, Inc., which are closed-end management investment companies and Nations Fund Trust, Nations Funds, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly, The Capitol Mutual Funds), which are open-end management investment companies.

         1353
      (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file No. 501-15510).

              (c)   Not Applicable.

Item 30.      Location of Accounts and Records.

             (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

             (b) Wells Fargo Bank maintains all Records relating to its services as investment adviser, administrator and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

             (c) WFNIA and Wells Fargo Institutional Trust Company, N.A. maintain all Records relating to their services as sub-adviser and custodian, respectively, for the period prior to January 1, 1996, at 45 Fremont Street, San Francisco, California 94105.

             (d) BGFA and BGI maintain all Records relating to their services as sub-adviser and custodian, respectively, for the period beginning January 1, 1996 at 45 Fremont Street, San Francisco, California 94105.

             (e) Stephens maintains all Records relating to its services as sponsor, co-administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

Item 31.      Management Services.

              Other than as set forth under the captions "The Funds and Management" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 32.      Undertakings.

             (a)    Not Applicable.

             (b)    Not Applicable.

             (c) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and

         1354
                    Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

             (d)    Not Applicable.

             (e) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

         1355
                                 SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 30th day of January, 1997.

                                        STAGECOACH FUNDS, INC.


                                        By  /s/Richard H. Blank, Jr.
                                            ------------------------
                                             Richard H. Blank, Jr.
                                             Secretary and Treasurer
                                             (Principal Financial Officer)


      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

       Signature                                Title                                    Date
       ---------                                -----                                    ----
               *                                Director, Chairman and President
      ------------------------                  (Principal Executive Officer)
      (R. Greg Feltus)

      /s/Richard H. Blank, Jr.                  Secretary and Treasurer                  1/30/97
      ------------------------                  (Principal Financial Officer)            -------
      (Richard H. Blank, Jr.)

               *
      ------------------------                  Director
      (Jack S. Euphrat)

               *
      ------------------------                  Director
      (Thomas S. Goho)

               *
      ------------------------                  Director
      (Joseph N. Hankin)

               *
      ------------------------                  Director
      (W. Rodney Hughes)

               *
      ------------------------                  Director
      (Robert M. Joses)

               *
      ------------------------                  Director
      (J. Tucker Morse)

*By:  /s/Richard H. Blank, Jr.
      ------------------------
      Richard H. Blank, Jr.
      As Attorney-in-Fact
      January 30, 1997

         1356
                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas, on the 30th day of January, 1997.


                                            MASTER INVESTMENT TRUST


                                            By:  /s/Richard H. Blank, Jr.
                                                 ------------------------
                                                  Richard H. Blank, Jr.
                                                  Secretary and Treasurer
                                                  (Principal Financial Officer)


      Signature                                 Title                                         Date
      ---------                                 -----                                         ----


        *                                       Chairman, President (Principal
---------------------------------               Executive Officer) and Trustee
(R. Greg Feltus)

/s/Richard H. Blank, Jr.                        Chief Operating Officer,                      1/30/97
---------------------------------               Secretary and Treasurer
(Richard H. Blank, Jr.)                         (Principal Financial Officer)


        *                                       Trustee
---------------------------------
(Jack S. Euphrat)

        *                                       Trustee
---------------------------------
(Thomas S. Goho)

        *                                       Trustee
---------------------------------
(Joseph N. Hankin)

        *                                       Trustee
---------------------------------
(W. Rodney Hughes)

        *                                       Trustee
---------------------------------
(Robert M. Joses)

        *                                       Trustee
---------------------------------
(J. Tucker Morse)


*By:  /s/Richard H. Blank, Jr.
     -------------------------
      (Richard H. Blank, Jr.)
      As Attorney-in-Fact
      January 30, 1997

         1357

                             STAGECOACH FUNDS, INC.
                          FILE NOS. 33-42927; 811-6419

                                 EXHIBIT INDEX

        EXHIBIT NUMBER                                    DESCRIPTION
   o    EX-99.B5(k)           o   Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Arizona Tax-Free Fund

   o    EX-99.B5(l)           o   Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Balanced Fund

   o    EX-99.B5(m)           o   Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Equity Value Fund

   o    EX-99.B5(n)           o   Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Government Money Market Mutual Fund

   o    EX-99.B5(o)           o   Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Intermediate Bond Fund

   o    EX-99.B5(p)           o   Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Money Market Trust

   o    EX-99.B5(q)           o   Advisory Contract with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Fund

   o    EX-99.B5(r)           o   Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Oregon Tax-Free Fund

   o    EX-99.B5(s)           o   Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Prime Money Market Mutual Fund

   o    EX-99.B5(t)           o   Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Treasury Money Market Mutual Fund

   o    EX-99.B9(a)(xiv)      o   Administration Agreement with Stephens Inc. on behalf of the
                                  Arizona Tax-Free, Balanced, California Tax-Free Money Market
                                  Trust, Equity Value, Government Money Market Mutual,
                                  Intermediate Bond, Money Market Trust, National Tax-Free,
                                  Oregon Tax-Free, Prime Money Market Mutual and Treasury Money
                                  Market Mutual Funds

   o    EX-99.B10             o   Opinion and Consent of Counsel

   o    EX-99.B11             o   Auditors Consent - KPMG Peat Marwick

   o    EX-99.B18             o   Rule 18f-3 Multi-Class Plan